UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000

Date of fiscal year end: _12/31__

Date of reporting period:  12/31/20

Item 1. Reports to Stockholders.

a.)

The following is a copy of the report transmitted to shareholders pursuant to Rule30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1.)

b.)

A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report. Not Applicable.

ANNUAL REPORT

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

December 31, 2020

Franklin Templeton Variable Insurance Products Trust Annual Report

Table of Contents

Important Notes to Performance Information .. . . . . . . . . . .	i
Fund Summaries
Franklin Allocation VIP Fund . . . . . . . . . . . . . . . . . . . .	FFA-1
Franklin Global Real Estate VIP Fund .. . . . . . . . . . . . .	FGR-1
Franklin Growth and Income VIP Fund . . . . . . . . . . . . .	FGI-1
Franklin Income VIP Fund .. . . . . . . . . . . . . . . . . . . . .	FI-1
Franklin Large Cap Growth VIP Fund . . . . . . . . . . . . . .	FLG-1
Franklin Mutual Global Discovery VIP Fund .. . . . . . . . .	MGD-1
Franklin Mutual Shares VIP Fund .. . . . . . . . . . . . . . . .	MS-1
Franklin Rising Dividends VIP Fund . . . . . . . . . . . . . . .	FRD-1
Franklin Small Cap Value VIP Fund . . . . . . . . . . . . . . .	FSV-1
Franklin Small-Mid Cap Growth VIP Fund . . . . . . . . . . .	FSC-1
Franklin Strategic Income VIP Fund . . . . . . . . . . . . . . .	FSI-1
Franklin U.S. Government Securities VIP Fund . . . . . . .	FUS-1
Templeton Developing Markets VIP Fund . . . . . . . . . . .	TD-1
*Prospectus Supplement . . . . . . . . . . . . . . . . . . . . .	TD-7
*Statement of Additional Information .. . . . . . . . . . . .	TD-9
*Special Meeting of Shareholders . . . . . . . . . . . . . . .	TD-11
Templeton Foreign VIP Fund .. . . . . . . . . . . . . . . . . . .	TF-1
Templeton Global Bond VIP Fund .. . . . . . . . . . . . . . . .	TGB-1
Templeton Growth VIP Fund . . . . . . . . . . . . . . . . . . . .	TG-1
Index Descriptions .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	I-1
Board Members and Officers . . . . . . . . . . . . . . . . . . . . . . .	BOD-1
Shareholder Information .. . . . . . . . . . . . . . . . . . . . . . . . . .	SI-1

*Not part of the annual report. Retain for your records

Not FDIC Insured May Lose Value

No Bank Guarantee

MASTER CLASS - 1

Important Notes to Performance Information

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

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i

Franklin Allocation VIP Fund

This annual report for Franklin Allocation VIP Fund covers the fiscal year ended December 31, 2020.

Class 1 Performance Summary as of December 31, 2020

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Average Annual
Share Class	Total Return
1
1-Year	+12.19%
5-Year	+9.21%
10-Year	+7.87%

*On May 1, 2019, the Fund’s investment strategies changed. Performance prior to May 1, 2019, is attributable to the Fund’s performance before the strategy change. The Fund has an expense reduction contractually guaranteed through 4/30/21. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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FFA-1

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/11–12/31/20)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®), the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI World ex USA Index-NR and the Linked Allocation VIP Fund Benchmark. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund

Summaries.

$40,000

$35,000	$36,700

$30,000
$25,000	$24,837
$20,000	$21,328
$16,579
$15,000
$14,576
$10,000
$5,000
1/11	12/12	12/14	12/16	12/18	12/20
	Franklin Allocation VIP Fund		MSCI World ex USA Index-NR**
	S&P 500**		Linked Allocation VIP Fund
Benchmark***

Bloomberg Barclays U.S. Aggregate

Bond Index**

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

***Source: FactSet. The Linked Allocation VIP Fund Benchmark was calculated internally and was composed of 40% S&P 500, 40% Bloomberg Barclays U.S. Aggregate Bond Index and 20% MSCI World ex USA Index-NR. Please see Index Descriptions following the Fund Summaries.

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Franklin Allocation VIP Fund

Fund Goal and Main Investments

The Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund allocates approximately 60% of its assets to the equity asset class and 40% of its assets to the fixed income asset class by allocating the Fund’s assets among various sleeves (investment strategies).

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Because the Fund invests in underlying funds, and the Fund’s performance is directly related to the performance of the underlying funds held by it, the ability of the Fund to achieve its investment goals is directly related to the ability of the underlying funds to meet their investment goals. Additionally, because these underlying funds may engage in a variety of investment strategies involving certain risks, the Fund may be subject to these same risks. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bonds are affected by changes in interest rates and the creditworthiness of their issuers. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds adjust to a rise in interest rates, the Fund’s share price may decline. Higher- yielding, lower-rated corporate bonds entail a greater degree of credit risk compared to investment-grade securities. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s prospectus also includes a description of the main investment risks.

Portfolio Composition 12/31/20

% of Total
Net Assets
Common Stocks	60.1%
Corporate Bonds	11.0%
U.S. Government and Agency Securities	11.0%
Mortgage-Backed Securities	9.7%
Management Investment Companies	2.9%
Other	1.6%
Short-Term Investments & Other Net Assets	3.7%

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), posted a +18.40% total return.1 The Fund’s other benchmarks performed as follows: the Bloomberg Barclays U.S. Aggregate Bond Index posted a +7.51% total return, the MSCI World ex USA Index-NR posted a +7.59% total return and the Linked Allocation VIP Fund Benchmark posted a +12.61% total return.1,2

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI All Country World Index (USD), posted a +16.82% total return for the 12 months ended December 31, 2020.1 Stocks fell sharply in early 2020 as many investors sold equities amid fears of a global economic slowdown due to the novel coronavirus (COVID-19) pandemic. Global equities began to rebound in late March 2020 amid optimism about easing lockdown restrictions, vaccine and treatment development and economic stimulus measures. Despite declines in September and October due to geopolitical tensions and rising infection rates, markets rebounded in November and December, as positive sentiment about successful trials of COVID-19 vaccines, the beginning of vaccination programs in some countries and apparent resolution of political uncertainty supported markets.

1.Source: Morningstar.

2.Source: FactSet. The Linked Allocation VIP Fund benchmark was calculated internally and was composed of 40% S&P 500, 40% Bloomberg Barclays U.S. Aggregate Bond Index and 20% MSCI World ex USA Index-NR.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN ALLOCATION VIP FUND

In the U.S., pandemic-related restrictions caused stiff economic headwinds, including mass layoffs that drove the unemployment rate to 14.8% in April 2020.3 According to the National Bureau of Economic Research, the longest U.S. economic expansion in history ended in February, and the country slipped into a deep recession. Equities began to rebound in the spring amid the government’s fiscal and monetary stimulus, declining jobless claims, rising retail sales and optimism about treatments and potential vaccines for COVID-19. Following a record annualized decline in second-quarter gross domestic product (GDP), resilient consumer spending helped drive third-quarter GDP to expand at a record annualized rate, although growth slowed in the fourth quarter. Equities continued to rise during the summer but declined in the fall due to concerns about possible new restrictions amid rising COVID-19 infection rates and uncertainties about additional fiscal stimulus and the U.S. presidential election. Despite signs that the economic recovery was stalling as the unemployment rate remained relatively high (6.7% at period-end) and consumer spending declined, stocks rallied in November and December, buoyed by the outcome of the U.S. presidential election, the start of COVID-19 vaccination programs and the passage of a new U.S. stimulus bill.3

In an effort to support the economy, the U.S. Federal Reserve (Fed) lowered the federal funds target rate to a range of 0.00%–0.25% in March 2020. The Fed also enacted quantitative easing measures aimed at ensuring credit flows to borrowers and supporting credit markets with open- ended bond purchasing. Furthermore, the Fed signaled that interest rates would potentially remain low, even if inflation moderately exceeded its 2% target.

In the eurozone, the economy contracted again in the fourth quarter of 2020, following quarter-on-quarter expansion in the third quarter and contractions in the first and second quarters. After several months of gains due to easing restrictions and robust stimulus measures, European developed market equities, as measured by the MSCI Europe Index (USD), declined in September and October as rising infection rates heightened investor concerns that the nascent economic revival could stall. Nevertheless, successful vaccine development and a Brexit resolution supported European developed market equities, as measured by the MSCI Europe Index (USD), to post a +5.93% total return for the period.1

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index (USD), posted a +21.30% total return for the 12 months under review.1

3. Source: U.S. Bureau of Labor Statistics.

Although pandemic-related lockdowns derailed economic growth in early 2020, sharp market declines were followed by rebounds as China's economy, a key driver of the region's economic activity, recovered from the contraction in the first quarter and expanded during the rest of 2020. Asian stocks rose as the region’s economies reopened, aided by robust stimulus measures and optimism that economic revitalization would be further spurred by COVID-19 vaccines.

Global emerging market stocks, as measured by the MSCI Emerging Markets Index (USD), posted a +18.69% total return for the period, despite steep pandemic-related declines in early 2020, benefiting from improving economic activity, stabilizing oil prices and U.S. dollar weakness.1 In spite of higher COVID-19 cases in some countries, emerging market stocks rallied near the end of 2020, bolstered by easing political uncertainty, commencement of COVID-19 vaccinations and rising commodity prices.

Geographic Composition 12/31/20

% of Total
Net Assets
North America	73.7%
Europe	14.1%
Asia	6.1%
Australia & New Zealand	1.2%
Other	1.2%
Short-Term Investments & Other Net Assets	3.7%

Investment Strategy

The Fund seeks to achieve its investment goals by allocating its assets among the broad asset classes of equity and fixed income investments through a variety of investment strategies or sleeves managed by the investment manager or its affiliates, which include Franklin U.S. Smart Beta Equity Strategy, Franklin Total Return Strategy (liquidated on 7/15/20 and transferred into existing Franklin U.S. Core Bond Strategy and new Franklin U.S. Treasury Securities Strategy), Franklin Growth Strategy, Templeton Foreign Strategy, Franklin International Growth Strategy, Franklin U.S. Government Securities Strategy, Franklin Rising Dividends Strategy, Franklin Investment Grade Corporate Strategy, Templeton Global Bond VIP Fund , Franklin International Core Equity Strategy, Franklin U.S. Core Equity (IU) Strategy, Franklin Emerging Market Core Equity (IU) Strategy and Franklin U.S. Core Bond Strategy. The Fund is structured as a multi-manager fund (meaning the Fund’s assets are managed by multiple subadvisors), with the investment manager having overall responsibility for the Fund’s investments. The investment manager allocates

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FRANKLIN ALLOCATION VIP FUND

assets among various asset classes and strategy sleeves to seek to diversify the Fund’s portfolio, to add incremental return and to reduce the Fund’s risk of being significantly impacted by changes in a specific asset class or by changing market conditions. The investment manager may, at times, implement a risk overlay strategy, which seeks to neutralize certain market risks that may exist in the Fund primarily through the use of equity and interest rate/bond futures. Allocation to each sleeve will generally not exceed 20% and will vary with market conditions. However, under normal market conditions, no sleeve constitutes a majority of the Fund’s assets.

Manager’s Discussion

The Fund’s performance can be attributed largely to its allocation among the underlying sleeves and their investments in domestic and foreign equity securities, fixed income securities, equity index and U.S. Treasury futures, and short-term investments and other net assets.

During the 12 months under review, on the equity side, the Franklin International Growth Strategy and the Franklin International Core Equity Growth Strategy outperformed the Fund’s foreign equity benchmark, the MSCI World ex USA Index-NR, while the Templeton Foreign Strategy underperformed the index. The Franklin Growth Strategy and the Franklin Rising Dividends Strategy outperformed the Fund’s domestic equity benchmark, the S&P 500, while the Franklin U.S. Core Equity Strategy and the Franklin U.S. Smart Beta Equity Strategy underperformed the index. On the fixed income side, the Franklin Total Return Strategy and Franklin Investment Grade Corporate Strategy outperformed the Fund’s fixed income benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, while the Franklin U.S. Government Securities Strategy, Franklin Global Bond VIP Fund, the Franklin U.S. Core Bond Strategy and the Franklin U.S. Treasury Bond Strategy underperformed the index. The Fund utilized U.S. Treasury and equity index futures for daily cash equitization as well as dynamic asset allocation purposes during the period, which contributed to returns.

Top 10 Holdings 12/31/20

Company	% of Total
Industry, Country	Net Assets
U.S. Treasury Notes	7.9%
Diversified Financial Services, United States
GNMA II, Single-family, 30 Year	4.1%
Diversified Financial Services, United States
FHLMC Pool, 30 Year	2.7%
Diversified Financial Services, United States
U.S. Treasury Bonds	2.7%
Diversified Financial Services, United States
Microsoft Corp.	2.1%
Software, United States
Schwab U.S. TIPS ETF	1.9%
Capital Markets, United States
FNMA, 30 Year	1.8%
Thrifts & Mortgage Finance, United States
Apple, Inc.	1.5%
Technology Hardware, Storage & Peripherals,
United States
Amazon.com, Inc.	1.3%
Internet & Direct Marketing Retail, United States
Alphabet, Inc.	1.0%
Interactive Media & Services, United States

Thank you for your participation in Franklin Allocation VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN ALLOCATION VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Fund-Level		Fund-Level
			Expenses		Expenses		Net
	Beginning	Ending	Paid During	Ending	Paid During		Annualized
Share	Account	Account	Period	Account	Period		Expense
Class	Value 7/1/20	Value 12/31/20	7/1/20–12/31/201, 2	Value 12/31/20	7/1/20–12/31/201, 2	a	Ratio2
1	$1,000	$1,134.30	$2.96	$1,022.36	$2.80		0.55%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Allocation VIP Fund

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 1

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$6.86	$6.37	$7.44	$7.13	$6.80
Income from investment operationsa:	0.10	0.11c	0.23c	0.21c	0.21c
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	0.45	1.11	(0.89)	0.63	0.64
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	0.55	1.22	(0.66)	0.84	0.85
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.12)	(0.27)	(0.24)	(0.22)	(0.29)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.80)	(0.46)	(0.17)	(0.31)	(0.23)
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.92)	(0.73)	(0.41)	(0.53)	(0.52)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$5.49	$6.86	$6.37	$7.44	$7.13
Total returnd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12.19%	20.04%	(9.34)%	12.17%	13.43%
Ratios to average net assets
Expenses before waiver and payments by affiliates.. . . . . .	0.60%	0.44%	0.12%	0.12%	0.11%
Expenses net of waiver and payments by affiliates. . . . . . .	0.55%e	0.39%	0.10%	0.10%	0.10%
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	1.79%	1.55%	3.13%	2.75%	3.09%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$811	$842	$984	$1,047	$1,025
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	99.02%	170.79%	2.23%	1.28%	0.10%
Portfolio turnover rate excluding mortgage dollar rolls. . . . .	91.62%f	158.11%f	2.23%	1.28%	0.10%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchas- es of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds and exchange traded funds in which the Fund invests.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Prod- ucts Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%. fSee Note 1(h) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Allocation VIP Fund (continued)

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 2

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$6.81	$6.32	$7.39	$7.08	$6.75
Income from investment operationsa:	0.09	0.09c	0.21c	0.18c	0.19c
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	0.43	1.11	(0.89)	0.64	0.64
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	0.52	1.20	(0.68)	0.82	0.83
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.10)	(0.25)	(0.22)	(0.20)	(0.27)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.80)	(0.46)	(0.17)	(0.31)	(0.23)
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.90)	(0.71)	(0.39)	(0.51)	(0.50)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$5.43	$6.81	$6.32	$7.39	$7.08
Total returnd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11.74%	19.86%	(9.65)%	11.98%	13.18%
Ratios to average net assets
Expenses before waiver and payments by affiliates.. . . . . .	0.85%	0.69%	0.37%	0.37%	0.36%
Expenses net of waiver and payments by affiliates. . . . . . .	0.80%e	0.64%	0.35%	0.35%	0.35%
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	1.54%	1.30%	2.88%	2.50%	2.84%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$398,620	$403,040	$390,300	$480,402	$474,669
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	99.02%	170.79%	2.23%	1.28%	0.10%
Portfolio turnover rate excluding mortgage dollar rolls. . . . .	91.62%f	158.11%f	2.23%	1.28%	0.10%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchas- es of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds and exchange traded funds in which the Fund invests.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Prod- ucts Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%. fSee Note 1(h) regarding mortgage dollar rolls.

FFA-8

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Allocation VIP Fund (continued)

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 4

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$6.97	$6.46	$7.53	$7.21	$6.87
Income from investment operationsa:	0.08	0.08c	0.20c	0.18c	0.19c
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	0.46	1.13	(0.89)	0.64	0.64
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	0.54	1.21	(0.69)	0.82	0.83
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.09)	(0.24)	(0.21)	(0.19)	(0.26)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.80)	(0.46)	(0.17)	(0.31)	(0.23)
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.89)	(0.70)	(0.38)	(0.50)	(0.49)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$5.62	$6.97	$6.46	$7.53	$7.21
Total returnd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11.75%	19.56%	(9.58)%	11.78%	12.92%
Ratios to average net assets
Expenses before waiver and payments by affiliates.. . . . . .	0.95%	0.79%	0.47%	0.47%	0.46%
Expenses net of waiver and payments by affiliates. . . . . . .	0.90%e	0.74%	0.45%	0.45%	0.45%
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	1.44%	1.20%	2.78%	2.40%	2.74%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$409,388	$406,693	$393,385	$528,862	$530,403
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	99.02%	170.79%	2.23%	1.28%	0.10%
Portfolio turnover rate excluding mortgage dollar rolls. . . . .	91.62%f	158.11%f	2.23%	1.28%	0.10%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchas- es of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds and exchange traded funds in which the Fund invests.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Prod- ucts Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%. fSee Note 1(h) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

Annual Report

FFA-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2020

Franklin Allocation VIP Fund

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks 60.1%
	Aerospace & Defense 1.4%
	BAE Systems plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	90,743		$605,189
	BWX Technologies, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	10,343		623,476
	aDassault Aviation SA.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	France	365		397,474
	General Dynamics Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,600		684,572
	Huntington Ingalls Industries, Inc... . . . . . . . . . . . . . . . . . . . . . . . .	United States	362		61,714
	Lockheed Martin Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,976		2,121,360
	aMercury Systems, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,600		405,076
	MTU Aero Engines AG. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	7,500		1,955,099
	Northrop Grumman Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,328		1,928,268
	Raytheon Technologies Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	33,711		2,410,674
					11,192,902
	Air Freight & Logistics 0.7%
	CH Robinson Worldwide, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,330		124,847
	Deutsche Post AG. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	14,214		704,130
	DSV PANALPINA A/S.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Denmark	10,300		1,731,179
	Expeditors International of Washington, Inc.. . . . . . . . . . . . . . . . . .	United States	5,695		541,652
	FedEx Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	348		90,348
	United Parcel Service, Inc., B. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	13,736		2,313,142
					5,505,298
	Airlines 0.0%†
	aInternational Consolidated Airlines Group SA.. . . . . . . . . . . . . . . . .	United Kingdom	179,897		391,484
	Auto Components 0.2%
	Aptiv plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,300		299,667
	Cie Generale des Etablissements Michelin SCA. . . . . . . . . . . . . . .	France	2,451		315,596
	Gentex Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,776		229,909
	Toyota Industries Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	5,149		409,094
					1,254,266
	Automobiles 0.4%
	Bayerische Motoren Werke AG.. . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	7,192		634,768
	Fiat Chrysler Automobiles NV.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	38,275		691,507
	Honda Motor Co. Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	20,700		584,077
	Isuzu Motors Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	63,100		600,689
	Peugeot SA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	France	3,057		83,721
	aTesla, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	685		483,384
					3,078,146
	Banks 1.3%
	Associated Banc-Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	308		5,251
	Banco de Sabadell SA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Spain	224,093		96,983
	Bank of America Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,969		241,540
	aBNP Paribas SA.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	France	14,623		772,012
	aCredit Agricole SA.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	France	31,834		402,460
	aFinecoBank Banca Fineco SpA.. . . . . . . . . . . . . . . . . . . . . . . . . . .	Italy	116,802		1,926,380
	aING Groep NV. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Netherlands	156,476		1,454,949
	JPMorgan Chase & Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,830		613,748
	Kasikornbank PCL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Thailand	135,292		509,439
	KB Financial Group, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	South Korea	20,247		802,935
	aKBC Group NV.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Belgium	3,581		250,613
	People's United Financial, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	923		11,934
	Shinhan Financial Group Co. Ltd... . . . . . . . . . . . . . . . . . . . . . . . .	South Korea	20,714		613,719
	aStandard Chartered plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	153,094		972,209
	Sumitomo Mitsui Financial Group, Inc.. . . . . . . . . . . . . . . . . . . . . .	Japan	29,300		908,246
	Sumitomo Mitsui Financial Group, Inc., ADR.. . . . . . . . . . . . . . . . .	Japan	106,000		654,020
	Wells Fargo & Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,589		229,036

FFA-10

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	Banks (continued)
	Western Alliance Bancorp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,431		$145,739
					10,611,213
	Beverages 0.9%
	Anheuser-Busch InBev SA/NV. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Belgium	1,013		70,677
	aBoston Beer Co., Inc. (The), A.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	257		255,533
	Brown-Forman Corp., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	462		33,943
	Brown-Forman Corp., B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	10,030		796,683
	Coca-Cola Co. (The).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	10,118		554,871
	Constellation Brands, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,104		679,931
	Kirin Holdings Co. Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	23,643		558,282
	aMonster Beverage Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	24,136		2,232,097
	PepsiCo, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	14,529		2,154,651
					7,336,668
	Biotechnology 1.7%
	AbbVie, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	20,496		2,196,146
	aAlexion Pharmaceuticals, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	960		149,990
	Amgen, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	9,465		2,176,193
	aBiogen, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,840		940,262
	aCertara, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,500		50,580
	CSL Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Australia	10,372		2,266,205
	aDeciphera Pharmaceuticals, Inc... . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,300		188,331
	aExelixis, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,363		47,425
	aGalapagos NV. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Belgium	3,636		359,886
	aGenmab A/S.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Denmark	3,800		1,541,003
	Gilead Sciences, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	12,610		734,659
	aIovance Biotherapeutics, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,300		106,720
	aNeurocrine Biosciences, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,609		250,073
	aPTC Therapeutics, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,200		134,266
	aRegeneron Pharmaceuticals, Inc... . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,646		795,199
	aSeagen, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,413		422,613
	aUnited Therapeutics Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,361		206,586
	aVertex Pharmaceuticals, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,836		906,600
					13,472,737
	Building Products 0.6%
	A O Smith Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,010		219,828
	Allegion plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,407		512,887
	Geberit AG.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Switzerland	1,374		860,084
	Johnson Controls International plc. . . . . . . . . . . . . . . . . . . . . . . . .	United States	18,900		880,551
	aKingspan Group plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Ireland	2,043		143,172
	Lennox International, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,190		326,024
	Masco Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,707		423,346
	Owens Corning.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,313		175,233
	Trane Technologies plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,657		966,330
	aTrex Co., Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	447		37,423
					4,544,878
	Capital Markets 2.7%
	BlackRock, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,265		912,748
	Charles Schwab Corp. (The).. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	17,031		903,324
	Deutsche Boerse AG. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	8,000		1,362,234
	Evercore, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,339		146,808
	FactSet Research Systems, Inc... . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,457		484,453
	bFlow Traders, 144A, Reg S.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Netherlands	6,603		218,611
	Goldman Sachs Group, Inc. (The).. . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,082		1,867,594
	Hargreaves Lansdown plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	12,355		257,276

The accompanying notes are an integral part of these financial statements.

Annual Report

FFA-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	Capital Markets (continued)
	Hong Kong Exchanges & Clearing Ltd... . . . . . . . . . . . . . . . . . . . .	Hong Kong	15,900		$872,143
	Intercontinental Exchange, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,855		905,603
	Intermediate Capital Group plc. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	74,000		1,741,353
	Invesco Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	14,122		246,146
	Japan Exchange Group, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	8,500		217,190
	Lazard Ltd., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,039		170,850
	Magellan Financial Group Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Australia	4,546		188,288
	MarketAxess Holdings, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,485		847,282
	Moody's Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,774		1,675,846
	Morgan Stanley. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	15,759		1,079,964
	Morningstar, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	796		184,330
	Nasdaq, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,700		623,878
	Nomura Holdings, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	90,800		480,066
	Partners Group Holding AG. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Switzerland	664		780,228
	S&P Global, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,897		2,595,981
	SEI Investments Co... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,361		250,627
	Singapore Exchange Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Singapore	30,300		212,964
	State Street Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,723		416,520
	T Rowe Price Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	8,006		1,212,028
	Tradeweb Markets, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,400		337,230
	UBS Group AG.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Switzerland	65,357		920,216
					22,111,781
	Chemicals 2.3%
	Air Products and Chemicals, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	11,688		3,193,395
	Albemarle Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	10,330		1,523,882
	Celanese Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	728		94,596
	bCovestro AG, 144A, Reg S.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	10,684		658,305
	Eastman Chemical Co... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	999		100,180
	Ecolab, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	8,621		1,865,240
	EMS-Chemie Holding AG.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Switzerland	317		304,942
	Huntsman Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	768		19,308
	Koninklijke DSM NV.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Netherlands	9,800		1,685,386
	Linde plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	12,885		3,395,326
	LyondellBasell Industries NV, A.. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,931		268,655
	NewMarket Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	69		27,482
	Nitto Denko Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	6,300		564,354
	Sherwin-Williams Co. (The). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,025		753,283
	Symrise AG. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	12,000		1,595,386
	Tosoh Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	30,725		480,053
	Umicore SA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Belgium	36,000		1,730,414
	Valvoline, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,097		25,385
	Yara International ASA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Brazil	1,381		57,293
					18,342,865
	Commercial Services & Supplies 0.4%
	Cintas Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,469		1,579,613
	aCopart, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,113		396,129
	Downer EDI Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Australia	58,693		241,176
	Republic Services, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,700		356,310
	Rollins, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	8,680		339,128
					2,912,356
	Communications Equipment 0.1%
	aArista Networks, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	221		64,216
	Cisco Systems, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	12,275		549,306
	aF5 Networks, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	578		101,694

FFA-12

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	Communications Equipment (continued)
	Motorola Solutions, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,451		$246,757
					961,973
	Construction & Engineering 0.1%
	Obayashi Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	25,300		218,455
	Quanta Services, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,604		115,520
	Sinopec Engineering Group Co. Ltd., H.. . . . . . . . . . . . . . . . . . . . .	China	602,000		259,921
	Taisei Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	17,800		614,074
					1,207,970
	Construction Materials 0.1%
	Martin Marietta Materials, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,263		642,624
	Taiheiyo Cement Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	2,300		57,613
					700,237
	Consumer Finance 0.0%†
	Santander Consumer USA Holdings, Inc.. . . . . . . . . . . . . . . . . . . .	United States	773		17,022
	SLM Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	10,921		135,311
					152,333
	Containers & Packaging 0.0%†
	Ardagh Group SA.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	38		654
	Avery Dennison Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	316		49,015
	International Paper Co... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	863		42,908
	Packaging Corp. of America. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	771		106,329
	Sonoco Products Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	890		52,732
					251,638
	Distributors 0.1%
	Pool Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,490		555,025
	Diversified Consumer Services 0.3%
	aGrand Canyon Education, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,360		126,629
	H&R Block, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	28,737		455,769
	aTAL Education Group, ADR.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	China	21,000		1,501,710
					2,084,108
	Diversified Financial Services 0.4%
	aBerkshire Hathaway, Inc., B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,438		797,169
	EXOR NV.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Netherlands	3,681		299,009
	Investor AB, B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Sweden	10,848		789,659
	Jefferies Financial Group, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	823		20,246
	aKinnevik AB, B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Sweden	8,404		422,245
	M&G plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	95,428		257,595
	Mitsubishi UFJ Lease & Finance Co. Ltd.. . . . . . . . . . . . . . . . . . . .	Japan	15,800		75,870
	ORIX Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	48,000		738,438
					3,400,231
	Diversified Telecommunication Services 0.6%
	AT&T, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	25,191		724,493
	bCellnex Telecom SA, 144A, Reg S. . . . . . . . . . . . . . . . . . . . . . . . .	Spain	20,500		1,231,136
	CenturyLink, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,338		22,796
	Deutsche Telekom AG. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	30,280		552,711
	Verizon Communications, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	37,106		2,179,978
					4,711,114

The accompanying notes are an integral part of these financial statements.

Annual Report

FFA-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	Electric Utilities 0.5%
	Alliant Energy Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,042		$105,224
	American Electric Power Co., Inc... . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,380		198,183
	Evergy, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,543		85,652
	Eversource Energy.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,629		227,435
	Hawaiian Electric Industries, Inc... . . . . . . . . . . . . . . . . . . . . . . . . .	United States	946		33,479
	NextEra Energy, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	19,016		1,467,084
	NRG Energy, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,824		293,791
	PPL Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,240		147,768
	Red Electrica Corp. SA.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Spain	16,339		335,471
	Southern Co. (The).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,198		442,173
	Tohoku Electric Power Co., Inc... . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	16,900		139,479
	Xcel Energy, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,603		173,542
					3,649,281
	Electrical Equipment 0.5%
	Acuity Brands, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,167		141,312
	AMETEK, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,718		449,655
	Eaton Corp. plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	832		99,956
	Emerson Electric Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,980		641,353
	aGenerac Holdings, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	208		47,301
	GrafTech International Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	388		4,136
	Hubbell, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	110		17,247
	Mitsubishi Electric Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	61,300		926,467
	nVent Electric plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	13,600		316,744
	Rockwell Automation, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,455		615,739
	Schneider Electric SE.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	France	8,084		1,168,407
					4,428,317
	Electronic Equipment, Instruments & Components 0.7%
	Amphenol Corp., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	8,233		1,076,629
	aArrow Electronics, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,245		218,438
	Avnet, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	13,043		457,940
	Cognex Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,187		175,583
	Hitachi Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	28,735		1,134,151
	Jabil, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,709		115,214
	aKeysight Technologies, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,062		536,550
	SYNNEX Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,177		95,855
	TE Connectivity Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	10,449		1,265,060
	aVontier Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,485		216,599
					5,292,019
	Energy Equipment & Services 0.1%
	SBM Offshore NV.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Netherlands	33,612		635,020
	aTecnicas Reunidas SA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Spain	14,015		185,834
					820,854
	Entertainment 0.9%
	Activision Blizzard, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,486		602,225
	CTS Eventim AG & Co. KGaA.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	24,000		1,604,257
	aElectronic Arts, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,388		773,717
	aNetflix, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	676		365,533
	Nintendo Co. Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	1,300		834,524
	aSpotify Technology SA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	764		240,400
	Square Enix Holdings Co. Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	900		54,568
	aWalt Disney Co. (The).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	13,323		2,413,861
					6,889,085

FFA-14

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	Equity Real Estate Investment Trusts (REITs) 0.8%
	Boston Properties, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,875		$460,834
	CoreSite Realty Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	143		17,915
	Crown Castle International Corp.. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,485		1,032,347
	EPR Properties.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	671		21,807
	Equinix, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	598		427,080
	Equity Commonwealth. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,728		101,700
	Extra Space Storage, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	264		30,587
	Gaming and Leisure Properties, Inc... . . . . . . . . . . . . . . . . . . . . . .	United States	6,073		257,495
	Gecina SA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	France	397		61,736
	Goodman Group.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Australia	46,464		679,186
	Kimco Realty Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	16,450		246,915
	Klepierre SA.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	France	3,919		88,393
	National Retail Properties, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,557		63,712
	Omega Healthcare Investors, Inc... . . . . . . . . . . . . . . . . . . . . . . . .	United States	485		17,615
	Public Storage. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,190		1,429,457
	Realty Income Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,895		179,982
	Simon Property Group, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	12,313		1,050,053
	Spirit Realty Capital, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	967		38,844
	STORE Capital Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,841		62,557
	Suntec Real Estate Investment Trust.. . . . . . . . . . . . . . . . . . . . . . .	Singapore	50,600		57,104
	VICI Properties, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,159		29,555
	WP Carey, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,331		93,942
					6,448,816
	Food & Staples Retailing 0.8%
	Casey's General Stores, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	316		56,444
	Cosmos Pharmaceutical Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	800		129,182
	Costco Wholesale Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,369		515,812
	Koninklijke Ahold Delhaize NV. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Netherlands	41,949		1,183,486
	Kroger Co. (The). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	28,468		904,144
	Matsumotokiyoshi Holdings Co. Ltd... . . . . . . . . . . . . . . . . . . . . . .	Japan	11,300		481,975
	Seven & i Holdings Co. Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	7,600		269,120
	aSprouts Farmers Market, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	892		17,929
	Sundrug Co. Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	12,243		489,315
	Walgreens Boots Alliance, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,170		246,059
	Walmart, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	15,702		2,263,443
	Welcia Holdings Co. Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	3,600		135,801
					6,692,710
	Food Products 0.5%
	aa2 Milk Co. Ltd. (The).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	New Zealand	5,244		45,619
	Calbee, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	3,600		108,520
	Campbell Soup Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	720		34,812
	Flowers Foods, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,841		132,182
	General Mills, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,837		343,216
	Hershey Co. (The). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,579		240,529
	Hormel Foods Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,732		127,339
	Ingredion, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	581		45,707
	J M Smucker Co. (The).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	841		97,220
	Kellogg Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,757		109,338
	Lamb Weston Holdings, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,932		230,866
	McCormick & Co., Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	10,200		975,120
	MEIJI Holdings Co. Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	4,600		323,747
	Mondelez International, Inc., A. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	8,269		483,488
	Nestle SA.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Switzerland	2,916		344,704
	Toyo Suisan Kaisha Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	3,400		165,468
	Tyson Foods, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,551		164,386

The accompanying notes are an integral part of these financial statements.

Annual Report

FFA-15
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	Food Products (continued)
	bWH Group Ltd., 144A, Reg S. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Hong Kong	366,000		$306,910
					4,279,171
	Gas Utilities 0.1%
	Atmos Energy Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,010		96,384
	Osaka Gas Co. Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	14,800		303,364
	Toho Gas Co. Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	2,700		178,876
	Tokyo Gas Co. Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	14,300		330,976
	UGI Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,611		231,121
					1,140,721
	Health Care Equipment & Supplies 3.4%
	Abbott Laboratories. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	19,760		2,163,522
	aABIOMED, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	712		230,831
	aAlcon, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Switzerland	23,500		1,560,309
	aAlign Technology, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	335		179,017
	Becton Dickinson and Co... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,700		1,676,474
	Cochlear Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Australia	10,700		1,561,295
	Coloplast A/S, B.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Denmark	3,394		519,083
	Danaher Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	9,509		2,112,329
	DiaSorin SpA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Italy	920		192,095
	aEdwards Lifesciences Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	11,678		1,065,384
	Fisher & Paykel Healthcare Corp. Ltd... . . . . . . . . . . . . . . . . . . . . .	New Zealand	8,230		195,493
	GN Store Nord A/S.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Denmark	23,000		1,833,576
	aHaemonetics Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,424		644,100
	Hoya Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	6,200		858,668
	aIDEXX Laboratories, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,357		1,178,194
	aIntuitive Surgical, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,422		1,981,438
	Medtronic plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	15,200		1,780,528
	aQuidel Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	809		145,337
	ResMed, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,790		380,482
	aSonova Holding AG. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Switzerland	1,770		460,366
	Stryker Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	12,392		3,036,536
	Teleflex, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,984		1,228,125
	West Pharmaceutical Services, Inc.. . . . . . . . . . . . . . . . . . . . . . . .	United States	9,012		2,553,190
					27,536,372
	Health Care Providers & Services 0.7%
	Chemed Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400		213,044
	Cigna Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	894		186,113
	CVS Health Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,297		498,385
	Fresenius Medical Care AG & Co. KGaA.. . . . . . . . . . . . . . . . . . . .	Germany	9,509		792,963
	Humana, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	775		317,959
	aLaboratory Corp. of America Holdings.. . . . . . . . . . . . . . . . . . . . . .	United States	2,810		571,975
	Premier, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	455		15,970
	Quest Diagnostics, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,950		351,552
	Sinopharm Group Co. Ltd., H. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	China	96,800		234,820
	UnitedHealth Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,192		2,171,411
	Universal Health Services, Inc., B.. . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,382		190,025
					5,544,217
	Health Care Technology 0.2%
	aAmerican Well Corp., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,300		58,259
	Cerner Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	11,803		926,299
	M3, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	800		75,574
	aVeeva Systems, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,500		952,875
					2,013,007

FFA-16

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	Hotels, Restaurants & Leisure 0.5%
	aAirbnb, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	600		$88,080
	Domino's Pizza, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,572		602,799
	Las Vegas Sands Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	8,938		532,705
	McDonald's Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,505		1,610,423
	Yum! Brands, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,982		866,526
					3,700,533
	Household Durables 0.4%
	aBarratt Developments plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	35,415		323,791
	Berkeley Group Holdings plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	4,626		299,267
	DR Horton, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,669		115,027
	Garmin Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,341		160,464
	Iida Group Holdings Co. Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	5,700		115,244
	Lennar Corp., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,310		176,091
	aMohawk Industries, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,038		146,306
	aNVR, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	30		122,396
	Persimmon plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	11,258		424,939
	PulteGroup, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,652		243,714
	Sekisui House Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	24,100		490,960
	Sony Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	6,862		691,471
	aTaylor Wimpey plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	32,654		73,868
					3,383,538
	Household Products 0.9%
	Church & Dwight Co., Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,321		202,461
	Clorox Co. (The).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,596		726,104
	Colgate-Palmolive Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	39,485		3,376,362
	Kimberly-Clark Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,915		393,030
	Pigeon Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	1,300		53,655
	Procter & Gamble Co. (The).. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	15,865		2,207,456
					6,959,068
	Independent Power and Renewable Electricity Producers 0.0%†
	Vistra Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	14,746		289,906
	Industrial Conglomerates 1.0%
	3M Co... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,641		1,160,780
	Carlisle Cos., Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,100		484,158
	CK Hutchison Holdings Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	148,500		1,036,803
	Honeywell International, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	10,929		2,324,598
	Roper Technologies, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,200		3,103,848
					8,110,187
	Insurance 0.8%
	Admiral Group plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	7,074		279,740
	Aflac, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	29,075		1,292,965
	AIA Group Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Hong Kong	72,046		877,961
	American National Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	70		6,728
	Aviva plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	141,202		628,117
	aCNP Assurances. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	France	6,249		101,532
	Direct Line Insurance Group plc. . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	14,253		62,343
	Erie Indemnity Co., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,699		662,874
	First American Financial Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,098		159,950
	Japan Post Insurance Co. Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	8,900		182,487
	MetLife, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	13,435		630,773
	NN Group NV.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Netherlands	6,503		281,138
	Progressive Corp. (The). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,211		218,624
	Prudential Financial, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	12,672		989,303

The accompanying notes are an integral part of these financial statements.

Annual Report

FFA-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	Insurance (continued)
	aRoot, Inc., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,400		$37,704
	Unum Group.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,290		144,293
					6,556,532
	Interactive Media & Services 1.9%
	aAlphabet, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,084		5,405,142
	aAlphabet, Inc., C.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,752		3,069,294
	bAuto Trader Group plc, 144A, Reg S.. . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	38,282		311,628
	aBaidu, Inc., ADR.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	China	4,002		865,393
	aFacebook, Inc., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	15,983		4,365,916
	aIAC/InterActiveCorp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,607		304,285
	Kakaku.com, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	5,100		139,604
	aMatch Group, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,330		654,653
					15,115,915
	Internet & Direct Marketing Retail 2.0%
	aAlibaba Group Holding Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	China	17,493		508,775
	aAlibaba Group Holding Ltd., ADR. . . . . . . . . . . . . . . . . . . . . . . . . .	China	3,045		708,663
	aAmazon.com, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,034		9,881,526
	aboohoo Group plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	375,000		1,760,487
	aBooking Holdings, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	328		730,545
	eBay, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,422		71,455
	aMercadoLibre, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Argentina	1,200		2,010,264
	Qurate Retail, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	828		9,083
	a,bZalando SE, 144A, Reg S.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	4,883		543,165
	ZOZO, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	4,100		101,001
					16,324,964
	IT Services 3.3%
	Accenture plc, A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	15,108		3,946,361
	a,bAdyen NV, 144A, Reg S. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Netherlands	1,204		2,797,659
	aAkamai Technologies, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	587		61,629
	Amadeus IT Group SA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Spain	23,550		1,738,468
	Amdocs Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,250		88,662
	Automatic Data Processing, Inc... . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,021		1,060,900
	Booz Allen Hamilton Holding Corp.. . . . . . . . . . . . . . . . . . . . . . . . .	United States	885		77,154
	Broadridge Financial Solutions, Inc.. . . . . . . . . . . . . . . . . . . . . . . .	United States	1,128		172,810
	Cognizant Technology Solutions Corp., A. . . . . . . . . . . . . . . . . . . .	United States	4,119		337,552
	aConcentrix Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,177		116,170
	Fujitsu Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	7,300		1,055,109
	International Business Machines Corp... . . . . . . . . . . . . . . . . . . . .	United States	4,240		533,731
	Jack Henry & Associates, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	752		121,816
	aKeywords Studios plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Ireland	55,000		2,147,906
	Mastercard, Inc., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	9,450		3,373,083
	NEC Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	1,800		96,677
	Nomura Research Institute Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	10,900		389,931
	aOkta, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	700		177,982
	Otsuka Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	3,900		205,714
	Paychex, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,321		309,451
	aPayPal Holdings, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,300		1,007,060
	aShopify, Inc., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Canada	1,200		1,358,340
	aSnowflake, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,600		450,240
	aTwilio, Inc., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,462		833,387
	aVeriSign, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,998		648,767
	Visa, Inc., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	17,357		3,796,497
	Western Union Co. (The). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	952		20,887
					26,923,943

FFA-18

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	Leisure Products 0.0%†
	Brunswick Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,300		$175,352
	Polaris, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,714		163,310
					338,662
	Life Sciences Tools & Services 1.1%
	a10X Genomics, Inc., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,500		212,400
	Agilent Technologies, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	8,019		950,171
	aBio-Rad Laboratories, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	47		27,398
	aIllumina, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,346		1,238,020
	aMaravai LifeSciences Holdings, Inc., A. . . . . . . . . . . . . . . . . . . . . .	United States	2,900		81,345
	aMettler-Toledo International, Inc... . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,225		3,675,468
	PerkinElmer, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,241		465,083
	Sartorius Stedim Biotech. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	France	972		345,798
	aSeer, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	300		16,842
	Thermo Fisher Scientific, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,205		1,027,045
	aWaters Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	272		67,298
	a,bWuxi Biologics Cayman, Inc., 144A, Reg S.. . . . . . . . . . . . . . . . . .	China	52,500		696,221
					8,803,089
	Machinery 1.7%
	Allison Transmission Holdings, Inc... . . . . . . . . . . . . . . . . . . . . . . .	United States	810		34,935
	Amada Co. Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	7,600		83,632
	Atlas Copco AB, A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Sweden	13,271		682,173
	Atlas Copco AB, B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Sweden	5,986		268,732
	Caterpillar, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,146		572,635
	Cummins, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,781		1,312,865
	Deere & Co... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,786		749,573
	Donaldson Co., Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,400		413,512
	Dover Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,600		959,500
	Epiroc AB, A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Sweden	22,977		417,656
	Epiroc AB, B.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Sweden	13,688		231,108
	Fortive Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,217		440,288
	GEA Group AG.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	1,588		56,801
	Graco, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,237		451,247
	Illinois Tool Works, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,730		1,575,992
	aIngersoll Rand, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,326		242,653
	Komatsu Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	23,626		652,037
	Kone OYJ, B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Finland	5,006		407,906
	Kurita Water Industries Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	1,900		72,627
	Lincoln Electric Holdings, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,968		228,780
	Otis Worldwide Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,534		441,372
	PACCAR, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,052		177,047
	Pentair plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	12,000		637,080
	Schindler Holding AG. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Switzerland	461		124,672
	Schindler Holding AG. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Switzerland	767		207,315
	Snap-on, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,528		261,502
	Stanley Black & Decker, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,452		794,949
	Techtronic Industries Co. Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Hong Kong	23,000		328,749
	Timken Co. (The). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,904		147,294
	Toro Co. (The). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,050		99,582
	Xylem, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,000		305,370
	Yangzijiang Shipbuilding Holdings Ltd.. . . . . . . . . . . . . . . . . . . . . .	China	97,400		70,456
					13,450,040
	Marine 0.1%
	Kuehne + Nagel International AG. . . . . . . . . . . . . . . . . . . . . . . . . .	Switzerland	2,013		456,787

The accompanying notes are an integral part of these financial statements.

Annual Report

FFA-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	Media 0.8%
	a,bAscential plc, 144A, Reg S. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	324,885		$1,700,992
	Cable One, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	361		804,207
	Comcast Corp., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	18,331		960,544
	CyberAgent, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	26,000		1,793,601
	aInforma plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	39,994		299,072
	Interpublic Group of Cos., Inc. (The).. . . . . . . . . . . . . . . . . . . . . . .	United States	2,976		69,995
	Nippon Television Holdings, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	12,900		140,634
	Omnicom Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,972		122,994
	TBS Holdings, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	14,200		249,745
					6,141,784
	Metals & Mining 0.8%
	aArcelorMittal SA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Luxembourg	44,256		1,012,174
	BHP Group plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Australia	12,376		326,805
	Evraz plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Russia	19,488		124,555
	Fortescue Metals Group Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Australia	68,957		1,245,529
	Newmont Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,941		176,137
	Nucor Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,101		271,322
	Reliance Steel & Aluminum Co... . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,280		273,030
	Rio Tinto Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Australia	10,187		895,860
	Rio Tinto plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Australia	8,411		633,168
	Southern Copper Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Peru	167		10,875
	Steel Dynamics, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,693		283,641
	Sumitomo Metal Mining Co. Ltd... . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	20,290		902,520
	Wheaton Precious Metals Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . .	Brazil	14,617		610,832
					6,766,448
	Multiline Retail 0.5%
	Dollar General Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,047		640,784
	aNext plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	4,918		474,259
	Seria Co. Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	8,168		299,850
	Target Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	15,898		2,806,474
					4,221,367
	Multi-Utilities 0.4%
	AGL Energy Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Australia	23,608		217,911
	Ameren Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,720		134,263
	Consolidated Edison, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,810		203,079
	Dominion Energy, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,978		374,345
	DTE Energy Co... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,083		738,537
	E.ON SE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	64,969		719,447
	MDU Resources Group, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,469		170,393
	Public Service Enterprise Group, Inc.. . . . . . . . . . . . . . . . . . . . . . .	United States	4,586		267,364
	Veolia Environnement SA.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	France	12,180		300,339
	WEC Energy Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,164		107,123
					3,232,801
	Oil, Gas & Consumable Fuels 1.1%
	BP plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	213,177		735,673
	Cabot Oil & Gas Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,782		45,291
	Chevron Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,800		489,810
	Diamondback Energy, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,250		254,100
	EOG Resources, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	23,343		1,164,115
	Equinor ASA.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Norway	49,194		830,246
	Exxon Mobil Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	51,995		2,143,234
	Galp Energia SGPS SA, B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Portugal	43,845		464,618
	Husky Energy, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Canada	77,400		383,319
	Neste OYJ. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Finland	3,341		242,579

FFA-20

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	Oil, Gas & Consumable Fuels (continued)
	OMV AG.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Austria	2,130		$85,082
	Pioneer Natural Resources Co... . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,635		186,210
	Royal Dutch Shell plc, B.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Netherlands	50,513		856,193
	TOTAL SE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	France	16,169		697,919
	Valero Energy Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,553		144,423
					8,722,812
	Personal Products 0.2%
	Estee Lauder Cos., Inc. (The), A.. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,431		647,108
	aHerbalife Nutrition Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,658		127,717
	Nu Skin Enterprises, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	437		23,873
	Unilever plc, (GBP Traded).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	6,625		397,355
	Unilever plc, (EUR Traded).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	8,329		504,350
					1,700,403
	Pharmaceuticals 2.8%
	Astellas Pharma, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	10,600		164,128
	AstraZeneca plc, ADR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	11,514		575,585
	Bayer AG.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	21,965		1,294,037
	Bristol-Myers Squibb Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	8,551		530,419
	aCatalent, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	19,089		1,986,592
	Chugai Pharmaceutical Co. Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	1,200		64,026
	Eli Lilly and Co... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	12,711		2,146,125
	aGW Pharmaceuticals plc, ADR. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	1,226		141,493
	Hikma Pharmaceuticals plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Jordan	47,000		1,615,537
	aHorizon Therapeutics plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	732		53,546
	Ipsen SA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	France	559		46,225
	aJazz Pharmaceuticals plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,240		204,662
	Johnson & Johnson. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	25,261		3,975,576
	Merck & Co., Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	23,961		1,960,010
	Novartis AG. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Switzerland	2,077		195,566
	Novo Nordisk A/S, B.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Denmark	18,134		1,265,117
	Orion OYJ, B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Finland	3,796		174,376
	Otsuka Holdings Co. Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	7,300		312,779
	Pfizer, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	30,667		1,128,852
	Roche Holding AG. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Switzerland	7,281		2,535,962
	Sanofi. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	France	7,426		719,780
	Shionogi & Co. Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	900		49,204
	Takeda Pharmaceutical Co. Ltd., ADR.. . . . . . . . . . . . . . . . . . . . . .	Japan	70,604		1,284,993
	aTeva Pharmaceutical Industries Ltd., ADR.. . . . . . . . . . . . . . . . . . .	Israel	11,100		107,115
	aViatris, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	474		8,883
	Zoetis, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,775		293,762
					22,834,350
	Professional Services 1.1%
	Adecco Group AG.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Switzerland	5,766		384,035
	CoreLogic, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	162		12,526
	aCoStar Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	300		277,284
	Equifax, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,090		595,875
	Experian plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	45,000		1,709,614
	aFTI Consulting, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	124		13,853
	IHS Markit Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	12,109		1,087,751
	ManpowerGroup, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	8,552		771,219
	Nihon M&A Center, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	5,500		367,803
	Persol Holdings Co. Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	4,700		84,914
	aRandstad NV. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Netherlands	4,410		285,483
	Recruit Holdings Co. Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	8,000		336,024
	Robert Half International, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,710		294,281

The accompanying notes are an integral part of these financial statements.

Annual Report

FFA-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	Professional Services (continued)
	SGS SA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Switzerland	228		$687,277
	Verisk Analytics, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	9,149		1,899,241
	Wolters Kluwer NV.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Netherlands	5,202		438,896
					9,246,076
	Real Estate Management & Development 0.3%
	aCBRE Group, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,736		171,602
	CK Asset Holdings Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Hong Kong	133,330		682,236
	Daito Trust Construction Co. Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	2,600		242,982
	Kerry Properties Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Hong Kong	24,500		61,967
	Mitsui Fudosan Co. Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	29,600		619,811
	Sun Hung Kai Properties Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Hong Kong	46,500		594,688
	Swire Pacific Ltd., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Hong Kong	61,500		338,767
					2,712,053
	Road & Rail 1.0%
	Canadian National Railway Co... . . . . . . . . . . . . . . . . . . . . . . . . . .	Canada	5,414		594,728
	Canadian Pacific Railway Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . .	Canada	2,872		995,694
	JB Hunt Transport Services, Inc... . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,251		580,899
	Kansas City Southern.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,095		835,912
	Knight-Swift Transportation Holdings, Inc... . . . . . . . . . . . . . . . . . .	United States	3,948		165,105
	Landstar System, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,575		212,090
	Norfolk Southern Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,700		879,157
	Old Dominion Freight Line, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,398		663,222
	Schneider National, Inc., B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	220		4,554
	aUber Technologies, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,638		287,538
	Union Pacific Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	14,093		2,934,444
					8,153,343
	Semiconductors & Semiconductor Equipment 3.2%
	Analog Devices, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	14,000		2,068,220
	Applied Materials, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,405		552,751
	ASML Holding NV.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Netherlands	3,700		1,791,529
	ASML Holding NV, NYRS.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Netherlands	2,722		1,327,574
	aCirrus Logic, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	202		16,604
	Intel Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	40,746		2,029,966
	KLA Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,476		382,151
	Lam Research Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,163		549,250
	Maxim Integrated Products, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,811		337,845
	Monolithic Power Systems, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,769		1,014,091
	NVIDIA Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,245		2,738,939
	NXP Semiconductors NV. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Netherlands	10,322		1,641,301
	QUALCOMM, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,170		787,598
	Skyworks Solutions, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,688		716,701
	Taiwan Semiconductor Manufacturing Co. Ltd.. . . . . . . . . . . . . . . .	Taiwan	60,986		1,153,414
	Teradyne, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,953		593,815
	Texas Instruments, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	39,082		6,414,529
	Tokyo Electron Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	3,400		1,270,114
	Xilinx, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,495		353,716
					25,740,108
	Software 5.8%
	aAdobe, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,911		2,956,209
	aAspen Technology, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	496		64,604
	aAtlassian Corp. plc, A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,300		304,031
	aAutodesk, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,810		1,774,025
	aAvalara, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,380		557,328
	AVEVA Group plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	35,000		1,528,162

FFA-22

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	Software (continued)
	aBill.com Holdings, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,200		$846,300
	aCadence Design Systems, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	9,532		1,300,451
	aCheck Point Software Technologies Ltd.. . . . . . . . . . . . . . . . . . . . .	Israel	3,000		398,730
	Citrix Systems, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,303		559,820
	aCyberArk Software Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	15,000		2,423,850
	aDuck Creek Technologies, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400		17,320
	aFair Isaac Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	645		329,621
	aFortinet, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,445		660,216
	Intuit, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	10,236		3,888,145
	aManhattan Associates, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,821		191,533
	Microsoft Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	73,272		16,297,158
	Oracle Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	10,250		663,073
	Oracle Corp. Japan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	1,300		169,461
	aPaycom Software, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,000		452,250
	aPTC, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,821		815,860
	Sage Group plc (The).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	186,468		1,480,706
	asalesforce.com, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,253		723,890
	SAP SE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	14,725		1,907,242
	aServiceNow, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,655		3,112,682
	aSynopsys, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,493		1,424,005
	Trend Micro, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	5,200		299,380
	aTyler Technologies, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,243		542,594
	aVMware, Inc., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	268		37,590
	aWorkday, Inc., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,420		1,059,076
	aZoom Video Communications, Inc., A. . . . . . . . . . . . . . . . . . . . . . .	United States	188		63,416
					46,848,728
	Specialty Retail 1.2%
	aAutoNation, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,753		122,342
	aAutoZone, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	185		219,306
	Best Buy Co., Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	8,880		886,135
	Dick's Sporting Goods, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,961		110,228
	Foot Locker, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,129		45,657
	Home Depot, Inc. (The). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,675		1,241,774
	Industria de Diseno Textil SA.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Spain	7,862		249,549
	aKingfisher plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	78,285		289,295
	Lowe's Cos., Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	15,203		2,440,234
	Nitori Holdings Co. Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	3,000		627,304
	aO'Reilly Automotive, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,198		542,179
	aParty City Holdings, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,430		27,242
	Ross Stores, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	13,887		1,705,462
	TJX Cos., Inc. (The).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	8,163		557,451
	Tractor Supply Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,640		652,291
	Williams-Sonoma, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,033		308,881
					10,025,330
	Technology Hardware, Storage & Peripherals 1.8%
	Apple, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	89,187		11,834,223
	aDell Technologies, Inc., C.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	570		41,775
	HP, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	14,889		366,120
	Logitech International SA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Switzerland	4,357		423,043
	NetApp, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,023		134,004
	Samsung Electronics Co. Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . .	South Korea	26,142		1,949,216
	Xerox Holdings Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	629		14,587
					14,762,968
	Textiles, Apparel & Luxury Goods 0.6%
	aBurberry Group plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	7,012		171,246

The accompanying notes are an integral part of these financial statements.

Annual Report

FFA-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	Textiles, Apparel & Luxury Goods (continued)
	Carter's, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	374		$35,182
	Hanesbrands, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,104		30,677
	aLululemon Athletica, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,443		502,207
	NIKE, Inc., B.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	25,934		3,668,883
	Pandora A/S.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Denmark	2,953		330,521
					4,738,716
	Thrifts & Mortgage Finance 0.1%
	Housing Development Finance Corp. Ltd... . . . . . . . . . . . . . . . . . .	India	26,465		927,392
	MGIC Investment Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	10,006		125,575
					1,052,967
	Tobacco 0.3%
	Altria Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	12,004		492,164
	Imperial Brands plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	49,757		1,043,709
	Philip Morris International, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	11,238		930,394
					2,466,267
	Trading Companies & Distributors 0.6%
	Fastenal Co... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	32,015		1,563,293
	Ferguson plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	17,331		2,105,877
	MSC Industrial Direct Co., Inc., A. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,719		145,066
	Watsco, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,232		279,110
	WW Grainger, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,807		1,146,210
					5,239,556
	Transportation Infrastructure 0.0%†
	Kamigumi Co. Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	3,800		69,420
	Water Utilities 0.1%
	American Water Works Co., Inc... . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,819		586,102
	Wireless Telecommunication Services 0.2%
	KDDI Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	36,000		1,067,409
	Vodafone Group plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	238,960		392,518
					1,459,927
	.. . . . . . . . .Total Common Stocks (Cost $372,707,142)	. . . . . . . . . . . . . . . . . . .	. . . . . . . . .		486,648,483
	Management Investment Companies 2.9%

	Capital Markets 2.9%
	Schwab U.S. TIPS ETF. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	248,750		15,442,400
	a,cTempleton Global Bond VIP Fund, Class 1. . . . . . . . . . . . . . . . . . .	United States	539,390		7,821,152
					23,263,552
	.. . . . . . . . . . .Total Management Investment Companies (Cost $24,028,784)		. . . . . . . . .		23,263,552
	Preferred Stocks 0.0%

	Chemicals 0.0%†
	dFUCHS PETROLUB SE, 2.1%. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	2,644		149,187
	. . . . . . . . .Total Preferred Stocks (Cost $101,449). . . .	. . . . . . . . . . . . . . . . . . .	. . . . . . . . .		149,187

FFA-24

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	Corporate Bonds 11.0%
	Aerospace & Defense 0.2%
	Lockheed Martin Corp., Senior Bond, 4.7%, 5/15/46. . . . . . . . . . . .	United States	200,000		$281,918
	Northrop Grumman Corp., Senior Bond, 5.25%, 5/01/50. . . . . . . . .	United States	400,000		594,392
	Raytheon Technologies Corp., Senior Bond, 4.5%, 6/01/42.. . . . . .	United States	600,000		782,437
					1,658,747
	Air Freight & Logistics 0.2%
	FedEx Corp.,
	Senior Bond, 5.1%, 1/15/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000		540,307
	Senior Bond, 4.75%, 11/15/45 .. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	100,000		130,147
	United Parcel Service, Inc.,
	Senior Bond, 3.75%, 11/15/47 .. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000		508,088
	Senior Bond, 5.3%, 4/01/50 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	100,000		150,964
					1,329,506
	Airlines 0.1%
	bDelta Air Lines, Inc. / SkyMiles IP Ltd., Senior Secured Note, 144A,
	4.5%, 10/20/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	525,000		561,332
	Banks 1.6%
	Banco Santander SA, Sub. Note, 2.749%, 12/03/30. . . . . . . . . . . .	Spain	200,000		206,592
	Bancolombia SA, Senior Note, 3%, 1/29/25.. . . . . . . . . . . . . . . . . .	Colombia	650,000		676,618
	Bank of America Corp.,
	L, Sub. Bond, 4.183%, 11/25/27 . . . . . . . . . . . . . . . . . . . . . . . . .	United States	960,000		1,114,283
	Sub. Note, 4.2%, 8/26/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000		448,947
	bBNP Paribas SA,
	Senior Bond, 144A, 3.052% to 1/13/30, FRN thereafter, 1/13/31 .	France	200,000		218,390
	Senior Note, 144A, 2.219% to 6/09/25, FRN thereafter, 6/09/26 ..	France	200,000		209,417
	Citigroup, Inc.,
	Senior Bond, 2.572% to 6/03/30, FRN thereafter, 6/03/31 . . . . . .	United States	700,000		746,311
	Senior Note, 3.352% to 4/24/24, FRN thereafter, 4/24/25 .. . . . . .	United States	1,500,000		1,631,287
	Credit Suisse Group Funding Guernsey Ltd., Senior Note, 3.8%,
	9/15/22. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Switzerland	1,200,000		1,267,805
	HSBC Holdings plc,
	Senior Bond, 2.357% to 8/18/30, FRN thereafter, 8/18/31 . . . . . .	United Kingdom	200,000		206,890
	Senior Note, 1.645% to 8/18/25, FRN thereafter, 4/18/26 .. . . . . .	United Kingdom	525,000		537,176
	Senior Note, 2.013% to 9/22/27, FRN thereafter, 9/22/28 .. . . . . .	United Kingdom	300,000		307,369
	JPMorgan Chase & Co.,
	Senior Bond, 3.54% to 5/01/27, FRN thereafter, 5/01/28 . . . . . . .	United States	1,200,000		1,372,648
	Sub. Note, 3.875%, 9/10/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000		448,050
	bStandard Chartered plc, Senior Note, 144A, 4.05%, 4/12/26. . . . . .	United Kingdom	470,000		532,916
	SVB Financial Group, Senior Note, 3.125%, 6/05/30.. . . . . . . . . . .	United States	100,000		112,760
	Truist Bank, Sub. Note, 2.25%, 3/11/30.. . . . . . . . . . . . . . . . . . . . .	United States	400,000		419,943
	Truist Financial Corp., Sub. Note, 3.875%, 3/19/29. . . . . . . . . . . . .	United States	860,000		1,004,288
	US Bancorp, Sub. Note, 3%, 7/30/29. . . . . . . . . . . . . . . . . . . . . . .	United States	300,000		335,185
	Wells Fargo & Co., Senior Note, 2.393% to 6/02/27, FRN thereafter,
	6/02/28. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	200,000		213,027
	Wells Fargo Bank NA, Senior Note, 2.082% to 9/09/21, FRN
	thereafter, 9/09/22.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,100,000		1,112,705
					13,122,607
	Beverages 0.1%
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.,
	Senior Bond, 4.9%, 2/01/46.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Belgium	500,000		652,758
	Anheuser-Busch InBev Worldwide, Inc.,
	Senior Bond, 3.5%, 6/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Belgium	100,000		115,913

The accompanying notes are an integral part of these financial statements.

Annual Report

FFA-25
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	Corporate Bonds (continued)
	Beverages (continued)
	Anheuser-Busch InBev Worldwide, Inc., (continued)
	Senior Bond, 5.8%, 1/23/59 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Belgium	250,000		$385,235
					1,153,906
	Biotechnology 0.4%
	AbbVie, Inc.,
	Senior Bond, 4.85%, 6/15/44 . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000		530,578
	Senior Bond, 4.25%, 11/21/49 .. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	370,000		465,401
	Senior Note, 3.8%, 3/15/25 .. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000		446,569
	Senior Note, 3.2%, 11/21/29 .. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	200,000		224,367
	Amgen, Inc.,
	Senior Note, 2.2%, 2/21/27 .. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	100,000		107,228
	Senior Note, 2.45%, 2/21/30 .. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000		535,982
	Biogen, Inc., Senior Bond, 5.2%, 9/15/45. . . . . . . . . . . . . . . . . . . .	United States	175,000		237,641
	Gilead Sciences, Inc., Senior Bond, 4.8%, 4/01/44. . . . . . . . . . . . .	United States	200,000		264,022
					2,811,788
	Building Products 0.1%
	Carrier Global Corp., Senior Bond, 3.577%, 4/05/50. . . . . . . . . . . .	United States	430,000		478,098
	Capital Markets 0.4%
	Goldman Sachs Group, Inc. (The),
	Senior Note, 3.5%, 1/23/25 .. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	625,000		690,287
	Sub. Note, 4.25%, 10/21/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000		458,978
	bMacquarie Bank Ltd., Senior Note, 144A, 2.85%, 1/15/21. . . . . . . .	Australia	750,000		750,539
	Morgan Stanley, Senior Bond, 3.591% to 7/22/27, FRN thereafter,
	7/22/28. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,060,000		1,210,793
					3,110,597
	Chemicals 0.1%
	Air Products and Chemicals, Inc., Senior Bond, 2.7%, 5/15/40.. . . .	United States	400,000		431,111
	EI du Pont de Nemours and Co., Senior Note, 1.7%, 7/15/25.. . . . .	United States	180,000		187,661
	Westlake Chemical Corp., Senior Note, 3.375%, 6/15/30.. . . . . . . .	United States	100,000		110,071
	bYara International ASA, Senior Note, 144A, 3.148%, 6/04/30.. . . . .	Brazil	100,000		108,394
					837,237
	Consumer Finance 0.2%
	Capital One Financial Corp., Senior Note, 3.75%, 3/09/27.. . . . . . .	United States	1,035,000		1,181,706
	Containers & Packaging 0.0%†
	WRKCo, Inc., Senior Bond, 3%, 6/15/33.. . . . . . . . . . . . . . . . . . . .	United States	235,000		258,542
	Diversified Financial Services 0.3%
	bCK Hutchison International 19 Ltd., Senior Note, 144A, 3.25%,
	4/11/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	635,000		680,322
	DY9 Leasing LLC, Secured Bond, 2.372%, 3/19/27.. . . . . . . . . . . .	United States	622,368		658,240
	bEDP Finance BV, Senior Note, 144A, 1.71%, 1/24/28. . . . . . . . . . .	Portugal	700,000		700,346
	Shell International Finance BV, Senior Bond, 4.125%, 5/11/35.. . . .	Netherlands	500,000		625,763
					2,664,671
	Diversified Telecommunication Services 0.2%
	AT&T, Inc.,
	Senior Note, 3.8%, 2/15/27 .. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	920,000		1,059,324
	Senior Note, 2.3%, 6/01/27 .. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	100,000		106,710
	Bell Canada, Inc., Senior Bond, 4.464%, 4/01/48. . . . . . . . . . . . . .	Canada	200,000		267,505

FFA-26

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	Corporate Bonds (continued)
	Diversified Telecommunication Services (continued)
	AT&T, Inc., (continued)
	Orange SA, Senior Bond, 8.75%, 3/01/31.. . . . . . . . . . . . . . . . . . .	France	300,000		$493,599
					1,927,138
	Electric Utilities 0.7%
	Commonwealth Edison Co., Senior Bond, 4%, 3/01/48. . . . . . . . . .	United States	200,000		253,315
	Duke Energy Corp., Senior Bond, 3.75%, 9/01/46.. . . . . . . . . . . . .	United States	200,000		233,108
	Duke Energy Florida LLC, Senior Bond, 6.4%, 6/15/38. . . . . . . . . .	United States	200,000		310,413
	bEnel Finance International NV,
	Senior Bond, 144A, 3.5%, 4/06/28 . . . . . . . . . . . . . . . . . . . . . . .	Italy	300,000		341,965
	Senior Note, 144A, 4.25%, 9/14/23 .. . . . . . . . . . . . . . . . . . . . . .	Italy	1,200,000		1,313,142
	Exelon Corp., Senior Bond, 4.05%, 4/15/30.. . . . . . . . . . . . . . . . . .	United States	850,000		1,006,828
	Georgia Power Co., Senior Bond, 4.3%, 3/15/42.. . . . . . . . . . . . . .	United States	700,000		888,946
	Southern Co. (The), A, Senior Bond, 3.7%, 4/30/30.. . . . . . . . . . . .	United States	700,000		811,423
	bState Grid Overseas Investment 2016 Ltd., Senior Note, 144A, 3.5%,
	5/04/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	China	400,000		445,156
	bVistra Operations Co. LLC, Senior Secured Note, 144A, 3.55%,
	7/15/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	235,000		254,603
					5,858,899
	Electronic Equipment, Instruments & Components 0.1%
	Flex Ltd., Senior Note, 4.875%, 5/12/30. . . . . . . . . . . . . . . . . . . . .	United States	300,000		361,204
	FLIR Systems, Inc., Senior Note, 2.5%, 8/01/30. . . . . . . . . . . . . . .	United States	575,000		603,948
					965,152
	Energy Equipment & Services 0.2%
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc.,
	Senior Bond, 4.08%, 12/15/47 . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	485,000		548,041
	Senior Note, 3.337%, 12/15/27 .. . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000		448,207
	bSchlumberger Holdings Corp., Senior Note, 144A, 3.75%, 5/01/24.	United States	610,000		665,496
					1,661,744
	Entertainment 0.0%†
	NBCUniversal Media LLC, Senior Bond, 5.95%, 4/01/41.. . . . . . . .	United States	200,000		305,725
	Equity Real Estate Investment Trusts (REITs) 0.1%
	Essex Portfolio LP, Senior Bond, 2.65%, 3/15/32.. . . . . . . . . . . . . .	United States	360,000		386,953
	Simon Property Group LP, Senior Note, 3.375%, 12/01/27.. . . . . . .	United States	595,000		665,458
					1,052,411
	Food & Staples Retailing 0.3%
	Kroger Co. (The), Senior Bond, 5.4%, 1/15/49.. . . . . . . . . . . . . . . .	United States	400,000		580,798
	Walmart, Inc.,
	Senior Bond, 5.25%, 9/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	300,000		437,451
	Senior Bond, 3.95%, 6/28/38 . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	350,000		446,480
	Senior Bond, 2.95%, 9/24/49 . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000		576,523
					2,041,252
	Health Care Providers & Services 0.6%
	Anthem, Inc.,
	Senior Bond, 5.1%, 1/15/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000		555,590
	Senior Note, 4.101%, 3/01/28 .. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000		473,114
	Centene Corp., Senior Note, 3%, 10/15/30. . . . . . . . . . . . . . . . . . .	United States	250,000		265,287
	Cigna Corp.,
	Senior Note, 3.05%, 10/15/27 .. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	550,000		616,835

The accompanying notes are an integral part of these financial statements.

Annual Report

FFA-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	Corporate Bonds (continued)
	Health Care Providers & Services (continued)
	Cigna Corp., (continued)
	Senior Note, 4.375%, 10/15/28 .. . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000		$604,476
	CVS Health Corp.,
	Senior Bond, 5.3%, 12/05/43 . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000		677,290
	Senior Bond, 5.125%, 7/20/45 . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	200,000		269,283
	HCA, Inc.,
	Senior Secured Bond, 4.5%, 2/15/27 .. . . . . . . . . . . . . . . . . . . . .	United States	408,000		474,786
	Senior Secured Note, 4.125%, 6/15/29 .. . . . . . . . . . . . . . . . . . .	United States	300,000		348,230
	Quest Diagnostics, Inc., Senior Bond, 2.8%, 6/30/31.. . . . . . . . . . .	United States	600,000		658,304
					4,943,195
	Hotels, Restaurants & Leisure 0.1%
	Las Vegas Sands Corp., Senior Bond, 3.9%, 8/08/29. . . . . . . . . . .	United States	400,000		430,280
	Marriott International, Inc., EE, Senior Note, 5.75%, 5/01/25. . . . . .	United States	400,000		468,063
					898,343
	Household Durables 0.0%†
	Mohawk Industries, Inc., Senior Note, 3.625%, 5/15/30.. . . . . . . . .	United States	290,000		324,733
	Household Products 0.1%
	bKimberly-Clark de Mexico SAB de CV, Senior Bond, 144A, 2.431%,
	7/01/31. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Mexico	500,000		517,228
	Independent Power and Renewable Electricity Producers 0.1%
	bColbun SA,
	Senior Note, 144A, 3.95%, 10/11/27 .. . . . . . . . . . . . . . . . . . . . .	Chile	200,000		225,352
	Senior Note, 144A, 3.15%, 3/06/30 .. . . . . . . . . . . . . . . . . . . . . .	Chile	200,000		216,000
					441,352
	Industrial Conglomerates 0.0%†
	Honeywell International, Inc., Senior Bond, 1.95%, 6/01/30.. . . . . .	United States	350,000		370,810
	Insurance 0.9%
	Aflac, Inc.,
	Senior Bond, 4.75%, 1/15/49 . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	700,000		976,886
	Senior Note, 3.6%, 4/01/30 .. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000		471,117
	Allstate Corp. (The), Senior Bond, 4.2%, 12/15/46.. . . . . . . . . . . . .	United States	500,000		661,478
	Aon Corp., Senior Note, 2.8%, 5/15/30. . . . . . . . . . . . . . . . . . . . . .	United States	1,000,000		1,092,150
	Arch Capital Group Ltd., Senior Bond, 3.635%, 6/30/50.. . . . . . . . .	United States	800,000		932,811
	Athene Holding Ltd., Senior Bond, 3.5%, 1/15/31. . . . . . . . . . . . . .	United States	400,000		423,353
	Marsh & McLennan Cos., Inc., Senior Bond, 4.9%, 3/15/49.. . . . . .	United States	250,000		362,729
	MetLife, Inc.,
	Junior Sub. Bond, 6.4%, 12/15/36 .. . . . . . . . . . . . . . . . . . . . . . .	United States	250,000		323,717
	Senior Bond, 5.7%, 6/15/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	300,000		442,018
	bMetropolitan Life Global Funding I, Secured Note, 144A, 3.6%,
	1/11/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	940,000		1,024,426
	Prudential plc, Senior Note, 3.125%, 4/14/30.. . . . . . . . . . . . . . . . .	United Kingdom	425,000		482,165
	Willis North America, Inc., Senior Note, 2.95%, 9/15/29.. . . . . . . . .	United States	100,000		109,563
					7,302,413
	Interactive Media & Services 0.1%
	bTencent Holdings Ltd.,
	Senior Note, 144A, 3.595%, 1/19/28 .. . . . . . . . . . . . . . . . . . . . .	China	500,000		551,935
	Senior Note, 144A, 2.39%, 6/03/30 .. . . . . . . . . . . . . . . . . . . . . .	China	500,000		513,225
					1,065,160

FFA-28

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	Corporate Bonds (continued)
	Internet & Direct Marketing Retail 0.3%
	Alibaba Group Holding Ltd.,
	Senior Bond, 4%, 12/06/37 .. . . . . . . . . . . . . . . . . . . . . . . . . . . .	China	300,000		$353,835
	Senior Bond, 4.2%, 12/06/47 . . . . . . . . . . . . . . . . . . . . . . . . . . .	China	800,000		1,007,258
	Senior Note, 3.4%, 12/06/27 .. . . . . . . . . . . . . . . . . . . . . . . . . . .	China	200,000		223,945
	Amazon.com, Inc., Senior Bond, 4.05%, 8/22/47.. . . . . . . . . . . . . .	United States	500,000		660,256
					2,245,294
	IT Services 0.2%
	Fiserv, Inc.,
	Senior Bond, 2.65%, 6/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	200,000		216,531
	Senior Note, 3.5%, 7/01/29 .. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	870,000		994,737
					1,211,268
	Machinery 0.1%
	Caterpillar, Inc.,
	Senior Bond, 3.25%, 4/09/50 . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	200,000		236,226
	Senior Note, 2.6%, 4/09/30 .. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000		551,548
					787,774
	Media 0.3%
	Charter Communications Operating LLC / Charter Communications
	Operating Capital, Senior Secured Bond, 2.8%, 4/01/31.. . . . . . .	United States	350,000		370,214
	Comcast Corp.,
	Senior Bond, 4.25%, 1/15/33 . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	300,000		376,906
	Senior Bond, 4.049%, 11/01/52 .. . . . . . . . . . . . . . . . . . . . . . . . .	United States	550,000		704,151
	Fox Corp.,
	Senior Bond, 5.476%, 1/25/39 . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	100,000		137,137
	Senior Note, 4.709%, 1/25/29 .. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000		485,591
					2,073,999
	Multiline Retail 0.1%
	Dollar Tree, Inc.,
	Senior Bond, 4.2%, 5/15/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000		595,210
	Senior Note, 4%, 5/15/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	350,000		395,304
					990,514
	Multi-Utilities 0.3%
	Berkshire Hathaway Energy Co., Senior Bond, 6.125%, 4/01/36. . .	United States	200,000		296,025
	Dominion Energy, Inc., Senior Note, 4.25%, 6/01/28. . . . . . . . . . . .	United States	1,050,000		1,260,490
	Public Service Enterprise Group, Inc., Senior Note, 2.875%, 6/15/24.	United States	1,000,000		1,077,622
					2,634,137
	Oil, Gas & Consumable Fuels 1.3%
	bAker BP ASA, Senior Note, 144A, 3.75%, 1/15/30.. . . . . . . . . . . . .	Norway	500,000		526,860
	BP Capital Markets America, Inc.,
	Senior Note, 3.937%, 9/21/28 .. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	100,000		117,325
	Senior Note, 4.234%, 11/06/28 .. . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000		478,137
	Canadian Natural Resources Ltd., Senior Bond, 3.9%, 2/01/25. . . .	Canada	860,000		952,165
	Cheniere Corpus Christi Holdings LLC, Senior Secured Note,
	5.125%, 6/30/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	200,000		236,824
	Energy Transfer Operating LP, Senior Bond, 6.05%, 6/01/41.. . . . .	United States	500,000		585,993
	Enterprise Products Operating LLC,
	Senior Bond, 3.125%, 7/31/29 . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000		443,999
	Senior Bond, 6.125%, 10/15/39 .. . . . . . . . . . . . . . . . . . . . . . . . .	United States	700,000		974,343
	EOG Resources, Inc., Senior Note, 4.375%, 4/15/30.. . . . . . . . . . .	United States	50,000		60,830

The accompanying notes are an integral part of these financial statements.

Annual Report

FFA-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	Corporate Bonds (continued)
	Oil, Gas & Consumable Fuels (continued)
	Enterprise Products Operating LLC, (continued)
	Exxon Mobil Corp., Senior Bond, 2.61%, 10/15/30.. . . . . . . . . . . . .	United States	100,000		$109,259
	Kinder Morgan, Inc.,
	Senior Bond, 5.55%, 6/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	300,000		385,553
	Senior Note, 4.3%, 3/01/28 .. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000		469,486
	MPLX LP,
	Senior Bond, 5.5%, 2/15/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	325,000		427,982
	Senior Note, 4.875%, 12/01/24 .. . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000		459,116
	Senior Note, 4.875%, 6/01/25 .. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	100,000		115,594
	Reliance Industries Ltd., Senior Note, 2.06%, 1/15/26.. . . . . . . . . .	India	687,500		712,320
	Total Capital International SA, Senior Note, 3.455%, 2/19/29.. . . . .	France	445,000		515,335
	TransCanada PipeLines Ltd., Senior Bond, 4.25%, 5/15/28.. . . . . .	Canada	500,000		590,697
	Transcontinental Gas Pipe Line Co. LLC, Senior Note, 7.85%,
	2/01/26. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000		524,766
	Valero Energy Corp., Senior Note, 4%, 4/01/29.. . . . . . . . . . . . . . .	United States	935,000		1,052,128
	Williams Cos., Inc. (The), Senior Bond, 4.85%, 3/01/48.. . . . . . . . .	United States	320,000		393,347
					10,132,059
	Paper & Forest Products 0.0%†
	Suzano Austria GmbH, Senior Bond, 3.75%, 1/15/31.. . . . . . . . . . .	Brazil	225,000		239,006
	Pharmaceuticals 0.3%
	AstraZeneca plc,
	Senior Bond, 4%, 9/18/42 .. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	300,000		370,905
	Senior Bond, 4.375%, 11/16/45 .. . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	450,000		604,127
	Bristol-Myers Squibb Co., Senior Bond, 4.625%, 5/15/44.. . . . . . . .	United States	250,000		341,365
	GlaxoSmithKline Capital, Inc., Senior Bond, 6.375%, 5/15/38. . . . .	United Kingdom	300,000		473,684
	bRoyalty Pharma plc, Senior Note, 144A, 1.75%, 9/02/27. . . . . . . . .	United States	100,000		102,979
	Takeda Pharmaceutical Co. Ltd.,
	Senior Bond, 3.175%, 7/09/50 . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	400,000		426,356
	Senior Note, 5%, 11/26/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	300,000		373,075
					2,692,491
	Road & Rail 0.2%
	bAshtead Capital, Inc., Senior Note, 144A, 4.125%, 8/15/25. . . . . . .	United Kingdom	375,000		386,063
	Burlington Northern Santa Fe LLC, Senior Bond, 4.9%, 4/01/44.. . .	United States	200,000		282,461
	CSX Corp., Senior Bond, 4.75%, 11/15/48. . . . . . . . . . . . . . . . . . .	United States	525,000		720,165
					1,388,689
	Software 0.1%
	Microsoft Corp., Senior Note, 2.65%, 11/03/22. . . . . . . . . . . . . . . .	United States	1,020,000		1,062,701
	Specialty Retail 0.1%
	AutoNation, Inc., Senior Bond, 4.75%, 6/01/30. . . . . . . . . . . . . . . .	United States	100,000		120,410
	AutoZone, Inc.,
	Senior Bond, 1.65%, 1/15/31 . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	265,000		263,629
	Senior Note, 3.75%, 4/18/29 .. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	100,000		115,431
					499,470
	Thrifts & Mortgage Finance 0.1%
	bBPCE SA,
	Sub. Bond, 144A, 5.15%, 7/21/24 .. . . . . . . . . . . . . . . . . . . . . . .	France	800,000		911,760
	Sub. Note, 144A, 4.875%, 4/01/26 . . . . . . . . . . . . . . . . . . . . . . .	France	200,000		235,469
					1,147,229

FFA-30

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	Corporate Bonds (continued)
	Tobacco 0.3%
	BAT Capital Corp., Senior Note, 4.906%, 4/02/30. . . . . . . . . . . . . .	United Kingdom	500,000		$604,223
bImperial Brands Finance plc,
	Senior Note, 144A, 4.25%, 7/21/25 .. . . . . . . . . . . . . . . . . . . . . .	United Kingdom	585,000		659,366
	Senior Note, 144A, 3.5%, 7/26/26 .. . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	300,000		332,473
	Reynolds American, Inc., Senior Bond, 5.85%, 8/15/45.. . . . . . . . .	United Kingdom	650,000		831,810
					2,427,872
	Wireless Telecommunication Services 0.1%
bT-Mobile USA, Inc.,
	Senior Secured Bond, 144A, 3.3%, 2/15/51 .. . . . . . . . . . . . . . . .	United States	200,000		206,141
	Senior Secured Note, 144A, 3.75%, 4/15/27 .. . . . . . . . . . . . . . .	United States	325,000		370,435
					576,576
	. . .Total Corporate Bonds (Cost $81,515,775).. . . . . . .	. . . . . . . . . . . . . . . . . .	. . . . . . . . . .		88,953,371
	Foreign Government and Agency Securities 0.6%

bAfrican Export-Import Bank (The), Senior Note, 144A, 3.994%,
	9/21/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Supranationale	500,000		537,300
	Colombia Government Bond, Senior Bond, 5%, 6/15/45. . . . . . . . .	Colombia	500,000		611,875
	Ecopetrol SA, Senior Bond, 4.125%, 1/16/25.. . . . . . . . . . . . . . . . .	Colombia	450,000		489,942
bElectricite de France SA, Senior Note, 144A, 4.5%, 9/21/28. . . . . .		France	655,000		781,979
bIndonesia Government Bond, Senior Bond, 144A, 4.35%, 1/08/27..		Indonesia	500,000		582,953
	Mexico Government Bond, Senior Note, 4.15%, 3/28/27. . . . . . . . .	Mexico	500,000		577,813
	Panama Notas del Tesoro, Senior Note, 3.75%, 4/17/26. . . . . . . . .	Panama	450,000		493,364
	Peru Government Bond,
	Senior Bond, 2.783%, 1/23/31.. . . . . . . . . . . . . . . . . . . . . . . . . .	Peru	200,000		219,952
	Senior Bond, 6.55%, 3/14/37.. . . . . . . . . . . . . . . . . . . . . . . . . . .	Peru	200,000		304,359
	Uruguay Government Bond,
	Senior Bond, 4.5%, 8/14/24.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Uruguay	300,000		332,218
	Senior Bond, 4.375%, 1/23/31.. . . . . . . . . . . . . . . . . . . . . . . . . .	Uruguay	150,000		184,360
	. . . . .Total Foreign Government and Agency Securities (Cost $4,632,312)		. . . . . . . . . .		5,116,115
	U.S. Government and Agency Securities 11.0%

	Federal Agricultural Mortgage Corp., 2.9%, 1/03/22.. . . . . . . . . . . .	United States	800,000		822,280
	FFCB, 3.17%, 3/07/28. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	800,000		932,235
	Tennessee Valley Authority, 5.88%, 4/01/36.. . . . . . . . . . . . . . . . . .	United States	630,000		970,481
	U.S. Treasury Bonds,
f	2%, 1/15/26.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000		624,114
f	1.75%, 1/15/28. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	650,000		991,318
f	3.625%, 4/15/28. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	170,000		376,417
	3.5%, 2/15/39. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	190,000		257,732
	1.125%, 8/15/40. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	355,000		335,641
	1.375%, 11/15/40. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	350,000		345,543
	2.75%, 11/15/42. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	210,000		259,818
	2.875%, 5/15/43. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	490,000		618,548
	3.625%, 2/15/44. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	720,000		1,018,041
	3.375%, 5/15/44. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	750,000		1,024,102
	3.125%, 8/15/44. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	725,000		954,706
	2.5%, 2/15/46. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	620,000		739,471
	2.5%, 5/15/46. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,370,000		5,211,908
	2.25%, 8/15/46. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,575,000		5,213,355
	3.375%, 11/15/48. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	990,000		1,388,166
	3%, 2/15/49.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,480,000		1,948,859
	1.25%, 5/15/50. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	285,000		258,036

The accompanying notes are an integral part of these financial statements.

Annual Report

FFA-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	U.S. Government and Agency Securities (continued)
	U.S. Treasury Bonds, (continued)
	1.375%, 8/15/50. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	135,000		$126,183
	U.S. Treasury Notes,
	1.75%, 4/30/22. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,020,000		2,064,109
	1.75%, 5/15/22. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,670,000		1,707,379
	1.875%, 5/31/22. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,840,000		1,885,784
	2.75%, 11/15/23. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,320,000		1,418,227
	2.125%, 11/30/23. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,120,000		1,184,181
	2.125%, 3/31/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	24,100,000		25,607,191
	2%, 4/30/24.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,345,000		1,425,700
	2.25%, 4/30/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	125,000		133,525
	2.5%, 5/15/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,585,000		1,708,271
	2%, 5/31/24.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,455,000		1,544,232
	1.75%, 6/30/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,700,000		1,791,774
	2%, 6/30/24.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,365,000		1,450,473
f	0.125%, 7/15/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	800,000		939,520
	1.75%, 7/31/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	595,000		627,632
	2.375%, 8/15/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,640,000		1,767,869
	1.25%, 8/31/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	700,000		726,195
	1.5%, 10/31/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,650,000		4,873,781
	2.25%, 11/15/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	600,000		646,453
	1.5%, 11/30/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	320,000		335,575
f	0.125%, 4/15/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	750,000		813,561
	0.25%, 6/30/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	600,000		598,406
	0.25%, 9/30/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,340,000		2,330,859
	2.375%, 5/15/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,280,000		1,427,550
	0.5%, 6/30/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,045,000		1,040,469
	2.25%, 8/15/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,480,000		1,640,777
	1.625%, 8/15/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	235,000		251,285
	1.5%, 2/15/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,310,000		3,500,196
	0.625%, 5/15/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	240,000		234,525
	0.625%, 8/15/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000		389,813
	United States International Development Finance Corp., 2.12%,
	3/20/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000		413,184
	.. . . . . .Total U.S. Government and Agency Securities (Cost $88,466,586)		. . . . . . . . . . .		88,895,450
	Asset-Backed Securities 0.4%

	Airlines 0.1%
	American Airlines Pass-Through Trust, 2016-3, A, 3.25%, 10/15/28.	United States	451,868		411,180
	United Airlines Pass-Through Trust,
	2016-1, A, 3.45%, 7/07/28.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	84,170		83,436
	2019-2, A, 2.9%, 5/01/28.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	196,257		188,397
	2020-1, A, 5.875%, 10/15/27. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	200,000		216,643
					899,656
	Banks 0.1%
	Capital One Multi-Asset Execution Trust, 2017-A6, A6, 2.29%,
	7/15/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	600,000		621,239
	Consumer Finance 0.1%
	American Express Credit Account Master Trust, 2019-1, A, 2.87%,
	10/15/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	600,000		619,816
	Discover Card Execution Note Trust, 2019-A1, A1, 3.04%, 7/15/24.	United States	500,000		514,849
					1,134,665

FFA-32

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	Asset-Backed Securities (continued)
	Diversified Financial Services 0.1%
	BA Credit Card Trust, 2018-A3, A3, 3.1%, 12/15/23.. . . . . . . . . . . .	United States	500,000		$507,679
	bCF Hippolyta LLC, 2020-1, A1, 144A, 1.69%, 7/15/60. . . . . . . . . . .	United States	152,701		155,960
					663,639
	Total Asset-Backed Securities (Cost $3,329,263).. . . . . . .		. . . . . . . . . .		3,319,199
	Mortgage-Backed Securities 9.7%

	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 2.8%
	FHLMC Pool, 15 Year, 2%, 10/01/35.. . . . . . . . . . . . . . . . . . . . . . .	United States	396,713		416,700
	FHLMC Pool, 15 Year, 3%, 8/01/34.. . . . . . . . . . . . . . . . . . . . . . . .	United States	113,139		118,674
	FHLMC Pool, 30 Year, 2%, 11/01/50.. . . . . . . . . . . . . . . . . . . . . . .	United States	383,575		401,264
	FHLMC Pool, 30 Year, 2.5%, 8/01/50 - 10/01/50. . . . . . . . . . . . . . .	United States	2,562,093		2,708,736
	FHLMC Pool, 30 Year, 3%, 3/01/50.. . . . . . . . . . . . . . . . . . . . . . . .	United States	5,439,532		5,803,684
	FHLMC Pool, 30 Year, 3%, 8/01/50.. . . . . . . . . . . . . . . . . . . . . . . .	United States	2,290,154		2,403,541
	FHLMC Pool, 30 Year, 3.5%, 2/01/47. . . . . . . . . . . . . . . . . . . . . . .	United States	3,450,407		3,735,744
	FHLMC Pool, 30 Year, 3.5%, 4/01/50. . . . . . . . . . . . . . . . . . . . . . .	United States	2,315,607		2,531,119
	FHLMC Pool, 30 Year, 4%, 5/01/47 - 9/01/49.. . . . . . . . . . . . . . . . .	United States	1,730,523		1,884,609
	FHLMC Pool, 30 Year, 4.5%, 10/01/48 - 1/01/49. . . . . . . . . . . . . . .	United States	2,177,925		2,417,667
					22,421,738
	Federal National Mortgage Association (FNMA) Fixed Rate 2.8%
	FNMA, 15 Year, 1.5%, 11/01/35. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	689,921		710,007
	FNMA, 15 Year, 2%, 9/01/35.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,799,991		2,947,140
	FNMA, 15 Year, 2%, 10/01/35 - 12/01/35.. . . . . . . . . . . . . . . . . . . .	United States	2,452,703		2,564,907
	FNMA, 15 Year, 2.5%, 10/01/35. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,650,549		1,728,199
	FNMA, 30 Year, 2%, 10/01/50.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	992,296		1,031,033
	FNMA, 30 Year, 2.5%, 8/01/50 - 10/01/50. . . . . . . . . . . . . . . . . . . .	United States	5,575,288		5,918,146
	FNMA, 30 Year, 3%, 8/01/50.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,220,950		3,377,845
	FNMA, 30 Year, 3%, 10/01/50.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	808,793		850,536
	FNMA, 30 Year, 4%, 8/01/49.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,349,365		1,478,771
	FNMA, 30 Year, 4.5%, 2/01/50. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,640,313		1,809,121
					22,415,705
	Government National Mortgage Association (GNMA) Fixed Rate 4.1%
	GNMA II, Single-family, 30 Year, 2%, 11/20/50.. . . . . . . . . . . . . . . .	United States	6,203,503		6,492,757
	GNMA II, Single-family, 30 Year, 2%, 10/20/50.. . . . . . . . . . . . . . . .	United States	397,662		415,997
	GNMA II, Single-family, 30 Year, 2.5%, 7/20/50.. . . . . . . . . . . . . . .	United States	3,495,186		3,702,562
	GNMA II, Single-family, 30 Year, 2.5%, 11/20/50. . . . . . . . . . . . . . .	United States	6,187,071		6,556,103
	GNMA II, Single-family, 30 Year, 2.5%, 8/20/50 - 10/20/50.. . . . . . .	United States	3,191,511		3,381,546
	GNMA II, Single-family, 30 Year, 3%, 6/20/50. . . . . . . . . . . . . . . . .	United States	2,517,102		2,634,924
	GNMA II, Single-family, 30 Year, 3%, 7/20/50. . . . . . . . . . . . . . . . .	United States	2,753,247		2,889,768
	GNMA II, Single-family, 30 Year, 3%, 9/20/47 - 9/20/50. . . . . . . . . .	United States	2,870,867		3,034,156
	GNMA II, Single-family, 30 Year, 3.5%, 6/20/50.. . . . . . . . . . . . . . .	United States	3,813,541		4,044,498
					33,152,311
	Total Mortgage-Backed Securities (Cost $77,715,658). . .		. . . . . . . . . .		77,989,754
	Municipal Bonds 0.6%

	Arizona 0.1%
	Maricopa County Union High School District No. 210-Phoenix, GO,
	2020 C, 5%, 7/01/31. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	200,000		265,590
	California 0.1%
	California Health Facilities Financing Authority,
	State of California Personal Income Tax, Revenue, Senior Lien,
	2019, 2.934%, 6/01/32.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	65,000		70,053

The accompanying notes are an integral part of these financial statements.

Annual Report

FFA-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	Municipal Bonds (continued)
	California (continued)
	California Health Facilities Financing Authority, (continued)
	State of California Personal Income Tax, Revenue, Senior Lien,
	2019, 2.984%, 6/01/33.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	55,000		$58,981
	State of California Personal Income Tax, Revenue, Senior Lien,
	2019, 3.034%, 6/01/34.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	40,000		42,729
	Foothill-Eastern Transportation Corridor Agency, Revenue, 2019A,
	Refunding, 4.094%, 1/15/49.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	35,000		37,670
	Gilroy Unified School District, GO, 2019, Refunding, 3.364%, 8/01/47.	United States	140,000		147,472
	State of California, GO, 2.5%, 10/01/29.. . . . . . . . . . . . . . . . . . . . .	United States	500,000		550,745
					907,650
	Colorado 0.0%†
	Metro Wastewater Reclamation District, Revenue, 2019 B,
	Refunding, 3.158%, 4/01/41.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	220,000		235,008
	Florida 0.1%
	County of Broward, Airport System, Revenue, 2019C, Refunding,
	3.477%, 10/01/43. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	70,000		73,067
	County of Sarasota, Revenue, 2020, 5%, 10/01/34. . . . . . . . . . . . .	United States	500,000		672,890
					745,957
	Illinois 0.0%†
	State of Illinois, GO, 2003, 5.1%, 6/01/33. . . . . . . . . . . . . . . . . . . .	United States	125,000		134,621
	Massachusetts 0.0%†
	Massachusetts State College Building Authority, Revenue, 2019 C,
	Refunding, 3.373%, 5/01/43.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	230,000		235,163
	Missouri 0.0%†
	Metropolitan St. Louis Sewer District, Revenue, 2019 C, Refunding,
	3.259%, 5/01/45. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	150,000		161,652
	New Jersey 0.0%†
	State of New Jersey, GO, 2020 A, 3%, 6/01/32. . . . . . . . . . . . . . . .	United States	110,000		124,592
	New York 0.0%†
	Metropolitan Transportation Authority, Revenue, 2020 E, Refunding,
	4%, 11/15/45.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	95,000		105,540
	Ohio 0.0%†
	Greenville City School District, GO, 2019, Refunding, 3.541%,
	1/01/51. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	160,000		163,694
	Pennsylvania 0.1%
	University of Pittsburgh-of the Commonwealth System of Higher
	Education, Revenue, 2017 C, Refunding, 3.005%, 9/15/41.. . . . .	United States	250,000		269,853
	Texas 0.2%
	City of Austin, Electric Utility, Revenue, 2008, Refunding, AGMC
	Insured, 6.262%, 11/15/32.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	355,000		462,661
	Grand Parkway Transportation Corp., Revenue, 2020B, Refunding,
	3.236%, 10/01/52. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	255,000		266,896
	State of Texas, GO, 2019, Refunding, 3.211%, 4/01/44. . . . . . . . . .	United States	765,000		836,428
					1,565,985
	. .Total Municipal Bonds (Cost $4,652,155).. . . . . . . . . . .	. . . . . . . . . . . . . . . . .	. . . . . . . . .		4,915,305
	Total Long Term Investments (Cost $657,149,124).. . .
		. . . . . . . . . . . . . . . . .	. . . . . . . . .		779,250,416

FFA-34

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

Short Term Investments 3.0%

a	a	Country	Shares	a
a

Value

Money Market Funds 3.0%

c,gInstitutional Fiduciary Trust - Money Market Portfolio, 0%. . . . . . . .	United States	24,011,384	$24,011,384

Total Money Market Funds (Cost $24,011,384). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total Short Term Investments (Cost $24,011,384). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total Investments (Cost $681,160,508) 99.3%.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other Assets, less Liabilities 0.7%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net Assets 100.0%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

24,011,384

24,011,384

$803,261,800 5,556,758

$808,818,558

*The principal amount is stated in U.S. dollars unless otherwise indicated.

† Rounds to less than 0.1% of net assets. a Non-income producing.

b Security was purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. 144A securities may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. Regulation S securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2020, the aggregate value of these securities was $24,084,549, representing 3.0% of net assets.

c See Note 3(e) regarding investments in affiliated management investment companies. d Variable rate security. The rate shown represents the yield at period end.

eA supranational organization is an entity formed by two or more central governments through international treaties.

fPrincipal amount of security is adjusted for inflation. See Note 1(f).

gThe rate shown is the annualized seven-day effective yield at period end.

At December 31, 2020, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

					Value/
					Unrealized
		Number of	Notional	Expiration	Appreciation
Description	Type	Contracts	Amount*	Date	(Depreciation)
Equity contracts	Long	81	$15,182,640	3/19/21	$251,109
S&P 500 E-Mini Index.. . . . . . . . . . . . . . . . . . . . . . . . .
Interest rate contracts
U.S. Treasury 10 Year Notes.. . . . . . . . . . . . . . . . . . . .	Short	35	12,565,110	3/22/21	2,162
U.S. Treasury 10 Year Ultra Notes.. . . . . . . . . . . . . . . .	Short	32	5,003,500	3/22/21	12,748
U.S. Treasury 5 Year Notes.. . . . . . . . . . . . . . . . . . . . .	Long	5	630,820	3/31/21	189
Total Futures Contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .					$266,208

*As of period end.

See Abbreviations on page FFA-53.

The accompanying notes are an integral part of these financial statements.

Annual Report

FFA-35

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2020

Franklin
Allocation VIP
Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$648,420,331
Cost - Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	32,740,177
Value - Unaffiliated issuers .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$771,429,264
Value - Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	31,832,536
Cash.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,113
Foreign currency, at value (cost $2,498,074). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,521,658
Receivables:
Investment securities sold.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,802,065
Capital shares sold.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	923,920
Dividends and interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,892,664
Deposits with brokers for:
Futures contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,044,685
Variation margin on futures contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	89,036
Other assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	50,805
Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	813,590,746
Liabilities:
Payables:
Investment securities purchased.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,757,260
Capital shares redeemed. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	318,833
Management fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	295,428
Distribution fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	191,445
Deferred tax. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	48,504
Accrued expenses and other liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	160,718
Total liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,772,188
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$808,818,558
Net assets consist of:
Paid-in capital.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$685,596,935
Total distributable earnings (losses).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	123,221,623
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$808,818,558

FFA-36

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2020

Franklin
Allocation VIP
Fund
Class 1:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$810,739
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	147,741
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$5.49
Class 2:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$398,620,076
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	73,385,652
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$5.43
Class 4:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$409,387,743
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	72,848,186
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$5.62

The accompanying notes are an integral part of these financial statements.

Annual Report

FFA-37

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2020

Franklin

Allocation VIP

Fund

Investment income:

Dividends: (net of foreign taxes of $259,531)

Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Interest: (net of foreign taxes of $1,340)

Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses:

Management fees (Note 3a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distribution fees: (Note 3c)

Class 2. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class 4. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Custodian fees (Note 4).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Reports to shareholders.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Professional fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Trustees' fees and expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expense reductions (Note 4).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses waived/paid by affiliates (Note 3e and 3f).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Realized and unrealized gains (losses):

Net realized gain (loss) from:

Investments: (net of foreign taxes of $194)

Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Non-controlled affiliates (Note 3e). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Written options.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Realized gain distributions from REITs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Foreign currency transactions.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Forward exchange contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Futures contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Swap contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized gain (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation) on:

Investments:

Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Non-controlled affiliates (Note 3e). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Translation of other assets and liabilities denominated in foreign currencies.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Forward exchange contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Futures contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Swap contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Change in deferred taxes on unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease) in net assets resulting from operations.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$8,107,425 2,531,675

7,167,264

17,806,364

4,191,570

942,301

1,346,179

37,899

99,183

94,808

4,458

112,798

6,829,196

(15,121)

(369,964)

6,444,111

11,362,253

(5,750,855)

(6,470,900)

74,209

167,289

140,847

(300,280)

3,546,087

(1,016,283)

(9,609,886)

79,814,810

1,839,832

22,905

66,035

476,544

81,070

(48,272)

82,252,924

72,643,038

$84,005,291

FFA-38

Annual Report

The accompanying notes are an integral part of these financial statements.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Allocation VIP Fund
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$11,362,253	$10,197,177
Net realized gain (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(9,609,886)	239,840,198
Net change in unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . .	82,252,924	(103,898,058)
Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . . . .	84,005,291	146,139,317
Distributions to shareholders:
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(227,036)	(114,944)
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(106,811,345)	(41,503,915)
Class 4.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(104,689,179)	(39,405,922)
Total distributions to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(211,727,560)	(81,024,781)
Capital share transactions: (Note 2)
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	104,749	(205,346)
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	61,121,480	(18,907,288)
Class 4.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	64,739,571	(20,095,745)
Total capital share transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	125,965,800	(39,208,379)
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net increase (decrease) in net assets	(1,756,469)	25,906,157
Net assets:
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	810,575,027	784,668,870
End of year.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$808,818,558	$810,575,027

The accompanying notes are an integral part of these financial statements.

Annual Report

FFA-39

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Allocation VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Allocation VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust's Board of Trustees (the Board), the Fund's administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the- counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund's pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund's pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund's net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of

FFA-40

Annual Report

Franklin Allocation VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

a. Financial Instrument Valuation (continued)

such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund's business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at

4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund's securities to the latest indications of fair value at 4 p.m Eastern time. At December 31, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund's NAV is not calculated, which could result in differences between the value of the Fund's portfolio securities on the last business day and the last calendar day of the reporting period. Any security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally,

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain

Annual Report

FFA-41

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

Franklin Allocation VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

c. Derivative Financial Instruments (continued)

various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund's custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund's investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate and equity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the- counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other

FFA-42

Annual Report

Franklin Allocation VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

c. Derivative Financial Instruments (continued)

relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

The Fund entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statement of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

The Fund entered into inflation index swap contracts primarily to manage and/or gain exposure to inflation risk. An inflation index swap is an agreement between the Fund and a counterparty to exchange cash flows whereby one party makes payments based on the percentage change in an index that serves as a measure of inflation and the other party makes a regular payment based on a compounded fixed rate, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC inflation index swap) or may be executed on a registered exchange (centrally cleared inflation index swap). For centrally cleared inflation index swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

appreciation until the payments are made, at which time they are realized. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the- counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to credit and market risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

See Note 10 regarding other derivative information.

d. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the

Annual Report

FFA-43

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

Franklin Allocation VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

d. Mortgage Dollar Rolls (continued)

Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

e. Income and Deferred Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Dividend income, capital gain distributions are recorded on the ex- dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security's interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

FFA-44

Annual Report

Franklin Allocation VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

h. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Amount	Shares	Amount
Class 1 Shares:
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,931	$46,123	12,786	$87,589
Shares issued in reinvestment of distributions.. . . . . . . . . .	47,596	227,036	18,101	114,944
Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(30,469)	(168,410)	(62,639)	(407,879)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .	25,058	$104,749	(31,752)	$(205,346)

Class 2 Shares:

Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares issued in reinvestment of distributions.. . . . . . . . . .

Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .

Class 4 Shares:

Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares issued in reinvestment of distributions.. . . . . . . . . .

Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .

3,511,007	$20,473,913	2,057,930	$13,832,099
22,581,680	106,811,345	6,577,483	41,503,915
(11,902,724)	(66,163,778)	(11,168,839)	(74,243,302)
14,189,963	$61,121,480	(2,533,426)	$(18,907,288)
2,339,473	$13,610,746	973,482	$6,631,528
21,365,139	104,689,179	6,099,988	39,405,922
(9,182,946)	(53,560,354)	(9,669,394)	(66,133,195)
14,521,666	$64,739,571	(2,595,924)	$(20,095,745)

Annual Report

FFA-45

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Allocation VIP Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Templeton Global Advisors Limited (Global Advisors)	Investment manager

Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.55% per year of the average daily net assets of the Fund.

Under a subadvisory agreement, Global Advisors and FT Institutional, affiliates of Advisers, provide subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on Fund's average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund's average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2020, the Fund held investments in affiliated management investment companies as follows:

FFA-46

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Allocation VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies (continued)

					Net Change in		Number of
	Value at				Unrealized	Value	Shares Held
	Beginning			Realized Gain	Appreciation	at End	at End	Investment
	of Year	Purchases	Sales	(Loss)	(Depreciation)	of Year	of Year	Income
Franklin Allocation VIP Fund
Non-Controlled Affiliates
								Dividends
Franklin LibertyQ U.S. Equity ETF.	$—	$4,446,394	$(4,056,817)	$(389,577)	$—	$—a		$10,093
Institutional Fiduciary Trust - Money
Market Portfolio, 0%.. . . . . . . . .	$21,473,752	$256,101,815	$(253,564,183)	$—	$—	$24,011,384	24,011,384	$72,101
Templeton Global Bond VIP Fund,
Class 1. . . . . . . . . . . . . . . . . .	$33,013,162	$4,449,481	$(25,400,000)	$(6,081,323)	$1,839,832	$7,821,152	539,390	$2,449,481
Total Affiliated Securities. . . . .	$54,486,914	$264,997,690	$(283,021,000)	$(6,470,900)	$1,839,832	$31,832,536		$2,531,675

aAs of December 31, 2020, no longer held by the fund.

f. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the operating expenses (excluding distribution fees and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) and acquired fund fees and expenses for each class of the Fund do not exceed 0.57%, based on the average net assets of each class until April 30, 2021. Total expenses waived or paid are not subject to recapture subsequent to the Fund's fiscal year end.

g. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended December 31, 2020, these purchase and sale transactions aggregated $871,070 and $0, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2020, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$5,645,804

Annual Report

FFA-47

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Allocation VIP Fund (continued)

5. Income Taxes (continued)

The tax character of distributions paid during the years ended December 31, 2020 and 2019, was as follows:

	2020	2019
Distributions paid from:
Ordinary income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$13,451,147	$28,495,590
Long term capital gain.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	198,276,413	52,529,191
	$211,727,560	$81,024,781

At December 31, 2020, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distributable earnings:

Undistributed ordinary income.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$687,233,495

$128,909,549 (12,615,036)

$116,294,513

$12,588,730

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares, bond discounts and premiums, foreign currency transactions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2020, aggregated $735,379,665 and $821,689,604, respectively.

7. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

8. Other Derivative Information

At December 31, 2020, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

		Asset Derivatives		Liability Derivatives
Derivative Contracts		Statement of		Statement of
Not Accounted for as		Assets and Liabilities		Assets and Liabilities
Hedging Instruments		Location	Fair Value	Location	Fair Value
Franklin Allocation VIP Fund
Interest rate contracts.. . . . . . .
		Variation margin on futures	$15,485a	Variation margin on futures	$386a
		contracts		contracts
Equity contracts. . . . . . . . . . . .

FFA-48	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Allocation VIP Fund (continued)

8. Other Derivative Information (continued)

	Asset Derivatives		Liability Derivatives
Derivative Contracts	Statement of		Statement of
Not Accounted for as	Assets and Liabilities		Assets and Liabilities
Hedging Instruments	Location	Fair Value	Location	Fair Value
Franklin Allocation VIP Fund (continued)
	Variation margin on futures	$251,109a	Variation margin on futures	$—
	contracts		contracts
Total.. . . . . . . . . . . . . . . . . . . .		$266,594		$386

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2020, the effect of derivative contracts in the Statement of Operations was as follows:

				Net Change in
				Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Statement of	Gain (Loss) for	Statement of	(Depreciation)
Hedging Instruments	Operations Location	the Year	Operations Location	for the Year
	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Franklin Allocation VIP Fund
Interest rate contracts.. . . . . . .
	Investments	$(149,096)a	Investments	$—
	Written options	59,737	Written options	—
	Futures contracts	1,465,258	Futures contracts	272,157
	Swap contracts	(312,687)	Swap contracts	815
Foreign exchange contracts. . .
	Investments	27,482a	Investments	—
	Swaps contracts	57,003	Swap contracts	72,438
	Forward exchange contracts	(300,280)	Forward exchange contracts	66,035
Credit contracts. . . . . . . . . . . .
	Written options	6,663	Written options	—
	Swaps contracts	(760,599)	Swap contracts	7,817
Equity Contracts.. . . . . . . . . . .
	Written options	7,809	Written options	—
	Futures contracts	2,080,829	Futures contracts	204,387
Total.. . . . . . . . . . . . . . . . . . . .		$2,182,119		$623,649

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

Annual Report

FFA-49

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Allocation VIP Fund (continued)

8. Other Derivative Information (continued)

For the year ended December 31, 2020, the average month end notional amount of futures contracts, swap contracts and options, and the average month end contract value for forward exchange contracts were as follows:

Futures contracts. . . . . . . . . . . . . . . . . . . . . . . . . .	$38,605,311
Swap contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . .	$8,619,206
Forward exchange contracts.. . . . . . . . . . . . . . . . .	$12,093,679
Options. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,430,923	shares

See Note 1(c) regarding derivative financial instruments.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 5, 2021, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 4, 2022, for a total of $2.675 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2020, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

•Level 1 – quoted prices in active markets for identical financial instruments

•Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2020, in valuing the Fund's assets and liabilities carried at fair value, is as follows:

FFA-50

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Allocation VIP Fund (continued)

10. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Franklin Allocation VIP Fund
Assets:
Investments in Securities:
Common Stocks:
Aerospace & Defense .. . . . . . . . . . . . . . . . . . .	$8,235,140	$2,957,762	$—	$11,192,902
Air Freight & Logistics .. . . . . . . . . . . . . . . . . . .	3,069,989	2,435,309	—	5,505,298
Airlines .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	391,484	—	391,484
Auto Components .. . . . . . . . . . . . . . . . . . . . . .	529,576	724,690	—	1,254,266
Automobiles .. . . . . . . . . . . . . . . . . . . . . . . . . .	483,384	2,594,762	—	3,078,146
Banks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,901,268	8,709,945	—	10,611,213
Beverages .. . . . . . . . . . . . . . . . . . . . . . . . . . .	6,707,709	628,959	—	7,336,668
Biotechnology . . . . . . . . . . . . . . . . . . . . . . . . .	9,305,643	4,167,094	—	13,472,737
Building Products .. . . . . . . . . . . . . . . . . . . . . .	3,541,622	1,003,256	—	4,544,878
Capital Markets . . . . . . . . . . . . . . . . . . . . . . . .	14,861,212	7,250,569	—	22,111,781
Chemicals . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,266,732	7,076,133	—	18,342,865
Commercial Services & Supplies . . . . . . . . . . .	2,671,180	241,176	—	2,912,356
Communications Equipment .. . . . . . . . . . . . . .	961,973	—	—	961,973
Construction & Engineering . . . . . . . . . . . . . . .	115,520	1,092,450	—	1,207,970
Construction Materials . . . . . . . . . . . . . . . . . . .	642,624	57,613	—	700,237
Consumer Finance .. . . . . . . . . . . . . . . . . . . . .	152,333	—	—	152,333
Containers & Packaging .. . . . . . . . . . . . . . . . .	251,638	—	—	251,638
Distributors .. . . . . . . . . . . . . . . . . . . . . . . . . . .	555,025	—	—	555,025
Diversified Consumer Services .. . . . . . . . . . . .	2,084,108	—	—	2,084,108
Diversified Financial Services .. . . . . . . . . . . . .	817,415	2,582,816	—	3,400,231
Diversified Telecommunication Services . . . . . .	2,927,267	1,783,847	—	4,711,114
Electric Utilities .. . . . . . . . . . . . . . . . . . . . . . . .	3,174,331	474,950	—	3,649,281
Electrical Equipment .. . . . . . . . . . . . . . . . . . . .	2,333,443	2,094,874	—	4,428,317
Electronic Equipment, Instruments &
Components .. . . . . . . . . . . . . . . . . . . . . . . .	4,157,868	1,134,151	—	5,292,019
Energy Equipment & Services . . . . . . . . . . . . .	—	820,854	—	820,854
Entertainment .. . . . . . . . . . . . . . . . . . . . . . . . .	4,395,736	2,493,349	—	6,889,085
Equity Real Estate Investment Trusts (REITs) ..	5,562,397	886,419	—	6,448,816
Food & Staples Retailing . . . . . . . . . . . . . . . . .	4,003,831	2,688,879	—	6,692,710
Food Products . . . . . . . . . . . . . . . . . . . . . . . . .	2,984,203	1,294,968	—	4,279,171
Gas Utilities . . . . . . . . . . . . . . . . . . . . . . . . . . .	327,505	813,216	—	1,140,721
Health Care Equipment & Supplies .. . . . . . . . .	20,355,487	7,180,885	—	27,536,372
Health Care Providers & Services .. . . . . . . . . .	4,516,434	1,027,783	—	5,544,217
Health Care Technology .. . . . . . . . . . . . . . . . .	1,937,433	75,574	—	2,013,007
Hotels, Restaurants & Leisure . . . . . . . . . . . . .	3,700,533	—	—	3,700,533
Household Durables .. . . . . . . . . . . . . . . . . . . .	963,998	2,419,540	—	3,383,538
Household Products .. . . . . . . . . . . . . . . . . . . .	6,905,413	53,655	—	6,959,068
Independent Power and Renewable Electricity
Producers .. . . . . . . . . . . . . . . . . . . . . . . . . .	289,906	—	—	289,906
Industrial Conglomerates . . . . . . . . . . . . . . . . .	7,073,384	1,036,803	—	8,110,187
Insurance .. . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,143,214	2,413,318	—	6,556,532
Interactive Media & Services .. . . . . . . . . . . . . .	14,664,683	451,232	—	15,115,915
Internet & Direct Marketing Retail .. . . . . . . . . .	13,411,536	2,913,428	—	16,324,964
IT Services .. . . . . . . . . . . . . . . . . . . . . . . . . . .	18,492,479	8,431,464	—	26,923,943
Leisure Products . . . . . . . . . . . . . . . . . . . . . . .	338,662	—	—	338,662
Life Sciences Tools & Services .. . . . . . . . . . . .	8,106,868	696,221	—	8,803,089
Machinery . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,846,176	3,603,864	—	13,450,040
Marine .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	456,787	—	456,787
Media .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,957,740	4,184,044	—	6,141,784
Metals & Mining .. . . . . . . . . . . . . . . . . . . . . . .	1,625,837	5,140,611	—	6,766,448
Multiline Retail . . . . . . . . . . . . . . . . . . . . . . . . .	3,447,258	774,109	—	4,221,367
Multi-Utilities .. . . . . . . . . . . . . . . . . . . . . . . . . .	1,995,104	1,237,697	—	3,232,801
Oil, Gas & Consumable Fuels .. . . . . . . . . . . . .	4,810,502	3,912,310	—	8,722,812
Personal Products . . . . . . . . . . . . . . . . . . . . . .	1,303,048	397,355	—	1,700,403

Annual Report

FFA-51

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Allocation VIP Fund (continued)

10. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Franklin Allocation VIP Fund (continued)
Assets: (continued)
Investments in Securities:
Common Stocks:
Pharmaceuticals .. . . . . . . . . . . . . . . . . . . . . . .	$14,397,613	$8,436,737	$—	$22,834,350
Professional Services .. . . . . . . . . . . . . . . . . . .	5,390,926	3,855,150	—	9,246,076
Real Estate Management & Development .. . . .	171,602	2,540,451	—	2,712,053
Road & Rail . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,153,343	—	—	8,153,343
Semiconductors & Semiconductor Equipment ..	21,525,051	4,215,057	—	25,740,108
Software . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	41,463,777	5,384,951	—	46,848,728
Specialty Retail . . . . . . . . . . . . . . . . . . . . . . . .	8,859,182	1,166,148	—	10,025,330
Technology Hardware, Storage & Peripherals ..	12,390,709	2,372,259	—	14,762,968
Textiles, Apparel & Luxury Goods .. . . . . . . . . .	4,236,949	501,767	—	4,738,716
Thrifts & Mortgage Finance .. . . . . . . . . . . . . . .	125,575	927,392	—	1,052,967
Tobacco .. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,422,558	1,043,709	—	2,466,267
Trading Companies & Distributors .. . . . . . . . . .	3,133,679	2,105,877	—	5,239,556
Transportation Infrastructure .. . . . . . . . . . . . . .	—	69,420	—	69,420
Water Utilities .. . . . . . . . . . . . . . . . . . . . . . . . .	586,102	—	—	586,102
Wireless Telecommunication Services .. . . . . . .	—	1,459,927	—	1,459,927
Management Investment Companies .. . . . . . . . .	23,263,552	—	—	23,263,552
Preferred Stocks .. . . . . . . . . . . . . . . . . . . . . . . .	—	149,187	—	149,187
Corporate Bonds .. . . . . . . . . . . . . . . . . . . . . . . .	—	88,953,371	—	88,953,371
Foreign Government and Agency Securities. . . . .	—	5,116,115	—	5,116,115
U.S. Government and Agency Securities.. . . . . . .	—	88,895,450	—	88,895,450
Asset-Backed Securities . . . . . . . . . . . . . . . . . . .	—	3,319,199	—	3,319,199
Mortgage-Backed Securities.. . . . . . . . . . . . . . . .	—	77,989,754	—	77,989,754
Municipal Bonds.. . . . . . . . . . . . . . . . . . . . . . . . .	—	4,915,305	—	4,915,305
Short Term Investments. . . . . . . . . . . . . . . . . . . .	24,011,384	—	—	24,011,384
Total Investments in Securities.. . . . . . . . . . .	$397,038,369	$406,223,431	$—	$803,261,800
Other Financial Instruments:
Futures contracts .. . . . . . . . . . . . . . . . . . . . . . . .	$266,594	$—	$—	$266,594
.. . . . . . . . .Total Other Financial Instruments	$266,594	$—	$—	$266,594
Liabilities:
Other Financial Instruments:
Futures contracts.. . . . . . . . . . . . . . . . . . . . . . . .	$386	$—	$—	$386

11. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020- 04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

FFA-52

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Allocation VIP Fund (continued)

Abbreviations

Currency		Selected Portfolio
CAD	Canadian Dollar	ADR	American Depositary Receipt
GBP	British Pound	AGMC	Assured Guaranty Municipal Corp.
USD	United States Dollar	ETF	Exchange-Traded Fund
		FFCB	Federal Farm Credit Banks Funding Corp.
		FHLMC	Federal Home Loan Mortgage Corp.
		FNMA	Federal National Mortgage Association
		FRN	Floating Rate Note
		GNMA	Government National Mortgage Association
		GO	General Obligation
		NYRS	New York Registry Shares

Annual Report

FFA-53

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Allocation VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Allocation VIP Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Allocation VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $198,276,413 as a long term capital gain dividend for the fiscal year ended December 31, 2020.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 35.48% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2020.

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FFA-55

Franklin Global Real Estate VIP Fund

This annual report for Franklin Global Real Estate VIP Fund covers the fiscal year ended December 31, 2020.

Class 1 Performance Summary as of December 31, 2020

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Average Annual
Share Class	Total Return
1
1-Year	-5.17%
5-Year	+3.95%
10-Year	+5.74%

*The Fund has an expense reduction contractually guaranteed through 4/30/21. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/11–12/31/20)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the FTSE® EPRA®/NAREIT® Developed Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

$22,000
$20,000
$18,000					$18,466
$17,478
$16,000

$14,000
$12,000
$10,000
$8,000
1/11	12/12	12/14	12/16	12/18	12/20
	Franklin Global Real Estate		FTSE EPRA/NAREIT Developed
	VIP Fund		Index**

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

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Franklin Global Real Estate VIP Fund

Fund Goal and Main Investments

The Fund seeks high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector, including: real estate investment trusts (REITs) and similar REIT-like entities domiciled outside the U.S.; companies qualifying under U.S. federal tax law as REITs; and companies that derive at least half of their assets or revenues from the ownership, management, development or sale of residential or commercial real estate (such as real estate operating or service companies).

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund concentrates in real estate securities, which involve special risks, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments affecting the sector. The Fund’s investments in REITs involve additional risks; since REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Foreign investing, especially in emerging markets, involves additional risks such as currency and market volatility, as well as political and social instability. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the FTSE EPRA/ NAREIT Developed Index posted a -8.18% total return for the same period.1

Portfolio Composition 12/31/20

% of Total
Net Assets
Equity Real Estate Investment Trusts (REITs)	77.1%
Real Estate Management & Development	20.4%
Other	0.9%
Short-Term Investments & Other Net Assets	1.6%

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI All Country World Index (USD), posted a +16.82% total return for the 12 months ended December 31, 2020.1 Stocks fell sharply in early 2020 as many investors sold equities amid fears of a global economic slowdown due to the novel coronavirus (COVID-19) pandemic. Global equities began to rebound in late March 2020 amid optimism about easing lockdown restrictions, vaccine and treatment development and economic stimulus measures. Despite declines in September and October due to geopolitical tensions and rising infection rates, markets rebounded in November and December, as positive sentiment about successful trials of COVID-19 vaccines, the beginning of vaccination programs in some countries and apparent resolution of political uncertainty supported markets.

In the U.S., pandemic-related restrictions caused stiff economic headwinds, including mass layoffs that drove the unemployment rate to 14.8% in April 2020.2 According to the National Bureau of Economic Research, the longest U.S. economic expansion in history ended in February, and the country slipped into a deep recession. Equities began to rebound in the spring amid the government’s fiscal and monetary stimulus, declining jobless claims, rising retail sales and optimism about treatments and potential vaccines for COVID-19. Following a record annualized decline in second-quarter gross domestic product (GDP), resilient consumer spending helped drive third-quarter GDP to expand at a record annualized rate, although growth slowed in the fourth quarter. Equities continued to rise during the summer but declined in the fall due to concerns about possible new restrictions amid rising COVID-19 infection rates and uncertainties about additional fiscal stimulus and the U.S. presidential election. Despite signs that the economic recovery was stalling as the unemployment rate remained relatively high (6.7% at period-end) and

1.Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2.Source: U.S. Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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consumer spending declined, stocks rallied in November and December, buoyed by the outcome of the U.S. presidential election, the start of COVID-19 vaccination programs and the passage of a new U.S. stimulus bill.2

In an effort to support the economy, the U.S. Federal Reserve (Fed) lowered the federal funds target rate to a range of 0.00%–0.25% in March 2020. The Fed also enacted quantitative easing measures aimed at ensuring credit flows to borrowers and supporting credit markets with open- ended bond purchasing. Furthermore, the Fed signaled that interest rates would potentially remain low, even if inflation moderately exceeded its 2% target.

In the eurozone, the economy contracted again in the fourth quarter of 2020, following quarter-on-quarter expansion in the third quarter and contractions in the first and second quarters. After several months of gains due to easing restrictions and robust stimulus measures, European developed market equities, as measured by the MSCI Europe Index (USD), declined in September and October as rising infection rates heightened investor concerns that the nascent economic revival could stall. Nevertheless, successful vaccine development and a Brexit resolution supported European developed market equities, as measured by the MSCI Europe Index (USD), to post a +5.93% total return for the period.1

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index (USD), posted a +21.30% total return for the 12 months under review.1 Although pandemic-related lockdowns derailed economic growth in early 2020, sharp market declines were followed by rebounds as China’s economy, a key driver of the region’s economic activity, recovered from the contraction in the first quarter and expanded during the rest of 2020. Asian stocks rose as the region’s economies reopened, aided by robust stimulus measures and optimism that economic revitalization would be further spurred by COVID-19 vaccines.

Global emerging market stocks, as measured by the MSCI Emerging Markets Index (USD), posted a +18.69% total return for the period, despite steep pandemic-related declines in early 2020, benefiting from improving economic activity, stabilizing oil prices and U.S. dollar weakness.1 In spite of higher COVID-19 cases in some countries, emerging market stocks rallied near the end of 2020, bolstered by easing political uncertainty, commencement of COVID-19 vaccinations and rising commodity prices.

Top 10 Countries 12/31/20

% of Total
Net Assets
United States	53.6%

Japan	10.9%

Germany	7.2%

United Kingdom	6.3%

Hong Kong	4.7%

Australia	4.3%

Singapore	3.4%

Canada	2.4%

Spain	1.9%

Sweden	1.6%

Investment Strategy

We seek to limit price volatility by investing across markets and property types. When selecting investments for the Fund’s portfolio, we apply a “bottom-up” stock selection process that incorporates macro-level views in the evaluation process. Our portfolio construction process combines bottom-up analysis of individual stock and real estate market fundamentals and top-down macro overlays to provide country/regional, property type, and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities.

Manager’s Discussion

During the 12 months under review, key detractors from the Fund’s performance relative to the FTSE EPRA/ NAREIT Developed Index included stock selection and an underweighting in the healthcare property sector and an underweighting in the storage property sector. Stock selection in manufactured homes and an overweighting in triple-net leasing also hurt results. The negative effects from these sectors came almost exclusively from a lack of exposure to stocks that performed relatively well in a declining market.

Elsewhere, Ryman Hospitality Properties was the most significant individual relative detractor during the period. Ryman is an owner of group-oriented, destination hotel assets in urban and resort markets, which are managed by Marriott International (not a Fund holding) under the Gaylord Hotels brand. Hotel REITs were significantly impacted by COVID-19, as occupancy fell precipitously, leading to closure of hotels across the country. With respect to Ryman, the specific focus on group-oriented hotels and relatively few assets made the company particularly vulnerable to the impacts of the pandemic. However, the company was

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fortunate to have raised equity capital just prior to the outbreak of COVID-19, mitigating longer-term damages of the downturn.

U.S.-based Regency Centers also hampered relative results. Regency is an owner of mostly grocery-anchored shopping centers located in affluent and densely populated trade areas across the U.S. Weak trends in fundamentals have persisted for retail landlords for some time amid the increasing percentage of online spending, but Regency had fared rather well due to the relatively internet-resistant nature and superior quality of its assets compared to peers. However, the advent of COVID-19 impacted all retail landlords, including Regency, as the ability to collect rent was meaningfully affected due to the extended closure of a substantial number of stores. As a consequence, financial results for 2020 have seen significant impairment amid continuing uncertainty.

Although the residential sector was an overall relative contributor during the period, U.S.-based AvalonBay Communities detracted from relative performance. AvalonBay is an owner and developer of apartment communities, mostly in coastal locations across the U.S. Leasing conditions for apartment landlords weakened considerably due to the macroeconomic effects of COVID-19, with rents facing significant pressure. This was particularly true in coastal markets such as New York, San Francisco and Boston, which saw a population exodus. Longer-term, we remain constructive on the company’s business due to its diversified product mix (both Class A and Class B properties), suburban exposure and proven track record of value creation from its development business.

Conversely, an overweighting and stock selection in the industrial property sector contributed to relative performance. Performance in the sector was led higher by Australian REIT Goodman Group, Japanese REIT GLP J-REIT, U.S.-based Prologis and U.K-based Segro. GLP J-REIT is an owner and operator of industrial warehouses and logistics facilities in Japan. Adoption of e-commerce has driven strong demand, and limited availability of land has curtailed new supply development. As a result vacancy in key markets like Tokyo are at record lows. We remain favorably biased to industrial real estate globally given strong secular trends favoring demand growth and limiting supply availability.

Stock selection in the office space sector also enhanced results, with performance in the sector led by U.S.-based medical office landlord Alexandria Real Estate Equities.

Alexandria is a developer, owner and operator of life science office and lab clusters. This specific focus on life science minimized concern about risks to occupancy due to adoption

FRANKLIN GLOBAL REAL ESTATE VIP FUND

Top 10 Holdings 12/31/20

Company	% of Total
Industry, Country	Net Assets
Prologis, Inc.	6.3%
Equity Real Estate Investment Trusts (REITs),
United States
Vonovia SE	4.2%
Real Estate Management & Development,
Germany
Alexandria Real Estate Equities, Inc.	3.2%
Equity Real Estate Investment Trusts (REITs),
United States
Extra Space Storage, Inc.	2.6%
Equity Real Estate Investment Trusts (REITs),
United States
Segro plc	2.6%
Equity Real Estate Investment Trusts (REITs),
United Kingdom
Healthpeak Properties, Inc.	2.5%
Equity Real Estate Investment Trusts (REITs),
United States
Realty Income Corp.	2.5%
Equity Real Estate Investment Trusts (REITs),
United States
AvalonBay Communities, Inc.	2.3%
Equity Real Estate Investment Trusts (REITs),
United States
Mitsui Fudosan Co. Ltd.	2.2%
Real Estate Management & Development,
Japan
Goodman Group	2.2%
Equity Real Estate Investment Trusts (REITs),

Australia

of the work-from-home model that has weighed on the outlook for traditional office peers. We maintain a favorable bias toward Alexandria, as we believe the company’s unique cluster model minimizes competitive supply risk, leading to stable occupancy and industry-leading leasing economics which drives sustainable cash flow growth.

Other individual contributors to relative performance included German residential landlord Vonovia, an owner of apartment communities in Germany, Sweden and Austria. The company outperformed peers in 2020 amid unprecedented economic and market uncertainty due to its robust underlying market fundamentals, immaterial impact from COVID-19 and downside protection with respect to its German exposure due to the federal government’s rent subsidies. We have continued to favor Vonovia for the persistent under-supply of apartment properties across its markets, external growth prospects and valuation upside due to the likelihood for further yield compression amidst capital market support for the asset class.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in

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FRANKLIN GLOBAL REAL ESTATE VIP FUND

value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2020, the U.S. dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s significant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Thank you for your participation in Franklin Global Real Estate VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN GLOBAL REAL ESTATE VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Fund-Level		Fund-Level
			Expenses		Expenses		Net
	Beginning	Ending	Paid During	Ending	Paid During		Annualized
Share	Account	Account	Period	Account	Period		Expense
Class	Value 7/1/20	Value 12/31/20	7/1/20–12/31/201,2	Value 12/31/20	7/1/20–12/31/201,2	a	Ratio2
1	$1,000	$1,148.00	$5.02	$1,020.46	$4.72		0.93%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Global Real Estate VIP Fund

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 1

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$17.99	$15.41	$16.96	$15.83	$15.93
Income from investment operationsa:	0.39	0.29	0.33	0.17	0.30c
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	(1.59)	3.15	(1.41)	1.52	(0.16)
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	(1.20)	3.44	(1.08)	1.69	0.14
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.54)	(0.50)	(0.47)	(0.56)	(0.24)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.59)	(0.36)	—	—	—
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2.13)	(0.86)	(0.47)	(0.56)	(0.24)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$14.66	$17.99	$15.41	$16.96	$15.83
Total returnd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(5.17)%	22.62%	(6.52)%	10.76%	0.81%
Ratios to average net assets
Expenses before waiver and payments by affiliates.. . . . . .	1.24%	1.14%	1.15%	1.14%	1.11%
Expenses net of waiver and payments by affiliates. . . . . . .	1.00%e	1.04%e	1.15%e	1.14%f	1.11%f
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	2.73%	1.66%	1.92%	1.04%	1.99%c
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$966	$1,057	$878	$819	$821
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	23.01%	28.34%	17.78%	22.18%	28.53%g

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.59%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Global Real Estate VIP Fund (continued)

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 2

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$17.50	$15.00	$16.52	$15.42	$15.52
Income from investment operationsa:	0.35	0.24	0.27	0.13	0.28c
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	(1.56)	3.08	(1.36)	1.47	(0.19)
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	(1.21)	3.32	(1.09)	1.60	0.09
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.49)	(0.46)	(0.43)	(0.50)	(0.19)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.59)	(0.36)	—	—	—
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2.08)	(0.82)	(0.43)	(0.50)	(0.19)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$14.21	$17.50	$15.00	$16.52	$15.42
Total returnd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(5.39)%	22.37%	(6.77)%	10.47%	0.54%
Ratios to average net assets
Expenses before waiver and payments by affiliates.. . . . . .	1.48%	1.39%	1.40%	1.39%	1.36%
Expenses net of waiver and payments by affiliates. . . . . . .	1.25%e	1.29%e	1.40%e	1.39%f	1.36%f
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	2.47%	1.41%	1.67%	0.79%	1.74%c
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$134,051	$159,153	$146,408	$183,532	$193,707
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	23.01%	28.34%	17.78%	22.18%	28.53%g

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.34%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2020

Franklin Global Real Estate VIP Fund

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks 98.4%
	Diversified Telecommunication Services 0.9%
	aCellnex Telecom SA, 144A, Reg S. . . . . . . . . . . . . . . . . . . . . . . . .	Spain	20,913		$1,255,939
	Equity Real Estate Investment Trusts (REITs) 77.1%
	Alexandria Real Estate Equities, Inc... . . . . . . . . . . . . . . . . . . . . . .	United States	24,121		4,298,845
	American Homes 4 Rent, A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	89,275		2,678,250
	bAmericold Realty Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	45,490		1,698,142
	AvalonBay Communities, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	19,395		3,111,540
	Boston Properties, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	12,952		1,224,353
	Broadstone Net Lease, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	51,791		1,014,068
	Camden Property Trust.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	28,734		2,871,101
	Canadian Apartment Properties REIT. . . . . . . . . . . . . . . . . . . . . . .	Canada	58,793		2,310,402
	CapitaLand Integrated Commercial Trust. . . . . . . . . . . . . . . . . . . .	Singapore	851,632		1,393,679
	City Office REIT, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	257		2,511
	Cousins Properties, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	66,946		2,242,691
	Derwent London plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	41,834		1,778,038
	Dexus. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Australia	245,730		1,782,262
	Equinix, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,796		2,711,027
	Equity LifeStyle Properties, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	40,524		2,567,601
	Extra Space Storage, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	30,341		3,515,308
	Gecina SA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	France	13,385		2,081,454
	GLP J-Reit.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	1,385		2,185,547
	Goodman Group.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Australia	202,191		2,955,521
	GPT Group (The).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Australia	291,976		1,015,589
	Healthcare Realty Trust, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	42,682		1,263,387
	Healthpeak Properties, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	112,617		3,404,412
	Host Hotels & Resorts, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	104,095		1,522,910
	Hulic Reit, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	763		1,139,198
	Ichigo Office REIT Investment Corp... . . . . . . . . . . . . . . . . . . . . . .	Japan	965		697,021
	Inmobiliaria Colonial Socimi SA.. . . . . . . . . . . . . . . . . . . . . . . . . . .	Spain	129,802		1,281,784
	Kenedix Office Investment Corp... . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	233		1,581,929
	Kilroy Realty Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	26,033		1,494,294
	Life Storage, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,681		917,035
	Link REIT.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Hong Kong	133,810		1,215,232
	Mapletree Logistics Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Singapore	1,010,324		1,538,668
	MGM Growth Properties LLC, A. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	46,164		1,444,933
	Orix JREIT, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	755		1,249,018
	Premier Investment Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	862		1,066,292
	Prologis, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	85,074		8,478,475
	bQTS Realty Trust, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	32,164		1,990,308
	Realty Income Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	54,039		3,359,605
	Regency Centers Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	38,702		1,764,424
	Retail Properties of America, Inc., A. . . . . . . . . . . . . . . . . . . . . . . .	United States	101,885		872,136
	Rexford Industrial Realty, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	53,556		2,630,135
	Ryman Hospitality Properties, Inc... . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,735		524,124
	SBA Communications Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,608		1,582,185
	Segro plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	269,628		3,498,881
	Simon Property Group, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	19,465		1,659,975
	SmartCentres Real Estate Investment Trust. . . . . . . . . . . . . . . . . .	Canada	54,722		992,834
	Spirit Realty Capital, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	55,960		2,247,913
	Summit Hotel Properties, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	51,902		467,637
	Terreno Realty Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	25,486		1,491,186
	UDR, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	72,526		2,787,174
	cUNITE Group plc (The).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	134,844		1,926,420
	VEREIT, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	44,351		1,676,024
	Welltower, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	44,809		2,895,558
					104,099,036

FGR-10

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Global Real Estate VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	Real Estate Management & Development 20.4%
	Aroundtown SA.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	162,438		$1,211,177
	CapitaLand Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Singapore	681,689		1,692,543
	CK Asset Holdings Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Hong Kong	165,235		845,491
	Deutsche Wohnen SE.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	52,975		2,826,585
	Fabege AB.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Sweden	68,124		1,076,434
	cFastighets AB Balder, B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Sweden	22,038		1,150,853
	Grainger plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	320,845		1,248,087
	Hang Lung Properties Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Hong Kong	364,000		959,235
	Mitsubishi Estate Co. Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	173,879		2,794,729
	Mitsui Fudosan Co. Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	141,544		2,963,870
	New World Development Co. Ltd... . . . . . . . . . . . . . . . . . . . . . . . .	Hong Kong	227,038		1,056,274
	Nomura Real Estate Holdings, Inc.. . . . . . . . . . . . . . . . . . . . . . . . .	Japan	47,646		1,056,485
	Shurgard Self Storage SA.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Belgium	16,119		698,202
	Sun Hung Kai Properties Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Hong Kong	178,157		2,278,446
	Vonovia SE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	76,904		5,616,843
					27,475,254
	. .Total Common Stocks (Cost $95,307,792).. . . . . . . .	. . . . . . . . . . . . . . . . . . .	. . . . . . . . .		132,830,229

Short Term Investments 0.5%

Principal
a	a	Amount*	a

Value

a	a	a	a	a	a
	Repurchase Agreements 0.4%
	dJoint Repurchase Agreement, 0.054%, 1/04/21 (Maturity Value
	$509,241)
	BNP Paribas Securities Corp. (Maturity Value $325,324)
	Deutsche Bank Securities, Inc. (Maturity Value $97,163)
	HSBC Securities (USA), Inc. (Maturity Value $86,754)
	Collateralized by U.S. Government Agency Securities, 4% - 5%,
	2/20/49 - 5/20/49; and U.S. Treasury Notes, 0.13% - 2.63%,
	1/31/21 - 12/31/25 (valued at $519,485).. . . . . . . . . . . . . . . . . . .		509,238		509,238
	Total Repurchase Agreements (Cost $509,238). . . . .	. . . . . . . . . . . . . . . . . . . .	. . . . . .	. . .	509,238
	eInvestments from Cash Collateral Received for

	Loaned Securities 0.1%	Country	Shares

	Money Market Funds 0.1%
	f,gInstitutional Fiduciary Trust - Money Market Portfolio, 0%. . . . . . . .	United States	163,000		163,000

The accompanying notes are an integral part of these financial statements.

Annual Report

FGR-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Global Real Estate VIP Fund (continued)

Short Term Investments (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	Repurchase Agreements 0.0%†
	dJoint Repurchase Agreement, BofA Securities, Inc., 0.06%, 1/04/21
	(Maturity Value $40,914)
	Collateralized by U.S. Treasury Note, 1.5%, 11/30/24 (valued at
	$41,732).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		40,914		$40,914

Total Investments from Cash Collateral Received for Loaned Securities

(Cost $203,914). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total Short Term Investments (Cost $713,152).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total Investments (Cost $96,020,944) 98.9%.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other Assets, less Liabilities 1.1%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net Assets 100.0%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

203,914

713,152

$133,543,381 1,473,870

$135,017,251

See Abbreviations on page FGR-24 .

*The principal amount is stated in U.S. dollars unless otherwise indicated.

† Rounds to less than 0.1% of net assets.

a Security was purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. 144A securities may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. Regulation S securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2020, the value of this security was $1,255,939, representing 0.9% of net assets.

bA portion or all of the security is on loan at December 31, 2020. See Note 1(d).

cNon-income producing.

dSee Note 1(c) regarding joint repurchase agreement.

eSee Note 1(d) regarding securities on loan.

fSee Note 3(e) regarding investments in affiliated management investment companies.

gThe rate shown is the annualized seven-day effective yield at period end.

FGR-12

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2020

Franklin Global
Real Estate VIP
Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$95,307,792
Cost - Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	163,000
Cost - Unaffiliated repurchase agreements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	550,152
Value - Unaffiliated issuers (Includes securities loaned of $196,794).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$132,830,229
Value - Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	163,000
Value - Unaffiliated repurchase agreements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	550,152
Foreign currency, at value (cost $1,597).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,592
Receivables:
Investment securities sold.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	85,946
Capital shares sold.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	40,488
Dividends.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	577,125
European Union tax reclaims (Note 1e) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,292,108
Other assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	21
Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	135,540,661
Liabilities:
Payables:
Investment securities purchased.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,629
Capital shares redeemed. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	21,273
Management fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	86,401
Distribution fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	28,043
Reports to shareholders.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	31,310
Professional fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	54,350
Payable upon return of securities loaned. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	203,914
Accrued contingent fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	90,130
Accrued expenses and other liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,360
Total liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	523,410
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$135,017,251
Net assets consist of:
Paid-in capital.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$98,060,474
Total distributable earnings (losses).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	36,956,777
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$135,017,251
Franklin Global
Real Estate VIP
Fund
Class 1:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$965,938
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	65,884
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$14.66
Class 2:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$134,051,313
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	9,436,602
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$14.21

The accompanying notes are an integral part of these financial statements.

Annual Report

FGR-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2020

Franklin Global
Real Estate VIP
Fund
Investment income:
Dividends: (net of foreign taxes of $168,741)
Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$3,780,007
Interest:
Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,299
Income from securities loaned:
Unaffiliated entities (net of fees and rebates).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,509
Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	53
Other income (Note 1e) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,137,323
Total investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,928,191
Expenses:
Management fees (Note 3a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,392,522
Distribution fees: (Note 3c)
Class 2. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	329,333
Custodian fees (Note 4).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,194
Reports to shareholders.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	33,950
Professional fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	96,365
Trustees' fees and expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	808
Other.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	102,095
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Total expenses	1,964,267
Expense reductions (Note 4).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(5)
Expenses waived/paid by affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(309,285)
Net expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,654,977
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,273,214
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,238,660
Realized gain distributions from REITs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	284,024
Foreign currency transactions.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(20,350)
Net realized gain (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,502,334
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(18,883,982)
Translation of other assets and liabilities denominated in foreign currencies.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	57,794
Net change in unrealized appreciation (depreciation). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(18,826,188)
Net realized and unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(13,323,854)
Net increase (decrease) in net assets resulting from operations.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$(10,050,640)

FGR-14

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Global Real Estate VIP Fund
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$3,273,214	$2,258,113
Net realized gain (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,502,334	14,467,280
Net change in unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . .	(18,826,188)	15,008,279
Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . . . .	(10,050,640)	31,733,672
Distributions to shareholders:
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(122,579)	(48,761)
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(18,130,603)	(7,479,667)
Total distributions to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(18,253,182)	(7,528,428)
Capital share transactions: (Note 2)
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	91,462	29,075
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,019,898	(11,311,091)
Total capital share transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,111,360	(11,282,016)
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net increase (decrease) in net assets	(25,192,462)	12,923,228
Net assets:
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	160,209,713	147,286,485
End of year.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$135,017,251	$160,209,713

The accompanying notes are an integral part of these financial statements.

Annual Report

FGR-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Global Real Estate VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Global Real Estate VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2020, 82.8% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund's administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter

(OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund's business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at

4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund's securities to the latest indications of fair value at 4 p.m. Eastern time. At December 31, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund's NAV is not calculated, which could result

FGR-16

Annual Report

Franklin Global Real Estate VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

a. Financial Instrument Valuation (continued)

in differences between the value of the Fund's portfolio securities on the last business day and the last calendar day of the reporting period. Any security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non- defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2020.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives collateral in the form of cash and/or U.S. Government and Agency securities against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. Any cash collateral received is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees

Annual Report

FGR-17
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

d. Securities Lending (continued)

and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/ or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to any cash collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

e. Income and Deferred Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities.

When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

FGR-18

Annual Report

Franklin Global Real Estate VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains. For U.S. Real Estate Investment Trust (REIT) securities, the Fund records ROC estimates, if any, on the ex-dividend date and are adjusted once actual tax designations are known.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Year Ended		Year Ended
December 31, 2020		December 31, 2019
Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares issued in reinvestment of distributions.. . . . . . . . . .

Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .

Class 2 Shares:

Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares issued in reinvestment of distributions.. . . . . . . . . .

Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .

2,518	$33,827	1,935	$34,241
9,436	122,579	2,856	48,761
(4,809)	(64,944)	(3,061)	(53,927)
7,145	$91,462	1,730	$29,075
236,639	$3,343,255	244,773	$4,187,098
1,438,937	18,130,603	449,770	7,479,667
(1,332,313)	(18,453,960)	(1,360,628)	(22,977,856)
343,263	$3,019,898	(666,085)	$(11,311,091)

Annual Report

FGR-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.050%	Up to and including $500 million

0.950%	Over $500 million, up to and including $1 billion
0.900%	Over $1 billion, up to and including $1.5 billion

0.850%	Over $1.5 billion, up to and including $6.5 billion
0.830%	Over $6.5 billion, up to and including $11.5 billion

0.810%	Over $11.5 billion, up to and including $16.5 billion
0.790%	Over $16.5 billion, up to and including $19 billion

0.780%	Over $19 billion, up to and including $21.5 billion

0.770%	In excess of $21.5 billion

b. Administrative Fees

Under an agreement with FT Institutional, FT Services provides administrative services to the Fund. The fee is paid by FT Institutional based on the Fund's average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FGR-20

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2020, the Fund held investments in affiliated management investment companies as follows:

					Net Change in		Number of
	Value at				Unrealized	Value	Shares Held
	Beginning			Realized Gain	Appreciation	at End	at End	Investment
	of Year	Purchases	Sales	(Loss)	(Depreciation)	of Year	of Year	Income
Franklin Global Real Estate VIP Fund
Non-Controlled Affiliates
								Income from
								securities
								loaned
Institutional Fiduciary Trust - Money
Market Portfolio, 0%.. . . . . . . . .	$—	$7,063,000	$(6,900,000)	$—	$—	$163,000	163,000	$53
Total Affiliated Securities. . . . .	$—	$7,063,000	$(6,900,000)	$—	$—	$163,000		$53

f. Waiver and Expense Reimbursements

FT Institutional has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the operating expenses (excluding distribution fees and acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for each class of the Fund do not exceed 1.00% based on the average net assets of each class until April 30, 2021. Total expenses waived or paid are not subject to recapture subsequent to the Fund's fiscal year end.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2020 and 2019, was as follows:

	2020	2019
Distributions paid from:
Ordinary income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$4,362,274	$4,226,148
Long term capital gain.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,890,908	3,302,280
	$18,253,182	$7,528,428

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

5. Income Taxes (continued)

At December 31, 2020, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distributable earnings:

Undistributed ordinary income.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Undistributed long term capital gains.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total distributable earnings.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$102,406,954

$39,767,490 (8,631,063)

$31,136,427

$1,640,987 $2,971,918

$4,612,905

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, EU reclaims, passive foreign investment company shares and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2020, aggregated $30,363,645 and $43,144,585, respectively.

At December 31, 2020, in connection with securities lending transactions, the Fund loaned equity investments and received $203,914 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Concentration of Risk

The Fund invests a large percentage of its total assets in REIT securities. Such concentration may subject the Fund to special risks associated with real estate securities. These securities may be more sensitive to economic or regulatory developments due to a variety of factors such as local, regional, national and global economic conditions, interest rates and tax considerations.

8. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 5, 2021, the Borrowers, renewed the Global Credit Facility for a one year term, maturing February 4, 2022, for a total of $2.675 billion.

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NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

9. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2020, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

•Level 1 – quoted prices in active markets for identical financial instruments

•Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2020, in valuing the Fund's assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Global Real Estate VIP Fund
Assets:
Investments in Securities:
Common Stocks:
Diversified Telecommunication Services . . . . . .	$—	$1,255,939	$—	$1,255,939
Equity Real Estate Investment Trusts (REITs) ..	75,712,503	28,386,533	—	104,099,036
Real Estate Management & Development .. . . .	—	27,475,254	—	27,475,254
Short Term Investments. . . . . . . . . . . . . . . . . . . .	163,000	550,152	—	713,152
Total Investments in Securities.. . . . . . . . . . .	$75,875,503	$57,667,878	$—	$133,543,381

11. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020- 04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

Abbreviations

Selected Portfolio

REIT	Real Estate Investment Trust

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Global Real Estate VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Global Real Estate VIP Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Global Real Estate VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $13,890,909 as a long term capital gain dividend for the fiscal year ended December 31, 2020.

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Franklin Growth and Income VIP Fund

This annual report for Franklin Growth and Income VIP Fund covers the fiscal year ended December 31, 2020.

Class 1 Performance Summary as of December 31, 2020

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Average Annual
Share Class	Total Return
1
1-Year	+5.81%
5-Year	+10.63%
10-Year	+10.46%

*The Fund has an expense reduction contractually guaranteed through 4/30/21. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/11–12/31/20)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Fund’s new primary benchmark, the Russell 1000® Value Index, and the Fund’s former primary benchmark and new secondary benchmark, the Standard & Poor’s® 500 Index (S&P 500®). The investment manager believes that the Russell 1000® Value Index more accurately reflects the Fund’s investment strategy. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund

Summaries.

$40,000

$35,000					$36,700

$30,000					$27,148

$25,000					$27,041
$20,000
$15,000
$10,000
$5,000
1/11	12/12	12/14	12/16	12/18	12/20
	Franklin Growth and Income	Russell 1000 Value Index**		S&P 500**
	VIP Fund

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

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Fund Goal and Main Investments

The Fund seeks capital appreciation with current income as a secondary goal. Under normal market conditions, the Fund invests predominantly in equity securities, including common stock, preferred stock and securities convertible into common stocks, with the remainder of its net assets in other equity-related instruments such as convertible securities and equity-linked notes (ELNs). The Fund may invest up to 25% of its net assets in foreign securities, including developing or emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Value securities may not increase in price as anticipated or may decline further if other investors fail to recognize the company’s value or favor investing in faster growing companies. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when prevailing interest rates fall, when dividend income from investments in stocks decline, or when the Fund experiences defaults on debt securities it holds. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Special risks are associated with foreign investing, including currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility; investments in emerging markets typically involve heightened risks related to the same factors. Common stocks with higher dividend yields can be sensitive to interest-rate movements. The Fund is actively managed but there is no guarantee that the manager’s investment

Portfolio Composition 12/31/20

% of Total
Net Assets
Banks	11.8%
Electric Utilities	8.2%
Capital Markets	6.9%
Health Care Equipment & Supplies	6.6%
Pharmaceuticals	5.9%
Beverages	4.6%
Semiconductors & Semiconductor Equipment	4.3%
Oil, Gas & Consumable Fuels	4.0%
Aerospace & Defense	3.8%
Multiline Retail	3.2%
Machinery	3.2%
Chemicals	3.0%
Software	2.8%
Household Products	2.8%
Diversified Telecommunication Services	2.6%
Other	26.5%
Short-Term Investments & Other Net Assets	(0.2)%

decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s new primary benchmark, the Russell 1000® Value Index, posted a +2.80% total return.1 Also for comparison, the Fund’s former primary and new secondary benchmark, the Standard & Poor’s 500 Index (S&P 500) posted a +18.40% total return.1 The investment manager believes that the Russell 1000® Value Index more accurately reflects the Fund’s investment strategy.

Economic and Market Overview

U.S. equities, as measured by the S&P 500, advanced strongly during the 12 months ended December 31, 2020. Although equities began the year with gains, a sharp selloff began in late February 2020 amid investor fears of a global economic slowdown due to the novel coronavirus (COVID-19) pandemic. Such fears drove many investors to sell equities and buy government bonds, cash equivalents and other investments perceived as safe. Nevertheless, equities began to advance in late March, as monetary

1.Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN GROWTH AND INCOME VIP FUND

and fiscal stimulus drove stocks sharply higher. Following declines in September and October, equities, as measured by the S&P 500, advanced to all-time price highs in December.

Pandemic-related restrictions severely curtailed economic activity, resulting in mass layoffs that drove the unemployment rate to 14.8% in April 2020.2 The longest U.S. economic expansion in history ended in February, according to the National Bureau of Economic Research, and the country slipped into a deep recession with second- quarter 2020 gross domestic product (GDP) posting a record annualized decline.

In an effort to support the economy, the U.S. Federal Reserve (Fed) lowered the federal funds target rate to a range of 0.00%–0.25% in March 2020. The Fed also enacted quantitative easing measures aimed at ensuring credit flows to borrowers and supporting credit markets with open- ended bond purchasing. Furthermore, the Fed signaled that interest rates would potentially remain low, even if inflation moderately exceeded its 2% target.

Equities began to rebound in late March 2020, benefiting from fiscal and monetary stimulus, a gradual lifting of restrictions and development of COVID-19 vaccines and treatments. Rising retail sales and rebounding economic activity led third-quarter GDP to expand at a record annualized pace, although growth slowed in the fourth quarter. Concerns about possible new restrictions amid rising COVID-19 infection rates and uncertainties about additional fiscal stimulus and the U.S. presidential election drove stocks lower in September and October. Despite signs that the economic recovery was stalling, as the unemployment rate remained relatively high (6.7% at period-end) and consumer spending declined, stocks rallied in November and December, buoyed by the outcome of the U.S. presidential election, the start of COVID-19 vaccination programs and the passage of a new stimulus bill.2

Investment Strategy

We seek to invest in a broadly diversified portfolio of equity securities that we consider to be financially strong, with a focus on blue chip companies. We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, cash flow potential and balance sheet strength. We also consider a company’s price/earnings ratio, return on capital, profit margins and asset value. We consider dividend yield and

2. Source: Bureau of Labor Statistics

Top 10 Holdings 12/31/20

Company	% of Total
Industry, Country	Net Assets
JPMorgan Chase & Co.	4.3%
Banks, United States
Morgan Stanley	3.6%
Capital Markets, United States
Johnson & Johnson	3.2%
Pharmaceuticals, United States
Duke Energy Corp.	2.8%
Electric Utilities, United States
Bank of America Corp.	2.8%
Banks, United States
Procter & Gamble Co. (The)	2.8%
Household Products, United States
Raytheon Technologies Corp.	2.8%
Aerospace & Defense, United States
Medtronic plc	2.7%
Health Care Equipment & Supplies, United
States
NextEra Energy, Inc.	2.6%
Electric Utilities, United States
Target Corp.	2.5%
Multiline Retail, United States

the opportunity for dividend growth in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. We seek to take advantage of price dislocations that result from the market’s short-term focus and choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Manager’s Discussion

During the annual period under review, the information technology (IT), consumer discretionary and health care sectors contributed most to the Fund’s absolute performance.

The IT sector benefited from software and services firm Microsoft, whose business became even more relevant during the COVID-19 pandemic and the broader digital transformation opportunity. Personal computing device manufacturer and services provider Apple further boosted Fund performance. The company’s supply chain has remained intact during the pandemic and the company has seen continued strong demand for its various products, including newer wearable technology.

In the consumer discretionary sector, Target was a leading contributor. The big box retailer has demonstrated a business with strong momentum from a growing

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FRANKLIN GROWTH AND INCOME VIP FUND

customer base and differentiated digital capabilities. Home improvement retailer Lowe’s and online retailer and cloud services provider Amazon.com (held through an equity- linked security) also contributed to results.

Within health care, life sciences company Danaher aided Fund performance.

Other notable contributors to absolute performance included our positions in investment bank Morgan Stanley and electric utility company NextEra Energy. Morgan Stanley has increased its reliance on its profile and less volatile asset management and investment management segments, while making several acquisitions to broaden its capabilities with online brokerage, digital banking and wealth management. NextEra Energy saw healthy growth in its renewable power business over the period, which bolstered the Fund’s returns.

In contrast, the energy, real estate and financials sectors were leading detractors from the Fund’s absolute performance.

Within energy, oil companies faced headwinds brought on by pandemic disruptions, pricing pressures and demand weakness. Our investments in Canada-based Suncor Energy, Chevron and Netherlands-based Royal Dutch Shell detracted from Fund performance.

In the real estate sector, our position in real estate investment trust Equity Residential (not held at period-end), which acquires, develops and manages rental apartment properties primarily in more urban markets, hindered results.

In the financials sector, low interest rates and softer levels of economic activity pressured our investment in insurer MetLife (not held at period-end). Our positions in financial services firms Bank of America and Wells Fargo & Co. (not held at period-end) also hurt performance.

Elsewhere, our position in Raytheon Technologies (formed following the merger of Raytheon with United Technologies in April 2020) hurt Fund performance, as declining aviation demand has pressured the aerospace industry.

Thank you for your participation in Franklin Growth and Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN GROWTH AND INCOME VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Fund-Level		Fund-Level
			Expenses		Expenses		Net
	Beginning	Ending	Paid During	Ending	Paid During		Annualized
Share	Account	Account	Period	Account	Period		Expense
Class	Value 7/1/20	Value 12/31/20	7/1/20–12/31/201,2	Value 12/31/20	7/1/20–12/31/201,2	a	Ratio2
1	$1,000	$1,200.70	$3.27	$1,022.17	$3.00		0.59%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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Financial Highlights

Franklin Growth and Income VIP Fund

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 1

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$17.20	$14.80	$16.32	$15.97	$15.94
Income from investment operationsa:	0.31	0.41	0.31	0.35	0.40
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	(0.13)	3.28	(0.97)	2.04	1.33
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	0.18	3.69	(0.66)	2.39	1.73
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.63)	(0.41)	(0.43)	(1.03)	(0.46)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3.42)	(0.88)	(0.43)	(1.01)	(1.24)
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4.05)	(1.29)	(0.86)	(2.04)	(1.70)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$13.33	$17.20	$14.80	$16.32	$15.97
Total returnc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5.81%	26.05%	(4.37)%	16.15%	11.86%
Ratios to average net assets
Expenses before waiver and payments by affiliates.. . . . . .	0.83%	0.72%	0.73%	0.72%	0.59%
Expenses net of waiver and payments by affiliatesd.. . . . . .	0.59%	0.59%	0.59%	0.59%	0.59%e
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	2.31%	2.07%	1.96%	2.21%	2.38%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$3,206	$3,539	$31,479	$35,865	$29,829
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	33.46%	25.20%	24.29%	33.91%	40.59%f

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Annual Report

FGI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Growth and Income VIP Fund (continued)

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 2

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$16.84	$14.51	$16.02	$15.69	$15.68
Income from investment operationsa:	0.27	0.25	0.27	0.31	0.30
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	(0.14)	3.33	(0.96)	2.00	1.37
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	0.13	3.58	(0.69)	2.31	1.67
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.58)	(0.37)	(0.39)	(0.97)	(0.42)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3.42)	(0.88)	(0.43)	(1.01)	(1.24)
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4.00)	(1.25)	(0.82)	(1.98)	(1.66)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$12.97	$16.84	$14.51	$16.02	$15.69
Total returnc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5.52%	25.66%	(4.58)%	15.85%	11.62%
Ratios to average net assets
Expenses before waiver and payments by affiliates.. . . . . .	1.08%	0.97%	0.98%	0.97%	0.84%
Expenses net of waiver and payments by affiliatesd.. . . . . .	0.84%	0.84%	0.84%	0.84%	0.84%e
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	2.07%	1.82%	1.71%	1.96%	2.13%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$64,455	$69,635	$61,855	$74,105	$69,474
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	33.46%	25.20%	24.29%	33.91%	40.59%f

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FGI-8

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2020

Franklin Growth and Income VIP Fund

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks 83.1%
	Aerospace & Defense 3.8%
	Lockheed Martin Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,990		$706,410
	Raytheon Technologies Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	26,245		1,876,780
					2,583,190
	Air Freight & Logistics 1.8%
	United Parcel Service, Inc., B. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,350		1,237,740
	Banks 10.9%
	Bank of America Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	62,830		1,904,378
	Citigroup, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	21,450		1,322,607
	JPMorgan Chase & Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	22,830		2,901,008
	Truist Financial Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	26,325		1,261,757
					7,389,750
	Beverages 4.6%
	Coca-Cola Co. (The).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	29,285		1,605,989
	PepsiCo, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	10,130		1,502,279
					3,108,268
	Capital Markets 6.9%
	Apollo Global Management, Inc... . . . . . . . . . . . . . . . . . . . . . . . . .	United States	14,625		716,332
	Ares Management Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	14,075		662,229
	BlackRock, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,210		873,063
	Morgan Stanley. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	35,235		2,414,655
					4,666,279
	Chemicals 1.4%
	BASF SE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	6,350		501,942
	Linde plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	1,600		421,616
					923,558
	Commercial Services & Supplies 1.6%
	Republic Services, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	11,315		1,089,635
	Communications Equipment 0.5%
	Cisco Systems, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	8,250		369,187
	Diversified Telecommunication Services 2.6%
	TELUS Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Canada	15,700		311,137
	Verizon Communications, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	25,250		1,483,437
					1,794,574
	Electric Utilities 8.2%
	Duke Energy Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	20,950		1,918,182
	Entergy Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,885		687,398
	NextEra Energy, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	22,925		1,768,664
	Xcel Energy, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	17,300		1,153,391
					5,527,635
	Electrical Equipment 1.1%
	Eaton Corp. plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,400		168,196
	Emerson Electric Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,265		583,888
					752,084
	Equity Real Estate Investment Trusts (REITs) 1.3%
	Prologis, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,845		582,513

The accompanying notes are an integral part of these financial statements.

Annual Report

FGI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Growth and Income VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	Equity Real Estate Investment Trusts (REITs) (continued)
	Public Storage. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,240		$286,353
					868,866
	Food & Staples Retailing 1.9%
	Walmart, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	8,800		1,268,520
	Food Products 0.5%
	Nestle SA.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Switzerland	2,910		343,995
	Health Care Equipment & Supplies 3.3%
	Baxter International, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,735		379,936
	Medtronic plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	15,570		1,823,870
					2,203,806
	Health Care Providers & Services 1.9%
	HCA Healthcare, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,801		296,192
	UnitedHealth Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,920		1,023,986
					1,320,178
	Hotels, Restaurants & Leisure 1.7%
	McDonald's Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,475		1,174,825
	Household Products 2.8%
	Procter & Gamble Co. (The).. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	13,625		1,895,783
	Insurance 0.6%
	Arthur J Gallagher & Co... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,500		432,985
	Machinery 0.8%
	Illinois Tool Works, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,475		300,723
	Stanley Black & Decker, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,200		214,272
					514,995
	Media 2.0%
	Comcast Corp., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	25,420		1,332,008
	Multiline Retail 2.5%
	Target Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	9,525		1,681,448
	Oil, Gas & Consumable Fuels 4.0%
	Canadian Natural Resources Ltd... . . . . . . . . . . . . . . . . . . . . . . . .	Canada	17,600		423,280
	Chevron Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	14,880		1,256,616
	Royal Dutch Shell plc, ADR, A.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Netherlands	18,800		660,632
	Suncor Energy, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Canada	20,450		343,151
					2,683,679
	Personal Products 0.7%
	Unilever plc, ADR.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	7,460		450,286
	Pharmaceuticals 5.9%
	Johnson & Johnson. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	13,570		2,135,646
	Merck & Co., Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	10,350		846,630
	Pfizer, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	27,780		1,022,582
					4,004,858
	Road & Rail 2.0%
	Norfolk Southern Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,850		1,390,019
	Semiconductors & Semiconductor Equipment 2.9%
	Analog Devices, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,050		598,306

FGI-10

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Growth and Income VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	Semiconductors & Semiconductor Equipment (continued)
	Broadcom, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	970		$424,715
	Texas Instruments, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,600		919,128
					1,942,149
	Software 1.8%
	Microsoft Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,000		1,112,100
	Oracle Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,680		108,679
					1,220,779
	Specialty Retail 1.8%
	Lowe's Cos., Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,470		877,990
	TJX Cos., Inc. (The).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,900		334,621
					1,212,611
	Technology Hardware, Storage & Peripherals 1.1%
	Apple, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,600		743,064
	Trading Companies & Distributors 0.2%
	Fastenal Co... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,750		134,282
	.Total Common Stocks (Cost $34,778,829).. . . . . . . . .	. . . . . . . . . . . . . . . . . . . .	. . . . . . . .		56,261,036
	aEquity-Linked Securities 9.7%

	Banks 0.9%
	bRoyal Bank of Canada into Bank of America Corp., 144A, 7.75%,
	11/01/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	23,000		639,155
	Chemicals 1.6%
	bCitigroup Global Markets Holdings, Inc. into Sherwin-Williams Co.
	(The), Senior Unsecured Note, 144A, 6.5%, 7/09/21. . . . . . . . . .	United States	800		529,712
	bGoldman Sachs International Bank into Linde plc, 144A, 6.5%,
	10/25/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	2,037		522,490
					1,052,202
	Electrical Equipment 0.5%
	bRoyal Bank of Canada into Eaton Corp. plc, 144A, 7%, 8/30/21.. . .	United States	2,900		347,098
	Equity Real Estate Investment Trusts (REITs) 0.7%
	bRoyal Bank of Canada into Healthpeak Properties, Inc., 144A, 9.5%,
	12/01/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	16,000		485,731
	Food & Staples Retailing 0.7%
	bCitigroup Global Markets Holdings, Inc. into Tesco plc, Senior
	Unsecured Note, 144A, 6.5%, 1/10/22.. . . . . . . . . . . . . . . . . . . .	United Kingdom	3,150		437,316
	Health Care Providers & Services 0.7%
	bRoyal Bank of Canada into HCA Healthcare, Inc., 144A, 7%, 6/30/21.	United States	2,900		473,019
	Internet & Direct Marketing Retail 1.3%
	bWells Fargo Bank NA into Amazon.com, Inc., 144A, 6%, 4/05/21.. .	United States	380		902,098
	Machinery 0.8%
	bGoldman Sachs International Bank into Stanley Black & Decker, Inc.,
	144A, 7%, 2/24/21.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,000		523,858
	Multiline Retail 0.7%
	bBarclays Bank plc into Dollar Tree, Inc., 144A, 5.5%, 1/14/22. . . . .	United States	4,100		444,425
	Software 1.0%
	bBarclays Bank plc into Oracle Corp., 144A, 6.5%, 1/22/21.. . . . . . .	United States	11,500		690,357

The accompanying notes are an integral part of these financial statements.

Annual Report

FGI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Growth and Income VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	aEquity-Linked Securities (continued)
	Specialty Retail 0.8%
	bCitigroup Global Markets Holdings, Inc. into TJX Cos., Inc. (The),
	Senior Unsecured Note, 144A, 6.5%, 9/14/21.. . . . . . . . . . . . . . .	United States	8,808		$547,301
	. .Total Equity-Linked Securities (Cost $6,013,070).. . . .	. . . . . . . . . . . . . . . . . .	. . . . . . . .		6,542,560
	Convertible Preferred Stocks 7.4%

	Health Care Equipment & Supplies 3.3%
	Becton Dickinson and Co., 6%, B. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	16,150		890,350
	Boston Scientific Corp., 5.5%, A. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,730		299,126
	Danaher Corp., 4.75%, A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	605		918,172
	cDanaher Corp., 5%, B.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	121		157,433
					2,265,081
	Machinery 1.6%
	Fortive Corp., 5%, A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,080		1,083,856
	Semiconductors & Semiconductor Equipment 1.4%
	Broadcom, Inc., 8%, A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	650		924,605
	Water Utilities 1.1%
	Essential Utilities, Inc., 6%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	11,700		725,634
	.. .Total Convertible Preferred Stocks (Cost $4,233,203)	. . . . . . . . . . . . . . . . . .	. . . . . . . .		4,999,176
	Total Long Term Investments (Cost $45,025,102).. . . .
		. . . . . . . . . . . . . . . . . .	. . . . . . . .		67,802,772
	Short Term Investments 0.7%

Principal
a	a	Amount*	a

Value

a	a	a	a	a	a
	Repurchase Agreements 0.5%
	dJoint Repurchase Agreement, 0.054%, 1/04/21 (Maturity Value
	$351,415)
	BNP Paribas Securities Corp. (Maturity Value $224,498)
	Deutsche Bank Securities, Inc. (Maturity Value $67,050)
	HSBC Securities (USA), Inc. (Maturity Value $59,867)
	Collateralized by U.S. Government Agency Securities, 4% - 5%,
	2/20/49 - 5/20/49; and U.S. Treasury Notes, 0.13% - 2.63%,
	1/31/21 - 12/31/25 (valued at $358,484).. . . . . . . . . . . . . . . . . . .		351,413		351,413
	Total Repurchase Agreements (Cost $351,413). . . . .	. . . . . . . . . . . . . . . . . . . .	. . . . . .	. . .	351,413
	eInvestments from Cash Collateral Received for

	Loaned Securities 0.2%	Country	Shares

	Money Market Funds 0.2%
	f,gInstitutional Fiduciary Trust - Money Market Portfolio, 0%. . . . . . . .	United States	114,000		114,000

FGI-12

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Growth and Income VIP Fund (continued)

Short Term Investments (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	Repurchase Agreements 0.0%†
	dJoint Repurchase Agreement, BofA Securities, Inc., 0.06%, 1/04/21
	(Maturity Value $28,672)
	Collateralized by U.S. Treasury Note, 1.5%, 11/30/24 (valued at
	$29,245).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		28,672		$28,672

Total Investments from Cash Collateral Received for Loaned Securities

(Cost $142,672). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total Short Term Investments (Cost $494,085).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total Investments (Cost $45,519,187) 100.9%.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other Assets, less Liabilities (0.9)%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net Assets 100.0%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

142,672

494,085

$68,296,857 (636,328)

$67,660,529

See Abbreviations on page FGI-25.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

† Rounds to less than 0.1% of net assets.

a See Note 1(d) regarding equity-linked securities.

b Security was purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. 144A securities may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. Regulation S securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2020, the aggregate value of these securities was $6,542,560, representing 9.7% of net assets.

cA portion or all of the security is on loan at December 31, 2020. See Note 1(e).

dSee Note 1(c) regarding joint repurchase agreement.

eSee Note 1(e) regarding securities on loan.

fSee Note 3(e) regarding investments in affiliated management investment companies.

gThe rate shown is the annualized seven-day effective yield at period end.

The accompanying notes are an integral part of these financial statements.

Annual Report

FGI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2020

Franklin Growth
and Income VIP
Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$45,025,102
Cost - Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	114,000
Cost - Unaffiliated repurchase agreements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	380,085
Value - Unaffiliated issuers (Includes securities loaned of $139,141).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$67,802,772
Value - Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	114,000
Value - Unaffiliated repurchase agreements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	380,085
Cash.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	18,245
Receivables:
Investment securities sold.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	426,197
Dividends and interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	136,349
Other assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8
Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	68,877,656
Liabilities:
Payables:
Investment securities purchased.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	909,330
Capital shares redeemed. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	59,946
Management fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	14,615
Distribution fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,548
Payable upon return of securities loaned (Note 1e) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	142,672
Accrued expenses and other liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	77,016
Total liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,217,127
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$67,660,529
Net assets consist of:
Paid-in capital.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$38,494,445
Total distributable earnings (losses).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	29,166,084
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$67,660,529
Franklin Growth
and Income VIP
Fund
Class 1:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$3,205,593
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	240,398
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$13.33
Class 2:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$64,454,936
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	4,970,000
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$12.97

FGI-14

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations
for the year ended December 31, 2020
Franklin Growth
and Income VIP
Fund
Investment income:
Dividends: (net of foreign taxes of $25,232)
Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,776,401
Interest:
Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	82,079
Income from securities loaned:
Unaffiliated entities (net of fees and rebates).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,971
Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	182
Total investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,860,633
Expenses:
Management fees (Note 3a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	399,632
Distribution fees: (Note 3c)
Class 2. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	152,659
Custodian fees (Note 4).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	925
Reports to shareholders.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	50,300
Professional fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	63,494
Trustees' fees and expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	386
Other.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	18,257
Total expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	685,653
Expense reductions (Note 4).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,461)
Expenses waived/paid by affiliates (Note 3e and 3f).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(154,255)
Net expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	529,937
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,330,696
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,087,371
Foreign currency transactions.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	290
Net realized gain (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,087,661
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,257,738)
Translation of other assets and liabilities denominated in foreign currencies.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	528
Net change in unrealized appreciation (depreciation). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,257,210)
Net realized and unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,830,451
Net increase (decrease) in net assets resulting from operations.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$3,161,147

The accompanying notes are an integral part of these financial statements.

Annual Report

FGI-15
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Growth and Income VIP Fund
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,330,696	$1,871,636
Net realized gain (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,087,661	14,692,471
Net change in unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,257,210)	5,405,338
Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . . . .	3,161,147	21,969,445
Distributions to shareholders:
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(726,968)	(2,665,418)
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(15,849,541)	(5,148,061)
Total distributions to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(16,576,509)	(7,813,479)
Capital share transactions: (Note 2)
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	235,202	(32,096,096)
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,666,739	(2,220,352)
Total capital share transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,901,941	(34,316,448)
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net increase (decrease) in net assets	(5,513,421)	(20,160,482)
Net assets:
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	73,173,950	93,334,432
End of year.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$67,660,529	$73,173,950

FGI-16

Annual Report

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

Franklin Growth and Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Growth and Income VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2020, 41.6% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust's Board of Trustees (the Board), the Fund's administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

(OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund's business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at

4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund's securities to the latest indications of fair value at 4 p.m. Eastern time. At December 31, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund's NAV is not calculated, which could result

Annual Report

FGI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

a. Financial Instrument Valuation (continued)

in differences between the value of the Fund's portfolio securities on the last business day and the last calendar day of the reporting period. Any security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non- defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2020.

d. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position.

The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

FGI-18

Annual Report

Franklin Growth and Income VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

e. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives collateral in the form of cash and/or U.S. Government and Agency securities against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. Any cash collateral received is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to any cash collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

f. Income and Deferred Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and capital gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the

Annual Report

FGI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

g. Security Transactions, Investment Income, Expenses and Distributions (continued)

relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Amount	Shares	Amount
Class 1 Shares:
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,478	$202,485	75,104	$1,198,235
Shares issued in reinvestment of distributions.. . . . . . . . . .	65,434	726,968	172,296	2,665,418
Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(46,293)	(694,251)	(2,169,192)	(35,959,749)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .	34,619	$235,202	(1,921,792)	$(32,096,096)
Class 2 Shares:
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	249,299	$3,313,867	202,473	$3,223,711
Shares issued in reinvestment of distributions.. . . . . . . . . .	1,464,837	15,849,541	339,358	5,148,061
Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(879,658)	(11,496,669)	(669,637)	(10,592,124)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .	834,478	$7,666,739	(127,806)	$(2,220,352)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FGI-20

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million

0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion

0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $112.5 billion, up to and including $15 billion

0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund's average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2020, the Fund held investments in affiliated management investment companies as follows:

Annual Report

FGI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies (continued)

					Net Change in		Number of
	Value at				Unrealized	Value	Shares Held
	Beginning			Realized Gain	Appreciation	at End	at End	Investment
	of Year	Purchases	Sales	(Loss)	(Depreciation)	of Year	of Year	Income
Franklin Growth and Income VIP Fund
Non-Controlled Affiliates
								Income from
								securities
								loaned
Institutional Fiduciary Trust - Money
Market Portfolio, 0%.. . . . . . . . .	$—	$4,824,000	$(4,710,000)	$—	$—	$114,000	114,000	$182
Total Affiliated Securities. . . . .	$—	$4,824,000	$(4,710,000)	$—	$—	$114,000		$182

f. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the operating expenses (excluding distribution fees, acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for each class of the Fund do not exceed 0.59% based on the average net assets of each class April 30, 2021. Total expenses waived or paid are not subject to recapture subsequent to the Fund's fiscal year end.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2020 and 2019, was as follows:

	2020	2019
Distributions paid from:
Ordinary income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,770,624	$2,375,917
Long term capital gain.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,805,885	5,437,562
	$16,576,509	$7,813,479

At December 31, 2020, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$45,674,561

$23,374,378 (752,082)

$22,622,296

FGI-22

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

5. Income Taxes (continued)

Distributable earnings:
Undistributed ordinary income.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,686,996
Undistributed long term capital gains.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$4,856,037
Total distributable earnings.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$6,543,033

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums, equity-linked securities and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2020, aggregated $21,345,596 and $26,757,103, respectively.

At December 31, 2020, in connection with securities lending transactions, the Fund loaned equity investments and received $142,672 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 5, 2021, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 4, 2022, for a total of $2.675 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2020, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

•Level 1 – quoted prices in active markets for identical financial instruments

Annual Report

FGI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

9.Fair Value Measurements (continued)

•Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2020, in valuing the Fund's assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Growth and Income VIP Fund
Assets:
Investments in Securities:
Common Stocks:
Aerospace & Defense .. . . . . . . . . . . . . . . . . . .	$2,583,190	$—	$—	$2,583,190
Air Freight & Logistics .. . . . . . . . . . . . . . . . . . .	1,237,740	—	—	1,237,740
Banks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,389,750	—	—	7,389,750
Beverages .. . . . . . . . . . . . . . . . . . . . . . . . . . .	3,108,268	—	—	3,108,268
Capital Markets . . . . . . . . . . . . . . . . . . . . . . . .	4,666,279	—	—	4,666,279
Chemicals . . . . . . . . . . . . . . . . . . . . . . . . . . . .	421,616	501,942	—	923,558
Commercial Services & Supplies . . . . . . . . . . .	1,089,635	—	—	1,089,635
Communications Equipment .. . . . . . . . . . . . . .	369,187	—	—	369,187
Diversified Telecommunication Services . . . . . .	1,794,574	—	—	1,794,574
Electric Utilities .. . . . . . . . . . . . . . . . . . . . . . . .	5,527,635	—	—	5,527,635
Electrical Equipment .. . . . . . . . . . . . . . . . . . . .	752,084	—	—	752,084
Equity Real Estate Investment Trusts (REITs) ..	868,866	—	—	868,866
Food & Staples Retailing . . . . . . . . . . . . . . . . .	1,268,520	—	—	1,268,520
Food Products . . . . . . . . . . . . . . . . . . . . . . . . .	—	343,995	—	343,995
Health Care Equipment & Supplies .. . . . . . . . .	2,203,806	—	—	2,203,806
Health Care Providers & Services .. . . . . . . . . .	1,320,178	—	—	1,320,178
Hotels, Restaurants & Leisure . . . . . . . . . . . . .	1,174,825	—	—	1,174,825
Household Products .. . . . . . . . . . . . . . . . . . . .	1,895,783	—	—	1,895,783
Insurance .. . . . . . . . . . . . . . . . . . . . . . . . . . . .	432,985	—	—	432,985
Machinery . . . . . . . . . . . . . . . . . . . . . . . . . . . .	514,995	—	—	514,995
Media .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,332,008	—	—	1,332,008
Multiline Retail . . . . . . . . . . . . . . . . . . . . . . . . .	1,681,448	—	—	1,681,448
Oil, Gas & Consumable Fuels .. . . . . . . . . . . . .	2,683,679	—	—	2,683,679
Personal Products . . . . . . . . . . . . . . . . . . . . . .	450,286	—	—	450,286
Pharmaceuticals .. . . . . . . . . . . . . . . . . . . . . . .	4,004,858	—	—	4,004,858
Road & Rail . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,390,019	—	—	1,390,019
Semiconductors & Semiconductor Equipment ..	1,942,149	—	—	1,942,149
Software . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,220,779	—	—	1,220,779
Specialty Retail . . . . . . . . . . . . . . . . . . . . . . . .	1,212,611	—	—	1,212,611
Technology Hardware, Storage & Peripherals ..	743,064	—	—	743,064
Trading Companies & Distributors .. . . . . . . . . .	134,282	—	—	134,282
Equity-Linked Securities . . . . . . . . . . . . . . . . . . .	—	6,542,560	—	6,542,560
Convertible Preferred Stocks .. . . . . . . . . . . . . . .	4,999,176	—	—	4,999,176
Short Term Investments. . . . . . . . . . . . . . . . . . . .	114,000	380,085	—	494,085
Total Investments in Securities.. . . . . . . . . . .	$60,528,275	$7,768,582	$—	$68,296,857

10. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020- 04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract

FGI-24

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

10. New Accounting Pronouncements (continued)

modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

Annual Report

FGI-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Growth and Income VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Growth and Income VIP Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

FGI-26

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Growth And Income VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $13,805,884 as a long term capital gain dividend for the fiscal year ended December 31, 2020.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 53.29% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2020.

Annual Report

FGI-27

Franklin Income VIP Fund

This annual report for Franklin Income VIP Fund covers the fiscal year ended December 31, 2020.

Class 1 Performance Summary as of December 31, 2020

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Average Annual
Share Class	Total Return
1
1-Year	+0.97%
5-Year	+7.22%
10-Year	+6.26%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/21. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Annual Report

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/11–12/31/20)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®) and the Fund’s Blended Benchmark. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the

Fund Summaries.

$40,000

$35,000					$36,700

$30,000
$25,000					$23,302
$20,000
					$18,344
$15,000

$10,000
$5,000
1/11	12/12	12/14	12/16	12/18	12/20
	Franklin Income VIP Fund	S&P 500**		Blended Benchmark***

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

***Source: FactSet. The Fund’s Blended Benchmark was calculated internally and was composed of 50% MSCI USA High Dividend Yield Index + 25% Bloomberg Barclays U.S. High Yield Very Liquid Index + 25% Bloomberg Barclays U.S. Aggregate Bond Index. Please see Index Descriptions following the Fund Summaries.

Annual Report

Franklin Income VIP Fund

Fund Goal and Main Investments

The Fund seeks to maximize income, while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities.

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Foreign investing typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and great price volatility. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s primary benchmark, the Standard & Poor’s® 500 Index, posted a +18.40% total return.1 The Fund’s secondary benchmark, the Blended Benchmark, posted a +4.64% total return.2

1. Source: Morningstar.

Portfolio Composition 12/31/20

% of Total
Net Assets
Health Care Providers & Services	9.9%
Banks	9.3%
Pharmaceuticals	9.1%
Diversified Financial Services	7.0%
Electric Utilities	6.5%
Oil, Gas & Consumable Fuels	6.3%
Semiconductors & Semiconductor Equipment	5.6%
Multi-Utilities	3.6%
Beverages	3.0%
Media	2.9%
Diversified Telecommunication Services	2.5%
Aerospace & Defense	2.5%
Capital Markets	1.8%
Metals & Mining	1.6%
Wireless Telecommunication Services	1.6%
Other	23.3%
Short-Term Investments & Other Net Assets	3.5%

Economic and Market Overview

The U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, advanced during the 12 months ended December 31, 2020. The period was defined by the economic and social disruption that began in the wake of the novel coronavirus (COVID-19) pandemic, which caused significant volatility in U.S. bond markets. In late February, the U.S. bond market began to anticipate the adverse economic impact of business shutdowns and social distancing measures. Higher-quality, longer-term bonds rallied, with the 10-year U.S. Treasury yield (which moves inversely to price) falling in February and March, while riskier, lower-rated corporate bonds declined sharply. U.S. Federal Reserve (Fed) action led to a recovery in the corporate bond market beginning in late March, which accelerated in subsequent months as many businesses reopened. Corporate bonds, particularly high-yield bonds, also benefited from the resolution of the U.S. election and several promising vaccine results late in the reporting period.

The Fed enacted two emergency rate cuts in March 2020, lowering the federal funds target rate to a range of 0.00%– 0.25%. In addition, the Fed announced unlimited, open- ended purchasing of government-backed and corporate

2.Source: FactSet. The Fund’s Blended Benchmark was calculated internally and was composed of 50% MSCI USA High Dividend Yield Index + 25% Bloomberg Barclays U.S. High Yield Very Liquid Index + 25% Bloomberg Barclays U.S. Aggregate Bond Index.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN INCOME VIP FUND

bonds as necessary to help keep markets functioning. Furthermore, the Fed signaled that interest rates would potentially remain low, even if inflation moderately exceeded the Fed’s 2% target for some time.

U.S. Treasury bonds, as measured by the Bloomberg Barclays U.S. Treasury Index, posted positive total returns during the period. The 10-year U.S. Treasury yield declined significantly during the reporting period, reaching a new record closing low in early August 2020. Bond purchasing by the Fed and robust demand for investments perceived as safe drove the U.S. Treasury market. Mortgage-backed securities (MBS), as measured by the Bloomberg Barclays MBS Index, posted positive total returns for the period amid Fed support, though lower interest rates accelerated prepayments from mortgage refinancing, restricting further gains.

U.S. corporate bond performance varied somewhat based on credit rating, as many investors became concerned about the potential credit downgrades of some companies. Total returns for investment-grade corporate bonds, as represented by the Bloomberg Barclays U.S. Corporate Bond Index, exceeded total returns for high-yield corporate bonds, as represented by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

Investment Strategy

We search for undervalued or out-of-favor securities we believe offer opportunities for income today and significant growth tomorrow. In analyzing corporate debt and equity securities, we consider such factors as a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects; the experience and strength of the company’s management; changing financial condition and market recognition of the change; sensitivity to changes in interest rates and business conditions; and debt maturity schedules and borrowing requirements. When choosing investments for the Fund, we apply a bottom-up, value oriented, long- term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long- term earnings, asset value and cash flow potential. Our investment process generally includes an assessment of the potential impacts of any material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company.

Top Five Equity Holdings 12/31/20

Company	% of Total
Industry, Country	Net Assets
JPMorgan Chase & Co.	3.0%
Banks, United States
Southern Co. (The)	2.2%
Electric Utilities, United States
Chevron Corp.	2.0%
Oil, Gas & Consumable Fuels, United States
Exxon Mobil Corp.	1.8%
Oil, Gas & Consumable Fuels, United States
Bank of America Corp.	1.7%
Banks, United States

Manager’s Discussion

The Fund underperformed during the 12-month period, driven by weak performance across fixed income holdings relative to the Fund’s benchmark. Although high dividend paying stocks underperformed the broader equity market over the course of the year, the Fund’s equity positions outperformed the benchmark, with the largest driver of fixed income returns in the market coming from the historic decline in U.S. Treasury yields, as evidenced by 10-year yields moving from 1.92% at the start of the period to 0.93% at period-end, with a low of 0.52% in August 2020.

Fixed income holdings benefited from the sharp decline in interest rates during the period and, while credit spreads widened materially during the immediate response to the global pandemic, the historic accommodation in the form of monetary and fiscal policy intervention calmed markets and led to substantial spread tightening by period-end. This trend was most apparent in the corporate credit markets.

Health care and communication services bonds were the largest positive sector contributors relative to the Fund’s benchmark during the period. In health care, hospital and outpatient service providers Community Health Systems and Tenet Healthcare led fixed income returns in the portfolio, with bonds of pharmaceutical companies Endo International and Bausch Health also providing strong contributions. On the communication services side, T-Mobile/Sprint bonds were meaningful contributors that benefited from the consummation of their corporate combination.

Energy sector corporate bond holdings were weak, especially the holdings of Chesapeake Energy and HighPoint Resources, which were impacted by global commodity oversupply and weak demand as a result of the pandemic. Outside of the energy sector, health care company Mallinckrodt was a meaningful detractor, as the company navigated through ongoing litigation. Additionally,

Annual Report

24 Hour Fitness in the consumer discretionary sector was a notable detractor due to its business model being impacted by the pandemic.

Although our U.S. Treasury and securitized holdings benefited absolute performance during periods of elevated market volatility, the generally shorter duration of our positioning lagged the broader market move amid the sharp decline in longer-term interest rates.

Top contributors to performance relative to our benchmark within the equity asset class included holdings in the information technology (IT), communication services, industrials and materials sectors.

Top IT sector contributors to performance during the period included semiconductor companies Texas Instruments and Broadcom. Honeywell International and United Parcel Services in the industrials sector and Rio Tinto in the materials sector also helped pace equity returns during the period. The Fund used equity index put options during the period, which also generated gains.

The energy and financials sectors were the leading detractors on the equity side of the portfolio during the reporting period. Energy detractors included producers Occidental Petroleum and Royal Dutch Shell as well as oil field service players Halliburton and Weatherford International, which were negatively impacted by weak commodity prices. Wells Fargo was a key detractor in the financials portion of the equity portfolio.

FRANKLIN INCOME VIP FUND

Top Five Fixed Income Holdings 12/31/20

Company	% of Total
Industry, Country	Net Assets
CHS/Community Health Systems Inc	4.8%
Health Care Providers & Services, United States
U.S. Treasury Notes	4.1%
Diversified Financial Services, United States
GNMA II, Single-family, 30 Year	2.5%
Diversified Financial Services, United States
Tenet Healthcare Corp	2.4%
Health Care Providers & Services, United States
DISH DBS Corp	1.3%
Media, United States

Thank you for your participation in Franklin Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN INCOME VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Fund-Level		Fund-Level
			Expenses		Expenses		Net
	Beginning	Ending	Paid During	Ending	Paid During		Annualized
Share	Account	Account	Period	Account	Period		Expense
Class	Value 7/1/20	Value 12/31/20	7/1/20–12/31/201,2	Value 12/31/20	7/1/20–12/31/201,2	a	Ratio2
1	$1,000	$1,137.40	$2.49	$1,022.80	$2.36		0.46%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Income VIP Fund

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 1

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$16.52	$15.26	$16.72	$15.87	$14.64
Income from investment operationsa:	0.59	0.75	0.71	0.69	0.67
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	(0.54)	1.68	(1.35)	0.87	1.34
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	0.05	2.43	(0.64)	1.56	2.01
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.91)	(0.91)	(0.82)	(0.71)	(0.78)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.01)	(0.26)	—	—	—
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.92)	(1.17)	(0.82)	(0.71)	(0.78)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$15.65	$16.52	$15.26	$16.72	$15.87
Total returnc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.97%	16.42%	(4.09)%	9.94%	14.33%
Ratios to average net assets
Expenses before waiver and payments by affiliates.. . . . . .	0.47%	0.46%	0.47%	0.47%	0.47%
Expenses net of waiver and payments by affiliatesd.. . . . . .	0.46%	0.45%	0.45%	0.45%	0.44%
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	3.96%	4.38%	4.33%	4.22%	4.47%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$306,641	$309,330	$612,657	$735,149	$696,227
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	45.93%	25.16%	43.22%	20.96%	39.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Income VIP Fund (continued)

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 2

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$15.91	$14.74	$16.17	$15.38	$14.20
Income from investment operationsa:	0.53	0.64	0.65	0.63	0.61
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	(0.53)	1.66	(1.30)	0.83	1.31
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	—	2.30	(0.65)	1.46	1.92
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.86)	(0.87)	(0.78)	(0.67)	(0.74)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.01)	(0.26)	—	—	—
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.87)	(1.13)	(0.78)	(0.67)	(0.74)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$15.04	$15.91	$14.74	$16.17	$15.38
Total returnc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.69%	16.06%	(4.30)%	9.67%	14.02%
Ratios to average net assets
Expenses before waiver and payments by affiliates.. . . . . .	0.72%	0.71%	0.72%	0.72%	0.72%
Expenses net of waiver and payments by affiliatesd.. . . . . .	0.71%	0.70%	0.70%	0.70%	0.69%
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	3.73%	4.13%	4.08%	3.97%	4.22%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$3,852,709	$4,318,156	$4,086,652	$5,041,498	$5,088,556
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	45.93%	25.16%	43.22%	20.96%	39.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Income VIP Fund (continued)

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 4

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$16.32	$15.08	$16.53	$15.71	$14.49
Income from investment operationsa:	0.53	0.64	0.64	0.62	0.61
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	(0.54)	1.71	(1.33)	0.85	1.33
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	(0.01)	2.35	(0.69)	1.47	1.94
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.85)	(0.85)	(0.76)	(0.65)	(0.72)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.01)	(0.26)	—	—	—
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.86)	(1.11)	(0.76)	(0.65)	(0.72)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$15.45	$16.32	$15.08	$16.53	$15.71
Total returnc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.58%	16.05%	(4.42)%	9.55%	13.87%
Ratios to average net assets
Expenses before waiver and payments by affiliates.. . . . . .	0.82%	0.81%	0.82%	0.82%	0.82%
Expenses net of waiver and payments by affiliatesd.. . . . . .	0.81%	0.80%	0.80%	0.80%	0.79%
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	3.62%	4.03%	3.98%	3.87%	4.12%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$302,474	$323,582	$294,700	$335,217	$309,935
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	45.93%	25.16%	43.22%	20.96%	39.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2020

Franklin Income VIP Fund

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks 48.2%
	Aerospace & Defense 1.2%
	Lockheed Martin Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	90,000		$31,948,200
	Raytheon Technologies Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	300,000		21,453,000
					53,401,200
	Air Freight & Logistics 0.8%
	United Parcel Service, Inc., B. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	217,700		36,660,680
	Automobiles 0.6%
	General Motors Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	600,000		24,984,000
	Banks 7.4%
	Bank of America Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,549,110		77,263,525
	aBarclays plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	12,500,000		25,078,006
	Citigroup, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000		30,830,000
	JPMorgan Chase & Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	975,000		123,893,250
	Truist Financial Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	755,000		36,187,150
	US Bancorp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	800,000		37,272,000
					330,523,931
	Beverages 3.0%
	Coca-Cola Co. (The).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,060,000		58,130,400
	PepsiCo, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000		74,150,000
					132,280,400
	Capital Markets 1.3%
	Morgan Stanley. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	830,000		56,879,900
	Chemicals 1.0%
	Air Products and Chemicals, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	70,000		19,125,400
	BASF SE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	325,000		25,689,921
					44,815,321
	Diversified Telecommunication Services 2.0%
	BCE, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Canada	466,000		19,938,983
	Verizon Communications, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,200,000		70,500,000
					90,438,983
	Electric Utilities 4.7%
	American Electric Power Co., Inc... . . . . . . . . . . . . . . . . . . . . . . . .	United States	450,000		37,471,500
	Duke Energy Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	710,000		65,007,600
	Edison International. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	550,000		34,551,000
	Southern Co. (The).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,200,000		73,716,000
					210,746,100
	Energy Equipment & Services 0.1%
	aWeatherford International plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	750,000		4,500,000
	Equity Real Estate Investment Trusts (REITs) 0.3%
	Host Hotels & Resorts, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,000,000		14,630,000
	Health Care Providers & Services 1.6%
	aCommunity Health Systems, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,000,000		7,430,000
	CVS Health Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	920,000		62,836,000
					70,266,000
	Household Products 1.6%
	Procter & Gamble Co. (The).. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000		69,570,000
	Industrial Conglomerates 1.4%
	Honeywell International, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	300,000		63,810,000

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a

Common Stocks (continued)

Insurance 1.4%
MetLife, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,335,108
IT Services 0.3%
International Business Machines Corp... . . . . . . . . . . . . . . . . . . . .	United States	100,000
Machinery 0.5%
Cummins, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	100,000
Media 0.6%
Comcast Corp., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000
Metals & Mining 1.3%
Rio Tinto plc, ADR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Australia	800,000
Multi-Utilities 2.6%
Dominion Energy, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	906,638
DTE Energy Co... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	100,000
Sempra Energy. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	275,000
Oil, Gas & Consumable Fuels 4.9%
BP plc, ADR.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	550,000
Chevron Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,050,000
Exxon Mobil Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,000,000
bRoyal Dutch Shell plc, ADR, A.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Netherlands	450,000
bTOTAL SE, ADR.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	France	500,000
Personal Products 0.3%
Unilever plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	250,000
Pharmaceuticals 5.2%
AstraZeneca plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	455,000
Bristol-Myers Squibb Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,100,000
Johnson & Johnson. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000
Merck & Co., Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	675,000
Road & Rail 0.8%
Union Pacific Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	180,000
Semiconductors & Semiconductor Equipment 2.4%
Analog Devices, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	100,000
Intel Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000
Texas Instruments, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000
Software 0.1%
Oracle Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	38,400
Specialty Retail 0.2%
Home Depot, Inc. (The). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	32,000
Tobacco 0.6%
Philip Morris International, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	350,000

Total Common Stocks (Cost $1,693,704,437). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

cEquity-Linked Securities 8.5%

Aerospace & Defense 0.9%
dSociete Generale SA into Raytheon Technologies Corp., 144A, 8%,
6/01/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	548,000

$62,683,321

12,588,000

22,710,000

26,200,000

60,176,000

68,179,178

12,141,000

35,037,750

115,357,928

11,286,000

88,672,500

82,440,000

15,813,000

20,955,000

219,166,500

14,994,515

45,372,857

68,233,000

62,952,000

55,215,000

231,772,857

37,479,600

14,773,000

24,910,000

65,652,000

105,335,000

2,484,096

8,499,840

28,976,500

2,151,930,672

38,581,521

The accompanying notes are an integral part of these financial statements.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	cEquity-Linked Securities (continued)
	Biotechnology 0.8%
	dGoldman Sachs International Bank into AbbVie, Inc., 144A, 10%,
	7/22/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	348,000		$36,661,189
	Communications Equipment 0.5%
	dCredit Suisse AG into Cisco Systems, Inc., 144A, 10%, 6/01/21.. . .	United States	508,000		22,641,279
	Energy Equipment & Services 0.2%
	dSociete Generale SA into Schlumberger Ltd., 144A, 9%, 2/01/21.. .	United States	429,000		9,755,134
	Internet & Direct Marketing Retail 0.6%
	dJPMorgan Chase Bank NA into Amazon.com, Inc., 144A, Reg S,
	9.5%, 12/07/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	8,000		25,625,259
	IT Services 0.5%
	dCredit Suisse AG into International Business Machines Corp., 144A,
	7.5%, 2/22/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	160,000		20,319,414
	Media 0.4%
	dBarclays Bank plc into Comcast Corp., 144A, 9%, 4/28/21.. . . . . . .	United States	408,000		17,866,089
	Pharmaceuticals 1.3%
	dCredit Suisse AG into Pfizer, Inc., 144A, 8%, 8/27/21.. . . . . . . . . . .	United States	1,642,000		60,389,989
	Semiconductors & Semiconductor Equipment 1.6%
	dRoyal Bank of Canada into Analog Devices, Inc., 144A, 8.5%,
	9/10/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	270,000		35,838,301
	dRoyal Bank of Canada into Intel Corp., 144A, 8.5%, 12/14/21. . . . .	United States	782,000		37,725,539
					73,563,840
	Software 0.4%
	dCitigroup Global Markets Holdings, Inc. into Microsoft Corp., 144A,
	8%, 9/24/21.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	80,000		17,792,589
	Specialty Retail 0.8%
	dRoyal Bank of Canada into Home Depot, Inc. (The), 144A, 8.5%,
	4/07/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	151,500		36,325,481
	Technology Hardware, Storage & Peripherals 0.5%
	dBNP Paribas Issuance BV into Apple, Inc., 144A, 10%, 12/22/21.. .	United States	164,000		21,280,673
	. . .Total Equity-Linked Securities (Cost $368,655,861)..	. . . . . . . . . . . . . . . .	. . . . . . . . . .		380,802,457
	Convertible Preferred Stocks 4.8%

	Capital Markets 0.1%
	bKKR & Co., Inc., 6%, C.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	85,000		5,123,800
	Electric Utilities 1.8%
	American Electric Power Co., Inc., 6.125%. . . . . . . . . . . . . . . . . . .	United States	400,000		20,040,000
	NextEra Energy, Inc., 5.279%.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000		20,336,000
	NextEra Energy, Inc., 6.219%.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	230,200		11,825,374
	Southern Co. (The), 6.75%, 2019. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000		25,950,000
					78,151,374
	Multi-Utilities 1.0%
	DTE Energy Co., 6.25%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000		24,070,000
	bSempra Energy, 6.75%, B.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	200,000		20,746,000
					44,816,000
	Semiconductors & Semiconductor Equipment 1.6%
	Broadcom, Inc., 8%, A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	50,000		71,123,500

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a		a	a
	Convertible Preferred Stocks (continued)
	Thrifts & Mortgage Finance 0.3%
aFNMA, 5.375%.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		United States	475			$14,843,750
	Total Convertible Preferred Stocks (Cost $208,919,128)	.. . . . . . . . . . . . . . .	. . . . . . . .	. . .		214,058,424
	Preferred Stocks 0.2%

	Banks 0.2%
	JPMorgan Chase & Co., 6%, EE.. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	261,924			7,459,596
	Total Preferred Stocks (Cost $6,548,100).. . . . . . . . . . . . .	. . . . . . . . . . . . . . .	. . . . . . . .	. . .		7,459,596
			Principal

			Amount*
	Convertible Bonds 0.3%
	Airlines 0.3%
	Southwest Airlines Co., Senior Note, 1.25%, 5/01/25.. . . . . . . . . . .	United States	8,500,000			12,388,750
	Total Convertible Bonds (Cost $7,960,937). . . . . . . . . . . .	. . . . . . . . . . . . . . .	. . . . . . . .	. . .		12,388,750
	Corporate Bonds 27.1%

	Aerospace & Defense 0.4%
	Raytheon Technologies Corp., Senior Note, 3.95%, 8/16/25. . . . . .	United States	15,000,000			17,207,509
	Automobiles 0.8%
	Ford Motor Co., Senior Note, 4.346%, 12/08/26. . . . . . . . . . . . . . .	United States	13,500,000			14,396,940
	General Motors Co., Senior Bond, 5.15%, 4/01/38.. . . . . . . . . . . . .	United States	16,000,000			19,238,189
						33,635,129
	Banks 1.7%
	Bank of America Corp.,
e	AA, Junior Sub. Bond, 6.1% to 3/17/25, FRN thereafter, Perpetual .	United States	8,000,000			9,069,960
e	X, Junior Sub. Bond, 6.25% to 9/05/24, FRN thereafter, Perpetual .	United States	6,000,000			6,659,575
	Senior Bond, 3.419% to 12/20/27, FRN thereafter, 12/20/28 . . . .	United States	10,000,000			11,313,617
	Citigroup, Inc., Sub. Bond, 4.125%, 7/25/28. . . . . . . . . . . . . . . . . .	United States	18,500,000			21,647,222
eJPMorgan Chase & Co.,
f	I, Junior Sub. Bond, FRN, 3.684%, (3-month USD LIBOR +
	3.47%), Perpetual .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	19,559,000			19,424,630
	R, Junior Sub. Bond, 6% to 8/01/23, FRN thereafter, Perpetual ..	United States	3,200,000			3,393,214
eWells Fargo & Co., S, Junior Sub. Bond, 5.9% to 6/15/24, FRN
	thereafter, Perpetual. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,000,000			3,194,426
						74,702,644
	Biotechnology 0.4%
	AbbVie, Inc., Senior Note, 3.8%, 3/15/25.. . . . . . . . . . . . . . . . . . . .	United States	17,000,000			18,979,197
	Capital Markets 0.4%
	Goldman Sachs Group, Inc. (The), Senior Note, 3.272% to 9/29/24,
	FRN thereafter, 9/29/25.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	15,500,000			16,992,443
	Consumer Finance 0.9%
	Capital One Financial Corp., Sub. Note, 4.2%, 10/29/25. . . . . . . . .	United States	15,500,000			17,697,287
	Ford Motor Credit Co. LLC, Senior Note, 5.125%, 6/16/25.. . . . . . .	United States	20,000,000			21,771,000
						39,468,287
	Containers & Packaging 0.8%
dMauser Packaging Solutions Holding Co.,
	Senior Note, 144A, 7.25%, 4/15/25 .. . . . . . . . . . . . . . . . . . . . . .	United States	23,000,000			23,258,750
	Senior Secured Note, 144A, 5.5%, 4/15/24 .. . . . . . . . . . . . . . . .	United States	10,000,000			10,211,900
						33,470,650

The accompanying notes are an integral part of these financial statements.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	Corporate Bonds (continued)
	Diversified Financial Services 0.4%
dMPH Acquisition Holdings LLC, Senior Note, 144A, 5.75%, 11/01/28.		United States	20,000,000		$19,575,000
	Diversified Telecommunication Services 0.5%
	AT&T, Inc., Senior Bond, 4.125%, 2/17/26.. . . . . . . . . . . . . . . . . . .	United States	12,000,000		13,893,578
dCCO Holdings LLC / CCO Holdings Capital Corp., Senior Bond,
	144A, 5.5%, 5/01/26. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	10,000,000		10,376,550
					24,270,128
	Energy Equipment & Services 0.8%
dWeatherford International Ltd.,
	144A, 8.75%, 9/01/24 .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	10,250,000		10,288,437
	Senior Note, 144A, 11%, 12/01/24 . . . . . . . . . . . . . . . . . . . . . . .	United States	33,000,000		25,822,500
					36,110,937
	Entertainment 0.6%
	Netflix, Inc., Senior Bond, 4.875%, 4/15/28. . . . . . . . . . . . . . . . . . .	United States	22,000,000		24,845,260
	Equity Real Estate Investment Trusts (REITs) 0.3%
	Equinix, Inc., Senior Bond, 5.375%, 5/15/27. . . . . . . . . . . . . . . . . .	United States	11,000,000		11,993,533
	Food Products 0.4%
	Kraft Heinz Foods Co., Senior Bond, 4.625%, 1/30/29.. . . . . . . . . .	United States	10,600,000		12,131,613
dPost Holdings, Inc., Senior Bond, 144A, 5%, 8/15/26.. . . . . . . . . . .		United States	7,500,000		7,756,762
					19,888,375
	Health Care Providers & Services 8.3%
dCHS/Community Health Systems, Inc.,
	Secured Note, 144A, 11%, 6/30/23 .. . . . . . . . . . . . . . . . . . . . . .	United States	77,201,000		81,438,949
	Secured Note, 144A, 8.125%, 6/30/24 . . . . . . . . . . . . . . . . . . . .	United States	50,144,000		52,024,400
	Senior Note, 144A, 6.875%, 4/01/28 .. . . . . . . . . . . . . . . . . . . . .	United States	20,000,000		16,117,900
	Senior Secured Note, 144A, 6.625%, 2/15/25 .. . . . . . . . . . . . . .	United States	27,600,000		29,100,198
	Senior Secured Note, 144A, 8%, 3/15/26 . . . . . . . . . . . . . . . . . .	United States	12,500,000		13,481,250
	Senior Secured Note, 144A, 8%, 12/15/27 . . . . . . . . . . . . . . . . .	United States	20,000,000		21,750,000
	Cigna Corp., Senior Note, 3.75%, 7/15/23.. . . . . . . . . . . . . . . . . . .	United States	13,292,000		14,372,071
	CVS Health Corp.,
	Senior Bond, 4.3%, 3/25/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	8,000,000		9,528,196
	Senior Bond, 5.05%, 3/25/48 . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,900,000		5,286,045
	Senior Note, 4.1%, 3/25/25 .. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,225,000		1,387,525
	HCA, Inc.,
	Senior Bond, 5.875%, 5/01/23 . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,500,000		8,251,537
	Senior Secured Note, 5%, 3/15/24 . . . . . . . . . . . . . . . . . . . . . . .	United States	10,400,000		11,703,287
	Tenet Healthcare Corp.,
	Secured Note, 5.125%, 5/01/25 . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,000,000		2,041,480
d	Secured Note, 144A, 6.25%, 2/01/27 . . . . . . . . . . . . . . . . . . . . .	United States	29,000,000		30,780,455
	Senior Note, 6.75%, 6/15/23 .. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	58,200,000		62,669,760
d	Senior Note, 144A, 6.125%, 10/01/28 .. . . . . . . . . . . . . . . . . . . .	United States	9,000,000		9,409,770
					369,342,823
	Hotels, Restaurants & Leisure 1.0%
dCaesars Entertainment, Inc., Senior Secured Note, 144A, 6.25%,
	7/01/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	18,000,000		19,192,590
dWynn Las Vegas LLC / Wynn Las Vegas Capital Corp.,
	Senior Bond, 144A, 5.5%, 3/01/25 . . . . . . . . . . . . . . . . . . . . . . .	United States	13,200,000		13,816,044
	Senior Note, 144A, 5.25%, 5/15/27 .. . . . . . . . . . . . . . . . . . . . . .	United States	10,000,000		10,326,250
					43,334,884
	Media 1.9%
dDiamond Sports Group LLC / Diamond Sports Finance Co., Senior
	Secured Note, 144A, 5.375%, 8/15/26.. . . . . . . . . . . . . . . . . . . .	United States	10,000,000		8,143,750

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	Corporate Bonds (continued)
	Media (continued)
	DISH DBS Corp.,
	Senior Note, 5.875%, 7/15/22 .. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	27,000,000		$28,242,000
	Senior Note, 5%, 3/15/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	21,000,000		21,708,750
	Senior Note, 5.875%, 11/15/24 .. . . . . . . . . . . . . . . . . . . . . . . . .	United States	9,400,000		9,870,000
dUnivision Communications, Inc.,
	Senior Secured Note, 144A, 5.125%, 2/15/25 .. . . . . . . . . . . . . .	United States	7,140,000		7,206,938
	Senior Secured Note, 144A, 6.625%, 6/01/27 .. . . . . . . . . . . . . .	United States	8,500,000		9,144,087
					84,315,525
	Metals & Mining 0.3%
dCleveland-Cliffs, Inc., Senior Secured Note, 144A, 6.75%, 3/15/26.		United States	5,000,000		5,406,250
dFMG Resources August 2006 Pty. Ltd., Senior Note, 144A, 5.125%,
	5/15/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Australia	6,700,000		7,282,062
					12,688,312
	Oil, Gas & Consumable Fuels 1.4%
	Calumet Specialty Products Partners LP / Calumet Finance Corp.,
	Senior Note, 7.625%, 1/15/22 .. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,815,000		2,796,745
	Senior Note, 7.75%, 4/15/23 .. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,000,000		1,957,290
d	Senior Note, 144A, 11%, 4/15/25 . . . . . . . . . . . . . . . . . . . . . . . .	United States	23,500,000		23,793,515
d	Senior Secured Note, 144A, 9.25%, 7/15/24 .. . . . . . . . . . . . . . .	United States	5,185,000		5,807,200
	HighPoint Operating Corp.,
	Senior Bond, 7%, 10/15/22 .. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	17,937,000		7,058,478
	Senior Note, 8.75%, 6/15/25 .. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	26,600,000		10,507,000
	Occidental Petroleum Corp.,
	Senior Note, 8%, 7/15/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,000,000		5,704,375
	Senior Note, 6.625%, 9/01/30 .. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,000,000		6,523,500
					64,148,103
	Pharmaceuticals 2.6%
dBausch Health Cos., Inc.,
	Senior Bond, 144A, 6.125%, 4/15/25 .. . . . . . . . . . . . . . . . . . . . .	United States	9,400,000		9,697,604
	Senior Note, 144A, 9%, 12/15/25 . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,000,000		5,539,775
	Senior Note, 144A, 5%, 2/15/29 . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,000,000		5,150,375
	Senior Secured Note, 144A, 7%, 3/15/24 . . . . . . . . . . . . . . . . . .	United States	4,500,000		4,633,875
	Senior Secured Note, 144A, 5.5%, 11/01/25 . . . . . . . . . . . . . . . .	United States	31,000,000		32,155,990
dBayer US Finance II LLC, Senior Note, 144A, 4.25%, 12/15/25.. . .		Germany	15,000,000		17,165,127
	Bristol-Myers Squibb Co., Senior Note, 3.4%, 7/26/29.. . . . . . . . . .	United States	8,000,000		9,316,300
dEndo Dac / Endo Finance LLC / Endo Finco, Inc.,
	Secured Note, 144A, 9.5%, 7/31/27 . . . . . . . . . . . . . . . . . . . . . .	United States	5,273,000		5,895,873
	Senior Note, 144A, 6%, 6/30/28 . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,094,000		6,036,994
dPar Pharmaceutical, Inc., Senior Secured Note, 144A, 7.5%, 4/01/27.		United States	8,429,000		9,156,507
	Utah Acquisition Sub, Inc., Senior Note, 3.95%, 6/15/26. . . . . . . . .	United States	10,000,000		11,446,846
					116,195,266
	Road & Rail 0.1%
dAshtead Capital, Inc., Senior Note, 144A, 4.25%, 11/01/29. . . . . . .		United Kingdom	4,500,000		4,938,030
	Tobacco 0.7%
	BAT Capital Corp.,
	Senior Note, 3.222%, 8/15/24 .. . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	10,000,000		10,831,379
	Senior Note, 3.557%, 8/15/27 .. . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	20,000,000		22,273,854
					33,105,233
	Trading Companies & Distributors 0.8%
	United Rentals North America, Inc., Senior Bond, 4.875%, 1/15/28.	United States	18,000,000		19,192,500

The accompanying notes are an integral part of these financial statements.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a		a	a
	Corporate Bonds (continued)
	Trading Companies & Distributors (continued)
	dWESCO Distribution, Inc., Senior Note, 144A, 7.125%, 6/15/25.. . .	United States	14,000,000			$15,416,170
						34,608,670
	Wireless Telecommunication Services 1.6%
	Sprint Communications, Inc.,
	Senior Note, 11.5%, 11/15/21 . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	30,000,000			32,606,250
	Senior Note, 6%, 11/15/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,300,000			6,827,625
	Sprint Corp.,
	Senior Note, 7.875%, 9/15/23 .. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	12,500,000			14,488,125
	Senior Note, 7.125%, 6/15/24 .. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	8,200,000			9,599,330
	Senior Note, 7.625%, 3/01/26 .. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,500,000			9,320,325
						72,841,655
	Total Corporate Bonds (Cost $1,119,932,688).. . . . . . . . . .		. . . . . . . .	. . .		1,206,657,593
	U.S. Government and Agency Securities 4.1%

	U.S. Treasury Notes,
	2.375%, 3/15/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	75,000,000			75,326,835
	2.75%, 4/30/23. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	25,000,000			26,514,649
	2.75%, 5/31/23. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	50,000,000			53,138,672
	2.875%, 5/31/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	25,000,000			27,816,406
	.. . . . .Total U.S. Government and Agency Securities (Cost $174,976,356)		. . . . . . . .	. . .		182,796,562
	Asset-Backed Securities 0.2%

	Airlines 0.2%
	United Airlines Pass-Through Trust, 2020-1, A, 5.875%, 10/15/27. .	United States	10,000,000			10,832,164
	Total Asset-Backed Securities (Cost $10,000,000).. . . . . .		. . . . . . . .	. . .		10,832,164
	Mortgage-Backed Securities 3.2%

	Federal National Mortgage Association (FNMA) Fixed Rate 0.7%
	FNMA, 30 Year, 3%, 8/01/50.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	28,031,580			29,397,019
	FNMA, 30 Year, 4%, 8/01/49.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,331,353			3,631,291
						33,028,310
	Government National Mortgage Association (GNMA) Fixed Rate 2.5%
	GNMA II, Single-family, 30 Year, 3%, 7/20/50. . . . . . . . . . . . . . . . .	United States	40,409,533			42,413,258
	GNMA II, Single-family, 30 Year, 3.5%, 6/20/50.. . . . . . . . . . . . . . .	United States	63,587,689			67,438,716
						109,851,974
	Total Mortgage-Backed Securities (Cost $143,928,125). .		. . . . . . . .	. . .		142,880,284
	Escrows and Litigation Trusts 0.0%		Shares

	a,gMotors Liquidation Co., Escrow Account, Convertible Preferred, C..	United States	1,400,000			—
	Total Escrows and Litigation Trusts (Cost $–). . . . . . . . . .		. . . . . . . .	. . .		—
	Total Long Term Investments (Cost $3,734,625,632).. . . .
		. . . . . . . .	. . .		4,309,806,502

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

Short Term Investments 3.1%

a	a	Country	Shares	a
a

Value

Money Market Funds 2.9%

h,iInstitutional Fiduciary Trust - Money Market Portfolio, 0%. . . . . . . .	United States	129,156,296		$129,156,296
. . . .Total Money Market Funds (Cost $129,156,296).. . .	. . . . . . . . . . . . . . . . . . . . . . .		. . .	129,156,296
jInvestments from Cash Collateral Received for

Loaned Securities 0.2%
a	a	a	a	a
Money Market Funds 0.2%
h,iInstitutional Fiduciary Trust - Money Market Portfolio, 0%. . . . . . . .	United States	8,117,000		8,117,000
		Principal
		Amount*
Repurchase Agreements 0.0%†
kJoint Repurchase Agreement, BofA Securities, Inc., 0.06%, 1/04/21
(Maturity Value $2,029,506)
Collateralized by U.S. Treasury Note, 1.5%, 11/30/24 (valued at
$2,070,085).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		2,029,492		2,029,492

Total Investments from Cash Collateral Received for Loaned Securities

(Cost $10,146,492).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total Short Term Investments (Cost $139,302,788). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total Investments (Cost $3,873,928,420) 99.7%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other Assets, less Liabilities 0.3%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net Assets 100.0%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

10,146,492

139,302,788

$4,449,109,290 12,714,934

$4,461,824,224

See Abbreviations on page FI-31.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

† Rounds to less than 0.1% of net assets. a Non-income producing.

bA portion or all of the security is on loan at December 31, 2020. See Note 1(f). c See Note 1(e) regarding equity-linked securities.

d Security was purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. 144A securities may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. Regulation S securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2020, the aggregate value of these securities was $964,600,923, representing 21.6% of net assets.

e Perpetual security with no stated maturity date.

f The coupon rate shown represents the rate at period end.

g Fair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

hSee Note 3(e) regarding investments in affiliated management investment companies.

iThe rate shown is the annualized seven-day effective yield at period end.

jSee Note 1(f) regarding securities on loan.

kSee Note 1(c) regarding joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2020

Franklin Income
VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$3,734,625,632
Cost - Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	137,273,296
Cost - Unaffiliated repurchase agreements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,029,492
Value - Unaffiliated issuers (Includes securities loaned of $12,342,255). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$4,309,806,502
Value - Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	137,273,296
Value - Unaffiliated repurchase agreements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,029,492
Cash.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,767,754
Receivables:
Investment securities sold.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	148,290
Capital shares sold.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,185,083
Dividends and interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19,897,579
European Union tax reclaims (Note 1g) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,815,625
Other assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	593
Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,477,924,214
Liabilities:
Payables:
Capital shares redeemed. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,883,479
Management fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,700,567
Distribution fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	903,050
Payable upon return of securities loaned (Note 1f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,147,450
Accrued expenses and other liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	465,444
Total liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	16,099,990
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$4,461,824,224
Net assets consist of:
Paid-in capital.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$4,098,783,262
Total distributable earnings (losses).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	363,040,962
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$4,461,824,224
Franklin Income
VIP Fund
Class 1:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$306,640,581
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	19,595,784
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$15.65
Class 2:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$3,852,709,182
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	256,135,806
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$15.04
Class 4:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$302,474,461
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	19,580,873
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$15.45

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2020

Franklin Income
VIP Fund
Investment income:
Dividends: (net of foreign taxes of $983,509)
Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$74,390,932
Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	359,949
Interest:
Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	113,942,527
Income from securities loaned:
Unaffiliated entities (net of fees and rebates).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	65,989
Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,050
Other income (Note 1g) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,763,953
Total investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	190,534,400
Expenses:
Management fees (Note 3a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19,563,347
Distribution fees: (Note 3c)
Class 2. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,305,342
Class 4. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,017,005
Custodian fees (Note 4).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	28,971
Reports to shareholders.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	429,141
Professional fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	70,275
Trustees' fees and expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	25,612
Other.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	106,902
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Total expenses	30,546,595
Expense reductions (Note 4).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(38,943)
Expenses waived/paid by affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(463,552)
Net expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	30,044,100
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	160,490,300
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(373,510,166)
Written options.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,013,522
Foreign currency transactions.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	56,254
Net realized gain (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(366,440,390)
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	189,707,080
Translation of other assets and liabilities denominated in foreign currencies.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	73,571
Net change in unrealized appreciation (depreciation). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	189,780,651
Net realized and unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(176,659,739)
Net increase (decrease) in net assets resulting from operations.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$(16,169,439)

The accompanying notes are an integral part of these financial statements.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Income VIP Fund
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$160,490,300	$211,417,673
Net realized gain (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(366,440,390)	40,047,821
Net change in unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . .	189,780,651	514,968,839
Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . . . .	(16,169,439)	766,434,333
Distributions to shareholders:
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(16,535,949)	(26,604,329)
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(219,850,517)	(301,656,285)
Class 4.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(16,548,919)	(21,101,452)
Total distributions to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(252,935,385)	(349,362,066)
Capital share transactions: (Note 2)
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,863,357	(360,324,820)
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(227,620,547)	(103,843,936)
Class 4.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4,380,893)	4,153,985
Total capital share transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(220,138,083)	(460,014,771)
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net increase (decrease) in net assets	(489,242,907)	(42,942,504)
Net assets:
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,951,067,131	4,994,009,635
End of year.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$4,461,824,224	$4,951,067,131

Annual Report

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

Franklin Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Income VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust's Board of Trustees (the Board), the Fund's administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund's pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund's business day. Events can occur

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

a. Financial Instrument Valuation (continued)

between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at

4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund's securities to the latest indications of fair value at 4 p.m Eastern time. At December 31, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund's NAV is not calculated, which could result in differences between the value of the Fund's portfolio securities on the last business day and the last calendar day of the reporting period. Any security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non- defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the

Annual Report

Franklin Income VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

c. Joint Repurchase Agreement (continued)

seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2020.

d. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

The Fund purchased or wrote exchange traded option contracts primarily to gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 10 regarding other derivative information.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

e. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statements of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position.

The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

f. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives collateral in the form of cash and/or U.S. Government and Agency securities against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. Any cash collateral received is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. Additionally, The Fund received $2,464,779 in U.S. Government and Agency securities as collateral. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to any cash collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

g. Income and Deferred Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities.

When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Annual Report

Franklin Income VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

j. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Amount	Shares	Amount
Class 1 Shares:
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,306,541	$33,745,188	1,872,752	$30,211,199
Shares issued in reinvestment of distributions.. . . . . . . . . .	1,187,928	16,535,949	1,709,790	26,604,329
Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,618,645)	(38,417,780)	(25,004,206)	(417,140,348)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .	875,824	$11,863,357	(21,421,664)	$(360,324,820)

Class 2 Shares:

Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares issued in reinvestment of distributions.. . . . . . . . . .

Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .

Class 4 Shares:

Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares issued in reinvestment of distributions.. . . . . . . . . .

Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .

18,351,749	$260,263,939	16,435,568	$256,969,286
16,406,755	219,850,517	20,097,021	301,656,285
(49,970,834)	(707,735,003)	(42,487,994)	(662,469,507)
(15,212,330)	$(227,620,547)	(5,955,405)	$(103,843,936)
2,068,153	$30,108,099	2,582,430	$41,387,759
1,201,809	16,548,919	1,370,224	21,101,452
(3,520,562)	(51,037,911)	(3,658,374)	(58,335,226)
(250,600)	$(4,380,893)	294,280	$4,153,985

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment Manager

Franklin Templeton Services, LLC (FT Services)	Administrative Manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Subsidiary	Affiliation
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million

0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion

0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion

0.400%	In excess of $15 billion

For the year ended December 31, 2020, the gross effective investment management fee rate was 0.456% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund's average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2020, the Fund held investments in affiliated management investment companies as follows:

					Net Change in		Number of
	Value at				Unrealized	Value	Shares Held
	Beginning			Realized Gain	Appreciation	at End	at End	Investment
	of Year	Purchases	Sales	(Loss)	(Depreciation)	of Year	of Year	Income
Franklin Income VIP Fund
Non-Controlled Affiliates
								Dividends
Institutional Fiduciary Trust - Money
Market Portfolio, 0%.. . . . . . . . .	$83,971,136	$1,539,873,425	$(1,494,688,265)	$—	$—	$129,156,296	129,156,296	$359,949
Non-Controlled Affiliates
								Income from
								securities
								loaned
Institutional Fiduciary Trust - Money
Market Portfolio, 0%.. . . . . . . . .	$747,000	$182,584,000	$(175,214,000)	$—	$—	$8,117,000	8,117,000	$11,050
Total Affiliated Securities. . . . .	$84,718,136	$1,722,457,425	$(1,669,902,265)	$—	$—	$137,273,296		$370,999

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2020, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		$18,659,427
Long term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . .	396,154,822
Total capital loss carryforwards.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . .	$414,814,249
The tax character of distributions paid during the years ended December 31, 2020 and 2019, was as follows:
	2020	2019
Distributions paid from:
Ordinary income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$249,422,628	$268,440,004
Long term capital gain.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,512,757	80,922,062
	$252,935,385	$349,362,066

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

5. Income Taxes (continued)

At December 31, 2020, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distributable earnings:

Undistributed ordinary income.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$3,870,914,430

$718,582,199 (140,387,339)

$578,194,860

$197,818,227

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of equity-linked securities, bond discounts and premiums, convertible securities and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2020, aggregated $1,881,432,362 and $2,189,513,542, respectively.

At December 31, 2020, in connection with securities lending transactions, the Fund loaned equity investments and received $10,147,450 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Credit Risk

At December 31, 2020, the Fund had 20.6% of its portfolio invested in high yield, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

9. Other Derivative Information

For the year ended December 31, 2020, the effect of derivative contracts in the Statement of Operations was as follows:

Net Change in
Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Statement of	Gain (Loss) for	Statement of	(Depreciation)
Hedging Instruments	Operations Location	the Year	Operations Location	for the Year
	Net realized gain (loss) from:		Net change in unrealized
appreciation (depreciation) on:
Franklin Income VIP Fund
Equity Contracts.. . . . . . . . . . .
	Investments	$(30,006,115)a	Investments	$22,734,076a
	Written options	7,013,522	Written options	—
Total.. . . . . . . . . . . . . . . . . . . .		$(22,992,593)		$22,734,076

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2020, the average month end notional amount of options represented 211,538 shares.

See Note 1(c) regarding derivative financial instruments.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 5, 2021, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 4, 2022, for a total of $2.675 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2020, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

•Level 1 – quoted prices in active markets for identical financial instruments

•Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

11.Fair Value Measurements (continued)

•Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. A summary of inputs used as of December 31, 2020, in valuing the Fund's assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Income VIP Fund
Assets:
Investments in Securities:
Common Stocks:
Aerospace & Defense .. . . . . . . . . . . . . . . . . . .	$53,401,200	$—	$—	$53,401,200
Air Freight & Logistics .. . . . . . . . . . . . . . . . . . .	36,660,680	—	—	36,660,680
Automobiles .. . . . . . . . . . . . . . . . . . . . . . . . . .	24,984,000	—	—	24,984,000
Banks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	305,445,925	25,078,006	—	330,523,931
Beverages .. . . . . . . . . . . . . . . . . . . . . . . . . . .	132,280,400	—	—	132,280,400
Capital Markets . . . . . . . . . . . . . . . . . . . . . . . .	56,879,900	—	—	56,879,900
Chemicals . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19,125,400	25,689,921	—	44,815,321
Diversified Telecommunication Services . . . . . .	90,438,983	—	—	90,438,983
Electric Utilities .. . . . . . . . . . . . . . . . . . . . . . . .	210,746,100	—	—	210,746,100
Energy Equipment & Services . . . . . . . . . . . . .	4,500,000	—	—	4,500,000
Equity Real Estate Investment Trusts (REITs) ..	14,630,000	—	—	14,630,000
Health Care Providers & Services .. . . . . . . . . .	70,266,000	—	—	70,266,000
Household Products .. . . . . . . . . . . . . . . . . . . .	69,570,000	—	—	69,570,000
Industrial Conglomerates . . . . . . . . . . . . . . . . .	63,810,000	—	—	63,810,000
Insurance .. . . . . . . . . . . . . . . . . . . . . . . . . . . .	62,683,321	—	—	62,683,321
IT Services .. . . . . . . . . . . . . . . . . . . . . . . . . . .	12,588,000	—	—	12,588,000
Machinery . . . . . . . . . . . . . . . . . . . . . . . . . . . .	22,710,000	—	—	22,710,000
Media .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	26,200,000	—	—	26,200,000
Metals & Mining .. . . . . . . . . . . . . . . . . . . . . . .	60,176,000	—	—	60,176,000
Multi-Utilities .. . . . . . . . . . . . . . . . . . . . . . . . . .	115,357,928	—	—	115,357,928
Oil, Gas & Consumable Fuels .. . . . . . . . . . . . .	219,166,500	—	—	219,166,500
Personal Products . . . . . . . . . . . . . . . . . . . . . .	—	14,994,515	—	14,994,515
Pharmaceuticals .. . . . . . . . . . . . . . . . . . . . . . .	186,400,000	45,372,857	—	231,772,857
Road & Rail . . . . . . . . . . . . . . . . . . . . . . . . . . .	37,479,600	—	—	37,479,600
Semiconductors & Semiconductor Equipment ..	105,335,000	—	—	105,335,000
Software . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,484,096	—	—	2,484,096
Specialty Retail . . . . . . . . . . . . . . . . . . . . . . . .	8,499,840	—	—	8,499,840
Tobacco .. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	28,976,500	—	—	28,976,500
Equity-Linked Securities . . . . . . . . . . . . . . . . . . .	—	380,802,457	—	380,802,457
Convertible Preferred Stocks:
Capital Markets . . . . . . . . . . . . . . . . . . . . . . . .	5,123,800	—	—	5,123,800
Electric Utilities .. . . . . . . . . . . . . . . . . . . . . . . .	78,151,374	—	—	78,151,374
Multi-Utilities .. . . . . . . . . . . . . . . . . . . . . . . . . .	44,816,000	—	—	44,816,000
Semiconductors & Semiconductor Equipment ..	71,123,500	—	—	71,123,500
Thrifts & Mortgage Finance .. . . . . . . . . . . . . . .	—	14,843,750	—	14,843,750
Preferred Stocks .. . . . . . . . . . . . . . . . . . . . . . . .	7,459,596	—	—	7,459,596
Convertible Bonds .. . . . . . . . . . . . . . . . . . . . . . .	—	12,388,750	—	12,388,750
Corporate Bonds .. . . . . . . . . . . . . . . . . . . . . . . .	—	1,206,657,593	—	1,206,657,593
U.S. Government and Agency Securities.. . . . . . .	—	182,796,562	—	182,796,562
Asset-Backed Securities . . . . . . . . . . . . . . . . . . .	—	10,832,164	—	10,832,164
Mortgage-Backed Securities.. . . . . . . . . . . . . . . .	—	142,880,284	—	142,880,284
Escrows and Litigation Trusts.. . . . . . . . . . . . . . .	—	—	— a	—
Short Term Investments. . . . . . . . . . . . . . . . . . . .	137,273,296	2,029,492	—	139,302,788
Total Investments in Securities.. . . . . . . . . . .	$2,384,742,939	$2,064,366,351	$—	$4,449,109,290

aIncludes securities determined to have no value at December 31, 2020.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

11. Fair Value Measurements (continued)

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the year.

12. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Currency		Selected Portfolio
USD	United States Dollar	ADR	American Depositary Receipt
		FNMA	Federal National Mortgage Association
		FRN	Floating Rate Note
		GNMA	Government National Mortgage Association
		LIBOR	London Inter-Bank Offered Rate

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Income VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Income VIP Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Income VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $3,512,757 as a long term capital gain dividend for the fiscal year ended December 31, 2020.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 23.12% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2020.

Annual Report

Franklin Large Cap Growth VIP Fund

This annual report for Franklin Large Cap Growth VIP Fund covers the fiscal year ended December 31, 2020.

Class 1 Performance Summary as of December 31, 2020

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Average Annual
Share Class	Total Return
1
1-Year	+44.98%
5-Year	+19.57%
10-Year	+15.39%

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/11–12/31/20)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard

&Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

$45,000

$40,000					$41,858
					$36,700
$35,000

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
1/11	12/12	12/14	12/16	12/18	12/20
		Franklin Large Cap Growth	S&P 500*
		VIP Fund

*Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

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Franklin Large Cap Growth VIP Fund

Fund Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of large-capitalization companies. For this Fund, large-capitalization companies are those with market capitalization values within those of the top 50% of companies in the Russell 1000® Index at the time of purchase.1

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. Investments in foreign securities may involve special risks including currency fluctuations and economic and political uncertainty. Smaller or midsized companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the Standard & Poor's 500 Index (S&P 500), posted a 18.40% total return.2

Portfolio Composition 12/31/20

% of Total
Net Assets
Software	18.7%
IT Services	15.5%
Internet & Direct Marketing Retail	9.2%
Health Care Equipment & Supplies	7.1%
Capital Markets	5.8%
Professional Services	4.6%
Semiconductors & Semiconductor Equipment	4.3%
Technology Hardware, Storage & Peripherals	4.2%
Interactive Media & Services	3.2%
Equity Real Estate Investment Trusts (REITs)	2.6%
Health Care Providers & Services	2.5%
Industrial Conglomerates	2.1%
Health Care Technology	2.0%
Pharmaceuticals	1.7%
Biotechnology	1.7%
Beverages	1.4%
Life Sciences Tools & Services	1.3%
Chemicals	1.3%
Wireless Telecommunication Services	1.3%
Food Products	1.3%
Automobiles	1.2%
Other	6.1%
Short-Term Investments & Other Net Assets	0.9%

Economic and Market Overview

U.S. equities, as measured by the S&P 500, advanced strongly during the 12 months ended December 31, 2020. Although equities began the year with gains, a sharp selloff began in late February 2020 amid investor fears of a global economic slowdown due to the novel coronavirus (COVID-19) pandemic. Such fears drove many investors to sell equities and buy government bonds, cash equivalents and other investments perceived as safe. Nevertheless, equities began to advance in late March, as monetary and fiscal stimulus drove stocks sharply higher. Following declines in September and October, equities, as measured by the S&P 500, advanced to all-time price highs in December.

Pandemic-related restrictions severely curtailed economic activity, resulting in mass layoffs that drove the unemployment rate to 14.8% in April 2020.3 The longest

1.Please see Index Descriptions following the Fund Summaries.

2.Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3.Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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U.S. economic expansion in history ended in February, according to the National Bureau of Economic Research, and the country slipped into a deep recession with second- quarter 2020 gross domestic product (GDP) posting a record annualized decline.

In an effort to support the economy, the U.S. Federal Reserve (Fed) lowered the federal funds target rate to a range of 0.00%–0.25% in March 2020. The Fed also enacted quantitative easing measures aimed at ensuring credit flows to borrowers and supporting credit markets with open- ended bond purchasing. Furthermore, the Fed signaled that interest rates would potentially remain low, even if inflation moderately exceeded its 2% target.

Equities began to rebound in late March 2020, benefiting from fiscal and monetary stimulus, a gradual lifting of restrictions and development of COVID-19 vaccines and treatments. Rising retail sales and rebounding economic activity led third-quarter GDP to expand at a record annualized pace, although growth slowed in the fourth quarter. Concerns about possible new restrictions amid rising COVID-19 infection rates and uncertainties about additional fiscal stimulus and the U.S. presidential election drove stocks lower in September and October. Despite signs that the economic recovery was stalling, as the unemployment rate remained relatively high (6.7% at period-end) and consumer spending declined, stocks rallied in November and December, buoyed by the outcome of the U.S. presidential election, the start of COVID-19 vaccination programs and the passage of a new stimulus bill.3

Investment Strategy

We are a research driven, fundamental investor, pursuing a growth strategy. As a bottom-up investor focusing primarily on individual securities, we seek companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that potential earnings growth, business and financial risk, and valuation.

Manager’s Discussion

The Fund’s relative outperformance during the 12-month period was partially due to an overweighting and stock selection in the information technology sector, which has powered much of the market’s rebound since March 2020. ServiceNow and Twilio were top relative contributors in this space. The cloud computing specialist ServiceNow has been a beneficiary of the broad digital transformation opportunity created by the pandemic crisis as businesses quickly transitioned physical workflows into the digital space.

FRANKLIN LARGE CAP GROWTH VIP FUND

Top 10 Holdings 12/31/20

Company	% of Total
Industry	Net Assets
a	aa
Amazon.com, Inc.	8.7%
Internet & Direct Marketing Retail
Microsoft Corp.	5.2%
Software
Mastercard, Inc.	4.5%
IT Services
Apple, Inc.	4.2%
Technology Hardware, Storage & Peripherals
Visa, Inc.	4.0%
IT Services
ServiceNow, Inc.	3.3%
Software
CoStar Group, Inc.	2.6%
Professional Services
Adobe, Inc.	2.5%
Software
Alphabet, Inc.	2.3%
Interactive Media & Services
NVIDIA Corp.	2.3%
Semiconductors & Semiconductor Equipment

The COVID-19 environment also accelerated demand for Twilio’s digital communication services from businesses in telehealth, online education and remote customer care, among others.

Other relative contributors included stock selection and an overweighting in consumer discretionary, stock selection and an underweighting in financials and stock selection in health care.

In the consumer discretionary sector, Amazon.com helped relative results as consumers increasingly turned to the company for basic goods as they spent growing amounts of time sheltering in place. The online retailer also benefited from the increase in remote working, which has made more employers reliant on technology infrastructure provided by Amazon Web Services. Peloton Interactive also contributed in the sector, benefiting from a COVID-19-related surge in demand for the company’s at-home, connected fitness products.

In the financials sector, the Fund benefited from its lack of exposure to banks as the impact of falling yields on bank profitability put a damper on the industry.

In health care, relative performance was bolstered by a position in Veeva Systems, which provides cloud-based software for the life sciences industry. The company has sizeable exposure to the ongoing cloud transition by commercial and research-based biopharmaceutical and medical technology organizations. We believe there

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FRANKLIN LARGE CAP GROWTH VIP FUND

are underpenetrated opportunities in clinical trial data management, drug safety workflow and patient data science that could sustain revenue growth for Veeva for many years.

The materials sector was the only sector that detracted slightly from relative performance. Stock selection hurt the sector as shares in specialty chemicals manufacturer Ingevity declined. The Fund liquidated its position in the company before period-end.

Elsewhere, an underweighting in strong-performing shares of Apple hampered the Fund’s relative results. Booming iPhone sales and a fast-growing wearables business have been growth drivers for the technology giant.

Heron Therapeutics and Reata Pharmaceuticals hurt relative results as both companies faced U.S. Food and Drug Administration hurdles for their non-opioid painkiller and rare neurological disorder treatment, respectively.

Diamondback Energy hurt relative performance as well, hurt by the collapse of oil prices brought on by the global economic shutdown and Russia-Saudi price war. We liquidated our position due to uncertainty about when oil prices will recover to the level needed for the company to be profitable.

Aerospace and defense company Raytheon also detracted from relative results. Raytheon merged with United Technologies on April 3, 2020, to form Raytheon Technologies. However, declining aviation demand has pressured the aerospace industry and the Fund liquidated its position during the period.

Thank you for your participation in Franklin Large Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LARGE CAP GROWTH VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Fund-Level		Fund-Level
			Expenses		Expenses		Net
	Beginning	Ending	Paid During	Ending	Paid During		Annualized
Share	Account	Account	Period	Account	Period		Expense
Class	Value 7/1/20	Value 12/31/20	7/1/20–12/31/201,2	Value 12/31/20	7/1/20–12/31/201,2	a	Ratio2
1	$1,000	$1,254.38	$4.72	$1,020.95	$4.23		0.83%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

Annual Report

FLG-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Large Cap Growth VIP Fund

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 1

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$22.73	$19.19	$20.93	$17.85	$18.42
Income from investment operationsa:	(0.09)	(0.06)	(0.04)	(0.03)	(0.04)
Net investment (loss)b. . . . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	9.54	6.51	0.03	4.91	(0.26)
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	9.45	6.45	(0.01)	4.88	(0.30)
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	—	—	—	(0.20)	—
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2.40)	(2.91)	(1.73)	(1.60)	(0.27)
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2.40)	(2.91)	(1.73)	(1.80)	(0.27)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$29.78	$22.73	$19.19	$20.93	$17.85
Total returnc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	44.98%	34.98%	(1.24)%	28.38%	(1.49)%
Ratios to average net assets	0.84%e	0.84%e	0.85%	0.87%	0.80%
Expensesd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Net investment (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.36)%	(0.25)%	(0.17)%	(0.14)%	(0.19)%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$4,606	$1,350	$1,040	$1,092	$883
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	14.90%	17.01%	21.93%	24.96%	36.26%f

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FLG-6

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Large Cap Growth VIP Fund (continued)

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 2

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$22.00	$18.70	$20.48	$17.48	$18.09
Income from investment operationsa:	(0.14)	(0.11)	(0.09)	(0.08)	(0.08)
Net investment (loss)b. . . . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	9.19	6.32	0.04	4.81	(0.26)
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	9.05	6.21	(0.05)	4.73	(0.34)
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	—	—	—	(0.13)	—
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2.40)	(2.91)	(1.73)	(1.60)	(0.27)
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2.40)	(2.91)	(1.73)	(1.73)	(0.27)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$28.65	$22.00	$18.70	$20.48	$17.48
Total returnc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	44.63%	34.58%	(1.47)%	28.11%	(1.79)%
Ratios to average net assets	1.09%e	1.09%e	1.10%	1.12%	1.05%
Expensesd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Net investment (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.58)%	(0.50)%	(0.42)%	(0.39)%	(0.44)%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$131,001	$114,170	$100,435	$118,875	$113,028
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	14.90%	17.01%	21.93%	24.96%	36.26%f

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Annual Report

FLG-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2020

Franklin Large Cap Growth VIP Fund

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks 99.1%
	Auto Components 0.7%
	Aptiv plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,165		$933,528
	Automobiles 1.2%
	aTesla, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,225		1,570,116
	Beverages 1.4%
	Constellation Brands, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,784		1,047,935
	aMonster Beverage Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	9,074		839,164
					1,887,099
	Biotechnology 1.7%
	a,bHeron Therapeutics, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	54,191		1,146,953
	aNovavax, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,136		795,735
	aPTC Therapeutics, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,750		350,922
					2,293,610
	Capital Markets 5.8%
	aDragoneer Growth Opportunities Corp... . . . . . . . . . . . . . . . . . . . .	United States	28,900		404,311
	Intercontinental Exchange, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	13,810		1,592,155
	MarketAxess Holdings, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,308		1,316,852
	MSCI, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,568		2,486,279
	S&P Global, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,060		1,992,104
					7,791,701
	Chemicals 1.3%
	Ecolab, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,227		698,194
	Linde plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	4,039		1,064,317
					1,762,511
	Commercial Services & Supplies 0.3%
	Republic Services, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,233		407,638
	Entertainment 0.7%
	aWalt Disney Co. (The).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,434		984,532
	Equity Real Estate Investment Trusts (REITs) 2.6%
	American Tower Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,709		608,062
	SBA Communications Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	10,533		2,971,675
					3,579,737
	Food Products 1.3%
	aFreshpet, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,731		529,765
	Lamb Weston Holdings, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	8,243		649,054
	aNomad Foods Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	21,530		547,292
					1,726,111
	Health Care Equipment & Supplies 7.1%
	Danaher Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,448		1,432,359
	aEdwards Lifesciences Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	15,268		1,392,900
	aIDEXX Laboratories, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,067		1,533,101
	aIntuitive Surgical, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,752		1,433,311
	aNevro Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,606		1,316,598
	West Pharmaceutical Services, Inc.. . . . . . . . . . . . . . . . . . . . . . . .	United States	8,864		2,511,260
					9,619,529
	Health Care Providers & Services 2.5%
	aGuardant Health, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,411		568,490
	UnitedHealth Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	8,198		2,874,874
					3,443,364

FLG-8

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Large Cap Growth VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	Health Care Technology 2.0%
	aVeeva Systems, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	9,972		$2,714,877
	Hotels, Restaurants & Leisure 1.0%
	a,bAirbnb, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	600		88,080
	aChipotle Mexican Grill, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	918		1,273,000
					1,361,080
	Industrial Conglomerates 2.1%
	Honeywell International, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,246		1,328,524
	Roper Technologies, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,427		1,477,346
					2,805,870
	Interactive Media & Services 3.2%
	aAlphabet, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,748		3,063,615
	aFacebook, Inc., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,783		1,306,524
					4,370,139
	Internet & Direct Marketing Retail 9.2%
	aAmazon.com, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,623		11,799,857
	aBooking Holdings, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	318		708,272
					12,508,129
	IT Services 15.5%
	aBlack Knight, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	9,271		819,093
	Mastercard, Inc., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	17,130		6,114,382
	aOkta, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,587		657,771
	aPayPal Holdings, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	11,987		2,807,355
	aShopify, Inc., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Canada	1,341		1,517,945
	aSnowflake, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,416		961,262
	aTwilio, Inc., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,675		2,597,988
	Visa, Inc., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	25,031		5,475,031
					20,950,827
	Leisure Products 0.5%
	aPeloton Interactive, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,454		675,761
	Life Sciences Tools & Services 1.3%
	aIllumina, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,045		756,650
	aMaravai LifeSciences Holdings, Inc., A. . . . . . . . . . . . . . . . . . . . . .	United States	3,300		92,565
	aWuxi Biologics Cayman, Inc., ADR. . . . . . . . . . . . . . . . . . . . . . . . .	China	36,144		950,949
					1,800,164
	Media 0.9%
	aLiberty Broadband Corp., C. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,911		1,252,865
	Pharmaceuticals 1.7%
	AstraZeneca plc, ADR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	19,409		970,256
	aCatalent, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,825		710,278
	a,bReata Pharmaceuticals, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,944		363,937
	bRoyalty Pharma plc, A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,420		321,321
					2,365,792
	Professional Services 4.6%
	aCoStar Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,829		3,539,068
	TransUnion.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,285		623,598
	Verisk Analytics, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	10,158		2,108,699
					6,271,365

The accompanying notes are an integral part of these financial statements.

Annual Report

FLG-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Large Cap Growth VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	Road & Rail 1.0%
	Union Pacific Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,367		$1,325,737
	Semiconductors & Semiconductor Equipment 4.3%
	Analog Devices, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,706		990,678
	Monolithic Power Systems, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,664		1,708,097
	NVIDIA Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,988		3,126,933
					5,825,708
	Software 18.7%
	aAdobe, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,649		3,325,298
	aAtlassian Corp. plc, A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,189		511,941
	aAutodesk, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,231		681,214
	aAvalara, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	955		157,470
	aBill.com Holdings, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	10,457		1,427,380
	a,bC3.ai, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,300		180,375
	aDocuSign, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,078		906,539
	Intuit, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,974		749,824
	Microsoft Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	32,004		7,118,330
	aPaycom Software, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	875		395,719
	aPTC, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	10,482		1,253,752
	asalesforce.com, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,891		1,310,924
	aServiceNow, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	8,221		4,525,085
	aSynopsys, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,421		1,146,100
	aWorkday, Inc., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,121		747,823
	aZendesk, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,623		947,884
					25,385,658
	Specialty Retail 0.3%
	aBurlington Stores, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,375		359,631
	Technology Hardware, Storage & Peripherals 4.2%
	Apple, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	43,166		5,727,697
	Textiles, Apparel & Luxury Goods 0.7%
	NIKE, Inc., B.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,018		992,836
	Wireless Telecommunication Services 1.3%
	aT-Mobile US, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	12,878		1,736,598
	. . . . . . . . . . .Total Common Stocks (Cost $43,968,760)..	. . . . . . . . . . . . . . . . . .	. . . . . . . .		134,430,210

Short Term Investments 1.1%

Principal
a	a	Amount*	a

Value

a	a	a	a	a	a
	Repurchase Agreements 1.0%
	cJoint Repurchase Agreement, 0.054%, 1/04/21 (Maturity Value
	$1,308,944)
	BNP Paribas Securities Corp. (Maturity Value $836,205)
	Deutsche Bank Securities, Inc. (Maturity Value $249,747)
	HSBC Securities (USA), Inc. (Maturity Value $222,992)
	Collateralized by U.S. Government Agency Securities, 4.00%
	- 5.00%, 2/20/49 - 5/20/49; and U.S. Treasury Notes, 0.13% -
	2.63%, 1/31/21 - 12/31/25 (valued at $1,335,273). . . . . . . . . . . .		1,308,936		1,308,936
	.. . . . . . . . . . . . . . .Total Repurchase Agreements (Cost $1,308,936)	. . . . . . .	. . . . . . . . . .		1,308,936

FLG-10

Annual Report

The accompanying notes are an integral part of these financial statements.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Large Cap Growth VIP Fund (continued)

Short Term Investments (continued)

Principal
a	a	Amount*	a

Value

a	a	a	a	a	a
	dInvestments from Cash Collateral Received for
	Loaned Securities 0.1%	Country	Shares

	Money Market Funds 0.0%†
	e,fInstitutional Fiduciary Trust - Money Market Portfolio, 0%. . . . . . . .	United States	14,000		$14,000
			Principal
			Amount*
	Repurchase Agreements 0.1%
	cJoint Repurchase Agreement, BofA Securities, Inc., 0.06%, 1/04/21
	(Maturity Value $169,974)
	Collateralized by U.S. Treasury Note, 1.5%, 11/30/24 (valued at
	$173,373). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		169,973		169,973

Total Investments from Cash Collateral Received for Loaned Securities

(Cost $183,973). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total Short Term Investments (Cost $1,492,909). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total Investments (Cost $45,461,669) 100.2%.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other Assets, less Liabilities (0.2)%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net Assets 100.0%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

See Abbreviations on page FLG-22.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

† Rounds to less than 0.1% of net assets. a Non-income producing.

bA portion or all of the security is on loan at December 31, 2020. See Note 1(d).

cSee Note 1(c) regarding joint repurchase agreement.

dSee Note 1(d) regarding securities on loan.

eSee Note 3(e) regarding investments in affiliated management investment companies.

fThe rate shown is the annualized seven-day effective yield at period end.

183,973

1,492,909

$135,923,119 (315,823)

$135,607,296

The accompanying notes are an integral part of these financial statements.

Annual Report

FLG-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2020

Franklin Large
Cap Growth VIP
Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$43,968,760
Cost - Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	14,000
Cost - Unaffiliated repurchase agreements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,478,909
Value - Unaffiliated issuers (Includes securities loaned of $430,485).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$134,430,210
Value - Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	14,000
Value - Unaffiliated repurchase agreements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,478,909
Receivables:
Capital shares sold.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	34,539
Dividends and interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,899
Other assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	16
Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	135,967,573
Liabilities:
Payables:
Capital shares redeemed. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,771
Management fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	84,162
Distribution fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	32,023
Reports to shareholders.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	21,767
Professional fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	32,339
Payable upon return of securities loaned (Note 1d) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	183,973
Accrued expenses and other liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,242
Total liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	360,277
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$135,607,296
Net assets consist of:
Paid-in capital.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$28,781,608
Total distributable earnings (losses).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	106,825,688
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$135,607,296
Franklin Large
Cap Growth VIP
Fund
Class 1:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$4,605,962
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	154,687
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$29.78
Class 2:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$131,001,334
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	4,572,461
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$28.65

FLG-12

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2020

Franklin Large
Cap Growth VIP
Fund
Investment income:
Dividends: (net of foreign taxes of $178)
Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$566,065
Interest:
Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,673
Income from securities loaned:
Unaffiliated entities (net of fees and rebates).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	35,030
Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,039
Total investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	605,807
Expenses:
Management fees (Note 3a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	898,540
Distribution fees: (Note 3c)
Class 2. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	291,446
Custodian fees (Note 4).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,163
Reports to shareholders.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	36,094
Professional fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	55,473
Trustees' fees and expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	686
Other.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,892
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Total expenses	1,296,294
Expense reductions (Note 4).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(414)
Expenses waived/paid by affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(957)
Net expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,294,923
Net investment income (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(689,116)
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17,097,318
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	28,111,649
Net realized and unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	45,208,967
Net increase (decrease) in net assets resulting from operations.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$44,519,851

The accompanying notes are an integral part of these financial statements.

Annual Report

FLG-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Large Cap Growth VIP Fund
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$(689,116)	$(573,122)
Net realized gain (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17,097,318	11,677,580
Net change in unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . .	28,111,649	22,617,082
Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . . . .	44,519,851	33,721,540
Distributions to shareholders:
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(319,951)	(156,170)
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(11,348,356)	(14,406,046)
Total distributions to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(11,668,307)	(14,562,216)
Capital share transactions: (Note 2)
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,179,293	107,346
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(14,944,016)	(5,221,870)
Total capital share transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(12,764,723)	(5,114,524)
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net increase (decrease) in net assets	20,086,821	14,044,800
Net assets:
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	115,520,475	101,475,675
End of year.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$135,607,296	$115,520,475

FLG-14

Annual Report

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

Franklin Large Cap Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Large Cap Growth VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2020, 67.5% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust's Board of Trustees (the Board), the Fund's administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

(OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund's business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at

4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund's NAV is not calculated, which could result in differences between the value of the Fund's portfolio securities on the last business day and the last calendar

Annual Report

FLG-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

a. Financial Instrument Valuation (continued)

day of the reporting period. Any security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non- defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2020.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives collateral in the form of cash and/or U.S. Government and Agency securities against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral received is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral,

FLG-16

Annual Report

Franklin Large Cap Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

d. Securities Lending (continued)

in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to any cash collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

e. Income and Deferred Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and capital gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to Trust.

Annual Report

FLG-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

h. Guarantees and Indemnifications (continued)

Additionally, in the normal course of business, the Trust,

on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Year Ended		Year Ended
December 31, 2020		December 31, 2019
Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares issued in reinvestment of distributions.. . . . . . . . . .

Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .

Class 2 Shares:

Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares issued in reinvestment of distributions.. . . . . . . . . .

Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .

91,945	$2,104,488	—	$—
14,182	319,951	7,497	156,170
(10,851)	(245,146)	(2,288)	(48,824)
95,276	$2,179,293	5,209	$107,346
358,053	$8,575,790	338,704	$6,860,065
522,004	11,348,356	713,171	14,406,046
(1,496,315)	(34,868,162)	(1,234,745)	(26,487,981)
(616,258)	$(14,944,016)	(182,870)	$(5,221,870)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million

0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

FLG-18

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

3. Transactions with Affiliates (continued)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund's average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2020, the Fund held investments in affiliated management investment companies as follows:

					Net Change in		Number of
	Value at				Unrealized	Value	Shares Held
	Beginning			Realized Gain	Appreciation	at End	at End	Investment
	of Year	Purchases	Sales	(Loss)	(Depreciation)	of Year	of Year	Income
Franklin Large Cap Growth VIP Fund
Non-Controlled Affiliates
								Income from
								securities
								loaned
Institutional Fiduciary Trust - Money
Market Portfolio, 0%.. . . . . . . . .	$411,000	$9,786,000	$(10,183,000)	$—	$—	$14,000	14,000	$1,039
Total Affiliated Securities. . . . .	$411,000	$9,786,000	$(10,183,000)	$—	$—	$14,000		$1,039

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2020, the custodian fees were reduced as noted in the Statement of Operations.

Annual Report

FLG-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2020 and 2019, was as follows:

	2020	2019
Distributions paid from:
Long term capital gain.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$11,668,307	$14,562,216

At December 31, 2020, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distributable earnings:

Undistributed ordinary income.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Undistributed long term capital gains.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total distributable earnings.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$45,727,406

$90,461,450 (265,737)

$90,195,713

$593,248 $16,036,725

$16,629,973

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2020, aggregated $17,792,302 and $43,152,365, respectively.

At December 31, 2020, in connection with securities lending transactions, the Fund loaned equity investments and received $183,973 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 5, 2021, the Borrowers, renewed the Global Credit Facility for a one year term, maturing February 4, 2022, for a total of $2.675 billion.

FLG-20

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

8. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2020, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

•Level 1 – quoted prices in active markets for identical financial instruments

•Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2020, in valuing the Fund's assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Large Cap Growth VIP Fund
Assets:
Investments in Securities:a
Common Stocks . . . . . . . . . . . . . . . . . . . . . . . . .	$134,430,210	$—	$—	$134,430,210
Short Term Investments. . . . . . . . . . . . . . . . . . . .	14,000	1,478,909	—	1,492,909
Total Investments in Securities.. . . . . . . . . . .	$134,444,210	$1,478,909	$—	$135,923,119

aFor detailed categories, see the accompanying Statement of Investments.

10. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020- 04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Annual Report

FLG-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

FLG-22

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Large Cap Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Large Cap Growth VIP Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Annual Report

FLG-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Large Cap Growth VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $11,668,307 as a long term capital gain dividend for the fiscal year ended December 31, 2020.

FLG-24

Annual Report

Franklin Mutual Global Discovery VIP Fund

This annual report for Franklin Mutual Global Discovery VIP Fund covers the fiscal year ended December 31, 2020.

Class 1 Performance Summary as of December 31, 2020

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Average Annual
Share Class	Total Return
1
1-Year	-4.22%
5-Year	+5.41%
10-Year	+6.54%

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/11–12/31/20)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the MSCI World Index (USD) and the MSCI World Value Index-NR (USD). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund

Summaries.

$30,000

$27,098

$25,000

$20,000					$19,239
					$18,842
$15,000
$10,000
$5,000
1/11	12/12	12/14	12/16	12/18	12/20
	Franklin Mutual Global Discovery		MSCI World Index (USD)*
	VIP Fund

MSCI World Value Index-NR (USD)*

*Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report

MGD-1

Franklin Mutual Global Discovery VIP Fund

Fund Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that we believe are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock, with a current focus on mid- and large cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest substantially and potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Value securities may not increase in price as anticipated, or may decline further in value. The Fund’s investments in foreign securities involve more risks than U.S. securities, including political and economic developments, trading practices, availability of information, limited markets, and currency exchange fluctuations and policies. Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Securities issued by small and mid-capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in merger arbitrage securities may not be completed on the terms or within the time frame contemplated, which may result in losses to the Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default and are generally more likely to become worthless than the securities

Geographic Composition 12/31/20

% of Total
Net Assets
United States	51.7%
United Kingdom	9.6%
Germany	8.4%
Switzerland	7.3%
Netherlands	5.6%
South Korea	2.9%
Israel	2.0%
China	1.9%
Japan	1.6%
Canada	1.3%
France	1.2%
Other	0.6%
Short-Term Investments & Other Net Assets	5.9%

of more financially stable companies. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s new benchmark, the MSCI World Value Index-NR (USD), posted a -1.16% total return for the period under review.1 Also for comparison, the Fund’s former benchmark, the MSCI World Index (USD), posted a +16.50% total return for the same period.1 The MSCI World Value Index-NR (USD; net of taxes on dividends) is replacing the MSCI World Index (USD; gross of taxes on dividends) as the Fund’s benchmark.

The investment manager believes the composition of the MSCI World Value Index-NR (USD) more accurately reflects the Fund’s current investment strategy and portfolio characteristics, and that the actual withholding rates for the Fund are closer to the assumptions of the MSCI World Value Index-NR (USD) than the MSCI World Index (USD).

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI All Country World Index (USD), posted a +16.82% total return for the 12 months ended December 31, 2020.1 Stocks fell sharply in early 2020 as

1.Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

MGD-2

Annual Report

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

many investors sold equities amid fears of a global economic slowdown due to the novel coronavirus (COVID-19) pandemic. Global equities began to rebound in late March 2020 amid optimism about easing lockdown restrictions, vaccine and treatment development and economic stimulus measures. Despite declines in September and October due to geopolitical tensions and rising infection rates, markets rebounded in November and December, as positive sentiment about successful trials of COVID-19 vaccines, the beginning of vaccination programs in some countries and apparent resolution of political uncertainty supported markets.

In the U.S., pandemic-related restrictions caused stiff economic headwinds, including mass layoffs that drove the unemployment rate to 14.8% in April 2020.2 According to the National Bureau of Economic Research, the longest U.S. economic expansion in history ended in February, and the country slipped into a deep recession. Equities began to rebound in the spring amid the government’s fiscal and monetary stimulus, declining jobless claims, rising retail sales and optimism about treatments and potential vaccines for COVID-19. Following a record annualized decline in second-quarter gross domestic product (GDP), resilient consumer spending helped drive third-quarter GDP to expand at a record annualized rate, although growth slowed in the fourth quarter. Equities continued to rise during the summer but declined in the fall due to concerns about possible new restrictions amid rising COVID-19 infection rates and uncertainties about additional fiscal stimulus and the U.S. presidential election. Despite signs that the economic recovery was stalling as the unemployment rate remained relatively high (6.7% at period-end) and consumer spending declined, stocks rallied in November and December, buoyed by the outcome of the U.S. presidential election, the start of COVID-19 vaccination programs and the passage of a new U.S. stimulus bill.2

In an effort to support the economy, the U.S. Federal Reserve (Fed) lowered the federal funds target rate to a range of 0.00%–0.25% in March 2020. The Fed also enacted quantitative easing measures aimed at ensuring credit flows to borrowers and supporting credit markets with open- ended bond purchasing. Furthermore, the Fed signaled that interest rates would potentially remain low, even if inflation moderately exceeded its 2% target.

In the eurozone, the economy contracted again in the fourth quarter of 2020, following quarter-on-quarter expansion in the third quarter and contractions in the first and second quarters. After several months of gains

2. Source: U.S. Bureau of Labor Statistics.

due to easing restrictions and robust stimulus measures, European developed market equities, as measured by the MSCI Europe Index (USD), declined in September and October as rising infection rates heightened investor concerns that the nascent economic revival could stall. Nevertheless, successful vaccine development and a Brexit resolution supported European developed market equities, as measured by the MSCI Europe Index (USD), to post a +5.93% total return for the period.1

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index (USD), posted a +21.30% total return for the 12 months under review.1 Although pandemic-related lockdowns derailed economic growth in early 2020, sharp market declines were followed by rebounds as China’s economy, a key driver of the region’s economic activity, recovered from the contraction in the first quarter and expanded during the rest of 2020. Asian stocks rose as the region’s economies reopened, aided by robust stimulus measures and optimism that economic revitalization would be further spurred by COVID-19 vaccines.

Global emerging market stocks, as measured by the MSCI Emerging Markets Index (USD), posted a +18.69% total return for the period, despite steep pandemic-related declines in early 2020, benefiting from improving economic activity, stabilizing oil prices and U.S. dollar weakness.1 In spite of higher COVID-19 cases in some countries, emerging market stocks rallied near the end of 2020, bolstered by easing political uncertainty, commencement of COVID-19 vaccinations and rising commodity prices.

Investment Strategy

At Franklin Mutual Advisors, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well. Our portfolio selection process

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generally includes an assessment of the potential impacts of any material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as deals, the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

A year ago, we reflected on a decade of equity market strength and solid, but weaker, returns for our value investing strategy. 2020 turned out to be an amplification of this performance gap, rather than a correction. The year started with a continuation of strong performance from market- darling growth stocks. The gap exploded as COVID-19 led to lockdowns and people working from home. The market leaders often benefited from these changes, with technology tools being adopted more quickly than before. Meanwhile, the lockdowns and disruption severely impacted many companies thought of as value stocks.

Even as central banks and governments across the globe acted through fiscal and monetary stimulus, the recovery came slowly and only accelerated when the prospects of an effective vaccine helped markets understand when the health crisis might be over. By the end of 2020, the MSCI World Value Index (USD) had recovered to be almost flat, with a -0.38% return.1 However, growth stocks advanced substantially further, as evidenced by the MSCI World Growth Index (USD), ending the year up +34.18%.1

Top 10 Industries 12/31/20

% of Total
Net Assets
Pharmaceuticals	11.4%

Insurance	8.2%

Oil, Gas & Consumable Fuels	7.2%

Banks	7.0%

Technology Hardware, Storage & Peripherals	5.3%

Health Care Providers & Services	4.2%

Software	3.7%

Tobacco	3.7%

Chemicals	3.7%

Automobiles	3.4%

Many signs of increased speculation in the market have appeared, with a surge in the number of IPOs not seen since the tech bubble and a boom in special purpose acquisition companies (SPACs), a type of company which raises money opportunistically and then looks around for a profitable opportunity. There is no guarantee that equity markets will not go higher or that some speculation will not be profitable, but we try to look through the speculation and continue to see attractive values in various parts of the market.

Our traditional value equity investment approach is complemented with two other strategies, distressed investing and merger arbitrage. We were active in both during 2020.

Within merger arbitrage, which involves trading the stocks of companies involved in a merger or acquisition (M&A), activity has climbed in tandem with increasing confidence about an end to the pandemic crisis. Significant new deals have been announced and some present attractive investment opportunities. In addition, the deals which were impacted by the emergence of the coronavirus have seen renegotiated terms and moved toward amicable resolution. This includes deals such as Tiffany’s acquisition by LVMH Moet Hennessy Louis Vuitton and Taubman’s acquisition by Simon Property Group. We expect an ongoing acceleration of M&A activity given a recovering economy, strong markets, and the hope for increasing regulatory and trade predictability under the incoming U.S. administration.

Within our distressed credit strategy, we targeted companies and industries directly impacted by the coronavirus pandemic. The robust government fiscal and monetary interventions have limited the number of attractive options, but we found opportunities in the energy sector and the retail and travel industries. As the vaccine news arrived and liquidity remained strong, the opportunities have become

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more limited. We expect to see fewer new distressed debt opportunities than the merger arbitrage opportunities discussed above.

Fund Performance

Turning to Fund performance, top positive contributors included Samsung Electronics, Charter Communications and Cognizant Technology.

After experiencing COVID-related volatility during the first few months of the year, the stock price of South Korea- based electronics and computer peripherals manufacturer Samsung Electronics started to recover in April and continued an upward trajectory for the remainder of the year, making it a leading contributor to portfolio performance. The company posted strong first-quarter results, with revenue and operating profit rising year-over-year, propelled by sales of its memory chips. Demand for memory chips increased during the lockdown, driven by hyperscale data center spending and spending to enable working from home and online learning. Investors are optimistic that strength in memory prices can continue, and Samsung is expected to announce a new capital return program in early 2021, which may include a special dividend.

Shares of U.S.-based cable operator Charter Communications rallied throughout much of 2020’s second half, lifted by second-quarter earnings that exceeded consensus expectations. The stay-at-home economy emerging in the wake of the coronavirus pandemic led to an increase in the number of high-speed data subscribers and lower turnover among the existing customer base. These factors drove higher margins and increased free cash flow, which management used to buy back stock. Third-quarter results were also strong, with high-speed data net subscriber additions and residential video growth soundly beating expectations. The company’s financials also continued to improve.

Shares of U.S.-based Cognizant Technology Solutions Group, a provider of information technology (IT), consulting and business process outsourcing services, rose in February largely due to fourth-quarter 2019 financial results that beat expectations. After price fluctuation in March due to uncertainty around the impact of COVID-19, the stock continued its rally after first-quarter 2020 results announced in May were also better than expected, despite softer- than-expected margins and pandemic-related expenses. Second-quarter financial results similarly beat expectations. Shares of Cognizant rallied as management’s turnaround initiatives contributed to positive investor sentiment. The pandemic has also accelerated digital transformation across industries, which resulted in solid growth for IT services vendors such as Cognizant. Growth in the company’s digital practice segments—which were up by half—drove second- quarter results. Cognizant continued to ramp up its digital strategy by acquiring seven companies that it merged into existing divisions during 2020’s first three quarters. A strong third-quarter announcement and broader recovery in IT services demand continued to support the stock price, which generally rose throughout the remainder of the period.

Top 10 Holdings 12/31/20

Company	% of Total
Industry, Country	Net Assets
GlaxoSmithKline plc	3.1%
Pharmaceuticals, United Kingdom
Novartis AG	2.9%
Pharmaceuticals, Switzerland
Samsung Electronics Co. Ltd.	2.9%
Technology Hardware, Storage & Peripherals,
South Korea
Medtronic plc	2.8%
Health Care Equipment & Supplies, United
States
Merck & Co., Inc.	2.8%
Pharmaceuticals, United States
Charter Communications, Inc.	2.8%
Media, United States
CVS Health Corp.	2.7%
Health Care Providers & Services, United States
NN Group NV	2.6%
Insurance, Netherlands
British American Tobacco plc	2.6%
Tobacco, United Kingdom
Hartford Financial Services Group, Inc. (The)	2.6%
Insurance, United States

During the period under review, Fund investments that detracted from performance included American International Group (AIG), Citizens Financial Group and Wells Fargo.

The stock price of U.S.-based insurer AIG fell from mid- February through late March. The declining valuation was fueled by investor concerns regarding the coronavirus outbreak and operating shortfalls in fourth-quarter earnings. An uncertain environment and changes in leadership and business strategy continued to affect the company throughout the remainder of the year, culminating in the announcement of the spinoff of its life insurance business and a change in leadership. We have since exited the position.

The stock price of U.S.-based banking services company Citizens Financial Group declined from mid-February through late March. The valuation reduction was fueled by investor concern regarding the coronavirus outbreak and its economic effects, including increased borrower defaults and a falling interest-rate environment, which decreases the profitability of lending products. However, the price

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stabilized as the broader market calmed down. In April, the bank posted decent first-quarter financial results amid a deteriorating economic environment. Management reported modest increases in revenue, loans and net interest margin, and broadly stable credit performance in the loan portfolio. However, in June, bank stocks retreated based on concerns about potential dividend cuts resulting from the Federal Reserve Board’s stress tests of large banks. The company’s stock price was bolstered in July by favorable second- quarter earnings, but continued to experience volatility toward period-end as third-quarter results fell short of consensus, due in part to large payments into reserves. We have since exited the stock.

The performance of U.S.-based diversified financial services company Wells Fargo was affected by the regulatory restrictions placed on it following the account opening scandal, particularly the ability to grow the size of its balance sheet freely. These limits negatively impacted the company in March when a flurry of companies rushed to draw on their credit lines to strengthen their liquidity positions as the effects of the pandemic became more tangible. After the March downturn, COVID-related uncertainty and interest- rate declines continued to hinder the organization, leading management to revise its forward guidance several times throughout the year. First-quarter earnings fell short of expectations, and Wells Fargo posted a second-quarter loss, although much of it was due to the bank’s massive contribution to its loan loss reserves. The company also drastically cut its dividend. During the third quarter, headline earnings fell short of expectations, but many of the costs endured during the quarter were associated with restructuring, which management expects will reduce costs in 2021. In addition to shedding its student loan business in 2020, the company looks forward to streamlining its business model further in the year ahead.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a negative overall impact on the Fund’s performance as the dollar fell against most currencies during the period.

Thank you for your participation in Franklin Mutual Global Discovery VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Fund-Level		Fund-Level
			Expenses		Expenses		Net
	Beginning	Ending	Paid During	Ending	Paid During		Annualized
Share	Account	Account	Period	Account	Period		Expense
Class	Value 7/1/20	Value 12/31/20	7/1/20–12/31/201,2	Value 12/31/20	7/1/20–12/31/201,2	a	Ratio2
1	$1,000	$1,214.36	$5.40	$1,020.10	$4.93		0.97%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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Financial Highlights

Franklin Mutual Global Discovery VIP Fund

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 1

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$19.17	$17.47	$20.38	$20.22	$19.85
Income from investment operationsa:	0.57c	0.43	0.36	0.47	0.41
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	(1.52)	3.64	(2.50)	1.29	1.92
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	(0.95)	4.07	(2.14)	1.76	2.33
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.42)	(0.37)	(0.52)	(0.42)	(0.39)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.30)	(2.00)	(0.25)	(1.18)	(1.57)
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.72)	(2.37)	(0.77)	(1.60)	(1.96)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$17.50	$19.17	$17.47	$20.38	$20.22
Total returnd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4.22)%	24.71%	(11.01)%	8.99%	12.32%
Ratios to average net assets	0.97%	0.94%	0.96%	1.01%	1.01%
Expensese,f,g.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Expenses - incurred in connection with securities sold short.	0.01%	0.02%	0.01%	—	0.01%
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	3.57%c	2.22%	1.81%	2.29%	2.10%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$3,788	$3,878	$3,282	$3,189	$3,084
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	34.79%	21.82%	29.84%	17.49%	17.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchas- es of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.24 per share related to income received in the form of special dividends and EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.07%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Prod- ucts Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gIncludes dividends and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

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The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery VIP Fund (continued)

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 2

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$18.54	$16.96	$19.80	$19.69	$19.37
Income from investment operationsa:	0.51c	0.37	0.30	0.41	0.35
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	(1.47)	3.53	(2.42)	1.25	1.87
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	(0.96)	3.90	(2.12)	1.66	2.22
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.37)	(0.32)	(0.47)	(0.37)	(0.33)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.30)	(2.00)	(0.25)	(1.18)	(1.57)
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.67)	(2.32)	(0.72)	(1.55)	(1.90)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$16.91	$18.54	$16.96	$19.80	$19.69
Total returnd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4.46)%	24.37%	(11.22)%	8.71%	12.06%
Ratios to average net assets	1.22%	1.19%	1.21%	1.26%	1.26%
Expensese,f,g.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Expenses - incurred in connection with securities sold short.	0.01%	0.02%	0.01%	—	0.01%
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	3.33%c	1.97%	1.56%	2.04%	1.85%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$467,653	$539,759	$500,607	$631,179	$630,397
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	34.79%	21.82%	29.84%	17.49%	17.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchas- es of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.24 per share related to income received in the form of special dividends and EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.83%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Prod- ucts Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gIncludes dividends and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery VIP Fund (continued)

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 4

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$18.98	$17.30	$20.17	$20.02	$19.66
Income from investment operationsa:	0.51c	0.36	0.29	0.40	0.34
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	(1.50)	3.61	(2.47)	1.27	1.89
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	(0.99)	3.97	(2.18)	1.67	2.23
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.35)	(0.29)	(0.44)	(0.34)	(0.30)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.30)	(2.00)	(0.25)	(1.18)	(1.57)
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.65)	(2.29)	(0.69)	(1.52)	(1.87)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$17.34	$18.98	$17.30	$20.17	$20.02
Total returnd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4.54)%	24.28%	(11.31)%	8.61%	11.91%
Ratios to average net assets	1.32%	1.29%	1.31%	1.36%	1.36%
Expensese,f,g.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Expenses - incurred in connection with securities sold short.	0.01%	0.02%	0.01%	—	0.01%
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	3.22%c	1.87%	1.46%	1.94%	1.75%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$26,688	$30,865	$30,094	$41,713	$45,262
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	34.79%	21.82%	29.84%	17.49%	17.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchas- es of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.24 per share related to income received in the form of special dividends and EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.72%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Prod- ucts Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gIncludes dividends and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

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The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2020

Franklin Mutual Global Discovery VIP Fund

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks 91.2%
	Aerospace & Defense 1.4%
	BAE Systems plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	1,054,973		$7,035,891
	Auto Components 0.0%†
	a,b,cInternational Automotive Components Group Brazil LLC. . . . . . . . .	Belgium	424,073		9,018
	Automobiles 1.0%
	General Motors Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	119,200		4,963,488
	Banks 7.0%
	Citigroup, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	104,550		6,446,553
	bING Groep NV. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Netherlands	964,232		8,965,646
	JPMorgan Chase & Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	77,386		9,833,439
	Wells Fargo & Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	313,466		9,460,404
					34,706,042
	Beverages 1.2%
	Heineken NV. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Netherlands	55,066		6,136,746
	Biotechnology 0.3%
	bAlexion Pharmaceuticals, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	10,293		1,608,178
	Building Products 1.2%
	Johnson Controls International plc. . . . . . . . . . . . . . . . . . . . . . . . .	United States	130,642		6,086,611
	Capital Markets 3.4%
	Credit Suisse Group AG. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Switzerland	722,165		9,323,785
	bDeutsche Bank AG.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	526,158		5,787,441
	dGuotai Junan Securities Co. Ltd., H, 144A, Reg S.. . . . . . . . . . . . .	China	1,275,797		1,859,057
					16,970,283
	Chemicals 3.7%
	BASF SE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	102,530		8,104,577
	dCovestro AG, 144A, Reg S.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	163,168		10,053,754
					18,158,331
	Communications Equipment 0.9%
	Cisco Systems, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	101,280		4,532,280
	Construction Materials 1.2%
	bLafargeHolcim Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Switzerland	109,629		6,017,295
	Consumer Finance 1.6%
	Capital One Financial Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	79,688		7,877,159
	Containers & Packaging 1.1%
	International Paper Co... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	106,400		5,290,208
	Diversified Financial Services 1.9%
	Voya Financial, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	161,150		9,477,232
	Diversified Telecommunication Services 1.1%
	Deutsche Telekom AG. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	304,611		5,560,170
	Entertainment 2.2%
	bWalt Disney Co. (The).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	60,591		10,977,878
	Food Products 2.1%
	Kraft Heinz Co. (The). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	306,200		10,612,892
	Health Care Equipment & Supplies 2.8%
	Medtronic plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	118,813		13,917,755

The accompanying notes are an integral part of these financial statements.

Annual Report

MGD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	Health Care Providers & Services 4.2%
	Anthem, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	23,232		$7,459,563
	CVS Health Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	199,991		13,659,385
					21,118,948
	Hotels, Restaurants & Leisure 1.2%
	bAccor SA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	France	167,404		6,073,799
	Industrial Conglomerates 1.4%
	General Electric Co... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	625,050		6,750,540
	Insurance 9.0%
	Alleghany Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,530		4,545,786
	China Pacific Insurance Group Co. Ltd., H. . . . . . . . . . . . . . . . . . .	China	1,931,308		7,551,368
	Everest Re Group Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	15,078		3,529,609
	Hartford Financial Services Group, Inc. (The). . . . . . . . . . . . . . . . .	United States	259,896		12,729,706
	NN Group NV.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Netherlands	299,072		12,929,482
	Willis Towers Watson plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	16,114		3,394,897
					44,680,848
	IT Services 2.1%
	Cognizant Technology Solutions Corp., A. . . . . . . . . . . . . . . . . . . .	United States	127,760		10,469,932
	Media 3.0%
	bCharter Communications, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	20,786		13,750,978
	biHeartMedia, Inc., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	95,199		1,235,683
	a,biHeartMedia, Inc., B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,606		19,387
					15,006,048
	Oil, Gas & Consumable Fuels 7.2%
	BP plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	2,966,046		10,235,810
	Canadian Natural Resources Ltd... . . . . . . . . . . . . . . . . . . . . . . . .	Canada	278,200		6,689,834
	Kinder Morgan, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	499,770		6,831,856
	Williams Cos., Inc. (The).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	611,601		12,262,600
					36,020,100
	Pharmaceuticals 11.7%
	bElanco Animal Health, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	60,998		1,870,809
	Eli Lilly and Co... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	73,735		12,449,417
	GlaxoSmithKline plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	850,402		15,561,764
	Merck & Co., Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	169,416		13,858,229
	Novartis AG, ADR.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Switzerland	151,697		14,324,748
					58,064,967
	Semiconductors & Semiconductor Equipment 2.6%
	bInphi Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	8,200		1,315,854
	bRenesas Electronics Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	758,463		7,938,825
	Xilinx, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	25,200		3,572,604
					12,827,283
	Software 3.7%
	bAvaya Holdings Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4		76
	bCheck Point Software Technologies Ltd.. . . . . . . . . . . . . . . . . . . . .	Israel	73,259		9,736,854
	Oracle Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	134,000		8,668,460
					18,405,390
	Technology Hardware, Storage & Peripherals 5.3%
	Catcher Technology Co. Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Taiwan	411,000		3,021,335
	Samsung Electronics Co. Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . .	South Korea	191,101		14,248,989

MGD-12

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

a a

Country Shares

a

Value

a	a	a	a		a	a
	Common Stocks (continued)
	Technology Hardware, Storage & Peripherals (continued)
	Western Digital Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	166,446			$9,219,444
						26,489,768
	Textiles, Apparel & Luxury Goods 1.3%
	Cie Financiere Richemont SA.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Switzerland	73,673			6,655,768
	Tobacco 3.7%
	Altria Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	135,684			5,563,044
	British American Tobacco plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	290,877			10,803,050
	British American Tobacco plc, ADR.. . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	53,648			2,011,264
						18,377,358
	Wireless Telecommunication Services 0.7%
	Vodafone Group plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	2,197,260			3,609,237
	.Total Common Stocks (Cost $355,728,998).. . . . . . . .	. . . . . . . . . . . . . . . . . .	. . . . . . .	. . .		454,487,443
	Preferred Stocks 2.5%

	Automobiles 2.5%
	eVolkswagen AG, 3.18%.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	65,040			12,155,426
	.Total Preferred Stocks (Cost $10,628,895).. . . . . . . . .	. . . . . . . . . . . . . . . . . .	. . . . . . .	. . .		12,155,426
			Warrants

	Warrants 0.0%†
	Software 0.0%†
	bAvaya Holdings Corp., 12/15/22. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,179			16,832
	Textiles, Apparel & Luxury Goods 0.0%†
	bCie Financiere Richemont SA, 11/22/23. . . . . . . . . . . . . . . . . . . . .	Switzerland	147,346			38,280
	.Total Warrants (Cost $—).. . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . .	. . . . . . .	. . .		55,112
			Principal

			Amount*
	Corporate Bonds 2.3%
	Airlines 1.3%
	dAmerican Airlines, Inc., Senior Secured Note, 144A, 11.75%, 7/15/25.	United States	3,988,000			4,605,143
	dMileage Plus Holdings LLC / Mileage Plus Intellectual Property
	Assets Ltd., Senior Secured Note, 144A, 6.5%, 6/20/27.. . . . . . .	United States	2,060,000			2,218,363
						6,823,506
	Diversified Telecommunication Services 0.8%
	fFrontier Communications Corp.,
	Senior Note, 10.5%, 9/15/22 .. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,610,000			1,889,889
	Senior Note, 11%, 9/15/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,065,000			2,141,747
						4,031,636
	Multiline Retail 0.2%
	dMacy's, Inc., Senior Secured Note, 144A, 8.375%, 6/15/25. . . . . . .	United States	829,000			921,516
	.Total Corporate Bonds (Cost $13,968,435).. . . . . . . . .	. . . . . . . . . . . . . . . . . .	. . . . . . .	. . .		11,776,658
			Shares

	Companies in Liquidation 0.0%†
	a,b,gTribune Media, Litigation Trust, Contingent Distribution. . . . . . . . . .	United States	57,457			—
	a,b,gVistra Energy Corp., Litigation Trust, Contingent Distribution.. . . . .	United States	5,912,264			8,868

The accompanying notes are an integral part of these financial statements.

Annual Report

MGD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Companies in Liquidation (continued)
	a,b,gWalter Energy, Inc., Litigation Trust, Contingent Distribution.. . . . . .	United States	966,000		$—
	. . . . .Total Companies in Liquidation (Cost $185,800). .	. . . . . . . . . . . . . . . . .	. . . . . . . . .		8,868
	Total Long Term Investments (Cost $380,512,128)
		. . . . . . . . . . . . . . . . .	. . . . . . . . .		478,483,507
	Short Term Investments 2.6%

Principal
a	a	Country	Amount*	a

Value

a	a	a	a		a	a
	U.S. Government and Agency Securities 2.6%
hFHLB, 1/04/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		United States	1,000,000			1,000,000
hU.S. Treasury Bills,
	1/05/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,500,000			4,500,000
i	1/14/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,500,000			1,499,985
i	1/21/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,500,000			2,499,959
i	2/04/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,500,000			1,499,942
i	2/11/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,500,000			1,499,921
i	6/24/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000			499,828
						11,999,635
	.. . . . . . . . . . . . . .Total U.S. Government and Agency Securities (Cost $12,999,230)			. . .		12,999,635
	Total Short Term Investments (Cost $12,999,230)
		. . . . . . . . . . . . . . . . . .	. . . . . . .	. . .		12,999,635
	Total Investments (Cost $393,511,358) 98.6%.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
						$491,483,142
	Securities Sold Short (1.9)%.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .					(9,658,529)
	Other Assets, less Liabilities 3.3%. . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . .	. . . . . . .	. . .		16,304,059
	. . . .Net Assets 100.0%. . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . .	. . . . . . .	. . .		$498,128,672
			Shares

	Securities Sold Short (1.9)%
	Common Stocks (1.9)%
	Insurance (0.7)%
jAon plc, A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		United States	17,404			(3,676,943)
	Pharmaceuticals (0.2)%
jAstraZeneca plc, ADR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		United Kingdom	21,865			(1,093,031)
jSemiconductors & Semiconductor Equipment (1.0)%
	Advanced Micro Devices, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	43,430			(3,982,965)
	Marvell Technology Group Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	19,049			(905,590)
						(4,888,555)

Total Common Stocks (Proceeds $9,551,906).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total Securities Sold Short (Proceeds $9,551,906). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

(9,658,529)

$(9,658,529)

MGD-14

Annual Report

The accompanying notes are an integral part of these financial statements.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

*The principal amount is stated in U.S. dollars unless otherwise indicated.

† Rounds to less than 0.1% of net assets.

a Fair valued using significant unobservable inputs. See Note 13 regarding fair value measurements. b Non-income producing.

c See Note 10 regarding restricted securities.

dSecurity was purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. 144A securities may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. Regulation S securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2020, the aggregate value of these securities was $19,657,833, representing 3.9% of net assets.

eVariable rate security. The rate shown represents the yield at period end.

fSee Note 7 regarding credit risk and defaulted securities.

gContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

hThe security was issued on a discount basis with no stated coupon rate.

iA portion or all of the security has been segregated as collateral for securities sold short and forward exchange contracts. At December 31, 2020, the aggregate value of these securities pledged amounted to $5,652,000, representing 1.1% of net assets.

jSee Note 1(d) regarding securities sold short.

At December 31, 2020, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

					Value/
					Unrealized
		Number of	Notional	Expiration	Appreciation
Description	Type	Contracts	Amount*	Date	(Depreciation)
Foreign exchange contracts	Short	94	$14,389,050	3/15/21	$(84,810)
Foreign Exchange EUR/USD. . . . . . . . . . . . . . . . . . . .
Foreign Exchange GBP/USD. . . . . . . . . . . . . . . . . . . .	Short	115	9,817,406	3/15/21	(145,812)
Total Futures Contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .					$(230,622)

*As of period end.

At December 31, 2020, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

	Counter-			Contract	Settlement	Unrealized	Unrealized
Currency	partya	Type	Quantity	Amount*	Date	Appreciation	Depreciation
a	a	a	a	a	a	a	a
OTC Forward Exchange Contracts
British Pound. . . . . . .	BNY	Buy	12,562	17,087	1/19/21	$96	$—
British Pound. . . . . . .	BOFA	Buy	1,187,076	1,552,325	1/19/21	71,329	—
British Pound. . . . . . .	HSBK	Buy	2,150,250	2,464,839	1/19/21	92,418	—
British Pound. . . . . . .	HSBK	Sell	8,496,369	11,082,573	1/19/21	—	(538,548)
British Pound. . . . . . .	SSBT	Buy	48,666	65,623	1/19/21	941	—
British Pound. . . . . . .	UBSW	Buy	901,437	1,178,800	1/19/21	54,164	—
New Taiwan Dollar. . .	HSBK	Sell	39,559,878	1,409,551	1/29/21	392	(3,850)
New Taiwan Dollar. . .	UBSW	Sell	41,719,482	1,487,819	1/29/21	458	(2,786)
Swiss Franc.. . . . . . .	HSBK	Sell	3,918,376	4,415,236	2/16/21	—	(16,445)
Swiss Franc.. . . . . . .	UBSW	Sell	3,918,376	4,413,952	2/16/21	—	(17,728)
Euro.. . . . . . . . . . . . .	BOFA	Sell	81,850	99,824	2/23/21	—	(285)
Euro.. . . . . . . . . . . . .	HSBK	Sell	27,252,626	33,096,105	2/23/21	—	(236,171)
Euro.. . . . . . . . . . . . .	UBSW	Sell	1,740,181	2,119,348	2/23/21	—	(9,042)
South Korean Won.. .	HSBK	Buy	2,026,564,425	1,839,874	5/14/21	22,635	(318)
South Korean Won.. .	HSBK	Sell	5,698,790,095	5,083,226	5/14/21	—	(153,341)
South Korean Won.. .	UBSW	Sell	926,097,546	832,597	5/14/21	—	(18,387)
South Korean Won.. .	HSBK	Sell	6,252,499,822	5,658,966	6/18/21	—	(86,069)

The accompanying notes are an integral part of these financial statements.

Annual Report

MGD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

Forward Exchange Contracts (continued)

	Counter-			Contract	Settlement	Unrealized	Unrealized
Currency	partya	Type	Quantity	Amount*	Date	Appreciation	Depreciation
a	a	a	a	a	a	a	a
OTC Forward Exchange Contracts (continued)
South Korean Won.. .	UBSW	Sell	178,093,425	160,842	6/18/21	$—	$(2,798)
Total Forward Exchange Contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .						$242,433	$(1,085,768)
Net unrealized appreciation (depreciation). . . . . .			. . . . . . . . . . . . . . . . .	. . . . . . . . . . . . .	. . . . . . . .		$(843,335)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 11 regarding other derivative information.

See Abbreviations on page 32.

MGD-16

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2020

Franklin
Mutual Global
Discovery VIP
Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$393,511,358
Value - Unaffiliated issuers .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$491,483,142
Cash.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	472,463
Foreign currency, at value (cost $194,668).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	194,668
Receivables:
Investment securities sold.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,339,573
Capital shares sold.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	242,820
Dividends and interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,287,709
European Union tax reclaims (Note 1g) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,809,872
Deposits with brokers for:
Securities sold short. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,764,289
Futures contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	552,431
Variation margin on futures contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	43,969
Unrealized appreciation on OTC forward exchange contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	242,433
Other assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	194,734
Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	510,628,103
Liabilities:
Payables:
Investment securities purchased.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	445,584
Capital shares redeemed. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	548,142
Management fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	366,500
Distribution fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	106,230
Securities sold short, at value (proceeds $9,551,906).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,658,529
Unrealized depreciation on OTC forward exchange contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,085,768
Accrued expenses and other liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	288,678
Total liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,499,431
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$498,128,672
Net assets consist of:
Paid-in capital.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$417,112,250
Total distributable earnings (losses).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	81,016,422
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$498,128,672
Franklin
Mutual Global
Discovery VIP
Fund
Class 1:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$3,787,718
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	216,444
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$17.50
Class 2:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$467,653,328
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	27,648,982
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$16.91
Class 4:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$26,687,626
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	1,539,333
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$17.34

The accompanying notes are an integral part of these financial statements.

Annual Report

MGD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2020

Franklin
Mutual Global
Discovery VIP
Fund
Investment income:
Dividends: (net of foreign taxes of $518,967)
Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$17,985,535
Interest:
Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	800,391
Adjustment for uncollectible interest (Note 7)	(404,250)
Income from securities loaned:
Unaffiliated entities (net of fees and rebates).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	104,673
Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,064
Other income (Note 1g) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,677,692
Total investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	21,165,105
Expenses:
Management fees (Note 3a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,061,717
Distribution fees: (Note 3c)
Class 2. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,089,401
Class 4. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	88,190
Custodian fees (Note 4).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,928
Reports to shareholders.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	126,559
Professional fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	155,568
Trustees' fees and expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,798
Dividends on securities sold short. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	56,530
Other.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	127,926
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Total expenses	5,722,617
Expense reductions (Note 4).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,828)
Expenses waived/paid by affiliates (Note 3e) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,186)
Net expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,718,603
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,446,502
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(24,816,002)
Foreign currency transactions.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	99,343
Forward exchange contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4,767,212)
Futures contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,661,927)
Securities sold short.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(293,748)
Net realized gain (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(31,439,546)
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(12,743,596)
Translation of other assets and liabilities denominated in foreign currencies.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	128,044
Forward exchange contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	531,023
Futures contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	103,829
Securities sold short.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	268,328
Net change in unrealized appreciation (depreciation). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(11,712,372)
Net realized and unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(43,151,918)
Net increase (decrease) in net assets resulting from operations.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$(27,705,416)

MGD-18

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Mutual Global Discovery VIP Fund
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$15,446,502	$11,110,516
Net realized gain (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(31,439,546)	10,200,575
Net change in unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . .	(11,712,372)	100,899,252
Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . . . .	(27,705,416)	122,210,343
Distributions to shareholders:
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(151,550)	(427,555)
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(18,507,580)	(61,286,007)
Class 4.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,028,932)	(3,431,154)
Total distributions to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(19,688,062)	(65,144,716)
Capital share transactions: (Note 2)
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	172,218	231,219
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(27,296,236)	(14,266,368)
Class 4.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,856,627)	(2,510,695)
Total capital share transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(28,980,645)	(16,545,844)
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net increase (decrease) in net assets	(76,374,123)	40,519,783
Net assets:
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	574,502,795	533,983,012
End of year.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$498,128,672	$574,502,795

The accompanying notes are an integral part of these financial statements.

Annual Report

MGD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Mutual Global Discovery VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Global Discovery VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2020, 43.4% of the Fund's shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust's Board of Trustees (the Board), the Fund's administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the- counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund's pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund's pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund's net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the

MGD-20

Annual Report

Franklin Mutual Global Discovery VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

a. Financial Instrument Valuation (continued)

investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund's business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund's securities to the latest indications of fair value at 4 p.m Eastern time. At December 31, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund's NAV is not calculated, which could result in differences between the value of the Fund's portfolio securities on the last business day and the last calendar day of the reporting period. Any security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements

Annual Report

MGD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

c. Derivative Financial Instruments (continued)

with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination.

Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2020 the Fund had OTC derivatives in a net liability position of $843,335 and the aggregate value of collateral pledged for such contracts was $871,985.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund's custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund's investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate and equity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 11 regarding other derivative information.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund's custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

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Annual Report

Franklin Mutual Global Discovery VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

e. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2020, the Fund had no securities on loan.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale. On July 27, 2017, the United Kingdom's Financial Conduct Authority announced its intention to cease sustaining LIBOR after 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

As such, the potential effect of a transition away from LIBOR on the Fund or the Fund's investments that use or may use a floating rate based on LIBOR cannot yet be determined.

g. Income and Deferred Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities.

When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2020, the Fund

Annual Report

MGD-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

g. Income and Deferred Taxes (continued)

has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Dividend income, capital gain distributions are recorded on the ex- dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

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Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

2. Shares of Beneficial Interest (continued)

	Year Ended		Year Ended
December 31, 2020		December 31, 2019
Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares issued in reinvestment of distributions.. . . . . . . . . .

Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .

Class 2 Shares:

Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares issued in reinvestment of distributions.. . . . . . . . . .

Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .

Class 4 Shares:

35,855	$553,637	24,462	$464,734
10,310	151,550	24,488	427,555
(32,073)	(532,969)	(34,522)	(661,070)
14,092	$172,218	14,428	$231,219
2,017,207	$28,571,483	753,358	$13,863,507
1,301,518	18,507,580	3,626,391	61,286,007
(4,784,030)	(74,375,299)	(4,790,566)	(89,415,882)
(1,465,305)	$(27,296,236)	(410,817)	$(14,266,368)
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	178,276	$2,524,788	22,659	$428,560
Shares issued in reinvestment of distributions.. . . . . . . . . .	70,572	1,028,932	198,332	3,431,154
Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(336,123)	(5,410,347)	(334,363)	(6,370,409)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .	(87,275)	$(1,856,627)	(113,372)	$(2,510,695)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC. (Franklin Mutual)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report

MGD-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $4 billion

0.845%	Over $4 billion, up to and including $7 billion

0.825%	Over $7 billion, up to and including $10 billion

0.805%	Over $10 billion, up to and including $13 billion
0.785%	Over $13 billion, up to and including $16 billion

0.765%	Over $16 billion, up to and including $19 billion
0.745%	Over $19 billion, up to and including $22 billion

0.725%	Over $22 billion, up to and including $25 billion
0.705%	Over $25 billion, up to and including $28 billion

0.685%	In excess of $28 billion

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund's average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2020, the Fund held investments in affiliated management investment companies as follows:

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Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies (continued)

					Net Change in		Number of
	Value at				Unrealized	Value	Shares Held
	Beginning			Realized Gain	Appreciation	at End	at End	Investment
	of Year	Purchases	Sales	(Loss)	(Depreciation)	of Year	of Year	Income
Franklin Mutual Global Discovery VIP Fund
Non-Controlled Affiliates
								Income from
								securities
								loaned
Institutional Fiduciary Trust - Money
Market Portfolio, 0%.. . . . . . . . .	$—	$21,908,000	$(21,908,000)	$—	$—	$—a	—	$1,064
Total Affiliated Securities. . . . .	$—	$21,908,000	$(21,908,000)	$—	$—	$—		$1,064

aAs of December 31, 2020, no longer held by the fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2020, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		$3,106,976
Long term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . .	26,241,010
Total capital loss carryforwards.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . .	$29,347,986
The tax character of distributions paid during the years ended December 31, 2020 and 2019, was as follows
	2020	2019
Distributions paid from:
Ordinary income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$14,126,592	$16,065,752
Long term capital gain.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,561,470	49,078,964
	$19,688,062	$65,144,716

Annual Report

MGD-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

5. Income Taxes (continued)

At December 31, 2020, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distributable earnings:

Undistributed ordinary income.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$385,834,100

$118,052,649 (23,136,093)

$94,916,556

$12,712,129

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of partnerships, bond market discounts and premiums, return of capital distributions, defaulted securities, foreign currency transactions and wash sales, EU reclaims, passive foreign investment company shares and tax straddles.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2020, aggregated $153,687,922 and $191,146,300, respectively.

7. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest. For the period ended December 31, 2020, the Fund recorded an uncollectible interest of $404,250 as noted in the Statement of Operations.

At December 31, 2020, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $4,031,636, representing 0.8% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

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Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

9. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

10. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2020, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

		Acquisition
Shares	Issuer	Date	Cost	Value
424,073	International Automotive Components Group Brazil LLC .	4/13/06 - 12/26/08	$281,629	$9,018

11. Other Derivative Information

At December 31, 2020, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts	Statement of		Statement of
Not Accounted for as	Assets and Liabilities		Assets and Liabilities
Hedging Instruments	Location	Fair Value	Location	Fair Value
Franklin Mutual Global Discovery VIP Fund
Foreign exchange contracts. . .
	Variation margin on futures	$—	Variation margin on futures	$230,622a
	contracts		contracts
	Unrealized appreciation on OTC	242,433	Unrealized depreciation on OTC	1,085,768
	forward exchange contracts		forward exchange contracts
Total.. . . . . . . . . . . . . . . . . . . .		$242,433		$1,316,390

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

Annual Report

MGD-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

11. Other Derivative Information (continued)

For the year ended December 31, 2020, the effect of derivative contracts in the Statement of Operations was as follows:

				Net Change in
				Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Statement of	Gain (Loss) for	Statement of	(Depreciation)
Hedging Instruments	Operations Location	the Year	Operations Location	for the Year
	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Franklin Mutual Global Discovery VIP Fund
Foreign exchange contracts. . .
	Futures contracts	$(1,661,927)	Futures contracts	$103,829
	Forward exchange contracts	(4,767,212)	Forward exchange contracts	531,023
Total.. . . . . . . . . . . . . . . . . . . .		$(6,429,139)		$634,852

For the year ended December 31, 2020, the average month end notional amount of futures contracts represented $30,263,706. The average month end contract value of forward exchange contracts was $82,634,629.

See Note 1(c) regarding derivative financial instruments.

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 5, 2021, the Borrowers, renewed the Global Credit Facility for a one year term, maturing February 4, 2022, for a total of $2.675 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2020, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

•Level 1 – quoted prices in active markets for identical financial instruments

•Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

13.Fair Value Measurements (continued)

•Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments).

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. A summary of inputs used as of December 31, 2020, in valuing the Fund's assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Franklin Mutual Global Discovery VIP Fund
Assets:
Investments in Securities:
Common Stocks:
Aerospace & Defense .. . . . . . . . . . . . . . . . . . .	$—	$7,035,891	$—		$7,035,891
Auto Components .. . . . . . . . . . . . . . . . . . . . . .	—	—	9,018		9,018
Automobiles .. . . . . . . . . . . . . . . . . . . . . . . . . .	4,963,488	—	—		4,963,488
Banks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	25,740,396	8,965,646	—		34,706,042
Beverages .. . . . . . . . . . . . . . . . . . . . . . . . . . .	6,136,746	—	—		6,136,746
Biotechnology . . . . . . . . . . . . . . . . . . . . . . . . .	1,608,178	—	—		1,608,178
Building Products .. . . . . . . . . . . . . . . . . . . . . .	6,086,611	—	—		6,086,611
Capital Markets . . . . . . . . . . . . . . . . . . . . . . . .	—	16,970,283	—		16,970,283
Chemicals . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	18,158,331	—		18,158,331
Communications Equipment .. . . . . . . . . . . . . .	4,532,280	—	—		4,532,280
Construction Materials . . . . . . . . . . . . . . . . . . .	—	6,017,295	—		6,017,295
Consumer Finance .. . . . . . . . . . . . . . . . . . . . .	7,877,159	—	—		7,877,159
Containers & Packaging .. . . . . . . . . . . . . . . . .	5,290,208	—	—		5,290,208
Diversified Financial Services .. . . . . . . . . . . . .	9,477,232	—	—		9,477,232
Diversified Telecommunication Services . . . . . .	—	5,560,170	—		5,560,170
Entertainment .. . . . . . . . . . . . . . . . . . . . . . . . .	10,977,878	—	—		10,977,878
Food Products . . . . . . . . . . . . . . . . . . . . . . . . .	10,612,892	—	—		10,612,892
Health Care Equipment & Supplies .. . . . . . . . .	13,917,755	—	—		13,917,755
Health Care Providers & Services .. . . . . . . . . .	21,118,948	—	—		21,118,948
Hotels, Restaurants & Leisure . . . . . . . . . . . . .	—	6,073,799	—		6,073,799
Industrial Conglomerates . . . . . . . . . . . . . . . . .	6,750,540	—	—		6,750,540
Insurance .. . . . . . . . . . . . . . . . . . . . . . . . . . . .	24,199,998	20,480,850	—		44,680,848
IT Services .. . . . . . . . . . . . . . . . . . . . . . . . . . .	10,469,932	—	—		10,469,932
Media .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	14,986,661	—	19,387		15,006,048
Oil, Gas & Consumable Fuels .. . . . . . . . . . . . .	25,784,290	10,235,810	—		36,020,100
Pharmaceuticals .. . . . . . . . . . . . . . . . . . . . . . .	42,503,203	15,561,764	—		58,064,967
Semiconductors & Semiconductor Equipment ..	4,888,458	7,938,825	—		12,827,283
Software . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	18,405,390	—	—		18,405,390
Technology Hardware, Storage & Peripherals ..	9,219,444	17,270,324	—		26,489,768
Textiles, Apparel & Luxury Goods .. . . . . . . . . .	—	6,655,768	—		6,655,768
Tobacco .. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,574,308	10,803,050	—		18,377,358
Wireless Telecommunication Services .. . . . . . .	—	3,609,237	—		3,609,237
Preferred Stocks .. . . . . . . . . . . . . . . . . . . . . . . .	—	12,155,426	—		12,155,426
Warrants:
Software . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	16,832	—		16,832
Textiles, Apparel & Luxury Goods .. . . . . . . . . .	38,280	—	—		38,280
Corporate Bonds .. . . . . . . . . . . . . . . . . . . . . . . .	—	11,776,658	—		11,776,658
Companies in Liquidation.. . . . . . . . . . . . . . . . . .	—	—	8,868	a	8,868
Short Term Investments. . . . . . . . . . . . . . . . . . . .	11,999,635	1,000,000	—		12,999,635
Total Investments in Securities.. . . . . . . . . . .	$305,159,910	$186,285,959	$37,273		$491,483,142
Other Financial Instruments:
Forward exchange contracts . . . . . . . . . . . . . . . .	$—	$242,433	$—		$242,433
.. . . . . . . . .Total Other Financial Instruments	$—	$242,433	$—		$242,433

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

13. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Franklin Mutual Global Discovery VIP Fund (continued)
Liabilities:
Other Financial Instruments:
Securities Sold Short. . . . . . . . . . . . . . . . . . . . . .	$9,658,529	$—	$—	$9,658,529
Forward exchange contracts.. . . . . . . . . . . . . . . .	—	1,085,768	—	1,085,768
Futures contracts.. . . . . . . . . . . . . . . . . . . . . . . .	230,622	—	—	230,622
.. . . . . . . . .Total Other Financial Instruments	$9,889,151	$1,085,768	$—	$10,974,919

aIncludes securities determined to have no value at December 31, 2020.

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the year.

14. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty

BNY	Bank of New York
BOFA	Bank of America Corp.
HSBK	HSBC Bank plc
SSBT	State Street Bank and Trust Co.
UBSW	UBS AG

Currency

EUR	Euro
GBP	British Pound
USD	United States Dollar
Selected Portfolio
ADR	American Depositary Receipt
FHLB	Federal Home Loan Banks

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Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Mutual Global Discovery VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Mutual Global Discovery VIP Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31,

2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Mutual Global Discovery VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $5,561,470 as a long term capital gain dividend for the fiscal year ended December 31, 2020.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 70.38% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2020.

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Annual Report

Franklin Mutual Shares VIP Fund

This annual report for Franklin Mutual Shares VIP Fund covers the fiscal year ended December 31, 2020.

Class 1 Performance Summary as of December 31, 2020

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Average Annual
Share Class	Total Return
1
1-Year	-4.85%
5-Year	+6.15%
10-Year	+7.26%

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/11–12/31/20)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard

&Poor’s® 500 Index (S&P 500®) and the Russell 1000® Value Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund

Summaries.

$40,000

$35,000					$36,700

$30,000					$27,148
$25,000

$20,000					$20,152
$15,000
$10,000
$5,000
1/11	12/12	12/14	12/16	12/18	12/20
	Franklin Mutual Shares VIP	S&P 500*		Russell 1000 Value Index*
	Fund

*Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report

Franklin Mutual Shares VIP Fund

Fund Goal and Main Investments

The Fund seeks capital appreciation. Its secondary goal is income. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that we believe are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock, with a current focus on companies with market capitalizations greater than $5 billion. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest up to 35% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Value securities may not increase in price as anticipated or may decline further in value. Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Securities issued by small and mid- capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in merger arbitrage securities may not be completed on the terms or within the time frame contemplated, which may result in losses to the Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default and are generally more likely to become worthless than the securities of more financially stable companies. To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to

Geographic Composition 12/31/20

% of Total
Net Assets
United States	82.1%
United Kingdom	6.9%
Switzerland	3.4%
South Korea	2.8%
Other	0.6%
Short-Term Investments & Other Net Assets	4.2%

greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s new benchmark, the Russell 1000® Value Index, posted a +2.80% total return for the period under review.1 Also for comparison, the Fund’s prior benchmark, the Standard & Poor’s® 500 Index (S&P 500®), posted a +18.40% total return for the same period.1 The Russell 1000® Value Index is replacing the S&P 500 as the Fund’s benchmark. The investment manager believes the composition of the Russell 1000® Value Index more accurately reflects the Fund’s current investment strategy and portfolio characteristics.

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI All Country World Index (USD), posted a +16.82% total return for the 12 months ended December 31, 2020.1 Stocks fell sharply in early 2020 as many investors sold equities amid fears of a global economic slowdown due to the novel coronavirus (COVID-19) pandemic. Global equities began to rebound in late March 2020 amid optimism about easing lockdown restrictions, vaccine and treatment development and economic stimulus measures. Despite declines in September and October due to geopolitical tensions and rising infection rates, markets rebounded in November and December, as positive sentiment about successful trials of COVID-19 vaccines,

1.Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Annual Report

the beginning of vaccination programs in some countries and apparent resolution of political uncertainty supported markets.

In the U.S., pandemic-related restrictions caused stiff economic headwinds, including mass layoffs that drove the unemployment rate to 14.8% in April 2020.2 According to the National Bureau of Economic Research, the longest U.S. economic expansion in history ended in February, and the country slipped into a deep recession. Equities began to rebound in the spring amid the government’s fiscal and monetary stimulus, declining jobless claims, rising retail sales and optimism about treatments and potential vaccines for COVID-19. Following a record annualized decline in second-quarter gross domestic product (GDP), resilient consumer spending helped drive third-quarter GDP to expand at a record annualized rate, although growth slowed in the fourth quarter. Equities continued to rise during the summer but declined in the fall due to concerns about possible new restrictions amid rising COVID-19 infection rates and uncertainties about additional fiscal stimulus and the U.S. presidential election. Despite signs that the economic recovery was stalling as the unemployment rate remained relatively high (6.7% at period-end) and consumer spending declined, stocks rallied in November and December, buoyed by the outcome of the U.S. presidential election, the start of COVID-19 vaccination programs and the passage of a new U.S. stimulus bill.2

In an effort to support the economy, the U.S. Federal Reserve (Fed) lowered the federal funds target rate to a range of 0.00%–0.25% in March 2020. The Fed also enacted quantitative easing measures aimed at ensuring credit flows to borrowers and supporting credit markets with open- ended bond purchasing. Furthermore, the Fed signaled that interest rates would potentially remain low, even if inflation moderately exceeded its 2% target.

In the eurozone, the economy contracted again in the fourth quarter of 2020, following quarter-on-quarter expansion in the third quarter and contractions in the first and second quarters. After several months of gains due to easing restrictions and robust stimulus measures, European developed market equities, as measured by the MSCI Europe Index (USD), declined in September and October as rising infection rates heightened investor concerns that the nascent economic revival could stall. Nevertheless, successful vaccine development and a Brexit resolution supported European developed market equities, as measured by the MSCI Europe Index (USD), to post a +5.93% total return for the period.1

2. Source: U.S. Bureau of Labor Statistics.

FRANKLIN MUTUAL SHARES VIP FUND

Top 10 Industries 12/31/20

% of Total
Net Assets
Pharmaceuticals	10.1%

Banks	8.3%

Insurance	6.3%

Media	6.0%

Software	4.8%

Oil, Gas & Consumable Fuels	4.7%

Technology Hardware, Storage & Peripherals	4.3%

Food Products	4.2%

Health Care Providers & Services	3.9%

Health Care Equipment & Supplies	3.4%

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index (USD), posted a +21.30% total return for the 12 months under review.1 Although pandemic-related lockdowns derailed economic growth in early 2020, sharp market declines were followed by rebounds as China’s economy, a key driver of the region’s economic activity, recovered from the contraction in the first quarter and expanded during the rest of 2020. Asian stocks rose as the region’s economies reopened, aided by robust stimulus measures and optimism that economic revitalization would be further spurred by COVID-19 vaccines.

Global emerging market stocks, as measured by the MSCI Emerging Markets Index (USD), posted a +18.69% total return for the period, despite steep pandemic-related declines in early 2020, benefiting from improving economic activity, stabilizing oil prices and U.S. dollar weakness.1 In spite of higher COVID-19 cases in some countries, emerging market stocks rallied near the end of 2020, bolstered by easing political uncertainty, commencement of COVID-19 vaccinations and rising commodity prices.

Investment Strategy

At Franklin Mutual Advisors, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings

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FRANKLIN MUTUAL SHARES VIP FUND

disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well. Our portfolio selection process generally includes an assessment of the potential impacts of any material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as deals, the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

A year ago, we reflected on a decade of equity market strength and solid, but weaker, returns for our value investing strategy. 2020 turned out to be an amplification of this performance gap, rather than a correction. The year started with a continuation of strong performance from market- darling growth stocks. The gap exploded as COVID-19 led to lockdowns and people working from home. The market leaders often benefited from these changes, with technology tools being adopted more quickly than before. Meanwhile, the lockdowns and disruption severely impacted many companies thought of as value stocks.

Even as central banks and governments across the globe acted through fiscal and monetary stimulus, the recovery came slowly and only accelerated when the prospects of an effective vaccine helped markets understand when the health crisis might be over. By the end of 2020, the MSCI World Value Index (USD) had recovered to be almost flat, with a -0.38% return.1 However, growth stocks advanced substantially further, as evidenced by the MSCI World Growth Index (USD), ending the year up +34.18%.1

Many signs of increased speculation in the market have appeared, with a surge in the number of IPOs not seen since the tech bubble and a boom in special purpose acquisition companies (SPACs), a type of company which raises money opportunistically and then looks around for a profitable opportunity. There is no guarantee that equity markets will not go higher or that some speculation will not be profitable, but we try to look through the speculation and continue to see attractive values in various parts of the market.

Our traditional value equity investment approach is complemented with two other strategies, distressed investing and merger arbitrage. We were active in both during 2020.

Within merger arbitrage, which involves trading the stocks of companies involved in a merger or acquisition (M&A), activity has climbed in tandem with increasing confidence about an end to the pandemic crisis. Significant new deals have been announced and some present attractive investment opportunities. In addition, the deals which were impacted by the emergence of the coronavirus have seen renegotiated terms and moved toward amicable resolution. This includes deals such as Tiffany’s acquisition by LVMH Moet Hennessy Louis Vuitton and Taubman’s acquisition by Simon Property Group. We expect an ongoing acceleration of M&A activity given a recovering economy, strong markets, and the hope for increasing regulatory and trade predictability under the incoming U.S. administration.

Within our distressed credit strategy, we targeted companies and industries directly impacted by the coronavirus pandemic. The robust government fiscal and monetary interventions have limited the number of attractive options, but we found opportunities in the energy sector and the retail and travel industries. As the vaccine news arrived and liquidity remained strong, the opportunities have become more limited. We expect to see fewer new distressed debt opportunities than the merger arbitrage opportunities discussed above.

Fund Performance

Turning to Fund performance, top positive contributors included Charter Communications, Samsung Electronics and Cognizant Technologies.

Annual Report

Shares of U.S.-based cable operator Charter Communications rallied throughout much of 2020’s second half, lifted by second-quarter earnings that exceeded consensus expectations. The stay-at-home economy emerging in the wake of the coronavirus pandemic led to an increase in the number of high-speed data subscribers and lower turnover among the existing customer base. These factors drove higher margins and increased free cash flow, which management used to buy back stock. Third-quarter results were also strong, with high-speed data net subscriber additions and residential video growth soundly beating expectations. The company’s financials also continued to improve.

After experiencing COVID-related volatility during the first few months of the year, the stock price of South Korea- based electronics and computer peripherals manufacturer Samsung Electronics started to recover in April and continued an upward trajectory for the remainder of the year, making it a leading contributor to portfolio performance. The company posted strong first-quarter results, with revenue and operating profit rising year-over-year, propelled by sales of its memory chips. Demand for memory chips increased during the lockdown, driven by hyperscale data center spending and spending to enable working from home and online learning. Investors are optimistic that strength in memory prices can continue and Samsung is expected to announce a new capital return program in early 2021, which may include a special dividend.

Shares of U.S.-based Cognizant Technology Solutions Group, a provider of information technology (IT), consulting and business process outsourcing services, rose in February largely due to fourth-quarter 2019 financial results that beat expectations. After price fluctuation in March due to uncertainty around the impact of COVID-19, the stock continued its rally after first-quarter 2020 results announced in May were also better than expected, despite softer- than-expected margins and pandemic-related expenses. Second-quarter financial results similarly beat expectations. Shares of Cognizant rallied as management’s turnaround initiatives contributed to positive investor sentiment. The pandemic has also accelerated digital transformation across industries, which resulted in solid growth for IT services vendors such as Cognizant. Growth in the company’s digital practice segments—which were up by half—drove second- quarter results. Cognizant continued to ramp up its digital strategy by acquiring seven companies that it merged into existing divisions during 2020’s first three quarters. A strong third-quarter announcement and broader recovery in IT services demand continued to support the stock price, which generally rose throughout the remainder of the period.

FRANKLIN MUTUAL SHARES VIP FUND

Top 10 Holdings 12/31/20

Company	% of Total
Industry, Country	Net Assets
Medtronic plc	3.4%
Health Care Equipment & Supplies, United
States
Charter Communications, Inc.	3.3%
Media, United States
Samsung Electronics Co. Ltd.	2.8%
Technology Hardware, Storage & Peripherals,
South Korea
Merck & Co., Inc.	2.6%
Pharmaceuticals, United States
CVS Health Corp.	2.5%
Health Care Providers & Services, United States
Oracle Corp.	2.5%
Software, United States
Walt Disney Co. (The)	2.4%
Entertainment, United States
Kraft Heinz Co. (The)	2.3%
Food Products, United States
Comcast Corp.	2.3%
Media, United States
JPMorgan Chase & Co.	2.3%
Banks, United States

During the period under review, Fund investments that detracted from performance included American International Group (AIG), Wells Fargo and Citizens Financial Group.

The stock price of U.S.-based insurer AIG fell from mid- February through late March. The declining valuation was fueled by investor concerns regarding the coronavirus outbreak and operating shortfalls in fourth-quarter earnings. An uncertain environment and changes in leadership and business strategy continued to affect the company throughout the remainder of the year, culminating in the announcement of the spinoff of its life insurance business and a change in leadership. We have since exited the position.

The performance of U.S.-based diversified financial services company Wells Fargo was affected by the regulatory restrictions placed on it following the account opening scandal, particularly the ability to grow the size of its balance sheet freely. These limits negatively impacted the company in March when a flurry of companies rushed to draw on their credit lines to strengthen their liquidity positions as the effects of the pandemic became more tangible. After the March downturn, COVID-related uncertainty and interest- rate declines continued to hinder the organization, leading management to revise its forward guidance several times throughout the year. First-quarter earnings fell short of expectations, and Wells Fargo posted a second-quarter loss, although much of it was due to the bank’s massive contribution to its loan loss reserves. The company also drastically cut its dividend. During the third quarter,

Annual Report

FRANKLIN MUTUAL SHARES VIP FUND

headline earnings fell short of expectations, but many of the costs endured during the quarter were associated with restructuring, which management expects will reduce cost in 2021. In addition to shedding its student loan business in 2020, the company looks forward to streamlining its business model further in the year ahead.

The stock price of U.S.-based banking services company Citizens Financial Group declined from mid-February through late March. The valuation reduction was fueled by investor concern regarding the coronavirus outbreak and its economic effects, including increased borrower defaults and a falling interest-rate environment which decreases the profitability of lending products. However, the price stabilized as the broader market calmed down. In April, the bank posted decent first-quarter financial results amid a deteriorating economic environment. Management reported modest increases in revenue, loans and net interest margin, and broadly stable credit performance in the loan portfolio. However, in June, bank stocks retreated based on concerns about potential dividend cuts resulting from the Federal Reserve Board’s stress tests of large banks. The company’s stock price was bolstered in July by favorable second- quarter earnings, but continued to experience volatility toward period-end as third-quarter results fell short of consensus, due in part to large payments into reserves. We have since exited the stock.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a negative overall impact on the Fund’s performance as the dollar fell against most currencies during the period.

Thank you for your participation in Franklin Mutual Shares VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN MUTUAL SHARES VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Fund-Level		Fund-Level
			Expenses		Expenses		Net
	Beginning	Ending	Paid During	Ending	Paid During		Annualized
Share	Account	Account	Period	Account	Period		Expense
Class	Value 7/1/20	Value 12/31/20	7/1/20–12/31/201,2	Value 12/31/20	7/1/20–12/31/201,2	a	Ratio2
1	$1,000	$1,206.00	$3.99	$1,021.52	$3.65		0.72%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Mutual Shares VIP Fund

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 1

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$19.19	$17.71	$20.71	$20.40	$19.48
Income from investment operationsa:	0.55c	0.46	0.36	0.49	0.50
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	(1.68)	3.39	(2.04)	1.22	2.56
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	(1.13)	3.85	(1.68)	1.71	3.06
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.50)	(0.42)	(0.55)	(0.53)	(0.46)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.63)	(1.95)	(0.77)	(0.87)	(1.68)
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.13)	(2.37)	(1.32)	(1.40)	(2.14)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$16.93	$19.19	$17.71	$20.71	$20.40
Total returnd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4.85)%	22.92%	(8.86)%	8.64%	16.35%
Ratios to average net assets	0.73%	0.71%	0.71%	0.72%	0.72%
Expensese,f,g.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Expenses - incurred in connection with securities sold short.	0.01%	0.02%	0.01%	—	0.01%
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	3.48%c	2.35%	1.77%	2.34%	2.57%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$157,734	$158,431	$537,324	$653,700	$610,395
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	36.96%	38.50%	24.67%	18.32%	24.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends and EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.27%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gIncludes dividends and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares VIP Fund (continued)

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 2

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$18.81	$17.40	$20.36	$20.08	$19.20
Income from investment operationsa:	0.51c	0.40	0.31	0.43	0.45
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	(1.65)	3.32	(2.00)	1.20	2.52
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	(1.14)	3.72	(1.69)	1.63	2.97
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.45)	(0.36)	(0.50)	(0.48)	(0.41)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.63)	(1.95)	(0.77)	(0.87)	(1.68)
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.08)	(2.31)	(1.27)	(1.35)	(2.09)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$16.59	$18.81	$17.40	$20.36	$20.08
Total returnd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(5.04)%	22.57%	(9.07)%	8.35%	16.06%
Ratios to average net assets	0.98%	0.96%	0.96%	0.97%	0.97%
Expensese,f,g.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Expenses - incurred in connection with securities sold short.	0.01%	0.02%	0.01%	—	0.01%
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	3.25%c	2.10%	1.52%	2.09%	2.32%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$2,620,645	$2,931,753	$2,516,834	$3,476,913	$3,621,358
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	36.96%	38.50%	24.67%	18.32%	24.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends and EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.04%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gIncludes dividends and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

The accompanying notes are an integral part of these financial statements.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares VIP Fund (continued)

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 4

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$18.99	$17.55	$20.53	$20.23	$19.32
Income from investment operationsa:	0.49c	0.38	0.29	0.41	0.44
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	(1.66)	3.36	(2.02)	1.21	2.53
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	(1.17)	3.74	(1.73)	1.62	2.97
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.44)	(0.35)	(0.48)	(0.45)	(0.38)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.63)	(1.95)	(0.77)	(0.87)	(1.68)
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.07)	(2.30)	(1.25)	(1.32)	(2.06)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$16.75	$18.99	$17.55	$20.53	$20.23
Total returnd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(5.17)%	22.44%	(9.16)%	8.25%	15.94%
Ratios to average net assets	1.08%	1.06%	1.06%	1.07%	1.07%
Expensese,f,g.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Expenses - incurred in connection with securities sold short.	0.01%	0.02%	0.01%	—	0.01%
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	3.13%c	2.00%	1.42%	1.99%	2.22%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$116,704	$120,345	$105,047	$122,942	$122,476
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	36.96%	38.50%	24.67%	18.32%	24.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends and EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.92%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gIncludes dividends and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2020

Franklin Mutual Shares VIP Fund

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks 93.8%
	Aerospace & Defense 2.3%
	BAE Systems plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	4,955,228		$33,047,711
	Huntington Ingalls Industries, Inc... . . . . . . . . . . . . . . . . . . . . . . . .	United States	201,965		34,430,993
					67,478,704
	Auto Components 0.0%†
	a,b,cInternational Automotive Components Group Brazil LLC. . . . . . . . .	Belgium	1,730,515		36,801
	Automobiles 0.9%
	General Motors Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	626,250		26,077,050
	Banks 8.3%
	Bank of America Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,220,023		36,978,897
	Citigroup, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	998,798		61,585,885
	JPMorgan Chase & Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	528,683		67,179,749
	Synovus Financial Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	962,235		31,147,547
	Wells Fargo & Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,416,289		42,743,602
					239,635,680
	Beverages 0.6%
	Heineken NV. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Netherlands	158,036		17,612,080
	Biotechnology 0.3%
	bAlexion Pharmaceuticals, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	59,817		9,345,808
	Building Products 1.7%
	Johnson Controls International plc. . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,052,349		49,028,940
	Capital Markets 1.2%
	Credit Suisse Group AG. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Switzerland	2,740,559		35,383,025
	Communications Equipment 1.0%
	Cisco Systems, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	645,776		28,898,476
	Consumer Finance 1.9%
	Capital One Financial Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	561,002		55,455,048
	Containers & Packaging 1.5%
	International Paper Co... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	863,984		42,957,284
	Diversified Financial Services 2.1%
	bBerkshire Hathaway, Inc., B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	64,294		14,907,850
	Voya Financial, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	758,210		44,590,330
					59,498,180
	Diversified Telecommunication Services 0.3%
	a,b,cWindstream Holdings, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	609,467		8,068,734
	Electric Utilities 1.0%
	Pinnacle West Capital Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	367,001		29,341,730
	Electrical Equipment 2.2%
	bSensata Technologies Holding plc.. . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,214,086		64,030,896
	Electronic Equipment, Instruments & Components 0.6%
	Corning, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	497,343		17,904,348
	Energy Equipment & Services 0.8%
	Schlumberger NV.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,034,400		22,580,952
	Entertainment 2.4%
	bWalt Disney Co. (The).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	380,169		68,879,019

The accompanying notes are an integral part of these financial statements.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	Equity Real Estate Investment Trusts (REITs) 1.2%
	Alexander's, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	31,168		$8,644,445
	Uniti Group, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	517,941		6,075,448
	Vornado Realty Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	577,242		21,554,216
					36,274,109
	Food & Staples Retailing 1.8%
	Kroger Co. (The). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,604,213		50,949,805
	Food Products 4.2%
	Archer-Daniels-Midland Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	647,613		32,646,171
	Conagra Brands, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	606,522		21,992,488
	Kraft Heinz Co. (The). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,959,930		67,931,174
					122,569,833
	Health Care Equipment & Supplies 3.4%
	Medtronic plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	828,839		97,090,200
	Health Care Providers & Services 3.9%
	Anthem, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	126,694		40,680,176
	CVS Health Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,074,742		73,404,879
					114,085,055
	Household Durables 2.7%
	Lennar Corp., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	398,374		30,368,050
	Newell Brands, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,255,143		47,876,686
					78,244,736
	Household Products 0.7%
	Energizer Holdings, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	494,021		20,837,806
	Industrial Conglomerates 1.4%
	General Electric Co... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,783,136		40,857,869
	Insurance 7.0%
	Alleghany Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	106,350		64,202,431
	Everest Re Group Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	142,284		33,307,262
	Hartford Financial Services Group, Inc. (The). . . . . . . . . . . . . . . . .	United States	1,040,835		50,980,098
	MetLife, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	732,181		34,375,898
	Willis Towers Watson plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	90,068		18,975,526
					201,841,215
	IT Services 2.1%
	Cognizant Technology Solutions Corp., A. . . . . . . . . . . . . . . . . . . .	United States	748,658		61,352,523
	Media 6.0%
	bCharter Communications, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	145,766		96,431,497
	Comcast Corp., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,282,070		67,180,468
	biHeartMedia, Inc., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	717,645		9,315,032
	a,biHeartMedia, Inc., B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	12,783		154,309
					173,081,306
	Oil, Gas & Consumable Fuels 4.7%
	BP plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	13,763,147		47,496,552
	Kinder Morgan, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,821,394		24,898,456
	Williams Cos., Inc. (The).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,163,081		63,419,774
					135,814,782
	Pharmaceuticals 10.3%
	bElanco Animal Health, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	326,387		10,010,289

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

a	a	Country	Shares

a

Value

a	a	a	a		a	a
	Common Stocks (continued)
	Pharmaceuticals (continued)
	Eli Lilly and Co... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	396,656			$66,971,399
	GlaxoSmithKline plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	3,207,819			58,700,848
	Merck & Co., Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	916,817			74,995,631
	Novartis AG, ADR.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Switzerland	676,615			63,892,754
	Perrigo Co. plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	524,909			23,473,931
						298,044,852
	Semiconductors & Semiconductor Equipment 1.0%
	bInphi Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	47,300			7,590,231
	Xilinx, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	146,300			20,740,951
						28,331,182
	Software 3.2%
	bAvaya Holdings Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	116			2,221
	NortonLifeLock, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,034,757			21,502,251
	Oracle Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,110,810			71,858,299
						93,362,771
	Specialty Retail 1.1%
	Tiffany & Co... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	210,393			27,656,160
	a,bTRU Kids Parent LLC.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,039			4,656,309
	a,bWayne Services Legacy, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,039			—
						32,312,469
	Technology Hardware, Storage & Peripherals 4.3%
	Samsung Electronics Co. Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . .	South Korea	1,077,041			80,306,987
	Western Digital Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	796,144			44,098,416
						124,405,403
	Textiles, Apparel & Luxury Goods 1.4%
	PVH Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	417,411			39,190,719
	Tobacco 3.0%
	Altria Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	674,777			27,665,857
	British American Tobacco plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	1,292,980			48,020,738
	British American Tobacco plc, ADR.. . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	307,878			11,542,346
						87,228,941
	Wireless Telecommunication Services 1.3%
	bT-Mobile US, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	219,900			29,653,515
	Vodafone Group plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	4,928,703			8,095,927
						37,749,442
	. .Total Common Stocks (Cost $2,066,489,398). . . . . .	. . . . . . . . . . . . . . . . . .	. . . . . . .	. . .		2,715,837,773
			Warrants

	Warrants 0.0%†
	Diversified Telecommunication Services 0.0%†
	a,bWindstream Holdings, Inc., 9/21/55.. . . . . . . . . . . . . . . . . . . . . . . .	United States	34,368			454,998
	Software 0.0%†
	bAvaya Holdings Corp., 12/15/22. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	91,551			297,541
	. .Total Warrants (Cost $436,130).. . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . .	. . . . . . .	. . .		752,539

The accompanying notes are an integral part of these financial statements.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	Corporate Bonds 3.5%
	Airlines 1.1%
	dAmerican Airlines, Inc., Senior Secured Note, 144A, 11.75%, 7/15/25.	United States	17,841,000		$20,601,895
	dMileage Plus Holdings LLC / Mileage Plus Intellectual Property
	Assets Ltd., Senior Secured Note, 144A, 6.5%, 6/20/27.. . . . . . .	United States	11,070,000		11,921,006
					32,522,901
	Diversified Telecommunication Services 0.9%
	eFrontier Communications Corp.,
	Senior Note, 10.5%, 9/15/22 .. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	22,633,000		11,848,715
	Senior Note, 11%, 9/15/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	25,535,000		13,453,753
					25,302,468
	Machinery 0.2%
	dNavistar International Corp., Senior Secured Note, 144A, 9.5%,
	5/01/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,878,200		5,484,926
	Multiline Retail 0.2%
	dMacy's, Inc., Senior Secured Note, 144A, 8.375%, 6/15/25. . . . . . .	United States	4,438,000		4,933,281
	Software 1.1%
	dVeritas US, Inc. / Veritas Bermuda Ltd.,
	Senior Note, 144A, 10.5%, 2/01/24 .. . . . . . . . . . . . . . . . . . . . . .	United States	23,445,000		23,929,491
	Senior Secured Note, 144A, 7.5%, 2/01/23 .. . . . . . . . . . . . . . . .	United States	2,856,000		2,868,209
	Senior Secured Note, 144A, 7.5%, 9/01/25 .. . . . . . . . . . . . . . . .	United States	6,752,000		6,937,680
					33,735,380
	Total Corporate Bonds (Cost $113,484,377).. . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . .		. . .	101,978,956
	fSenior Floating Rate Interests 0.4%

	Software 0.4%
	gVeritas US, Inc., Term Loan, B, 6.5%, (3-month USD LIBOR + 5.5%),
	9/01/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	10,477,740		10,463,333
	.. . . . . . . . . . . . . . . . . . . . . . .Total Senior Floating Rate Interests (Cost $10,283,135)			. . .	10,463,333
			Shares

	Companies in Liquidation 0.0%†
	a,b,hBosgen Liquidating Trust c/o Verdolino and Lowey P.C., Contingent
	Distribution. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Netherlands	347,093		—
	a,b,hTribune Media, Litigation Trust, Contingent Distribution. . . . . . . . . .	United States	397,730		—
	a,b,hVistra Energy Corp., Litigation Trust, Contingent Distribution.. . . . .	United States	90,618,405		135,928
	a,b,hWalter Energy, Inc., Litigation Trust, Contingent Distribution.. . . . . .	United States	6,301,000		—
	. . . . . . . . . . . . . . . . . . . . . . .Total Companies in Liquidation (Cost $2,834,275).. . . . .			. . .	135,928
	Total Long Term Investments (Cost $2,193,527,315).. . .
		. . .	2,829,168,529
	Short Term Investments 1.8%

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	U.S. Government and Agency Securities 1.8%
iFHLB, 1/04/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		United States	10,000,000		10,000,000
iU.S. Treasury Bills,
	1/05/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,000,000		5,000,001
j	1/14/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,000,000		3,999,961

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

Short Term Investments (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a		a	a
	U.S. Government and Agency Securities (continued)
iU.S. Treasury Bills, (continued)
j	1/21/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,000,000			$4,999,917
j	2/04/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,000,000			5,999,768
j	2/11/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,000,000			5,999,683
j	6/10/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	15,000,000			14,995,241
j	6/24/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,500,000			2,499,139
						43,493,710
	.. . . . . . . . . . . . . .Total U.S. Government and Agency Securities (Cost $53,491,453)			. . .		53,493,710
	Total Short Term Investments (Cost $53,491,453).
		. . . . . . . . . . . . . . . . .	. . . . . . . .	. . .		53,493,710
	Total Investments (Cost $2,247,018,768) 99.5%. . .
		. . . . . . . . . . . . . . . . .	. . . . . . . .	. . .		$2,882,662,239
	Securities Sold Short (1.9)%.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .					(55,249,855)
	Other Assets, less Liabilities 2.4%. . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . .	. . . . . . . .	. . .		67,670,775
	. . .Net Assets 100.0%. . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . .	. . . . . . . .	. . .		$2,895,083,159
			Shares

	Securities Sold Short (1.9)%
	Common Stocks (1.9)%
	Insurance (0.7)%
kAon plc, A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		United States	97,273			(20,550,867)
	Pharmaceuticals (0.2)%
kAstraZeneca plc, ADR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		United Kingdom	127,069			(6,352,179)
kSemiconductors & Semiconductor Equipment (1.0)%
	Advanced Micro Devices, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	252,134			(23,123,209)
	Marvell Technology Group Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	109,878			(5,223,600)
						(28,346,809)

Total Common Stocks (Proceeds $54,658,735).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total Securities Sold Short (Proceeds $54,658,735). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

(55,249,855)

$(55,249,855)

*The principal amount is stated in U.S. dollars unless otherwise indicated.

† Rounds to less than 0.1% of net assets.

a Fair valued using significant unobservable inputs. See Note 12 regarding fair value measurements. b Non-income producing.

c See Note 9 regarding restricted securities.

d Security was purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. 144A securities may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. Regulation S securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2020, the aggregate value of these securities was $76,676,488, representing 2.6% of net assets.

eSee Note 7 regarding credit risk and defaulted securities.

fSee Note 1(f) regarding senior floating rate interests.

gThe coupon rate shown represents the rate at period end.

hContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

iThe security was issued on a discount basis with no stated coupon rate.

jA portion or all of the security has been segregated as collateral for securities sold short and/or open forward exchange contract. At December 31, 2020, the aggregate value of these securities pledged amounted to $30,077,000, representing 1.0% of net assets.

kSee Note 1(d) regarding securities sold short.

The accompanying notes are an integral part of these financial statements.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

At December 31, 2020, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

					Value/
					Unrealized
		Number of	Notional	Expiration	Appreciation
Description	Type	Contracts	Amount*	Date	(Depreciation)
Foreign exchange contracts	Short	39	$5,969,925	3/15/21	$(35,213)
Foreign Exchange EUR/USD. . . . . . . . . . . . . . . . . . . .
Foreign Exchange GBP/USD. . . . . . . . . . . . . . . . . . . .	Short	446	38,074,462	3/15/21	(565,439)
Total Futures Contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .					$(600,652)

*As of period end.

At December 31, 2020, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

	Counter-			Contract	Settlement	Unrealized	Unrealized
Currency	partya	Type	Quantity	Amount*	Date	Appreciation	Depreciation
a	a	a	a	a	a	a	a
OTC Forward Exchange Contracts
British Pound. . . . . . .	BNY	Buy	868,495	1,181,261	1/19/21	$6,645	$—
British Pound. . . . . . .	BOFA	Buy	2,215,312	2,898,020	1/19/21	132,027	—
British Pound. . . . . . .	BOFA	Sell	970,000	1,289,199	1/19/21	—	(37,542)
British Pound. . . . . . .	HSBK	Buy	4,546,959	4,925,332	1/19/21	101,601	—
British Pound. . . . . . .	HSBK	Sell	23,898,346	31,333,163	1/19/21	—	(1,354,398)
British Pound. . . . . . .	SSBT	Sell	270,445	358,706	1/19/21	—	(11,202)
British Pound. . . . . . .	UBSW	Buy	3,077,763	4,150,424	1/19/21	59,264	—
British Pound. . . . . . .	UBSW	Sell	4,713,613	6,309,979	1/19/21	—	(137,185)
Swiss Franc.. . . . . . .	HSBK	Sell	14,940,976	16,835,528	2/16/21	—	(62,705)
Swiss Franc.. . . . . . .	UBSW	Sell	14,940,976	16,830,635	2/16/21	—	(67,597)
Euro.. . . . . . . . . . . . .	HSBK	Sell	4,288,795	5,208,334	2/23/21	—	(37,227)
South Korean Won.. .	HSBK	Buy	15,981,640,747	14,442,764	5/14/21	242,622	—
South Korean Won.. .	HSBK	Sell	34,999,519,250	31,308,787	5/14/21	—	(851,957)
South Korean Won.. .	UBSW	Sell	14,950,923,952	13,389,043	5/14/21	—	(349,226)
South Korean Won.. .	HSBK	Sell	39,878,506,618	36,100,480	6/18/21	—	(541,407)
South Korean Won.. .	UBSW	Sell	9,030,995,877	8,156,146	6/18/21	—	(141,875)
Total Forward Exchange Contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .						$542,159	$(3,592,321)
Net unrealized appreciation (depreciation). . . .			. . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . .	. . . . . . . .		$(3,050,162)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 10 regarding other derivative information.

See Abbreviations on page MS-32.

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2020

Franklin Mutual
Shares VIP
Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,247,018,768
Value - Unaffiliated issuers .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,882,662,239
Cash.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	249,463
Receivables:
Investment securities sold.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,218,599
Capital shares sold.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	77,457
Dividends and interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,193,647
European Union tax reclaims (Note 1g) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,300,357
Deposits with brokers for:
Securities sold short. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	55,864,970
Futures contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,199,421
Variation margin on futures contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	83,819
Unrealized appreciation on OTC forward exchange contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	542,159
Other assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	510,791
Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,960,902,922
Liabilities:
Payables:
Investment securities purchased.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,588,829
Capital shares redeemed. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,490,220
Management fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,640,057
Distribution fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	584,295
Securities sold short, at value (proceeds $54,658,735).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	55,249,855
Unrealized depreciation on OTC forward exchange contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,592,321
Accrued expenses and other liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	674,186
Total liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	65,819,763
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,895,083,159
Net assets consist of:
Paid-in capital.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,293,080,699
Total distributable earnings (losses).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	602,002,460
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,895,083,159
Franklin Mutual
Shares VIP
Fund
Class 1:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$157,733,886
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	9,315,159
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$16.93
Class 2:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,620,645,087
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	158,010,079
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$16.59
Class 4:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$116,704,186
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	6,966,093
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$16.75

The accompanying notes are an integral part of these financial statements.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2020

Franklin Mutual
Shares VIP
Fund
Investment income:
Dividends: (net of foreign taxes of $1,075,153)
Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$93,301,427
Interest:
Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,460,951
Adjustment for uncollectible interest (Note 7)	(2,537,110)
Income from securities loaned:
Unaffiliated entities (net of fees and rebates).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,493
Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,234
Other income (Note 1g) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,547,616
Total investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	107,778,611
Expenses:
Management fees (Note 3a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17,224,633
Distribution fees: (Note 3c)
Class 2. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,771,709
Class 4. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	368,212
Custodian fees (Note 4).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19,860
Reports to shareholders.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	538,247
Professional fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	182,211
Trustees' fees and expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,435
Dividends on securities sold short. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	390,444
Other.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	192,728
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Total expenses	24,703,479
Expense reductions (Note 4).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(14,263)
Expenses waived/paid by affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,883)
Net expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	24,687,333
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	83,091,278
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(76,454,397)
Written options.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(262,792)
Realized gain distributions from REITs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	866,978
Foreign currency transactions.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17,575
Forward exchange contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(7,306,854)
Futures contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(994,414)
Securities sold short.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,409,935)
Net realized gain (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(85,543,839)
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(175,321,183)
Translation of other assets and liabilities denominated in foreign currencies.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	305,714
Forward exchange contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(664,306)
Futures contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	119,615
Securities sold short.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,381,584
Net change in unrealized appreciation (depreciation). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(174,178,576)
Net realized and unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(259,722,415)
Net increase (decrease) in net assets resulting from operations.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$(176,631,137)

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Mutual Shares VIP Fund
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$83,091,278	$70,482,893
Net realized gain (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(85,543,839)	95,516,825
Net change in unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . .	(174,178,576)	497,609,167
Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . . . .	(176,631,137)	663,608,885
Distributions to shareholders:
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(9,923,875)	(35,828,591)
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(153,724,682)	(330,340,832)
Class 4.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(7,227,115)	(13,089,406)
Total distributions to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(170,875,672)	(379,258,829)
Capital share transactions: (Note 2)
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,161,489	(436,530,771)
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,448,782	198,182,849
Class 4.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,450,316	5,322,730
Total capital share transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	32,060,587	(233,025,192)
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net increase (decrease) in net assets	(315,446,222)	51,324,864
Net assets:
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,210,529,381	3,159,204,517
End of year.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,895,083,159	$3,210,529,381

The accompanying notes are an integral part of these financial statements.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Mutual Shares VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Shares VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust's Board of Trustees (the Board), the Fund's administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund's pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund's pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund's net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Annual Report

Franklin Mutual Shares VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund's business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund's securities to the latest indications of fair value at 4 p.m Eastern time. At December 31, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund's NAV is not calculated, which could result in differences between the value of the Fund's portfolio securities on the last business day and the last calendar day of the reporting period. Any security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

c. Derivative Financial Instruments (continued)

Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2020 the Fund had OTC derivatives in a net liability position of $3,050,162 and the aggregate value of collateral pledged for such contracts was $3,166,835.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund's custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund's investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate and equity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss. The Fund did not hold any option contracts at period end.

See Note 10 regarding other derivative information.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements

Annual Report

Franklin Mutual Shares VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

d. Securities Sold Short (continued)

until the short position is closed out. A deposit must also be maintained with the Fund's custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

e. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives collateral in the form of cash and/or U.S. Government and Agency securities against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. Any cash collateral received is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to any cash collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2020, the Fund had no securities on Loan.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale. On July 27, 2017, the United Kingdom's Financial Conduct Authority announced its intention to cease sustaining LIBOR after 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund's investments that use or may use a floating rate based on LIBOR cannot yet be determined.

g. Income and Deferred Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

g. Income and Deferred Taxes (continued)

related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Dividend income, capital gain distributions are recorded on the ex- dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Amount	Shares	Amount
Class 1 Shares:
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	991,549	$14,998,414	765,653	$14,772,259
Shares issued in reinvestment of distributions.. . . . . . . . . .	686,298	9,923,875	2,031,099	35,828,591
Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(619,658)	(9,760,800)	(24,880,289)	(487,131,621)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .	1,058,189	$15,161,489	(22,083,537)	$(436,530,771)
Class 2 Shares:
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	22,804,922	$339,671,560	29,854,091	$583,466,693
Shares issued in reinvestment of distributions.. . . . . . . . . .	10,848,601	153,724,682	19,094,846	330,340,832
Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(31,525,525)	(483,947,460)	(37,705,675)	(715,624,676)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .	2,127,998	$9,448,782	11,243,262	$198,182,849
Class 4 Shares:
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,256,949	$18,190,882	625,179	$11,842,479
Shares issued in reinvestment of distributions.. . . . . . . . . .	504,687	7,227,115	749,250	13,089,406
Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,132,933)	(17,967,681)	(1,022,438)	(19,609,155)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .	628,703	$7,450,316	351,991	$5,322,730

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion

0.645%	Over $5 billion, up to and including $10 billion

0.625%	Over $10 billion, up to and including $15 billion

0.595%	Over $15 billion, up to and including $20 billion
0.585%	Over $20 billion, up to and including $25 billion

0.565%	Over $25 billion, up to and including $30 billion
0.555%	Over $30 billion, up to and including $35 billion

0.545%	In excess of $35 billion

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund's average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2020, the Fund held investments in affiliated management investment companies as follows:

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies (continued)

					Net Change in		Number of
	Value at				Unrealized	Value	Shares Held
	Beginning			Realized Gain	Appreciation	at End	at End	Investment
	of Year	Purchases	Sales	(Loss)	(Depreciation)	of Year	of Year	Income
Franklin Mutual Shares VIP Fund
Non-Controlled Affiliates
								Income from
								securities
								loaned
Institutional Fiduciary Trust - Money
Market Portfolio, 0%.. . . . . . . . .	$—	$20,927,000	$(20,927,000)	$—	$—	$—	—	$3,234
Total Affiliated Securities. . . . .	$—	$20,927,000	$(20,927,000)	$—	$—	$—		$3,234

f. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended December 31, 2020, these purchase and sale transactions aggregated $0 and $1,702,055, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2020, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		$9,931,155
Long term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . .	75,381,114
Total capital loss carryforwards.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . .	$85,312,269
The tax character of distributions paid during the years ended December 31, 2020 and 2019, was as follows:
	2020	2019
Distributions paid from:
Ordinary income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$91,085,601	$66,965,945
Long term capital gain.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	79,790,071	312,292,884
	$170,875,672	$379,258,829

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

5. Income Taxes (continued)

At December 31, 2020, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distributable earnings:

Undistributed ordinary income.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$2,217,193,537

$764,953,178 (158,385,145)

$606,568,033

$76,328,333

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of EU reclaims, partnerships, defaults, return of capital from securities, foreign currency transactions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2020, aggregated $978,618,859 and $908,035,887, respectively.

7. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest. For the year ended December 31, 2020, the Fund recorded an adjustment for uncollectible interest of $2,537,110 as noted in the Statement of Operations.

At December 31, 2020, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $25,302,468, representing 0.9% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

9. Restricted Securities (continued)

At December 31, 2020, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

		Acquisition
Shares	Issuer	Date	Cost	Value
Franklin Mutual Shares VIP Fund
1,730,515	International Automotive Components Group Brazil LLC .	12/26/08	$1,149,241	$36,801
609,467	aWindstream Holdings, Inc. .. . . . . . . . . . . . . . . . . . . . .	9/21/20	4,827,676	8,068,734
	. . . .Total Restricted Securities (Value is 0.28% of Net Assets)	. . . . . . . . .	$5,976,917	$8,105,535

aThe Fund also invests in unrestricted securities of the issuer, valued at $454,998 as of December 31, 2020.

10. Other Derivative Information

At December 31, 2020, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts	Statement of		Statement of
Not Accounted for as	Assets and Liabilities		Assets and Liabilities
Hedging Instruments	Location	Fair Value	Location	Fair Value
Franklin Mutual Shares VIP Fund
Foreign exchange contracts. . .
	Variation margin on futures	$—	Variation margin on futures	$600,652a
	contracts		contracts
	Unrealized appreciation on OTC	542,159	Unrealized depreciation on OTC	3,592,321
	forward exchange contracts		forward exchange contracts
Total.. . . . . . . . . . . . . . . . . . . .		$542,159		$4,192,973

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2020, the effect of derivative contracts in the Statement of Operations was as follows:

				Net Change in
				Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Statement of	Gain (Loss) for	Statement of	(Depreciation)
Hedging Instruments	Operations Location	the Year	Operations Location	for the Year
	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Franklin Mutual Shares VIP Fund
Foreign exchange contracts. . .
	Futures contracts	$(994,414)	Futures contracts	$119,615
	Forward exchange contracts	(7,306,854)	Forward exchange contracts	(664,306)
Equity Contracts.. . . . . . . . . . .
	Written options	(262,792)	Written options	—
Total.. . . . . . . . . . . . . . . . . . . .		$(8,564,060)		$(544,691)

For the year ended December 31, 2020, the average month end notional amount of futures contracts and options represented $56,504,189 and 885 shares, respectively. The average month end contract value of forward exchange contracts was $154,922,257.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

10. Other Derivative Information (continued)

See Note 1(d) regarding derivative financial instruments.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 5, 2021, the Borrowers, renewed the Global Credit Facility for a one year term, maturing February 4, 2022, for a total of $2.675 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2020, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

•Level 1 – quoted prices in active markets for identical financial instruments

•Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2020, in valuing the Fund's assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Mutual Shares VIP Fund
Assets:
Investments in Securities:
Common Stocks:
Aerospace & Defense .. . . . . . . . . . . . . . . . . . .	$34,430,993	$33,047,711	$—	$67,478,704
Auto Components .. . . . . . . . . . . . . . . . . . . . . .	—	—	36,801	36,801
Automobiles .. . . . . . . . . . . . . . . . . . . . . . . . . .	26,077,050	—	—	26,077,050
Banks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	239,635,680	—	—	239,635,680
Beverages .. . . . . . . . . . . . . . . . . . . . . . . . . . .	17,612,080	—	—	17,612,080
Biotechnology . . . . . . . . . . . . . . . . . . . . . . . . .	9,345,808	—	—	9,345,808
Building Products .. . . . . . . . . . . . . . . . . . . . . .	49,028,940	—	—	49,028,940
Capital Markets . . . . . . . . . . . . . . . . . . . . . . . .	—	35,383,025	—	35,383,025
Communications Equipment .. . . . . . . . . . . . . .	28,898,476	—	—	28,898,476
Consumer Finance .. . . . . . . . . . . . . . . . . . . . .	55,455,048	—	—	55,455,048
Containers & Packaging .. . . . . . . . . . . . . . . . .	42,957,284	—	—	42,957,284

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

12. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Franklin Mutual Shares VIP Fund (continued)
Assets: (continued)
Investments in Securities:
Common Stocks:
Diversified Financial Services .. . . . . . . . . . . . .	$59,498,180	$—	$—	$59,498,180
Diversified Telecommunication Services . . . . . .	—	—	8,068,734	8,068,734
Electric Utilities .. . . . . . . . . . . . . . . . . . . . . . . .	29,341,730	—	—	29,341,730
Electrical Equipment .. . . . . . . . . . . . . . . . . . . .	64,030,896	—	—	64,030,896
Electronic Equipment, Instruments &
Components .. . . . . . . . . . . . . . . . . . . . . . . .	17,904,348	—	—	17,904,348
Energy Equipment & Services . . . . . . . . . . . . .	22,580,952	—	—	22,580,952
Entertainment .. . . . . . . . . . . . . . . . . . . . . . . . .	68,879,019	—	—	68,879,019
Equity Real Estate Investment Trusts (REITs) ..	36,274,109	—	—	36,274,109
Food & Staples Retailing . . . . . . . . . . . . . . . . .	50,949,805	—	—	50,949,805
Food Products . . . . . . . . . . . . . . . . . . . . . . . . .	122,569,833	—	—	122,569,833
Health Care Equipment & Supplies .. . . . . . . . .	97,090,200	—	—	97,090,200
Health Care Providers & Services .. . . . . . . . . .	114,085,055	—	—	114,085,055
Household Durables .. . . . . . . . . . . . . . . . . . . .	78,244,736	—	—	78,244,736
Household Products .. . . . . . . . . . . . . . . . . . . .	20,837,806	—	—	20,837,806
Industrial Conglomerates . . . . . . . . . . . . . . . . .	40,857,869	—	—	40,857,869
Insurance .. . . . . . . . . . . . . . . . . . . . . . . . . . . .	201,841,215	—	—	201,841,215
IT Services .. . . . . . . . . . . . . . . . . . . . . . . . . . .	61,352,523	—	—	61,352,523
Media .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	172,926,997	—	154,309	173,081,306
Oil, Gas & Consumable Fuels .. . . . . . . . . . . . .	88,318,230	47,496,552	—	135,814,782
Pharmaceuticals .. . . . . . . . . . . . . . . . . . . . . . .	239,344,004	58,700,848	—	298,044,852
Semiconductors & Semiconductor Equipment ..	28,331,182	—	—	28,331,182
Software . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	93,362,771	—	—	93,362,771
Specialty Retail . . . . . . . . . . . . . . . . . . . . . . . .	27,656,160	—	4,656,309a	32,312,469
Technology Hardware, Storage & Peripherals ..	44,098,416	80,306,987	—	124,405,403
Textiles, Apparel & Luxury Goods .. . . . . . . . . .	39,190,719	—	—	39,190,719
Tobacco .. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	39,208,203	48,020,738	—	87,228,941
Wireless Telecommunication Services .. . . . . . .	29,653,515	8,095,927	—	37,749,442
Warrants:
Diversified Telecommunication Services . . . . . .	—	—	454,998	454,998
Software . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	297,541	—	297,541
Corporate Bonds .. . . . . . . . . . . . . . . . . . . . . . . .	—	101,978,956	—	101,978,956
Senior Floating Rate Interests.. . . . . . . . . . . . . . .	—	10,463,333	—	10,463,333
Companies in Liquidation.. . . . . . . . . . . . . . . . . .	—	—	135,928a	135,928
Short Term Investments. . . . . . . . . . . . . . . . . . . .	43,493,710	10,000,000	—	53,493,710
Total Investments in Securities.. . . . . . . . . . .	$2,435,363,542	$433,791,618	$13,507,079	$2,882,662,239
Other Financial Instruments:
Forward exchange contracts . . . . . . . . . . . . . . . .	$—	$542,159	$—	$542,159
.. . . . . . . . .Total Other Financial Instruments	$—	$542,159	$—	$542,159
Liabilities:
Other Financial Instruments:
Securities Sold Short. . . . . . . . . . . . . . . . . . . . . .	55,249,855	—	—	55,249,855
Forward exchange contracts.. . . . . . . . . . . . . . . .	$—	$3,592,321	$—	$3,592,321
Futures contracts.. . . . . . . . . . . . . . . . . . . . . . . .	600,652	—	—	600,652
.. . . . . . . . .Total Other Financial Instruments	$55,850,507	$3,592,321	$—	$59,442,828

aIncludes securities determined to have no value at December 31, 2020.

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the year.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

13. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in financial statements.

Abbreviations

Counterparty

BNY	Bank of New York
BOFA	Bank of America Corp.
HSBK	HSBC Bank plc
SSBT	State Street Bank and Trust Co.
UBSW	UBS AG

Currency

EUR	Euro
GBP	British Pound
USD	United States Dollar
Selected Portfolio
ADR	American Depositary Receipt
FHLB	Federal Home Loan Banks
LIBOR	London Inter-Bank Offered Rate

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Mutual Shares VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Mutual Shares VIP Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Mutual Shares VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $79,790,071 as a long term capital gain dividend for the fiscal year ended December 31, 2020.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 78.65% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2020.

Annual Report

Franklin Rising Dividends VIP Fund

This annual report for Franklin Rising Dividends VIP Fund covers the fiscal year ended December 31, 2020.

Class 1 Performance Summary as of December 31, 2020

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Average Annual
Share Class	Total Return
1
1-Year	+16.23%
5-Year	+15.04%
10-Year	+12.64%

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/11–12/31/20)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard

&Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

$40,000

$35,000					$36,700
					$32,893
$30,000

$25,000
$20,000
$15,000
$10,000
$5,000
1/11	12/12	12/14	12/16	12/18	12/20
		Franklin Rising Dividends	S&P 500*
		VIP Fund

*Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

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Franklin Rising Dividends VIP Fund

Fund Goal and Main Investments

The Fund seeks long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid consistently rising dividends.

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Companies that have historically paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered relatively more speculative. To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Standard & Poor’s® 500 Index (S&P 500®) posted a +16.26% total return for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Portfolio Composition 12/31/20

% of Total
Net Assets
Health Care Equipment & Supplies	14.4%
Chemicals	10.9%
Industrial Conglomerates	8.6%
Software	8.2%
Semiconductors & Semiconductor Equipment	6.7%
IT Services	6.4%
Specialty Retail	3.8%
Aerospace & Defense	3.3%
Machinery	3.2%
Household Products	3.1%
Pharmaceuticals	3.0%
Textiles, Apparel & Luxury Goods	2.5%
Health Care Providers & Services	2.5%
Multiline Retail	2.4%
Air Freight & Logistics	1.9%
Commercial Services & Supplies	1.9%
Hotels, Restaurants & Leisure	1.7%
Beverages	1.7%
Oil, Gas & Consumable Fuels	1.6%
Food & Staples Retailing	1.6%
Food Products	1.6%
Insurance	1.5%
Building Products	1.4%
Road & Rail	1.4%
Capital Markets	1.2%
Other	2.4%
Short-Term Investments & Other Net Assets	1.1%

Economic and Market Overview

U.S. equities, as measured by the S&P 500, advanced strongly during the 12 months ended December 31, 2020. Although equities began the year with gains, a sharp selloff began in late February 2020 amid investor fears of a global economic slowdown due to the novel coronavirus (COVID-19) pandemic. Such fears drove many investors to sell equities and buy government bonds, cash equivalents and other investments perceived as safe. Nevertheless, equities began to advance in late March, as monetary and fiscal stimulus drove stocks sharply higher. Following declines in September and October, equities, as measured by the S&P 500, advanced to all-time price highs in December.

1.Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN RISING DIVIDENDS VIP FUND

Pandemic-related restrictions severely curtailed economic activity, resulting in mass layoffs that drove the unemployment rate to 14.8% in April 2020.2 The longest U.S. economic expansion in history ended in February, according to the National Bureau of Economic Research, and the country slipped into a deep recession with second- quarter 2020 gross domestic product (GDP) posting a record annualized decline.

In an effort to support the economy, the U.S. Federal Reserve (Fed) lowered the federal funds target rate to a range of 0.00%–0.25% in March 2020. The Fed also enacted quantitative easing measures aimed at ensuring credit flows to borrowers and supporting credit markets with open- ended bond purchasing. Furthermore, the Fed signaled that interest rates would potentially remain low, even if inflation moderately exceeded its 2% target.

Equities began to rebound in late March 2020, benefiting from fiscal and monetary stimulus, a gradual lifting of restrictions and development of COVID-19 vaccines and treatments. Rising retail sales and rebounding economic activity led third-quarter GDP to expand at a record annualized pace, although growth slowed in the fourth quarter. Concerns about possible new restrictions amid rising COVID-19 infection rates and uncertainties about additional fiscal stimulus and the U.S. presidential election drove stocks lower in September and October. Despite signs that the economic recovery was stalling, as the unemployment rate remained relatively high (6.7% at period-end) and consumer spending declined, stocks rallied in November and December, buoyed by the outcome of the U.S. presidential election, the start of COVID-19 vaccination programs and the passage of a new stimulus bill.2

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy. As bottom-up investors concentrating primarily on individual securities, we seek fundamentally sound companies that we believe meet our screening criteria, which include consistent, substantial dividend increases; reinvested earnings; and strong balance sheets. We attempt to acquire such stocks at attractive prices, often when they are out of favor with other investors. In following these criteria, we do not necessarily focus on companies whose securities pay a high dividend but rather on companies that consistently raise their dividends.

Top 10 Holdings 12/31/20

Company	% of Total
Industry, Country	Net Assets
Microsoft Corp.	8.2%
Software, United States
Roper Technologies, Inc.	4.9%
Industrial Conglomerates, United States
Accenture plc	4.0%
IT Services, United States
Stryker Corp.	3.9%
Health Care Equipment & Supplies, United
States
Linde plc	3.6%
Chemicals, United Kingdom
Texas Instruments, Inc.	3.4%
Semiconductors & Semiconductor Equipment,
United States
Analog Devices, Inc.	3.3%
Semiconductors & Semiconductor Equipment,
United States
Air Products and Chemicals, Inc.	3.2%
Chemicals, United States
West Pharmaceutical Services, Inc.	3.0%
Health Care Equipment & Supplies, United
States
Honeywell International, Inc.	2.9%
Industrial Conglomerates, United States

Manager’s Discussion

During the 12-month period ended December 31, 2020, some companies that contributed to absolute performance included Microsoft, West Pharmaceutical Services and Albemarle.

Enterprise software firm Microsoft boosted absolute performance based on a strong earnings report and investor optimism that its cloud-based services could benefit as more people work from home during the novel coronavirus (COVID-19) pandemic. The company has seen strength in its commercial cloud services and in sales of Windows software as customers migrated away from Windows 7 in recent quarters. We believe that the trends of helping business customers move to the cloud and providing workers with productivity tools should support what we consider attractive growth over the medium to longer term.

West Pharmaceutical Services supported performance as its business saw strong demand for its products in recent quarters as demand from companies working to create therapeutics to combat COVID-19 was strong. We believe the company boasts a resilient business model and has strong long-term growth prospects even after the short-term impact from COVID-19 passes.

2. Source: Bureau of Labor Statistics.

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FRANKLIN RISING DIVIDENDS VIP FUND

Lithium producer Albemarle supported returns based on optimism that rising demand for lithium from electric vehicle producers will increase over the medium term as battery costs continue to decline, which could help reduce oversupply. Lithium projects that have been postponed during the current downcycle are also likely to restart over the coming years.

In contrast, some companies that detracted from absolute performance included Raytheon Technologies, Boeing and Occidental Petroleum.

In the industrials sector, aerospace and defense firms Raytheon and Boeing declined amid weakness in the civil aviation market due to the global pandemic. However, the approval of vaccines in late 2020 has raised investor hopes that the civil aviation market will rebound over the course of 2021 and beyond. During the reporting period, United Technologies acquired Raytheon to form Raytheon Technologies, and we exited our position in Boeing amid the broader market’s uncertainties surrounding the company’s 737 MAX jet.

Occidental Petroleum, an oil and gas exploration and production company, hampered performance as the global pandemic has reduced economic activity and pressured crude oil prices in 2020.

Thank you for your participation in Franklin Rising Dividends VIP Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN RISING DIVIDENDS VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Fund-Level		Fund-Level
			Expenses		Expenses		Net
	Beginning	Ending	Paid During	Ending	Paid During		Annualized
Share	Account	Account	Period	Account	Period		Expense
Class	Value 7/1/20	Value 12/31/20	7/1/20–12/31/201, 2	Value 12/31/20	7/1/20–12/31/201, 2	a	Ratio2
1	$1,000	$1,220.50	$3.56	$1,021.93	$3.24		0.64%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Rising Dividends VIP Fund

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 1

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$27.90	$25.75	$29.21	$25.51	$25.26
Income from investment operationsa:	0.32	0.37	0.39	0.40	0.42
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	3.76	6.77	(1.65)	4.76	3.45
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	4.08	7.14	(1.26)	5.16	3.87
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.41)	(0.45)	(0.44)	(0.48)	(0.44)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.40)	(4.54)	(1.76)	(0.98)	(3.18)
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.81)	(4.99)	(2.20)	(1.46)	(3.62)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$30.17	$27.90	$25.75	$29.21	$25.51
Total returnc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	16.23%	29.58%	(4.84)%	20.85%	16.33%
Ratios to average net assets
Expenses before waiver and payments by affiliates.. . . . . .	0.65%	0.63%	0.62%	0.62%	0.63%
Expenses net of waiver and payments by affiliatesd.. . . . . .	0.65%e	0.63%e	0.62%e	0.62%e	0.62%
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	1.20%	1.34%	1.38%	1.49%	1.67%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$156,585	$150,864	$157,838	$216,015	$181,072
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	12.83%	7.26%f	3.09%f	3.36%	6.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends VIP Fund (continued)

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 2

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$26.99	$25.04	$28.46	$24.89	$24.72
Income from investment operationsa:	0.24	0.29	0.31	0.33	0.35
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	3.65	6.57	(1.61)	4.63	3.37
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	3.89	6.86	(1.30)	4.96	3.72
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.33)	(0.37)	(0.36)	(0.41)	(0.37)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.41)	(4.54)	(1.76)	(0.98)	(3.18)
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.74)	(4.91)	(2.12)	(1.39)	(3.55)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$29.14	$26.99	$25.04	$28.46	$24.89
Total returnc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15.97%	29.23%	(5.07)%	20.56%	16.04%
Ratios to average net assets
Expenses before waiver and payments by affiliates.. . . . . .	0.90%	0.88%	0.87%	0.87%	0.88%
Expenses net of waiver and payments by affiliatesd.. . . . . .	0.90%e	0.88%e	0.87%e	0.87%e	0.87%
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	0.95%	1.09%	1.13%	1.24%	1.42%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$1,365,745	$1,387,688	$1,106,334	$1,640,883	$1,530,374
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	12.83%	7.26%f	3.09%f	3.36%	6.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Annual Report

FRD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends VIP Fund (continued)

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 4

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$27.08	$25.11	$28.54	$24.98	$24.81
Income from investment operationsa:	0.22	0.26	0.29	0.30	0.32
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	3.65	6.60	(1.62)	4.65	3.39
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	3.87	6.86	(1.33)	4.95	3.71
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.32)	(0.35)	(0.34)	(0.41)	(0.36)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.41)	(4.54)	(1.76)	(0.98)	(3.18)
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.73)	(4.89)	(2.10)	(1.39)	(3.54)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$29.22	$27.08	$25.11	$28.54	$24.98
Total returnc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15.85%	29.16%	(5.16)%	20.40%	15.93%
Ratios to average net assets
Expenses before waiver and payments by affiliates.. . . . . .	1.00%	0.98%	0.97%	0.97%	0.98%
Expenses net of waiver and payments by affiliatesd.. . . . . .	1.00%e	0.98%e	0.97%e	0.97%e	0.97%
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	0.85%	0.99%	1.03%	1.14%	1.32%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$51,137	$46,539	$32,825	$36,407	$28,579
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	12.83%	7.26%f	3.09%f	3.36%	6.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FRD-8

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2020

Franklin Rising Dividends VIP Fund

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks 98.9%
	Aerospace & Defense 3.3%
	General Dynamics Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	115,252		$17,151,803
	Raytheon Technologies Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	494,946		35,393,588
					52,545,391
	Air Freight & Logistics 1.9%
	United Parcel Service, Inc., B. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	179,267		30,188,563
	Beverages 1.7%
	PepsiCo, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	182,330		27,039,539
	Biotechnology 0.9%
	AbbVie, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	129,636		13,890,497
	Building Products 1.4%
	Johnson Controls International plc. . . . . . . . . . . . . . . . . . . . . . . . .	United States	482,010		22,456,846
	Capital Markets 1.2%
	Nasdaq, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	116,100		15,411,114
	State Street Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	56,141		4,085,942
					19,497,056
	Chemicals 10.9%
	Air Products and Chemicals, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	182,267		49,798,990
	Albemarle Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	257,010		37,914,115
	Ecolab, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	120,309		26,030,055
	Linde plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	216,332		57,005,645
					170,748,805
	Commercial Services & Supplies 1.9%
	Cintas Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	82,072		29,009,169
	Electrical Equipment 0.5%
	nVent Electric plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	342,626		7,979,760
	Food & Staples Retailing 1.6%
	Walmart, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	175,808		25,342,723
	Food Products 1.6%
	McCormick & Co., Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	255,894		24,463,466
	Health Care Equipment & Supplies 14.4%
	Abbott Laboratories. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	308,895		33,820,913
	Becton Dickinson and Co... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	164,115		41,064,855
	Medtronic plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	381,254		44,660,094
	Stryker Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	248,645		60,927,972
	West Pharmaceutical Services, Inc.. . . . . . . . . . . . . . . . . . . . . . . .	United States	165,001		46,746,433
					227,220,267
	Health Care Providers & Services 2.5%
	CVS Health Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	147,093		10,046,452
	UnitedHealth Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	80,900		28,370,012
					38,416,464
	Hotels, Restaurants & Leisure 1.7%
	McDonald's Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	127,599		27,380,193
	Household Products 3.1%
	Colgate-Palmolive Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	246,640		21,090,187
	Procter & Gamble Co. (The).. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	199,894		27,813,251
					48,903,438
	Industrial Conglomerates 8.6%
	Carlisle Cos., Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	78,402		12,244,824

The accompanying notes are an integral part of these financial statements.

Annual Report

FRD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Rising Dividends VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	Industrial Conglomerates (continued)
	Honeywell International, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	211,075		$44,895,653
	Roper Technologies, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	179,683		77,459,544
					134,600,021
	Insurance 1.5%
	Aflac, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	190,604		8,476,160
	Erie Indemnity Co., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	63,970		15,711,032
					24,187,192
	IT Services 6.4%
	Accenture plc, A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	241,578		63,102,590
	Visa, Inc., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	171,062		37,416,391
					100,518,981
	Machinery 3.2%
	Donaldson Co., Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	185,297		10,354,396
	Dover Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	190,188		24,011,235
	Pentair plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	301,294		15,995,699
					50,361,330
	Multiline Retail 2.4%
	Target Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	217,237		38,348,848
	Oil, Gas & Consumable Fuels 1.6%
	Chevron Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	149,794		12,650,103
	EOG Resources, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	137,461		6,855,180
	Exxon Mobil Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	143,861		5,929,951
					25,435,234
	Pharmaceuticals 3.0%
	Johnson & Johnson. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	192,829		30,347,428
	Perrigo Co. plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	101,563		4,541,897
	Pfizer, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	335,415		12,346,626
					47,235,951
	Road & Rail 1.4%
	Norfolk Southern Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	90,647		21,538,634
	Semiconductors & Semiconductor Equipment 6.7%
	Analog Devices, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	349,219		51,590,123
	Texas Instruments, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	326,568		53,599,606
					105,189,729
	Software 8.2%
	Microsoft Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	576,928		128,320,326
	Specialty Retail 3.8%
	Lowe's Cos., Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	189,600		30,432,696
	Ross Stores, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	234,930		28,851,753
					59,284,449
	Textiles, Apparel & Luxury Goods 2.5%
	NIKE, Inc., B.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	280,384		39,665,924
	Trading Companies & Distributors 1.0%
	WW Grainger, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	38,293		15,636,564
	. . . .Total Common Stocks (Cost $629,959,561).. . . . . . .	. . . . . . . . . . . . . . . . .	. . . . . . . . .		1,555,405,360

FRD-10

Annual Report

The accompanying notes are an integral part of these financial statements.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Rising Dividends VIP Fund (continued)

Short Term Investments 1.2%

a	a	Country	Shares	a
a

Value

Money Market Funds 1.2%

a,bInstitutional Fiduciary Trust - Money Market Portfolio, 0%. . . . . . . .	United States	18,135,871	$18,135,871

Total Money Market Funds (Cost $18,135,871).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total Short Term Investments (Cost $18,135,871). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total Investments (Cost $648,095,432) 100.1%.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other Assets, less Liabilities (0.1)%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net Assets 100.0%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

18,135,871

18,135,871

$1,573,541,231 (74,785)

$1,573,466,446

aSee Note 3(e) regarding investments in affiliated management investment companies.

bThe rate shown is the annualized seven-day effective yield at period end.

The accompanying notes are an integral part of these financial statements.

Annual Report

FRD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2020

Franklin Rising
Dividends VIP
Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$629,959,561
Cost - Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	18,135,871
Value - Unaffiliated issuers .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,555,405,360
Value - Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	18,135,871
Receivables:
Investment securities sold.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	45,237
Capital shares sold.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	389,623
Dividends.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,309,909
Other assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	192
Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,575,286,192
Liabilities:
Payables:
Capital shares redeemed. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	564,201
Management fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	814,471
Distribution fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	300,271
Accrued expenses and other liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	140,803
Total liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,819,746
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,573,466,446
Net assets consist of:
Paid-in capital.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$582,414,212
Total distributable earnings (losses).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	991,052,234
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,573,466,446
Franklin Rising
Dividends VIP
Fund
Class 1:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$156,585,034
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	5,189,274
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$30.17
Class 2:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,365,744,647
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	46,864,497
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$29.14
Class 4:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$51,136,765
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	1,750,180
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$29.22

FRD-12

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

December 31, 2020

Franklin Rising
Dividends VIP
Fund
Investment income:
Dividends:
Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$25,971,074
Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	38,591
Total investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	26,009,665
Expenses:
Management fees (Note 3a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,931,578
Distribution fees: (Note 3c)
Class 2. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,066,004
Class 4. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	155,636
Custodian fees (Note 4).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,698
Reports to shareholders.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	135,654
Professional fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	59,881
Trustees' fees and expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,240
Other.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	39,751
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Total expenses	12,404,442
Expense reductions (Note 4).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,121)
Expenses waived/paid by affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(53,425)
Net expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,347,896
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,661,769
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	54,763,744
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	120,578,165
Net realized and unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	175,341,909
Net increase (decrease) in net assets resulting from operations.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$189,003,678

The accompanying notes are an intergral part of these financial statments.

Annual Report

FRD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Rising Dividends VIP Fund
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$13,661,769	$17,322,041
Net realized gain (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	54,763,744	82,812,044
Net change in unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . .	120,578,165	279,796,675
Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . . . .	189,003,678	379,930,760
Distributions to shareholders:
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(9,363,148)	(28,799,833)
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(76,921,977)	(227,983,493)
Class 4.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,888,656)	(6,300,776)
Total distributions to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(89,173,781)	(263,084,102)
Capital share transactions: (Note 2)
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(6,915,276)	(21,678,109)
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(105,113,819)	182,626,753
Class 4.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	574,344	10,299,225
Total capital share transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(111,454,751)	171,247,869
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net increase (decrease) in net assets	(11,624,854)	288,094,527
Net assets:
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,585,091,300	1,296,996,773
End of year.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,573,466,446	$1,585,091,300

FRD-14

Annual Report

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

Franklin Rising Dividends VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Rising Dividends VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund's administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund's business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at

4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund’s portfolio securities to the latest indications of fair value at 4 p.m Eastern time.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund's NAV is not calculated, which could result in differences between the value of the Fund's portfolio securities on the last business day and the last calendar day of the reporting period. Any security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

Annual Report

FRD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the

FRD-16

Annual Report

Franklin Rising Dividends VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

d. Security Transactions, Investment Income, Expenses and Distributions (continued)

combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Year Ended		Year Ended
December 31, 2020		December 31, 2019
Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares issued in reinvestment of distributions.. . . . . . . . . .

Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .

Class 2 Shares:

Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares issued in reinvestment of distributions.. . . . . . . . . .

Shares redeemed in-kind (Note 9).. . . . . . . . . . . . . . . . . . .

Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .

Class 4 Shares:

Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares issued in reinvestment of distributions.. . . . . . . . . .

Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .

144,545	$3,628,818	238,379	$6,420,546
386,747	9,363,148	1,132,514	28,799,833
(749,651)	(19,907,242)	(2,092,688)	(56,898,488)
(218,359)	$(6,915,276)	(721,795)	$(21,678,109)
6,981,462	$173,231,502	7,298,801	$200,248,939
3,284,457	76,921,977	9,252,577	227,983,493
—	—	(897,175)	(22,646,135)
(14,809,098)	(355,267,298)	(8,430,854)	(222,959,544)
(4,543,179)	$(105,113,819)	7,223,349	$182,626,753
261,260	$6,613,767	415,831	$10,934,186
122,974	2,888,656	254,783	6,300,776
(352,750)	(8,928,079)	(258,933)	(6,935,737)
31,484	$574,344	411,681	$10,299,225

Annual Report

FRD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion

0.500%	Over $1 billion, up to and including $5 billion
0.490%	In excess of $5 billion

For the year ended December 31, 2020, the gross effective investment management fee rate was 0.633% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund's average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2020, the Fund held investments in affiliated management investment companies as follows:

FRD-18

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies (continued)

					Net Change in		Number of
	Value at				Unrealized	Value	Shares Held
	Beginning			Realized Gain	Appreciation	at End	at End	Investment
	of Year	Purchases	Sales	(Loss)	(Depreciation)	of Year	of Year	Income
Franklin Rising Dividends VIP Fund
Non-Controlled Affiliates
								Dividends
Institutional Fiduciary Trust - Money
Market Portfolio, 0%.. . . . . . . . .	$17,735,928	$238,058,320	$(237,658,377)	$—	$—	$18,135,871	18,135,871	$38,591
Total Affiliated Securities. . . . .	$17,735,928	$238,058,320	$(237,658,377)	$—	$—	$18,135,871		$38,591

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2020 and 2019, was as follows:

	2020	2019
Distributions paid from:
Ordinary income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$20,921,386	$20,051,545
Long term capital gain.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	68,252,395	243,032,557
	$89,173,781	$263,084,102

At December 31, 2020, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distributable earnings:

Undistributed ordinary income.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Undistributed long term capital gains.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total distributable earnings.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$650,711,000

$948,700,201 (25,869,969)

$922,830,232

$15,693,513 $52,528,490

$68,222,003

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions.

Annual Report

FRD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2020, aggregated $178,373,456 and $362,182,387, respectively.

7. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 5, 2021, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 4, 2022, for a total of $2.675 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2020, the Fund did not use the Global Credit Facility.

9. Redemption In-Kind

During the year ended December 31, 2019, the Fund realized $10,655,992 of net gains resulting from redemptions in-kind in which a shareholder redeemed fund shares for cash and securities held by the Fund. Because such gains are not taxable to the Fund and are not distributed to remaining shareholders, they are reclassified from accumulated net realized gains to paid- in capital.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

•Level 1 – quoted prices in active markets for identical financial instruments

•Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

FRD-20

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

10. Fair Value Measurements (continued)

At December 31, 2020, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

11. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020- 04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of [the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Annual Report

FRD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Rising Dividends VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Rising Dividends VIP Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

FRD-22

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Rising Dividends VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $68,252,395 as a long term capital gain dividend for the fiscal year ended December 31, 2020.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2020.

Annual Report

FRD-23

Franklin Small Cap Value VIP Fund

This annual report for Franklin Small Cap Value VIP Fund covers the fiscal year ended December 31, 2020.

Class 1 Performance Summary as of December 31, 2020

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Average Annual
Share Class	Total Return
1
1-Year	+5.41%
5-Year	+11.05%
10-Year	+9.48%

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/11–12/31/20)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Russell 2000® Value Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

$25,000					$24,727
					$22,943
$20,000
$15,000
$10,000
$5,000
1/11	12/12	12/14	12/16	12/18	12/20
		Franklin Small Cap Value	Russell 2000 Value Index*
		VIP Fund

*Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report

FSV-1

Franklin Small Cap Value VIP Fund

Fund Goal and Main Investments

The Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies. For this Fund, small capitalization companies are those with market capitalizations not exceeding either the highest market capitalization in the Russell 2000® Index or the 12-month average of the highest market capitalization in the Russell 2000® Index, whichever is greater, at the time of purchase. The Fund generally invests in equity securities of companies that the manager believes are undervalued at the time of purchase and have the potential for capital appreciation.

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than large-company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and a small market share. Value securities may not increase in price as anticipated, or may decline further in value. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund also may invest in equity real estate investment trusts (REITs). The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Russell 2000® Value Index posted a +4.63% total return for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Portfolio Composition 12/31/20

% of Total
Net Assets
Machinery	17.7%
Banks	15.0%
Insurance	12.8%
Chemicals	7.2%
Specialty Retail	4.2%
Hotels, Restaurants & Leisure	3.9%
Health Care Equipment & Supplies	3.9%
Building Products	3.1%
Leisure Products	2.6%
Electronic Equipment, Instruments &
Components	2.3%
Food Products	2.0%
Multi-Utilities	1.8%
Communications Equipment	1.8%
Textiles, Apparel & Luxury Goods	1.8%
Construction & Engineering	1.8%
Metals & Mining	1.7%
Automobiles	1.7%
Oil, Gas & Consumable Fuels	1.4%
Software	1.4%
Equity Real Estate Investment Trusts (REITs)	1.4%
Commercial Services & Supplies	1.4%
Electric Utilities	1.3%
Paper & Forest Products	1.2%
Other	5.1%
Short-Term Investments & Other Net Assets	1.5%

Economic and Market Overview

U.S. equities, as measured by the Standard & Poor’s® 500 Index (S&P 500®), advanced strongly during the 12 months ended December 31, 2020. Although equities began the year with gains, a sharp selloff began in late February 2020 amid investor fears of a global economic slowdown due to the novel coronavirus (COVID-19) pandemic. Such fears drove many investors to sell equities and buy government bonds, cash equivalents and other investments perceived as safe. Nevertheless, equities began to advance in late March, as monetary and fiscal stimulus drove stocks sharply higher. Following declines in September and October, equities, as measured by the S&P 500, advanced to all-time price highs in December.

1.Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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Annual Report

Pandemic-related restrictions severely curtailed economic activity, resulting in mass layoffs that drove the unemployment rate to 14.8% in April 2020.2 The longest U.S. economic expansion in history ended in February, according to the National Bureau of Economic Research, and the country slipped into a deep recession with second- quarter 2020 gross domestic product (GDP) posting a record annualized decline.

In an effort to support the economy, the U.S. Federal Reserve (Fed) lowered the federal funds target rate to a range of 0.00%–0.25% in March 2020. The Fed also enacted quantitative easing measures aimed at ensuring credit flows to borrowers and supporting credit markets with open- ended bond purchasing. Furthermore, the Fed signaled that interest rates would potentially remain low, even if inflation moderately exceeded its 2% target.

Equities began to rebound in late March 2020, benefiting from fiscal and monetary stimulus, a gradual lifting of restrictions and development of COVID-19 vaccines and treatments. Rising retail sales and rebounding economic activity led third-quarter GDP to expand at a record annualized pace, although growth slowed in the fourth quarter. Concerns about possible new restrictions amid rising COVID-19 infection rates and uncertainties about additional fiscal stimulus and the U.S. presidential election drove stocks lower in September and October. Despite signs that the economic recovery was stalling, as the unemployment rate remained relatively high (6.7% at period-end) and consumer spending declined, stocks rallied in November and December, buoyed by the outcome of the U.S. presidential election, the start of COVID-19 vaccination programs and the passage of a new stimulus bill.2

Investment Strategy

Our strategy is to invest in small-cap companies that we believe are undervalued at the time of purchase and have the potential for capital appreciation. A stock is undervalued, or is a “value,” when it trades at less than the price at which the investment manager believes it would trade if the market reflected all factors relating to the company’s worth. Following this strategy, the Fund invests in companies that the investment manager believes have, for example: stock prices that are low relative to current, or historical or future earnings, book value, cash flow or sales; recent sharp price declines but the potential for good long-term earnings prospects; and valuable intangibles not reflected in the stock price. The Fund also may invest in equity real estate investment trusts (REITs).

2. Source: Bureau of Labor Statistics.

FRANKLIN SMALL CAP VALUE VIP FUND

Top 10 Holdings 12/31/20

Company	% of Total
Industry	Net Assets
a	aa
Old Republic International Corp.	3.1%
Insurance
Avient Corp.	3.1%
Chemicals
First Horizon Corp.	3.0%
Banks
Hanover Insurance Group, Inc. (The)	3.0%
Insurance
Horace Mann Educators Corp.	2.9%
Insurance
Hillenbrand, Inc.	2.6%
Machinery
CNO Financial Group, Inc.	2.5%
Insurance
Brunswick Corp.	2.2%
Leisure Products
Timken Co. (The)	2.2%
Machinery
Group 1 Automotive, Inc.	2.2%
Specialty Retail

Manager’s Discussion

For the 12 months ended December 31, 2020, contributors to Fund performance included Avient, BJ’s Wholesale Club and Jack in the Box.

Shares of Avient, a higher value-add chemicals company, rose due to stronger than expected earnings results, driven by sequential improvement in demand across all regions and end markets including health care, consumer discretionary and automobiles. The company also completed the acquisition of Clariant’s Masterbatch business on

July 1, 2020, which further improved the company’s exposure to specialty applications and business mix, deriving approximately 60% of revenues from consumer, packaging and health care end markets. Additionally, management issued guidance for higher cost synergies from the transaction compared to initial estimates and remains committed to returning cash to shareholders and deleveraging the corporate balance sheet.

Shares of BJ’s Wholesale Club, a warehouse club retailer, rose during the period as it benefited from increased consumer spending towards food at home as a result of the pandemic. Furthermore, BJ’s reported strong membership growth and material market share gains as customers consolidated shopping trips and became increasingly focused on value. Longer term, we believe the company’s membership model could provide it with another benefit, as a larger membership base could increase sales in future years.

Annual Report

FSV-3

FRANKLIN SMALL CAP VALUE VIP FUND

Shares of Jack in the Box, a fast-food restaurant operator and franchisor, rallied during the period as its significant drive-through business and what we consider attractive value-priced offerings helped its same-store sales growth outperform peers amid the pandemic. Additionally, fiscal stimulus helped to increase consumer spending on food away from home.

Detractors from performance included Retail Properties of America, Brinker International and Toll Brothers.

Shares of Retail Properties of America, a shopping center real estate investment trust, declined as stay-at-home and closure guidelines issued to prevent the spread of the novel coronavirus (COVID-19) exacerbated a challenging environment for the shopping center operator’s brick-and- mortar retail tenants. Although mandatory closure orders have largely been rescinded and rent collections started to recover, some watch-list tenants are not expected to reopen. Also, previously more stable sectors such as fitness and casual dining may face new pressures as consumer behavior shifts in response to new social distancing and spacing regulations. We exited the position.

Shares of Brinker International, an operator of casual dining restaurants, sold off early in the period due to COVID-19 lockdowns, which resulted in mandatory closures of dining rooms. Brinker’s leverage also increased, magnifying risk amid an uncertain economic environment. As a result, we exited our position.

Shares of luxury homebuilder Toll Brothers declined as the spread of COVID-19 contributed to a deterioration in the housing market outlook. Unemployment increased as businesses quickly responded to social distancing directives. We exited our position prior to period-end.

Thank you for your participation in Franklin Small Cap Value VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSV-4

Annual Report

FRANKLIN SMALL CAP VALUE VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Fund-Level		Fund-Level
			Expenses		Expenses		Net
	Beginning	Ending	Paid During	Ending	Paid During		Annualized
Share	Account	Account	Period	Account	Period		Expense
Class	Value 7/1/20	Value 12/31/20	7/1/20–12/31/201, 2	Value 12/31/20	7/1/20–12/31/201, 2	a	Ratio2
1	$1,000	$1,290.30	$3.89	$1,021.74	$3.44		0.68%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses

Annual Report

FSV-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Small Cap Value VIP Fund

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 1

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$15.73	$15.14	$20.43	$19.93	$18.12
Income from investment operationsa:	0.20	0.24c	0.21	0.21d	0.15
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	0.31	3.35	(2.29)	1.82	4.79
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	0.51	3.59	(2.08)	2.03	4.94
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.23)	(0.22)	(0.23)	(0.15)	(0.21)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.81)	(2.78)	(2.98)	(1.38)	(2.92)
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.04)	(3.00)	(3.21)	(1.53)	(3.13)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$15.20	$15.73	$15.14	$20.43	$19.93
Total returne. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5.41%	26.72%	(12.69)%	10.92%	30.54%
Ratios to average net assets
Expenses before waiver and payments by affiliates.. . . . . .	0.68%	0.67%	0.66%	0.66%	0.66%
Expenses net of waiver and payments by affiliatesf. . . . . . .	0.68%g	0.67%g	0.65%	0.65%	0.64%
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	1.54%	1.58%c	1.13%	1.06%d	0.84%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$50,572	$46,980	$40,644	$51,245	$47,831
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	69.40%	54.36%	47.82%	33.36%	34.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.23%.

dNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.75%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FSV-6

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The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value VIP Fund (continued)

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 2

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$15.05	$14.60	$19.80	$19.36	$17.68
Income from investment operationsa:	0.16	0.20c	0.16	0.15d	0.10
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	0.30	3.20	(2.20)	1.77	4.66
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	0.46	3.40	(2.04)	1.92	4.76
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.19)	(0.17)	(0.18)	(0.10)	(0.16)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.82)	(2.78)	(2.98)	(1.38)	(2.92)
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.01)	(2.95)	(3.16)	(1.48)	(3.08)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$14.50	$15.05	$14.60	$19.80	$19.36
Total returne. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5.19%	26.35%	(12.88)%	10.65%	30.19%
Ratios to average net assets
Expenses before waiver and payments by affiliates.. . . . . .	0.93%	0.92%	0.91%	0.91%	0.91%
Expenses net of waiver and payments by affiliatesf. . . . . . .	0.93%g	0.92%g	0.90%	0.90%	0.89%
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	1.28%	1.33%c	0.88%	0.81%d	0.59%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$1,103,373	$1,123,093	$978,675	$1,302,055	$1,366,807
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	69.40%	54.36%	47.82%	33.36%	34.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.98%.

dNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.50%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Annual Report

FSV-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value VIP Fund (continued)

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 4

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$15.51	$14.96	$20.22	$19.74	$17.96
Income from investment operationsa:	0.15	0.19c	0.15	0.14d	0.09
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	0.32	3.30	(2.28)	1.81	4.75
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	0.47	3.49	(2.13)	1.95	4.84
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.18)	(0.16)	(0.15)	(0.09)	(0.14)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.81)	(2.78)	(2.98)	(1.38)	(2.92)
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.99)	(2.94)	(3.13)	(1.47)	(3.06)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$14.99	$15.51	$14.96	$20.22	$19.74
Total returne. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5.13%	26.23%	(13.01)%	10.56%	30.12%
Ratios to average net assets
Expenses before waiver and payments by affiliates.. . . . . .	1.03%	1.02%	1.01%	1.01%	1.01%
Expenses net of waiver and payments by affiliatesf. . . . . . .	1.03%g	1.02%g	1.00%	1.00%	0.99%
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	1.18%	1.23%c	0.78%	0.71%d	0.49%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$29,461	$29,238	$24,592	$32,053	$32,751
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	69.40%	54.36%	47.82%	33.36%	34.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.88%.

dNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.40%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FSV-8

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2020

Franklin Small Cap Value VIP Fund

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks 98.3%
	Aerospace & Defense 0.7%
	aMeggitt plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	1,299,465		$8,264,051
	Auto Components 0.2%
	LCI Industries.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	17,908		2,322,309
	Automobiles 1.7%
	Thor Industries, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	214,828		19,976,856
	Banks 15.0%
	Atlantic Union Bankshares Corp... . . . . . . . . . . . . . . . . . . . . . . . . .	United States	394,830		13,005,700
	Bryn Mawr Bank Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	445,467		13,629,063
	Columbia Banking System, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	693,226		24,886,813
	First Horizon Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,775,364		35,413,645
	First of Long Island Corp. (The).. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	614,355		10,966,237
	German American Bancorp, Inc... . . . . . . . . . . . . . . . . . . . . . . . . .	United States	196,123		6,489,710
	Glacier Bancorp, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	123,625		5,687,986
	Lakeland Financial Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	275,503		14,761,451
	Peoples Bancorp, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	289,712		7,848,298
	South State Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	352,108		25,457,408
	TriCo Bancshares.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	183,505		6,474,056
	Washington Trust Bancorp, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	278,797		12,490,106
					177,110,473
	Building Products 3.1%
	Apogee Enterprises, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	278,636		8,827,188
	Insteel Industries, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	390,746		8,701,913
	aMasonite International Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	51,299		5,044,744
	UFP Industries, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	247,149		13,729,127
					36,302,972
	Capital Markets 0.4%
	Houlihan Lokey, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	79,224		5,326,230
	Chemicals 7.2%
	Avient Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	906,524		36,514,787
	Cabot Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	455,854		20,458,727
	aElementis plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	2,432,290		3,825,360
	Minerals Technologies, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,489		24,878,377
					85,677,251
	Commercial Services & Supplies 1.4%
	McGrath RentCorp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	239,200		16,050,320
	Communications Equipment 1.8%
	aNetScout Systems, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	788,696		21,626,044
	Construction & Engineering 1.8%
	Argan, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	113,749		5,060,693
	aGreat Lakes Dredge & Dock Corp.. . . . . . . . . . . . . . . . . . . . . . . . .	United States	36,964		486,816
	aWillScot Mobile Mini Holdings Corp.. . . . . . . . . . . . . . . . . . . . . . . .	United States	667,028		15,455,039
					21,002,548
	Construction Materials 0.2%
	Eagle Materials, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	29,690		3,009,081
	Electric Utilities 1.3%
	IDACORP, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	155,542		14,936,698
	Electrical Equipment 0.8%
	Regal Beloit Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	72,771		8,937,007

The accompanying notes are an integral part of these financial statements.

Annual Report

FSV-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Small Cap Value VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	Electronic Equipment, Instruments & Components 2.3%
	Benchmark Electronics, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	285,571		$7,713,273
	aCoherent, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	131,968		19,797,839
					27,511,112
	Energy Equipment & Services 0.5%
	Hunting plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	1,395,634		4,256,332
	aNatural Gas Services Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	173,987		1,649,397
					5,905,729
	Equity Real Estate Investment Trusts (REITs) 1.4%
	Healthcare Realty Trust, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	146,090		4,324,264
	Highwoods Properties, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	172,967		6,854,682
	Sunstone Hotel Investors, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	451,135		5,111,360
					16,290,306
	Food & Staples Retailing 0.1%
	aBJ's Wholesale Club Holdings, Inc... . . . . . . . . . . . . . . . . . . . . . . .	United States	20,543		765,843
	Food Products 2.0%
	Glanbia plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Ireland	1,804,942		22,888,913
	Maple Leaf Foods, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Canada	46,547		1,032,589
					23,921,502
	Gas Utilities 0.1%
	Spire, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	21,983		1,407,791
	Health Care Equipment & Supplies 3.9%
	aEnvista Holdings Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	670,440		22,613,941
	aInteger Holdings Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	295,632		24,002,362
					46,616,303
	Hotels, Restaurants & Leisure 3.9%
	aDalata Hotel Group plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Ireland	1,462,770		6,764,045
	aDenny's Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,150,284		16,886,169
	Jack in the Box, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	235,448		21,849,574
	Wyndham Hotels & Resorts, Inc... . . . . . . . . . . . . . . . . . . . . . . . . .	United States	19,847		1,179,706
					46,679,494
	Household Durables 0.5%
	aM/I Homes, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	121,848		5,396,648
	Insurance 12.8%
	CNO Financial Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,314,787		29,227,715
	Hanover Insurance Group, Inc. (The). . . . . . . . . . . . . . . . . . . . . . .	United States	301,564		35,258,863
	Horace Mann Educators Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	808,634		33,994,973
	Old Republic International Corp... . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,875,664		36,969,337
	Selective Insurance Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	235,011		15,741,037
					151,191,925
	Leisure Products 2.6%
	BRP, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	61,123		4,040,432
	Brunswick Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	347,684		26,507,428
					30,547,860
	Machinery 17.5%
	Astec Industries, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	178,653		10,340,436
	Columbus McKinnon Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	291,637		11,210,526
	Greenbrier Cos., Inc. (The).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	660,361		24,023,933

FSV-10

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Small Cap Value VIP Fund (continued)

a	a	Country	Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	Machinery (continued)
	Hillenbrand, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	761,953		$30,325,730
	aMeritor, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	406,142		11,335,423
	Mueller Industries, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	233,931		8,213,318
	Mueller Water Products, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,672,826		20,709,586
	Oshkosh Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	254,432		21,898,962
	REV Group, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	134,658		1,186,337
	Rexnord Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	516,332		20,389,951
	aSPX FLOW, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	149,568		8,668,961
	Timken Co. (The). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	342,923		26,528,523
	Wabash National Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	710,214		12,236,987
					207,068,673
	Metals & Mining 1.7%
	Kaiser Aluminum Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	35,147		3,476,039
	Reliance Steel & Aluminum Co... . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	139,647		16,722,728
					20,198,767
	Multi-Utilities 1.8%
	Black Hills Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	352,251		21,645,824
	Oil, Gas & Consumable Fuels 1.4%
	Crescent Point Energy Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Canada	7,157,980		16,711,894
	Paper & Forest Products 1.2%
	Glatfelter Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	856,913		14,036,235
	Louisiana-Pacific Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,152		117,160
					14,153,395
	Professional Services 0.9%
	aHuron Consulting Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	34,036		2,006,422
	Kforce, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	213,631		8,991,729
					10,998,151
	Road & Rail 0.3%
	Heartland Express, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	175,213		3,171,355
	Software 1.4%
	aACI Worldwide, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	428,999		16,486,432
	Specialty Retail 4.2%
	aBoot Barn Holdings, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	329,377		14,281,787
	aDufry AG. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Switzerland	140,130		8,827,494
	Group 1 Automotive, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	202,868		26,604,109
					49,713,390
	Textiles, Apparel & Luxury Goods 1.8%
	Carter's, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	164,583		15,482,323
	Wolverine World Wide, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	194,401		6,075,031
					21,557,354
	Thrifts & Mortgage Finance 0.4%
	TrustCo Bank Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	782,700		5,220,609
	. . . .Total Common Stocks (Cost $949,939,177).. . . . . . .	. . . . . . . . . . . . . . . .	. . . . . . . . . .		1,163,702,197

The accompanying notes are an integral part of these financial statements.

Annual Report

FSV-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Small Cap Value VIP Fund (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	Corporate Bonds 0.2%
	Machinery 0.2%
	Mueller Industries, Inc., Sub. Note, 6%, 3/01/27. . . . . . . . . . . . . . .	United States	2,378,000		$2,428,081
	. . . . .Total Corporate Bonds (Cost $2,378,000).. . . . . . . .	. . . . . . . . . . . . . . . .	. . . . . . . . . .		2,428,081
	Total Long Term Investments (Cost $952,317,177)
		. . . . . . . . . . . . . . . .	. . . . . . . . . .		1,166,130,278

Short Term Investments 1.8%

a	a	Country	Shares	a
a

Value

Money Market Funds 1.8%

b,cInstitutional Fiduciary Trust - Money Market Portfolio, 0%. . . . . . . .	United States	21,360,711	21,360,711

Total Money Market Funds (Cost $21,360,711). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total Short Term Investments (Cost $21,360,711). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total Investments (Cost $973,677,888) 100.3%.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other Assets, less Liabilities (0.3)%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net Assets 100.0%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

21,360,711

21,360,711

$1,187,490,989 (4,085,068)

$1,183,405,921

*The principal amount is stated in U.S. dollars unless otherwise indicated. aNon-income producing.

bSee Note 3(e) regarding investments in affiliated management investment companies. cThe rate shown is the annualized seven-day effective yield at period end.

FSV-12

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2020

Franklin Small
Cap Value VIP
Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$952,317,177
Cost - Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	21,360,711
Value - Unaffiliated issuers .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,166,130,278
Value - Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	21,360,711
Foreign currency, at value (cost $4,976).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,976
Receivables:
Investment securities sold.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,119,236
Capital shares sold.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	106,957
Dividends and interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,300,255
Other assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	138
Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,190,022,551
Liabilities:
Payables:
Investment securities purchased.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,588,595
Capital shares redeemed. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	930,340
Management fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	635,691
Distribution fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	240,912
Funds advanced by custodian.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,959
Accrued expenses and other liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	216,133
Total liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,616,630
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,183,405,921
Net assets consist of:
Paid-in capital.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$925,563,433
Total distributable earnings (losses).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	257,842,488
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,183,405,921
Franklin Small
Cap Value VIP
Fund
Class 1:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$50,571,501
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	3,326,110
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$15.20
Class 2:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,103,373,354
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	76,082,651
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$14.50
Class 4:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$29,461,066
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	1,965,550
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$14.99

The accompanying notes are an integral part of these financial statements.

Annual Report

FSV-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the year ended December 31, 2020

Franklin Small
Cap Value VIP
Fund
Investment income:
Dividends: (net of foreign taxes of $26,748)
Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$22,030,944
Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	53,326
Interest:
Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	143,076
Total investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	22,227,346
Expenses:
Management fees (Note 3a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,511,829
Distribution fees: (Note 3c)
Class 2. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,351,290
Class 4. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	88,840
Custodian fees (Note 4).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,456
Reports to shareholders.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	252,893
Professional fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	55,467
Trustees' fees and expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,929
Other.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	30,291
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Total expenses	9,301,995
Expense reductions (Note 4).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(880)
Expenses waived/paid by affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(40,294)
Net expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,260,821
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,966,525
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	35,362,377
Realized gain distributions from REITs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	237,639
Foreign currency transactions.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(16,547)
Net realized gain (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	35,583,469
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,889,896
Translation of other assets and liabilities denominated in foreign currencies.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,600
Net change in unrealized appreciation (depreciation). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,897,496
Net realized and unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	45,480,965
Net increase (decrease) in net assets resulting from operations.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$58,447,490

FSV-14

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Small Cap Value VIP Fund
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$12,966,525	$15,229,928
Net realized gain (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	35,583,469	61,068,326
Net change in unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . .	9,897,496	187,554,772
Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . . . .	58,447,490	263,853,026
Distributions to shareholders:
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,163,057)	(7,896,338)
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(74,826,606)	(189,976,242)
Class 4.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,993,248)	(4,683,798)
Total distributions to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(79,982,911)	(202,556,378)
Capital share transactions: (Note 2)
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,879,512	3,898,876
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,523,597	87,139,038
Class 4.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	226,802	3,066,346
Total capital share transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,629,911	94,104,260
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net increase (decrease) in net assets	(15,905,510)	155,400,908
Net assets:
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,199,311,431	1,043,910,523
End of year.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,183,405,921	$1,199,311,431

The accompanying notes are an integral part of these financial statements.

Annual Report

FSV-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Small Cap Value VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Small Cap Value VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund's administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued

according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund's business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at

FSV-16

Annual Report

Franklin Small Cap Value VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

a. Financial Instrument Valuation (continued)

4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund's securities to the latest indications of fair value at 4 p.m. Eastern time. At December 31, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund's NAV is not calculated, which could result in differences between the value of the Fund's portfolio securities on the last business day and the last calendar day of the reporting period. Any security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income

Annual Report

FSV-17
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

d. Security Transactions, Investment Income, Expenses and Distributions (continued)

and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Amount	Shares	Amount
Class 1 Shares:
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	455,233	$5,805,187	262,210	$4,085,267
Shares issued in reinvestment of distributions.. . . . . . . . . .	275,768	3,163,057	578,063	7,896,338
Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(392,293)	(5,088,732)	(537,480)	(8,082,729)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .	338,708	$3,879,512	302,793	$3,898,876

FSV-18

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

2. Shares of Beneficial Interest (continued)

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Amount	Shares	Amount
Class 2 Shares:
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,825,906	$112,925,732	5,696,678	$84,262,242
Shares issued in reinvestment of distributions.. . . . . . . . . .	6,827,245	74,826,606	14,513,082	189,976,242
Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(15,190,634)	(186,228,741)	(12,637,486)	(187,099,446)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .	1,462,517	$1,523,597	7,572,274	$87,139,038
Class 4 Shares:
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	422,087	$4,787,696	279,692	$4,200,102
Shares issued in reinvestment of distributions.. . . . . . . . . .	175,927	1,993,248	346,948	4,683,798
Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(517,251)	(6,554,142)	(385,667)	(5,817,554)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .	80,763	$226,802	240,973	$3,066,346

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.635%	Over $200 million, up to and including $700 million
0.600%	Over $700 million, up to and including $1.2 billion

0.575%	Over $1.2 billion, up to and including $1.3 billion
0.475%	In excess of $1.3 billion

For the year ended December 31, 2020, the gross effective investment management fee rate was 0.647% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund's average daily net assets, and is not an additional expense of the Fund.

Annual Report

FSV-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

3. Transactions with Affiliates (continued)

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to 0.35% per year of its average daily net asset of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2020, the Fund held investments in affiliated management investment companies as follows:

					Net Change in		Number of
	Value at				Unrealized	Value	Shares Held
	Beginning			Realized Gain	Appreciation	at End	at End	Investment
	of Year	Purchases	Sales	(Loss)	(Depreciation)	of Year	of Year	Income
Franklin Small Cap Value VIP Fund
Non-Controlled Affiliates
								Dividends
Institutional Fiduciary Trust - Money
Market Portfolio, 0%.. . . . . . . . .	$24,977,897	$254,626,849	$(258,244,035)	$—	$—	$21,360,711	21,360,711	$53,326
Total Affiliated Securities. . . . .	$24,977,897	$254,626,849	$(258,244,035)	$—	$—	$21,360,711		$53,326

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2020 and 2019, was as follows:

	2020	2019
Distributions paid from:
Ordinary income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$20,917,706	$23,319,400
Long term capital gain.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	59,065,205	179,236,978
	$79,982,911	$202,556,378

At December 31, 2020, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

FSV-20

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

5. Income Taxes (continued)

Cost of investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distributable earnings:

Undistributed ordinary income.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Undistributed long term capital gains.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total distributable earnings.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$977,870,906

$237,209,883 (27,589,800)

$209,620,083

$28,690,115 $19,524,447

$48,214,562

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2020, aggregated $690,433,149 and $743,112,552, respectively.

7. Novel Coronavirus Pandem

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 5, 2021, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 4, 2022, for a total of $2.675 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2020, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

•Level 1 – quoted prices in active markets for identical financial instruments

Annual Report

FSV-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

9.Fair Value Measurements (continued)

•Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments).

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2020, in valuing the Fund's assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Small Cap Value VIP Fund
Assets:
Investments in Securities:
Common Stocks:
Aerospace & Defense .. . . . . . . . . . . . . . . . . . .	$—	$8,264,051	$—	$8,264,051
Auto Components .. . . . . . . . . . . . . . . . . . . . . .	2,322,309	—	—	2,322,309
Automobiles .. . . . . . . . . . . . . . . . . . . . . . . . . .	19,976,856	—	—	19,976,856
Banks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	177,110,473	—	—	177,110,473
Building Products .. . . . . . . . . . . . . . . . . . . . . .	36,302,972	—	—	36,302,972
Capital Markets . . . . . . . . . . . . . . . . . . . . . . . .	5,326,230	—	—	5,326,230
Chemicals . . . . . . . . . . . . . . . . . . . . . . . . . . . .	85,677,251	—	—	85,677,251
Commercial Services & Supplies . . . . . . . . . . .	16,050,320	—	—	16,050,320
Communications Equipment .. . . . . . . . . . . . . .	21,626,044	—	—	21,626,044
Construction & Engineering . . . . . . . . . . . . . . .	21,002,548	—	—	21,002,548
Construction Materials . . . . . . . . . . . . . . . . . . .	3,009,081	—	—	3,009,081
Electric Utilities .. . . . . . . . . . . . . . . . . . . . . . . .	14,936,698	—	—	14,936,698
Electrical Equipment .. . . . . . . . . . . . . . . . . . . .	8,937,007	—	—	8,937,007
Electronic Equipment, Instruments &
Components .. . . . . . . . . . . . . . . . . . . . . . . .	27,511,112	—	—	27,511,112
Energy Equipment & Services . . . . . . . . . . . . .	5,905,729	—	—	5,905,729
Equity Real Estate Investment Trusts (REITs) ..	16,290,306	—	—	16,290,306
Food & Staples Retailing . . . . . . . . . . . . . . . . .	765,843	—	—	765,843
Food Products . . . . . . . . . . . . . . . . . . . . . . . . .	23,921,502	—	—	23,921,502
Gas Utilities . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,407,791	—	—	1,407,791
Health Care Equipment & Supplies .. . . . . . . . .	46,616,303	—	—	46,616,303
Hotels, Restaurants & Leisure . . . . . . . . . . . . .	46,679,494	—	—	46,679,494
Household Durables .. . . . . . . . . . . . . . . . . . . .	5,396,648	—	—	5,396,648
Insurance .. . . . . . . . . . . . . . . . . . . . . . . . . . . .	151,191,925	—	—	151,191,925
Leisure Products . . . . . . . . . . . . . . . . . . . . . . .	30,547,860	—	—	30,547,860
Machinery . . . . . . . . . . . . . . . . . . . . . . . . . . . .	207,068,673	—	—	207,068,673
Metals & Mining .. . . . . . . . . . . . . . . . . . . . . . .	20,198,767	—	—	20,198,767
Multi-Utilities .. . . . . . . . . . . . . . . . . . . . . . . . . .	21,645,824	—	—	21,645,824
Oil, Gas & Consumable Fuels .. . . . . . . . . . . . .	16,711,894	—	—	16,711,894
Paper & Forest Products . . . . . . . . . . . . . . . . .	14,153,395	—	—	14,153,395
Professional Services .. . . . . . . . . . . . . . . . . . .	10,998,151	—	—	10,998,151
Road & Rail . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,171,355	—	—	3,171,355
Software . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	16,486,432	—	—	16,486,432
Specialty Retail . . . . . . . . . . . . . . . . . . . . . . . .	40,885,896	8,827,494	—	49,713,390
Textiles, Apparel & Luxury Goods .. . . . . . . . . .	21,557,354	—	—	21,557,354
Thrifts & Mortgage Finance .. . . . . . . . . . . . . . .	5,220,609	—	—	5,220,609
Corporate Bonds .. . . . . . . . . . . . . . . . . . . . . . . .	—	2,428,081	—	2,428,081
Short Term Investments. . . . . . . . . . . . . . . . . . . .	21,360,711	—	—	21,360,711
Total Investments in Securities.. . . . . . . . . . .	$1,167,971,363	$19,519,626	$—	$1,187,490,989

FSV-22

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

10. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020- 04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of [the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Annual Report

FSV-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Small Cap Value VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Small Cap Value VIP Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

FSV-24

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Small Cap Value VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $59,065,205 as a long term capital gain dividend for the fiscal year ended December 31, 2020.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 95.23% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2020.

Annual Report

FSV-25

Franklin Small-Mid Cap Growth VIP Fund

This annual report for Franklin Small-Mid Cap Growth VIP Fund covers the fiscal year ended December 31, 2020.

Class 1 Performance Summary as of December 31, 2020

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Average Annual
Share Class	Total Return
1
1-Year	+55.52%
5-Year	+19.83%
10-Year	+14.33%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/21. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Annual Report

FSC-1

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/11–12/31/20)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Russell Midcap® Growth Index and the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund

Summaries.

$45,000					$40,613
$40,000
					$38,150

$35,000					$36,700
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
1/11	12/12	12/14	12/16	12/18	12/20
Franklin Small-Mid Cap Growth		Russell Midcap Growth Index**		S&P 500**
VIP Fund

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

FSC-2

Annual Report

Franklin Small-Mid Cap Growth Fund

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies. For this Fund, small-cap companies are those within the market capitalization range of companies in the Russell 2500TM Index at the time of purchase, and midcap companies are those within the market capitalization range of companies in the Russell Midcap® Index at the time of purchase.1

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger-company stocks, especially over the short term.

To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risk of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Please see Index Descriptions following the Fund Summaries.

Portfolio Composition 12/31/20

% of Total
Net Assets
Software	17.3%
IT Services	11.5%
Semiconductors & Semiconductor Equipment	6.6%
Health Care Equipment & Supplies	6.5%
Professional Services	5.0%
Capital Markets	4.2%
Hotels, Restaurants & Leisure	4.0%
Biotechnology	3.9%
Specialty Retail	3.6%
Life Sciences Tools & Services	3.3%
Entertainment	3.2%
Electronic Equipment, Instruments &
Components	2.5%
Health Care Providers & Services	2.3%
Health Care Technology	2.3%
Machinery	2.2%
Other	19.6%
Short-Term Investments & Other Net Assets	2.0%

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s narrow benchmark, the Russell Midcap Growth® Index, posted a +35.59% total return, and its broad benchmark, the Standard

&Poor's 500 Index (S&P 500) posted a +18.40% total return for the same period.2

Economic and Market Overview

U.S. equities, as measured by the S&P 500, advanced strongly during the 12 months ended December 31, 2020. Although equities began the year with gains, a sharp selloff began in late February 2020 amid investor fears of a global economic slowdown due to the novel coronavirus (COVID-19) pandemic. Such fears drove many investors to sell equities and buy government bonds, cash equivalents and other investments perceived as safe. Nevertheless, equities began to advance in late March, as monetary and fiscal stimulus drove stocks sharply higher. Following declines in September and October, equities, as measured by the S&P 500, advanced to all-time price highs in December.

2.Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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Pandemic-related restrictions severely curtailed economic activity, resulting in mass layoffs that drove the unemployment rate to 14.8% in April 2020.3 The longest U.S. economic expansion in history ended in February, according to the National Bureau of Economic Research, and the country slipped into a deep recession with second- quarter 2020 gross domestic product (GDP) posting a record annualized decline.

In an effort to support the economy, the U.S. Federal Reserve (Fed) lowered the federal funds target rate to a range of 0.00%–0.25% in March 2020. The Fed also enacted quantitative easing measures aimed at ensuring credit flows to borrowers and supporting credit markets with open- ended bond purchasing. Furthermore, the Fed signaled that interest rates would potentially remain low, even if inflation moderately exceeded its 2% target.

Equities began to rebound in late March 2020, benefiting from fiscal and monetary stimulus, a gradual lifting of restrictions and development of COVID-19 vaccines and treatments. Rising retail sales and rebounding economic activity led third-quarter GDP to expand at a record annualized pace, although growth slowed in the fourth quarter. Concerns about possible new restrictions amid rising COVID-19 infection rates and uncertainties about additional fiscal stimulus and the U.S. presidential election drove stocks lower in September and October. Despite signs that the economic recovery was stalling, as the unemployment rate remained relatively high (6.7% at period-end) and consumer spending declined, stocks rallied in November and December, buoyed by the outcome of the U.S. presidential election, the start of COVID-19 vaccination programs and the passage of a new stimulus bill.3

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. In assessing value, we

3. Bureau of Labor Statistics.

Top 10 Holdings 12/31/20

Company	% of Total
Industry	Net Assets
a	aa
Synopsys, Inc.	2.5%
Software
Twilio, Inc.	2.3%
IT Services
CoStar Group, Inc.	2.1%
Professional Services
IDEXX Laboratories, Inc.	2.0%
Health Care Equipment & Supplies
DocuSign, Inc.	2.0%
Software
Verisk Analytics, Inc.	1.9%
Professional Services
Roku, Inc.	1.7%
Entertainment
Okta, Inc.	1.6%
IT Services
ANSYS, Inc.	1.6%
Software
Zendesk, Inc.	1.6%
Software

consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the period under review, the Fund outperformed the Russell Midcap® Growth Index. Stock selection in the information technology sector was the primary contributor to relative returns. Within the sector, the Fund benefited from positions in DocuSign, Twilio, CloudFlare and Bill.Com Holdings. Subscription revenue and billings growth have been positive drivers of performance for electric signature company DocuSign. While the company is benefiting from work-from-home-trends in the near term, we believe there is a large and under-penetrated market for the digital transformation of contracts and other types of agreements that require e-signatures. Twilio has seen accelerated demand in the COVID-19 environment for the company’s digital communication services, particularly in telehealth, online education and remote customer care. COVID-19 and subsequent shelter-in-place mandates have also been an opportunity for cloud-security specialists CloudFlare, which provides tools that enable remote work and social distancing. Payment solutions provider Bill.Com has been benefiting from the growing need of smaller companies to switch to cost- and time-saving innovative technologies to stay competitive.

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Stock selection in consumer discretionary also contributed to relative results. Digital sports entertainment and gaming company DraftKings was a top contributor in the sector.

DraftKings has generated revenue from online gambling and has created new products such as simulated sports events, though the company’s operations have been impacted by the suspension, postponement or cancellation of sports seasons and events due to COVID-19.

Turning to detractors, stock selection undermined relative performance in the materials sector, where a position in specialty chemicals manufacturer Ingevity detracted from results.

Elsewhere, satellite communications operator ViaSat hurt relative returns. The company has been negatively affected by emerging competition and the economic impact associated with the COVID-19 pandemic. We have since eliminated the position.

Other relative detractors included Hexcel and Diamondback Energy. Advanced materials company Hexcel, whose biggest client is the aerospace industry, was hit hard by the collapse in air travel caused by COVID-19, which resulted in airplane production cuts. Oil exploration and production company Diamondback also hindered results due to the collapse of oil prices brought on by the global economic shutdown and Russia-Saudi price war. We liquidated our positions in both Hexcel and Diamondback due to their price recovery uncertainty.

Reata Pharmaceuticals, which faced U.S. Food and Drug Administration hurdles for its neurological disorder treatment, hurt relative results as well.

Thank you for your participation in Franklin Small-Mid Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Fund-Level		Fund-Level
			Expenses		Expenses		Net
	Beginning	Ending	Paid During	Ending	Paid During		Annualized
Share	Account	Account	Period	Account	Period		Expense
Class	Value 7/1/20	Value 12/31/20	7/1/20–12/31/201,2	Value 12/31/20	7/1/20–12/31/201,2	a	Ratio2
1	$1,000	$1,328.90	$4.92	$1,020.91	$4.27		0.84%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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Financial Highlights

Franklin Small-Mid Cap Growth VIP Fund

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 1

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$19.74	$17.04	$19.71	$17.77	$19.09
Income from investment operationsa:	(0.07)	(0.04)	(0.05)	(0.04)	(0.03)
Net investment (loss)b. . . . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	9.96	5.31	(0.70)	3.74	0.77
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	9.89	5.27	(0.75)	3.70	0.74
Less distributions from:
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2.64)	(2.57)	(1.92)	(1.76)	(2.06)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$26.99	$19.74	$17.04	$19.71	$17.77
Total returnc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	55.52%	31.80%	(5.15)%	21.75%	4.40%
Ratios to average net assets
Expenses before waiver and payments by affiliates.. . . . . .	0.85%	0.84%	0.86%	0.85%	0.84%
Expenses net of waiver and payments by affiliatesd.. . . . . .	0.84%	0.83%	0.85%	0.84%	0.82%
Net investment (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.33)%	(0.19)%	(0.24)%	(0.24)%	(0.16)%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$72,039	$43,169	$33,518	$36,864	$31,756
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	48.93%	59.07%	44.78%	40.49%	32.23%e

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 2

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$17.29	$15.22	$17.83	$16.27	$17.69
Income from investment operationsa:	(0.11)	(0.08)	(0.09)	(0.08)	(0.07)
Net investment (loss)b. . . . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	8.57	4.72	(0.60)	3.40	0.71
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	8.46	4.64	(0.69)	3.32	0.64
Less distributions from:
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2.64)	(2.57)	(1.92)	(1.76)	(2.06)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$23.11	$17.29	$15.22	$17.83	$16.27
Total returnc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	55.09%	31.44%	(5.37)%	21.40%	4.17%
Ratios to average net assets
Expenses before waiver and payments by affiliates.. . . . . .	1.10%	1.09%	1.11%	1.10%	1.09%
Expenses net of waiver and payments by affiliatesd.. . . . . .	1.09%	1.08%	1.10%	1.09%	1.07%
Net investment (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.61)%	(0.44)%	(0.49)%	(0.49)%	(0.41)%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$503,032	$372,442	$310,300	$390,094	$392,777
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	48.93%	59.07%	44.78%	40.49%	32.23%e

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 4

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$18.04	$15.81	$18.47	$16.81	$18.23
Income from investment operationsa:	(0.14)	(0.10)	(0.11)	(0.10)	(0.09)
Net investment (loss)b. . . . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	9.00	4.90	(0.63)	3.52	0.73
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	8.86	4.80	(0.74)	3.42	0.64
Less distributions from:
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2.64)	(2.57)	(1.92)	(1.76)	(2.06)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$24.26	$18.04	$15.81	$18.47	$16.81
Total returnc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	55.01%	31.26%	(5.46)%	21.30%	4.04%
Ratios to average net assets
Expenses before waiver and payments by affiliates.. . . . . .	1.20%	1.19%	1.21%	1.20%	1.19%
Expenses net of waiver and payments by affiliatesd.. . . . . .	1.19%	1.18%	1.20%	1.19%	1.17%
Net investment (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.71)%	(0.54)%	(0.59)%	(0.59)%	(0.51)%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$25,580	$17,662	$13,759	$15,829	$13,825
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	48.93%	59.07%	44.78%	40.49%	32.23%e

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

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Statement of Investments, December 31, 2020

Franklin Small-Mid Cap Growth VIP Fund

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks 97.4%
	Aerospace & Defense 1.6%
	aKratos Defense & Security Solutions, Inc... . . . . . . . . . . . . . . . . . .	United States	66,100		$1,813,123
	aMercury Systems, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	56,900		5,010,614
	aTransDigm Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,900		3,032,365
					9,856,102
	Airlines 0.4%
	Southwest Airlines Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	55,000		2,563,550
	Banks 0.5%
	TCF Financial Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	77,000		2,850,540
	Biotechnology 3.9%
	aCertara, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,300		246,156
	aDeciphera Pharmaceuticals, Inc... . . . . . . . . . . . . . . . . . . . . . . . . .	United States	50,400		2,876,328
	aGlobal Blood Therapeutics, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	71,700		3,105,327
	aHeron Therapeutics, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	153,400		3,246,711
	aIovance Biotherapeutics, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	118,400		5,493,760
	aPTC Therapeutics, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	52,000		3,173,560
	aRocket Pharmaceuticals, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	25,000		1,371,000
	aSeagen, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	20,700		3,625,398
					23,138,240
	Capital Markets 4.2%
	Ares Management Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	97,500		4,587,375
	MarketAxess Holdings, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	12,200		6,960,832
	MSCI, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	18,500		8,260,805
	Tradeweb Markets, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	87,700		5,476,865
					25,285,877
	Chemicals 0.3%
	aIngevity Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	26,741		2,025,096
	Commercial Services & Supplies 1.1%
	Republic Services, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	66,100		6,365,430
	Construction Materials 0.6%
	Martin Marietta Materials, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	13,000		3,691,610
	Containers & Packaging 1.1%
	Ball Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	71,700		6,681,006
	Electronic Equipment, Instruments & Components 2.5%
	Amphenol Corp., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	52,700		6,891,579
	aKeysight Technologies, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	59,550		7,865,959
					14,757,538
	Entertainment 3.2%
	aRoku, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	29,856		9,912,789
	aSpotify Technology SA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	11,100		3,492,726
	aZynga, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	572,500		5,650,575
					19,056,090
	Equity Real Estate Investment Trusts (REITs) 1.9%
	SBA Communications Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	32,257		9,100,667
	Terreno Realty Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	41,150		2,407,687
					11,508,354
	Food & Staples Retailing 0.4%
	aGrocery Outlet Holding Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	61,700		2,421,725

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The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	Food Products 0.1%
	a,bBeyond Meat, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,700		$587,500
	Health Care Equipment & Supplies 6.5%
	aAlign Technology, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,400		1,816,892
	aDexCom, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,488		2,768,463
	aIDEXX Laboratories, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	24,150		12,071,860
	aInari Medical, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	31,400		2,740,906
	aInsulet Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	18,500		4,729,155
	aiRhythm Technologies, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	13,050		3,095,591
	a,bPenumbra, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	24,900		4,357,500
	Teleflex, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	18,150		7,469,996
					39,050,363
	Health Care Providers & Services 2.3%
	aGuardant Health, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	56,900		7,333,272
	aHealthEquity, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	57,000		3,973,470
	aOak Street Health, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	43,400		2,654,344
					13,961,086
	Health Care Technology 2.3%
	a,bAmerican Well Corp., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	61,800		1,565,394
	aTeladoc Health, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	18,766		3,752,449
	aVeeva Systems, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	31,500		8,575,875
					13,893,718
	Hotels, Restaurants & Leisure 4.0%
	aChipotle Mexican Grill, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,330		6,004,454
	aDraftKings, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	134,733		6,273,169
	Vail Resorts, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	20,300		5,662,888
	Wingstop, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	29,700		3,936,735
	Wynn Resorts Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	18,300		2,064,789
					23,942,035
	Household Durables 0.9%
	aNVR, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,282		5,230,381
	Household Products 0.8%
	Church & Dwight Co., Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	58,300		5,085,509
	Interactive Media & Services 2.1%
	aMatch Group, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	47,124		7,124,678
	aPinterest, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	86,100		5,673,990
					12,798,668
	Internet & Direct Marketing Retail 1.5%
	a,bContextLogic, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	29,000		528,960
	Expedia Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	35,700		4,726,680
	a,c,dMarqeta, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	129,178		1,208,923
	aWayfair, Inc., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	11,700		2,641,977
					9,106,540
	IT Services 11.5%
	a,bBigCommerce Holdings, Inc., 1.. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	32,700		2,097,705
	aBlack Knight, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	104,000		9,188,400
	Booz Allen Hamilton Holding Corp.. . . . . . . . . . . . . . . . . . . . . . . . .	United States	48,400		4,219,512
	aEPAM Systems, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	9,900		3,547,665
	aGoDaddy, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	68,917		5,716,665
	Jack Henry & Associates, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	43,250		7,006,067

The accompanying notes are an integral part of these financial statements.

Annual Report

FSC-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	IT Services (continued)
	aMongoDB, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	13,900		$4,990,656
	a,eNuvei Corp., 144A, Reg S.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Canada	20,900		1,258,807
	aOkta, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	37,500		9,534,750
	aShift4 Payments, Inc., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	44,300		3,340,220
	aTwilio, Inc., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	41,075		13,903,888
	aWix.com Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Israel	16,800		4,199,328
					69,003,663
	Life Sciences Tools & Services 3.3%
	a10X Genomics, Inc., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	30,700		4,347,120
	Bio-Techne Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	19,625		6,231,919
	aMaravai LifeSciences Holdings, Inc., A. . . . . . . . . . . . . . . . . . . . . .	United States	58,800		1,649,340
	aMettler-Toledo International, Inc... . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,480		7,385,126
					19,613,505
	Machinery 2.2%
	Fortive Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	66,900		4,737,858
	IDEX Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	24,550		4,890,360
	Stanley Black & Decker, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	20,846		3,722,262
					13,350,480
	Personal Products 0.5%
	aBellRing Brands, Inc., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	125,800		3,058,198
	Pharmaceuticals 1.9%
	a,bGW Pharmaceuticals plc, ADR. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	26,500		3,058,365
	aHorizon Therapeutics plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	70,000		5,120,500
	aReata Pharmaceuticals, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	25,100		3,102,862
					11,281,727
	Professional Services 5.0%
	aCoStar Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	13,735		12,694,986
	TransUnion.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	58,300		5,784,526
	Verisk Analytics, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	54,661		11,347,077
					29,826,589
	Road & Rail 1.5%
	Kansas City Southern.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	23,200		4,735,816
	Old Dominion Freight Line, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	21,850		4,264,683
					9,000,499
	Semiconductors & Semiconductor Equipment 6.6%
	aAllegro MicroSystems, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	83,900		2,236,774
	Entegris, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	25,000		2,402,500
	KLA Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	27,637		7,155,496
	aLattice Semiconductor Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	155,755		7,136,694
	Microchip Technology, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	35,427		4,892,823
	Monolithic Power Systems, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	13,350		4,889,170
	aSemtech Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	56,700		4,087,503
	aSiTime Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	60,000		6,715,800
					39,516,760
	Software 17.2%
	aAlteryx, Inc., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	49,400		6,016,426
	aANSYS, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	25,800		9,386,040
	aAvalara, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	43,600		7,189,204
	aBill.com Holdings, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	53,548		7,309,302
	a,bC3.ai, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,500		763,125

FSC-12

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	Software (continued)
	aCloudflare, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	75,500		$5,737,245
	aCoupa Software, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	10,500		3,558,555
	aDocuSign, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	52,700		11,715,210
	a,bDuck Creek Technologies, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	35,670		1,544,511
	aHubSpot, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	14,600		5,788,024
	aLightspeed POS, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Canada	80,500		5,666,395
	aPaylocity Holding Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	44,950		9,255,654
	aQ2 Holdings, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	40,496		5,123,959
	aSynopsys, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	57,750		14,971,110
	aZendesk, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	65,600		9,388,672
					103,413,432
	Specialty Retail 3.6%
	aBurlington Stores, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	30,200		7,898,810
	aFive Below, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	37,050		6,483,009
	Tractor Supply Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	27,737		3,899,267
	aUlta Beauty, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	12,500		3,589,500
					21,870,586
	Textiles, Apparel & Luxury Goods 1.1%
	Levi Strauss & Co., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	175,000		3,514,000
	VF Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	39,200		3,348,072
					6,862,072
	Trading Companies & Distributors 0.8%
	Fastenal Co... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	92,200		4,502,126
	. . . . .Total Common Stocks (Cost $329,601,910).. . . . . .	. . . . . . . . . . . . . . . . .	. . . . . . . . .		585,156,595
	Preferred Stocks 0.6%

	Internet & Direct Marketing Retail 0.3%
	a,c,dFanatics, Inc., E. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	92,539		1,657,023
	Software 0.1%
	a,c,dAlkami Technology, Inc., F.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	48,025		768,400
	Textiles, Apparel & Luxury Goods 0.2%
	a,c,dAllbirds, Inc., E.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	92,392		1,068,276
	. . . . .Total Preferred Stocks (Cost $3,436,676).. . . . . . . .	. . . . . . . . . . . . . . . . .	. . . . . . . . .		3,493,699
	Total Long Term Investments (Cost $333,038,586)
		. . . . . . . . . . . . . . . . .	. . . . . . . . .		588,650,294
	Short Term Investments 3.5%

a	a	Country	Shares	a
a

Value

Money Market Funds 2.1%

f,gInstitutional Fiduciary Trust - Money Market Portfolio, 0%. . . . . . . .	United States	12,671,175	12,671,175
.. . . . . . . .Total Money Market Funds (Cost $12,671,175)	. . . . . . . . . . . . . . .	. . . . . . . . . . .	12,671,175

The accompanying notes are an integral part of these financial statements.

Annual Report

FSC-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

Short Term Investments (continued)

a	a
Country	Shares	a	Value
a	a	a	a	a	a
	hInvestments from Cash Collateral Received for
	Loaned Securities 1.4%
	Money Market Funds 1.4%
	f,gInstitutional Fiduciary Trust - Money Market Portfolio, 0%. . . . . . . .	United States	8,418,420		$8,418,420

Total Investments from Cash Collateral Received for Loaned Securities

(Cost $8,418,420).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total Short Term Investments (Cost $21,089,595). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total Investments (Cost $354,128,181) 101.5%.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other Assets, less Liabilities (1.5)%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net Assets 100.0%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

8,418,420

21,089,595

$609,739,889 (9,087,689)

$600,652,200

See Abbreviations on page FSC-27

aNon-income producing.

bA portion or all of the security is on loan at December 31, 2020. See Note 1(c).

cFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

dSee Note 7 regarding restricted securities.

eSecurity was purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. 144A securities may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. Regulation S securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2020, the value of this security was $1,258,807, representing 0.2% of net assets.

fSee Note 3(e) regarding investments in affiliated management investment companies.

gThe rate shown is the annualized seven-day effective yield at period end.

hSee Note 1(c) regarding securities on loan.

FSC-14

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2020

Franklin Small-
Mid Cap Growth
VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$333,038,586
Cost - Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	21,089,595
Value - Unaffiliated issuers (Includes securities loaned of $8,062,670). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$588,650,294
Value - Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	21,089,595
Receivables:
Investment securities sold.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	82,892
Capital shares sold.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	179,091
Dividends and interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	81,071
Other assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	54
Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	610,082,997
Liabilities:
Payables:
Investment securities purchased.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	106,263
Capital shares redeemed. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	262,074
Management fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	392,338
Distribution fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	113,228
Payable upon return of securities loaned. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,418,420
Accrued expenses and other liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	138,474
Total liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,430,797
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$600,652,200
Net assets consist of:
Paid-in capital.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$275,921,954
Total distributable earnings (losses).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	324,730,246
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$600,652,200
Franklin Small-
Mid Cap Growth
VIP Fund
Class 1:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$72,039,364
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	2,669,127
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$26.99
Class 2:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$503,032,360
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	21,764,448
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$23.11
Class 4:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$25,580,476
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	1,054,488
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$24.26

The accompanying notes are an integral part of these financial statements.

Annual Report

FSC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2020

Franklin Small-
Mid Cap Growth
VIP Fund
Investment income:
Dividends: (net of foreign taxes of $4,065)
Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,955,300
Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	32,723
Interest:
Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	32,720
Income from securities loaned:
Unaffiliated entities (net of fees and rebates).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	256,355
Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,432
Total investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,288,530
Expenses:
Management fees (Note 3a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,770,389
Distribution fees: (Note 3c)
Class 2. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,010,373
Class 4. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	68,089
Custodian fees (Note 4).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,519
Reports to shareholders.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	134,771
Professional fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	78,392
Trustees' fees and expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,614
Other.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	24,479
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Total expenses	5,092,626
Expense reductions (Note 4).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(17)
Expenses waived/paid by affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(32,556)
Net expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,060,053
Net investment income (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,771,523)
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	72,213,845
Foreign currency transactions.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(6,798)
Net realized gain (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	72,207,047
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	144,395,647
Net realized and unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	216,602,694
Net increase (decrease) in net assets resulting from operations.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$213,831,171

FSC-16

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Small-Mid Cap Growth VIP Fund
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$(2,771,523)	$(1,784,697)
Net realized gain (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	72,207,047	63,675,302
Net change in unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . .	144,395,647	48,782,330
Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . . . .	213,831,171	110,672,935
Distributions to shareholders:
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(5,568,768)	(5,113,428)
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(53,710,860)	(51,808,967)
Class 4.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,461,041)	(2,209,122)
Total distributions to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(61,740,669)	(59,131,517)
Capital share transactions: (Note 2)
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,218,927	4,136,766
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,617,481	18,159,781
Class 4.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,452,781	1,857,466
Total capital share transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,289,189	24,154,013
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net increase (decrease) in net assets	167,379,691	75,695,431
Net assets:
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	433,272,509	357,577,078
End of year.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$600,652,200	$433,272,509

The accompanying notes are an integral part of these financial statements.

Annual Report

FSC-17
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Small-Mid Cap Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Small-Mid Cap Growth VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2020, 40.9% of the Fund's shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust's Board of Trustees (the Board), the Fund's administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter

(OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund's business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at

4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund's securities to the latest indications of fair value at 4 p.m. Eastern time. At December 31, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund's NAV is not calculated, which could result in differences between the value of the Fund's portfolio

FSC-18

Annual Report

Franklin Small-Mid Cap Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

a. Financial Instrument Valuation (continued)

securities on the last business day and the last calendar day of the reporting period. Any security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives collateral in the form of cash and/or U.S. Government and Agency securities against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. Any cash collateral received is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/ or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to any cash collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Annual Report

FSC-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

d. Income and Deferred Taxes (continued)

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FSC-20

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Amount	Shares	Amount
Class 1 Shares:
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	706,229	$16,500,714	318,754	$6,251,939
Shares issued in reinvestment of distributions.. . . . . . . . . .	289,889	5,568,768	273,885	5,113,428
Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(514,114)	(10,850,555)	(372,027)	(7,228,601)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .	482,004	$11,218,927	220,612	$4,136,766
Class 2 Shares:
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,526,425	$47,366,200	1,911,894	$33,367,659
Shares issued in reinvestment of distributions.. . . . . . . . . .	3,261,133	53,710,860	3,162,941	51,808,967
Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(5,564,626)	(98,459,579)	(3,921,307)	(67,016,845)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .	222,932	$2,617,481	1,153,528	$18,159,781
Class 4 Shares:
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	319,307	$6,396,773	191,080	$3,405,783
Shares issued in reinvestment of distributions.. . . . . . . . . .	142,257	2,461,041	129,188	2,209,122
Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(385,938)	(7,405,033)	(211,768)	(3,757,439)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .	75,626	$1,452,781	108,500	$1,857,466

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Services, LLC. (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report

FSC-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $500 million
0.700%	Over $500 million, up to and including $1 billion

0.650%	Over $1 billion, up to and including $1.5 billion
0.600%	Over $1.5 billion, up to and including $6.5 billion

0.575%	Over $6.5 billion, up to and including $11.5 billion
0.550%	Over $11.5 billion, up to and including $16.5 billion

0.540%	Over $16.5 billion, up to and including $19 billion
0.530%	Over $19 billion, up to and including $21.5 billion
0.520%	In excess of $21.5 billion

For the year ended December 31, 2020, the gross effective investment management fee rate was 0.796% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund's average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FSC-22

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2020, the Fund held investments in affiliated management investment companies as follows:

					Net Change in		Number of
	Value at				Unrealized	Value	Shares Held
	Beginning			Realized Gain	Appreciation	at End	at End	Investment
	of Year	Purchases	Sales	(Loss)	(Depreciation)	of Year	of Year	Income
Franklin Small-Mid Cap Growth VIP Fund
Non-Controlled Affiliates
								Dividends
Institutional Fiduciary Trust - Money
Market Portfolio, 0%.. . . . . . . . .	$10,406,987	$138,868,272	$(136,604,084)	$—	$—	$12,671,175	12,671,175	$32,723
Non-Controlled Affiliates
								Income from
								securities
								loaned
Institutional Fiduciary Trust - Money
Market Portfolio, 0%.. . . . . . . . .	$4,879,541	$71,410,508	$(67,871,629)	$—	$—	$8,418,420	8,418,420	$11,432
Total Affiliated Securities. . . . .	$15,286,528	$210,278,780	$(204,475,713)	$—	$—	$21,089,595		$44,155

f. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended December 31, 2020, these purchase and sale transactions aggregated $380,765 and $0, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2020 and 2019, was as follows:

	2020	2019
Distributions paid from:
Ordinary income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$4,542,643	—
Long term capital gain.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	57,198,026	$59,131,517
	$61,740,669	$59,131,517

Annual Report

FSC-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

5. Income Taxes (continued)

At December 31, 2020, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distributable earnings:

Undistributed ordinary income.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Undistributed long term capital gains.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total distributable earnings.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$354,230,433

$258,929,286 (3,419,830)

$255,509,456

$5,519,604 $63,701,185

$69,220,789

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2020, aggregated $226,449,811 and $277,517,497, respectively.

At December 31, 2020, in connection with securities lending transactions, the Fund loaned equity investments and received $8,418,420 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2020, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

		Acquisition
Shares	Issuer	Date	Cost	Value
Franklin Small-Mid Cap Growth VIP Fund
48,025	Alkami Technology, Inc., F .. . . . . . . . . . . . . . . . . . . . .	9/24/20	$768,400	$768,400
92,392	Allbirds, Inc., E . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9/22/20	1,068,276	1,068,276
92,539	Fanatics, Inc., E .. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8/13/20	1,600,000	1,657,023
129,178	Marqeta, Inc. .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8/20/20	1,077,009	1,208,923
	. . . .Total Restricted Securities (Value is 0.78% of Net Assets)	. . . . . . . . .	$4,513,685	$4,702,622

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

8. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 5, 2021, the Borrowers, renewed the Global Credit Facility for a one year term, maturing February 4, 2022, for a total of $2.675 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2020, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

•Level 1 – quoted prices in active markets for identical financial instruments

•Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2020, in valuing the Fund's assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Small-Mid Cap Growth VIP Fund
Assets:
Investments in Securities:
Common Stocks:
Aerospace & Defense .. . . . . . . . . . . . . . . . . . .	$9,856,102	$—	$—	$9,856,102
Airlines .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,563,550	—	—	2,563,550
Banks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,850,540	—	—	2,850,540
Biotechnology . . . . . . . . . . . . . . . . . . . . . . . . .	23,138,240	—	—	23,138,240
Capital Markets . . . . . . . . . . . . . . . . . . . . . . . .	25,285,877	—	—	25,285,877
Chemicals . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,025,096	—	—	2,025,096
Commercial Services & Supplies . . . . . . . . . . .	6,365,430	—	—	6,365,430

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FSC-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

10. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Franklin Small-Mid Cap Growth VIP Fund (continued)
Assets: (continued)
Investments in Securities:
Common Stocks:
Construction Materials . . . . . . . . . . . . . . . . . . .	$3,691,610	$—	$—	$3,691,610
Containers & Packaging .. . . . . . . . . . . . . . . . .	6,681,006	—	—	6,681,006
Electronic Equipment, Instruments &
Components .. . . . . . . . . . . . . . . . . . . . . . . .	14,757,538	—	—	14,757,538
Entertainment .. . . . . . . . . . . . . . . . . . . . . . . . .	19,056,090	—	—	19,056,090
Equity Real Estate Investment Trusts (REITs) ..	11,508,354	—	—	11,508,354
Food & Staples Retailing . . . . . . . . . . . . . . . . .	2,421,725	—	—	2,421,725
Food Products . . . . . . . . . . . . . . . . . . . . . . . . .	587,500	—	—	587,500
Health Care Equipment & Supplies .. . . . . . . . .	39,050,363	—	—	39,050,363
Health Care Providers & Services .. . . . . . . . . .	13,961,086	—	—	13,961,086
Health Care Technology .. . . . . . . . . . . . . . . . .	13,893,718	—	—	13,893,718
Hotels, Restaurants & Leisure . . . . . . . . . . . . .	23,942,035	—	—	23,942,035
Household Durables .. . . . . . . . . . . . . . . . . . . .	5,230,381	—	—	5,230,381
Household Products .. . . . . . . . . . . . . . . . . . . .	5,085,509	—	—	5,085,509
Interactive Media & Services .. . . . . . . . . . . . . .	12,798,668	—	—	12,798,668
Internet & Direct Marketing Retail .. . . . . . . . . .	7,897,617	—	1,208,923	9,106,540
IT Services .. . . . . . . . . . . . . . . . . . . . . . . . . . .	69,003,663	—	—	69,003,663
Life Sciences Tools & Services .. . . . . . . . . . . .	19,613,505	—	—	19,613,505
Machinery . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,350,480	—	—	13,350,480
Personal Products . . . . . . . . . . . . . . . . . . . . . .	3,058,198	—	—	3,058,198
Pharmaceuticals .. . . . . . . . . . . . . . . . . . . . . . .	11,281,727	—	—	11,281,727
Professional Services .. . . . . . . . . . . . . . . . . . .	29,826,589	—	—	29,826,589
Road & Rail . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,000,499	—	—	9,000,499
Semiconductors & Semiconductor Equipment ..	39,516,760	—	—	39,516,760
Software . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	103,413,432	—	—	103,413,432
Specialty Retail . . . . . . . . . . . . . . . . . . . . . . . .	21,870,586	—	—	21,870,586
Textiles, Apparel & Luxury Goods .. . . . . . . . . .	6,862,072	—	—	6,862,072
Trading Companies & Distributors .. . . . . . . . . .	4,502,126	—	—	4,502,126
Preferred Stocks .. . . . . . . . . . . . . . . . . . . . . . . .	—	—	3,493,699	3,493,699
Short Term Investments. . . . . . . . . . . . . . . . . . . .	21,089,595	—	—	21,089,595
Total Investments in Securities.. . . . . . . . . . .	$605,037,267	$—	$4,702,622	$609,739,889

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the year.

11. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020- 04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

Annual Report

FSC-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Small-Mid Cap Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Small-Mid Cap Growth VIP Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Small-Mid Cap Growth VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $57,198,026 as a long term capital gain dividend for the fiscal year ended December 31, 2020.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 41.38% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2020.

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FSC-29

Franklin Strategic Income VIP Fund

This annual report for Franklin Strategic Income VIP Fund covers the fiscal year ended December 31, 2020.

Class 1 Performance Summary as of December 31, 2020

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Average Annual
Share Class	Total Return
1
1-Year	3.75%
5-Year	4.58%
10-Year	4.01%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/21. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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FSI-1

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/11–12/31/20)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Multi-Sector Income Funds Classification Average. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to

Performance Information preceding the Fund Summaries.

$16,000					$15,976
$15,000					$14,818
$14,000					$14,576

$13,000
$12,000
$11,000
$10,000
$9,000
1/11	12/12	12/14	12/16	12/18	12/20
	Franklin Strategic Income		Lipper Multi-Sector Income
	VIP Fund		Funds Classification Average***

Bloomberg Barclays U.S. Aggregate

Bond Index**

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

***Source: Lipper, a Thomson Reuters Company. Please see Index Descriptions following the Fund Summaries.

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Annual Report

Franklin Strategic Income VIP Fund

Fund Goal and Main Investments

The Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. Under normal market conditions, the Fund invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. High yields reflect the higher credit risks associated with certain lower rated securities held in the portfolio. Floating rate loans and high yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. The risks of foreign securities include currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, posted a +7.51% total return for the period under review.1 The Fund’s peers, as measured by the Lipper Multi-Sector Income Funds Classification Average, posted a +5.64% return.2

Portfolio Composition 12/31/20

% of Total
Net Assets
Corporate Bonds	49.5%
Foreign Government and Agency Securities	14.1%
Residential Mortgage-Backed Securities	9.2%
Asset-Backed Securities	7.4%
Senior Floating Rate Interests	4.7%
Mortgage-Backed Securities	4.4%
U.S. Government and Agency Securities	2.8%
Management Investment Companies	2.0%
Municipal Bonds	1.9%
Other	1.0%
Short-Term Investments & Other Net Assets	3.0%

Economic and Market Overview

The U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, advanced during the 12 months ended December 31, 2020. The period was defined by the economic and social disruption that began in the wake of the novel coronavirus (COVID-19) pandemic, which caused significant volatility in U.S. bond markets. In late February, the U.S. bond market began to anticipate the adverse economic impact of business shutdowns and social distancing measures. Higher-quality, longer-term bonds rallied, with the 10-year U.S. Treasury yield (which moves inversely to price) falling in February and March, while riskier, lower-rated corporate bonds declined sharply. U.S. Federal Reserve (Fed) action led to a recovery in the corporate bond market beginning in late March, which accelerated in subsequent months as many businesses reopened. Corporate bonds, particularly high-yield bonds, also benefited from the resolution of the U.S. election and several promising vaccine results late in the reporting period.

The Fed enacted two emergency rate cuts in March 2020, lowering the federal funds target rate to a range of 0.00%– 0.25%. In addition, the Fed announced unlimited, open- ended purchasing of government-backed and corporate bonds as necessary to help keep markets functioning.

1.Source: Morningstar.

2.Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FSI-3

FRANKLIN STRATEGIC INCOME VIP FUND

Furthermore, the Fed signaled that interest rates would potentially remain low, even if inflation moderately exceeded the Fed’s 2% target for some time.

U.S. Treasury bonds, as measured by the Bloomberg Barclays U.S. Treasury Index, posted positive total returns during the period. The 10-year U.S. Treasury yield declined significantly during the reporting period, reaching a new record closing low in early August 2020. Bond purchasing by the Fed and robust demand for investments perceived as safe drove the U.S. Treasury market. Mortgage-backed securities (MBS), as measured by the Bloomberg Barclays MBS Index, posted positive total returns for the period amid Fed support, though lower interest rates accelerated prepayments from mortgage refinancing, restricting further gains.

U.S. corporate bond performance varied somewhat based on credit rating, as many investors became concerned about the potential credit downgrades of some companies. Total returns for investment-grade corporate bonds, as represented by the Bloomberg Barclays U.S. Corporate Bond Index, exceeded total returns for high-yield corporate bonds, as represented by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

Investment Strategy

We allocate our investments among the various types of debt available based on our assessment of changing economic, global market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers, seeking to take advantage of varying sector reactions to economic events. For example, we may evaluate business cycles, yield curves, country risk, and the relative interest rates among currencies, and values between and within markets. In selecting debt securities, we generally conduct our own analysis of the security’s intrinsic value rather than simply relying on the coupon rate or rating. We may also enter into various transactions involving certain currency-, interest rate- or credit-related derivative instruments.

Manager’s Discussion

The Fund allocated assets across the broad fixed income markets seeking the best relative value opportunities for income and capital appreciation. At period end, our largest allocations were in high-yield corporate credit, investment- grade corporate bonds, non-local currency emerging market bonds and non-agency residential mortgage-backed securities (RMBS), with smaller exposures to senior secured floating-rate loans and agency mortgage-backed securities. We increased allocation to high-yield corporate bonds over the reporting period. Even with nominal yields near historic lows, we believe that high-yield investors are more than compensated for expected default losses. We also see potential for additional spread tightening over the course of the next year and believe, in our view, that the relative yield pickup, along with the lower duration exposure and a potential rise in rates, will make U.S. high-yield an attractive asset class in the continued low global rate environment going forward. After the significant market volatility in March 2020, we had been seeing opportunities in higher-quality sectors and added to investment-grade corporate credit, while we pared exposure to collateralized loan obligations (CLOs) and senior secured floating-rate loans. We remain generally positive on investment-grade corporate bonds, although we believe the opportunity has become less compelling given tighter valuations and continued near-term macro and policy uncertainty, particularly as new COVID-19 cases surge.

We maintain a constructive view on sovereign emerging market securities as technical support for the asset class remains strong, which is likely to offset the negative impact of worsened fundamentals. We believe spread levels should continue to attract inflows in an environment of low-to- negative yields, loose global liquidity and where investors remain structurally underweight emerging markets.

We remained allocated to the RMBS sector, with exposure primarily in the seasoned credit risk transfer securities (CRTs). Allocation to the sector decreased over the period due to paydowns in CRT. We expect continued fundamental strength of the U.S. housing sector, bolstered by favorable supply and demand forces with historically low interest-rates that should remain supportive for the sector.

Our foreign-currency exposure was held through a basket of shorts with major positions in the Canadian and Australian dollar versus a basket of longs with major positions in the Japanese yen, Indonesian rupiah, Uruguayan, Mexican, Colombian and Dominican Republic peso. Over the period, we closed out our long Norwegian krona positions. We moved from a short euro to slight long position, reduced our short Canadian and Australian dollar positions and decreased our long Japanese yen position.

The Fund’s investment-grade corporate credit allocation was the most significant contributor to returns. Additionally, allocations to high-yield corporate credit and CLOs also benefited performance. Marketplace loans and non-dollar emerging markets securities boosted performance as well. In contrast, the Fund’s allocation to senior secured floating-rate

FSI-4

Annual Report

FRANKLIN STRATEGIC INCOME VIP FUND

loans, taxable municipal bonds, Treasury Inflation-Protected Securities and RMBS detracted from performance. Foreign currency exposure negatively contributed to returns. Gains mainly from our long Japanese Yen, Mexican peso and short New Zealand dollar were more than offset by negative returns from long Norwegian krona and short Australian dollar positions.

The Fund utilized derivatives, including credit default swaps, currency forwards and government bond futures, primarily as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks compared to holding securities.

Thank you for your participation in Franklin Strategic Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report

FSI-5

FRANKLIN STRATEGIC INCOME VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Fund-Level		Fund-Level
			Expenses		Expenses		Net
	Beginning	Ending	Paid During	Ending	Paid During		Annualized
Share	Account	Account	Period	Account	Period		Expense
Class	Value 7/1/20	Value 12/31/20	7/1/20–12/31/201,2	Value 12/31/20	7/1/20–12/31/201,2	a	Ratio2
1	$1,000	$1,067.46	$4.05	$1,021.22	$3.96		0.78%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

FSI-6

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Financial Highlights

Franklin Strategic Income VIP Fund

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 1

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$10.93	$10.65	$11.15	$11.01	$10.55
Income from investment operationsa:	0.36	0.45	0.47	0.45	0.48
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	0.01	0.43	(0.65)	0.04	0.37
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	0.37	0.88	(0.18)	0.49	0.85
Less distributions from:
Net investment income and net foreign currency gains.. .	(0.54)	(0.60)	(0.32)	(0.35)	(0.39)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$10.76	$10.93	$10.65	$11.15	$11.01
Total returnc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3.75%	8.41%	(1.65)%	4.46%	8.25%
Ratios to average net assets
Expenses before waiver and payments by affiliates.. . . . . .	0.75%	0.71%	0.67%	0.68%	0.67%
Expenses net of waiver and payments by affiliatesd.. . . . . .	0.73%	0.68%	0.63%	0.63%	0.60%
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	3.46%	4.09%	4.28%	4.00%	4.42%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$261,409	$285,437	$302,610	$361,465	$396,170
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	114.19%	114.89%e	107.90%f	108.73%	128.51%
Portfolio turnover rate excluding mortgage dollar rollsg.. . . .	73.45%	72.45%e	40.38%f	48.11%	77.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Prod- ucts Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio activity as a result of in-kind transactions. 9

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind. gSee Note 1(h) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

Annual Report

FSI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income VIP Fund (continued)

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 2

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$10.55	$10.28	$10.76	$10.64	$10.21
Income from investment operationsa:	0.33	0.40	0.42	0.40	0.43
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	—c	0.42	(0.61)	0.04	0.36
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	0.33	0.82	(0.19)	0.44	0.79
Less distributions from:
Net investment income and net foreign currency gains.. .	(0.52)	(0.55)	(0.29)	(0.32)	(0.36)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$10.36	$10.55	$10.28	$10.76	$10.64
Total returnd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3.43%	8.05%	(1.77)%	4.17%	7.94%
Ratios to average net assets
Expenses before waiver and payments by affiliates.. . . . . .	1.01%	0.96%	0.92%	0.93%	0.92%
Expenses net of waiver and payments by affiliatese.. . . . . .	0.99%	0.93%	0.88%	0.88%	0.85%
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	3.23%	3.84%	4.03%	3.75%	4.17%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$100,758	$94,928	$89,264	$214,271	$203,418
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	114.19%	114.89%f	107.90%g	108.73%	128.51%
Portfolio turnover rate excluding mortgage dollar rollsh.. . . .	73.45%	72.45%f	40.38%g	48.11%	77.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding. cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Prod- ucts Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions. 9

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. hSee Note 1(h) regarding mortgage dollar rolls.

FSI-8

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income VIP Fund (continued)

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 4

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$10.83	$10.56	$11.04	$10.90	$10.44
Income from investment operationsa:	0.32	0.41	0.43	0.40	0.43
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	0.01	0.42	(0.64)	0.04	0.38
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	0.33	0.83	(0.21)	0.44	0.81
Less distributions from:
Net investment income and net foreign currency gains.. .	(0.50)	(0.56)	(0.27)	(0.30)	(0.35)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$10.66	$10.83	$10.56	$11.04	$10.90
Total returnc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3.34%	7.93%	(1.88)%	4.08%	7.86%
Ratios to average net assets
Expenses before waiver and payments by affiliates.. . . . . .	1.10%	1.06%	1.02%	1.03%	1.02%
Expenses net of waiver and payments by affiliatesd.. . . . . .	1.09%	1.03%	0.98%	0.98%	0.95%
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	3.12%	3.74%	3.93%	3.65%	4.07%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$51,709	$54,485	$60,763	$74,013	$80,175
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	114.19%	114.89%e	107.90%f	108.73%	128.51%
Portfolio turnover rate excluding mortgage dollar rollsg.. . . .	73.45%	72.45%e	40.38%f	48.11%	77.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Prod- ucts Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio activity as a result of in-kind transactions. 9

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind. gSee Note 1(h) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

Annual Report

FSI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Statement of Investments, December 31, 2020

Franklin Strategic Income VIP Fund

a a

Country Shares

a

Value

a	a	a	a		a	a
	Common Stocks 0.3%
	Aerospace & Defense 0.0%
	a,b,cRemington Outdoor Co., Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	74,576			$—
	Energy Equipment & Services 0.0%†
	bWeatherford International plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	13,794			82,764
	Machinery 0.1%
	bBirch Permian Holdings, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,478			35,824
	bBirch Permian Holdings, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	34,907			274,893
	UTEX Industries, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,441			166,537
						477,254
	Media 0.0%†
	bClear Channel Outdoor Holdings, Inc... . . . . . . . . . . . . . . . . . . . . .	United States	20,804			34,327
	biHeartMedia, Inc., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	8,384			108,824
	a,biHeartMedia, Inc., B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	142			1,714
						144,865
	Multiline Retail 0.0%
	a,b,cK2016470219 South Africa Ltd., A.. . . . . . . . . . . . . . . . . . . . . . . . .	South Africa	14,792,309			—
	a,b,cK2016470219 South Africa Ltd., B.. . . . . . . . . . . . . . . . . . . . . . . . .	South Africa	1,472,041			—
						—
	Oil, Gas & Consumable Fuels 0.0%†
	Amplify Energy Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	431			564
	a,bRiviera Resources, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,620			1,710
						2,274
	Paper & Forest Products 0.1%
	a,b,cAppvion Operations, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	18,684			322,094
	Verso Corp., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,620			67,553
						389,647
	Road & Rail 0.0%†
	a,bOnsite Rental Group Operations Pty. Ltd.. . . . . . . . . . . . . . . . . . . .	Australia	143,820			3,858
	Specialty Retail 0.1%
	bParty City Holdings, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	24,031			147,789
	. . . . . . . . . . .Total Common Stocks (Cost $2,819,680).. .	. . . . . . . . . . . . . . .	. . . . . . . .	. . .		1,248,451
	Management Investment Companies 2.0%

	Capital Markets 2.0%
	dFranklin Floating Rate Income Fund. . . . . . . . . . . . . . . . . . . . . . . .	United States	1,118,951			8,481,652
	.. . . . . . . . . . . . . . . . .Total Management Investment Companies (Cost $11,072,145)			. . .		8,481,652
			Warrants

	Warrants 0.0%†
	Machinery 0.0%†
	a,bUTEX Industries, Inc., 2/20/49. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	135			310
	Oil, Gas & Consumable Fuels 0.0%†
	a,bBattalion Oil Corp., A, 10/08/22.. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	879			50
	a,bBattalion Oil Corp., B, 10/08/22.. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,098			33
	a,bBattalion Oil Corp., C, 10/08/22.. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,412			18
						101

FSI-10

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST CONSOLIDATED STATEMENT OF INVESTMENTS

a a

Country Warrants

a

Value

a	a	a	a	a	a
	Warrants (continued)
	Paper & Forest Products 0.0%†
	bVerso Corp., 7/25/23.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	592		$503
	.. . . . . . . . . . . . . . . . . . . . . . . . . . .Total Warrants (Cost $—)	. . . . . . . . . . . . . . . . . . . .	. . . . . .		914

Principal

Amount*

Convertible Bonds 0.0%†

Wireless Telecommunication Services 0.0%†
e,f,gDigicel Group 0.5 Ltd., Sub. Bond, 144A, PIK, 7%, Perpetual. . . . .	Bermuda	26,248

Total Convertible Bonds (Cost $4,715).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

6,880

6,880

Corporate Bonds 49.5%

Aerospace & Defense 0.5%

gBombardier, Inc., Senior Note, 144A, 7.5%, 3/15/25. . . . . . . . . . . .

gTransDigm, Inc., Senior Secured Note, 144A, 6.25%, 3/15/26.. . . .

Air Freight & Logistics 0.5%

gDAE Funding LLC, Senior Note, 144A, 5%, 8/01/24. . . . . . . . . . . .

FedEx Corp., Senior Bond, 4.05%, 2/15/48.. . . . . . . . . . . . . . . . . .

United Parcel Service, Inc., Senior Bond, 5.3%, 4/01/50. . . . . . . . .

Airlines 0.6%

Delta Air Lines, Inc., Senior Note, 2.9%, 10/28/24. . . . . . . . . . . . . .

gDelta Air Lines, Inc. / SkyMiles IP Ltd., Senior Secured Note, 144A, 4.5%, 10/20/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

United Airlines Holdings, Inc., Senior Note, 5%, 2/01/24. . . . . . . . .

Auto Components 1.0%

gAllison Transmission, Inc.,

Senior Bond, 144A, 5.875%, 6/01/29 .. . . . . . . . . . . . . . . . . . . . .

Senior Bond, 144A, 3.75%, 1/30/31 . . . . . . . . . . . . . . . . . . . . . .

Dana, Inc., Senior Note, 5.625%, 6/15/28. . . . . . . . . . . . . . . . . . . .

Goodyear Tire & Rubber Co. (The), Senior Note, 4.875%, 3/15/27..

Banks 3.0%

gAkbank T.A.S.,

Senior Note, 144A, 5.125%, 3/31/25 .. . . . . . . . . . . . . . . . . . . . .

Senior Note, 144A, 6.8%, 2/06/26 .. . . . . . . . . . . . . . . . . . . . . . .

Banco Santander SA, Sub. Note, 2.749%, 12/03/30. . . . . . . . . . . .

Bank of America Corp., Senior Bond, 3.248%, 10/21/27. . . . . . . . .

gBNP Paribas SA, Senior Note, 144A, 2.219% to 6/09/25, FRN thereafter, 6/09/26.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

gChina Construction Bank Corp., Sub. Note, Reg S, 4.25% to 2/27/24, FRN thereafter, 2/27/29.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

fComerica, Inc., Junior Sub. Bond, 5.625% to 10/01/25, FRN thereafter, Perpetual. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

HSBC Holdings plc,

Senior Bond, 2.848% to 6/04/30, FRN thereafter, 6/04/31 . . . . . .

Senior Bond, 2.357% to 8/18/30, FRN thereafter, 8/18/31 . . . . . .

Canada	800,000
United States	1,400,000
United Arab
Emirates	1,294,000
United States	150,000
United States	300,000
United States	800,000
United States	1,100,000
United States	400,000
United States	800,000
United States	500,000
United States	1,200,000
United States	1,300,000
Turkey	1,200,000
Turkey	400,000
Spain	300,000
United States	647,000
France	500,000
China	800,000
United States	300,000
United Kingdom	800,000
United Kingdom	300,000

743,000

1,492,757

2,235,757

1,328,776

181,320

452,891

1,962,987

789,734

1,176,125

397,750

2,363,609

887,092

512,500

1,294,038

1,331,687

4,025,317

1,218,000

424,600

309,888

724,253

523,541

862,329

333,000

860,459

310,335

The accompanying notes are an integral part of these financial statements.

Annual Report

FSI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
Corporate Bonds (continued)
Banks (continued)
Industrial & Commercial Bank of China Ltd., Senior Note, 3.538%,
11/08/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	China	900,000	$992,641
JPMorgan Chase & Co.,
f	R, Junior Sub. Bond, 6% to 8/01/23, FRN thereafter, Perpetual ..	United States	213,000	225,861
Senior Bond, 2.522% to 4/22/30, FRN thereafter, 4/22/31 . . . . . .	United States	1,000,000	1,075,608
Senior Note, 3.2%, 6/15/26 .. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,213,000	1,358,771
Sub. Note, 3.375%, 5/01/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	809,000	864,888
Sub. Note, 3.875%, 9/10/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	809,000	906,182
Lloyds Banking Group plc, Senior Note, 3.87% to 7/09/24, FRN
thereafter, 7/09/25.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	200,000	220,744
SVB Financial Group, Senior Note, 3.125%, 6/05/30.. . . . . . . . . . .	United States	300,000	338,281
Wells Fargo & Co., Senior Note, 2.188% to 4/30/25, FRN thereafter,
4/30/26. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	700,000	737,636
12,287,017
Beverages 0.5%
Anheuser-Busch InBev Worldwide, Inc., Senior Bond, 3.5%, 6/01/30.	Belgium	1,700,000	1,970,525
Biotechnology 0.3%
AbbVie, Inc., Senior Note, 3.2%, 11/21/29.. . . . . . . . . . . . . . . . . . .	United States	700,000	785,284
Biogen, Inc., Senior Note, 2.25%, 5/01/30.. . . . . . . . . . . . . . . . . . .	United States	300,000	313,519
1,098,803
Building Products 0.2%
gCornerstone Building Brands, Inc., Senior Note, 144A, 8%, 4/15/26.	United States	800,000	843,000
Capital Markets 1.1%
Goldman Sachs Group, Inc. (The), Senior Note, 3.75%, 2/25/26. . .	United States	600,000	681,882
Morgan Stanley,
Senior Bond, 3.591% to 7/22/27, FRN thereafter, 7/22/28 . . . . . .	United States	809,000	924,087
Senior Note, 3.875%, 1/27/26 .. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,795,000	2,059,494
gMSCI, Inc., Senior Bond, 144A, 4%, 11/15/29. . . . . . . . . . . . . . . . .	United States	700,000	746,683
4,412,146
Chemicals 2.8%
gAlpek SAB de CV, Senior Note, 144A, 4.25%, 9/18/29.. . . . . . . . . .	Mexico	800,000	878,220
gAxalta Coating Systems LLC, Senior Note, 144A, 3.375%, 2/15/29.	United States	500,000	500,938
gBraskem Netherlands Finance BV, Senior Bond, 144A, 4.5%,
1/31/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Brazil	1,600,000	1,646,000
gCNAC HK Finbridge Co. Ltd., Senior Note, Reg S, 4.875%, 3/14/25.	China	800,000	857,866
gElement Solutions, Inc., Senior Note, 144A, 3.875%, 9/01/28. . . . .	United States	1,100,000	1,133,688
gGates Global LLC / Gates Corp., Senior Note, 144A, 6.25%, 1/15/26.	United States	1,200,000	1,262,004
HB Fuller Co., Senior Note, 4.25%, 10/15/28.. . . . . . . . . . . . . . . . .	United States	800,000	821,500
gIngevity Corp., Senior Note, 144A, 3.875%, 11/01/28.. . . . . . . . . . .	United States	400,000	403,750
Methanex Corp., Senior Note, 5.125%, 10/15/27.. . . . . . . . . . . . . .	Canada	500,000	544,065
Olin Corp., Senior Bond, 5.125%, 9/15/27.. . . . . . . . . . . . . . . . . . .	United States	900,000	942,651
gSABIC Capital II BV, Senior Note, 144A, 4.5%, 10/10/28.. . . . . . . .	Saudi Arabia	600,000	712,374
gSyngenta Finance NV, Senior Note, 144A, 4.892%, 4/24/25. . . . . .	Switzerland	800,000	858,932
gTPC Group, Inc., Senior Secured Note, 144A, 10.5%, 8/01/24.. . . .	United States	900,000	744,282
Westlake Chemical Corp., Senior Note, 3.375%, 6/15/30.. . . . . . . .	United States	200,000	220,141
gYara International ASA, Senior Note, 144A, 3.148%, 6/04/30.. . . . .	Brazil	100,000	108,394
11,634,805

FSI-12

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST CONSOLIDATED STATEMENT OF INVESTMENTS

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	Corporate Bonds (continued)
	Commercial Services & Supplies 0.6%
	gPrime Security Services Borrower LLC / Prime Finance, Inc., Senior
	Secured Note, 144A, 3.375%, 8/31/27.. . . . . . . . . . . . . . . . . . . .	United States	1,300,000		$1,291,875
	RELX Capital, Inc., Senior Note, 3%, 5/22/30. . . . . . . . . . . . . . . . .	United Kingdom	100,000		111,117
	gStericycle, Inc., Senior Note, 144A, 3.875%, 1/15/29.. . . . . . . . . . .	United States	1,000,000		1,028,750
					2,431,742
	Communications Equipment 0.3%
	gCommScope Technologies LLC, Senior Note, 144A, 5%, 3/15/27. .	United States	1,374,000		1,362,836
	Construction & Engineering 0.0%†
	gRutas 2 and 7 Finance Ltd., Senior Secured Bond, 144A, Zero Cpn.,
	9/30/36. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	200,000		151,000
	Construction Materials 0.2%
	gCemex SAB de CV, Senior Secured Bond, 144A, 5.7%, 1/11/25. . .	Mexico	1,013,000		1,036,805
	Consumer Finance 0.6%
	gFirstCash, Inc., Senior Note, 144A, 4.625%, 9/01/28.. . . . . . . . . . .	United States	1,000,000		1,033,125
	OneMain Finance Corp.,
	Senior Note, 6.625%, 1/15/28 .. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,000,000		1,189,190
	Senior Note, 4%, 9/15/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000		415,544
					2,637,859
	Containers & Packaging 1.6%
	gArdagh Packaging Finance plc / Ardagh Holdings USA, Inc.,
	Senior Note, 144A, 6%, 2/15/25 . . . . . . . . . . . . . . . . . . . . . . . . .	United States	248,000		257,238
	Senior Note, 144A, 5.25%, 8/15/27 .. . . . . . . . . . . . . . . . . . . . . .	United States	300,000		315,243
	Bemis Co., Inc., Senior Note, 2.63%, 6/19/30. . . . . . . . . . . . . . . . .	United States	200,000		216,737
	gCCL Industries, Inc., Senior Note, 144A, 3.05%, 6/01/30.. . . . . . . .	Canada	500,000		546,076
	Crown Americas LLC / Crown Americas Capital Corp. VI, Senior
	Note, 4.75%, 2/01/26.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,066,000		1,109,770
	gMauser Packaging Solutions Holding Co., Senior Note, 144A, 7.25%,
	4/15/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,278,000		1,292,377
	gOwens-Brockway Glass Container, Inc.,
	Senior Note, 144A, 5.875%, 8/15/23 .. . . . . . . . . . . . . . . . . . . . .	United States	566,000		607,389
	Senior Note, 144A, 6.625%, 5/13/27 .. . . . . . . . . . . . . . . . . . . . .	United States	100,000		108,437
	gReynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds
	Group Issuer Luxembourg SA,
	Senior Secured Note, 144A, 5.125%, 7/15/23 .. . . . . . . . . . . . . .	United States	22,000		22,282
	Senior Secured Note, 144A, 4%, 10/15/27 . . . . . . . . . . . . . . . . .	United States	600,000		615,750
	gSealed Air Corp.,
	Senior Bond, 144A, 5.5%, 9/15/25 . . . . . . . . . . . . . . . . . . . . . . .	United States	124,000		139,113
	Senior Note, 144A, 4.875%, 12/01/22 .. . . . . . . . . . . . . . . . . . . .	United States	85,000		89,303
	Senior Note, 144A, 5.125%, 12/01/24 .. . . . . . . . . . . . . . . . . . . .	United States	809,000		884,338
	WRKCo, Inc., Senior Bond, 3%, 6/15/33.. . . . . . . . . . . . . . . . . . . .	United States	400,000		440,071
					6,644,124
	Distributors 0.1%
	gResideo Funding, Inc., Senior Note, 144A, 6.125%, 11/01/26. . . . .	United States	400,000		422,000
	Diversified Financial Services 0.4%
	gMPH Acquisition Holdings LLC, Senior Note, 144A, 5.75%, 11/01/28.	United States	1,500,000		1,468,125

The accompanying notes are an integral part of these financial statements.

Annual Report

FSI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	Corporate Bonds (continued)
	Diversified Telecommunication Services 1.1%
	gAltice France Holding SA, Senior Note, 144A, 6%, 2/15/28. . . . . . .	Luxembourg	900,000		$913,127
	gAltice France SA, Senior Secured Note, 144A, 5.5%, 1/15/28. . . . .	France	200,000		209,352
	AT&T, Inc.,
	Senior Bond, 4.3%, 2/15/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	300,000		358,626
	Senior Note, 2.3%, 6/01/27 .. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	300,000		320,130
	Bell Canada, Inc., Senior Bond, 4.464%, 4/01/48. . . . . . . . . . . . . .	Canada	150,000		200,629
	gCCO Holdings LLC / CCO Holdings Capital Corp.,
	Senior Bond, 144A, 4.5%, 8/15/30 . . . . . . . . . . . . . . . . . . . . . . .	United States	300,000		318,751
	Senior Bond, 144A, 4.5%, 5/01/32 . . . . . . . . . . . . . . . . . . . . . . .	United States	1,000,000		1,068,970
	Telefonica Emisiones SA,
	Senior Bond, 4.895%, 3/06/48 . . . . . . . . . . . . . . . . . . . . . . . . . .	Spain	150,000		188,743
	Senior Note, 4.103%, 3/08/27 .. . . . . . . . . . . . . . . . . . . . . . . . . .	Spain	300,000		347,356
	TELUS Corp., Senior Bond, 4.6%, 11/16/48. . . . . . . . . . . . . . . . . .	Canada	150,000		197,214
	gVirgin Media Secured Finance plc, Senior Secured Bond, 144A,
	4.5%, 8/15/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	600,000		627,600
					4,750,498
	Electric Utilities 2.1%
	gCGNPC International Ltd., Senior Note, Reg S, 3.75%, 12/11/27.. .	China	300,000		327,171
	Duke Energy Corp., Senior Bond, 2.45%, 6/01/30.. . . . . . . . . . . . .	United States	400,000		426,258
	Exelon Corp., Senior Bond, 4.05%, 4/15/30.. . . . . . . . . . . . . . . . . .	United States	1,300,000		1,539,854
	Southern Co. (The), Senior Bond, 3.25%, 7/01/26.. . . . . . . . . . . . .	United States	2,410,000		2,704,816
	gState Grid Overseas Investment 2016 Ltd., Senior Note, 144A, 3.5%,
	5/04/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	China	1,651,000		1,837,381
	gThree Gorges Finance I Cayman Islands Ltd., Senior Note, 144A,
	3.15%, 6/02/26. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	China	1,051,000		1,132,558
	gTNB Global Ventures Capital Bhd., Senior Note, Reg S, 3.244%,
	10/19/26. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Malaysia	400,000		434,083
	Virginia Electric and Power Co., Senior Bond, 6.35%, 11/30/37. . . .	United States	85,000		128,310
					8,530,431
	Electronic Equipment, Instruments & Components 0.5%
	CDW LLC / CDW Finance Corp., Senior Note, 3.25%, 2/15/29. . . .	United States	1,000,000		1,020,950
	Flex Ltd., Senior Note, 4.875%, 5/12/30. . . . . . . . . . . . . . . . . . . . .	United States	800,000		963,212
	FLIR Systems, Inc., Senior Note, 2.5%, 8/01/30. . . . . . . . . . . . . . .	United States	200,000		210,068
					2,194,230
	Energy Equipment & Services 0.3%
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc.,
	Senior Note, 4.486%, 5/01/30. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	50,000		60,121
	gNabors Industries Ltd., Senior Note, 144A, 7.25%, 1/15/26. . . . . . .	United States	800,000		562,436
	gSchlumberger Holdings Corp., Senior Note, 144A, 3.9%, 5/17/28. .	United States	400,000		452,147
	gWeatherford International Ltd., Senior Note, 144A, 11%, 12/01/24..	United States	417,000		326,302
					1,401,006
	Entertainment 0.7%
	gLive Nation Entertainment, Inc., Senior Secured Note, 144A, 3.75%,
	1/15/28. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	200,000		202,580
	Netflix, Inc.,
	Senior Bond, 5.875%, 2/15/25 . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,000,000		1,152,375
	Senior Bond, 4.375%, 11/15/26 .. . . . . . . . . . . . . . . . . . . . . . . . .	United States	300,000		333,187
	gWMG Acquisition Corp., Senior Secured Bond, 144A, 3%, 2/15/31.	United States	1,200,000		1,180,164
					2,868,306

FSI-14

Annual Report

The accompanying notes are an integral part of these financial statements.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST CONSOLIDATED STATEMENT OF INVESTMENTS

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
Corporate Bonds (continued)
Equity Real Estate Investment Trusts (REITs) 1.5%
AvalonBay Communities, Inc., Senior Bond, 2.45%, 1/15/31. . . . . .	United States	500,000	$538,375
gGlobal Net Lease, Inc. / Global Net Lease Operating Partnership LP,
Senior Note, 144A, 3.75%, 12/15/27. . . . . . . . . . . . . . . . . . . . . .	United States	400,000	413,159
gMGM Growth Properties Operating Partnership LP / MGP Finance
Co-Issuer, Inc., Senior Note, 144A, 3.875%, 2/15/29. . . . . . . . . .	United States	300,000	307,313
MPT Operating Partnership LP / MPT Finance Corp.,
Senior Bond, 5.25%, 8/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	247,000	259,226
Senior Bond, 5%, 10/15/27 .. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	889,000	947,252
Senior Bond, 3.5%, 3/15/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	300,000	310,313
gPark Intermediate Holdings LLC / PK Domestic Property LLC / PK
Finance Co-Issuer, Senior Secured Note, 144A, 5.875%, 10/01/28.	United States	1,000,000	1,066,875
gSBA Communications Corp., Senior Note, 144A, 3.875%, 2/15/27..	United States	800,000	841,240
gVICI Properties LP / VICI Note Co., Inc., Senior Note, 144A, 3.75%,
2/15/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,400,000	1,433,908
6,117,661
Food & Staples Retailing 0.3%
gCencosud SA, Senior Note, 144A, 4.375%, 7/17/27. . . . . . . . . . . .	Chile	1,000,000	1,123,017
Food Products 1.5%
B&G Foods, Inc., Senior Note, 5.25%, 9/15/27. . . . . . . . . . . . . . . .	United States	1,500,000	1,596,210
Bunge Ltd. Finance Corp., Senior Note, 3.25%, 8/15/26. . . . . . . . .	United States	200,000	222,379
gChobani LLC / Chobani Finance Corp., Inc., Senior Secured Note,
144A, 4.625%, 11/15/28.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,200,000	1,221,000
gKraft Heinz Foods Co., Senior Note, 144A, 3.875%, 5/15/27. . . . . .	United States	1,200,000	1,294,109
gMHP Lux SA, Senior Note, 144A, 6.95%, 4/03/26. . . . . . . . . . . . . .	Ukraine	1,100,000	1,213,355
gPost Holdings, Inc., Senior Bond, 144A, 4.625%, 4/15/30. . . . . . . .	United States	700,000	737,247
6,284,300
Gas Utilities 0.1%
Piedmont Natural Gas Co., Inc., Senior Bond, 3.35%, 6/01/50.. . . .	United States	300,000	335,237
Health Care Providers & Services 1.1%
Anthem, Inc., Senior Bond, 3.7%, 9/15/49.. . . . . . . . . . . . . . . . . . .	United States	150,000	179,406
Centene Corp.,
g	Senior Note, 144A, 5.375%, 6/01/26 .. . . . . . . . . . . . . . . . . . . . .	United States	324,000	342,131
Senior Note, 4.25%, 12/15/27 .. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	300,000	318,694
Senior Note, 4.625%, 12/15/29 .. . . . . . . . . . . . . . . . . . . . . . . . .	United States	200,000	222,301
Senior Note, 3.375%, 2/15/30 .. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	600,000	632,193
gCHS/Community Health Systems, Inc., Senior Secured Note, 144A,
5.625%, 3/15/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	700,000	753,550
Cigna Corp., Senior Bond, 4.9%, 12/15/48. . . . . . . . . . . . . . . . . . .	United States	150,000	206,280
HCA, Inc., Senior Note, 5.375%, 9/01/26.. . . . . . . . . . . . . . . . . . . .	United States	713,000	820,859
gMolina Healthcare, Inc., Senior Note, 144A, 3.875%, 11/15/30.. . . .	United States	500,000	537,500
Orlando Health Obligated Group, 3.777%, 10/01/28. . . . . . . . . . . .	United States	330,000	374,600
Quest Diagnostics, Inc., Senior Bond, 2.8%, 6/30/31.. . . . . . . . . . .	United States	200,000	219,435
4,606,949

The accompanying notes are an integral part of these financial statements.

Annual Report

FSI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	Corporate Bonds (continued)
	Hotels, Restaurants & Leisure 2.3%
	g1011778 BC ULC / New Red Finance, Inc., Secured Bond, 144A,
	4%, 10/15/30.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Canada	1,200,000		$1,218,492
	gCaesars Entertainment, Inc., Senior Secured Note, 144A, 6.25%,
	7/01/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000		426,502
	gCaesars Resort Collection LLC / CRC Finco, Inc., Senior Secured
	Note, 144A, 5.75%, 7/01/25.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,000,000		1,060,827
	gCarnival Corp., Senior Note, 144A, 7.625%, 3/01/26.. . . . . . . . . . .	United States	400,000		436,546
	gGolden Nugget, Inc., Senior Note, 144A, 6.75%, 10/15/24.. . . . . . .	United States	1,132,000		1,125,287
	gInternational Game Technology plc, Senior Secured Note, 144A,
	5.25%, 1/15/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,300,000		1,402,837
	MGM Resorts International, Senior Note, 4.75%, 10/15/28. . . . . . .	United States	1,000,000		1,073,745
	gNCL Corp. Ltd., Senior Note, 144A, 5.875%, 3/15/26.. . . . . . . . . . .	United States	1,100,000		1,161,188
	gWynn Las Vegas LLC / Wynn Las Vegas Capital Corp.,
	Senior Bond, 144A, 5.5%, 3/01/25 . . . . . . . . . . . . . . . . . . . . . . .	United States	670,000		701,269
	Senior Note, 144A, 5.25%, 5/15/27 .. . . . . . . . . . . . . . . . . . . . . .	United States	200,000		206,525
	gWynn Macau Ltd., Senior Note, 144A, 5.625%, 8/26/28.. . . . . . . . .	Macau	600,000		629,958
					9,443,176
	Household Durables 0.9%
	KB Home, Senior Note, 7%, 12/15/21.. . . . . . . . . . . . . . . . . . . . . .	United States	570,000		591,019
	Mohawk Industries, Inc., Senior Note, 3.625%, 5/15/30.. . . . . . . . .	United States	1,300,000		1,455,701
	Toll Brothers Finance Corp., Senior Bond, 5.625%, 1/15/24.. . . . . .	United States	689,000		763,856
	gWilliams Scotsman International, Inc., Senior Secured Note, 144A,
	4.625%, 8/15/28. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,000,000		1,036,875
					3,847,451
	Household Products 0.4%
	gEnergizer Holdings, Inc., Senior Note, 144A, 4.375%, 3/31/29.. . . .	United States	1,300,000		1,348,126
	gKimberly-Clark de Mexico SAB de CV, Senior Bond, 144A, 2.431%,
	7/01/31. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Mexico	300,000		310,336
	gSpectrum Brands, Inc., Senior Bond, 144A, 5.5%, 7/15/30.. . . . . . .	United States	200,000		215,875
					1,874,337
	Independent Power and Renewable Electricity Producers 1.6%
	gCalpine Corp.,
	Senior Bond, 144A, 5%, 2/01/31 .. . . . . . . . . . . . . . . . . . . . . . . .	United States	600,000		627,900
	Senior Note, 144A, 5.125%, 3/15/28 .. . . . . . . . . . . . . . . . . . . . .	United States	200,000		210,677
	Senior Note, 144A, 4.625%, 2/01/29 .. . . . . . . . . . . . . . . . . . . . .	United States	700,000		720,846
	Clearway Energy Operating LLC, Senior Note, 5.75%, 10/15/25. . .	United States	1,132,000		1,193,552
	gColbun SA,
	Senior Note, 144A, 3.95%, 10/11/27 .. . . . . . . . . . . . . . . . . . . . .	Chile	800,000		901,408
	Senior Note, 144A, 3.15%, 3/06/30 .. . . . . . . . . . . . . . . . . . . . . .	Chile	300,000		324,000
	gInterGen NV, Senior Secured Bond, 144A, 7%, 6/30/23.. . . . . . . . .	Netherlands	1,100,000		1,071,125
	gTalen Energy Supply LLC, Senior Secured Note, 144A, 7.25%,
	5/15/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,300,000		1,386,697
					6,436,205
	Insurance 0.5%
	gAlliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, Senior
	Note, 144A, 6.75%, 10/15/27.. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	200,000		214,338
	Arch Capital Group Ltd., Senior Bond, 3.635%, 6/30/50.. . . . . . . . .	United States	1,000,000		1,166,014
	gFive Corners Funding Trust II, Senior Note, 144A, 2.85%, 5/15/30..	United States	500,000		553,255
					1,933,607

FSI-16

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST CONSOLIDATED STATEMENT OF INVESTMENTS

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
Corporate Bonds (continued)
Interactive Media & Services 0.5%
gTencent Holdings Ltd., Senior Note, 144A, 2.39%, 6/03/30. . . . . . .	China	2,100,000	$2,155,545
Internet & Direct Marketing Retail 0.3%
JD.com, Inc., Senior Note, 3.375%, 1/14/30. . . . . . . . . . . . . . . . . .	China	1,200,000	1,305,807
IT Services 1.0%
gCablevision Lightpath LLC, Senior Secured Note, 144A, 3.875%,
9/15/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	900,000	906,750
Fiserv, Inc., Senior Bond, 2.65%, 6/01/30. . . . . . . . . . . . . . . . . . . .	United States	600,000	649,594
gGartner, Inc., Senior Note, 144A, 4.5%, 7/01/28. . . . . . . . . . . . . . .	United States	700,000	739,375
gPresidio Holdings, Inc., Senior Secured Note, 144A, 4.875%, 2/01/27.	United States	1,200,000	1,275,000
gTempo Acquisition LLC / Tempo Acquisition Finance Corp., Senior
Note, 144A, 6.75%, 6/01/25.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	600,000	620,880
4,191,599
Machinery 1.1%
gATS Automation Tooling Systems, Inc., Senior Note, 144A, 4.125%,
12/15/28. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Canada	1,400,000	1,428,000
CNH Industrial NV, Senior Note, 3.85%, 11/15/27. . . . . . . . . . . . . .	United Kingdom	566,000	638,337
gNavistar International Corp., Senior Note, 144A, 6.625%, 11/01/25.	United States	900,000	944,010
gVertical US Newco, Inc., Senior Secured Note, 144A, 5.25%, 7/15/27.	Germany	1,100,000	1,168,063
Westinghouse Air Brake Technologies Corp., Senior Note, 3.2%,
6/15/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	200,000	215,950
4,394,360
Marine 0.3%
gICTSI Treasury BV, Senior Note, Reg S, 4.625%, 1/16/23. . . . . . . .	Philippines	1,200,000	1,267,218
Media 2.9%
gAltice Financing SA, Senior Secured Bond, 144A, 7.5%, 5/15/26.. .	Luxembourg	600,000	633,930
Charter Communications Operating LLC / Charter Communications
Operating Capital, Senior Secured Bond, 2.8%, 4/01/31.. . . . . . .	United States	1,800,000	1,903,958
gClear Channel International BV, Senior Secured Note, 144A,
6.625%, 8/01/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	300,000	317,625
Clear Channel Worldwide Holdings, Inc.,
Senior Note, 9.25%, 2/15/24 .. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	856,000	868,930
g	Senior Secured Note, 144A, 5.125%, 8/15/27 .. . . . . . . . . . . . . .	United States	300,000	303,375
gCSC Holdings LLC, Senior Note, 144A, 5.5%, 5/15/26. . . . . . . . . .	United States	1,378,000	1,434,843
gDiamond Sports Group LLC / Diamond Sports Finance Co.,
Senior Note, 144A, 6.625%, 8/15/27 .. . . . . . . . . . . . . . . . . . . . .	United States	300,000	181,875
Senior Secured Note, 144A, 5.375%, 8/15/26 .. . . . . . . . . . . . . .	United States	400,000	325,750
DISH DBS Corp.,
Senior Note, 6.75%, 6/01/21 .. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,000	5,106
Senior Note, 5.875%, 11/15/24 .. . . . . . . . . . . . . . . . . . . . . . . . .	United States	570,000	598,500
Senior Note, 7.375%, 7/01/28 .. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000	533,125
Fox Corp., Senior Note, 3.5%, 4/08/30. . . . . . . . . . . . . . . . . . . . . .	United States	400,000	454,836
gGray Television, Inc., Senior Note, 144A, 4.75%, 10/15/30.. . . . . . .	United States	1,000,000	1,016,875
gNexstar Broadcasting, Inc., Senior Note, 144A, 4.75%, 11/01/28.. .	United States	800,000	838,500
gSinclair Television Group, Inc.,
Senior Bond, 144A, 5.5%, 3/01/30 . . . . . . . . . . . . . . . . . . . . . . .	United States	300,000	313,257
Senior Secured Note, 144A, 4.125%, 12/01/30 . . . . . . . . . . . . . .	United States	800,000	820,804
gUnivision Communications, Inc., Senior Secured Note, 144A,
5.125%, 2/15/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,321,000	1,333,384
11,884,673

The accompanying notes are an integral part of these financial statements.

Annual Report

FSI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
Corporate Bonds (continued)
Metals & Mining 0.7%
gCSN Inova Ventures, Senior Note, 144A, 6.75%, 1/28/28. . . . . . . .	Brazil	800,000	$867,200
gFMG Resources August 2006 Pty. Ltd.,
Senior Note, 144A, 5.125%, 3/15/23 .. . . . . . . . . . . . . . . . . . . . .	Australia	324,000	343,035
Senior Note, 144A, 5.125%, 5/15/24 .. . . . . . . . . . . . . . . . . . . . .	Australia	647,000	703,208
gNovelis Corp., Senior Bond, 144A, 5.875%, 9/30/26. . . . . . . . . . . .	United States	1,059,000	1,107,979
			3,021,422
Multiline Retail 0.1%
Dollar Tree, Inc., Senior Bond, 4.2%, 5/15/28. . . . . . . . . . . . . . . . .	United States	300,000	357,126
a,e,gK2016470219 South Africa Ltd., Senior Secured Note, 144A, PIK,
3%, 12/31/22.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	South Africa	976,441	—
a,e,gK2016470260 South Africa Ltd., Senior Secured Note, 144A, PIK,
25%, 12/31/22.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	South Africa	396,604	1,738
			358,864
Multi-Utilities 0.4%
Dominion Energy, Inc., C, Senior Note, 3.375%, 4/01/30.. . . . . . . .	United States	1,300,000	1,481,794
Oil, Gas & Consumable Fuels 5.2%
gAker BP ASA,
Senior Bond, 144A, 4%, 1/15/31 .. . . . . . . . . . . . . . . . . . . . . . . .	Norway	400,000	433,946
Senior Note, 144A, 4.75%, 6/15/24 .. . . . . . . . . . . . . . . . . . . . . .	Norway	600,000	620,877
gAntero Resources Corp., Senior Note, 144A, 8.375%, 7/15/26.. . . .	United States	200,000	204,638
Apache Corp.,
Senior Note, 4.625%, 11/15/25 .. . . . . . . . . . . . . . . . . . . . . . . . .	United States	600,000	630,750
Senior Note, 4.875%, 11/15/27 .. . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000	530,750
Canadian Natural Resources Ltd., Senior Bond, 2.95%, 7/15/30. . .	Canada	450,000	481,874
Cenovus Energy, Inc., Senior Note, 5.375%, 7/15/25.. . . . . . . . . . .	Canada	1,100,000	1,240,922
Cheniere Energy Partners LP, Senior Secured Note, 5.25%,
10/01/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	970,000	996,433
Comstock Resources, Inc., Senior Note, 9.75%, 8/15/26.. . . . . . . .	United States	600,000	644,250
gContinental Resources, Inc., Senior Bond, 144A, 5.75%, 1/15/31. .	United States	600,000	667,113
gCVR Energy, Inc., Senior Note, 144A, 5.25%, 2/15/25.. . . . . . . . . .	United States	500,000	483,438
gEndeavor Energy Resources LP / EER Finance, Inc., Senior Bond,
144A, 5.75%, 1/30/28. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	600,000	648,120
Energy Transfer Operating LP, Senior Note, 4.05%, 3/15/25. . . . . .	United States	200,000	219,479
EnLink Midstream LLC,
Senior Bond, 5.375%, 6/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,100,000	1,071,812
g Senior Note, 144A, 5.625%, 1/15/28 .. . . . . . . . . . . . . . . . . . . . .	United States	100,000	102,399
e,gEnQuest plc, Senior Note, 144A, Reg S, PIK, 7%, 10/15/23.. . . . . .	United Kingdom	878,999	571,379
Enterprise Products Operating LLC, Senior Bond, 4.8%, 2/01/49.. .	United States	150,000	189,649
EOG Resources, Inc., Senior Note, 4.375%, 4/15/30.. . . . . . . . . . .	United States	100,000	121,660
EQT Corp., Senior Note, 5%, 1/15/29. . . . . . . . . . . . . . . . . . . . . . .	United States	900,000	951,138
gMartin Midstream Partners LP / Martin Midstream Finance Corp.,
Secured Note, 144A, 10%, 2/29/24 .. . . . . . . . . . . . . . . . . . . . . .	United States	307,101	314,011
Secured Note, 144A, 11.5%, 2/28/25 .. . . . . . . . . . . . . . . . . . . . .	United States	1,394,630	1,349,304
MPLX LP, Senior Note, 2.65%, 8/15/30.. . . . . . . . . . . . . . . . . . . . .	United States	1,500,000	1,573,760
Occidental Petroleum Corp.,
Senior Bond, 6.125%, 1/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	600,000	643,620
Senior Bond, 6.45%, 9/15/36 . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000	524,250
Senior Note, 8.875%, 7/15/30 .. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	700,000	822,938

FSI-18

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST CONSOLIDATED STATEMENT OF INVESTMENTS

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
Corporate Bonds (continued)
Oil, Gas & Consumable Fuels (continued)
gRattler Midstream LP, Senior Note, 144A, 5.625%, 7/15/25. . . . . . .	United States	1,400,000	$1,481,375
gSabine Pass Liquefaction LLC, Senior Secured Note, 144A, 4.5%,
5/15/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,600,000	1,897,626
gSeven Generations Energy Ltd., Senior Note, 144A, 5.375%, 9/30/25.	Canada	200,000	204,123
Sunoco LP / Sunoco Finance Corp.,
Senior Note, 6%, 4/15/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000	532,135
g	Senior Note, 144A, 4.5%, 5/15/29 .. . . . . . . . . . . . . . . . . . . . . . .	United States	1,200,000	1,250,250
21,404,019
Paper & Forest Products 0.1%
Suzano Austria GmbH, Senior Bond, 3.75%, 1/15/31.. . . . . . . . . . .	Brazil	400,000	424,900
Pharmaceuticals 1.1%
gBausch Health Americas, Inc., Senior Note, 144A, 8.5%, 1/31/27. .	United States	809,000	900,890
gBausch Health Cos., Inc.,
Senior Bond, 144A, 6.125%, 4/15/25 .. . . . . . . . . . . . . . . . . . . . .	United States	243,000	250,693
Senior Bond, 144A, 5.25%, 2/15/31 . . . . . . . . . . . . . . . . . . . . . .	United States	300,000	313,979
Senior Note, 144A, 5%, 2/15/29 . . . . . . . . . . . . . . . . . . . . . . . . .	United States	200,000	206,015
gBayer US Finance II LLC, Senior Bond, 144A, 4.375%, 12/15/28.. .	Germany	889,000	1,045,889
gEndo Dac / Endo Finance LLC / Endo Finco, Inc.,
Secured Note, 144A, 9.5%, 7/31/27 . . . . . . . . . . . . . . . . . . . . . .	United States	652,000	729,018
Senior Note, 144A, 6%, 6/30/28 . . . . . . . . . . . . . . . . . . . . . . . . .	United States	659,000	560,809
gPar Pharmaceutical, Inc., Senior Secured Note, 144A, 7.5%, 4/01/27.	United States	184,000	199,881
gRoyalty Pharma plc, Senior Bond, 144A, 3.3%, 9/02/40.. . . . . . . . .	United States	500,000	526,501
4,733,675
Real Estate Management & Development 0.7%
gChina Overseas Finance Cayman VI Ltd., Senior Note, Reg S,
5.95%, 5/08/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	China	700,000	795,102
gFive Point Operating Co. LP / Five Point Capital Corp., Senior Note,
144A, 7.875%, 11/15/25.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	800,000	848,340
gHoward Hughes Corp. (The), Senior Note, 144A, 5.375%, 8/01/28.	United States	1,000,000	1,077,375
2,720,817
Road & Rail 0.8%
Burlington Northern Santa Fe LLC, Senior Bond, 4.15%, 4/01/45.. .	United States	400,000	523,317
CSX Corp., Senior Bond, 4.1%, 3/15/44. . . . . . . . . . . . . . . . . . . . .	United States	150,000	187,698
gKazakhstan Temir Zholy Finance BV, Senior Bond, 144A, 6.95%,
7/10/42. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Kazakhstan	1,500,000	2,219,940
a,eOnsite Rental Group Operations Pty. Ltd., PIK, 6.1%, 10/26/23.. . .	Australia	262,519	238,337
3,169,292
Semiconductors & Semiconductor Equipment 0.3%
Maxim Integrated Products, Inc., Senior Note, 3.375%, 3/15/23.. . .	United States	100,000	105,329
gON Semiconductor Corp., Senior Note, 144A, 3.875%, 9/01/28.. . .	United States	1,300,000	1,343,875
1,449,204
Software 0.3%
Anagram, Inc., 10%, 8/15/26.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	127,650	127,012
gBlackboard, Inc., Secured Note, 144A, 10.375%, 11/15/24. . . . . . .	United States	200,000	210,625
gNortonLifeLock, Inc., Senior Note, 144A, 5%, 4/15/25. . . . . . . . . . .	United States	978,000	1,000,005
1,337,642

The accompanying notes are an integral part of these financial statements.

Annual Report

FSI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	Corporate Bonds (continued)
	Specialty Retail 0.4%
	AutoNation, Inc., Senior Bond, 4.75%, 6/01/30. . . . . . . . . . . . . . . .	United States	200,000		$240,820
	L Brands, Inc.,
	Senior Bond, 5.25%, 2/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000		522,187
g	Senior Note, 144A, 6.625%, 10/01/30 .. . . . . . . . . . . . . . . . . . . .	United States	200,000		222,875
gLithia Motors, Inc., Senior Bond, 144A, 4.375%, 1/15/31. . . . . . . . .		United States	500,000		537,188
	Party City Holdings, Inc., 5.318%, 7/15/25.. . . . . . . . . . . . . . . . . . .	United States	236,150		213,716
					1,736,786
	Textiles, Apparel & Luxury Goods 0.4%
gHanesbrands, Inc., Senior Bond, 144A, 4.875%, 5/15/26.. . . . . . . .		United States	1,382,000		1,502,925
	Thrifts & Mortgage Finance 1.1%
	MGIC Investment Corp., Senior Note, 5.25%, 8/15/28.. . . . . . . . . .	United States	800,000		857,500
gPennyMac Financial Services, Inc., Senior Note, 144A, 5.375%,
	10/15/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,200,000		1,270,500
gQuicken Loans LLC / Quicken Loans Co-Issuer, Inc.,
	Senior Bond, 144A, 3.875%, 3/01/31 .. . . . . . . . . . . . . . . . . . . . .	United States	500,000		520,000
	Senior Note, 144A, 3.625%, 3/01/29 .. . . . . . . . . . . . . . . . . . . . .	United States	800,000		817,500
gUnited Shore Financial Services LLC, Senior Note, 144A, 5.5%,
	11/15/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,100,000		1,161,875
					4,627,375
	Tobacco 0.4%
	Altria Group, Inc., Senior Note, 3.4%, 5/06/30.. . . . . . . . . . . . . . . .	United States	1,200,000		1,347,815
	BAT Capital Corp., Senior Bond, 4.54%, 8/15/47.. . . . . . . . . . . . . .	United Kingdom	50,000		55,525
	Reynolds American, Inc., Senior Note, 4.45%, 6/12/25. . . . . . . . . .	United Kingdom	200,000		227,845
					1,631,185
	Trading Companies & Distributors 1.1%
gBeacon Roofing Supply, Inc., Senior Note, 144A, 4.875%, 11/01/25.		United States	1,094,000		1,121,968
gH&E Equipment Services, Inc., Senior Note, 144A, 3.875%, 12/15/28.		United States	1,200,000		1,210,536
gHerc Holdings, Inc., Senior Note, 144A, 5.5%, 7/15/27. . . . . . . . . .		United States	1,000,000		1,061,875
gWESCO Distribution, Inc.,
	Senior Note, 144A, 7.125%, 6/15/25 .. . . . . . . . . . . . . . . . . . . . .	United States	700,000		770,808
	Senior Note, 144A, 7.25%, 6/15/28 .. . . . . . . . . . . . . . . . . . . . . .	United States	500,000		569,348
					4,734,535
	Wireless Telecommunication Services 1.1%
e,gDigicel Group 0.5 Ltd., Senior Note, 144A, PIK, 8%, 4/01/25.. . . . .		Bermuda	158,906		80,177
	Hughes Satellite Systems Corp., Senior Note, 6.625%, 8/01/26.. . .	United States	800,000		908,024
	Sprint Communications, Inc., Senior Note, 6%, 11/15/22.. . . . . . . .	United States	405,000		438,919
	Sprint Corp., Senior Note, 7.875%, 9/15/23.. . . . . . . . . . . . . . . . . .	United States	405,000		469,415
	T-Mobile USA, Inc.,
	Senior Note, 6%, 4/15/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	200,000		202,702
g	Senior Secured Bond, 144A, 3.3%, 2/15/51 .. . . . . . . . . . . . . . . .	United States	500,000		515,352
g	Senior Secured Note, 144A, 3.875%, 4/15/30 .. . . . . . . . . . . . . .	United States	1,300,000		1,507,038
gVmed O2 UK Financing I plc, Senior Secured Bond, 144A, 4.25%,
	1/31/31. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	300,000		307,242
					4,428,869
	Total Corporate Bonds (Cost $197,522,500). . . . . . . . .	. . . . . . . . . . . . . . . . . .	. . . . . . . . . .		204,697,374

FSI-20

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST CONSOLIDATED STATEMENT OF INVESTMENTS

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	hSenior Floating Rate Interests 4.7%
	iAerospace & Defense 0.1%
	eAlloy FinCo Ltd., Facility Term Loan, B, 10.082%, PIK, (1-month USD
	LIBOR + 0.5%; 3-month USD LIBOR + 0.5%), 3/06/25.. . . . . . . .	United Kingdom	240,376		$98,214
	jDynasty Acquisition Co., Inc., 2020 Term Loan,
	B1, 3.754%, (3-month USD LIBOR + 3.5%), 4/06/26. . . . . . . . . .	United States	189,622		181,195
	B2, 3.754%, (3-month USD LIBOR + 3.5%), 4/06/26. . . . . . . . . .	United States	101,947		97,416
					376,825
	Airlines 0.0%†
	iDelta Air Lines, Inc. / SkyMiles IP Ltd., Initial Term Loan, 4.75%,
	(6-month USD LIBOR + 3.75%), 10/20/27. . . . . . . . . . . . . . . . . .	United States	71,737		74,562
	iAuto Components 0.3%
	Adient US LLC, Initial Term Loan, 4.414%, (1-month USD LIBOR +
	4.25%; 3-month USD LIBOR + 4.25%), 5/06/24.. . . . . . . . . . . . .	United States	1,152,450		1,154,127
	Highline Aftermarket Acquisition LLC, First Lien, Term Loan, 5.25%,
	(3-month USD LIBOR + 4.5%), 11/09/27. . . . . . . . . . . . . . . . . . .	United States	27,689		27,965
	TRICO Group LLC, First Lien, Term Loan, B3, 8.5%, (3-month USD
	LIBOR + 7.5%), 2/02/24.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	129,604		129,483
					1,311,575
	Automobiles 0.3%
	iThor Industries, Inc., Initial USD Term Loan, 3.938%, (1-month USD
	LIBOR + 3.75%), 2/01/26.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,225,864		1,226,820
	Capital Markets 0.3%
	iRussell Investments US Institutional Holdco, Inc., 2025 Term Loan,
	4%, (3-month USD LIBOR + 3%), 5/30/25. . . . . . . . . . . . . . . . . .	United States	1,036,127		1,034,940
	iCommercial Services & Supplies 0.1%
	j,kCCI Buyer, Inc., Term Loan, TBD, 12/10/27.. . . . . . . . . . . . . . . . . .	United States	14,357		14,369
	Prime Security Services Borrower LLC, First Lien, 2019 Refinancing
	Term Loan, B1, 4.25%, (1-month USD LIBOR + 3.25%; 3-month
	USD LIBOR + 3.25%), 9/23/26.. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	111,692		112,547
	Staples, Inc., 2019 Refinancing New Term Loan, B1, 5.214%,
	(3-month USD LIBOR + 5%), 4/16/26.. . . . . . . . . . . . . . . . . . . . .	United States	140,000		135,990
					262,906
	Containers & Packaging 0.1%
	i,jBWay Holding Co., Initial Term Loan, 3.48%, (3-month USD LIBOR +
	3.25%), 4/03/24.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	288,122		279,118
	iDiversified Financial Services 0.1%
	First Eagle Holdings, Inc., 2020 Refinancing Term Loan, 2.754%,
	(3-month USD LIBOR + 2.5%), 2/01/27. . . . . . . . . . . . . . . . . . . .	United States	109,447		108,558
	Jefferies Finance LLC, 2020 Term Loan, 4.5%, (1-month USD LIBOR
	+ 3.75%), 9/30/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	39,973		40,024
	Verscend Holding Corp., Term Loan, B, 4.647%, (1-month USD
	LIBOR + 4.5%), 8/27/25.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	119,694		119,873
					268,455
	Diversified Telecommunication Services 0.2%
	Global Tel Link, First Lien, Term Loan, 4.397%, (1-month USD
	LIBOR + 4.25%), 11/29/25.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	392,982		365,648
	Zayo Group Holdings, Inc., Initial Dollar Term Loan, 3.147%,
	(1-month USD LIBOR + 3%), 3/09/27.. . . . . . . . . . . . . . . . . . . . .	United States	303,628		302,462
					668,110

The accompanying notes are an integral part of these financial statements.

Annual Report

FSI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	hSenior Floating Rate Interests (continued)
	iElectric Utilities 0.1%
	Astoria Energy LLC, Advance (2020) Term Loan, B, 4.5%, (6-month
	USD LIBOR + 3.5%), 12/10/27.. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	11,306		$11,257
	EFS Cogen Holdings I LLC, Term Loan, 4.5%, (3-month USD LIBOR
	+ 3.5%), 10/01/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	217,315		216,697
					227,954
	Entertainment 0.2%
	Banijay Entertainment SAS, Facility USD Term Loan, B, 3.903%,
	(1-month USD LIBOR + 3.75%), 3/01/25. . . . . . . . . . . . . . . . . . .	France	249,375		246,778
	jDiamond Sports Group LLC, Term Loan, 3.4%, (1-month USD
	LIBOR + 3.25%), 8/24/26.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	449,425		399,988
	jWilliam Morris Endeavor Entertainment LLC (IMG Worldwide
	Holdings LLC), First Lien, Term Loan, B-1, 2.9%, (1-month USD
	LIBOR + 2.75%), 5/18/25.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	299,200		277,382
					924,148
	Food & Staples Retailing 0.0%†
	iGNC Holdings, Inc., Second Lien, Term Loan, 6.234%, (3-month
	USD LIBOR), 10/30/26. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	215,167		157,072
	iFood Products 0.1%
	B&G Foods, Inc., Term Loan, B4, 2.647%, (1-month USD LIBOR +
	2.5%), 10/10/26.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	58,841		58,893
	eCSM Bakery Solutions Ltd., Second Lien, Term Loan, 8.75%, PIK,
	(3-month USD LIBOR + 7.75%), 7/05/21. . . . . . . . . . . . . . . . . . .	United States	234,460		226,253
	JBS USA Lux SA, New Term Loan, 2.147%, (1-month USD LIBOR +
	2%), 5/01/26. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Luxembourg	206,930		205,654
					490,800
	Health Care Providers & Services 0.1%
	j,kADMI Corp., Amendment No. 3 Incremental Term Loan, TBD,
	12/23/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	36,863		36,964
	CNT Holdings I Corp., First Lien, Term Loan Facility, 4.5%, (3-month
	USD LIBOR + 3.75%), 11/08/27.. . . . . . . . . . . . . . . . . . . . . . . . .	United States	14,379		14,416
	j,kNational Mentor Holdings, Inc., Incremental Term Loan,
	B, TBD, 3/09/26.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	41,675		41,693
	C, TBD, 3/09/26.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,609		1,609
	Navicure, Inc., First Lien, Initial Term Loan, 4.147%, (1-month USD
	LIBOR + 4%), 10/22/26.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	69,824		69,825
	jPathway Vet Alliance LLC, First Lien, Initial Delayed Draw Term
	Loan, 4.146%, (1-month USD LIBOR + 4%), 3/31/27.. . . . . . . . .	United States	15,030		15,047
	jPathway Vet Alliance LLC, First Lien, Initial Term Loan, 4.147%,
	(1-month USD LIBOR + 4%), 3/31/27.. . . . . . . . . . . . . . . . . . . . .	United States	184,005		184,212
	j,kPluto Acquisition I, Inc., Incremental Term Loan, TBD, 6/22/26.. . . .	United States	25,556		25,652
					389,418
	Hotels, Restaurants & Leisure 0.1%
	Caesars Resort Collection LLC, Term Loan,
	B, 2.897%, (1-month USD LIBOR + 2.75%), 12/23/24. . . . . . . . .	United States	316,582		311,360
	B1, 4.647%, (1-month USD LIBOR + 4.5%), 7/21/25. . . . . . . . . .	United States	23,440		23,517
	jIRB Holding Corp., Fourth Amendment Incremental Term Loan,
	4.25%, (3-month USD LIBOR + 3.25%), 12/15/27. . . . . . . . . . . .	United States	26,488		26,566
					361,443

FSI-22

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST CONSOLIDATED STATEMENT OF INVESTMENTS

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	hSenior Floating Rate Interests (continued)
	Household Durables 0.0%†
	iPlaytika Holding Corp., Term Loan, B, 7%, (3-month USD LIBOR +
	6%), 12/10/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	76,000		$76,609
	Household Products 0.1%
	a,i,lFGI Operating Co. LLC, Term Loan, 12%, (3-month USD LIBOR +
	11%), 5/16/22. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	856,240		451,602
	iInsurance 0.1%
	Alliant Holdings Intermediate LLC, 2018 Initial Term Loan, 3.397%,
	(1-month USD LIBOR + 3.25%), 5/09/25. . . . . . . . . . . . . . . . . . .	United States	272,732		268,868
	Alliant Holdings Intermediate LLC, Term Loan, B3, 4.25%, (1-month
	USD LIBOR + 3.75%), 11/05/27.. . . . . . . . . . . . . . . . . . . . . . . . .	United States	11,183		11,210
	AssuredPartners, Inc., 2020 February Refinancing Term Loan,
	3.647%, (1-month USD LIBOR + 3.5%), 2/12/27. . . . . . . . . . . . .	United States	99,497		98,199
	jAsurion LLC, New Term Loan, B-8, 3.397%, (1-month USD LIBOR +
	3.25%), 12/23/26.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	13,244		13,128
					391,405
	Internet & Direct Marketing Retail 0.0%†
	iMH Sub I LLC (Micro Holding Corp.), First Lien, 2020 June New
	Term Loan, 4.75%, (1-month USD LIBOR + 3.75%), 9/13/24. . . .	United States	22,018		22,018
	iIT Services 0.5%
	Arches Buyer, Inc., Initial Term Loan, 4.5%, (1-month USD LIBOR +
	4%), 12/06/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	45,406		45,553
	Aventiv Technologies LLC, First Lien, Initial Term Loan, 5.5%,
	(3-month USD LIBOR + 4.5%), 11/01/24. . . . . . . . . . . . . . . . . . .	United States	245,570		231,144
	Aventiv Technologies LLC, Second Lien, Initial Term Loan, 9.25%,
	(6-month USD LIBOR + 8.25%), 11/01/25. . . . . . . . . . . . . . . . . .	United States	597,127		464,266
	Barracuda Networks, Inc., First Lien, 2020 Term Loan, 4.5%,
	(3-month USD LIBOR + 3.75%), 2/12/25. . . . . . . . . . . . . . . . . . .	United States	45,489		45,478
	Milano Acquisition Corp., Term Loan, B, 4.75%, (3-month USD
	LIBOR + 4%), 10/01/27.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	161,895		162,266
	Pitney Bowes, Inc., Incremental Term Loan, B, 5.65%, (1-month USD
	LIBOR + 5.5%), 1/07/25.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	314,945		313,370
	TIBCO Software, Inc., Term Loan, B3, 3.9%, (1-month USD LIBOR +
	3.75%), 6/30/26.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	99,500		97,914
	WEX, Inc., Term Loan, B3, 2.397%, (1-month USD LIBOR + 2.25%),
	5/15/26. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	633,678		630,953
					1,990,944
	Leisure Products 0.1%
	jHercules Achievement, Inc. (Varsity Brands Holding Co., Inc.), First
	Lien, Initial Term Loan, 4.5%, (1-month USD LIBOR + 3.5%),
	12/16/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	149,615		144,432
	NASCAR Holdings LLC, Initial Term Loan, 2.897%, (1-month USD
	LIBOR + 2.75%), 10/19/26.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	359,832		358,904
					503,336
	Machinery 0.1%
	iAltra Industrial Motion Corp., Term Loan, 2.147%, (1-month USD
	LIBOR + 2%), 10/01/25.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	242,201		242,504
	iMedia 0.5%
	jCengage Learning, Inc., 2016 Refinancing Term Loan, Cengage
	Learning Holdco Inc Note, 5.25%, (3-month USD LIBOR + 4.25%),
	6/07/23. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	69,817		67,159

The accompanying notes are an integral part of these financial statements.

Annual Report

FSI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	hSenior Floating Rate Interests (continued)
	iMedia (continued)
	Clear Channel Outdoor Holdings, Inc., Term Loan, B, 3.714%,
	(3-month USD LIBOR + 3.5%), 8/21/26. . . . . . . . . . . . . . . . . . . .	United States	49,874		$48,142
	CSC Holdings LLC, March 2017 Refinancing Term Loan, 2.409%,
	(1-month USD LIBOR + 2.25%), 7/17/25. . . . . . . . . . . . . . . . . . .	United States	442,941		437,404
	Gray Television, Inc., Term Loan,
	B2, 2.405%, (1-month USD LIBOR + 2.25%), 2/07/24. . . . . . . . .	United States	843,033		837,840
	C, 2.655%, (1-month USD LIBOR + 2.5%), 1/02/26. . . . . . . . . . .	United States	336,353		334,671
	Radiate HoldCo LLC, Term Loan, B, 4.25%, (1-month USD LIBOR +
	3.5%), 9/25/26.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	70,930		71,140
	Univision Communications, Inc., First Lien, 2020 Replacement Term
	Loan, 4.75%, (1-month USD LIBOR + 3.75%), 3/15/26.. . . . . . . .	United States	98,886		99,291
	j,kVirgin Media Bristol LLC, Term Loan, Q, TBD, 1/31/29.. . . . . . . . . .	United States	223,464		223,772
					2,119,419
	Multiline Retail 0.1%
	iHarbor Freight Tools USA, Inc., Initial Term Loan (2020), 4%,
	(1-month USD LIBOR + 3.25%), 10/19/27. . . . . . . . . . . . . . . . . .	United States	275,272		275,773
	iOil, Gas & Consumable Fuels 0.2%
	j,mFieldwood Energy LLC, Debtor-in-possession Facility Term Loan,
	9.75%, (1-month USD LIBOR + 8.75%), 8/04/21. . . . . . . . . . . . .	United States	29,900		29,826
	lFieldwood Energy LLC, First Lien, Closing Date Term Loan, (3-month
	USD LIBOR + 4.25%), 4/11/22.. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,507,941		587,799
	UTEX Industries, Inc., First Out Term Loan, 8.5%, (1-month USD
	LIBOR), 12/03/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	58,816		59,478
	UTEX Industries, Inc., Second Out Term Loan, 10.5%, (1-month USD
	LIBOR), 12/03/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	27,761		27,483
					704,586
	Paper & Forest Products 0.1%
	iAppvion Operations, Inc., Term Loan, 7%, (3-month USD LIBOR +
	6%), 6/12/26. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	259,513		258,215
	Pharmaceuticals 0.0%†
	iCatalent Pharma Solutions, Inc., Dollar Term Loan, B2, 3.25%,
	(1-month USD LIBOR + 2.25%), 5/18/26. . . . . . . . . . . . . . . . . . .	United States	195,980		196,470
	Professional Services 0.0%†
	iDun & Bradstreet Corp. (The), Initial Term Loan Borrowing, B,
	3.898%, (1-month USD LIBOR + 3.75%), 2/06/26. . . . . . . . . . . .	United States	4,827		4,838
	Real Estate Management & Development 0.0%†
	iCushman & Wakefield U.S. Borrower LLC, Replacement Term Loan,
	2.897%, (1-month USD LIBOR + 2.75%), 8/21/25. . . . . . . . . . . .	United States	99,250		97,749
	iRoad & Rail 0.2%
	Avis Budget Car Rental LLC, New Term Loan, B, 2.4%, (1-month
	USD LIBOR + 2.25%), 8/06/27.. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	716,540		693,926
	aOnsite Rental Group Operations Pty. Ltd., Term Loan, B, 5.5%,
	(1-month USD LIBOR + 4.5%), 10/26/22. . . . . . . . . . . . . . . . . . .	Australia	192,010		178,343
	Ventia Midco Pty. Ltd., 2017 Refinancing USD Term Loan, B, 5%,
	(3-month USD LIBOR + 4%), 5/21/26.. . . . . . . . . . . . . . . . . . . . .	Australia	155,774		155,384
					1,027,653
	Software 0.5%
	Aristocrat Leisure Ltd., Term Loan, B3, 1.959%, (3-month USD
	LIBOR + 1.75%), 10/19/24.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Australia	425,372		422,250
	athenahealth, Inc., First Lien, Term Loan, B, 4.648%, (1-month USD
	LIBOR + 4.5%), 2/11/26.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	209,467		209,729

FSI-24

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST CONSOLIDATED STATEMENT OF INVESTMENTS

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	hSenior Floating Rate Interests (continued)
	iSoftware (continued)
	Blackboard, Inc., First Lien, Term Loan, B5, 7%, (3-month USD
	LIBOR + 6%), 6/30/24.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	318,664		$317,788
	Ceridian HCM Holding, Inc., Initial Term Loan, 2.601%, (1-week USD
	LIBOR + 2.5%), 4/30/25.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	179,033		177,094
	DCert Buyer, Inc., First Lien, Initial Term Loan, 4.147%, (1-month
	USD LIBOR + 4%), 10/16/26.. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	109,724		109,792
	Epicor Software Corp., Term Loan, B, 5.25%, (1-month USD LIBOR
	+ 4.25%), 7/30/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	35,772		36,050
	jGreeneden U.S. Holdings I LLC, Term Loan, B, 4.75%, (1-month
	USD LIBOR + 4%), 12/01/27.. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	48,391		48,565
	Ivanti Software, Inc., First Lien, Initial Term Loan, 5.75%, (1-month
	USD LIBOR), 12/01/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	70,000		69,956
	LogMeIn, Inc., First Lien, Initial Term Loan, 4.903%, (1-month USD
	LIBOR + 4.75%), 8/31/27.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	102,166		102,038
	Mitchell International, Inc., First Lien, Amendment No. 2 New Term
	Loan Facility, 4.75%, (1-month USD LIBOR + 4.25%), 11/29/24. .	United States	49,875		50,012
	Perforce Software, Inc., First Lien, New Term Loan, 3.897%,
	(1-month USD LIBOR + 3.75%), 7/01/26. . . . . . . . . . . . . . . . . . .	United States	92,898		91,330
	Quest Software US Holdings, Inc., First Lien, Initial Term Loan,
	4.464%, (3-month USD LIBOR + 4.25%), 5/16/25. . . . . . . . . . . .	United States	259,338		255,708
	Surf Holdings SARL, First Lien, Dollar Term Loan, 3.726%, (3-month
	USD LIBOR + 3.5%), 3/05/27. . . . . . . . . . . . . . . . . . . . . . . . . . .	Luxembourg	149,250		148,168
	Veritas US, Inc., Term Loan, B, 6.5%, (3-month USD LIBOR + 5.5%),
	9/01/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	209,475		209,187
					2,247,667
	Specialty Retail 0.1%
	jPetco Animal Supplies, Inc., Term Loan, 4.25%, (3-month USD
	LIBOR + 3.25%), 1/26/23.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	390,000		374,509
	jWoof Holdings, Inc., First Lien, Initial Term Loan, 4.5%, (1-year USD
	LIBOR), 12/21/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	23,675		23,685
					398,194
	Technology Hardware, Storage & Peripherals 0.0%†
	Amentum Government Services Holdings LLC, Incremental Term
	Loan, 5.5%, (3-month USD LIBOR + 4.75%), 1/29/27.. . . . . . . . .	United States	40,000		40,400
	Cardtronics USA, Inc., Initial Term Loan, 5%, (1-month USD LIBOR +
	4%), 6/29/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	120,319		120,670
					161,070
	Wireless Telecommunication Services 0.0%†
	iAltice France SA, USD Incremental Term Loan, B-13, 4.237%,
	(3-month USD LIBOR + 4%), 8/14/26.. . . . . . . . . . . . . . . . . . . . .	France	39,575		39,505
	Total Senior Floating Rate Interests (Cost $22,304,442)	.. . . . . . . . . . . . . . . .	. . . . . . . . . .		19,263,703
	nMarketplace Loans 0.3%

	Diversified Financial Services 0.3%
	aLending Club - LCX PM, 8.46% - 18.24%, 10/08/23 - 12/24/25. . . .	United States	154,160		146,510
	aLending Club - LCX, 6.46% - 25.65%, 8/22/22 - 2/28/25. . . . . . . . .	United States	1,014,431		911,812
					1,058,322
	Total Marketplace Loans (Cost $1,124,821).. . . . . . . . . . .		. . . . . . . . . .		1,058,322

The accompanying notes are an integral part of these financial statements.

Annual Report

FSI-25
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
oLoan Participations and Assignments 0.4%
b,gRussian Railways Via RZD Capital plc, Senior Note, Reg S, 5.7%,
4/05/22. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Russia	1,500,000	$1,588,495
.. . . . . .Total Loan Participations and Assignments (Cost $1,540,890)	. . . . . . . . . . . .	. .	1,588,495
Foreign Government and Agency Securities 14.1%

gAfrican Export-Import Bank (The), Senior Note, 144A, 3.994%,
9/21/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Supranationalp	2,000,000	2,149,200
gAngola Government Bond, Senior Note, 144A, 8.25%, 5/09/28. . . .	Angola	2,900,000	2,789,580
gBanque Centrale de Tunisie, Senior Note, Reg S, 5.625%, 2/17/24.	Tunisia	2,300,000	EUR	2,607,818
gBanque Ouest Africaine de Developpement, Senior Note, 144A, 5%,
7/27/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Supranationalp	1,200,000	1,346,232
gBelarus Government Bond,
Senior Note, 144A, 7.625%, 6/29/27. . . . . . . . . . . . . . . . . . . . . .	Belarus	1,200,000	1,326,120
Senior Bond, 144A, 6.2%, 2/28/30.. . . . . . . . . . . . . . . . . . . . . . .	Belarus	1,200,000	1,218,984
Colombia Government Bond,
Senior Bond, 3.875%, 4/25/27.. . . . . . . . . . . . . . . . . . . . . . . . . .	Colombia	1,400,000	1,563,184
Senior Bond, 9.85%, 6/28/27.. . . . . . . . . . . . . . . . . . . . . . . . . . .	Colombia	5,315,000,000	COP	2,027,512
Senior Bond, 4.5%, 3/15/29.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Colombia	500,000	579,905
Senior Bond, 5%, 6/15/45. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Colombia	1,900,000	2,325,125
gDominican Republic Government Bond, Senior Note, 144A, 8.9%,	Dominican
2/15/23. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Republic	81,500,000	DOP	1,446,712
Ecopetrol SA, Senior Bond, 4.125%, 1/16/25.. . . . . . . . . . . . . . . . .	Colombia	800,000	871,008
f,gElectricite de France SA, Junior Sub. Bond, 144A, 5.25% to 1/29/23,
FRN thereafter, Perpetual. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	France	2,425,000	2,575,398
Equinor ASA, Senior Note, 2.375%, 5/22/30. . . . . . . . . . . . . . . . . .	Norway	700,000	749,760
gExport-Import Bank of India, Senior Note, 144A, 3.875%, 2/01/28. .	India	1,655,000	1,827,880
gGabon Government Bond,
144A, 6.375%, 12/12/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Gabon	837,538	874,180
Senior Bond, 144A, 6.625%, 2/06/31.. . . . . . . . . . . . . . . . . . . . .	Gabon	1,600,000	1,656,092
gIndonesia Asahan Aluminium Persero PT, Senior Note, 144A, 5.45%,
5/15/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Indonesia	1,000,000	1,204,398
Indonesia Government Bond,
FR70, 8.375%, 3/15/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Indonesia	19,648,000,000	IDR	1,540,668
g	Senior Bond, 144A, 4.35%, 1/08/27.. . . . . . . . . . . . . . . . . . . . . .	Indonesia	900,000	1,049,314
g	Senior Note, 144A, 3.85%, 7/18/27. . . . . . . . . . . . . . . . . . . . . . .	Indonesia	2,200,000	2,517,809
FR64, 6.125%, 5/15/28. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Indonesia	26,500,000,000	IDR	1,915,922
gIraq Government Bond, Senior Bond, 144A, 5.8%, 1/15/28. . . . . . .	Iraq	2,531,250	2,380,780
gIsrael Electric Corp. Ltd., Senior Secured Bond, 144A, Reg S, 4.25%,
8/14/28. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Israel	1,000,000	1,157,500
gKazakhstan Government Bond, Senior Bond, 144A, 4.875%,
10/14/44. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Kazakhstan	1,800,000	2,446,146
Mexican Bonos Desarr Fixed Rate, M, 6.5%, 6/10/21. . . . . . . . . . .	Mexico	29,300,000	MXN	1,486,084
Mexico Government Bond,
Senior Note, 4.15%, 3/28/27. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Mexico	3,200,000	3,698,000
Senior Note, 3.75%, 1/11/28. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Mexico	500,000	562,873
Panama Notas del Tesoro, Senior Note, 3.75%, 4/17/26. . . . . . . . .	Panama	600,000	657,819
Peru Government Bond, Senior Bond, 6.55%, 3/14/37. . . . . . . . . .	Peru	800,000	1,217,436
gRussia Government Bond,
Senior Note, 144A, 4.875%, 9/16/23. . . . . . . . . . . . . . . . . . . . . .	Russia	800,000	880,417
Senior Note, Reg S, 4.75%, 5/27/26.. . . . . . . . . . . . . . . . . . . . . .	Russia	1,200,000	1,388,273
Turkey Government Bond, Senior Bond, 4.875%, 10/09/26.. . . . . .	Turkey	800,000	810,905
gTurkiye Vakiflar Bankasi TAO, Covered Note, Reg S, 2.375%,
5/04/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Turkey	500,000	EUR	610,826
gUkraine Government Bond,
Senior Note, 144A, 7.75%, 9/01/22. . . . . . . . . . . . . . . . . . . . . . .	Ukraine	200,000	214,355

FSI-26

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST CONSOLIDATED STATEMENT OF INVESTMENTS

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	Foreign Government and Agency Securities (continued)
gUkraine Government Bond, (continued)
	Senior Note, 144A, 7.75%, 9/01/23. . . . . . . . . . . . . . . . . . . . . . .	Ukraine	369,000		$406,500
	Senior Note, 144A, 7.75%, 9/01/24. . . . . . . . . . . . . . . . . . . . . . .	Ukraine	369,000		411,141
	Senior Bond, 144A, 7.375%, 9/25/32.. . . . . . . . . . . . . . . . . . . . .	Ukraine	500,000		550,938
q	VRI, GDP Linked Security, Senior Bond, 144A, Reg S, 5/31/40.. .	Ukraine	978,000		1,011,149
rUruguay Government Bond,
	Index Linked, Senior Bond, 4.375%, 12/15/28. . . . . . . . . . . . . . .	Uruguay	5,175,408	UYU	140,886
	Index Linked, Senior Bond, 3.7%, 6/26/37. . . . . . . . . . . . . . . . . .	Uruguay	86,381,752	UYU	2,306,641
	. . .Total Foreign Government and Agency Securities (Cost $55,820,228)		. . . . . . . . .	. .	58,501,470
	U.S. Government and Agency Securities 2.8%

	U.S. Treasury Bonds, 7.875%, 2/15/21. . . . . . . . . . . . . . . . . . . . . .	United States	728,000		734,422
	U.S. Treasury Notes,
	1.5%, 11/30/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,000,000		3,037,774
	0.25%, 6/30/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,100,000		4,089,109
r	0.375%, 7/15/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,200,000		3,860,115
	.. . . . . .Total U.S. Government and Agency Securities (Cost $11,326,478)		. . . . . . . . .	. .	11,721,420
	Asset-Backed Securities 7.4%

	Capital Markets 0.1%
g,sMountain View CLO XIV Ltd., 2019-1A, C, 144A, FRN, 3.137%,
	(3-month USD LIBOR + 2.9%), 4/15/29. . . . . . . . . . . . . . . . . . . .	United States	500,000		501,254
	Consumer Finance 0.4%
sCitibank Credit Card Issuance Trust, 2017-A7, A7, FRN, 0.522%,
	(1-month USD LIBOR + 0.37%), 8/08/24. . . . . . . . . . . . . . . . . . .	United States	1,494,000		1,502,418
	Diversified Financial Services 6.9%
g,sAMMC CLO XI Ltd., 2012-11A, BR2, 144A, FRN, 1.814%, (3-month
	USD LIBOR + 1.6%), 4/30/31. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	350,000		344,496
g,sAntares CLO Ltd., 2018-1A, B, 144A, FRN, 1.868%, (3-month USD
	LIBOR + 1.65%), 4/20/31.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,455,000		1,397,324
g,sAres L CLO Ltd., 2018-50A, B, 144A, FRN, 1.937%, (3-month USD
	LIBOR + 1.7%), 1/15/32.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000		500,127
g,sBCC Middle Market CLO LLC, 2018-1A, A2, 144A, FRN, 2.368%,
	(3-month USD LIBOR + 2.15%), 10/20/30. . . . . . . . . . . . . . . . . .	United States	700,000		683,735
g,sBlueMountain CLO Ltd.,
	2012-2A, BR2, 144A, FRN, 1.674%, (3-month USD LIBOR +
	1.45%), 11/20/28.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	510,000		504,939
	2012-2A, CR2, 144A, FRN, 2.224%, (3-month USD LIBOR + 2%),
	11/20/28. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	270,000		265,332
	2018-1A, D, 144A, FRN, 3.264%, (3-month USD LIBOR + 3.05%),
	7/30/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,000,000		970,105

The accompanying notes are an integral part of these financial statements.

Annual Report

FSI-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	Asset-Backed Securities (continued)
	Diversified Financial Services (continued)
	g,sBlueMountain Fuji EUR CLO V DAC, 5A, B, 144A, FRN, 1.55%,
	(3-month EURIBOR + 1.55%), 1/15/33.. . . . . . . . . . . . . . . . . . . .	Ireland	600,000	EUR	$735,141
	g,sBurnham Park CLO Ltd., 2016-1A, BR, 144A, FRN, 1.718%,
	(3-month USD LIBOR + 1.5%), 10/20/29. . . . . . . . . . . . . . . . . . .	United States	460,000		457,804
	g,sButtermilk Park CLO Ltd., 2018-1A, C, 144A, FRN, 2.337%,
	(3-month USD LIBOR + 2.1%), 10/15/31. . . . . . . . . . . . . . . . . . .	United States	1,408,860		1,406,889
	g,sCarlyle Global Market Strategies CLO Ltd., 2014-4RA, C, 144A,
	FRN, 3.137%, (3-month USD LIBOR + 2.9%), 7/15/30.. . . . . . . .	United States	300,000		274,620
	g,sCarlyle GMS Finance MM CLO LLC, 2015-1A, A2R, 144A, FRN,
	2.437%, (3-month USD LIBOR + 2.2%), 10/15/31. . . . . . . . . . . .	United States	1,213,000		1,190,157
	gCF Hippolyta LLC, 2020-1, A1, 144A, 1.69%, 7/15/60. . . . . . . . . . .	United States	400,839		409,396
	g,sCole Park CLO Ltd., 2015-1A, BR, 144A, FRN, 1.818%, (3-month
	USD LIBOR + 1.6%), 10/20/28.. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	270,000		269,625
	g,tConsumer Loan Underlying Bond Certificate Issuer Trust I,
	2019-51, PT, 144A, FRN, 16.982%, 1/15/45.. . . . . . . . . . . . . . . .	United States	708,828		648,805
	2019-52, PT, 144A, FRN, 16.935%, 1/15/45.. . . . . . . . . . . . . . . .	United States	763,700		700,499
	2019-S8, PT, 144A, FRN, 10.802%, 1/15/45.. . . . . . . . . . . . . . . .	United States	521,690		464,500
	2020-2, PT, 144A, FRN, 17.002%, 3/15/45.. . . . . . . . . . . . . . . . .	United States	719,410		653,540
	2020-7, PT, 144A, FRN, 16.864%, 4/17/45.. . . . . . . . . . . . . . . . .	United States	437,411		396,887
	tCWABS Asset-Backed Certificates Trust, 2005-11, AF4, FRN, 5.21%,
	3/25/34. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	173,415		174,012
	g,sDryden 38 Senior Loan Fund, 2015-38A, CR, 144A, FRN, 2.237%,
	(3-month USD LIBOR + 2%), 7/15/30.. . . . . . . . . . . . . . . . . . . . .	United States	863,000		855,927
	g,sDryden 55 CLO Ltd., 2018-55A, D, 144A, FRN, 3.087%, (3-month
	USD LIBOR + 2.85%), 4/15/31.. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	300,000		289,420
	g,sEaton Vance CLO Ltd., 2014-1RA, C, 144A, FRN, 2.337%, (3-month
	USD LIBOR + 2.1%), 7/15/30. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	315,610		311,691
	g,sGalaxy XVIII CLO Ltd., 2018-28A, C, 144A, FRN, 2.187%, (3-month
	USD LIBOR + 1.95%), 7/15/31.. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	250,000		246,117
	g,sGalaxy XXVII CLO Ltd., 2018-27A, C, 144A, FRN, 2.021%, (3-month
	USD LIBOR + 1.8%), 5/16/31. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000		393,561
	g,sLCM 26 Ltd., 26A, B, 144A, FRN, 1.618%, (3-month USD LIBOR +
	1.4%), 1/20/31.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	250,000		245,072
	g,sLCM XVI LP, 16A, BR2, 144A, FRN, 1.987%, (3-month USD LIBOR
	+ 1.75%), 10/15/31. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	351,320		350,138
	g,sLCM XVII LP,
	17A, BRR, 144A, FRN, 1.837%, (3-month USD LIBOR + 1.6%),
	10/15/31. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	350,000		345,715
	17A, CRR, 144A, FRN, 2.337%, (3-month USD LIBOR + 2.1%),
	10/15/31. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	320,000		313,869

FSI-28

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST CONSOLIDATED STATEMENT OF INVESTMENTS

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	Asset-Backed Securities (continued)
	Diversified Financial Services (continued)
	g,sLCM XVIII LP, 18A, DR, 144A, FRN, 3.018%, (3-month USD LIBOR
	+ 2.8%), 4/20/31. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	770,000		$720,136
	g,sMadison Park Euro Funding VIII DAC, 8A, BRN, 144A, FRN, 1.7%,
	(3-month EURIBOR + 1.7%), 4/15/32.. . . . . . . . . . . . . . . . . . . . .	Ireland	400,000	EUR	487,070
	g,tMill City Mortgage Loan Trust, 2018-4, A1B, 144A, FRN, 3.5%,
	4/25/66. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,295,400		1,380,073
	g,sNZCG Funding Ltd., 2015-1A, A2R, 144A, FRN, 1.783%, (3-month
	USD LIBOR + 1.55%), 2/26/31.. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,182,000		2,157,945
	g,sOctagon Investment Partners 28 Ltd., 2016-1A, BR, 144A, FRN,
	2.015%, (3-month USD LIBOR + 1.8%), 10/24/30. . . . . . . . . . . .	United States	250,000		250,450
	g,sOctagon Investment Partners 36 Ltd., 2018-1A, A1, 144A, FRN,
	1.207%, (3-month USD LIBOR + 0.97%), 4/15/31. . . . . . . . . . . .	United States	500,000		496,500
	g,sOctagon Investment Partners 37 Ltd., 2018-2A, C, 144A, FRN,
	3.065%, (3-month USD LIBOR + 2.85%), 7/25/30. . . . . . . . . . . .	United States	400,000		385,314
	g,sOctagon Investment Partners 38 Ltd., 2018-1A, C, 144A, FRN,
	3.168%, (3-month USD LIBOR + 2.95%), 7/20/30. . . . . . . . . . . .	United States	1,000,000		970,204
	g,sOctagon Investment Partners XVI Ltd., 2013-1A, DR, 144A, FRN,
	3.218%, (3-month USD LIBOR + 3%), 7/17/30.. . . . . . . . . . . . . .	United States	400,000		389,323
	g,sOctagon Investment Partners XXIII Ltd., 2015-1A, BR, 144A, FRN,
	1.437%, (3-month USD LIBOR + 1.2%), 7/15/27. . . . . . . . . . . . .	United States	400,000		395,986
	g,tProsper Pass-Thru Trust III,
	2020-PT1, A, 144A, FRN, 8.796%, 3/15/26. . . . . . . . . . . . . . . . .	United States	466,317		459,362
	2020-PT2, A, 144A, FRN, 9.444%, 4/15/26. . . . . . . . . . . . . . . . .	United States	505,280		496,413
	2020-PT3, A, 144A, FRN, 7.183%, 5/15/26. . . . . . . . . . . . . . . . .	United States	137,464		138,797
	g,sStrata CLO I Ltd., 2018-1A, B, 144A, FRN, 2.437%, (3-month USD
	LIBOR + 2.2%), 1/15/31.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,300,000		1,261,259
	gUpgrade Master Pass-Thru Trust, 2019-PT2, A, 144A, 7.727%,
	2/15/26. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,840		395,389
	g,sVoya CLO Ltd.,
	2013-2A, BR, 144A, FRN, 2.065%, (3-month USD LIBOR +
	1.85%), 4/25/31.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	780,000		763,576
	2014-1A, CR2, 144A, FRN, 3.018%, (3-month USD LIBOR +
	2.8%), 4/18/31.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,000,000		961,898
	2015-2A, BR, 144A, FRN, 1.709%, (3-month USD LIBOR + 1.5%),
	7/23/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	820,000		819,081
					28,728,219
	Total Asset-Backed Securities (Cost $31,155,171).. . . . .	. . . . . . . . . . . . . . . .	. . . . . . . .	. .	30,731,891
	Commercial Mortgage-Backed Securities 0.0%

	Diversified Financial Services 0.0%†
	tCommercial Mortgage Trust, 2006-GG7, AJ, FRN, 6.012%, 7/10/38.	United States	187,688		168,966
	.. . . . . . . . .Total Commercial Mortgage-Backed Securities (Cost $181,026)		. . . . . . . .	. .	168,966
	Mortgage-Backed Securities 4.4%

	uFederal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
	FHLMC, 3.848%, (1-year CMT T-Note +/- MBS Margin), 1/01/33.. .	United States	5,225		5,215
	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.1%
	FHLMC Gold Pools, 20 Year, 7%, 9/01/21.. . . . . . . . . . . . . . . . . . .	United States	789		799
	FHLMC Gold Pools, 30 Year, 5%, 4/01/34 - 8/01/35.. . . . . . . . . . . .	United States	156,020		180,992
	FHLMC Gold Pools, 30 Year, 5.5%, 3/01/33 - 1/01/35. . . . . . . . . . .	United States	94,440		108,044
	FHLMC Gold Pools, 30 Year, 6%, 4/01/33 - 2/01/36.. . . . . . . . . . . .	United States	75,245		87,536
	FHLMC Gold Pools, 30 Year, 6.5%, 11/01/27 - 7/01/32. . . . . . . . . .	United States	12,952		14,529
	FHLMC Gold Pools, 30 Year, 7%, 4/01/30.. . . . . . . . . . . . . . . . . . .	United States	1,509		1,712

The accompanying notes are an integral part of these financial statements.

Annual Report

FSI-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	Mortgage-Backed Securities (continued)
	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate (continued)
	FHLMC Gold Pools, 30 Year, 7.5%, 8/01/30. . . . . . . . . . . . . . . . . .	United States	151		$181
					393,793
	uFederal National Mortgage Association (FNMA) Adjustable Rate 0.0%†
	FNMA, 2.329%, (1-year CMT T-Note +/- MBS Margin), 12/01/34.. .	United States	52,104		53,256
	Federal National Mortgage Association (FNMA) Fixed Rate 3.8%
	FNMA, 10 Year, 2.5%, 7/01/22. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,959		3,083
	FNMA, 20 Year, 5%, 4/01/30.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	30,810		34,968
	FNMA, 30 Year, 3%, 9/01/48 - 9/01/50. . . . . . . . . . . . . . . . . . . . . .	United States	3,302,928		3,484,965
	FNMA, 30 Year, 4.5%, 5/01/48. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,137,703		3,472,138
	FNMA, 30 Year, 6.5%, 6/01/28 - 10/01/37. . . . . . . . . . . . . . . . . . . .	United States	90,432		105,082
	vFNMA, Single-family, 15 Year, 1.5%, 1/25/36.. . . . . . . . . . . . . . . . .	United States	608,000		625,532
	vFNMA, Single-family, 15 Year, 2%, 1/25/36. . . . . . . . . . . . . . . . . . .	United States	1,791,000		1,872,307
	vFNMA, Single-family, 30 Year, 2%, 1/25/51. . . . . . . . . . . . . . . . . . .	United States	2,016,000		2,094,039
	vFNMA, Single-family, 30 Year, 2.5%, 1/25/51.. . . . . . . . . . . . . . . . .	United States	3,948,000		4,161,433
					15,853,547
	Government National Mortgage Association (GNMA) Fixed Rate 0.5%
	GNMA I, Single-family, 30 Year, 5%, 11/15/33 - 7/15/34.. . . . . . . . .	United States	130,258		149,004
	GNMA I, Single-family, 30 Year, 7%, 10/15/28 - 6/15/32.. . . . . . . . .	United States	12,077		12,179
	GNMA I, Single-family, 30 Year, 7.5%, 9/15/30.. . . . . . . . . . . . . . . .	United States	1,046		1,233
	GNMA II, 30 Year, 6.5%, 2/20/34.. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,167		3,390
	vGNMA II, Single-family, 30 Year, 2%, 1/15/51. . . . . . . . . . . . . . . . .	United States	797,000		833,393
	vGNMA II, Single-family, 30 Year, 2.5%, 1/15/51.. . . . . . . . . . . . . . .	United States	789,000		835,138
	GNMA II, Single-family, 30 Year, 5%, 9/20/33 - 11/20/33. . . . . . . . .	United States	35,633		40,628
	GNMA II, Single-family, 30 Year, 6%, 11/20/34.. . . . . . . . . . . . . . . .	United States	52,258		61,262
	GNMA II, Single-family, 30 Year, 6.5%, 4/20/31 - 1/20/33.. . . . . . . .	United States	21,619		25,518
	GNMA II, Single-family, 30 Year, 7.5%, 1/20/28 - 4/20/32.. . . . . . . .	United States	7,444		8,627
					1,970,372
	Total Mortgage-Backed Securities (Cost $17,822,728). . .		. . . . . . . . . .		18,276,183
	Municipal Bonds 1.9%

	California 0.3%
	City of San Francisco, Public Utilities Commission Water, Revenue,
	2019 A, Refunding, 3.473%, 11/01/43. . . . . . . . . . . . . . . . . . . . .	United States	230,000		245,969
	San Bernardino Community College District, GO, 2019 A-1, 3.271%,
	8/01/39. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	210,000		225,128
	San Diego County Regional Transportation Commission, Revenue,
	2019 A, Refunding, 3.248%, 4/01/48. . . . . . . . . . . . . . . . . . . . . .	United States	230,000		241,880
	San Jose Redevelopment Agency Successor Agency, Tax Allocation,
	Senior Lien, 2017A-T, Refunding, 3.25%, 8/01/29.. . . . . . . . . . . .	United States	440,000		484,981
					1,197,958
	Colorado 0.1%
	Metro Wastewater Reclamation District, Revenue, 2019 B,
	Refunding, 3.158%, 4/01/41.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	475,000		507,405
	Hawaii 0.0%†
	City & County Honolulu, Wastewater System, Revenue, 2019 B,
	Refunding, 2.585%, 7/01/28.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	115,000		125,289
	Illinois 0.2%
	State of Illinois, GO, 2003, 5.1%, 6/01/33. . . . . . . . . . . . . . . . . . . .	United States	695,000		748,494

FSI-30

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST CONSOLIDATED STATEMENT OF INVESTMENTS

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	Municipal Bonds (continued)
	Massachusetts 0.1%
	Massachusetts School Building Authority, Revenue, 2019 B,
	Refunding, 3.395%, 10/15/40.. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	285,000		$306,820
	New Jersey 0.3%
	New Jersey Transportation Trust Fund Authority, Revenue, 2019 B,
	Refunding, 4.131%, 6/15/42.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	345,000		358,848
	State of New Jersey, GO, 2020 A, 3%, 6/01/32. . . . . . . . . . . . . . . .	United States	670,000		758,876
					1,117,724
	New York 0.2%
	Metropolitan Transportation Authority, Revenue, 2020 E, Refunding,
	4%, 11/15/45.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	535,000		594,358
	New York State Dormitory Authority, State University of New York,
	Revenue, 2019B, Refunding, 3.142%, 7/01/43.. . . . . . . . . . . . . .	United States	305,000		321,690
					916,048
	Ohio 0.0%†
	State of Ohio, Cleveland Clinic Health System Obligated Group,
	Revenue, 2019G, Refunding, 3.276%, 1/01/42.. . . . . . . . . . . . . .	United States	190,000		217,673
	Oregon 0.1%
	State of Oregon, Department of Transportation, Revenue, Senior
	Lien, 2019 B, Refunding, 3.168%, 11/15/38. . . . . . . . . . . . . . . . .	United States	380,000		415,188
	Pennsylvania 0.1%
	University of Pittsburgh-of the Commonwealth System of Higher
	Education, Revenue, 2017 C, Refunding, 3.005%, 9/15/41.. . . . .	United States	535,000		577,484
	Texas 0.3%
	State of Texas, GO, 2019, Refunding, 3.211%, 4/01/44. . . . . . . . . .	United States	575,000		628,688
	Texas State University System,
	Revenue, 2019 B, Refunding, 2.938%, 3/15/33. . . . . . . . . . . . . .	United States	225,000		241,420
	Revenue, 2019 B, Refunding, 3.289%, 3/15/40. . . . . . . . . . . . . .	United States	190,000		202,622
					1,072,730
	Utah 0.2%
	Salt Lake City Corp., Revenue, 2019B, Refunding, 3.102%, 4/01/38.	United States	270,000		288,700
	Utah Transit Authority, Revenue, Senior Lien, 2019 B, Refunding,
	3.443%, 12/15/42. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	380,000		404,936
					693,636
	. . .Total Municipal Bonds (Cost $7,317,208).. . . . . . . . . .	. . . . . . . . . . . . . . . . .	. . . . . . . . .		7,896,449
	Residential Mortgage-Backed Securities 9.2%

	Capital Markets 0.0%†
sMerrill Lynch Mortgage Investors Trust, 2005-A6, 2A3, FRN, 0.908%,
	(1-month USD LIBOR + 0.76%), 8/25/35. . . . . . . . . . . . . . . . . . .	United States	21,117		21,198
	Diversified Financial Services 1.0%
gBRAVO Residential Funding Trust,
	2019-1, A1C, 144A, 3.5%, 3/25/58.. . . . . . . . . . . . . . . . . . . . . . .	United States	613,889		634,560
t	2019-2, A3, 144A, FRN, 3.5%, 10/25/44.. . . . . . . . . . . . . . . . . . .	United States	768,053		805,331
g,tCIM Trust,
	2019-INV1, A1, 144A, FRN, 4%, 2/25/49. . . . . . . . . . . . . . . . . . .	United States	600,708		619,320
	2019-INV2, A3, 144A, FRN, 4%, 5/25/49. . . . . . . . . . . . . . . . . . .	United States	907,672		936,065

The accompanying notes are an integral part of these financial statements.

Annual Report

FSI-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	Residential Mortgage-Backed Securities (continued)
	Diversified Financial Services (continued)
	sOpteum Mortgage Acceptance Corp., 2005-4, 1APT, FRN, 0.768%,
	(1-month USD LIBOR + 0.62%), 11/25/35. . . . . . . . . . . . . . . . . .	United States	67,520		$67,920
	g,tProvident Funding Mortgage Trust,
	2019-1, A2, 144A, FRN, 3%, 12/25/49.. . . . . . . . . . . . . . . . . . . .	United States	465,351		474,318
	2020-1, A3, 144A, FRN, 3%, 2/25/50.. . . . . . . . . . . . . . . . . . . . .	United States	375,964		380,316
					3,917,830
	Thrifts & Mortgage Finance 8.2%
	sFHLMC Structured Agency Credit Risk Debt Notes,
	2013-DN2, M2, FRN, 4.398%, (1-month USD LIBOR + 4.25%),
	11/25/23. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,345,934		1,343,078
	2014-DN1, M2, FRN, 2.348%, (1-month USD LIBOR + 2.2%),
	2/25/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	22,416		22,422
	2014-DN2, M3, FRN, 3.748%, (1-month USD LIBOR + 3.6%),
	4/25/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,892,663		1,886,781
	2014-DN3, M3, FRN, 4.148%, (1-month USD LIBOR + 4%),
	8/25/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	102,845		105,317
	2014-DN4, M3, FRN, 4.698%, (1-month USD LIBOR + 4.55%),
	10/25/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	689,967		710,297
	2014-HQ1, M3, FRN, 4.248%, (1-month USD LIBOR + 4.1%),
	8/25/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	136,762		138,585
	2014-HQ3, M3, FRN, 4.898%, (1-month USD LIBOR + 4.75%),
	10/25/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	254,633		257,957
	2015-DNA1, M3, FRN, 3.448%, (1-month USD LIBOR + 3.3%),
	10/25/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	223,860		230,332
	2015-DNA3, M3, FRN, 4.848%, (1-month USD LIBOR + 4.7%),
	4/25/28. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,696,952		1,773,752
	2015-HQ1, M3, FRN, 3.948%, (1-month USD LIBOR + 3.8%),
	3/25/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	45,611		45,687
	2015-HQA1, M3, FRN, 4.848%, (1-month USD LIBOR + 4.7%),
	3/25/28. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,342,225		1,398,629
	2016-DNA2, M3, FRN, 4.798%, (1-month USD LIBOR + 4.65%),
	10/25/28. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,166,344		1,218,721
	2017-DNA1, M2, FRN, 3.398%, (1-month USD LIBOR + 3.25%),
	7/25/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	951,707		978,330
	2017-DNA2, M2, FRN, 3.598%, (1-month USD LIBOR + 3.45%),
	10/25/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,340,000		1,390,235
	2017-DNA3, M2, FRN, 2.648%, (1-month USD LIBOR + 2.5%),
	3/25/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,920,000		2,973,134
	2017-HQA1, M2, FRN, 3.698%, (1-month USD LIBOR + 3.55%),
	8/25/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,005,103		1,036,194
	2017-HQA2, M2, FRN, 2.798%, (1-month USD LIBOR + 2.65%),
	12/25/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	241,238		244,015
	sFNMA Connecticut Avenue Securities,
	2013-C01, M2, FRN, 5.398%, (1-month USD LIBOR + 5.25%),
	10/25/23. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	214,448		220,182
	2014-C01, M2, FRN, 4.548%, (1-month USD LIBOR + 4.4%),
	1/25/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	347,157		351,179
	2014-C02, 1M2, FRN, 2.748%, (1-month USD LIBOR + 2.6%),
	5/25/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	978,969		957,220
	2014-C02, 2M2, FRN, 2.748%, (1-month USD LIBOR + 2.6%),
	5/25/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	444,575		442,325
	2014-C03, 1M2, FRN, 3.148%, (1-month USD LIBOR + 3%),
	7/25/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,931,764		1,882,261
	2014-C03, 2M2, FRN, 3.048%, (1-month USD LIBOR + 2.9%),
	7/25/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	81,831		82,299

FSI-32

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST CONSOLIDATED STATEMENT OF INVESTMENTS

Principal
a	a	Country	Amount*	a

Value

a	a	a	a		a	a
	Residential Mortgage-Backed Securities (continued)
	Thrifts & Mortgage Finance (continued)
	sFNMA Connecticut Avenue Securities, (continued)
	2015-C01, 1M2, FRN, 4.448%, (1-month USD LIBOR + 4.3%),
	2/25/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	531,192			$543,650
	2015-C01, 2M2, FRN, 4.698%, (1-month USD LIBOR + 4.55%),
	2/25/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	234,859			239,036
	2015-C02, 1M2, FRN, 4.148%, (1-month USD LIBOR + 4%),
	5/25/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,203,085			1,229,346
	2015-C02, 2M2, FRN, 4.148%, (1-month USD LIBOR + 4%),
	5/25/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	366,794			373,938
	2015-C03, 1M2, FRN, 5.148%, (1-month USD LIBOR + 5%),
	7/25/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,739,745			1,795,648
	2015-C03, 2M2, FRN, 5.148%, (1-month USD LIBOR + 5%),
	7/25/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	542,653			552,706
	2016-C02, 1M2, FRN, 6.148%, (1-month USD LIBOR + 6%),
	9/25/28. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	429,054			456,534
	2016-C04, 1M2, FRN, 4.398%, (1-month USD LIBOR + 4.25%),
	1/25/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,044,857			1,091,766
	2016-C05, 2M2, FRN, 4.598%, (1-month USD LIBOR + 4.45%),
	1/25/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	883,907			923,805
	2016-C06, 1M2, FRN, 4.398%, (1-month USD LIBOR + 4.25%),
	4/25/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	327,468			344,228
	2016-C07, 2M2, FRN, 4.498%, (1-month USD LIBOR + 4.35%),
	5/25/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	651,875			681,900
	2017-C01, 1M2, FRN, 3.698%, (1-month USD LIBOR + 3.55%),
	7/25/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,300,637			1,343,672
	2017-C03, 1M2, FRN, 3.148%, (1-month USD LIBOR + 3%),
	10/25/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,474,115			2,512,265
	2017-C04, 2M2, FRN, 2.998%, (1-month USD LIBOR + 2.85%),
	11/25/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	543,795			549,738
	2017-C05, 1M2, FRN, 2.348%, (1-month USD LIBOR + 2.2%),
	1/25/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,582,605			1,587,189
						33,914,353
	.. . . . . . . . . . . . . .Total Residential Mortgage-Backed Securities (Cost $39,920,163)			. . .		37,853,381
	Escrows and Litigation Trusts 0.0%†		Shares/Units

	a,bMillennium Corporate Claim Trust, Escrow Account.. . . . . . . . . . . .	United States	950,432			—
	a,bMillennium Lender Claim Trust, Escrow Account. . . . . . . . . . . . . . .	United States	950,432			—
	a,bRemington Outdoor Co., Inc., Litigation Units. . . . . . . . . . . . . . . . .	United States	7,021			—
	bSanchez Energy Corp., Escrow Account.. . . . . . . . . . . . . . . . . . . .	United States	243,000			2,430
	a,bVistra Energy Corp., Escrow Account. . . . . . . . . . . . . . . . . . . . . . .	United States	3,000,000			4,500
	.. . .Total Escrows and Litigation Trusts (Cost $325,648)	. . . . . . . . . . . . . .	. . . . . . . . .	. . .		6,930
	Total Long Term Investments (Cost $400,257,843).. .
		. . . . . . . . . . . . . .	. . . . . . . . .	. . .		401,502,481

The accompanying notes are an integral part of these financial statements.

Annual Report

FSI-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

Short Term Investments 3.1%

a	a	Country	Shares	a
a

Value

Money Market Funds 3.1%

d,wInstitutional Fiduciary Trust - Money Market Portfolio, 0%. . . . . . . .	United States	12,853,316	$12,853,316

Total Money Market Funds (Cost $12,853,316).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total Short Term Investments (Cost $12,853,316). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total Investments (Cost $413,111,159) 100.1%.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other Assets, less Liabilities (0.1)%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net Assets 100.0%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

12,853,316

12,853,316

$414,355,797 (479,329)

$413,876,468

*The principal amount is stated in U.S. dollars unless otherwise indicated.

† Rounds to less than 0.1% of net assets.

a Fair valued using significant unobservable inputs. See Note 13 regarding fair value measurements. b Non-income producing.

c See Note 9 regarding restricted securities.

d See Note 3(e) regarding investments in affiliated management investment companies. e Income may be received in additional securities and/or cash.

f Perpetual security with no stated maturity date.

g Security was purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. 144A securities may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. Regulation S securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2020, the aggregate value of these securities was $197,936,278, representing 47.8% of net assets.

hSee Note 1(i) regarding senior floating rate interests.

iThe coupon rate shown represents the rate at period end.

jA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

kA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of the settlement and will be based upon a reference index/floor plus a spread.

lSee Note 7 regarding credit risk and defaulted securities.

mSee Note 10 regarding unfunded loan commitments.

nSee Note 1(j) regarding Marketplace Lending.

oSee Note 1(e) regarding loan participations and assignments.

pA supranational organization is an entity formed by two or more central governments through international treaties.

qThe principal represents the notional amount. See Note 1(d) regarding value recovery instruments.

rPrincipal amount of security is adjusted for inflation. See Note 1(l).

sThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

tAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

uAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

vSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

wThe rate shown is the annualized seven-day effective yield at period end.

FSI-34

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

At December 31, 2020, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

					Value/
					Unrealized
		Number of	Notional	Expiration	Appreciation
Description	Type	Contracts	Amount*	Date	(Depreciation)
Interest rate contracts
Australia 3 Year Bonds.. . . . . . . . . . . . . . . . . . . . . . . .	Long	114	$10,321,435	3/15/21	$8,233
U.S. Treasury 10 Year Notes.. . . . . . . . . . . . . . . . . . . .	Long	15	2,071,172	3/22/21	1,620
U.S. Treasury 10 Year Ultra Notes.. . . . . . . . . . . . . . . .	Short	4	625,438	3/22/21	1,593
U.S. Treasury 5 Year Notes.. . . . . . . . . . . . . . . . . . . . .	Long	128	16,149,000	3/31/21	27,524
U.S. Treasury Ultra Bonds. . . . . . . . . . . . . . . . . . . . . .	Long	4	854,250	3/22/21	(4,006)
Total Futures Contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .					$34,964

*As of period end.

At December 31, 2020, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

	Counter-			Contract	Settlement	Unrealized	Unrealized
Currency	partya	Type	Quantity	Amount*	Date	Appreciation	Depreciation
a	a	a	a	a	a	a	a
OTC Forward Exchange Contracts
Canadian Dollar. . . . .	JPHQ	Buy	1,400,000	1,099,480	1/11/21	$2,315	$(1,173)
Canadian Dollar. . . . .	JPHQ	Sell	3,300,000	2,486,250	1/11/21	—	(108,073)
Turkish Lira. . . . . . . .	JPHQ	Buy	5,800,000	726,817	1/11/21	51,590	—
Japanese Yen.. . . . . .	CITI	Buy	558,485,200	5,289,045	1/12/21	120,229	—
Japanese Yen.. . . . . .	CITI	Sell	446,300,000	4,304,923	1/12/21	—	(17,768)
Japanese Yen.. . . . . .	JPHQ	Buy	13,000,000	123,599	1/12/21	2,314	—
Singapore Dollar.. . . .	JPHQ	Sell	1,400,000	1,039,771	1/12/21	—	(20,240)
Mexican Peso.. . . . . .	JPHQ	Buy	18,000,000	837,449	1/19/21	66,275	—
Australian Dollar.. . . .	JPHQ	Buy	3,740,000	2,752,652	1/25/21	131,735	—
Australian Dollar.. . . .	JPHQ	Sell	7,250,000	5,126,240	1/25/21	—	(465,154)
South African Rand.. .	JPHQ	Buy	6,200,000	391,983	2/16/21	27,564	—
South African Rand.. .	JPHQ	Sell	6,200,000	396,546	2/16/21	—	(23,000)
Canadian Dollar. . . . .	JPHQ	Sell	2,000,000	1,526,013	2/25/21	—	(46,811)
Indonesian Rupiah. . .	JPHQ	Sell	7,200,000,000	506,686	3/01/21	—	(8,712)
Euro.. . . . . . . . . . . . .	JPHQ	Buy	570,000	698,906	3/15/21	—	(1,442)
Euro.. . . . . . . . . . . . .	JPHQ	Sell	3,250,000	3,952,991	3/15/21	—	(23,777)
Japanese Yen.. . . . . .	JPHQ	Buy	366,000,000	3,525,448	3/15/21	21,974	—
Total Forward Exchange Contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .						$423,996	$(716,150)
Net unrealized appreciation (depreciation). . . . .			. . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . .	. . . . . . . .		$(292,154)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At December 31, 2020, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

The accompanying notes are an integral part of these financial statements.

Annual Report

FSI-35

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

Credit Default Swap Contracts

	Periodic
	Payment						Unamortized
	Rate						Upfront	Unrealized
	Received	Payment	Counter-	Maturity	Notional		Payments	Appreciation
Description	(Paid)	Frequency	party	Date	Amount(a)	Value	(Receipts)	(Depreciation)	Rating(b)
Centrally Cleared Swap Contracts
Contracts to Sell Protection(c)(d)
Traded Index									Investment

CDX.NA.EM.33.. . . . .	1.00%	Quarterly		6/20/25	$2,150,000	$(1,980)	$(74,019)	$72,039	Grade
									Non-
									Investment
CDX.NA.HY.35. . . . . .	5.00%	Quarterly		12/20/25	6,500,000	616,115	385,807	230,308	Grade
Total Centrally Cleared Swap Contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .						$614,135	$311,788	$302,347
OTC Swap Contracts
Contracts to Buy Protection(c)
Single Name
Ally Financial, Inc... . .	(5.00)%	Quarterly	JPHQ	12/20/24	1,810,000	(307,511)	(268,424)	(39,087)
Contracts to Sell Protection(c)(d)
Single Name
Air France-KLM.. . . . .	5.00%	Quarterly	MSCO	12/20/25	660,000	(12,517)	782	(13,299)	NR
American Airlines
Group, Inc.. . . . . . .	5.00%	Quarterly	CITI	12/20/21	800,000	(51,644)	(51,885)	241	CCC
Carnival Corp... . . . . .	1.00%	Quarterly	CITI	12/20/25	800,000	(132,993)	(124,287)	(8,706)	B
Macy's, Inc.. . . . . . . .	1.00%	Quarterly	JPHQ	12/20/25	800,000	(151,097)	(148,042)	(3,055)	B
Royal Caribbean
Cruises Ltd.. . . . . .	5.00%	Quarterly	BZWS	12/20/25	800,000	(54,781)	(23,674)	(31,107)	B+
United Airlines Holdings,
Inc.. . . . . . . . . . . .	5.00%	Quarterly	FBCO	12/20/25	584,000	(18,145)	(2,786)	(15,359)	B
Traded Index
(e)Citibank Bespoke
Palma Index,									Non-
Mezzanine Tranche									Investment
5-7%. . . . . . . . . . .	2.30%	Quarterly	CITI	6/20/21	620,000	3,402	—	3,402	Grade
									Investment
MCDX.NA.MAIN.31.. .	1.00%	Quarterly	CITI	12/20/23	2,270,000	2,301	13,636	(11,335)	Grade
(e)Morgan Stanley
Bespoke Pecan									Non-
Index, Mezzanine									Investment
Tranche 5-10%. . . .	3.98%	Quarterly	MSCO	12/20/21	850,000	(73,154)	—	(73,154)	Grade
(e)Morgan Stanley
Bespoke Pecan									Non-
Index, Mezzanine									Investment
Tranche 5-10%. . . .	4.10%	Quarterly	MSCO	12/20/21	850,000	(72,174)	—	(72,174)	Grade
Total OTC Swap Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .						$(868,313)	$(604,680)	$(263,633)
Total Credit Default Swap Contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .						$(254,178)	$(292,892)	$38,714

(a)In U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

(b)Based on Standard and Poor's (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

(c)Performance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded index swaps.

(d)The fund enters contracts to sell protection to create a long credit position.

(e)Represents a custom index comprised of a basket of underlying instruments.

FSI-36

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

At December 31, 2020, the Fund had the following cross-currency swap contracts outstanding. See Note 1(d).

Cross-Currency Swap Contracts

						Value/
						Unrealized
	Payment	Counter-	Maturity	Notional		Appreciation
Description	Frequency	party	Date	Amount		(Depreciation)
OTC Swap Contracts
Receive Floating 3-month USD LIBOR + 2.87%. . . . . .	Quarterly			464,800	USD
Pay Fixed 2.5%. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Annual	CITI	5/04/21	400,000	EUR	$(30,316)
Total Cross Currency Swap Contracts. . . . . . . . . . . . . .	. . . . . . . . . .	. . . . . . . . . . .	. . . . . . . . . . . . . .	. . . . . . . .	. . .	$(30,316)

At December 31, 2020, the Fund had the following inflation index swap contracts outstanding. See Note 1(d).

Inflation Index Swap Contracts

						Unamortized
						Upfront	Unrealized
	Payment	Counter-	Maturity	Notional		Payments	Appreciation
Description	Frequency	party	Date	Amount	Value	(Receipts)	(Depreciation)
Centrally Cleared Swap Contracts
Receive variable change
in USA CPI-U.. . . . . . . .	At Maturity
Pay Fixed 1.943%. . . . .	At Maturity		1/15/29	$6,100,000	$65,742	$—	$65,742
Total Inflation Index Swap Contracts.		. . . . . . . . . .	. . . . . . . . . . .	. . . . . . . . . . . .	$65,742	$—	$65,742

At December 31, 2020, the Fund had the following total return swap contracts outstanding. See Note 1(d).

Total Return Swap Contracts

						Value/
						Unrealized
	Financing	Payment	Counter-	Maturity	Notional	Appreciation
Underlying Instruments	Rate	Frequency	party	Date	Value*	(Depreciation)
OTC Swap Contracts
Long(a)
Markit iBoxx USD Liquid Leveraged Loans Total	3-month
Return Index.. . . . . . . . . . . . . . . . . . . . . . . . . . .	USD LIBOR	Quarterly	MSCO	6/20/21	325,000	$2,065
Markit iBoxx USD Liquid Leveraged Loans Total	3-month
Return Index.. . . . . . . . . . . . . . . . . . . . . . . . . . .	USD LIBOR	Quarterly	MSCO	6/20/21	325,000	1,611
Markit iBoxx USD Liquid Leveraged Loans Total	3-month
Return Index.. . . . . . . . . . . . . . . . . . . . . . . . . . .	USD LIBOR	Quarterly	MSCO	6/20/21	240,000	989
Markit iBoxx USD Liquid Leveraged Loans Total	3-month
Return Index.. . . . . . . . . . . . . . . . . . . . . . . . . . .	USD LIBOR	Quarterly	MSCO	9/20/21	410,000	2,777
Total Return Swap Contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .						$7,442

*In U.S. dollars unless otherwise indicated.

(a)The Fund receives the total return on the underlying instrument and pays a variable financing rate. See Note 11 regarding other derivative information.

See Abbreviations on page FSI-61.

The accompanying notes are an integral part of these financial statements.

Annual Report

FSI-37

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities

December 31, 2020

Franklin
Strategic
Income VIP
Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$389,185,698
Cost - Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	23,925,461
Value - Unaffiliated issuers .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$393,020,829
Value - Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	21,334,968
Cash.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,629,818
Receivables:
Capital shares sold.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	268,490
Dividends and interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,810,835
Deposits with brokers for:
OTC derivative contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,909,876
Futures contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	193,518
Centrally cleared swap contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,152,977
Variation margin on futures contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,949
OTC swap contracts (upfront payments $23,539).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	14,418
Unrealized appreciation on OTC forward exchange contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	423,996
Unrealized appreciation on OTC swap contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,085
Unrealized appreciation on unfunded loan commitments (Note 10).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,400
FT Subsidiary deferred tax benefit (Note 1g). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	137,222
Other assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	80
Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	428,926,461
Liabilities:
Payables:
Investment securities purchased.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,298,976
Capital shares redeemed. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	62,132
Management fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	213,179
Distribution fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	36,379
Variation margin on centrally cleared swap contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	538,561
OTC swap contracts (upfront receipts $714,124). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	619,098
Unrealized depreciation on OTC swap contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	297,592
Unrealized depreciation on OTC forward exchange contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	716,150
Deferred tax. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	54,261
Accrued expenses and other liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	213,665
Total liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,049,993
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$413,876,468
Net assets consist of:
Paid-in capital.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$450,218,963
Total distributable earnings (losses).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(36,342,495)
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$413,876,468

FSI-38

Annual Report

The accompanying notes are an integral part of these financial statements.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

December 31, 2020

Franklin
Strategic
Income VIP
Fund
Class 1:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$261,409,346
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	24,302,005
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$10.76
Class 2:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$100,757,697
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	9,721,802
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$10.36
Class 4:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$51,709,425
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	4,848,769
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$10.66

The accompanying notes are an integral part of these financial statements.

Annual Report

FSI-39

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the year ended December 31, 2020

Franklin

Strategic

Income VIP

Fund

Investment income:

Dividends:

Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Interest: (net of foreign taxes of $25,586)

Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from securities loaned:

Unaffiliated entities (net of fees and rebates).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses:

Management fees (Note 3a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distribution fees: (Note 3c)

Class 2. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class 4. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Custodian fees (Note 4).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Reports to shareholders.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Professional fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Trustees' fees and expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Marketplace lending fees (Note 1j).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expense reductions (Note 4).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses waived/paid by affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Realized and unrealized gains (losses):

Net realized gain (loss) from:

Investments: (net of foreign taxes of $898)

Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Written options.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Foreign currency transactions.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Forward exchange contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Futures contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

TBA sale commitments.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Swap contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized gain (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation) on:

Investments:

Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Non-controlled affiliates (Note 3e). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Translation of other assets and liabilities denominated in foreign currencies.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Forward exchange contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Futures contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Swap contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Change in deferred taxes on unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease) in net assets resulting from operations.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$483,339

16,703,285

336

17,186,960

2,556,654

235,921

179,018

9,943

142,435

104,525

2,416

120,881

147,228

3,499,021

(11,119)

(71,858)

3,416,044

13,770,916

(4,616,127)

(523,154)

(171,172)

(2,799,147)

(744,280)

5,817

(2,569,623)

(11,417,686)

10,510,494

(783,266)

(86,172)

488,142

198,223

(5,714)

(28,061)

10,293,646

(1,124,040)

$12,646,876

FSI-40

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

	Franklin Strategic Income VIP Fund
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$13,770,916	$17,904,759
Net realized gain (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(11,417,686)	(907,193)
Net change in unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . .	10,293,646	18,715,962
Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . . . .	12,646,876	35,713,528
Distributions to shareholders:
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(13,266,507)	(16,055,733)
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4,661,916)	(4,608,498)
Class 4.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,304,505)	(2,951,572)
Total distributions to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(20,232,928)	(23,615,803)
Capital share transactions: (Note 2)
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(18,953,107)	(25,284,669)
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,309,317	3,227,556
Class 4.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,743,816)	(7,826,645)
Total capital share transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(13,387,606)	(29,883,758)
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net increase (decrease) in net assets	(20,973,658)	(17,786,033)
Net assets:
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	434,850,126	452,636,159
End of year.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$413,876,468	$434,850,126

The accompanying notes are an integral part of these financial statements.

Annual Report

FSI-41

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Consolidated Financial Statements

Franklin Strategic Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Strategic Income VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2020, 76.3% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust's Board of Trustees (the Board), the Fund's administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund's pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund's pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund's net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate

FSI-42

Annual Report

Franklin Strategic Income VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

a. Financial Instrument Valuation (continued)

fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund's business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at

4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund's securities to the latest indications of fair value at 4 p.m. Eastern time. At December 31, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund's NAV is not calculated, which could result in differences between the value of the Fund's portfolio securities on the last business day and the last calendar day of the reporting period. Any security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery and TBA Basis

The Fund purchases securities on a delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

d. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response

Annual Report

FSI-43

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

d. Derivative Financial Instruments (continued)

to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination.

Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/ or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to

$250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund's custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund's investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the- counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other

FSI-44

Annual Report

Franklin Strategic Income VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

d. Derivative Financial Instruments (continued)

agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into inflation index swap contracts primarily to manage and/or gain exposure to inflation risk. An inflation index swap is an agreement between the Fund and a counterparty to exchange cash flows whereby one

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

party makes payments based on the percentage change in an index that serves as a measure of inflation and the other party makes a regular payment based on a compounded fixed rate, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC inflation index swap) or may be executed on a registered exchange (centrally cleared inflation index swap). For centrally cleared inflation index swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the- counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities . Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. The Fund did not hold any interest rate swap contracts at period end.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to credit and other market risks of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

Annual Report

FSI-45

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

d. Derivative Financial Instruments (continued)

The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to interest rate and credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss. The Fund did not hold any option contracts at period end.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Consolidated Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

f. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives collateral in the form of cash and/or U.S. Government and Agency securities against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. Any cash collateral received is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, in the Statement of Assets and Liabilities. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/ or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to any cash collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. At December 31, 2020, the Fund had no securities on loan.

e. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the

g.Investments in FT Holdings Corporation III (FT Subsidiary)

The Fund invested in a certain financial instrument through its investment in FT Subsidiary. FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. Prior to December 31, 2020, FT Subsidiary’s investment, Turtle Bay Resort, liquidated and paid a final distribution. At December 31, 2020, other assets and liabilities of FT Subsidiary are reflected in the Fund’s Consolidated Statement of Assets and Liabilities.

Prior to December 31, 2020, FT Subsidiary, which is a tax paying entity, recognized a realized loss on its Turtle Bay investment. An estimated deferred tax asset based on

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Annual Report

Franklin Strategic Income VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

g.Investments in FT Holdings Corporation III (FT Subsidiary) (continued)

such realized loss is reflected as FT Subsidiary deferred tax benefit in the Consolidated Statement of Assets and Liabilities. The estimated benefit was calculated using a federal rate of 21%. The capital loss will be carried-back to offset prior year capital gains, resulting in a tax refund which will relieve the estimated deferred tax asset currently reflected in the Consolidated Statement of Assets and Liabilities once the final tax return is completed.

All intercompany transactions and balances have been eliminated. At December 31, 2020, the net assets of the FT Subsidiary were $6,319,678, representing 1.5% of the Fund's consolidated net assets.

h. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale. On July 27, 2017, the United Kingdom's Financial Conduct Authority announced its intention to cease sustaining LIBOR after 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund's investments that use or may use a floating rate based on LIBOR cannot yet be determined.

j. Marketplace Lending

The Fund invests in loans obtained through marketplace lending. Marketplace lending, sometimes referred to as peer-to-peer lending, is a method of financing in which a platform facilitates the borrowing and lending of money. It is considered an alternative to more traditional forms of debt financing. Prospective borrowers are required to provide certain financial information to the platform, including, but not limited to, the intended purpose of the loan, income, employment information, credit score, debt-to-income ratio, credit history (including defaults and delinquencies) and home ownership status. Based on this and other information, the platform assigns its own credit rating to the borrower and sets the interest rate for the requested loan. The platform then posts the borrowing requests online, giving investors the opportunity to purchase the loans based on factors such as the interest rates and expected yields of the loans, the borrower background data, and the credit rating assigned by the platform.

When the Fund invests in these loans, it usually purchases all rights, title and interest in the loans pursuant to a loan purchase agreement directly from the platform. The platform or a third-party servicer typically continues to service the loans, collecting payments and distributing them to the Fund, less any servicing fees assessed. The servicer is typically responsible for taking actions against a borrower in the event of a default on the loan. Servicing fees, along with other administration fees, are included in marketplace lending fees in the Consolidated Statement of Operations. The Fund, as an investor in a loan, would be entitled to receive payment only from the borrower and would not be able to recover any deficiency from the platform, except under very narrow circumstances. The loans in which the Fund may invest are unsecured.

Annual Report

FSI-47

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

k. Income and Deferred Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2020, the Fund has determined that no tax liability is required in its consolidated financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security's interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Consolidated Statement of Operations.

l. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex- dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received

m. Accounting Estimates

The preparation of consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

n. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service

FSI-48

Annual Report

Franklin Strategic Income VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

n. Guarantees and Indemnifications (continued)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Year Ended		Year Ended
December 31, 2020		December 31, 2019
Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares issued in reinvestment of distributions.. . . . . . . . . .

Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .

Class 2 Shares:

Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares issued in reinvestment of distributions.. . . . . . . . . .

Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .

Class 4 Shares:

1,267,496	$13,449,214	671,682	$7,349,679
1,318,738	13,266,507	1,499,135	16,055,733
(4,401,405)	(45,668,828)	(4,454,817)	(48,690,081)
(1,815,171)	$(18,953,107)	(2,284,000)	$(25,284,669)
2,449,602	$24,706,622	1,948,126	$20,598,257
480,115	4,661,916	445,266	4,608,498
(2,205,780)	(22,059,221)	(2,080,736)	(21,979,199)
723,937	$7,309,317	312,656	$3,227,556
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	667,460	$6,966,802	332,522	$3,653,954
Shares issued in reinvestment of distributions.. . . . . . . . . .	230,681	2,304,505	277,403	2,951,572
Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,079,161)	(11,015,123)	(1,334,939)	(14,432,171)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .	(181,020)	$(1,743,816)	(725,014)	$(7,826,645)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report

FSI-49

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion

0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion

0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion

0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund's average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2020, the Fund held investments in affiliated management investment companies as follows:

					Net Change in		Number of
	Value at				Unrealized	Value	Shares Held
	Beginning			Realized Gain	Appreciation	at End	at End	Investment
	of Year	Purchases	Sales	(Loss)	(Depreciation)	of Year	of Year	Income
Franklin Strategic Income VIP Fund
Non-Controlled Affiliates
Dividends
Franklin Floating Rate Income Fund.	$9,264,918	$—	$—	$—	$(783,266)	$8,481,652	1,118,951	$453,950

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Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies (continued)

					Net Change in		Number of
	Value at				Unrealized	Value	Shares Held
	Beginning			Realized Gain	Appreciation	at End	at End	Investment
	of Year	Purchases	Sales	(Loss)	(Depreciation)	of Year	of Year	Income
Franklin Strategic Income VIP Fund (continued)
Institutional Fiduciary Trust - Money
Market Portfolio, 0%.. . . . . . . . .	$11,463,714	$186,235,625	$(184,846,023)	$—	$—	$12,853,316	12,853,316	$29,389
Total Non-Controlled Affiliates.	$20,728,632	$186,235,625	$(184,846,023)	$—	$(783,266)	$21,334,968		$483,339
Non-Controlled Affiliates
								Income from
								securities
								loaned
Institutional Fiduciary Trust - Money
Market Portfolio, 0%.. . . . . . . . .	$—	$8,000	$(8,000)	$—	$—	$—a	—	$—
Total Affiliated Securities. . . . .	$20,728,632	$186,243,625	$(184,854,023)	$—	$(783,266)	$21,334,968		$483,339

aAs of December 31, 2020, no longer held by the fund.

f. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended December 31, 2020, these purchase and sale transactions aggregated $0 and $4,384,452, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2020, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2020, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		$2,303,755
Long term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . .	49,881,582
Total capital loss carryforwards.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . .	$52,185,337
The tax character of distributions paid during the years ended December 31, 2020 and 2019, was as follows:
	2020	2019
Distributions paid from:
Ordinary income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$20,232,928	$23,615,803

Annual Report

FSI-51

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

5. Income Taxes (continued)

At December 31, 2020, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distributable earnings:

Undistributed ordinary income.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$414,559,515

$18,888,934 (19,561,152)

$(672,218)

$12,469,053

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, swaps and investments in FT Subsidiary.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2020, aggregated $468,263,225 and $494,986,718 respectively.

7. Credit Risk and Defaulted Securities

At December 31, 2020, the Fund had 50.2% of its portfolio invested in high yield, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2020, the aggregate value of these securities was $1,039,401, representing 0.3% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Consolidated Statement of Investments.

8. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

9. Restricted Securities (continued)

At December 31, 2020, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

		Acquisition
Shares	Issuer	Date	Cost	Value
Franklin Strategic Income VIP Fund
18,684	aAppvion Operations, Inc. . . . . . . . . . . . . . . . . . . . . . . .	4/12/19	$252,712	$322,094
14,792,309	K2016470219 South Africa Ltd., A . . . . . . . . . . . . . . . .	2/01/17	114,768	—
1,472,041	K2016470219 South Africa Ltd., B . . . . . . . . . . . . . . . .	2/01/17	1,093	—
74,576	Remington Outdoor Co., Inc. . . . . . . . . . . . . . . . . . . . .	4/12/19	95,085	—
	. . . .Total Restricted Securities (Value is 0.08% of Net Assets)	. . . . . . . . .	$463,658	$322,094

aThe Fund also invests in unrestricted securities of the issuer, valued at $258,215 as of December 31, 2020.

10. Unfunded Loan Commitments

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations. Funded portions of credit agreements are presented in the Consolidated Statement of Investments.

At December 31, 2020, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Franklin Strategic Income VIP Fund
Fieldwood Energy LLC	$268,429

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FSI-53

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

11. Other Derivative Information

At December 31, 2020, investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts	Consolidated Statement of		Consolidated Statement of
Not Accounted for as	Assets and Liabilities		Assets and Liabilities
Hedging Instruments	Location	Fair Value	Location	Fair Value
Franklin Strategic Income VIP Fund
Interest rate contracts.. . . . . . .
	Variation margin on futures	$38,970a	Variation margin on futures	$4,006a
	contracts		contracts
	Variation margin on centrally	65,742a	Variation margin on centrally	—
	cleared swap contracts		cleared swap contracts
Foreign exchange contracts. . .
	Unrealized appreciation on OTC	423,996	Unrealized depreciation on OTC	716,150
	forward exchange contracts		forward exchange contracts
	Unrealized appreciation on OTC	—	Unrealized depreciation on OTC	30,316
	swap contracts		swap contracts
Credit contracts. . . . . . . . . . . .
	Variation margin on centrally	302,347a	Variation margin on centrally	—
	cleared swap contracts		cleared swap contracts
	OTC swap contracts (upfront	14,418	OTC swap contracts (upfront	619,098
	payments)		receipts)
	Unrealized appreciation on OTC	11,085	Unrealized depreciation on OTC	267,276
	swap contracts		swap contracts
Value recovery instruments.. . .
	Investments in securities, at value	1,011,149b	Options written, at value	—
Total.. . . . . . . . . . . . . . . . . . . .		$1,867,707		$1,636,846

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments in securities, at value in the Consolidated Statement of Assets and Liabilities.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

11. Other Derivative Information (continued)

For the year ended December 31, 2020, the effect of derivative contracts in the Consolidated Statement of Operations was as follows:

Net Change in
Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Consolidated Statement of	Gain (Loss) for	Consolidated Statement of	(Depreciation)
Hedging Instruments	Operations Location	the Year	Operations Location	for the Year
	Net realized gain (loss) from:		Net change in unrealized
appreciation (depreciation) on:

Franklin Strategic Income VIP Fund

Interest rate contracts.. . . . . . .
	Investments	$(474,306)a	Investments	$—
	Written options	190,296	Written options	—
	Futures contracts	(744,280)	Futures contracts	198,223
	Swap contracts	(391,429)	Swap contracts	120,225
Foreign exchange contracts. . .
	Investments	86,372a	Investments	—
	Swaps contracts	(54,285)	Swap contracts	(47,038)
	Forward exchange contracts	(2,799,147)	Forward exchange contracts	488,142
Credit contracts. . . . . . . . . . . .
	Written options	(713,450)	Written options	—
	Swaps contracts	(2,123,909)	Swap contracts	(78,901)
Value recovery instruments	Investments	—	Investments	$73,492a
Total.. . . . . . . . . . . . . . . . . . . .		$(7,024,138)		$754,143

aPurchased option contracts and VRI are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

For the year ended December 31, 2020, the average month end notional amount of futures contracts, swap contracts and options, and the average month end contract value for forward exchange contracts, and average month end fair value of VRI, were as follows:

Franklin
Strategic
Income VIP
Fund
Futures contracts. . . . . . . . . . . . . . . . . . . . . . . . . .	$77,554,046
Swap contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . .	43,911,612
Forward exchange contracts.. . . . . . . . . . . . . . . . .	71,979,363
VRI. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	893,200
Options. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,884,615

Annual Report

FSI-55

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

11. Other Derivative Information (continued)

At December 31, 2020, the Fund's OTC derivative assets and liabilities are as follows:

	Gross Amounts of
Assets and Liabilities Presented
in the Consolidated Statement of Assets and Liabilities
Assetsa	Liabilitiesa
Franklin Strategic Income VIP Fund
Derivatives
Forward exchange contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$423,996	$716,150
Swap contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	25,503	916,690
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$449,499	$1,632,840

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

At December 31, 2020, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Consolidated Statement of Assets and Liabilities
	Gross
	Amounts of
	Assets Presented in	Financial	Financial
	the Consolidated	Instruments	Instruments	Cash	Net Amount
	Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received	Received	than zero)
Franklin Strategic Income VIP Fund
Counterparty
BZWS.. . . . . . . . . . . . . . . . . . .	$—	$—	$—	$—	$—
CITI.. . . . . . . . . . . . . . . . . . . . .	137,508	(137,508)	—	—	—
FBCO.. . . . . . . . . . . . . . . . . . .	—	—	—	—	—
JPHQ. . . . . . . . . . . . . . . . . . . .	303,767	(303,767)	—	—	—
MSCO.. . . . . . . . . . . . . . . . . . .	8,224	(8,224)	—	—	—
Total.. . . . . . . . . . . . . . . . . . .	$449,499	$(449,499)	$—	$—	$—

FSI-56

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

11. Other Derivative Information (continued)

At December 31, 2020, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Consolidated Statement of Assets and Liabilities
	Gross
	Amounts of
	Liabilities
	Presented in	Financial	Financial
	the Consolidated	Instruments	Instruments	Cash	Net Amount
	Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledgeda	than zero)
Franklin Strategic Income VIP Fund
Counterparty
BZWS.. . . . . . . . . . . . . . . . . . .	$54,781	$—	$—	$(30,000)	$24,781
CITI.. . . . . . . . . . . . . . . . . . . . .	244,296	(137,508)	—	—	106,788
FBCO.. . . . . . . . . . . . . . . . . . .	18,146	—	—	—	18,146
JPHQ. . . . . . . . . . . . . . . . . . . .	1,156,990	(303,767)	—	(853,223)	—
MSCO.. . . . . . . . . . . . . . . . . . .	158,627	(8,224)	—	(150,403)	—
Total.. . . . . . . . . . . . . . . . . . .	$1,632,840	$(449,499)	$—	$(1,033,626)	$149,715

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of over collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page FSI-61.

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 5, 2021, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 4, 2022, for a total of $2.675 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended December 31, 2020, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

Annual Report

FSI-57

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

13.Fair Value Measurements (continued)

•Level 1 – quoted prices in active markets for identical financial instruments

•Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments).

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2020, in valuing the Fund's assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Strategic Income VIP Fund
Assets:
Investments in Securities:
Common Stocks:
Aerospace & Defense .. . . . . . . . . . . . . . . . . . .	$—	$—	$—a	$—
Energy Equipment & Services . . . . . . . . . . . . .	82,764	—	—	82,764
Machinery . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	477,254	—	477,254
Media .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	143,151	—	1,714	144,865
Multiline Retail . . . . . . . . . . . . . . . . . . . . . . . . .	—	—	—a	—
Oil, Gas & Consumable Fuels .. . . . . . . . . . . . .	564	—	1,710	2,274
Paper & Forest Products . . . . . . . . . . . . . . . . .	67,553	—	322,094	389,647
Road & Rail . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	—	3,858	3,858
Specialty Retail . . . . . . . . . . . . . . . . . . . . . . . .	147,789	—	—	147,789
Management Investment Companies .. . . . . . . . .	8,481,652	—	—	8,481,652
Warrants:
Machinery . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	—	310	310
Oil, Gas & Consumable Fuels .. . . . . . . . . . . . .	—	—	101	101
Paper & Forest Products . . . . . . . . . . . . . . . . .	—	503	—	503
Convertible Bonds .. . . . . . . . . . . . . . . . . . . . . . .	—	6,880	—	6,880
Corporate Bonds:
Aerospace & Defense .. . . . . . . . . . . . . . . . . . .	—	2,235,757	—	2,235,757
Air Freight & Logistics .. . . . . . . . . . . . . . . . . . .	—	1,962,987	—	1,962,987
Airlines .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	2,363,609	—	2,363,609
Auto Components .. . . . . . . . . . . . . . . . . . . . . .	—	4,025,317	—	4,025,317
Banks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	12,287,017	—	12,287,017
Beverages .. . . . . . . . . . . . . . . . . . . . . . . . . . .	—	1,970,525	—	1,970,525
Biotechnology . . . . . . . . . . . . . . . . . . . . . . . . .	—	1,098,803	—	1,098,803
Building Products .. . . . . . . . . . . . . . . . . . . . . .	—	843,000	—	843,000
Capital Markets . . . . . . . . . . . . . . . . . . . . . . . .	—	4,412,146	—	4,412,146
Chemicals . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	11,634,805	—	11,634,805
Commercial Services & Supplies . . . . . . . . . . .	—	2,431,742	—	2,431,742
Communications Equipment .. . . . . . . . . . . . . .	—	1,362,836	—	1,362,836
Construction & Engineering . . . . . . . . . . . . . . .	—	151,000	—	151,000
Construction Materials . . . . . . . . . . . . . . . . . . .	—	1,036,805	—	1,036,805
Consumer Finance .. . . . . . . . . . . . . . . . . . . . .	—	2,637,859	—	2,637,859
Containers & Packaging .. . . . . . . . . . . . . . . . .	—	6,644,124	—	6,644,124
Distributors .. . . . . . . . . . . . . . . . . . . . . . . . . . .	—	422,000	—	422,000
Diversified Financial Services .. . . . . . . . . . . . .	—	1,468,125	—	1,468,125
Diversified Telecommunication Services . . . . . .	—	4,750,498	—	4,750,498
Electric Utilities .. . . . . . . . . . . . . . . . . . . . . . . .	—	8,530,431	—	8,530,431
Electronic Equipment, Instruments &
Components .. . . . . . . . . . . . . . . . . . . . . . . .	—	2,194,230	—	2,194,230
Energy Equipment & Services . . . . . . . . . . . . .	—	1,401,006	—	1,401,006

FSI-58

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

13. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Franklin Strategic Income VIP Fund (continued)
Assets: (continued)
Investments in Securities:
Corporate Bonds:
Entertainment .. . . . . . . . . . . . . . . . . . . . . . . . .	$—	$2,868,306	$—	$2,868,306
Equity Real Estate Investment Trusts (REITs) ..	—	6,117,661	—	6,117,661
Food & Staples Retailing . . . . . . . . . . . . . . . . .	—	1,123,017	—	1,123,017
Food Products . . . . . . . . . . . . . . . . . . . . . . . . .	—	6,284,300	—	6,284,300
Gas Utilities . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	335,237	—	335,237
Health Care Providers & Services .. . . . . . . . . .	—	4,606,949	—	4,606,949
Hotels, Restaurants & Leisure . . . . . . . . . . . . .	—	9,443,176	—	9,443,176
Household Durables .. . . . . . . . . . . . . . . . . . . .	—	3,847,451	—	3,847,451
Household Products .. . . . . . . . . . . . . . . . . . . .	—	1,874,337	—	1,874,337
Independent Power and Renewable Electricity
Producers .. . . . . . . . . . . . . . . . . . . . . . . . . .	—	6,436,205	—	6,436,205
Insurance .. . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	1,933,607	—	1,933,607
Interactive Media & Services .. . . . . . . . . . . . . .	—	2,155,545	—	2,155,545
Internet & Direct Marketing Retail .. . . . . . . . . .	—	1,305,807	—	1,305,807
IT Services .. . . . . . . . . . . . . . . . . . . . . . . . . . .	—	4,191,599	—	4,191,599
Machinery . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	4,394,360	—	4,394,360
Marine .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	1,267,218	—	1,267,218
Media .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	11,884,673	—	11,884,673
Metals & Mining .. . . . . . . . . . . . . . . . . . . . . . .	—	3,021,422	—	3,021,422
Multiline Retail . . . . . . . . . . . . . . . . . . . . . . . . .	—	357,126	1,738a	358,864
Multi-Utilities .. . . . . . . . . . . . . . . . . . . . . . . . . .	—	1,481,794	—	1,481,794
Oil, Gas & Consumable Fuels .. . . . . . . . . . . . .	—	21,404,019	—	21,404,019
Paper & Forest Products . . . . . . . . . . . . . . . . .	—	424,900	—	424,900
Pharmaceuticals .. . . . . . . . . . . . . . . . . . . . . . .	—	4,733,675	—	4,733,675
Real Estate Management & Development .. . . .	—	2,720,817	—	2,720,817
Road & Rail . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	2,930,955	238,337	3,169,292
Semiconductors & Semiconductor Equipment ..	—	1,449,204	—	1,449,204
Software . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	1,337,642	—	1,337,642
Specialty Retail . . . . . . . . . . . . . . . . . . . . . . . .	—	1,736,786	—	1,736,786
Textiles, Apparel & Luxury Goods .. . . . . . . . . .	—	1,502,925	—	1,502,925
Thrifts & Mortgage Finance .. . . . . . . . . . . . . . .	—	4,627,375	—	4,627,375
Tobacco .. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	1,631,185	—	1,631,185
Trading Companies & Distributors .. . . . . . . . . .	—	4,734,535	—	4,734,535
Wireless Telecommunication Services .. . . . . . .	—	4,428,869	—	4,428,869
Senior Floating Rate Interests.. . . . . . . . . . . . . . .	—	18,633,758	629,945	19,263,703
Marketplace Loans . . . . . . . . . . . . . . . . . . . . . . .	—	—	1,058,322	1,058,322
Loan Participations and Assignments. . . . . . . . . .	—	1,588,495	—	1,588,495
Foreign Government and Agency Securities. . . . .	—	58,501,470	—	58,501,470
U.S. Government and Agency Securities.. . . . . . .	—	11,721,420	—	11,721,420
Asset-Backed Securities . . . . . . . . . . . . . . . . . . .	—	30,731,891	—	30,731,891
Commercial Mortgage-Backed Securities .. . . . . .	—	168,966	—	168,966
Mortgage-Backed Securities.. . . . . . . . . . . . . . . .	—	18,276,183	—	18,276,183
Municipal Bonds.. . . . . . . . . . . . . . . . . . . . . . . . .	—	7,896,449	—	7,896,449
Residential Mortgage-Backed Securities . . . . . . .	—	37,853,381	—	37,853,381
Escrows and Litigation Trusts.. . . . . . . . . . . . . . .	—	2,430	4,500a	6,930
Short Term Investments. . . . . . . . . . . . . . . . . . . .	12,853,316	—	—	12,853,316
Total Investments in Securities.. . . . . . . . . . .	$21,776,789	$390,316,379	$2,262,629	$414,355,797
Other Financial Instruments:
Forward exchange contracts . . . . . . . . . . . . . . . .	$—	$423,996	$—	$423,996
Futures contracts .. . . . . . . . . . . . . . . . . . . . . . . .	38,970	—	—	38,970
Swap contracts . . . . . . . . . . . . . . . . . . . . . . . . . .	—	379,174	—	379,174
Unfunded Loan Commitments .. . . . . . . . . . . . . .	—	7,400	—	7,400
.. . . . . . . . .Total Other Financial Instruments	$38,970	$810,570	$—	$849,540

Annual Report

FSI-59

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

13. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Franklin Strategic Income VIP Fund (continued)
Liabilities:
Other Financial Instruments:
Forward exchange contracts.. . . . . . . . . . . . . . . .	$—	$716,150	$—	$716,150
Futures contracts.. . . . . . . . . . . . . . . . . . . . . . . .	4,006	—	—	4,006
Swap contracts.. . . . . . . . . . . . . . . . . . . . . . . . . .	—	297,592	—	297,592
Total Other Financial Instruments.. . . . . . . . .	$4,006	$1,013,742	$—	$1,017,748

aIncludes securities determined to have no value at December 31, 2020.

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the year.

14. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020- 04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the consolidated financial statements.

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the consolidated financial statements.

FSI-60

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

Abbreviations

Currency		Counterparty
COP	Colombian Peso	BZWS	Barclays Bank PLC
DOP	Dominican Peso	CITI	Citibank NA
EUR	Euro	FBCO	Credit Suisse Group AG
IDR	Indonesian Rupiah	JPHQ	JPMorgan Chase Bank NA
MXN	Mexican Peso	MSCO	Morgan Stanley
USD	United States Dollar
UYU	Uruguayan Peso	Selected Portfolio

		CLO	Collateralized Loan Obligation
		CMT	Constant Monthly U.S. Treasury Securities Yield
Curve Rate Index
		EURIBOR	Euro Inter-Bank Offer Rate
		FHLMC	Federal Home Loan Mortgage Corp.
		FNMA	Federal National Mortgage Association
		FRN	Floating Rate Note
		GDP	Gross Domestic Product
		GNMA	Government National Mortgage Association
		GO	General Obligation
		LIBOR	London Inter-Bank Offered Rate
		MBS	Mortgage-Backed Security
		PIK	Payment-In-Kind
		TBD	To Be Determined
		T-Note	Treasury Note
		VRI	Value Recovery Instrument

Annual Report

FSI-61

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Strategic Income VIP Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, of Franklin Strategic Income VIP Fund and its subsidiary (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related consolidated statements of operations for the year ended December 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

FSI-62

Annual Report

Franklin U.S. Government Securities VIP Fund

This annual report for Franklin U.S. Government Securities VIP Fund covers the fiscal year ended December 31, 2020.

Class 1 Performance Summary as of December 31, 2020

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Average Annual
Share Class	Total Return
1
1-Year	+4.08%
5-Year	+2.52%
10-Year	+2.29%

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Annual Report

FUS-1

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/11–12/31/20)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Government - Intermediate Index and the Lipper VIP General U.S. Government Funds Classification Average. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see

Important Notes to Performance Information preceding the Fund Summaries.

$15,000
$14,000					$13,948
$13,000					$12,746
$12,000					$12,537

$11,000
$10,000
$9,000
1/11	12/12	12/14	12/16	12/18	12/20
	Franklin U.S. Government		Lipper VIP General U.S. Government
	Securities VIP Fund		Funds Classification Average**

Bloomberg Barclays U.S. Government

- Intermediate Index*

*Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

**Source: Lipper, a Thomson Reuters Company. Please see Index Descriptions following the Fund Summaries.

FUS-2

Annual Report

Franklin U.S. Government Securities VIP Fund

Fund Goal and Main Investments

The Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s primary benchmark, the Bloomberg Barclays U.S. Government

-Intermediate Index, posted a +5.73% total return.1 The Fund’s secondary benchmark, the Lipper VIP General U.S. Government Funds Classification Average, posted a +6.76% total return.2 Funds in the Lipper average may allocate as much as 35% of their investments in asset types other than U.S. government and agency mortgage-backed securities.

Economic and Market Overview

The U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, advanced during the 12 months ended December 31, 2020. The period was defined by the economic and social disruption that began in

Portfolio Composition 12/31/20

% of Total
Net Assets
Mortgage-Backed Securities	77.3%
U.S. Government and Agency Securities	14.1%
Corporate Bonds	2.5%
Foreign Government and Agency Securities	1.7%
Short-Term Investments & Other Net Assets	4.4%

the wake of the novel coronavirus (COVID-19) pandemic, which caused significant volatility in U.S. bond markets. In late February, the U.S. bond market began to anticipate the adverse economic impact of business shutdowns and social distancing measures. Higher-quality, longer-term bonds rallied, with the 10-year U.S. Treasury yield (which moves inversely to price) falling in February and March, while riskier, lower-rated corporate bonds declined sharply. U.S. Federal Reserve (Fed) action led to a recovery in the corporate bond market beginning in late March, which accelerated in subsequent months as many businesses reopened. Corporate bonds, particularly high-yield bonds, also benefited from the resolution of the U.S. election and several promising vaccine results late in the reporting period.

The Fed enacted two emergency rate cuts in March 2020, lowering the federal funds target rate to a range of 0.00%– 0.25%. In addition, the Fed announced unlimited, open- ended purchasing of government-backed and corporate bonds as necessary to help keep markets functioning. Furthermore, the Fed signaled that interest rates would potentially remain low, even if inflation moderately exceeded the Fed’s 2% target for some time.

U.S. Treasury bonds, as measured by the Bloomberg Barclays U.S. Treasury Index, posted positive total returns during the period. The 10-year U.S. Treasury yield declined significantly during the reporting period, reaching a new record closing low in early August 2020. Bond purchasing by the Fed and robust demand for investments perceived as safe drove the U.S. Treasury market. Mortgage-backed securities (MBS), as measured by the Bloomberg Barclays MBS Index, posted positive total returns for the period amid Fed support, though lower interest rates accelerated prepayments from mortgage refinancing, restricting further gains.

1.Source: Morningstar.

2.Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

U.S. corporate bond performance varied somewhat based on credit rating, as many investors became concerned about the potential credit downgrades of some companies. Total returns for investment-grade corporate bonds, as represented by the Bloomberg Barclays U.S. Corporate Bond Index, exceeded total returns for high-yield corporate bonds, as represented by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

Investment Strategy

Using our straightforward investment approach, we seek to produce current income with a high degree of credit safety from a conservatively managed portfolio of U.S. government securities. Analyzing securities using proprietary and nonproprietary research, we seek to identify attractive investment opportunities.

Manager’s Discussion

For the fixed income sectors in which the Fund invests, Treasury Inflation-Protected Securities (TIPS) was the best performing sector on an excess returns basis, as measured by Bloomberg Barclays indexes. The other major fixed income sectors in which the Fund allocates posted negative excess returns and underperformed similar duration U.S. Treasuries during the period. Within agency MBS, all sectors had positive total returns but underperformed similar duration U.S. Treasuries. On an excess return basis, Ginnie Mae (GNMA) was the best performing agency MBS, followed by Fannie Mae (FNMA) and Freddie Mac (FHLMC) MBS. For the GNMA coupon stack GNMA II 2.5% and 4.0% were the best performers, while GNMA I 3.0% and 5.0% coupons lagged.

The Fund maintains a consistent and disciplined approach to our investment strategy. The Fund’s investment process and strategy have not changed, and the team continues to look for strong cash flow fundamentals and valuations seeking to uncover opportunities across the agency mortgage and agency debenture universe. The Fund emphasizes agency pass-throughs and invests in other agency securities for diversification purposes.

The portfolio’s largest allocation remains in fixed-rate MBS, primarily in 30-year GNMA II securities. We added to the sector over the period, while decreasing allocation to agency debentures and adjustable-rate mortgage securities (ARMS). The Fund’s largest MBS allocation remained in 3.5% and 3.0% coupons. Over the period, we reduced our exposure to 3.0% to 4.0% coupons, while adding to 2.5% securities.

The Fund’s U.S. yield curve positioning detracted from performance, as did the Fund’s exposure to fixed-rate agency mortgage-backed securities. The Fund’s allocation to TIPS was a positive contributor relative to the benchmark. Adjustable-rate mortgage securities and U.S. Agency also contributed during the period.

Thank you for your participation in Franklin U.S. Government Securities VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Fund-Level		Fund-Level
			Expenses		Expenses		Net
	Beginning	Ending	Paid During	Ending	Paid During		Annualized
Share	Account	Account	Period	Account	Period		Expense
Class	Value 7/1/20	Value 12/31/20	7/1/20–12/31/201,2	Value 12/31/20	7/1/20–12/31/201,2	a	Ratio2
1	$1,000	$1,004.87	$2.72	$1,022.43	$2.74		0.54%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin U.S. Government Securities VIP Fund

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 1

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$12.34	$12.07	$12.36	$12.51	$12.74
Income from investment operationsa:	0.22	0.27	0.29	0.25	0.22
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	0.28	0.38	(0.22)	(0.04)	(0.10)
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	0.50	0.65	0.07	0.21	0.12
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.47)	(0.38)	(0.36)	(0.36)	(0.35)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$12.37	$12.34	$12.07	$12.36	$12.51
Total returnc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4.08%	5.47%	0.60%	1.66%	0.90%
Ratios to average net assets	0.53%	0.51%	0.50%	0.50%	0.50%
Expensesd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	1.81%	2.23%	2.38%	2.00%	1.75%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$52,307	$54,104	$59,213	$66,404	$73,695
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	56.32%	24.16%	22.25%	80.49%	86.28%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities VIP Fund (continued)

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 2

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$12.05	$11.79	$12.09	$12.24	$12.47
Income from investment operationsa:	0.19	0.24	0.25	0.21	0.19
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	0.27	0.37	(0.22)	(0.04)	(0.10)
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	0.46	0.61	0.03	0.17	0.09
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.43)	(0.35)	(0.33)	(0.32)	(0.32)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$12.08	$12.05	$11.79	$12.09	$12.24
Total returnc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3.83%	5.23%	0.34%	1.34%	0.66%
Ratios to average net assets	0.78%	0.76%	0.75%	0.75%	0.75%
Expensesd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	1.56%	1.98%	2.13%	1.75%	1.50%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$771,332	$771,866	$1,105,627	$1,223,491	$1,268,963
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	56.32%	24.16%	22.25%	80.49%	86.28%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2020

Franklin U.S. Government Securities VIP Fund

I

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	Corporate Bonds 2.5%
	Diversified Financial Services 0.5%
	DY9 Leasing LLC, Secured Bond, 2.372%, 3/19/27.. . . . . . . . . . . .	United States	1,970,833		$2,084,427
	Private Export Funding Corp., BB, Senior Bond, 4.3%, 12/15/21. . .	United States	1,865,000		1,937,788
					4,022,215
	Oil, Gas & Consumable Fuels 2.0%
	Petroleos Mexicanos, Senior Bond, 2.378%, 4/15/25.. . . . . . . . . . .	Mexico	1,480,500		1,543,581
	Reliance Industries Ltd.,
	Senior Bond, 2.512%, 1/15/26 . . . . . . . . . . . . . . . . . . . . . . . . . .	India	7,218,750		7,566,224
	Senior Note, 1.87%, 1/15/26 .. . . . . . . . . . . . . . . . . . . . . . . . . . .	India	4,052,632		4,181,540
	Senior Note, 2.06%, 1/15/26 .. . . . . . . . . . . . . . . . . . . . . . . . . . .	India	3,437,500		3,561,600
					16,852,945
	.Total Corporate Bonds (Cost $19,982,475).. . . . . . . . . . .	. . . . . . . . . . . . . . .	. . . . . . . . . . .		20,875,160
	Foreign Government and Agency Securities 1.7%

	Israel Government Bond, Senior Bond, 5.5%, 9/18/23.. . . . . . . . . .	Israel	12,000,000		13,668,404
	. . .Total Foreign Government and Agency Securities (Cost $12,938,938)		. . . . . . . . . . .		13,668,404
	U.S. Government and Agency Securities 14.1%

	FHLB, 2.625%, 9/12/25.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	10,000,000		11,042,640
	New Valley Generation IV, 4.687%, 1/15/22.. . . . . . . . . . . . . . . . . .	United States	619,287		625,043
	Tennessee Valley Authority, 1.875%, 8/15/22.. . . . . . . . . . . . . . . . .	United States	6,000,000		6,166,738
	U.S. Treasury Bonds,
a	2%, 1/15/26.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,500,000		2,340,429
a	1.75%, 1/15/28. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	8,000,000		12,200,832
	2.5%, 2/15/46. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	6,000,000		7,156,172
	U.S. Treasury Notes,
a	0.125%, 7/15/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	15,500,000		18,203,200
	2.375%, 8/15/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	22,000,000		23,715,313
	2.25%, 8/15/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	16,000,000		17,738,125
a	0.25%, 7/15/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	8,000,000		9,222,971
	United States International Development Finance Corp.,
	2.12%, 3/20/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,500,000		5,681,284
	4.01%, 5/15/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,575,000		1,828,694
	.. . . . .Total U.S. Government and Agency Securities (Cost $106,934,434)		. . . . . . . . . . .		115,921,441
	Mortgage-Backed Securities 77.3%

bFederal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.9%
	FHLMC, 2.66% - 3.741%, (12-month USD LIBOR +/- MBS Margin),
	3/01/36 - 4/01/40.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,374,676		7,722,881
					7,722,881
	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 12.2%
	FHLMC Gold Pools, 15 Year, 4.5%, 3/01/25 - 4/01/25. . . . . . . . . . .	United States	483,061		508,685
	FHLMC Gold Pools, 20 Year, 3.5%, 3/01/32. . . . . . . . . . . . . . . . . .	United States	2,007,085		2,155,800
	FHLMC Gold Pools, 30 Year, 3%, 5/01/43.. . . . . . . . . . . . . . . . . . .	United States	290,832		310,002
	FHLMC Gold Pools, 30 Year, 3.5%, 5/01/43. . . . . . . . . . . . . . . . . .	United States	48,258		52,317
	FHLMC Gold Pools, 30 Year, 4%, 9/01/40 - 12/01/41.. . . . . . . . . . .	United States	4,501,918		4,962,004
	FHLMC Gold Pools, 30 Year, 4.5%, 5/01/40 - 7/01/41. . . . . . . . . . .	United States	1,358,435		1,523,478
	FHLMC Gold Pools, 30 Year, 5%, 9/01/33 - 4/01/40.. . . . . . . . . . . .	United States	3,638,685		4,226,981
	FHLMC Gold Pools, 30 Year, 5.5%, 7/01/33 - 5/01/38. . . . . . . . . . .	United States	727,817		853,666
	FHLMC Gold Pools, 30 Year, 6%, 1/01/24 - 8/01/35.. . . . . . . . . . . .	United States	543,506		627,086
	FHLMC Gold Pools, 30 Year, 6.5%, 12/01/23 - 5/01/35. . . . . . . . . .	United States	205,179		231,567
	FHLMC Gold Pools, 30 Year, 7%, 4/01/24 - 9/01/31.. . . . . . . . . . . .	United States	75,222		83,255
	FHLMC Gold Pools, 30 Year, 7.5%, 12/01/22. . . . . . . . . . . . . . . . .	United States	149		150

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The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin U.S. Government Securities VIP Fund (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	Mortgage-Backed Securities (continued)
	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate (continued)
	FHLMC Gold Pools, 30 Year, 8%, 9/01/21 - 5/01/22.. . . . . . . . . . . .	United States	584		$603
	FHLMC Gold Pools, 30 Year, 8.5%, 7/01/31. . . . . . . . . . . . . . . . . .	United States	143,862		167,395
	FHLMC Pool, 15 Year, 1.5%, 1/01/36. . . . . . . . . . . . . . . . . . . . . . .	United States	6,000,000		6,176,845
	FHLMC Pool, 15 Year, 2%, 10/01/35.. . . . . . . . . . . . . . . . . . . . . . .	United States	9,743,028		10,233,899
	FHLMC Pool, 30 Year, 2%, 1/01/51.. . . . . . . . . . . . . . . . . . . . . . . .	United States	6,000,000		6,253,002
	FHLMC Pool, 30 Year, 2%, 11/01/50.. . . . . . . . . . . . . . . . . . . . . . .	United States	2,493,739		2,608,739
	FHLMC Pool, 30 Year, 2.5%, 11/01/50.. . . . . . . . . . . . . . . . . . . . . .	United States	14,254,536		15,041,694
	FHLMC Pool, 30 Year, 2.5%, 12/01/50. . . . . . . . . . . . . . . . . . . . . .	United States	6,000,000		6,377,900
	FHLMC Pool, 30 Year, 3%, 8/01/50.. . . . . . . . . . . . . . . . . . . . . . . .	United States	5,859,000		6,325,490
	FHLMC Pool, 30 Year, 3%, 9/01/50.. . . . . . . . . . . . . . . . . . . . . . . .	United States	24,146,197		25,377,965
	FHLMC Pool, 30 Year, 4.5%, 1/01/49. . . . . . . . . . . . . . . . . . . . . . .	United States	5,369,882		5,951,522
					100,050,045
	bFederal National Mortgage Association (FNMA) Adjustable Rate 2.9%
	FNMA, 2.91%, (12-month USD LIBOR +/- MBS Margin), 9/01/37.. .	United States	7,898,900		8,323,819
	FNMA, 1.415% - 5.219%, (6-month USD LIBOR +/- MBS Margin),
	6/01/21 - 10/01/44.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	16,102,608		16,723,462
					25,047,281
	Federal National Mortgage Association (FNMA) Fixed Rate 11.8%
	FNMA, 2.64%, 7/01/25.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,393,937		2,583,256
	FNMA, 2.77%, 4/01/25.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,500,000		3,794,805
	FNMA, 3.14%, 10/01/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,928,134		4,105,719
	FNMA, 3.28%, 7/01/27.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	4,000,000		4,533,690
	FNMA, 3.51%, 8/01/23.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,000,000		3,213,948
	FNMA, 5.5%, 4/01/34.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	580,526		617,294
	FNMA, 15 Year, 2%, 9/01/35.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	7,072,685		7,444,380
	FNMA, 15 Year, 5.5%, 1/01/25. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	288,751		302,153
	FNMA, 30 Year, 2.5%, 11/01/50. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	17,833,070		18,817,841
	FNMA, 30 Year, 3%, 7/01/50.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	13,064,839		13,939,975
	FNMA, 30 Year, 3%, 12/01/42.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	113,020		119,426
	FNMA, 30 Year, 3.5%, 7/01/45. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	19,138,418		20,638,295
	FNMA, 30 Year, 4%, 1/01/41 - 8/01/41. . . . . . . . . . . . . . . . . . . . . .	United States	4,429,593		4,858,016
	FNMA, 30 Year, 4.5%, 8/01/40 - 6/01/41. . . . . . . . . . . . . . . . . . . . .	United States	4,295,667		4,838,895
	FNMA, 30 Year, 5%, 3/01/34 - 7/01/41. . . . . . . . . . . . . . . . . . . . . .	United States	2,769,769		3,202,016
	FNMA, 30 Year, 5.5%, 12/01/32 - 8/01/35. . . . . . . . . . . . . . . . . . . .	United States	1,312,169		1,522,031
	FNMA, 30 Year, 6%, 1/01/24 - 8/01/38. . . . . . . . . . . . . . . . . . . . . .	United States	1,429,396		1,662,055
	FNMA, 30 Year, 6.5%, 1/01/24 - 9/01/36. . . . . . . . . . . . . . . . . . . . .	United States	187,992		216,848
	FNMA, 30 Year, 7.5%, 4/01/23 - 8/01/25. . . . . . . . . . . . . . . . . . . . .	United States	6,495		6,704
	FNMA, 30 Year, 8%, 3/01/23 - 12/01/24.. . . . . . . . . . . . . . . . . . . . .	United States	22,403		22,818
	FNMA, 30 Year, 8.5%, 6/01/21. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	9		9
	FNMA, 30 Year, 9%, 10/01/26.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	38,559		39,197
					96,479,371
	Government National Mortgage Association (GNMA) Fixed Rate 49.5%
	GNMA I, 30 Year, 5%, 9/15/40.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	13,254,671		15,148,337
	GNMA I, 30 Year, 5.5%, 3/15/32 - 2/15/38.. . . . . . . . . . . . . . . . . . .	United States	400,579		469,711
	GNMA I, 30 Year, 6%, 7/15/29 - 11/15/38.. . . . . . . . . . . . . . . . . . . .	United States	323,232		387,448
	GNMA I, 30 Year, 6.5%, 12/15/28 - 1/15/33.. . . . . . . . . . . . . . . . . .	United States	159,092		187,261
	GNMA I, 30 Year, 7%, 12/15/28.. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	9,150		10,579
	GNMA I, 30 Year, 7.5%, 12/15/31 - 8/15/33.. . . . . . . . . . . . . . . . . .	United States	175,159		206,271
	GNMA I, 30 Year, 10%, 8/15/21.. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	47		47
	GNMA I, Single-family, 30 Year, 3%, 7/15/42.. . . . . . . . . . . . . . . . .	United States	299,896		323,891
	GNMA I, Single-family, 30 Year, 4%, 10/15/40 - 8/15/46.. . . . . . . . .	United States	5,956,547		6,537,530
	GNMA I, Single-family, 30 Year, 4.5%, 1/15/39 - 6/15/41. . . . . . . . .	United States	8,639,222		9,784,189
	GNMA I, Single-family, 30 Year, 5.5%, 12/15/28 - 10/15/39. . . . . . .	United States	2,930,838		3,350,232
	GNMA I, Single-family, 30 Year, 6%, 11/15/23 - 9/15/38.. . . . . . . . .	United States	1,327,531		1,541,612

The accompanying notes are an integral part of these financial statements.

Annual Report

FUS-9
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Franklin U.S. Government Securities VIP Fund (continued)

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	Mortgage-Backed Securities (continued)
	Government National Mortgage Association (GNMA) Fixed Rate (continued)
	GNMA I, Single-family, 30 Year, 6.5%, 7/15/23 - 5/15/37. . . . . . . . .	United States	691,485		$778,443
	GNMA I, Single-family, 30 Year, 7%, 10/15/22 - 1/15/32.. . . . . . . . .	United States	146,020		151,255
	GNMA I, Single-family, 30 Year, 7.5%, 2/15/22 - 11/15/27. . . . . . . .	United States	45,311		46,128
	GNMA I, Single-family, 30 Year, 8%, 12/15/21 - 7/15/23.. . . . . . . . .	United States	29,092		29,686
	GNMA I, Single-family, 30 Year, 8.5%, 5/15/23 - 12/15/24. . . . . . . .	United States	18,501		18,778
	GNMA II, 30 Year, 6.5%, 4/20/34.. . . . . . . . . . . . . . . . . . . . . . . . . .	United States	31,327		31,623
	GNMA II, Single-family, 30 Year, 2%, 11/20/50.. . . . . . . . . . . . . . . .	United States	6,173,583		6,461,441
	GNMA II, Single-family, 30 Year, 2.5%, 6/20/50.. . . . . . . . . . . . . . .	United States	38,882,013		41,184,012
	GNMA II, Single-family, 30 Year, 2.5%, 7/20/50.. . . . . . . . . . . . . . .	United States	13,710,378		14,523,839
	GNMA II, Single-family, 30 Year, 2.5%, 10/20/50. . . . . . . . . . . . . . .	United States	14,914,472		15,803,496
	GNMA II, Single-family, 30 Year, 2.5%, 11/20/50. . . . . . . . . . . . . . .	United States	6,121,240		6,486,346
	GNMA II, Single-family, 30 Year, 3%, 9/20/45. . . . . . . . . . . . . . . . .	United States	5,341,916		5,690,335
	GNMA II, Single-family, 30 Year, 3%, 4/20/46. . . . . . . . . . . . . . . . .	United States	14,372,080		15,305,579
	GNMA II, Single-family, 30 Year, 3%, 5/20/50. . . . . . . . . . . . . . . . .	United States	10,522,164		11,011,675
	GNMA II, Single-family, 30 Year, 3%, 6/20/50. . . . . . . . . . . . . . . . .	United States	21,175,160		22,166,339
	GNMA II, Single-family, 30 Year, 3%, 7/20/50. . . . . . . . . . . . . . . . .	United States	38,122,483		40,012,803
	GNMA II, Single-family, 30 Year, 3%, 12/20/50.. . . . . . . . . . . . . . . .	United States	11,060,986		11,764,321
	GNMA II, Single-family, 30 Year, 3%, 12/20/42 - 2/20/45. . . . . . . . .	United States	1,255,750		1,340,187
	GNMA II, Single-family, 30 Year, 3.5%, 8/20/42.. . . . . . . . . . . . . . .	United States	3,980,883		4,337,028
	GNMA II, Single-family, 30 Year, 3.5%, 9/20/42.. . . . . . . . . . . . . . .	United States	11,866,316		12,924,430
	GNMA II, Single-family, 30 Year, 3.5%, 11/20/42. . . . . . . . . . . . . . .	United States	7,166,821		7,804,613
	GNMA II, Single-family, 30 Year, 3.5%, 12/20/42. . . . . . . . . . . . . . .	United States	5,529,989		6,022,377
	GNMA II, Single-family, 30 Year, 3.5%, 1/20/43.. . . . . . . . . . . . . . .	United States	9,319,318		10,148,083
	GNMA II, Single-family, 30 Year, 3.5%, 4/20/43.. . . . . . . . . . . . . . .	United States	4,124,826		4,492,363
	GNMA II, Single-family, 30 Year, 3.5%, 5/20/43.. . . . . . . . . . . . . . .	United States	7,627,566		8,333,630
	GNMA II, Single-family, 30 Year, 3.5%, 9/20/47.. . . . . . . . . . . . . . .	United States	43,650,356		47,126,217
	GNMA II, Single-family, 30 Year, 3.5%, 11/20/47. . . . . . . . . . . . . . .	United States	11,611,118		12,438,904
	GNMA II, Single-family, 30 Year, 3.5%, 12/20/40 - 10/20/47.. . . . . .	United States	15,526,018		16,857,062
	GNMA II, Single-family, 30 Year, 4%, 11/20/41.. . . . . . . . . . . . . . . .	United States	3,907,138		4,318,697
	GNMA II, Single-family, 30 Year, 4%, 11/20/39 - 2/20/44. . . . . . . . .	United States	8,890,241		9,859,042
	GNMA II, Single-family, 30 Year, 4.5%, 10/20/39 - 10/20/44.. . . . . .	United States	16,754,490		18,681,900
	GNMA II, Single-family, 30 Year, 5%, 9/20/33 - 6/20/44. . . . . . . . . .	United States	6,839,129		7,823,173
	GNMA II, Single-family, 30 Year, 5.5%, 5/20/34 - 6/20/38.. . . . . . . .	United States	2,817,799		3,287,996
	GNMA II, Single-family, 30 Year, 6%, 11/20/23 - 7/20/39. . . . . . . . .	United States	1,825,317		2,130,861
	GNMA II, Single-family, 30 Year, 6.5%, 12/20/27 - 4/20/32.. . . . . . .	United States	254,655		300,136
	GNMA II, Single-family, 30 Year, 7%, 5/20/32. . . . . . . . . . . . . . . . .	United States	5,330		6,333
	GNMA II, Single-family, 30 Year, 7.5%, 9/20/22 - 11/20/26.. . . . . . .	United States	34,905		38,194
	GNMA II, Single-family, 30 Year, 8%, 8/20/26. . . . . . . . . . . . . . . . .	United States	2,749		3,145
					407,687,578
	.Total Mortgage-Backed Securities (Cost $623,642,015)	. . . . . . . . . . . . . . .	. . . . . . . . . . .		636,987,156
	Total Long Term Investments (Cost $763,497,862).. . . .
		. . . . . . . . . . . . . . .	. . . . . . . . . . .		787,452,161

FUS-10

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin U.S. Government Securities VIP Fund (continued)

Short Term Investments 5.0%

Principal
a	a	Amount*	a

Value

a	a	a	a	a	a
	Repurchase Agreements 5.0%
	cJoint Repurchase Agreement, 0.054%, 1/04/21 (Maturity Value
	$40,985,420)
	BNP Paribas Securities Corp. (Maturity Value $26,183,126)
	Deutsche Bank Securities, Inc. (Maturity Value $7,820,018)
	HSBC Securities (USA), Inc. (Maturity Value $6,982,276)
	Collateralized by U.S. Government Agency Securities, 4.00%
	- 5.00%, 2/20/49 - 5/20/49; and U.S. Treasury Notes, 0.13% -
	2.63%, 1/31/21 - 12/31/25 (valued at $41,809,834).. . . . . . . . . . .		40,985,176		$40,985,176

Total Repurchase Agreements (Cost $40,985,176).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total Short Term Investments (Cost $40,985,176). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total Investments (Cost $804,483,038) 100.6%.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other Assets, less Liabilities (0.6)%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net Assets 100.0%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

40,985,176

40,985,176

$828,437,337 (4,798,102)

$823,639,235

See Abbreviations on page FUS-21.

*The principal amount is stated in U.S. dollars unless otherwise indicated. a Principal amount of security is adjusted for inflation. See Note 1(d).

b Adjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

c See Note 1(b) regarding joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

Annual Report

FUS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2020

Franklin U.S.
Government
Securities VIP
Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$763,497,862
Cost - Unaffiliated repurchase agreements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	40,985,176
Value - Unaffiliated issuers .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$787,452,161
Value - Unaffiliated repurchase agreements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	40,985,176
Receivables:
Investment securities sold.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	28,202,065
Capital shares sold.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	94,282
Interest.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,631,064
Other assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	98
Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	859,364,846
Liabilities:
Payables:
Investment securities purchased.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	34,367,087
Capital shares redeemed. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	603,299
Management fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	335,982
Distribution fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	163,446
Accrued expenses and other liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	255,797
Total liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	35,725,611
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$823,639,235
Net assets consist of:
Paid-in capital.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$885,090,636
Total distributable earnings (losses).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(61,451,401)
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$823,639,235
Franklin U.S.
Government
Securities VIP
Fund
Class 1:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$52,307,075
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	4,227,773
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$12.37
Class 2:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$771,332,160
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	63,835,614
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$12.08

FUS-12

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2020

Franklin U.S.
Government
Securities VIP
Fund
Investment income:
Interest:
Unaffiliated issuers:
Paydown gain (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$(4,331,818)
Paid in casha.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	23,671,255
Total investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19,339,437
Expenses:
Management fees (Note 3a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,964,103
Distribution fees: (Note 3c)
Class 2. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,922,842
Custodian fees (Note 4).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,006
Reports to shareholders.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	131,539
Professional fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	82,576
Trustees' fees and expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,820
Other.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	221,743
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Total expenses	6,332,629
Expense reductions (Note 4).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(9,143)
Net expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,323,486
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,015,951
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,813,789
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	16,480,201
Net realized and unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	18,293,990
Net increase (decrease) in net assets resulting from operations.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$31,309,941

aIncludes amortization of premium and accretion of discount.

The accompanying notes are an integral part of these financial statements.

Annual Report

FUS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin U.S. Government Securities VIP
	Fund
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$13,015,951	$21,483,343
Net realized gain (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,813,789	3,865,232
Net change in unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . .	16,480,201	32,420,343
Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . . . .	31,309,941	57,768,918
Distributions to shareholders:
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,038,214)	(1,737,360)
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(26,480,204)	(31,230,563)
Total distributions to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(28,518,418)	(32,967,923)
Capital share transactions: (Note 2)
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,952,576)	(6,397,324)
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,169,153)	(357,273,982)
Total capital share transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(5,121,729)	(363,671,306)
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net increase (decrease) in net assets	(2,330,206)	(338,870,311)
Net assets:
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	825,969,441	1,164,839,752
End of year.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$823,639,235	$825,969,441

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Annual Report

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

Franklin U.S. Government Securities VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin U.S. Government Securities VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2020, 52.5% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust's Board of Trustees (the Board), the Fund's administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund's pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market- based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either

Annual Report

FUS-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

b. Joint Repurchase Agreement (continued)

the seller or the Fund, certain MRAs may permit the non- defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2020.

c. Income Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately in the Statement of Operations. Distributions to shareholders are recorded on the ex- dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security's interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is

FUS-16

Annual Report

Franklin U.S. Government Securities VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

f. Guarantees and Indemnifications (continued)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Amount	Shares	Amount
Class 1 Shares:
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	332,787	$4,150,714	263,170	$3,219,496
Shares issued in reinvestment of distributions.. . . . . . . . . .	165,439	2,038,214	143,584	1,737,360
Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(653,755)	(8,141,504)	(929,495)	(11,354,180)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .	(155,529)	$(1,952,576)	(522,741)	$(6,397,324)
Class 2 Shares:
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,078,267	$159,400,701	4,193,524	$50,317,492
Shares issued in reinvestment of distributions.. . . . . . . . . .	2,197,527	26,480,204	2,639,946	31,230,563
Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(15,470,648)	(189,050,058)	(36,549,546)	(438,822,037)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .	(194,854)	$(3,169,153)	(29,716,076)	$(357,273,982)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million

0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion

0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion

0.400%	In excess of $15 billion

	Annual Report	FUS-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees (continued)

For the year ended December 31, 2020, the gross effective investment management fee rate was 0.480% of he Fund’s average daily net assets.

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund. Effective January 31, 2020, the subadvisory agreement was terminated.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund's average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2020, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$37,516,554
Long term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	63,317,605
Total capital loss carryforwards.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$100,834,159

The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019, was as follows:

	2020	2019
Distributions paid from:
Ordinary income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$28,518,418	$32,967,923

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Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

5. Income Taxes (continued)

At December 31, 2020, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distributable earnings:

Undistributed ordinary income.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$807,327,199

$25,280,001 (4,169,863)

$21,110,138

$18,272,642

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2020, aggregated $441,523,177 and $451,485,873, respectively.

7. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 5, 2021, the Borrowers, renewed the Global Credit Facility for a one year term, maturing February 4, 2022, for a total of $2.675 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2020, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

Annual Report

FUS-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

9.Fair Value Measurements (continued)

•Level 1 – quoted prices in active markets for identical financial instruments

•Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments).

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At December 31, 2020, all of the Fund’s Investments in financial instruments carried at fair value were valued using Level 2 inputs.

10. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020- 04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

FUS-20

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

Abbreviations

Currency		Selected Portfolio
USD	United States Dollar	FHLB	Federal Home Loan Banks
		FHLMC	Federal Home Loan Mortgage Corp.
		FNMA	Federal National Mortgage Association
		GNMA	Government National Mortgage Association
		LIBOR	London Inter-Bank Offered Rate
		MBS	Mortgage-Backed Security

Annual Report

FUS-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin U.S. Government Securities VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin U.S. Government Securities VIP Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

FUS-22

Annual Report

Templeton Developing Markets VIP Fund

This annual report for Templeton Developing Markets VIP Fund covers the fiscal year ended December 31, 2020.

Class 1 Performance Summary as of December 31, 2020

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Average Annual
Share Class	Total Return
1
1-Year	+17.39%
5-Year	+15.85%
10-Year	+3.91%

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/11–12/31/20)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the MSCI Emerging Markets (EM) Index-NR and the MSCI EM Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund

Summaries.

$16,000					$14,799

$14,000					$14,674
					$14,282

$12,000
$10,000
$8,000
$6,000
1/11	12/12	12/14	12/16	12/18	12/20
Templeton Developing Markets		MSCI EM Index-NR*		MSCI EM Index*
VIP Fund

*Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report

Templeton Developing Markets VIP Fund

Fund Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments.

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with developing markets are magnified in frontier markets. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund's new benchmark, the MSCI Emerging Markets (EM) Index-NR, posted a +18.31% total return for the same period.1 The Fund’s old benchmark, the MSCI EM Index, posted a +18.69% total return.1 The investment manager believes the MSCI EM Index-NR provides a more consistent basis for comparison relative to the Fund’s peers. Please note, index performance numbers are for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research.

Geographic Composition 12/31/20

% of Total
Net Assets
Asia	75.6%
Europe	9.8%
Latin America & Caribbean	7.5%
Middle East & Africa	4.6%
North America	1.8%
Short-Term Investments & Other Net Assets	0.7%

Economic and Market Overview

The novel coronavirus (COVID-19) pandemic pushed the economies of many emerging market countries into contractions, especially during the first two quarters of the 12 months ended December 31, 2020. In response, many emerging market central banks adopted more accommodative monetary policies in an effort to support their economies. Despite significant losses in early 2020 and renewed outbreaks throughout the year, emerging market equities posted gains for the 12-month period, as investors were buoyed by the economic reopening of several emerging market countries, notably China, and optimism about vaccine development.

Regarding individual countries, China’s economy contracted in 2020’s first quarter for the first time on record after the government shut down nonessential businesses for two months to contain the pandemic. Year-on-year growth returned in the second quarter after businesses reopened and then accelerated in the third and fourth quarters, driven by retail sales and industrial production. Taiwan’s year-on- year growth rate slowed in the first and second quarters as its export-dependent economy was impacted by decreased global demand. Government stimulus and foreign demand for electronics parts helped accelerate growth in the third and fourth quarters. South Korea’s year-on year growth rate slowed in the first quarter before contracting in the second, third and fourth quarters, partly due to negative growth in construction, consumption and exports. The year-on-year growth rates of India and Russia also slowed in the first quarter before contracting in the second and third quarters, with low oil prices particularly hurting Russia’s energy export- dependent economy. Brazil’s year-on-year growth rates contracted in the first three quarters of 2020.

1.Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Annual Report

Turning to specific countries’ monetary policies, the People’s Bank of China lowered its benchmark loan prime rate twice during the period. Taiwan’s central bank cut its benchmark interest rate once, bringing it to a record low, and South Korea’s central bank lowered its benchmark interest rate twice, also bringing it to a record low. India’s central bank cut its benchmark rate twice. Russia’s central bank cut its key rate four times to a record low, and Brazil’s central bank cut its benchmark interest rate five times, also bringing it to a record low.

In this environment, emerging market stocks, as measured by the MSCI EM Index-NR, posted a +18.31% total return for the 12 months ended December 31, 2020.1 Chinese equities rose during the period, as investors were reassured by the government’s aggressive actions to contain the pandemic and by a sustained economic recovery as 2020 progressed. Technology-related stocks performed particularly well in the second half of the year, though gains were limited by tensions with the U.S., which imposed sanctions on several Chinese companies. Equities in Taiwan also rose, benefiting from the government’s successful efforts to control COVID-19 and the strong performance of large technology companies. Russian equities fell during the period, largely due to low oil prices, though stocks recovered some losses late in the period when projections for global oil demand improved. Brazilian equities also declined, with an uncertain political environment and uneven economic recovery limiting gains following massive pandemic-related losses early in the period.

Investment Strategy

We employ a fundamental research, value-oriented, long- term investment approach. We focus on the market price of a company’s securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. This includes an assessment of the potential impacts of material environmental, social and governance factors on the long- term risk and return profile of a company. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price of the company’s securities. Our analysis considers the company’s position in its sector, the economic framework and political environment.

Manager’s Discussion

Key contributors to absolute performance during the period were Taiwan Semiconductor Manufacturing Co. (TSMC), Samsung Electronics and Tencent Holdings.

TEMPLETON DEVELOPING MARKETS VIP FUND

Top 10 Countries 12/31/20

% of Total
Net Assets
China	28.0%

South Korea	22.5%

Taiwan	15.8%

Russia	6.4%

India	6.1%

Brazil	5.7%

South Africa	4.5%

United Kingdom	2.3%

United States	1.8%

Mexico	1.5%

TSMC is one of the world’s leading semiconductor makers and counts major technology companies among its clients. The company has been a beneficiary of increased demand from cloud applications related to remote working and online education, trends which the pandemic has accelerated.

The chip maker posted better-than-expected third-quarter 2020 earnings and provided solid revenue guidance amid strong demand for its cutting-edge chips. Although investor uncertainty increased after the U.S. tightened restrictions on TSMC customer Huawei (not a Fund holding)—prohibiting semiconductor makers that use U.S. technology from selling products to the company without U.S. government permission—shares rose after the announcement by a major American competitor of a delay in the production of its next- generation chips and the possibility of outsourcing.

A leading global semiconductor manufacturer, Samsung Electronics is also one of the world’s largest smartphone producers as well as a key supplier of organic light-emitting diode (LED) displays. Overcoming initial supply chain concerns amid the onset of the COVID-19 pandemic, an improving outlook for the memory chip market and expectations for the company to raise its dividends boosted the stock. New foundry orders from high-profile clients lifted market confidence in its chip-making business. Investors also eyed potential market share gains for the South Korean company across the semiconductor, smartphone, and fifth generation wireless technology (5G) network equipment industries amid escalating U.S. restrictions against Chinese technology-related companies.

Tencent is one of the largest internet services companies in China. The company provides online gaming, social network, financial technology, cloud and other entertainment-related services. After declining in early 2020, shares rebounded in March due to expectations that solid growth in the mobile gaming and financial technology businesses would offset

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TEMPLETON DEVELOPING MARKETS VIP FUND

any short-term negative impact of COVID-19 on Tencent’s advertising, payments and cloud services. Above-consensus quarterly revenues and net profit in the first three quarters of 2020 continued to support the upward share price trend. Shares also benefited from a U.S. court ruling blocking the U.S. presidential administration from enforcing restrictions against Tencent’s WeChat messaging app in 2020. With the U.S. accounting for a small portion of Tencent’s revenues, limited impact is expected even if some type of ban takes effect. Shares faced some pressure late in the reporting period as China unveiled draft anti-monopoly rules for its internet industry.

In contrast, key detractors from absolute performance included ICICI Bank, Banco Bradesco and Itau Unibanco Holding.

ICICI Bank is one of the largest private-sector banks in India. The bank’s stock corrected substantially in the first quarter of 2020 due to concerns about COVID-19-related economic disruptions on the bank’s loans and margins. Hopes of economic normalization drove a sharp share-price recovery in the final quarter of the year, however, offsetting most of the earlier decline. ICICI Bank continued to report solid quarterly profit growth in the first three quarters of the year, with pandemic-related provisions declining in the third quarter after increasing in the first two quarters. Investors also reacted positively to the bank’s stake sale in its insurance subsidiaries and solid participation in August from the global and domestic investor community in its multi- billion dollar equity issuance, which strengthened the bank’s balance sheet.

Itau Unibanco and Banco Bradesco are leading commercial banks in Brazil. A collapse in economic activity amid the COVID-19 pandemic and expectations of slowing loan growth, falling margins and rising bad debts have hurt both banks’ near-term earnings forecasts. Both banks also reported weak first-quarter corporate results largely due to higher-than-expected provisions related to COVID-19 and suspended guidance for 2020. Investor sentiment improved, however, after quarter-on-quarter profits rose in the second and third quarters. Shares subsequently rebounded off their lows, driven by expectations that the banks would resume secular growth once the Brazilian economy begins to recover. The banks’ sound fundamentals, attractive valuations and dominant market share provided investors with additional reasons to maintain a positive longer-term view. Credit penetration in Brazil is far below many other markets, signaling room to increase in the coming years.

Top 10 Holdings 12/31/20

Company	% of Total
Industry, Country	Net Assets
a	a
Samsung Electronics Co. Ltd.	12.2%
Technology Hardware, Storage & Peripherals,
South Korea
Taiwan Semiconductor Manufacturing Co. Ltd.	11.8%
Semiconductors & Semiconductor Equipment,
Taiwan
Alibaba Group Holding Ltd.	8.7%
Internet & Direct Marketing Retail, China
Tencent Holdings Ltd.	7.2%
Interactive Media & Services, China
NAVER Corp.	4.2%
Interactive Media & Services, South Korea
Naspers Ltd.	4.0%
Internet & Direct Marketing Retail, South Africa
ICICI Bank Ltd.	3.5%
Banks, India
LG Corp.	2.3%
Industrial Conglomerates, South Korea
Unilever plc	2.3%
Personal Products, United Kingdom
MediaTek, Inc.	2.1%
Semiconductors & Semiconductor Equipment,

Taiwan

In the past 12 months, we decreased the Fund’s investments across most markets to raise funds for redemptions and in favor of opportunities we found more compelling. Positions in Russia, India, South Korea and China were reduced the most. In terms of sectors, reductions were made in communication services, information technology, financials and health care. In terms of key sales, we closed positions in Chinese commercial bank China Construction Bank, Indian biopharmaceutical company Biocon and South Korean semiconductor company SK Hynix. We also reduced our positions in several key holdings, including the aforementioned TSMC and Tencent, leading South Korean search engine company Naver and leading Russian search engine company Yandex, to realign the portfolio following their strong share-price performance.

Meanwhile, we continued to identify what we deemed to be attractive companies with sustainable earnings power and which trade at a discount to their intrinsic worth. New additions to the portfolio included MediaTek, a major Taiwanese integrated circuit design company, and Flat Glass Group, a leading Chinese photovoltaic glass manufacturer. We also increased positions in existing high-conviction holdings with purchases in Alibaba Group Holding, the leading e-commerce company in China; Samsung Life Insurance, one of the largest insurance companies in South Korea; Bajaj Holdings and Investment, which owns significant stakes in some of India’s leading auto and financial services companies; and the aforementioned Itau Unibanco.

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TEMPLETON DEVELOPING MARKETS VIP FUND

Thank you for your participation in Templeton Developing Markets VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON DEVELOPING MARKETS VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Fund-Level		Fund-Level
			Expenses		Expenses		Net
	Beginning	Ending	Paid During	Ending	Paid During		Annualized
Share	Account	Account	Period	Account	Period		Expense
Class	Value 7/1/20	Value 12/31/20	7/1/20–12/31/201,2	Value 12/31/20	7/1/20–12/31/201,2	a	Ratio2
1	$1,000	$1,316.50	$7.01	$1,019.08	$6.11		1.20%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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. . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . 18.44% 5.61% 3.68%

TD P1 P2 P4 11/20

SUPPLEMENT DATED NOVEMBER 9, 2020

TO THE PROSPECTUS

DATED MAY 1, 2020 OF

TEMPLETON DEVELOPING MARKETS VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I. The following is added to the “Fund Summaries – Principal Investment Strategies” section on page TD-S1 of the prospectus:

This Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

II. The following is added to the “Fund Summaries – Principal Risks” section on page TD-S3 of the prospectus:

Non-Diversification Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s shares.

III. The following is added to the “Fund Summaries – Investment Manager” section on page TD-S5 of the prospectus:

Sub-Advisor

Franklin Templeton Investment Management Limited (“FTIML”)

IV. The portfolio management team under the “Fund Summaries – Portfolio Manager” section on page TD-S5 of the prospectus is replaced with the following:

Portfolio Managers

Chetan Sehgal, CFA Portfolio manager of Asset Management and portfolio manager of the Fund since 2017.

Andrew Ness, CFA Portfolio Manager of FTIML and portfolio manager of the Fund since November 2020.

V. The following is added under the “Fund Summaries – Performance – Average Annual Total Returns” table on page TD-S4 of the prospectus:

MSCI Emerging Markets Index-NR (index reflects no deduction for fees, expenses or taxes)1

1.The MSCI Emerging Markets Index-NR is replacing the MSCI Emerging Markets Index as the Fund’s benchmark because the investment manager believes the MSCI Emerging Markets Index-NR provides a more consistent basis for comparison relative to the Fund’s peers.

VI. The following is added to the “Fund Details – Principal Investment Policies and Practices” section on page TD-D1 of the prospectus:

The Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

VII. The following is added to the “Fund Details – Principal Risks” section on page TD-D2 of the prospectus:

Non-Diversification

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The Fund is a “non-diversified” fund. It generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. The Fund may be more sensitive to a single economic, business, political, regulatory or other occurrence than a more diversified fund might be, which may result in greater fluctuation in the value of the Fund’s shares.

VIII. The following is added to the “Fund Details – Management” section on page TD-D7 of the prospectus:

Management

Templeton Asset Management Ltd. (Asset Management), 7 Temasek Boulevard, Suntec Tower One, #38-3, Singapore 038987, is the Fund’s investment manager. Asset Management has a branch office in Hong Kong. Asset Management an indirect subsidiary of Franklin Resources., Inc. (Resources)

Under a separate agreement with Asset Management, Franklin Templeton Investment Management Limited (FTIML), Cannon Place, 78 Cannon Street, London, EC4N 6HL, England serves as the Fund’s sub-advisor. The sub-advisor provides Asset Management with investment management advice (which may include research and analysis services). FTIML is an indirect subsidiary of Resources. For purposes of the Fund’s investment strategies, techniques and risks, the term “investment manager” includes the sub-advisor.

The Fund is managed by a team of dedicated professionals focused on investments in developing and emerging markets. The portfolio managers of the Fund are as follows:

Chetan Sehgal, CFA

Director of Global Emerging Markets/Small Cap Strategies of the Templeton Emerging Markets Group and portfolio manager of Asset Management

Mr. Sehgal has been a portfolio manager of the Fund since 2017. He joined Franklin Templeton in 1995.

Andrew Ness, CFA

Portfolio Manager of FTIML

Mr. Ness has been a portfolio manager of the Fund since November 2020. He joined Franklin Templeton in 2018. Prior to joining Franklin Templeton, he was a portfolio manager at Martin Currie Investment Management Limited, an Edinburg based asset manager.

As co-lead portfolio managers, Messrs. Sehgal and Ness are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. They have equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, the implementation of the Fund’s asset allocation strategy, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment. The degree to which they may perform these functions, and the nature of the functions, may change from time to time.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement with your prospectus for future reference.

Annual Report

VIP SA1 11/20

SUPPLEMENT DATED NOVEMBER 9, 2020

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2020 OF

TEMPLETON DEVELOPING MARKETS VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The Statement of Additional Information (SAI) is amended as follows:

I. The following is added to “Management and Other Services – Investment and Services Provided” section on page 83 of the SAI is replaced with the following:

The Templeton Developing Markets VIP Fund’s sub-advisor is Franklin Templeton Investment Management Limited, an indirect, wholly owned subsidiary of Resources. The sub-advisor has an agreement with the investment manager and provides the investment manager with investment management advice and assistance. The sub-advisor's activities are subject to the board's review and control, as well as the investment manager's instruction and supervision. The investment manager pays the sub-advisor a fee equal to 50% of the net advisory fee paid by the Fund to the investment manager. The net investment advisory fee, in this case, is defined to equal: (i) 96% of an amount equal to the total investment management fee payable to the investment manager minus any Fund fees and/or expenses waived and/or reimbursed by the investment manager, minus (ii) any amounts paid by the investment manager to Franklin Templeton Services, LLC for fund administrative services.

II.The following is added to the “Management – Portfolio Managers – Other accounts managed by the portfolio managers” section beginning on page 88 as of November 9, 2021:

Andrew Ness1	0 N/A	0 N/A	0 N/A

1. Effective November 9, 2020, Andrew Ness was added as a portfolio manager of the Templeton Developing Markets VIP Fund.

III.The first paragraph under “Management and Other Services – Administrator and services provided” section on page

91 of the SAI is replaced with the following:

Franklin Templeton Services, LLC (FT Services) has an agreement with the investment manager to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's investment manager, sub-advisor and principal underwriter.

IV. The first paragraph under “Organization, Voting Rights and Principal Holders” section on page 95 is revised as follows:

The Trust is an open-end management investment company, commonly called a mutual fund. The Trust was originally organized as a Massachusetts business trust on April 26, 1988 and was reorganized effective May 1, 2007, as a Delaware statutory trust on October 18, 2006, and is registered with the SEC. Each Fund, except the Developing Markets VIP Fund and Global Bond VIP Fund, are a diversified series of the Trust. Developing Markets VIP Fund and Global Bond VIP Fund are non-diversified Funds as defined under the 1940 Act.

Please keep this supplement with your SAI for future reference.

Annual Report

VIP SA2 11/20

SUPPLEMENT DATED NOVEMBER 17, 2020

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2020 OF

TEMPLETON DEVELOPING MARKETS VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The Statement of Additional Information (SAI) is amended as follows:

I. The “Fundamental Investment Policies – Diversification” section on page 3 of the SAI is replaced with the following:

Each Fund, except for Franklin Global Real Estate VIP Fund, Templeton Developing Markets VIP Fund and Templeton Global Bond VIP Fund, may not:

Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (a) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

Please keep this supplement with your SAI for future reference.

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TEMPLETON DEVELOPING MARKETS VIP FUND

Meeting of Shareholders: September 9, 2020 (unaudited)

A Special Meeting of Shareholders of Templeton Developing Markets VIP Fund, a series of Franklin Templeton Variable Insurance Products Trust, was held at the offices of Franklin Templeton, 300 S.E. 2nd Street, Fort Lauderdale, Florida on September 9, 2020. The purpose of the meeting was to approve a change in the Fund’s classification from a diversified to a non-diversified fund. The proposal was approved by shareholders. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal. To approve a change in the Fund’s classification from a diversified to a non-diversified fund:

		% FOR of
	% Voted	Outstanding
For	FOR	Shares
17,615,235	84.04%	59.01%
		% Against of
	% Voted	Outstanding
Against	Against	Shares
2,244,680	10.71%	7.52%
		% Abstain of
	% Voted	Outstanding
Abstain	Abstain	Shares
1,100,844	5.25%	3.69%

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Developing Markets VIP Fund

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 1

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$10.80	$8.62	$10.31	$7.42	$6.37
Income from investment operationsa:	0.07	0.18	0.09	0.08	0.05
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	1.57	2.12	(1.67)	2.92	1.08
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	1.64	2.30	(1.58)	3.00	1.13
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.45)	(0.12)	(0.11)	(0.11)	(0.08)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.26)	—	—	—	—
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.71)	(0.12)	(0.11)	(0.11)	(0.08)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$11.73	$10.80	$8.62	$10.31	$7.42
Total returnc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17.39%	26.92%	(15.44)%	40.65%	17.79%
Ratios to average net assets
Expenses before waiver and payments by affiliates.. . . . . .	1.19%	1.15%	1.24%	1.36%	1.38%
Expenses net of waiver and payments by affiliates. . . . . . .	1.19%d	1.15%d	1.24%d	1.35%e	1.36%
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	0.73%	1.83%	0.99%	0.86%	0.79%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$89,165	$97,271	$85,397	$105,493	$82,596
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	11.60%	18.04%	9.22%	10.76%	26.78%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%. eBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Developing Markets VIP Fund (continued)

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 2

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$10.71	$8.54	$10.23	$7.36	$6.32
Income from investment operationsa:	0.05	0.15	0.07	0.05	0.04
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	1.56	2.11	(1.68)	2.91	1.06
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	1.61	2.26	(1.61)	2.96	1.10
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.42)	(0.09)	(0.08)	(0.09)	(0.06)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.26)	—	—	—	—
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.68)	(0.09)	(0.08)	(0.09)	(0.06)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$11.64	$10.71	$8.54	$10.23	$7.36
Total returnc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17.18%	26.70%	(15.79)%	40.41%	17.44%
Ratios to average net assets
Expenses before waiver and payments by affiliates.. . . . . .	1.45%	1.40%	1.49%	1.61%	1.63%
Expenses net of waiver and payments by affiliates. . . . . . .	1.44%	1.40%d	1.49%d	1.60%e	1.61%
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	0.49%	1.58%	0.74%	0.61%	0.54%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$241,104	$231,645	$195,305	$270,433	$205,151
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	11.60%	18.04%	9.22%	10.76%	26.78%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%. eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Developing Markets VIP Fund (continued)

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 4

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$10.77	$8.59	$10.28	$7.39	$6.34
Income from investment operationsa:	0.04	0.15	0.06	0.05	0.03
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	1.57	2.11	(1.68)	2.92	1.06
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	1.61	2.26	(1.62)	2.97	1.09
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.41)	(0.08)	(0.07)	(0.08)	(0.04)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.26)	—	—	—	—
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.67)	(0.08)	(0.07)	(0.08)	(0.04)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$11.71	$10.77	$8.59	$10.28	$7.39
Total returnc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17.05%	26.49%	(15.81)%	40.30%	17.32%
Ratios to average net assets
Expenses before waiver and payments by affiliates.. . . . . .	1.54%	1.50%	1.59%	1.71%	1.73%
Expenses net of waiver and payments by affiliates. . . . . . .	1.54%d	1.50%d	1.59%d	1.70%e	1.71%
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	0.44%	1.48%	0.64%	0.51%	0.44%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$5,518	$5,590	$5,203	$7,199	$6,377
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	11.60%	18.04%	9.22%	10.76%	26.78%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%. eBenefit of expense reduction rounds to less than 0.01%.

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2020

Templeton Developing Markets VIP Fund

a	a	Industry	Shares	a	Value
	a
	Common Stocks 96.1%
	Brazil 2.4%
	aB2W Cia Digital. . . . . . . . . . . . . . . . . .	Internet & Direct Marketing Retail	76,800		$1,118,450
	B3 SA - Brasil Bolsa Balcao. . . . . . . . .	Capital Markets	61,400		735,157
	aLojas Americanas SA. . . . . . . . . . . . . .	Multiline Retail	274,360		1,081,412
	aM Dias Branco SA. . . . . . . . . . . . . . . .	Food Products	106,200		697,777
	Vale SA. . . . . . . . . . . . . . . . . . . . . . . .	Metals & Mining	266,919		4,492,754
					8,125,550
	Cambodia 0.6%
	NagaCorp Ltd.. . . . . . . . . . . . . . . . . . .	Hotels, Restaurants & Leisure	1,525,400		2,003,524
	China 28.0%
	aAlibaba Group Holding Ltd... . . . . . . . .	Internet & Direct Marketing Retail	1,008,209		29,323,285
	bBAIC Motor Corp. Ltd., H, 144A, Reg S.	Automobiles	1,686,100		625,678
	aBaidu, Inc., ADR.. . . . . . . . . . . . . . . . .	Interactive Media & Services	12,923		2,794,470
	Brilliance China Automotive Holdings
	Ltd... . . . . . . . . . . . . . . . . . . . . . . . .	Automobiles	7,756,600		7,080,740
	China Merchants Bank Co. Ltd., A.. . . .	Banks	340,000		2,291,681
	China Merchants Bank Co. Ltd., H. . . .	Banks	606,700		3,838,011
	China Mobile Ltd... . . . . . . . . . . . . . . .	Wireless Telecommunication Services	428,729		2,443,950
	China Resources Cement Holdings Ltd..	Construction Materials	2,429,000		2,713,034
	CNOOC Ltd... . . . . . . . . . . . . . . . . . . .	Oil, Gas & Consumable Fuels	2,008,500		1,842,643
	COSCO SHIPPING Ports Ltd... . . . . . .	Transportation Infrastructure	349,259		242,932
	cFlat Glass Group Co. Ltd., H.. . . . . . . .	Semiconductors & Semiconductor Equipment	327,017		1,379,462
	Health & Happiness H&H International
	Holdings Ltd... . . . . . . . . . . . . . . . . .	Food Products	418,400		1,550,420
	NetEase, Inc., ADR.. . . . . . . . . . . . . . .	Entertainment	21,265		2,036,549
	Ping An Bank Co. Ltd., A.. . . . . . . . . . .	Banks	802,600		2,379,761
	Ping An Insurance Group Co. of China
	Ltd., A.. . . . . . . . . . . . . . . . . . . . . . .	Insurance	202,225		2,696,225
	Ping An Insurance Group Co. of China
	Ltd., H.. . . . . . . . . . . . . . . . . . . . . . .	Insurance	41,852		509,323
	aProsus NV. . . . . . . . . . . . . . . . . . . . . .	Internet & Direct Marketing Retail	32,057		3,461,615
	Tencent Holdings Ltd... . . . . . . . . . . . .	Interactive Media & Services	337,501		24,284,479
	Uni-President China Holdings Ltd... . . .	Food Products	1,814,017		1,847,170
	Weifu High-Technology Group Co. Ltd.,
	B.. . . . . . . . . . . . . . . . . . . . . . . . . . .	Auto Components	306,139		587,756
					93,929,184
	Czech Republic 0.4%
	a,bMoneta Money Bank A/S, 144A, Reg S.	Banks	390,403		1,236,955
	Hungary 0.8%
	Richter Gedeon Nyrt.. . . . . . . . . . . . . .	Pharmaceuticals	107,565		2,699,576
	India 6.1%
	Bajaj Holdings & Investment Ltd... . . . .	Diversified Financial Services	61,532		2,593,670
	Coal India Ltd.. . . . . . . . . . . . . . . . . . .	Oil, Gas & Consumable Fuels	442,535		822,764
	aICICI Bank Ltd... . . . . . . . . . . . . . . . . .	Banks	1,579,654		11,617,881
	Infosys Ltd... . . . . . . . . . . . . . . . . . . . .	IT Services	306,365		5,252,887
	Tata Chemicals Ltd.. . . . . . . . . . . . . . .	Chemicals	32,940		215,725
					20,502,927
	Indonesia 0.7%
	Astra International Tbk. PT.. . . . . . . . .	Automobiles	5,624,400		2,417,485
	Kenya 0.1%
	aEquity Group Holdings plc.. . . . . . . . . .	Banks	764,354		255,835

The accompanying notes are an integral part of these financial statements.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Developing Markets VIP Fund (continued)

a	a	Industry	Shares	a	Value
	a
	Common Stocks (continued)
	Mexico 1.5%
	aBanco Santander Mexico SA Institucion
	de Banca Multiple Grupo Financiero
	Santand, ADR.. . . . . . . . . . . . . . . . .	Banks	879,522		$4,529,538
	bNemak SAB de CV, 144A, Reg S. . . . .	Auto Components	1,928,900		562,645
					5,092,183
	Pakistan 0.2%
	Habib Bank Ltd.. . . . . . . . . . . . . . . . . .	Banks	1,013,500		835,952
	Peru 0.3%
	Intercorp Financial Services, Inc.. . . . .	Banks	31,950		988,533
	Philippines 0.2%
	BDO Unibank, Inc.. . . . . . . . . . . . . . . .	Banks	327,469		729,150
	Russia 6.4%
	Gazprom PJSC, ADR.. . . . . . . . . . . . .	Oil, Gas & Consumable Fuels	202,485		1,130,502
	LUKOIL PJSC, ADR.. . . . . . . . . . . . . .	Oil, Gas & Consumable Fuels	85,254		5,798,383
	a,bMail.Ru Group Ltd., GDR, Reg S. . . . .	Interactive Media & Services	27,833		729,435
	Sberbank of Russia PJSC, ADR. . . . . .	Banks	471,958		6,823,676
	aYandex NV, A.. . . . . . . . . . . . . . . . . . .	Interactive Media & Services	98,891		6,880,836
					21,362,832
	South Africa 4.5%
	aMassmart Holdings Ltd.. . . . . . . . . . . .	Food & Staples Retailing	580,084		1,658,759
	Naspers Ltd., N. . . . . . . . . . . . . . . . . .	Internet & Direct Marketing Retail	66,341		13,585,143
					15,243,902
	South Korea 22.5%
	aFila Holdings Corp... . . . . . . . . . . . . . .	Textiles, Apparel & Luxury Goods	67,366		2,712,621
	aKT Skylife Co. Ltd.. . . . . . . . . . . . . . . .	Media	92,351		748,874
	aLG Corp.. . . . . . . . . . . . . . . . . . . . . . .	Industrial Conglomerates	96,342		7,762,360
	aNAVER Corp... . . . . . . . . . . . . . . . . . .	Interactive Media & Services	52,323		14,083,346
	POSCO. . . . . . . . . . . . . . . . . . . . . . . .	Metals & Mining	15,429		3,849,562
	Samsung Electronics Co. Ltd... . . . . . .	Technology Hardware, Storage & Peripherals	549,012		40,935,767
	aSamsung Life Insurance Co. Ltd.. . . . .	Insurance	74,406		5,421,313
					75,513,843
	Taiwan 15.8%
	Catcher Technology Co. Ltd... . . . . . . .	Technology Hardware, Storage & Peripherals	143,000		1,051,219
	CTBC Financial Holding Co. Ltd... . . . .	Banks	350,500		245,945
	Hon Hai Precision Industry Co. Ltd... . .	Electronic Equipment, Instruments &
		Components	1,388,000		4,550,042
	Largan Precision Co. Ltd... . . . . . . . . .	Electronic Equipment, Instruments &
		Components	5,300		603,849
	MediaTek, Inc.. . . . . . . . . . . . . . . . . . .	Semiconductors & Semiconductor Equipment	267,000		7,118,390
	Taiwan Semiconductor Manufacturing
	Co. Ltd... . . . . . . . . . . . . . . . . . . . . .	Semiconductors & Semiconductor Equipment	2,087,831		39,486,649
					53,056,094
	Thailand 1.5%
	Kasikornbank PCL. . . . . . . . . . . . . . . .	Banks	705,000		2,654,663
	Kiatnakin Phatra Bank PCL.. . . . . . . . .	Banks	859,600		1,481,899
	Thai Beverage PCL. . . . . . . . . . . . . . .	Beverages	1,450,900		808,225
					4,944,787
	United Kingdom 2.3%
	Unilever plc. . . . . . . . . . . . . . . . . . . . .	Personal Products	128,311		7,695,845

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Developing Markets VIP Fund (continued)

a	a	Industry	Shares	a	Value
	a
	Common Stocks (continued)
	United States 1.8%
	Cognizant Technology Solutions Corp.,
	A.. . . . . . . . . . . . . . . . . . . . . . . . . . .	IT Services	59,192		$4,850,784
	aIMAX Corp.. . . . . . . . . . . . . . . . . . . . .	Entertainment	66,750		1,202,835
					6,053,619
	. . . . .Total Common Stocks (Cost $186,341,531).. . . . . .	. . . . . . . . . . . . . . . .	. . . . . . . . . .		322,687,776
	Preferred Stocks 3.2%

	Brazil 3.2%
	dBanco Bradesco SA, ADR, 3.42%.. . . .	Banks	1,026,866		5,401,316
	dItau Unibanco Holding SA, ADR, 4.37%.	Banks	897,443		5,465,428
					10,866,744
	. . . . .Total Preferred Stocks (Cost $7,746,133).. . . . . . . .	. . . . . . . . . . . . . . . .	. . . . . . . . . .		10,866,744

a		a	a	a	a
	Escrows and Litigation Trusts 0.0%
	eHemisphere Properties India Ltd.,
	Escrow Account.. . . . . . . . . . . . . . . .		82,304		—
	. . . . .Total Escrows and Litigation Trusts (Cost $–). . . .	. . . . . . . . . . . . . . . .	. . . . . . . . . .		—
	Total Long Term Investments (Cost $194,087,664)
		. . . . . . . . . . . . . . . .	. . . . . . . . . .		333,554,520
	Short Term Investments 0.5%

a a

Industry	Shares	a	Value
a	a	a	a	a	a
	Money Market Funds 0.4%
	United States 0.4%
	f,gInstitutional Fiduciary Trust - Money
	Market Portfolio, 0%. . . . . . . . . . . . .		1,250,033		1,250,033
	. . . . . . . . .Total Money Market Funds (Cost $1,250,033). . . . . . . . . .	. . . . . .	. . . . . . . . . . .		1,250,033
	hInvestments from Cash Collateral Received for Loaned

	Securities 0.1%
	Money Market Funds 0.1%
	f,gInstitutional Fiduciary Trust - Money
	Market Portfolio, 0%. . . . . . . . . . . . .		518,425		518,425

Total Investments from Cash Collateral Received for Loaned Securities (Cost

$518,425).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .518,425

Total Short Term Investments (Cost $1,768,458). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,768,458

a

Total Investments (Cost $195,856,122) 99.8%.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other Assets, less Liabilities 0.2%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net Assets 100.0%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$335,322,978 463,704

$335,786,682

See Abbreviations on page TD- 29.

aNon-income producing.

The accompanying notes are an integral part of these financial statements.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Developing Markets VIP Fund (continued)

bSecurity was purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. 144A securities may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. Regulation S securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2020, the aggregate value of these securities was $3,154,713, representing 0.9% of net assets.

cA portion or all of the security is on loan at December 31, 2020. See Note 1(c).

dVariable rate security. The rate shown represents the yield at period end.

eFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

fSee Note 3(e) regarding investments in affiliated management investment companies.

gThe rate shown is the annualized seven-day effective yield at period end.

hSee Note 1(c) regarding securities on loan.

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2020

Templeton
Developing
Markets VIP
Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$194,087,664
Cost - Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,768,458
Value - Unaffiliated issuers (Includes securities loaned of $911,818).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$333,554,520
Value - Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,768,458
Foreign currency, at value (cost $12,854).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,858
Receivables:
Investment securities sold.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,644,857
Capital shares sold.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	40,972
Dividends.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	843,768
Other assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	40
Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	337,865,473
Liabilities:
Payables:
Investment securities purchased.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	368,942
Capital shares redeemed. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	87,408
Management fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	293,084
Distribution fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	51,784
Payable upon return of securities loaned (Note 1c).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	518,425
Deferred tax. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	551,342
Accrued expenses and other liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	207,806
Total liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,078,791
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$335,786,682
Net assets consist of:
Paid-in capital.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$195,381,923
Total distributable earnings (losses).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	140,404,759
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$335,786,682
Templeton
Developing
Markets VIP
Fund
Class 1:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$89,164,574
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	7,599,685
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$11.73
Class 2:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$241,104,498
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	20,719,809
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$11.64
Class 4:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$5,517,610
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	471,266
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$11.71

The accompanying notes are an integral part of these financial statements.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2020

Templeton

Developing

Markets VIP

Fund

Investment income:

Dividends: (net of foreign taxes of $1,024,621)

Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from securities loaned:

Unaffiliated entities (net of fees and rebates).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses:

Management fees (Note 3a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distribution fees: (Note 3c)

Class 2. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class 4. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Custodian fees (Note 4).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Reports to shareholders.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Professional fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Trustees' fees and expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses waived/paid by affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Realized and unrealized gains (losses):

Net realized gain (loss) from:

Investments: (net of foreign taxes of $182,654)

Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Foreign currency transactions.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized gain (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation) on:

Investments:

Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Translation of other assets and liabilities denominated in foreign currencies.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Change in deferred taxes on unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease) in net assets resulting from operations.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$5,536,196 9,563

11,162

1,716

5,558,637

3,020,903

512,787

17,079

75,112

125,646

181,475

1,640

32,349

3,966,991

(11,011)

3,955,980

1,602,657

7,472,701

(54,850)

7,417,851

35,665,338

29,973

7,832

35,703,143

43,120,994

$44,723,651

Annual Report

The accompanying notes are an integral part of these financial statements.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Developing Markets VIP Fund
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,602,657	$5,141,772
Net realized gain (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,417,851	16,774,357
Net change in unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . .	35,703,143	50,174,103
Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . . . .	44,723,651	72,090,232
Distributions to shareholders:
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(5,313,566)	(1,134,638)
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(13,445,802)	(2,113,534)
Class 4.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(329,902)	(46,961)
Total distributions to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(19,089,270)	(3,295,133)
Capital share transactions: (Note 2)
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(15,688,037)	(8,627,549)
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(8,150,495)	(10,720,631)
Class 4.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(515,345)	(845,695)
Total capital share transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(24,353,877)	(20,193,875)
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net increase (decrease) in net assets	1,280,504	48,601,224
Net assets:
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	334,506,178	285,904,954
End of year.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$335,786,682	$334,506,178

The accompanying notes are an integral part of these financial statements.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Templeton Developing Markets VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Developing Markets VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust's Board of Trustees (the Board), the Fund's administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued

according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund's business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at

4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time. At December 31, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund's NAV is not calculated, which could result in differences between the value of the Fund's portfolio securities on the last business day and the last calendar day

Annual Report

Templeton Developing Markets VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

a. Financial Instrument Valuation (continued)

of the reporting period. Any security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives collateral in the form of cash and/or U.S. Government and Agency securities against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. Any cash collateral received is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. Additionally, the Fund received $443,442 in U.S. Government and Agency securities as collateral. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/ or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to any cash collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and, if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

d. Income and Deferred Taxes (continued)

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Amount	Shares	Amount
Class 1 Shares:
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	551,169	$5,176,244	544,413	$5,344,264
Shares issued in reinvestment of distributions.. . . . . . . . . .	605,880	5,313,565	121,873	1,134,638
Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,564,863)	(26,177,846)	(1,570,097)	(15,106,451)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,407,814)	$(15,688,037)	(903,811)	$(8,627,549)
Class 2 Shares:
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,773,009	$36,677,695	5,803,158	$55,845,696
Shares issued in reinvestment of distributions.. . . . . . . . . .	1,543,720	13,445,802	228,490	2,113,534
Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(6,223,836)	(58,273,992)	(7,263,336)	(68,679,861)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .	(907,107)	$(8,150,495)	(1,231,688)	$(10,720,631)
Class 4 Shares:
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	25,280	$230,224	26,510	$252,720
Shares issued in reinvestment of distributions.. . . . . . . . . .	37,660	329,902	5,050	46,961
Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(110,712)	(1,075,471)	(118,358)	(1,145,376)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .	(47,772)	$(515,345)	(86,798)	$(845,695)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or trustees of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (Asset Management)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Asset Management based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.050%	Up to and including $1 billion
1.000%	Over $1 billion, up to and including $5 billion

0.950%	Over $5 billion, up to and including $10 billion
0.900%	Over $10 billion, up to and including $15 billion

0.850%	Over $15 billion, up to and including $20 billion

0.800%	In excess of $20 billion

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

3. Transactions with Affiliates (continued)

b. Administrative Fees

Under an agreement with Asset Management, FT Services provides administrative services to the Fund. The fee is paid by Asset Management based on the Fund's average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4 respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2020, the Fund held investments in affiliated management investment companies as follows:

					Net Change in		Number of
	Value at				Unrealized	Value	Shares Held
	Beginning			Realized Gain	Appreciation	at End	at End	Investment
aa	of Year	Purchases	Sales	(Loss)	(Depreciation)	of Year	of Year	Income
Templeton Developing Markets VIP Fund
Non-Controlled Affiliates
								Dividends
Institutional Fiduciary Trust - Money
Market Portfolio, 0%.. . . . . . . . .	$3,522,232	$44,073,306	$(46,345,505)	$—	$—	$1,250,033	1,250,033	$9,563
Non-Controlled Affiliates
								Income from
								securities
								loaned
Institutional Fiduciary Trust - Money
Market Portfolio, 0%.. . . . . . . . .	$—	$14,306,993	$(13,788,568)	$—	$—	$518,425	518,425	$1,716
Total Affiliated Securities. . . . .	$3,522,232	$58,380,299	$(60,134,073)	$—	$—	$1,768,458		$11,279

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2020, there were no credits earned.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2020 and 2019, was as follows:

	2020	2019
Distributions paid from:
Ordinary income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$11,805,794	$3,295,133
Long term capital gain.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,283,476	—
	$19,089,270	$3,295,133

At December 31, 2020, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distributable earnings:

Undistributed ordinary income.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Undistributed long term capital gains.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total distributable earnings.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$203,964,075

$153,637,535 (22,278,632)

$131,358,903

$9,205,841 $532,628

$9,738,469

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2020, aggregated $32,787,720 and $71,416,531, respectively.

At December 31, 2020, in connection with securities lending transactions, the Fund loaned equity investments and received $518,425 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. Such sanctions could also adversely affect Russia’s economy. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions.

In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer’s

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

7. Concentration of Risk (continued)

securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia’s government, which could involve the seizure of the Fund’s assets. These risks could affect the value of the Fund's portfolio. While the Fund holds securities of certain issuers impacted by the sanctions, existing investments do not presently violate the applicable terms and conditions of the sanctions. The sanctions currently do not affect the Fund's ability to sell these securities. At December 31, 2020, the Fund had 6.4% of its net assets invested in Russia.

8. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 5, 2021, the Borrowers, renewed the Global Credit Facility for a one year term, maturing February 4, 2022, for a total of $2.675 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2020, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

•Level 1 – quoted prices in active markets for identical financial instruments

•Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

10. Fair Value Measurements (continued)

A summary of inputs used as of December 31, 2020, in valuing the Fund's assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Templeton Developing Markets VIP Fund
Assets:
Investments in Securities:
Common Stocks:
Brazil .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$—	$8,125,550	$—	$8,125,550
Cambodia . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	2,003,524	—	2,003,524
China .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,831,019	89,098,165	—	93,929,184
Czech Republic . . . . . . . . . . . . . . . . . . . . . . . .	—	1,236,955	—	1,236,955
Hungary .. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	2,699,576	—	2,699,576
India .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	20,502,927	—	20,502,927
Indonesia .. . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	2,417,485	—	2,417,485
Kenya . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	255,835	—	—	255,835
Mexico .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,092,183	—	—	5,092,183
Pakistan .. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	835,952	—	—	835,952
Peru .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	988,533	—	—	988,533
Philippines .. . . . . . . . . . . . . . . . . . . . . . . . . . .	—	729,150	—	729,150
Russia .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,880,836	14,481,996	—	21,362,832
South Africa .. . . . . . . . . . . . . . . . . . . . . . . . . .	1,658,759	13,585,143	—	15,243,902
South Korea .. . . . . . . . . . . . . . . . . . . . . . . . . .	—	75,513,843	—	75,513,843
Taiwan .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	53,056,094	—	53,056,094
Thailand .. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	4,944,787	—	4,944,787
United Kingdom .. . . . . . . . . . . . . . . . . . . . . . .	—	7,695,845	—	7,695,845
United States .. . . . . . . . . . . . . . . . . . . . . . . . .	6,053,619	—	—	6,053,619
Preferred Stocks .. . . . . . . . . . . . . . . . . . . . . . . .	10,866,744	—	—	10,866,744
Escrows and Litigation Trusts.. . . . . . . . . . . . . . .	—	—	—a	—
Short Term Investments. . . . . . . . . . . . . . . . . . . .	1,768,458	—	—	1,768,458
Total Investments in Securities.. . . . . . . . . . .	$39,231,938	$296,091,040	$—	$335,322,978

aIncludes securities determined to have no value at December 31, 2020.

11. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Templeton Developing Markets VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Developing Markets VIP Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Developing Markets VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $7,283,476 as a long term capital gain dividend for the fiscal year ended December 31, 2020.

At December 31, 2020, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2021 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

Annual Report

Templeton Foreign VIP Fund

This annual report for Templeton Foreign VIP Fund covers the fiscal year ended December 31, 2020.

Class 1 Performance Summary as of December 31, 2020

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Average Annual
Share Class	Total Return
1
1-Year	-0.92%
5-Year	+3.57%
10-Year	+2.68%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/21. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Annual Report

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/11–12/31/20)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the MSCI All Country World Index (ACWI) ex USA Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

$18,000

$16,923

$16,000

$14,000

$13,026

$12,000 $10,000

$8,000

1/11	12/12	12/14	12/16	12/18	12/20
		Templeton Foreign VIP Fund	MSCI ACWI ex USA Index**

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report

Templeton Foreign VIP Fund

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in developing markets involve heightened risks related to the same factors. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political uncertainty concerning the economic consequences of the departure of the U.K. from the European Union may increase market volatility. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI) ex USA Index, posted a +11.13% total return for the period under review.1

Geographic Composition 12/31/20

% of Total
Net Assets
Asia	47.4%
Europe	39.5%
Latin America & Caribbean	1.7%
North America	1.3%
Short-Term Investments & Other Net Assets	10.1%

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI ACWI (USD), posted a +16.82% total return for the 12 months ended December 31, 2020.1 Stocks fell sharply in early 2020 as many investors sold equities amid fears of a global economic slowdown due to the novel coronavirus (COVID-19) pandemic. Global equities began to rebound in late March 2020 amid optimism about easing lockdown restrictions, vaccine and treatment development and economic stimulus measures. Despite declines in September and October due to geopolitical tensions and rising infection rates, markets rebounded in November and December, as positive sentiment about successful trials of COVID-19 vaccines, the beginning of vaccination programs in some countries and apparent resolution of political uncertainty supported markets.

In the U.S., pandemic-related restrictions caused stiff economic headwinds, including mass layoffs that drove the unemployment rate to 14.8% in April 2020.2 According to the National Bureau of Economic Research, the longest U.S. economic expansion in history ended in February, and the country slipped into a deep recession. Equities began to rebound in the spring amid the government’s fiscal and monetary stimulus, declining jobless claims, rising retail sales and optimism about treatments and potential vaccines for COVID-19. Following a record annualized decline in second-quarter gross domestic product (GDP), resilient consumer spending helped drive third-quarter GDP to expand at a record annualized rate, although growth slowed in the fourth quarter. Equities continued to rise during the summer but declined in the fall due to concerns about possible new restrictions amid rising COVID-19 infection rates and uncertainties about additional fiscal stimulus and the U.S. presidential election. Despite signs that the economic recovery was stalling as the unemployment rate remained relatively high (6.7% at period-end) and

1.Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2.Source: U.S. Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Annual Report

TEMPLETON FOREIGN VIP FUND

consumer spending declined, stocks rallied in November and December, buoyed by the outcome of the U.S. presidential election, the start of COVID-19 vaccination programs and the passage of a new U.S. stimulus bill.2

In an effort to support the economy, the U.S. Federal Reserve (Fed) lowered the federal funds target rate to a range of 0.00%–0.25% in March 2020. The Fed also enacted quantitative easing measures aimed at ensuring credit flows to borrowers and supporting credit markets with open- ended bond purchasing. Furthermore, the Fed signaled that interest rates would potentially remain low, even if inflation moderately exceeded its 2% target.

In the eurozone, the economy contracted again in the fourth quarter of 2020, following quarter-on-quarter expansion in the third quarter and contractions in the first and second quarters. After several months of gains due to easing restrictions and robust stimulus measures, European developed market equities, as measured by the MSCI Europe Index (USD), declined in September and October as rising infection rates heightened investor concerns that the nascent economic revival could stall. Nevertheless, successful vaccine development and a Brexit resolution supported European developed market equities, as measured by the MSCI Europe Index (USD), to post a +5.93% total return for the period.1

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index (USD), posted a +21.30% total return for the 12 months under review.1 Although pandemic-related lockdowns derailed economic growth in early 2020, sharp market declines were followed by rebounds as China’s economy, a key driver of the region’s economic activity, recovered from the contraction in the first quarter and expanded during the rest of 2020. Asian stocks rose as the region’s economies reopened, aided by robust stimulus measures and optimism that economic revitalization would be further spurred by COVID-19 vaccines.

Global emerging market stocks, as measured by the MSCI Emerging Markets Index (USD), posted a +18.69% total return for the period, despite steep pandemic-related declines in early 2020, benefiting from improving economic activity, stabilizing oil prices and U.S. dollar weakness.1 In spite of higher COVID-19 cases in some countries, emerging market stocks rallied near the end of 2020, bolstered by easing political uncertainty, commencement of COVID-19 vaccinations and rising commodity prices.

Top 10 Holdings 12/31/20

Company	% of Total
Industry, Country	Net Assets
a	a
Samsung Electronics Co. Ltd.	5.2%
Technology Hardware, Storage & Peripherals,
South Korea
Taiwan Semiconductor Manufacturing Co. Ltd.	3.8%
Semiconductors & Semiconductor Equipment,
Taiwan
Takeda Pharmaceutical Co. Ltd.	2.9%
Pharmaceuticals, Japan
NXP Semiconductors NV	2.7%
Semiconductors & Semiconductor Equipment,
Netherlands
Bayer AG	2.5%
Pharmaceuticals, Germany
Hitachi Ltd.	2.4%
Electronic Equipment, Instruments &
Components, Japan
ArcelorMittal SA	2.3%
Metals & Mining, Luxembourg
Sumitomo Metal Mining Co. Ltd.	2.3%
Metals & Mining, Japan
AIA Group Ltd.	2.3%
Insurance, Hong Kong
Housing Development Finance Corp. Ltd.	2.2%
Thrifts & Mortgage Finance, India

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. When choosing investments for the Fund, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Our analysis includes an assessment of the potential impacts of material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company. We also consider a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

The Fund may, from time to time, engage in currency-related derivatives to seek to hedge (protect) against currency risks. The Fund may also use a variety of equity-related derivatives for various purposes including enhancing Fund returns, increasing liquidity and gaining exposure to particular markets in more efficient or less expensive ways.

Manager’s Discussion

During the 12 months under review, significant detractors from the Fund’s performance relative to the MSCI ACWI ex USA Index included stock selection in the health care and financials sectors, as well as an overweighting in the energy sector.

Annual Report

Within health care, German pharmaceuticals and agricultural chemicals firm Bayer was the biggest detractor. The market has remained skeptical about the finality of Bayer’s complex US$12 billion settlement to resolve litigation stemming from its acquisition of Monsanto (not a Fund holding), manufacturer of the controversial weed-killer Roundup. Adding to the negative sentiment, at the end of 2020’s third quarter, company management issued a profit warning for 2021.

In the financials sector, our positions in European banks Standard Chartered (U.K.), ING Groep (Netherlands), Bank of Ireland (not held at period-end) and BNP Paribas (France) (not held at period-end) hurt relative performance. Standard Chartered fell in early January 2020, as COVID-19 began to spread across parts of Asia and Europe. The uncertain operating environment brought on by the pandemic, combined with a low interest-rate environment, created a headwind for Standard Chartered operating profits in 2020. In addition, geopolitical tension between the U.S. and China, pertaining to the Hong Kong national security law passed at the end of June and supported by the business community, was a source of investor concern.

In the energy sector, our investment in U.K. integrated oil and gas company BP hampered relative results. BP began 2020 on a positive note by reporting positive fourth quarter results and increasing its dividend. However, the stock price slid during March 2020, due in part to cratering gasoline demand caused by reduced commuter and business travel as the COVID-19 pandemic significantly reduced travel, putting downward pressure on the price of oil. A pricing disagreement between Russia and Saudi Arabia exacerbated the issue. BP responded to the crisis by substantially reducing its capital expenditures, cutting jobs and decreasing its dividend distribution.

Other key relative detractors included our positions in Hong Kong-based industrial conglomerate CK Hutchison Holdings, Hong Kong-based property developer CK Asset Holdings and Hong Kong-based real estate management and development company Swire Pacific.

Conversely, key contributors to the Fund’s relative performance included stock selection and overweightings in the information technology (IT) and materials sectors.

Within IT, South Korean semiconductor, electronics and computer peripherals manufacturer Samsung Electronics, integrated circuits and wafer semiconductor devices maker Taiwan Semiconductor Manufacturing, German semiconductor and system solutions provider Infineon Technologies and Netherlands-based semiconductor

TEMPLETON FOREIGN VIP FUND

solutions provider NXP Semiconductors benefited relative performance. Samsung Electronics’ shares overcame the initial supply chain concerns amid the onset of the COVID-19 pandemic and rose amid an improving outlook for the memory chip market and expectations for the company to raise its dividends. New foundry orders from high-profile clients lifted market confidence in its chip-making business. Furthermore, many investors became optimistic about potential market share gains for the company across the semiconductor, smartphone, and 5G network equipment industries amid escalating U.S. restrictions against Chinese technology-related companies.

In the materials sector, Canada-based mining firms Wheaton Precious Metals, which has operations in Brazil, and Alamos Gold; Netherlands-based steelmaking and mining company ArcelorMittal; and Japan-based mining company Sumitomo Metal Mining aided relative results. Wheaton Precious Metals and Alamos Gold benefited from higher gold prices amid investor concerns about excess debt, economic turmoil and the potentially inflationary impact of extreme monetary accommodation.

Elsewhere, China-based internet search and online marketing solutions provider Baidu helped relative performance. Baidu’s shares recovered from the heightened market volatility in early 2020, as declining costs helped the company post better-than-expected first-quarter 2020 profits. Despite subpar advertising revenues during the summer months, second-quarter 2020 earnings results were positive, due in part to tight cost controls during those three months. As China’s advertising market rebounded in the fall, the company’s advertising revenues also recovered, turning core business revenues positive. Third-quarter 2020 earnings beat market expectations, and along with news of an acquisition, provided fuel for a share price rally that lasted for the remainder of the 2020.

From a geographic perspective, significant detractors from the Fund’s relative performance included stock selection in Asia ex Japan, particularly in Hong Kong and China; stock selection in the eurozone, especially in the Netherlands and Ireland; and stock selection in the U.K. and Japan. Conversely, key contributors to relative results included stock selection and an underweighting in Canada, as well as a lack of exposure to Latin America and the Caribbean.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely,

Annual Report

TEMPLETON FOREIGN VIP FUND

when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2020, the U.S. dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non- U.S. currency exposure. However, one cannot expect the same result in future periods.

Thank you for your participation in Templeton Foreign VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report

TEMPLETON FOREIGN VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Fund-Level		Fund-Level
			Expenses		Expenses		Net
	Beginning	Ending	Paid During	Ending	Paid During		Annualized
Share	Account	Account	Period	Account	Period		Expense
Class	Value 7/1/20	Value 12/31/20	7/1/20–12/31/201,2	Value 12/31/20	7/1/20–12/31/201,2	a	Ratio2
1	$1,000	$1,211.60	$4.75	$1,020.85	$4.34		0.85%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Foreign VIP Fund

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 1

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$14.23	$13.01	$15.80	$13.89	$13.46
Income from investment operationsa:	0.32c	0.44	0.29	0.30	0.33
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	(0.54)	1.19	(2.64)	2.03	0.62
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	(0.22)	1.63	(2.35)	2.33	0.95
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.44)	(0.27)	(0.44)	(0.42)	(0.29)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	(0.14)	—	—	(0.23)
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.44)	(0.41)	(0.44)	(0.42)	(0.52)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$13.57	$14.23	$13.01	$15.80	$13.89
Total returnd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.92)%	12.84%	(15.27)%	17.02%	7.49%
Ratios to average net assets
Expenses before waiver and payments by affiliates.. . . . . .	0.86%	0.85%	0.83%	0.82%	0.80%
Expenses net of waiver and payments by affiliates. . . . . . .	0.84%	0.83%	0.81%	0.81%e	0.78%
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	2.68%c	3.25%	1.96%	1.99%	2.38%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$113,317	$121,948	$114,784	$152,684	$133,218
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	40.07%	28.52%	21.38%	26.81%	20.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.14 per share related to an adjustment for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.54%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign VIP Fund (continued)

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 2

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$13.93	$12.74	$15.47	$13.61	$13.20
Income from investment operationsa:	0.28c	0.40	0.25	0.26	0.28
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	(0.53)	1.16	(2.58)	1.98	0.62
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	(0.25)	1.56	(2.33)	2.24	0.90
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.40)	(0.23)	(0.40)	(0.38)	(0.26)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	(0.14)	—	—	(0.23)
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.40)	(0.37)	(0.40)	(0.38)	(0.49)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$13.28	$13.93	$12.74	$15.47	$13.61
Total returnd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.16)%	12.53%	(15.44)%	16.69%	7.18%
Ratios to average net assets
Expenses before waiver and payments by affiliates.. . . . . .	1.11%	1.10%	1.08%	1.07%	1.05%
Expenses net of waiver and payments by affiliates. . . . . . .	1.09%	1.08%	1.06%	1.06%e	1.03%
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	2.42%c	3.00%	1.71%	1.74%	2.13%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$1,084,789	$1,117,813	$1,060,101	$1,394,475	$1,436,518
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	40.07%	28.52%	21.38%	26.81%	20.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.13 per share related to an adjustment for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.28%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign VIP Fund (continued)

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 4

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$14.20	$12.96	$15.71	$13.71	$13.29
Income from investment operationsa:	0.28c	0.39	0.24	0.23	0.26
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	(0.55)	1.20	(2.63)	2.03	0.63
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	(0.27)	1.59	(2.39)	2.26	0.89
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.39)	(0.21)	(0.36)	(0.26)	(0.24)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	(0.14)	—	—	(0.23)
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.39)	(0.35)	(0.36)	(0.26)	(0.47)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$13.54	$14.20	$12.96	$15.71	$13.71
Total returnd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.34)%	12.49%	(15.54)%	16.62%	7.09%
Ratios to average net assets
Expenses before waiver and payments by affiliates.. . . . . .	1.21%	1.20%	1.18%	1.17%	1.15%
Expenses net of waiver and payments by affiliates. . . . . . .	1.19%	1.18%	1.16%	1.16%e	1.13%
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	2.33%c	2.90%	1.61%	1.64%	2.03%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$106,224	$113,681	$125,265	$159,944	$484,763
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	40.07%	28.52%	21.38%	26.81%	20.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.13 per share related to an adjustment for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.19%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2020

Templeton Foreign VIP Fund

I

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks 89.9%
	Aerospace & Defense 2.2%
	BAE Systems plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	2,629,361		$17,535,896
	aDassault Aviation SA.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	France	10,152		11,055,208
					28,591,104
	Airlines 1.1%
	aInternational Consolidated Airlines Group SA.. . . . . . . . . . . . . . . . .	United Kingdom	6,519,183		14,186,772
	Auto Components 3.0%
	Cie Generale des Etablissements Michelin SCA. . . . . . . . . . . . . . .	France	155,752		20,054,955
	Toyota Industries Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	247,600		19,672,098
					39,727,053
	Automobiles 4.1%
	Bayerische Motoren Werke AG.. . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	235,253		20,763,479
	Honda Motor Co. Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	517,600		14,604,756
	Isuzu Motors Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	1,906,500		18,149,188
					53,517,423
	Banks 8.4%
	aING Groep NV. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Netherlands	1,660,582		15,440,466
	Kasikornbank PCL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Thailand	1,860,000		7,003,791
	KB Financial Group, Inc., ADR. . . . . . . . . . . . . . . . . . . . . . . . . . . .	South Korea	596,606		23,625,598
	Shinhan Financial Group Co. Ltd... . . . . . . . . . . . . . . . . . . . . . . . .	South Korea	619,076		18,342,111
	aStandard Chartered plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	4,207,691		26,720,550
	Sumitomo Mitsui Financial Group, Inc.. . . . . . . . . . . . . . . . . . . . . .	Japan	606,500		18,800,380
					109,932,896
	Beverages 1.5%
	Kirin Holdings Co. Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	836,100		19,742,826
	Biotechnology 0.3%
	aGalapagos NV. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Belgium	44,734		4,427,700
	Chemicals 1.7%
	bCovestro AG, 144A, Reg S.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	216,793		13,357,910
	Tosoh Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	574,100		8,969,835
					22,327,745
	Construction & Engineering 1.3%
	Sinopec Engineering Group Co. Ltd., H.. . . . . . . . . . . . . . . . . . . . .	China	11,734,000		5,066,299
	Taisei Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	352,700		12,167,634
					17,233,933
	Electronic Equipment, Instruments & Components 3.1%
	Hitachi Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	796,900		31,453,096
	aLandis+Gyr Group AG. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Switzerland	120,834		9,492,746
					40,945,842
	Energy Equipment & Services 1.4%
	SBM Offshore NV.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Netherlands	960,511		18,146,596
	Food & Staples Retailing 2.4%
	Matsumotokiyoshi Holdings Co. Ltd... . . . . . . . . . . . . . . . . . . . . . .	Japan	387,600		16,532,156
	Sundrug Co. Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	366,100		14,631,888
					31,164,044
	Health Care Providers & Services 2.2%
	Fresenius Medical Care AG & Co. KGaA.. . . . . . . . . . . . . . . . . . . .	Germany	265,350		22,127,749

The accompanying notes are an integral part of these financial statements.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Templeton Foreign VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	Health Care Providers & Services (continued)
	Sinopharm Group Co. Ltd., H. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	China	2,794,800		$6,779,697
					28,907,446
	Household Durables 1.9%
	Sony Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	248,300		25,020,716
	Industrial Conglomerates 2.6%
	CK Hutchison Holdings Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	3,873,500		27,044,137
	Siemens AG.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	46,925		6,759,658
					33,803,795
	Insurance 2.3%
	AIA Group Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Hong Kong	2,416,800		29,451,420
	Interactive Media & Services 2.0%
	aBaidu, Inc., ADR.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	China	122,130		26,409,391
	Internet & Direct Marketing Retail 1.2%
	aAlibaba Group Holding Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	China	516,700		15,027,977
	IT Services 0.6%
	Amadeus IT Group SA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Spain	104,548		7,717,763
	Machinery 1.4%
	Komatsu Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	655,000		18,076,879
	Media 1.6%
	aInforma plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	1,217,196		9,102,085
	Nippon Television Holdings, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	338,900		3,694,637
	TBS Holdings, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	441,700		7,768,482
					20,565,204
	Metals & Mining 7.1%
	Alamos Gold, Inc., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Canada	1,135,752		9,937,830
	aArcelorMittal SA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Luxembourg	1,334,255		30,515,598
	Sumitomo Metal Mining Co. Ltd... . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	670,600		29,828,960
	Wheaton Precious Metals Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . .	Brazil	544,400		22,750,023
					93,032,411
	Multi-Utilities 1.7%
	E.ON SE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	1,972,849		21,846,728
	Oil, Gas & Consumable Fuels 4.7%
	BP plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	6,025,868		20,795,241
	Equinor ASA.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Norway	1,303,205		21,994,164
	Galp Energia SGPS SA, B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Portugal	1,139,637		12,076,541
	Husky Energy, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Canada	1,163,600		5,762,660
					60,628,606
	Pharmaceuticals 8.4%
	Bayer AG.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	552,576		32,554,246
	Novartis AG. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Switzerland	71,856		6,765,814
	Roche Holding AG. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Switzerland	54,982		19,150,152
	Sanofi. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	France	130,382		12,637,533
	Takeda Pharmaceutical Co. Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	1,053,394		38,121,669
					109,229,414
	Real Estate Management & Development 3.4%
	CK Asset Holdings Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Hong Kong	3,560,500		18,218,720
	Mitsui Fudosan Co. Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	811,000		16,981,991

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Foreign VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	Real Estate Management & Development (continued)
	Swire Pacific Ltd., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Hong Kong	1,628,500		$8,970,442
					44,171,153
	Semiconductors & Semiconductor Equipment 8.2%
	Infineon Technologies AG.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	590,665		22,557,604
	NXP Semiconductors NV. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Netherlands	221,300		35,188,913
	Taiwan Semiconductor Manufacturing Co. Ltd.. . . . . . . . . . . . . . . .	Taiwan	2,587,000		48,927,313
					106,673,830
	Technology Hardware, Storage & Peripherals 5.2%
	Samsung Electronics Co. Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . .	South Korea	909,188		67,791,429
	Thrifts & Mortgage Finance 2.2%
	Housing Development Finance Corp. Ltd... . . . . . . . . . . . . . . . . . .	India	822,605		28,825,898
	Tobacco 1.8%
	Imperial Brands plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	1,122,761		23,551,167
	Wireless Telecommunication Services 0.9%
	Vodafone Group plc, ADR.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	700,303		11,540,994
	.. . . . . . . . .Total Common Stocks (Cost $959,821,356)	. . . . . . . . . . . . . . . . . .	. . . . . . . . . .		1,172,216,155

Short Term Investments 9.2%

a	a	Country	Shares	a
a

Value

Money Market Funds 9.2%

c,dInstitutional Fiduciary Trust - Money Market Portfolio, 0%. . . . . . . .	United States	120,292,539	120,292,539

Total Money Market Funds (Cost $120,292,539).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total Short Term Investments (Cost $120,292,539). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total Investments (Cost $1,080,113,895) 99.1%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other Assets, less Liabilities 0.9%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net Assets 100.0%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

120,292,539

120,292,539

$1,292,508,694 11,821,511

$1,304,330,205

See Abbreviations on page TF-26.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. 144A securities may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. Regulation S securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2020, the value of this security was $13,357,910, representing 1.0% of net assets.

cSee Note 3(e) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

The accompanying notes are an integral part of these financial statements.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2020

Templeton
Foreign VIP
Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$959,821,356
Cost - Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	120,292,539
Value - Unaffiliated issuers .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,172,216,155
Value - Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	120,292,539
Receivables:
Investment securities sold.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	60,245
Capital shares sold.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	116,182
Dividends.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,984,448
European Union tax reclaims (Note 1d).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,602,471
Other assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	155
Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,310,272,195
Liabilities:
Payables:
Capital shares redeemed. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,851,915
Management fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	874,668
Distribution fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	260,329
Deferred tax. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,509,784
Accrued contingent fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	90,131
Accrued expenses and other liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	355,163
Total liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,941,990
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,304,330,205
Net assets consist of:
Paid-in capital.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,202,123,551
Total distributable earnings (losses).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	102,206,654
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,304,330,205
Templeton
Foreign VIP
Fund
Class 1:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$113,316,913
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	8,350,806
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$13.57
Class 2:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,084,789,093
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	81,677,642
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$13.28
Class 4:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$106,224,199
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	7,842,727
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$13.54

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2020

Templeton
Foreign VIP
Fund
Investment income:
Dividends: (net of foreign taxes of $1,717,098)
Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$27,135,753
Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	185,345
Income from securities loaned:
Unaffiliated entities (net of fees and rebates).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	126,544
Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,612
Other income (Note 1d) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,270,885
Total investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	40,734,139
Expenses:
Management fees (Note 3a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,395,009
Distribution fees: (Note 3c)
Class 2. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,397,954
Class 4. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	340,716
Custodian fees (Note 4).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	112,001
Reports to shareholders.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	283,634
Professional fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	124,651
Trustees' fees and expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,787
Other.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	97,024
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Total expenses	12,757,776
Expenses waived/paid by affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(271,371)
Net expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,486,405
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	28,247,734
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(90,535,276)
Foreign currency transactions.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,214,424)
Net realized gain (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(91,749,700)
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	51,886,450
Translation of other assets and liabilities denominated in foreign currencies.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	711,362
Change in deferred taxes on unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,487,265)
Net change in unrealized appreciation (depreciation). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	51,110,547
Net realized and unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(40,639,153)
Net increase (decrease) in net assets resulting from operations.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$(12,391,419)

The accompanying notes are an integral part of these financial statements.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Foreign VIP Fund
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$28,247,734	$39,750,754
Net realized gain (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(91,749,700)	(42,940,121)
Net change in unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . .	51,110,547	161,044,541
Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . . . .	(12,391,419)	157,855,174
Distributions to shareholders:
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,651,171)	(3,542,825)
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(32,735,824)	(29,727,357)
Class 4.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,189,135)	(2,819,837)
Total distributions to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(39,576,130)	(36,090,019)
Capital share transactions: (Note 2)
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,329,454)	(3,622,678)
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,474,525	(41,982,881)
Class 4.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,288,883)	(22,867,835)
Total capital share transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,856,188	(68,473,394)
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net increase (decrease) in net assets	(49,111,361)	53,291,761
Net assets:
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,353,441,566	1,300,149,805
End of year.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,304,330,205	$1,353,441,566

Annual Report

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

Templeton Foreign VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Foreign VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust's Board of Trustees (the Board), the Fund's administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund's business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund . As a result, differences may arise between the value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund's portfolio securities to the latest indications of fair value at 4 p.m Eastern time. At December 31, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund's NAV is not calculated, which could result in differences between the value of the Fund's portfolio securities on the last business day and the last calendar day

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

a. Financial Instrument Valuation (continued)

of the reporting period. Any security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives collateral in the form of cash and/or U.S. Government and Agency securities against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. Any cash collateral received is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities agent and/or third party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to any cash collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2020, the Fund has no securities on loan.

d. Income and Deferred Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Annual Report

Templeton Foreign VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

d. Income and Deferred Taxes (continued)

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities.

When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Amount	Shares	Amount
Class 1 Shares:
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	806,359	$9,224,666	315,303	$4,277,207
Shares issued in reinvestment of distributions.. . . . . . . . . .	325,707	3,651,171	273,789	3,542,825
Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,349,400)	(16,205,291)	(844,252)	(11,442,710)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .	(217,334)	$(3,329,454)	(255,160)	$(3,622,678)
Class 2 Shares:
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,015,042	$124,442,450	7,564,257	$99,786,234
Shares issued in reinvestment of distributions.. . . . . . . . . .	2,981,404	32,735,824	2,342,581	29,727,357
Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(12,535,323)	(147,703,749)	(12,910,655)	(171,496,472)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .	1,461,123	$9,474,525	(3,003,817)	$(41,982,881)
Class 4 Shares:
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,219,556	$13,736,529	784,963	$10,500,046
Shares issued in reinvestment of distributions.. . . . . . . . . .	284,490	3,189,135	218,085	2,819,837
Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,669,364)	(20,214,547)	(2,661,084)	(36,187,718)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .	(165,318)	$(3,288,883)	(1,658,036)	$(22,867,835)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.900%	Up to and including $200 million
0.810%	Over $200 million, up to and including $700 million

0.775%	Over $700 million, up to and including $1.2 billion
0.750%	Over $1.2 billion, up to and including $1.3 billion

0.675%	Over $1.3 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion

0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

For the year ended December 31, 2020, the gross effective investment management fee rate was 0.811% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TIC, FT Services provides administrative services to the Fund. The fee is paid by TIC based on the Fund's average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2020, the Fund held investments in affiliated management investment companies as follows:

					Net Change in		Number of
	Value at				Unrealized	Value	Shares Held
	Beginning			Realized Gain	Appreciation	at End	at End	Investment
aa	of Year	Purchases	Sales	(Loss)	(Depreciation)	of Year	of Year	Income
Templeton Foreign VIP Fund
Non-Controlled Affiliates
								Dividends
Institutional Fiduciary Trust - Money
Market Portfolio, 0%.. . . . . . . . .	$70,825,763	$283,203,116	$(233,736,340)	$—	$—	$120,292,539	120,292,539	$185,345
Non-Controlled Affiliates
								Income from
								securities
								loaned
Institutional Fiduciary Trust - Money
Market Portfolio, 0%.. . . . . . . . .	$—	$260,204,128	$(260,204,128)	$—	$—	$—a	—	$15,612
Total Affiliated Securities. . . . .	$70,825,763	$543,407,244	$(493,940,468)	$—	$—	$120,292,539		$200,957

aAs of December 31, 2020, no longer held by the fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2020, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2020, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$13,644,309
Long term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	121,820,664
Total capital loss carryforwards.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$135,464,973

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

5. Income Taxes (continued)

The tax character of distributions paid during the years ended December 31, 2020 and 2019, was as follows:

	2020	2019
Distributions paid from:
Ordinary income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$39,576,130	$24,584,858
Long term capital gain.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	11,505,161
	$39,576,130	$36,090,019

At December 31, 2020, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distributable earnings:

Undistributed ordinary income.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$1,089,077,125

$316,464,790 (113,033,221)

$203,431,569

$22,035,070

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales, EU reclaims, corporate actions, passive foreign investment company shares and foreign capital gain taxes.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2020, aggregated $413,400,119 and $477,319,270, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 5, 2021, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 4, 2022, for a total of $2.675 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2020, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

•Level 1 – quoted prices in active markets for identical financial instruments

•Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

10. Fair Value Measurements (continued)

A summary of inputs used as of December 31, 2020, in valuing the Fund's investments in financial instruments carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Templeton Foreign VIP Fund
Assets:
Investments in Securities:
Common Stocks:
Aerospace & Defense .. . . . . . . . . . . . . . . . . . .	$—	$28,591,104	$—	$28,591,104
Airlines .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	14,186,772	—	14,186,772
Auto Components .. . . . . . . . . . . . . . . . . . . . . .	—	39,727,053	—	39,727,053
Automobiles .. . . . . . . . . . . . . . . . . . . . . . . . . .	—	53,517,423	—	53,517,423
Banks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	23,625,598	86,307,298	—	109,932,896
Beverages .. . . . . . . . . . . . . . . . . . . . . . . . . . .	—	19,742,826	—	19,742,826
Biotechnology . . . . . . . . . . . . . . . . . . . . . . . . .	—	4,427,700	—	4,427,700
Chemicals . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	22,327,745	—	22,327,745
Construction & Engineering . . . . . . . . . . . . . . .	—	17,233,933	—	17,233,933
Electronic Equipment, Instruments &
Components .. . . . . . . . . . . . . . . . . . . . . . . .	—	40,945,842	—	40,945,842
Energy Equipment & Services . . . . . . . . . . . . .	—	18,146,596	—	18,146,596
Food & Staples Retailing . . . . . . . . . . . . . . . . .	—	31,164,044	—	31,164,044
Health Care Providers & Services .. . . . . . . . . .	—	28,907,446	—	28,907,446
Household Durables .. . . . . . . . . . . . . . . . . . . .	—	25,020,716	—	25,020,716
Industrial Conglomerates . . . . . . . . . . . . . . . . .	—	33,803,795	—	33,803,795
Insurance .. . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	29,451,420	—	29,451,420
Interactive Media & Services .. . . . . . . . . . . . . .	26,409,391	—	—	26,409,391
Internet & Direct Marketing Retail .. . . . . . . . . .	—	15,027,977	—	15,027,977
IT Services .. . . . . . . . . . . . . . . . . . . . . . . . . . .	—	7,717,763	—	7,717,763
Machinery . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	18,076,879	—	18,076,879
Media .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	20,565,204	—	20,565,204
Metals & Mining .. . . . . . . . . . . . . . . . . . . . . . .	32,687,853	60,344,558	—	93,032,411
Multi-Utilities .. . . . . . . . . . . . . . . . . . . . . . . . . .	—	21,846,728	—	21,846,728
Oil, Gas & Consumable Fuels .. . . . . . . . . . . . .	5,762,660	54,865,946	—	60,628,606
Pharmaceuticals .. . . . . . . . . . . . . . . . . . . . . . .	—	109,229,414	—	109,229,414
Real Estate Management & Development .. . . .	—	44,171,153	—	44,171,153
Semiconductors & Semiconductor Equipment ..	35,188,913	71,484,917	—	106,673,830
Technology Hardware, Storage & Peripherals ..	—	67,791,429	—	67,791,429
Thrifts & Mortgage Finance .. . . . . . . . . . . . . . .	—	28,825,898	—	28,825,898
Tobacco .. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	23,551,167	—	23,551,167
Wireless Telecommunication Services .. . . . . . .	11,540,994	—	—	11,540,994
Short Term Investments. . . . . . . . . . . . . . . . . . . .	120,292,539	—	—	120,292,539
Total Investments in Securities.. . . . . . . . . . .	$255,507,948	$1,037,000,746	$—	$1,292,508,694

11. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Templeton Foreign VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Foreign VIP Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Foreign VIP Fund

At December 31, 2020, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2021 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

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Templeton Global Bond VIP Fund

This annual report for Templeton Global Bond VIP Fund covers the fiscal year ended December 31, 2020.

Class 1 Performance Summary as of December 31, 2020

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Average Annual
Share Class	Total Return
1
1-Year	-5.07%**
5-Year	+0.91%
10-Year	+1.81%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/21. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

**Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 12/31/19 for financial reporting purposes. Accordingly, adjusted total returns have been disclosed in the Financial Highlights and differ from those reported here.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/11–12/31/20)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the J.P. Morgan (JPM) Global Government Bond Index (GGBI) and the FTSE World Government Bond Index (WGBI). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to

Performance Information preceding the Fund Summaries.

$13,000					$12,746

$12,500					$12,576
$12,000					$11,963
$11,500
$11,000
$10,500
$10,000
$9,500
1/11	12/12	12/14	12/16	12/18	12/20
	Templeton Global Bond VIP	JPM GGBI***		FTSE WGBI***
	Fund

***Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

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Templeton Global Bond VIP Fund

Fund Goal and Main Investments

The Fund seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities market. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the J.P. Morgan Global Government Bond Index posted a +9.68% total return and the FTSE World Government Bond Index posted a +10.11% total return for the same period.1

Geographic Composition 12/31/20

% of Total
Net Assets
North America	20.8%
Asia	19.9%
Latin America & Caribbean	19.1%
Europe	5.5%
Middle East & Africa	1.6%
Supranational	0.5%
Short-Term Investments & Other Net Assets	32.6%

Economic and Market Overview

The 12-month period ended December 31, 2020, started optimistically, as a phase one trade deal between the U.S. and China appeared to bolster market sentiment, driving risk asset valuations higher in several markets across the globe. However, conditions changed radically and rapidly by late February, as the novel coronavirus (COVID-19) pandemic upended economies and financial markets around the world. Lockdown orders from governments trying to “flatten the curve” (i.e., stem the rate of infection) ultimately brought entire countries, regions and continents to an economic standstill in March and April. The speed and pervasiveness of the economic shocks were unprecedented. There is no historical comparison for the magnitude of aggregate demand that was destroyed, nor the magnitude of job losses in such a compressed timescale.

Risk aversion rapidly escalated to crisis levels and deepened throughout March, driving correlations to 1.0 across multiple asset classes as investors shed risk and moved into perceived safe havens. Credit markets experienced substantial price volatility, with the lower-rated credit tiers bearing the brunt of the selloffs. The U.S. Federal Reserve (Fed) responded quickly to the deepening crisis with two emergency rate cuts in March, the second of which dropped the federal funds target rate 100 basis points (bps) to the zero bound that was used during the 2008 global financial crisis (GFC). The Fed also cut reserve requirements and encouraged financial institutions to borrow directly from the discount window.

Growing liquidity strains throughout financial markets in March prompted the Fed to restart liquidity programs that had been created during the GFC, such as the Commercial Paper Funding Facility and the Primary Dealer Credit Facility. On March 23, the Fed took its financial market

1.Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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interventions beyond the scope of the GFC programs by creating corporate lending programs, and announcing its intentions to support lending to small- and medium-sized businesses through the newly created Main Street Business Lending Program. The Fed also pledged to buy unlimited government bonds, abandoning the previous quantitative easing (QE) targets it had announced a week earlier on March 15. The heightened demand for U.S. dollars (USD) around the world also led the Fed to expand its liquidity swaps program with foreign central banks beyond the five banks in its standing facility.

On the U.S. fiscal side, Congress passed the CARES Act (Coronavirus Aid, Relief, and Economic Security) on March 27, a USD$2.2 trillion fiscal relief program designed to provide loans to businesses, income support and unemployment benefits to individuals, and funding for hospitals and public health services. It was the largest economic relief bill in U.S. history.

In Europe, the European Central Bank (ECB) unveiled the €750 billion Pandemic Emergency Purchase Programme (PEPP) in an unscheduled mid-week announcement on March 18. ECB President Christine Lagarde commented that, “there are no limits to our commitment to the euro. We are determined to use the full potential of our tools, within our mandate.” PEPP appeared geared to support the more vulnerable states, as the program has unprecedented flexibility to buy a wide range of eligible securities, including Greek and Italian sovereign debt, as well as corporate commercial paper. The European Commission passed its €750 billion recovery fund in July, which was largely viewed by markets as a major step towards greater fiscal solidarity across the euro area.

In the second quarter of 2020, global financial markets rebounded from the extreme lows in March, as extraordinary measures from central banks and governments appeared to improve market confidence. Additionally, regional economies began to incrementally reopen and the improving economic data appeared to bolster optimism that the worst of the economic shocks had passed. Risk assets rallied and credit spreads tightened in many sectors during the second quarter, returning to levels last seen in early March and late February. Those trends largely extended through July and August as strengthening economic activity and profound policy interventions continued to fuel rallies across global financial markets through much of the summer. However, many risk assets appeared detached from underlying economic fundamentals due to extraordinary monetary policies.

Risk assets eventually pulled back from their summer high points in September 2020, as rising cases of COVID-19 appeared to concern investors, particularly as areas of Europe and Asia returned to various mobility restrictions. Developed market sovereign bond yields fluctuated during the summer months, rising on reflation expectations but dropping in September as broad risk aversion returned to global financial markets. Additionally, economic recoveries in many regions showed signs of levelling off in August and September, demonstrating that the improvements in the late spring and summer months were rebounds from the extreme low points in March and April, not trends that could be extrapolated through upcoming quarters.

Yoshihide Suga was confirmed as the new prime minister of Japan on September 16, following Shinzo Abe's resignation on August 28. Abe had been prime minister since December 2012. We expected political continuity in the near term, as Suga is an Abe loyalist who was often credited with pushing through many of Abe’s critical domestic reforms.

In October 2020, “risk-on” sentiment initially returned to global financial markets, with risk assets rallying during the first couple weeks of the month before broad risk aversion sharply returned, leading to significant price adjustments in various credit sectors during the second half of the month. Investors appeared concerned over resurgent waves of COVID-19 cases around the world. Market sentiments ultimately improved in November on apparent optimism over promising vaccine trials and prospects for a potential global economic recovery in 2021. Risk assets finished the final months of the year on broad-based rallies as initial vaccine distributions commenced.

However, market optimism in the fourth quarter ran in stark contrast to the worsening pandemic, as COVID-19 infections surged to record levels in areas of Europe, the U.S. and Latin America in the waning months of the year, with a highly contagious variant of the virus surfacing in dozens of countries. The harsh realities of a worldwide health crisis and deepening economic hardship continued to have profound consequences for lives and livelihoods around the world.

In late December 2020, the U.S. government passed a USD$900 billion support package that extended unemployment benefits until mid-March 2021 and provides one-time relief payments of USD$600 to most citizens. Additional fiscal stimulus appeared likely with the upcoming change in the U.S. government. The Fed continued to maintain low rates as well as its emergency support program from March through the end of the year, continuously reaffirming its commitment to use its “full range of tools to support the U.S. economy” at each policy meeting.

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TEMPLETON GLOBAL BOND VIP FUND

The ECB also kept monetary policy unchanged through the end of the year, with the main refinancing operations rate remaining at 0.0%, and the main deposit facility rate remaining at -0.5%. The ECB increased the size of the PEPP program to €1.85 trillion in December, after previously raising it to €1.35 trillion in June. The U.K. and the European Union also settled on final terms for post-Brexit trade agreements in the last week of the year.

The Bank of Japan (BOJ) also made no changes to its rates policy in 2020. Overnight interest rates remained at 0.1% and the yield target on the 10-year Japanese government bond remained at 0.0%. In the second quarter, the BOJ removed QE caps and quadrupled the size of its corporate debt purchases. It also increasingly focused on ensuring businesses had ample access to capital through various loan programs, increasing its lending program to USD$1 trillion. However, despite the BOJ's efforts to drive inflation higher during the Abenomics era, deflationary pressures returned, with core inflation dropping to -0.4% year-over- year in August and falling further to -0.9% in November. The BOJ announced in December that it had launched a comprehensive review of its monetary framework, scheduled to arrive in March 2021. We continued to expect the Japanese yen to appreciate against the USD during the period, on stable rate differentials and Japan’s strong external balance.

Nearly every country in the world declared some form of fiscal response to the economic crisis in 2020, with most countries pursuing programs that went beyond the measures they deployed during the GFC. Debt-to-GDP (gross domestic product) ratios have risen significantly in just about every country. On the monetary front, many central banks aggressively cut policy rates, with several indicating they intend to respond to ongoing economic adversity with additional accommodation as needed. During the 12-month period, Brazil cut rates by 250 bps to 2.00%, Colombia cut rates by 250 bps to 1.75%, Mexico cut rates by 300 bps to 4.25%, Indonesia cut rates by 125 bps to 3.75%, and India cut rates by 115 bps to 4.00%.

In global bond markets, the yield on the 10-year U.S. Treasury (UST) note finished the period 100 bps lower, at 0.92%, ranging from a pre-pandemic high of 1.92% on January 1 to an all-time low of 0.51% on August 4. The yield on the 10-year German Bund finished the year 38 bps lower at -0.57%, ranging from a pre-pandemic high of -0.19%

on January 13 to an all-time low of -0.86% on March 9, during peak financial market shocks. Sovereign bond yields also declined in several countries on ongoing monetary accommodation during the year, notably including much of Latin America and Asia, particularly Brazil, Mexico, Indonesia and India.

In currency markets, the USD initially strengthened in March on tremendous demand for U.S. dollars during the financial market shocks, but then entered a broad-based weakening pattern in mid-May that largely persisted through the end of December. Many developed market and emerging market currencies alike strengthened against the USD over the final seven months of the year. In credit markets, spreads widened substantially during peak financial market volatility in February and March, but progressively tightened from April through December, with several sovereign and corporate sectors finishing the year at pre-pandemic levels.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and regularly enter into various currency-related derivative instruments, such as currency and cross-currency forwards, currency and currency index futures contracts and currency options.

Manager’s Discussion

The strategy was structured around four key pillars during much of the reporting period: (1) maintaining high liquidity through elevated cash balances and risk-adjusted position weights; (2) holding long exposures to perceived safe-haven assets such as the Japanese yen, Swiss franc, Norwegian krone and Swedish krona; (3) targeting appropriate risk- adjusted returns in a select subset of emerging markets; and (4) underweighting overvalued developed fixed income markets, notably longer-term USTs. The strategy continued to emphasize select duration exposures in countries that have attractive risk-adjusted yields, resilient economic fundamentals and prudent fiscal and monetary policies. Several emerging markets continued to offer significantly higher yields than those available in the developed markets. The strategy entered the reporting period in a de-risked state as the investment team saw elevated global financial market risks that it believed were significantly underappreciated by markets. While the team was not explicitly anticipating the COVID-19 crisis, it was concerned that overvalued risk assets were vulnerable to a geopolitical, economic or financial market shock. The team adjusted the risk-sizing of various positions and hedged (using currency forwards)

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TEMPLETON GLOBAL BOND VIP FUND

a substantial amount of local-currency emerging market beta risk through proxy hedges (net-negative Australian dollar) and direct hedges (Indian rupee, South Korean won, Mexican peso and Brazilian real). The strategy held a net-negative position in the euro as the team expected fundamental weakening in the currency due to structural and political risks in the eurozone, along with headwinds to growth and reflation efforts across Europe.

The strategy remained significantly underweighted in developed market duration, preferring to hold short- to intermediate-term USTs, while holding no exposure to the long end of the curve. The strategy exited its negative duration exposure to USTs in the first quarter. The strategy held no duration exposure in the eurozone, and instead focused on higher-yielding local-currency bonds in specific emerging markets, such as Brazil, Mexico, Colombia, Indonesia, India and Ghana. The team also continued to broadly avoid credit sectors, which it believed were overvalued leading up to the crisis and increasingly vulnerable to insolvencies as the economic crisis progressed. During the period, the team used forward currency exchange contracts to actively manage currencies, and used interest-rate swaps to tactically manage duration exposures.

During the period, the Fund’s negative absolute performance was primarily due to currency positions. Interest-rate strategies contributed to absolute results, while sovereign credit exposures had a largely neutral effect. Among currencies, positions in Latin America (the Brazilian real and Argentine peso) detracted from absolute performance. The Fund’s net-negative positions in the euro and the Australian dollar also detracted from absolute results, as did tactical positioning (negative) in the Mexican peso. However, the Fund’s net-positive positions in the Japanese yen and the Swiss franc contributed to absolute performance, as did positions in northern European currencies (the Swedish krona and Norwegian krone). The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Select duration exposures in Latin America (Argentina and Mexico), Asia ex-Japan (India

and Indonesia) and Africa (Ghana) contributed to absolute results, while negative duration exposure to USTs during the first quarter detracted.

On a relative basis, the Fund underperformed its benchmark due to currency positions, followed by interest-rate strategies. Sovereign credit exposures had a largely neutral effect on relative results. Among currencies, overweighted positions in Latin America (the Brazilian real and Argentine peso) detracted from relative performance. The Fund’s underweighted positions in the euro, the Australian dollar and the Mexican peso also detracted from relative results. However, overweighted positions in northern European currencies (the Swedish krona and Norwegian krone) contributed to relative performance, as did the Fund’s overweighted positions in the Japanese yen and the Swiss franc. The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Underweighted duration exposure in the U.S. detracted from relative results, as did select underweighted duration exposures in Europe. However, select overweighted duration exposures in Latin America (Argentina and Mexico), Asia ex-Japan (India

and Indonesia) and Africa (Ghana) contributed to relative performance.

Thank you for your participation in Templeton Global Bond VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GLOBAL BOND VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Fund-Level		Fund-Level
			Expenses		Expenses		Net
	Beginning	Ending	Paid During	Ending	Paid During		Annualized
Share	Account	Account	Period	Account	Period		Expense
Class	Value 7/1/20	Value 12/31/20	7/1/20–12/31/201, 2	Value 12/31/20	7/1/20–12/31/201, 2	a	Ratio2
1	$1,000	$1,000.70	$2.35	$1,022.79	$2.37		0.47%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Global Bond VIP Fund

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 1

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$16.63	$17.54	$17.17	$16.85	$16.34
Income from investment operationsa:	0.52	0.89	0.88	0.83	0.62
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	(1.31)	(0.54)	(0.51)	(0.46)	(0.10)
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	(0.79)	0.35	0.37	0.37	0.52
Less distributions from:
Net investment income and net foreign currency gains.. .	(1.35)	(1.26)	—	—	—
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	—	—	(0.05)	(0.01)
Tax return of capital.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	(—)c	—	—	—	—
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.35)	(1.26)	—	(0.05)	(0.01)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$14.49	$16.63	$17.54	$17.17	$16.85
Total returnd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4.73)%	1.89%	2.15%	2.15%	3.21%
Ratios to average net assets
Expenses before waiver and payments by affiliates and
expense reduction. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.51%	0.53%	0.56%	0.53%	0.53%
Expenses net of waiver and payments by affiliates. . . . . . .	0.46%	0.44%	0.47%	0.46%	0.48%
Expenses net of waiver and payments by affiliates and					0.48%e
expense reduction. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.45%	0.42%	0.45%	0.46%e
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	3.43%	5.22%	5.09%	4.81%	3.88%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$224,704	$322,794	$285,046	$286,502	$241,792
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	52.84%	22.58%	18.22%	37.97%	59.00%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding. cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond VIP Fund (continued)

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 2

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$15.91	$16.83	$16.51	$16.25	$15.80
Income from investment operationsa:	0.46	0.82	0.81	0.76	0.56
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	(1.24)	(0.53)	(0.49)	(0.45)	(0.10)
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	(0.78)	0.29	0.32	0.31	0.46
Less distributions from:
Net investment income and net foreign currency gains.. .	(1.31)	(1.21)	—	—	—
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	—	—	(0.05)	(0.01)
Tax return of capital.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	(—)c	—	—	—	—
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.31)	(1.21)	—	(0.05)	(0.01)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$13.82	$15.91	$16.83	$16.51	$16.25
Total returnd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4.92)%	1.63%	1.94%	1.93%	2.94%
Ratios to average net assets
Expenses before waiver and payments by affiliates and
expense reduction. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.75%	0.78%	0.81%	0.78%	0.78%
Expenses net of waiver and payments by affiliates. . . . . . .	0.71%	0.69%	0.72%	0.71%	0.73%
Expenses net of waiver and payments by affiliates and					0.73%e
expense reduction. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.70%	0.67%	0.70%	0.71%e
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	3.16%	4.97%	4.84%	4.56%	3.63%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$2,022,487	$2,389,610	$2,544,900	$2,730,081	$2,812,535
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	52.84%	22.58%	18.22%	37.97%	59.00%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding. cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Annual Report

TGB-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond VIP Fund (continued)

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 4

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$16.27	$17.19	$16.88	$16.62	$16.18
Income from investment operationsa:	0.46	0.82	0.81	0.76	0.56
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	(1.27)	(0.55)	(0.50)	(0.45)	(0.11)
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	(0.81)	0.27	0.31	0.31	0.45
Less distributions from:
Net investment income and net foreign currency gains.. .	(1.29)	(1.19)	—	—	—
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	—	—	(0.05)	(0.01)
Tax return of capital.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	(—)c	—	—	—	—
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.29)	(1.19)	—	(0.05)	(0.01)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$14.17	$16.27	$17.19	$16.88	$16.62
Total returnd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(5.00)%	1.48%	1.84%	1.76%	2.87%
Ratios to average net assets
Expenses before waiver and payments by affiliates and
expense reduction. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.85%	0.88%	0.91%	0.88%	0.88%
Expenses net of waiver and payments by affiliates. . . . . . .	0.81%	0.79%	0.82%	0.81%	0.83%
Expenses net of waiver and payments by affiliates and					0.83%e
expense reduction. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.80%	0.77%	0.80%	0.81%e
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	3.06%	4.87%	4.74%	4.46%	3.53%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$76,771	$90,272	$94,312	$98,934	$96,798
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	52.84%	22.58%	18.22%	37.97%	59.00%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding. cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

TGB-10

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2020

Templeton Global Bond VIP Fund

Principal
a	a	Industry	Amount*	a	Value
a	a	a	a	a	a
Foreign Government and Agency Securities 46.6%
Argentina 1.8%
a,bArgentina BONCER,
Index Linked, 1.1%, 4/17/21.. . . . . . .	365,252,183	ARS	$2,547,335
Index Linked, 1%, 8/05/21.. . . . . . . .	197,247,071	ARS	1,387,789
Index Linked, 1.2%, 3/18/22.. . . . . . .	1,943,817,439	ARS	13,606,998
Index Linked, 1.3%, 9/20/22.. . . . . . .	16,771,612	ARS	112,093
Index Linked, 1.4%, 3/25/23.. . . . . . .	1,112,491,535	ARS	7,267,681
Index Linked, 1.5%, 3/25/24.. . . . . . .	1,112,491,539	ARS	6,650,114
b,cArgentina Bonos del Tesoro Nacional en
Pesos Badlar, FRN, 31.641%, (ARS
BADLAR + 2%), 4/03/22. . . . . . . . . .	24,036,000	ARS	155,231
bArgentina Government Bond,
18.2%, 10/03/21. . . . . . . . . . . . . . . .	820,823,000	ARS	4,735,423
16%, 10/17/23.. . . . . . . . . . . . . . . . .	844,288,000	ARS	2,692,248
15.5%, 10/17/26. . . . . . . . . . . . . . . .	1,668,306,000	ARS	3,879,808

			43,034,720
Brazil 1.0%
Brazil Notas do Tesouro Nacional, 10%,
1/01/21. . . . . . . . . . . . . . . . . . . . . . .	117,516,000	BRL	22,641,507
Colombia 1.8%
Colombia Government Bond,
Senior Bond, 7.75%, 4/14/21.. . . . . .	2,386,000,000	COP	707,155
Senior Bond, 4.375%, 3/21/23.. . . . .	362,000,000	COP	108,121
Senior Bond, 9.85%, 6/28/27.. . . . . .	576,000,000	COP	219,726
Colombia Titulos de Tesoreria,
B, 7%, 5/04/22.. . . . . . . . . . . . . . . . .	17,524,600,000	COP	5,441,181
B, 10%, 7/24/24.. . . . . . . . . . . . . . . .	40,977,000,000	COP	14,546,773
B, 7.5%, 8/26/26. . . . . . . . . . . . . . . .	35,134,200,000	COP	11,863,115
B, 6%, 4/28/28.. . . . . . . . . . . . . . . . .	29,113,600,000	COP	9,113,408

			41,999,479
Ghana 1.6%
Ghana Government Bond,
24.75%, 3/01/21. . . . . . . . . . . . . . . .	690,000	GHS	119,774
16.5%, 3/22/21. . . . . . . . . . . . . . . . .	1,730,000	GHS	296,862
16.25%, 5/17/21. . . . . . . . . . . . . . . .	7,250,000	GHS	1,241,152
24.5%, 6/21/21. . . . . . . . . . . . . . . . .	80,000	GHS	14,146
24.75%, 7/19/21. . . . . . . . . . . . . . . .	1,190,000	GHS	210,935
18.75%, 1/24/22. . . . . . . . . . . . . . . .	26,990,000	GHS	4,636,323
17.6%, 11/28/22. . . . . . . . . . . . . . . .	520,000	GHS	87,578
19%, 9/18/23.. . . . . . . . . . . . . . . . . .	150,000	GHS	25,355
19.75%, 3/25/24. . . . . . . . . . . . . . . .	26,840,000	GHS	4,602,058
19%, 11/02/26.. . . . . . . . . . . . . . . . .	80,510,000	GHS	13,048,859
19.75%, 3/15/32. . . . . . . . . . . . . . . .	80,510,000	GHS	12,797,848

			37,080,890
India 4.0%
India Government Bond,
8.79%, 11/08/21. . . . . . . . . . . . . . . .	653,000,000	INR	9,330,989
8.2%, 2/15/22. . . . . . . . . . . . . . . . . .	500,000,000	INR	7,191,604
8.35%, 5/14/22. . . . . . . . . . . . . . . . .	212,700,000	INR	3,089,362
8.15%, 6/11/22. . . . . . . . . . . . . . . . .	1,621,000,000	INR	23,561,404
6.84%, 12/19/22. . . . . . . . . . . . . . . .	98,000,000	INR	1,417,610
7.16%, 5/20/23. . . . . . . . . . . . . . . . .	133,700,000	INR	1,953,728
8.83%, 11/25/23. . . . . . . . . . . . . . . .	1,468,100,000	INR	22,518,431

The accompanying notes are an integral part of these financial statements.

Annual Report

TGB-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

			Principal
a	a	Industry	Amount*	a	Value
a	a	a	a	a	a
	Foreign Government and Agency Securities (continued)
	India (continued)
	India Government Bond, (continued)
	Senior Note, 5.22%, 6/15/25. . . . . . .		313,000,000	INR	$4,321,896
	7.59%, 1/11/26. . . . . . . . . . . . . . . . .		1,032,000,000	INR	15,607,187
	7.27%, 4/08/26. . . . . . . . . . . . . . . . .		214,000,000	INR	3,204,971

					92,197,182
	Indonesia 4.9%
	Indonesia Government Bond,
	FR34, 12.8%, 6/15/21. . . . . . . . . . . .		324,406,000,000	IDR	24,141,265
	FR61, 7%, 5/15/22.. . . . . . . . . . . . . .		244,849,000,000	IDR	18,160,651
	FR35, Senior Bond, 12.9%, 6/15/22..		71,229,000,000	IDR	5,735,693
	FR43, 10.25%, 7/15/22. . . . . . . . . . .		147,832,000,000	IDR	11,532,491
	FR63, 5.625%, 5/15/23. . . . . . . . . . .		274,915,000,000	IDR	20,229,336
	FR46, 9.5%, 7/15/23. . . . . . . . . . . . .		226,780,000,000	IDR	18,077,709
	FR39, 11.75%, 8/15/23. . . . . . . . . . .		5,491,000,000	IDR	458,380
	FR70, 8.375%, 3/15/24. . . . . . . . . . .		53,132,000,000	IDR	4,166,265
	FR44, 10%, 9/15/24.. . . . . . . . . . . . .		4,454,000,000	IDR	368,372
	FR81, 6.5%, 6/15/25. . . . . . . . . . . . .		101,941,000,000	IDR	7,655,733
	FR40, 11%, 9/15/25.. . . . . . . . . . . . .		46,856,000,000	IDR	4,113,127

					114,639,022
	Mexico 14.5%
	Mexican Bonos Desarr Fixed Rate,
	M, 6.5%, 6/10/21.. . . . . . . . . . . . . . .		1,413,720,000	MXN	71,703,274
	M, Senior Note, 7.25%, 12/09/21.. . .		1,840,710,000	MXN	95,033,288
	M, 6.5%, 6/09/22.. . . . . . . . . . . . . . .		2,147,994,000	MXN	111,253,386
	M, Senior Note, 6.75%, 3/09/23.. . . .		229,144,000	MXN	12,099,089
	M, Senior Bond, 8%, 12/07/23.. . . . .		836,490,000	MXN	46,202,989

					336,292,026
	Norway 5.5%
	dNorway Government Bond,
	144A, Reg S, 3.75%, 5/25/21.. . . . . .		335,990,000	NOK	39,746,904
	144A, Reg S, 2%, 5/24/23.. . . . . . . .		315,007,000	NOK	38,192,670
	144A, Reg S, 3%, 3/14/24.. . . . . . . .		265,052,000	NOK	33,430,124
	144A, Reg S, 1.75%, 3/13/25.. . . . . .		89,312,000	NOK	10,927,022
	144A, Reg S, 1.5%, 2/19/26.. . . . . . .		52,969,000	NOK	6,441,429

					128,738,149
	South Korea 11.0%
	Korea Treasury Bond,
	3%, 3/10/23.. . . . . . . . . . . . . . . . . . .		3,919,000,000	KRW	3,759,972
	2.25%, 9/10/23. . . . . . . . . . . . . . . . .		88,312,000,000	KRW	83,860,948
	1.875%, 3/10/24. . . . . . . . . . . . . . . .		33,811,000,000	KRW	31,854,621
	1.375%, 9/10/24. . . . . . . . . . . . . . . .		75,881,910,000	KRW	70,265,722
	3%, 9/10/24.. . . . . . . . . . . . . . . . . . .		18,500,000,000	KRW	18,121,176
	1.375%, 12/10/29. . . . . . . . . . . . . . .		53,382,000,000	KRW	47,708,850

					255,571,289
	Supranational 0.5%
	eInter-American Development Bank,
	Senior Bond, 7.5%, 12/05/24.. . . . . .		200,000,000	MXN	10,946,188
	.. . . . . . . . .Total Foreign Government and Agency Securities (Cost $1,267,123,431)			. .	1,083,140,452

TGB-12

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

			Principal
a	a	Industry	Amount*	a	Value
a	a	a	a	a	a
	U.S. Government and Agency Securities 20.8%
	United States 20.8%
	U.S. Treasury Notes,
	1.125%, 9/30/21. . . . . . . . . . . . . . . .		3,497,000		$3,523,502
	1.5%, 9/30/21. . . . . . . . . . . . . . . . . .		15,768,000		15,931,779
	2.125%, 12/31/21. . . . . . . . . . . . . . .		3,953,000		4,032,148
	1.5%, 10/31/24. . . . . . . . . . . . . . . . .		64,160,000		67,247,700
	1.5%, 11/30/24. . . . . . . . . . . . . . . . .		50,420,000		52,874,036
	1.75%, 12/31/24. . . . . . . . . . . . . . . .		22,672,000		24,018,150
	2%, 2/15/25.. . . . . . . . . . . . . . . . . . .		49,140,000		52,620,110
	2.125%, 5/15/25. . . . . . . . . . . . . . . .		58,760,000		63,428,665
	2.875%, 5/31/25. . . . . . . . . . . . . . . .		76,680,000		85,318,481
	2.625%, 12/31/25. . . . . . . . . . . . . . .		44,803,000		49,824,086
	1.625%, 2/15/26. . . . . . . . . . . . . . . .		24,220,000		25,762,133
	2.125%, 5/31/26. . . . . . . . . . . . . . . .		11,063,000		12,076,820
	1.625%, 10/31/26. . . . . . . . . . . . . . .		24,220,000		25,828,360

					482,485,970
	.. . . . .Total U.S. Government and Agency Securities (Cost $463,568,866)		. . . . . . . .	. . .	482,485,970
	Total Long Term Investments (Cost $1,730,692,297)
		. . . . . . . . . . . . .	. . . . . . . .	. . 1,565,626,422.
		Number of	Notional

		Contracts	Amount#
		a a	aa
	Options Purchased 0.7%
	Calls - Over-the-Counter
	Currency Options
	Foreign Exchange AUD/JPY,
	Counterparty CITI, January Strike
	Price 78.75 JPY, Expires 1/22/21.. . .	1	29,730,000	AUD	365,624
	Foreign Exchange AUD/JPY,
	Counterparty CITI, January Strike
	Price 79.00 JPY, Expires 1/22/21.. . .	1	26,674,000	AUD	283,333
	Foreign Exchange AUD/JPY,
	Counterparty CITI, April Strike Price
	81.00 JPY, Expires 4/29/21. . . . . . . .	1	19,266,000	AUD	205,458
	Foreign Exchange AUD/JPY,
	Counterparty CITI, June Strike Price
	81.00 JPY, Expires 6/21/21. . . . . . . .	1	29,640,000	AUD	415,785
	Foreign Exchange AUD/JPY,
	Counterparty CITI, June Strike Price
	84.15 JPY, Expires 6/18/21. . . . . . . .	1	30,645,000	AUD	153,690
	Foreign Exchange AUD/JPY,
	Counterparty CITI, December Strike
	Price 86.50 JPY, Expires 12/20/21.. .	1	22,983,000	AUD	161,357
	Foreign Exchange USD/AUD,
	Counterparty HSBK, January Strike
	Price 1.45 AUD, Expires 1/22/21. . . .	1	16,911,280		832
	Foreign Exchange USD/AUD,
	Counterparty HSBK, March Strike
	Price 1.46 AUD, Expires 3/22/21. . . .	1	14,358,483		13,259
	Foreign Exchange USD/AUD,
	Counterparty MSCO, February Strike
	Price 1.47 AUD, Expires 2/02/21. . . .	1	22,794,030		1,527
	Foreign Exchange USD/AUD,
	Counterparty MSCO, January Strike
	Price 1.48 AUD, Expires 1/21/21. . . .	1	19,862,726		393

	The accompanying notes are an integral part of these financial statements.			Annual Report	TGB-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

		Number of	Notional
a	a	Contracts	Amount#	a	Value
a	a	a a	aa	a	a
	Options Purchased (continued)
	Calls - Over-the-Counter (continued)
	Currency Options (continued)
	Foreign Exchange USD/AUD,
	Counterparty MSCO, April Strike Price
	1.48 AUD, Expires 4/16/21.. . . . . . . .	1	15,551,876		$19,368
	Foreign Exchange USD/AUD,
	Counterparty HSBK, February Strike
	Price 1.53 AUD, Expires 2/08/21. . . .	1	20,676,864		891
	Foreign Exchange USD/AUD,
	Counterparty HSBK, February Strike
	Price 1.54 AUD, Expires 2/10/21. . . .	1	24,565,503		966
	Foreign Exchange USD/JPY,
	Counterparty CITI, February Strike
	Price 104.78 JPY, Expires 2/01/21.. .	1	4,536,000		9,512
	Foreign Exchange USD/JPY,
	Counterparty CITI, February Strike
	Price 110.80 JPY, Expires 2/24/21. . .	1	49,303,000		4,196
	Foreign Exchange USD/JPY,
	Counterparty CITI, February Strike
	Price 115.00 JPY, Expires 2/24/21. . .	1	98,607,000		1,225
	Foreign Exchange USD/JPY,
	Counterparty CITI, August Strike Price
	115.95 JPY, Expires 8/11/21.. . . . . . .	1	27,911,000		15,713
	Foreign Exchange USD/MXN,
	Counterparty GSCO, March Strike
	Price 20.65 MXN, Expires 3/25/21.. .	1	48,868,000		901,267
	Foreign Exchange USD/MXN,
	Counterparty CITI, June Strike Price
	21.16 MXN, Expires 6/21/21. . . . . . .	1	28,804,000		711,995
	Foreign Exchange USD/MXN,
	Counterparty GSCO, June Strike Price
	22.83 MXN, Expires 6/09/21. . . . . . .	1	7,291,000		73,507
	Foreign Exchange USD/MXN,
	Counterparty CITI, March Strike Price
	23.23 MXN, Expires 3/24/21. . . . . . .	1	18,842,000		56,328
	Foreign Exchange USD/MXN,
	Counterparty CITI, April Strike Price
	23.30 MXN, Expires 4/29/21. . . . . . .	1	17,520,000		98,825
	Foreign Exchange USD/MXN,
	Counterparty CITI, April Strike Price
	23.75 MXN, Expires 4/09/21. . . . . . .	1	11,742,000		37,863
	Foreign Exchange USD/MXN,
	Counterparty CITI, June Strike Price
	24.81 MXN, Expires 6/30/21. . . . . . .	1	35,754,000		195,983
	Foreign Exchange USD/MXN,
	Counterparty CITI, April Strike Price
	25.48 MXN, Expires 4/09/21. . . . . . .	1	11,205,000		15,660
	Foreign Exchange USD/MXN,
	Counterparty CITI, June Strike Price
	26.09 MXN, Expires 6/18/21. . . . . . .	1	23,833,000		72,908
	Foreign Exchange USD/MXN,
	Counterparty CITI, October Strike
	Price 26.30 MXN, Expires 10/19/23..	1	16,875,000		777,058
	Foreign Exchange USD/MXN,
	Counterparty CITI, October Strike
	Price 26.30 MXN, Expires 10/19/23..	1	9,033,000		415,951

TGB-14

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

		Number of	Notional
a	a	Contracts	Amount#	a	Value
a	a	a a	aa	a	a
	Options Purchased (continued)
	Calls - Over-the-Counter (continued)
	Currency Options (continued)
	Foreign Exchange USD/MXN,
	Counterparty CITI, October Strike
	Price 26.30 MXN, Expires 10/19/23..	1	9,033,000		$415,951
	Foreign Exchange USD/MXN,
	Counterparty MSCO, March Strike
	Price 28.75 MXN, Expires 3/30/21.. .	1	24,669,000		6,177
	Foreign Exchange USD/MXN,
	Counterparty MSCO, August Strike
	Price 29.19 MXN, Expires 8/29/24.. .	1	21,864,000		1,019,302
	Foreign Exchange USD/MXN,
	Counterparty MSCO, August Strike
	Price 29.71 MXN, Expires 8/09/24.. .	1	21,864,000		941,769
	Foreign Exchange USD/MXN,
	Counterparty CITI, December Strike
	Price 29.73 MXN, Expires 12/07/21..	1	31,535,000		148,161
					7,541,834
	Puts - Over-the-Counter
	Currency Options
	Foreign Exchange AUD/JPY,
	Counterparty CITI, June Strike Price
	58.95 JPY, Expires 6/21/21. . . . . . . .	1	39,520,000	AUD	16,294
	Foreign Exchange AUD/JPY,
	Counterparty CITI, March Strike Price
	68.50 JPY, Expires 3/24/21. . . . . . . .	1	17,783,000	AUD	8,477
	Foreign Exchange AUD/JPY,
	Counterparty CITI, June Strike Price
	69.20 JPY, Expires 6/24/21. . . . . . . .	1	31,616,000	AUD	82,765
	Foreign Exchange AUD/JPY,
	Counterparty CITI, June Strike Price
	69.20 JPY, Expires 6/24/21. . . . . . . .	1	15,808,000	AUD	41,382
	Foreign Exchange AUD/JPY,
	Counterparty CITI, April Strike Price
	71.00 JPY, Expires 4/29/21. . . . . . . .	1	51,376,000	AUD	107,886
	Foreign Exchange AUD/JPY,
	Counterparty CITI, June Strike Price
	71.44 JPY, Expires 6/21/21. . . . . . . .	1	39,520,000	AUD	154,646
	Foreign Exchange AUD/JPY,
	Counterparty CITI, December Strike
	Price 75.00 JPY, Expires 12/20/21.. .	1	45,967,000	AUD	754,911
	Foreign Exchange AUD/JPY,
	Counterparty CITI, June Strike Price
	76.20 JPY, Expires 6/18/21. . . . . . . .	1	61,289,000	AUD	626,428
	Foreign Exchange USD/AUD,
	Counterparty HSBK, February Strike
	Price 1.28 AUD, Expires 2/08/21. . . .	1	12,330,240		103,455
	Foreign Exchange USD/AUD,
	Counterparty MSCO, May Strike Price
	1.30 AUD, Expires 5/12/21.. . . . . . . .	1	16,341,872		447,024
	Foreign Exchange USD/AUD,
	Counterparty MSCO, April Strike Price
	1.33 AUD, Expires 4/16/21.. . . . . . . .	1	8,931,989		327,876

The accompanying notes are an integral part of these financial statements. Annual Report

TGB-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

		Number of	Notional
a	a	Contracts	Amount#	a	Value
a	a	a a	aa	a	a
	Options Purchased (continued)
	Puts - Over-the-Counter (continued)
	Currency Options (continued)
	Foreign Exchange USD/AUD,
	Counterparty HSBK, January Strike
	Price 1.40 AUD, Expires 1/22/21. . . .	1	5,677,954		$436,715
	Foreign Exchange USD/JPY,
	Counterparty CITI, February Strike
	Price 102.10 JPY, Expires 2/24/21.. .	1	49,303,000		290,219
	Foreign Exchange USD/JPY,
	Counterparty CITI, August Strike Price
	102.65 JPY, Expires 8/11/21. . . . . . .	1	41,892,000		832,070
	Foreign Exchange USD/JPY,
	Counterparty CITI, February Strike
	Price 103.50 JPY, Expires 2/01/21.. .	1	29,582,000		261,319
	Foreign Exchange USD/MXN,
	Counterparty GSCO, March Strike
	Price 18.72 MXN, Expires 3/25/21.. .	1	41,049,000		164,595
	Foreign Exchange USD/MXN,
	Counterparty CITI, June Strike Price
	18.83 MXN, Expires 6/21/21. . . . . . .	1	34,913,000		334,344
	Foreign Exchange USD/MXN,
	Counterparty MSCO, August Strike
	Price 19.43 MXN, Expires 8/30/21.. .	1	16,398,000		342,469
	Foreign Exchange USD/MXN,
	Counterparty CITI, October Strike
	Price 19.85 MXN, Expires 10/19/23..	1	4,517,000		158,537
	Foreign Exchange USD/MXN,
	Counterparty CITI, October Strike
	Price 19.85 MXN, Expires 10/19/23..	1	4,517,000		158,537
	Foreign Exchange USD/MXN,
	Counterparty CITI, October Strike
	Price 19.85 MXN, Expires 10/19/23..	1	8,437,000		296,121
	Foreign Exchange USD/MXN,
	Counterparty MSCO, August Strike
	Price 19.88 MXN, Expires 8/11/21. . .	1	16,398,000		486,534
	Foreign Exchange USD/MXN,
	Counterparty CITI, March Strike Price
	20.66 MXN, Expires 3/24/21. . . . . . .	1	10,516,000		489,471
	Foreign Exchange USD/MXN,
	Counterparty GSCO, June Strike Price
	22.83 MXN, Expires 6/09/21. . . . . . .	1	7,291,000		994,813
					7,916,888
	Total Options Purchased (Cost $28,886,326).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .				15,458,722
	Short Term Investments 31.8%		Principal

a	a		Amount*	a	Value
a	a	a	a	a	a
	Foreign Government and Agency Securities 11.9%
	Argentina 0.1%
b,fArgentina Letras de la Nacion Argentina
	con Ajuste por CER,
a	Index Linked, 2/26/21. . . . . . . . . . . .		62,729,833	ARS	432,988
	5/21/21. . . . . . . . . . . . . . . . . . . . . . .		202,632,899	ARS	1,467,363
a	Index Linked, 9/13/21. . . . . . . . . . . .		111,839,579	ARS	801,134

TGB-16

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Short Term Investments (continued)

			Principal
a	a		Amount*		a	Value
a	a	a	a		a	a
	Foreign Government and Agency Securities (continued)
	Argentina (continued)
	b,fArgentina Letras Del Tesoro En Pesos A
	Descuento, 3/31/21.. . . . . . . . . . . . .		48,678,666		ARS	$308,906
						3,010,391
	Brazil 3.0%
	fBrazil Letras do Tesouro Nacional,
	4/01/21. . . . . . . . . . . . . . . . . . . . . . .		25,610,000		BRL	4,906,924
	7/01/21. . . . . . . . . . . . . . . . . . . . . . .		34,210,000		BRL	6,519,582
	10/01/21. . . . . . . . . . . . . . . . . . . . . .		302,400,000		BRL	57,139,108
						68,565,614
	Japan 8.7%
	fJapan Treasury Bills,
	1/12/21. . . . . . . . . . . . . . . . . . . . . . .		1,884,800,000		JPY	18,254,250
	1/12/21. . . . . . . . . . . . . . . . . . . . . . .		5,422,600,000		JPY	52,517,771
	1/18/21. . . . . . . . . . . . . . . . . . . . . . .		1,610,000,000		JPY	15,593,105
	2/10/21. . . . . . . . . . . . . . . . . . . . . . .		1,180,000,000		JPY	11,429,316
	3/10/21. . . . . . . . . . . . . . . . . . . . . . .		8,017,300,000		JPY	77,660,294
	3/22/21. . . . . . . . . . . . . . . . . . . . . . .		896,100,000		JPY	8,680,400
	3/25/21. . . . . . . . . . . . . . . . . . . . . . .		698,500,000		JPY	6,766,318
	4/12/21. . . . . . . . . . . . . . . . . . . . . . .		290,800,000		JPY	2,817,115
	6/16/21. . . . . . . . . . . . . . . . . . . . . . .		906,750,000		JPY	8,786,287
						202,504,856
	Mexico 0.1%
	fMexico Cetes, BI, 3/25/21.. . . . . . . . . .		24,448,000		MXN	1,218,197
	Total Foreign Government and Agency Securities (Cost $273,009,376)		. . . . . . . . . .	.	. .	275,299,058
	U.S. Government and Agency Securities 10.4%

	United States 10.4%
	fU.S. Treasury Bills,
	1/07/21. . . . . . . . . . . . . . . . . . . . . . .		64,460,000			64,459,892
	3/09/21. . . . . . . . . . . . . . . . . . . . . . .		113,820,000			113,804,825
	3/18/21. . . . . . . . . . . . . . . . . . . . . . .		64,460,000			64,452,157
						242,716,874
	.. . . . . . . . . . . . .Total U.S. Government and Agency Securities (Cost $242,711,668)			.	. .	242,716,874
		Industry	Shares

	Money Market Funds 9.5%
	United States 9.5%
	g,hInstitutional Fiduciary Trust - Money
	Market Portfolio, 0%. . . . . . . . . . . . .		221,215,254			221,215,254
	.. . . . . . . . . .Total Money Market Funds (Cost $221,215,254)	. . . . . . . . . . . . . . . . . . . .		.	. .	221,215,254
	Total Short Term Investments (Cost $736,936,298)
		. . . . . . . . . . . . . . . . . . . .		.	. .	739,231,186

						a

Total Investments (Cost $2,496,514,921) 99.9%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Options Written (0.8)%.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other Assets, less Liabilities 0.9%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net Assets 100.0%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$2,320,316,330 (18,551,294)

22,196,494

$2,323,961,530

a

The accompanying notes are an integral part of these financial statements.

Annual Report

TGB-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

					a
		Number of	Notional	a	Value
a	a	Contracts	Amount#
	iOptions Written (0.8)%
	Calls - Over-the-Counter
	Currency Options
	Foreign Exchange AUD/JPY,
	Counterparty CITI, January Strike
	Price 76.00 JPY, Expires 1/22/21.. . .	1	26,674,000	AUD	$(946,714)
	Foreign Exchange AUD/JPY,
	Counterparty CITI, January Strike
	Price 76.25 JPY, Expires 1/22/21.. . .	1	29,730,000	AUD	(986,586)
	Foreign Exchange AUD/JPY,
	Counterparty CITI, April Strike Price
	76.80 JPY, Expires 4/29/21. . . . . . . .	1	38,532,000	AUD	(1,356,653)
	Foreign Exchange AUD/JPY,
	Counterparty CITI, January Strike
	Price 76.95 JPY, Expires 1/22/21.. . .	1	31,616,000	AUD	(848,964)
	Foreign Exchange AUD/JPY,
	Counterparty CITI, June Strike Price
	78.00 JPY, Expires 6/21/21. . . . . . . .	1	29,640,000	AUD	(889,160)
	Foreign Exchange AUD/JPY,
	Counterparty CITI, June Strike Price
	80.50 JPY, Expires 6/18/21. . . . . . . .	1	30,645,000	AUD	(489,930)
	Foreign Exchange AUD/JPY,
	Counterparty CITI, December Strike
	Price 81.20 JPY, Expires 12/20/21.. .	1	22,983,000	AUD	(500,565)
	Foreign Exchange USD/AUD,
	Counterparty HSBK, January Strike
	Price 1.40 AUD, Expires 1/22/21. . . .	1	5,677,954		(1,445)
	Foreign Exchange USD/AUD,
	Counterparty MSCO, February Strike
	Price 1.44 AUD, Expires 2/02/21. . . .	1	8,362,475		(1,291)
	Foreign Exchange USD/AUD,
	Counterparty HSBK, January Strike
	Price 1.52 AUD, Expires 1/22/21. . . .	1	7,817,846		(66)
	Foreign Exchange USD/AUD,
	Counterparty HSBK, January Strike
	Price 1.52 AUD, Expires 1/27/21. . . .	1	6,879,660		(81)
	Foreign Exchange USD/AUD,
	Counterparty HSBK, March Strike
	Price 1.54 AUD, Expires 3/22/21. . . .	1	5,515,403		(1,544)
	Foreign Exchange USD/AUD,
	Counterparty MSCO, January Strike
	Price 1.57 AUD, Expires 1/21/21. . . .	1	9,344,403		(21)
	Foreign Exchange USD/JPY,
	Counterparty CITI, February Strike
	Price 107.00 JPY, Expires 2/24/21.. .	1	98,607,000		(82,495)
	Foreign Exchange USD/JPY,
	Counterparty CITI, February Strike
	Price 107.65 JPY, Expires 2/01/21.. .	1	19,721,000		(3,295)
	Foreign Exchange USD/JPY,
	Counterparty CITI, August Strike Price
	109.90 JPY, Expires 8/11/21. . . . . . .	1	41,892,000		(116,149)
	Foreign Exchange USD/MXN,
	Counterparty GSCO, March Strike
	Price 21.48 MXN, Expires 3/25/21.. .	1	48,868,000		(486,346)
	Foreign Exchange USD/MXN,
	Counterparty CITI, April Strike Price
	22.38 MXN, Expires 4/29/21. . . . . . .	1	8,760,000		(78,974)

TGB-18

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

						a
			Number of	Notional
a	a		Contracts	Amount#	a	Value
a	a		a	a	a	a
	iOptions Written (continued)
	Calls - Over-the-Counter (continued)
	Currency Options (continued)
	Foreign Exchange USD/MXN,
	Counterparty CITI, June Strike Price
	22.56	MXN, Expires 6/21/21. . . . . . .	1	19,202,000		$(239,215)
	Foreign Exchange USD/MXN,
	Counterparty CITI, April Strike Price
	24.57	MXN, Expires 4/29/21. . . . . . .	1	4,380,000		(13,805)
	Foreign Exchange USD/MXN,
	Counterparty CITI, March Strike Price
	25.87	MXN, Expires 3/24/21. . . . . . .	1	17,883,000		(12,438)
	Foreign Exchange USD/MXN,
	Counterparty CITI, March Strike Price
	26.08	MXN, Expires 3/24/21. . . . . . .	1	7,537,000		(4,732)
	Foreign Exchange USD/MXN,
	Counterparty MSCO, August Strike
	Price 26.61 MXN, Expires 8/30/21.. .		1	16,398,000		(83,130)
	Foreign Exchange USD/MXN,
	Counterparty CITI, April Strike Price
	27.24 MXN, Expires 4/09/21. . . . . . .		1	22,442,000		(15,249)
	Foreign Exchange USD/MXN,
	Counterparty MSCO, August Strike
	Price 27.38 MXN, Expires 8/11/21. . .		1	16,398,000		(61,265)
	Foreign Exchange USD/MXN,
	Counterparty CITI, December Strike
	Price 27.93 MXN, Expires 12/07/21..		1	10,512,000		(69,687)
	Foreign Exchange USD/MXN,
	Counterparty CITI, June Strike Price
	28.24 MXN, Expires 6/18/21. . . . . . .		1	23,833,000		(37,968)
	Foreign Exchange USD/MXN,
	Counterparty CITI, June Strike Price
	28.40 MXN, Expires 6/30/21. . . . . . .		1	23,836,000		(43,662)
	Foreign Exchange USD/MXN,
	Counterparty GSCO, June Strike Price
	30.36 MXN, Expires 6/09/21. . . . . . .		1	7,291,000		(5,935)
	Foreign Exchange USD/MXN,
	Counterparty CITI, October Strike
	Price 34.95 MXN, Expires 10/19/23..		1	4,517,000		(75,111)
	Foreign Exchange USD/MXN,
	Counterparty CITI, October Strike
	Price 34.95 MXN, Expires 10/19/23..		1	4,517,000		(75,111)
						(7,527,587)
	Puts - Over-the-Counter
	Currency Options
	Foreign Exchange AUD/JPY,
	Counterparty CITI, June Strike Price
	64.86 JPY, Expires 6/21/21. . . . . . . .		1	59,280,000	AUD	(67,583)
	Foreign Exchange AUD/JPY,
	Counterparty CITI, April Strike Price
	66.00 JPY, Expires 4/29/21. . . . . . . .		1	25,688,000	AUD	(18,474)
	Foreign Exchange AUD/JPY,
	Counterparty CITI, December Strike
	Price 68.40 JPY, Expires 12/20/21.. .		1	22,983,000	AUD	(154,519)

The accompanying notes are an integral part of these financial statements.

Annual Report

TGB-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

					a
		Number of	Notional		Value
a	a	Contracts	Amount#	a
a	a	a	a	a	a
	iOptions Written (continued)
	Puts - Over-the-Counter (continued)
	Currency Options (continued)
	Foreign Exchange AUD/JPY,
	Counterparty CITI, June Strike Price
	71.60 JPY, Expires 6/18/21. . . . . . . .	1	61,289,000	AUD	$(241,110)
	Foreign Exchange USD/AUD,
	Counterparty HSBK, May Strike Price
	1.29 AUD, Expires 5/05/21.. . . . . . . .	1	15,290,750		(320,038)
	Foreign Exchange USD/AUD,
	Counterparty MSCO, May Strike Price
	1.35 AUD, Expires 5/12/21.. . . . . . . .	1	31,506,748		(1,700,783)
	Foreign Exchange USD/AUD,
	Counterparty MSCO, April Strike Price
	1.38 AUD, Expires 4/16/21.. . . . . . . .	1	5,718,544		(409,058)
	Foreign Exchange USD/AUD,
	Counterparty MSCO, February Strike
	Price 1.39 AUD, Expires 2/02/21. . . .	1	8,669,520		(621,646)
	Foreign Exchange USD/JPY,
	Counterparty CITI, August Strike Price
	98.00 JPY, Expires 8/11/21. . . . . . . .	1	13,980,000		(104,270)
	Foreign Exchange USD/JPY,
	Counterparty CITI, February Strike
	Price 98.80 JPY, Expires 2/01/21.. . .	1	17,256,000		(7,983)
	Foreign Exchange USD/JPY,
	Counterparty CITI, February Strike
	Price 104.78 JPY, Expires 2/01/21.. .	1	4,536,000		(78,288)
	Foreign Exchange USD/MXN,
	Counterparty GSCO, March Strike
	Price 19.40 MXN, Expires 3/25/21.. .	1	41,049,000		(498,372)
	Foreign Exchange USD/MXN,
	Counterparty GSCO, June Strike Price
	19.61 MXN, Expires 6/09/21. . . . . . .	1	7,291,000		(154,458)
	Foreign Exchange USD/MXN,
	Counterparty CITI, June Strike Price
	19.79 MXN, Expires 6/21/21. . . . . . .	1	34,913,000		(898,769)
	Foreign Exchange USD/MXN,
	Counterparty CITI, June Strike Price
	20.24 MXN, Expires 6/30/21. . . . . . .	1	11,918,000		(445,705)
	Foreign Exchange USD/MXN,
	Counterparty MSCO, August Strike
	Price 20.94 MXN, Expires 8/30/21.. .	1	16,398,000		(982,956)
	Foreign Exchange USD/MXN,
	Counterparty MSCO, August Strike
	Price 21.43 MXN, Expires 8/11/21. . .	1	16,398,000		(1,268,490)
	Foreign Exchange USD/MXN,
	Counterparty CITI, October Strike
	Price 22.32 MXN, Expires 10/19/23..	1	16,875,000		(1,473,601)
	Foreign Exchange USD/MXN,
	Counterparty CITI, October Strike
	Price 22.32 MXN, Expires 10/19/23..	1	9,033,000		(788,802)
	Foreign Exchange USD/MXN,
	Counterparty CITI, October Strike
	Price 22.32 MXN, Expires 10/19/23..	1	9,033,000		(788,802)
					(11,023,707)
	Total Options Written (Premiums received $16,875,384).. . . . . . . . . . . . . . . . . . . . . . . . . .				$(18,551,294)

TGB-20

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

#Notional amount is the number of units specified in the contract, and can include currency units, bushels, shares, pounds, barrels or other units. Currency units are stated in

U.S. dollars unless otherwise indicated.

*The principal amount is stated in U.S. dollars unless otherwise indicated. a Redemption price at maturity is adjusted for inflation. See Note 1(f).

b Securities denominated in Argentine Peso have been designated as Level 3 investments. See Note 12 regarding fair value measurements. c The coupon rate shown represents the rate at period end.

dSecurity was purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. 144A securities may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. Regulation S securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2020, the aggregate value of these securities was $128,738,149, representing 5.5% of net assets.

eA supranational organization is an entity formed by two or more central governments through international treaties.

fThe security was issued on a discount basis with no stated coupon rate.

gSee Note 3(e) regarding investments in affiliated management investment companies.

hThe rate shown is the annualized seven-day effective yield at period end.

iSee Note 1(c) regarding written options.

At December 31, 2020, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

	Counter-			Contract		Settlement	Unrealized	Unrealized
Currency	partya	Type	Quantity	Amount*		Date	Appreciation	Depreciation
a	a	a	a	a		a	a	a
OTC Forward Exchange Contracts
Brazilian Real.. . . . . .	CITI	Buy	177,213,700	35,182,390		1/04/21	$—	$(1,063,465)
Brazilian Real.. . . . . .	CITI	Sell	177,213,700	30,586,782		1/04/21	—	(3,532,143)
Euro.. . . . . . . . . . . . .	CITI	Buy	33,700,000	41,012,900		1/04/21	158,389	—
Euro.. . . . . . . . . . . . .	CITI	Sell	33,700,000	37,987,988		1/04/21	—	(3,183,301)
Brazilian Real.. . . . . .	HSBK	Buy	93,155,800	18,308,923		1/05/21	—	(373,651)
Brazilian Real.. . . . . .	HSBK	Sell	93,155,800	16,086,306		1/05/21	—	(1,848,965)
South Korean Won.. .	HSBK	Buy	42,561,000,000	38,607,583		1/08/21	513,083	—
South Korean Won.. .	HSBK	Sell	42,561,000,000	36,389,364		1/08/21	—	(2,731,303)
Euro.. . . . . . . . . . . . .	UBSW	Sell	8,109,795	8,689,078	CHF	1/11/21	—	(92,508)
Swiss Franc.. . . . . . .	UBSW	Sell	8,689,078	8,061,603	EUR	1/11/21	33,623	—
Australian Dollar.. . . .	JPHQ	Sell	5,931,539	452,327,326	JPY	1/13/21	—	(192,452)
Euro.. . . . . . . . . . . . .	UBSW	Sell	5,039,506	5,430,597	CHF	1/13/21	—	(22,245)
Japanese Yen.. . . . . .	JPHQ	Sell	465,945,132	5,931,539	AUD	1/13/21	60,553	—
Mexican Peso.. . . . . .	CITI	Buy	404,375,000	20,233,622		1/13/21	83,488	—
Mexican Peso.. . . . . .	CITI	Sell	404,375,000	18,709,804		1/13/21	—	(1,607,305)
South Korean Won.. .	DBAB	Buy	13,919,000,000	12,865,924		1/13/21	—	(71,969)
South Korean Won.. .	DBAB	Sell	13,919,000,000	11,609,809		1/13/21	—	(1,184,146)
Swiss Franc.. . . . . . .	UBSW	Sell	5,430,597	5,038,664	EUR	1/13/21	21,217	—
Euro.. . . . . . . . . . . . .	GSCO	Sell	7,941,195	8,527,493	CHF	1/14/21	—	(68,861)
Swiss Franc.. . . . . . .	GSCO	Sell	8,527,493	7,908,422	EUR	1/14/21	28,813	—
Mexican Peso.. . . . . .	CITI	Buy	595,223,000	29,776,932		1/15/21	121,789	—
Mexican Peso.. . . . . .	CITI	Sell	595,223,000	27,490,440		1/15/21	—	(2,408,281)
Chinese Yuan.. . . . . .	CITI	Buy	125,329,450	19,174,578		1/19/21	80,264	—
Chinese Yuan.. . . . . .	HSBK	Buy	135,702,480	20,756,914		1/19/21	91,576	—
Euro.. . . . . . . . . . . . .	DBAB	Sell	10,035,282	104,016,200	SEK	1/19/21	382,047	—
Euro.. . . . . . . . . . . . .	JPHQ	Sell	18,291,233	198,445,700	NOK	1/19/21	792,010	—
South Korean Won.. .	HSBK	Buy	13,984,825,441	12,685,800		1/19/21	168,744	—
South Korean Won.. .	HSBK	Sell	13,984,825,441	11,602,776		1/19/21	—	(1,251,768)
Mexican Peso.. . . . . .	CITI	Buy	299,321,000	14,915,221		1/21/21	116,340	(7,207)
Mexican Peso.. . . . . .	CITI	Sell	299,321,000	14,091,331		1/21/21	—	(933,023)
Mexican Peso.. . . . . .	CITI	Buy	223,105,000	11,223,144		1/22/21	—	(25,788)
Mexican Peso.. . . . . .	CITI	Sell	223,105,000	10,493,775		1/22/21	—	(703,581)
Mexican Peso.. . . . . .	JPHQ	Buy	57,736,000	2,903,977		1/22/21	—	(6,281)
Mexican Peso.. . . . . .	JPHQ	Sell	57,736,000	2,607,533		1/22/21	—	(290,163)

The accompanying notes are an integral part of these financial statements.

Annual Report

TGB-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)

	Counter-			Contract		Settlement	Unrealized	Unrealized
Currency	partya	Type	Quantity	Amount*		Date	Appreciation	Depreciation
a	a	a	a	a		a	a	a
OTC Forward Exchange Contracts (continued)
Euro.. . . . . . . . . . . . .	HSBK	Sell	25,253,939	3,112,320,681	JPY	1/25/21	$—	$(718,362)
Australian Dollar.. . . .	HSBK	Buy	4,821,000	3,590,329		1/27/21	127,888	—
Australian Dollar.. . . .	HSBK	Sell	4,821,000	3,416,995		1/27/21	—	(301,222)
Mexican Peso.. . . . . .	CITI	Buy	12,590,000	632,266		1/27/21	—	(771)
Mexican Peso.. . . . . .	CITI	Sell	250,042,000	11,849,939		1/27/21	—	(691,779)
South Korean Won.. .	HSBK	Buy	63,804,055,536	57,875,309		1/29/21	772,613	—
South Korean Won.. .	HSBK	Sell	63,804,055,536	56,267,080		1/29/21	—	(2,380,842)
Brazilian Real.. . . . . .	CITI	Sell	72,644,928	13,456,752		2/02/21	—	(527,303)
Brazilian Real.. . . . . .	HSBK	Sell	160,509,575	30,775,804		2/02/21	366,122	(488,203)
Brazilian Real.. . . . . .	JPHQ	Sell	60,285,900	11,151,046		2/02/21	—	(453,912)
South Korean Won.. .	DBAB	Buy	13,920,000,000	12,857,717		2/04/21	—	(62,541)
South Korean Won.. .	DBAB	Sell	13,920,000,000	11,622,276		2/04/21	—	(1,172,900)
Indian Rupee. . . . . . .	CITI	Buy	149,657,200	2,018,440		2/08/21	23,605	—
Indian Rupee. . . . . . .	JPHQ	Buy	205,330,400	2,769,242		2/08/21	32,453	—
Euro.. . . . . . . . . . . . .	UBSW	Sell	8,111,577	8,689,162	CHF	2/09/21	—	(92,728)
Indian Rupee. . . . . . .	HSBK	Buy	241,380,400	3,254,487		2/09/21	38,767	—
Swiss Franc.. . . . . . .	UBSW	Sell	8,689,162	8,062,654	EUR	2/09/21	32,907	—
Australian Dollar.. . . .	HSBK	Buy	15,808,000	11,773,909		2/10/21	420,255	—
Australian Dollar.. . . .	HSBK	Sell	15,808,000	11,369,509		2/10/21	—	(824,656)
Euro.. . . . . . . . . . . . .	UBSW	Sell	20,210,865	21,723,143	CHF	2/10/21	—	(148,151)
South Korean Won.. .	HSBK	Buy	75,818,000,000	69,121,508		2/10/21	569,639	—
South Korean Won.. .	HSBK	Sell	75,818,000,000	67,138,354		2/10/21	—	(2,552,794)
Swiss Franc.. . . . . . .	UBSW	Sell	21,723,143	20,162,411	EUR	2/10/21	88,904	—
Australian Dollar.. . . .	HSBK	Buy	6,937,000	5,166,726		2/12/21	184,482	—
Australian Dollar.. . . .	HSBK	Sell	6,937,000	5,037,649		2/12/21	—	(313,559)
Euro.. . . . . . . . . . . . .	GSCO	Sell	10,558,941	11,370,079	CHF	2/12/21	—	(53,414)
Swiss Franc.. . . . . . .	GSCO	Sell	11,370,079	10,540,245	EUR	2/12/21	30,553	—
Euro.. . . . . . . . . . . . .	DBAB	Sell	25,071,532	255,476,400	SEK	2/16/21	410,871	—
Mexican Peso.. . . . . .	CITI	Sell	546,651,200	24,633,360		2/16/21	—	(2,723,482)
Chinese Yuan.. . . . . .	JPHQ	Buy	94,285,000	14,394,920		2/18/21	61,822	—
Australian Dollar.. . . .	JPHQ	Sell	45,472,501	3,464,199,714	JPY	2/22/21	—	(1,511,165)
Euro.. . . . . . . . . . . . .	BOFA	Sell	7,066,000	8,402,520		2/22/21	—	(239,622)
Japanese Yen.. . . . . .	JPHQ	Sell	3,571,720,807	45,472,501	AUD	2/22/21	469,275	—
Euro.. . . . . . . . . . . . .	JPHQ	Sell	13,349,845	15,834,652		2/23/21	—	(493,343)
Euro.. . . . . . . . . . . . .	HSBK	Sell	25,252,747	3,170,191,934	JPY	2/24/21	—	(166,848)
Australian Dollar.. . . .	CITI	Sell	31,292,467	2,371,562,224	JPY	2/25/21	—	(1,159,558)
Australian Dollar.. . . .	JPHQ	Sell	119,768,499	9,077,741,433	JPY	2/25/21	—	(4,429,880)
Euro.. . . . . . . . . . . . .	HSBK	Sell	50,507,550	6,262,645,380	JPY	2/25/21	—	(1,090,204)
Japanese Yen.. . . . . .	CITI	Sell	2,457,603,992	31,292,467	AUD	2/25/21	325,781	—
Japanese Yen.. . . . . .	JPHQ	Sell	9,406,837,061	119,768,499	AUD	2/25/21	1,240,822	—
Australian Dollar.. . . .	CITI	Sell	3,372,533	255,563,103	JPY	2/26/21	—	(125,263)
Euro.. . . . . . . . . . . . .	CITI	Sell	20,106,846	2,529,075,228	JPY	2/26/21	—	(85,983)
Japanese Yen.. . . . . .	CITI	Buy	2,796,566,000	26,458,830		2/26/21	641,184	—
Japanese Yen.. . . . . .	CITI	Sell	264,866,234	3,372,533	AUD	2/26/21	35,112	—
Japanese Yen.. . . . . .	JPHQ	Buy	4,594,279,100	43,404,543		2/26/21	1,116,140	—
Brazilian Real.. . . . . .	CITI	Sell	177,213,700	35,127,297		3/02/21	1,079,585	—
Mexican Peso.. . . . . .	CITI	Sell	861,862,000	38,568,616		3/02/21	—	(4,496,832)
Indian Rupee. . . . . . .	CITI	Buy	200,059,600	2,691,252		3/08/21	30,649	—
Indian Rupee. . . . . . .	JPHQ	Buy	205,911,800	2,769,240		3/08/21	32,284	—
Mexican Peso.. . . . . .	CITI	Sell	440,156,000	20,126,477		3/08/21	—	(1,852,408)
Indian Rupee. . . . . . .	HSBK	Buy	242,055,750	3,254,487		3/09/21	38,411	—
Indian Rupee. . . . . . .	JPHQ	Buy	266,347,200	3,582,584		3/09/21	40,773	—
South Korean Won.. .	GSCO	Buy	44,346,000,000	40,847,968		3/09/21	—	(87,298)
South Korean Won.. .	GSCO	Sell	44,346,000,000	37,383,351		3/09/21	—	(3,377,319)
Australian Dollar.. . . .	CITI	Sell	23,089,500	1,766,224,375	JPY	3/10/21	—	(696,259)
Euro.. . . . . . . . . . . . .	UBSW	Sell	10,068,687	10,861,193	CHF	3/10/21	—	(27,321)
Japanese Yen.. . . . . .	CITI	Sell	834,402,500	10,625,000	AUD	3/10/21	110,604	—

TGB-22

Annual Report The accompanying notes are an integral part of these financial statements.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)

	Counter-			Contract		Settlement	Unrealized	Unrealized
Currency	partya	Type	Quantity	Amount*		Date	Appreciation	Depreciation
a	a	a	a	a		a	a	a
OTC Forward Exchange Contracts (continued)
Swiss Franc.. . . . . . .	UBSW	Sell	10,861,193	10,050,379	EUR	3/10/21	$4,922	$—
Australian Dollar.. . . .	HSBK	Sell	14,685,041	1,131,174,023	JPY	3/11/21	—	(366,707)
Euro.. . . . . . . . . . . . .	GSCO	Sell	13,210,994	14,212,520	CHF	3/11/21	—	(79,093)
Mexican Peso.. . . . . .	CITI	Sell	539,656,000	23,963,623		3/11/21	—	(2,974,215)
Swiss Franc.. . . . . . .	GSCO	Sell	14,212,520	13,177,921	EUR	3/11/21	38,628	—
Chinese Yuan.. . . . . .	JPHQ	Buy	188,842,190	28,786,382		3/15/21	120,334	—
Euro.. . . . . . . . . . . . .	DBAB	Sell	33,580,296	346,720,571	SEK	3/15/21	1,089,930	—
Euro.. . . . . . . . . . . . .	GSCO	Sell	10,558,082	11,369,999	CHF	3/15/21	—	(49,827)
Swiss Franc.. . . . . . .	GSCO	Sell	11,369,999	10,494,350	EUR	3/15/21	—	(28,157)
Australian Dollar.. . . .	HSBK	Sell	81,620,000	6,273,721,300	JPY	3/16/21	—	(2,165,868)
Chinese Yuan.. . . . . .	HSBK	Buy	68,097,210	10,378,457		3/16/21	44,675	—
Euro.. . . . . . . . . . . . .	JPHQ	Sell	18,684,804	198,445,700	NOK	3/16/21	278,786	—
Mexican Peso.. . . . . .	CITI	Sell	545,017,000	25,079,239		3/16/21	—	(2,110,193)
Australian Dollar.. . . .	HSBK	Sell	9,830,000	754,855,530	JPY	3/17/21	—	(267,850)
Mexican Peso.. . . . . .	MSCO	Sell	616,953,800	29,350,721		3/17/21	—	(1,423,820)
South Korean Won.. .	CITI	Buy	4,215,000,000	3,841,212		3/22/21	32,601	—
South Korean Won.. .	CITI	Sell	4,215,000,000	3,570,521		3/22/21	—	(303,292)
Mexican Peso.. . . . . .	MSCO	Sell	103,277,000	4,655,682		3/24/21	—	(491,676)
Euro.. . . . . . . . . . . . .	HSBK	Sell	25,254,215	3,106,369,487	JPY	3/25/21	—	(796,535)
Euro.. . . . . . . . . . . . .	CITI	Sell	22,619,073	2,852,513,891	JPY	3/29/21	—	(33,258)
Euro.. . . . . . . . . . . . .	CITI	Sell	33,700,000	41,090,747		3/29/21	—	(158,961)
Euro.. . . . . . . . . . . . .	CITI	Sell	22,619,073	2,787,144,769	JPY	3/31/21	—	(667,530)
Euro.. . . . . . . . . . . . .	JPHQ	Sell	20,737,524	230,077,650	NOK	3/31/21	1,444,635	—
Mexican Peso.. . . . . .	GSCO	Sell	452,466,000	20,057,895		4/05/21	—	(2,461,254)
Australian Dollar.. . . .	HSBK	Sell	14,684,959	1,111,761,533	JPY	4/13/21	—	(552,412)
Australian Dollar.. . . .	JPHQ	Sell	28,382,293	2,152,140,576	JPY	4/13/21	—	(1,034,821)
Euro.. . . . . . . . . . . . .	GSCO	Sell	7,929,022	8,527,545	CHF	4/13/21	—	(48,144)
Euro.. . . . . . . . . . . . .	UBSW	Sell	5,043,109	5,430,597	CHF	4/13/21	—	(22,909)
Mexican Peso.. . . . . .	CITI	Sell	211,419,600	9,442,126		4/13/21	—	(1,070,288)
Swiss Franc.. . . . . . .	GSCO	Sell	8,527,545	7,869,025	EUR	4/13/21	—	(25,319)
Swiss Franc.. . . . . . .	UBSW	Sell	5,430,597	5,022,192	EUR	4/13/21	—	(2,703)
Euro.. . . . . . . . . . . . .	DBAB	Sell	13,397,109	138,688,215	SEK	4/15/21	472,712	—
Euro.. . . . . . . . . . . . .	DBAB	Sell	10,025,271	104,016,200	SEK	4/16/21	382,005	—
South Korean Won.. .	HSBK	Buy	7,007,000,000	6,387,187		4/20/21	51,727	—
South Korean Won.. .	HSBK	Sell	7,007,000,000	6,116,979		4/20/21	—	(321,935)
Australian Dollar.. . . .	MSCO	Buy	2,096,000	1,573,425		4/21/21	44,118	—
Australian Dollar.. . . .	MSCO	Sell	2,096,000	1,489,732		4/21/21	—	(127,811)
Euro.. . . . . . . . . . . . .	CITI	Sell	20,106,927	2,467,743,293	JPY	4/30/21	—	(695,979)
Japanese Yen.. . . . . .	CITI	Buy	4,212,680,000	40,850,745		4/30/21	5,207	—
Mexican Peso.. . . . . .	CITI	Sell	660,655,100	29,513,293		4/30/21	—	(3,270,712)
Australian Dollar.. . . .	CITI	Sell	2,393,000	178,673,345	JPY	5/06/21	—	(113,934)
Mexican Peso.. . . . . .	CITI	Sell	23,651,000	1,136,767		5/13/21	—	(35,079)
Japanese Yen.. . . . . .	CITI	Buy	727,486,679	6,927,290		5/17/21	129,647	—
Euro.. . . . . . . . . . . . .	GSCO	Sell	1,230,811	1,466,757		5/20/21	—	(41,521)
Euro.. . . . . . . . . . . . .	JPHQ	Sell	13,349,846	15,865,958		5/24/21	—	(494,839)
Euro.. . . . . . . . . . . . .	MSCO	Sell	30,744,500	36,649,289		5/27/21	—	(1,031,858)
Indian Rupee. . . . . . .	CITI	Buy	151,776,500	2,018,439		6/08/21	22,621	—
Euro.. . . . . . . . . . . . .	UBSW	Sell	8,063,735	8,689,078	CHF	6/09/21	—	(25,950)
Indian Rupee. . . . . . .	CITI	Buy	89,376,700	1,187,888		6/09/21	13,873	—
Swiss Franc.. . . . . . .	UBSW	Sell	8,689,078	8,031,536	EUR	6/09/21	—	(13,525)
Euro.. . . . . . . . . . . . .	DBAB	Sell	26,961,737	277,376,415	SEK	6/11/21	715,728	—
Euro.. . . . . . . . . . . . .	DBAB	Sell	5,298,434	54,462,600	SEK	6/15/21	134,650	—
Euro.. . . . . . . . . . . . .	DBAB	Sell	6,199,274	66,595,700	NOK	6/15/21	161,704	—
Japanese Yen.. . . . . .	CITI	Buy	3,558,290,259	34,310,001		6/15/21	219,747	—
Japanese Yen.. . . . . .	JPHQ	Buy	14,722,547,314	141,897,232		6/15/21	970,779	—
Chinese Yuan.. . . . . .	HSBK	Buy	68,493,670	10,378,458		6/16/21	45,237	—
Euro.. . . . . . . . . . . . .	DBAB	Sell	9,571,391	101,812,800	NOK	6/16/21	131,868	—

The accompanying notes are an integral part of these financial statements.

Annual Report

TGB-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)

	Counter-			Contract		Settlement	Unrealized	Unrealized
Currency	partya	Type	Quantity	Amount*		Date	Appreciation	Depreciation
a	a	a	a	a		a	a	a
OTC Forward Exchange Contracts (continued)
Euro.. . . . . . . . . . . . .	DBAB	Sell	13,578,730	138,736,600	SEK	6/16/21	$242,685	$—
Euro.. . . . . . . . . . . . .	DBAB	Sell	8,945,963	95,003,000	NOK	6/18/21	104,365	—
Euro.. . . . . . . . . . . . .	JPHQ	Sell	2,465,027	25,140,000	SEK	6/18/21	38,416	—
Japanese Yen.. . . . . .	BNDP	Buy	2,244,657,680	21,784,862		6/22/21	—	(695)
Euro.. . . . . . . . . . . . .	CITI	Sell	22,619,081	2,788,932,752	JPY	6/30/21	—	(673,981)
Australian Dollar.. . . .	JPHQ	Sell	5,931,544	451,307,483	JPY	7/13/21	—	(198,506)
Euro.. . . . . . . . . . . . .	DBAB	Sell	5,298,435	54,526,200	SEK	9/15/21	134,636	—
Euro.. . . . . . . . . . . . .	DBAB	Sell	6,199,272	66,742,600	NOK	9/15/21	160,218	—
Euro.. . . . . . . . . . . . .	JPHQ	Sell	19,009,633	202,667,400	NOK	9/20/21	255,851	—
Japanese Yen.. . . . . .	JPHQ	Buy	1,180,260,000	11,507,883		9/21/21	—	(39,917)
Japanese Yen.. . . . . .	MSCO	Buy	9,526,876,470	92,355,861		9/21/21	211,797	—
Total Forward Exchange Contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .							$18,677,539	$(79,165,402)
Net unrealized appreciation (depreciation). . . . .			. . . . . . . . . . . . . .	. . . . . . . . . . .	. . . . . .	. . . . . . . .		$(60,487,863)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 10 regarding other derivative information.

See Abbreviations on page TGB-41.

TGB-24

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2020

Templeton
Global Bond
VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,275,299,667
Cost - Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	221,215,254
Value - Unaffiliated issuers .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,099,101,076
Value - Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	221,215,254
Cash.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,407,633
Restricted currency, at value (cost $3,193) (Note 1d). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,151
Foreign currency, at value (cost $3,787,220). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,781,188
Receivables:
Capital shares sold.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,004,347
Interest.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	14,628,365
Deposits with brokers for:
OTC derivative contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	66,930,973
Unrealized appreciation on OTC forward exchange contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	18,677,539
Other assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	337
Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,426,749,863
Liabilities:
Payables:
Investment securities purchased.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	463,749
Capital shares redeemed. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,016,699
Management fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	880,640
Distribution fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	448,759
Options written, at value (premiums received $16,875,384). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	18,551,294
Unrealized depreciation on OTC forward exchange contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	79,165,402
Deferred tax. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,286,229
Accrued expenses and other liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	975,561
Total liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	102,788,333
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,323,961,530
Net assets consist of:
Paid-in capital.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,743,348,578
Total distributable earnings (losses).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(419,387,048)
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,323,961,530

The accompanying notes are an integral part of these financial statements.

Annual Report

TGB-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2020

Templeton
Global Bond
VIP Fund
Class 1:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$224,703,591
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	15,502,215
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$14.49
Class 2:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,022,486,543
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	146,390,649
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$13.82
Class 4:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$76,771,396
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	5,419,116
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$14.17

TGB-26

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2020

Templeton

Global Bond

VIP Fund

Investment income:

Dividends:

Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Interest: (net of foreign taxes of $2,639,472)

Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses:

Management fees (Note 3a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distribution fees: (Note 3c)

Class 2. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class 4. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Custodian fees (Note 4).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Reports to shareholders.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Professional fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Trustees' fees and expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expense reductions (Note 4).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses waived/paid by affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Realized and unrealized gains (losses):

Net realized gain (loss) from:

Investments: (net of foreign taxes of $451,244)

Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Written options.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Foreign currency transactions.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Forward exchange contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Swap contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized gain (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation) on:

Investments:

Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Translation of other assets and liabilities denominated in foreign currencies.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Written options.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Forward exchange contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Swap contracts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Change in deferred taxes on unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease) in net assets resulting from operations.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$1,688,580

93,505,721

95,194,301

11,349,848

5,317,115

282,633

470,321

347,279

146,095

14,825

113,159

18,041,275

(356,564)

(1,044,163)

16,640,548

78,553,753

(88,414,051)

(21,331,965)

(7,181,805)

(21,322,484)

(117,098,171)

(255,348,476)

45,401,707

558,772

(7,062,273)

(24,408,172)

28,588,210

(205,474)

42,872,770

(212,475,706)

$(133,921,953)

The accompanying notes are an integral part of these financial statements.

Annual Report

TGB-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Global Bond VIP Fund
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$78,553,753	$143,948,395
Net realized gain (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(255,348,476)	40,922,392
Net change in unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . .	42,872,770	(136,420,695)
Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . . . .	(133,921,953)	48,450,092
Distributions to shareholders:
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(22,006,093)	(22,427,340)
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(177,353,662)	(175,601,316)
Class 4.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(6,338,562)	(6,224,019)
Distributions to shareholders from tax return of capital:
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,661)	—
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(13,386)	—
Class 4.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(478)	—
Total distributions to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(205,713,842)	(204,252,675)
Capital share transactions: (Note 2)
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(61,786,697)	55,417,128
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(74,631,398)	(21,954,185)
Class 4.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,661,086)	758,324
Total capital share transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(139,079,181)	34,221,267
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net increase (decrease) in net assets	(478,714,976)	(121,581,316)
Net assets:
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,802,676,506	2,924,257,822
End of year.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,323,961,530	$2,802,676,506

TGB-28

Annual Report

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

Templeton Global Bond VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Bond VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust's Board of Trustees (the Board), the Fund's administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund's pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund's pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund's net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated

Annual Report

TGB-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

b. Foreign Currency Translation (continued)

in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination.

Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund's custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund's investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

TGB-30

Annual Report

Templeton Global Bond VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

c. Derivative Financial Instruments (continued)

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the- counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 10 regarding other derivative information.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

d. Restricted Currency

At December 31, 2020, the Fund held currencies in certain markets in which the ability to repatriate such currency is limited. As a result of such limitations on repatriation, the Fund may incur substantial delays in gaining access to these assets and may be exposed to potential adverse movements in currency value.

e. Income and Deferred Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are

Annual Report

TGB-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security's interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Amount	Shares	Amount
Class 1 Shares:
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,250,493	$64,180,339	5,087,795	$89,164,653
Shares issued in reinvestment of distributions.. . . . . . . . . .	1,520,923	22,007,754	1,330,210	22,427,340
Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(9,677,321)	(147,974,790)	(3,257,868)	(56,174,865)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,905,905)	$(61,786,697)	3,160,137	$55,417,128
Class 2 Shares:
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,329,028	$147,468,530	7,233,859	$119,112,193
Shares issued in reinvestment of distributions.. . . . . . . . . .	12,843,378	177,367,048	10,873,146	175,601,316
Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(26,982,602)	(399,466,976)	(19,122,225)	(316,667,694)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,810,196)	$(74,631,398)	(1,015,220)	$(21,954,185)

TGB-32

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

2. Shares of Beneficial Interest (continued)

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Amount	Shares	Amount
Class 4 Shares:
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	867,773	$12,730,613	692,994	$11,712,750
Shares issued in reinvestment of distributions.. . . . . . . . . .	447,356	6,339,040	376,529	6,224,019
Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,443,142)	(21,730,739)	(1,010,027)	(17,178,445)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .	(128,013)	$(2,661,086)	59,496	$758,324

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million

0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion

0.430%	Over $10 billion, up to and including $12.5 billion

0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the year ended December 31, 2020, the gross effective investment management fee rate was 0.460% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund's average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

Annual Report

TGB-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

3. Transactions with Affiliates (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2020, the Fund held investments in affiliated management investment companies as follows:

					Net Change in		Number of
	Value at				Unrealized	Value	Shares Held
	Beginning			Realized Gain	Appreciation	at End	at End	Investment
aa	of Year	Purchases	Sales	(Loss)	(Depreciation)	of Year	of Year	Income
Templeton Global Bond VIP Fund
Non-Controlled Affiliates
								Dividends
Institutional Fiduciary Trust - Money
Market Portfolio, 0%.. . . . . . . . .	$691,092,548	$1,042,673,135	$(1,512,550,429)	$—	$—	$221,215,254	221,215,254	$1,688,580
Total Affiliated Securities. . . . .	$691,092,548	$1,042,673,135	$(1,512,550,429)	$—	$—	$221,215,254		$1,688,580

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2020, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		$9,962,453
Long term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . .	186,743,959
Total capital loss carryforwards.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . .	$196,706,412
The tax character of distributions paid during the years ended December 31, 2020 and 2019, was as follows:
	2020	2019
Distributions paid from:
Ordinary income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$205,698,317	$204,252,675
Return of capital. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,525	—
	$205,713,842	$204,252,675

TGB-34

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

5. Income Taxes (continued)

At December 31, 2020, the cost of investments and net unrealized appreciation (depreciation), for income tax purposes were as follows:

Cost of investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$2,463,160,595

$164,932,086 (386,815,507)

$(221,883,421)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, options sold, swaps, inflation related adjustments on foreign securities and tax straddles.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2020, aggregated $883,018,892 and $947,470,844, respectively.

7. Credit Risk

At December 31, 2020, the Fund had 7.6% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Concentration of Risk

Investments in issuers domiciled or with significant operations in developing or emerging market countries may be subject to higher risks than investments in developed countries. These risks include fluctuating currency values, underdeveloped legal or business systems, and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Currencies of developing or emerging market countries may be subject to significantly greater risks than currencies of developed countries, including the potential inability to repatriate those currencies into U.S. dollars.

At December 31, 2020, the Fund had 2.0% of its net assets denominated in Argentine Pesos. Argentina has restricted currency repatriation since September 2019, and had restructured certain issues of its debt. Political and economic conditions in Argentina could continue to affect the value of the Fund's holdings.

9. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

Annual Report

TGB-35

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

10. Other Derivative Information

At December 31, 2020, the Fund's investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts	Statement of		Statement of
Not Accounted for as	Assets and Liabilities		Assets and Liabilities
Hedging Instruments	Location	Fair Value	Location	Fair Value
Templeton Global Bond VIP Fund
Foreign exchange contracts. . .
	Investments in securities, at value	$15,458,722a	Options written, at value	$18,551,294
	Unrealized appreciation on OTC	18,677,539	Unrealized depreciation on OTC	79,165,402
	forward exchange contracts		forward exchange contracts
Total.. . . . . . . . . . . . . . . . . . . .		$34,136,261		$97,716,696

aPurchased option contracts are included in investments in securities, at value in the Statements of Assets and Liabilities.

For the year ended December 31, 2020, the effect of derivative contracts in the Statement of Operations was as follows:

				Net Change in
				Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Statement of	Gain (Loss) for	Statement of	(Depreciation)
Hedging Instruments	Operations Location	the Year	Operations Location	for the Year
	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Templeton Global Bond VIP Fund
Interest rate contracts.. . . . . . .
	Swap contracts	$(117,098,171)	Swap contracts	$28,588,210
Foreign exchange contracts. . .
	Investments	27,890,115a	Investments	5,176,467a
	Written options	(21,331,965)	Written options	(7,062,273)
	Forward exchange contracts	(21,322,484)	Forward exchange contracts	(24,408,172)
Total.. . . . . . . . . . . . . . . . . . . .		$(131,862,505)		$2,294,232

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2020, the average month end notional amount of swap contracts and options represented $60,563,231 and $2,863,855,977, respectively. The average month end contract value of forward exchange contracts was $2,916,651,060.

See Note 1(c) regarding derivative financial instruments.

TGB-36

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

10. Other Derivative Information (continued)

At December 31, 2020, OTC derivative assets and liabilities are as follows:

	Gross Amounts of
Assets and Liabilities Presented
in the Statement of Assets and Liabilities
Assetsa	Liabilitiesa
Derivatives
Templeton Global Bond VIP Fund
Forward exchange contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$18,677,539	$79,165,402
Options purchased. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,458,722	—
Options written. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	18,551,294
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$34,136,261	$97,716,696

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At December 31, 2020, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross
	Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Receiveda,b	Received	than zero)
Templeton Global Bond VIP Fund
Counterparty
BNDP. . . . . . . . . . . . . . . . . . . .	$—	$—	$—	$—	$—
BOFA. . . . . . . . . . . . . . . . . . . .	—	—	—	—	—
CITI.. . . . . . . . . . . . . . . . . . . . .	12,406,469	(12,406,469)	—	—	—
DBAB. . . . . . . . . . . . . . . . . . . .	4,523,419	(2,491,556)	(1,624,786)	—	407,077
GSCO.. . . . . . . . . . . . . . . . . . .	2,232,176	(2,232,176)	—	—	—
HSBK. . . . . . . . . . . . . . . . . . . .	3,989,338	(3,989,338)	—	—	—
JPHQ. . . . . . . . . . . . . . . . . . . .	6,954,933	(6,954,933)	—	—	—
MSCO.. . . . . . . . . . . . . . . . . . .	3,848,353	(3,848,353)	—	—	—
UBSW.. . . . . . . . . . . . . . . . . . .	181,573	(181,573)	—	—	—
Total.. . . . . . . . . . . . . . . . . . .	$34,136,261	$(32,104,398)	$(1,624,786)	$—	$407,077

Annual Report

TGB-37

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

10. Other Derivative Information (continued)

At December 31, 2020, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross
	Amounts of
	Liabilities	Financial	Financial
	Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledgedb	than zero)
Templeton Global Bond VIP Fund
Counterparty
BNDP. . . . . . . . . . . . . . . . . . . .	$695	$—	$—	$—	$695
BOFA. . . . . . . . . . . . . . . . . . . .	239,622	—	—	(239,622)	—
CITI.. . . . . . . . . . . . . . . . . . . . .	49,885,523	(12,406,469)	—	(37,479,054)	—
DBAB. . . . . . . . . . . . . . . . . . . .	2,491,556	(2,491,556)	—	—	—
GSCO.. . . . . . . . . . . . . . . . . . .	7,465,318	(2,232,176)	—	(5,230,000)	3,142
HSBK. . . . . . . . . . . . . . . . . . . .	19,836,859	(3,989,338)	—	(15,847,521)	—
JPHQ. . . . . . . . . . . . . . . . . . . .	9,145,278	(6,954,933)	—	(2,190,345)	—
MSCO.. . . . . . . . . . . . . . . . . . .	8,203,805	(3,848,353)	—	(4,355,452)	—
UBSW.. . . . . . . . . . . . . . . . . . .	448,040	(181,573)	—	(266,467)	—
Total.. . . . . . . . . . . . . . . . . . .	$97,716,696	$(32,104,398)	$—	$(65,608,461)	$3,837

aAt December 31, 2020, the Fund received U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Abbreviations on page TGB-41.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 5, 2021, the Borrowers, renewed the Global Credit Facility for a one year term, maturing February 4, 2022, for a total of $2.675 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2020, the Fund did not use the Global Credit Facility.

TGB-38

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

•Level 1 – quoted prices in active markets for identical financial instruments

•Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2020, in valuing the Fund's assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Templeton Global Bond VIP Fund
Assets:
Investments in Securities:
Foreign Government and Agency Securities:
Argentina .. . . . . . . . . . . . . . . . . . . . . . . . . . . .	$—	$—	$43,034,720	$43,034,720
Brazil .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	22,641,507	—	22,641,507
Colombia .. . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	41,999,479	—	41,999,479
Ghana . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	37,080,890	—	37,080,890
India .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	92,197,182	—	92,197,182
Indonesia .. . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	114,639,022	—	114,639,022
Mexico .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	336,292,026	—	336,292,026
Norway . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	128,738,149	—	128,738,149
South Korea .. . . . . . . . . . . . . . . . . . . . . . . . . .	—	255,571,289	—	255,571,289
Supranational .. . . . . . . . . . . . . . . . . . . . . . . . .	—	10,946,188	—	10,946,188
U.S. Government and Agency Securities.. . . . . . .	—	482,485,970	—	482,485,970
Options purchased.. . . . . . . . . . . . . . . . . . . . . . .	—	15,458,722	—	15,458,722
Short Term Investments. . . . . . . . . . . . . . . . . . . .	463,932,128	272,288,667	3,010,391	739,231,186
Total Investments in Securities.. . . . . . . . . . .	$463,932,128	$1,810,339,091	$46,045,111	$2,320,316,330
Other Financial Instruments:
Forward exchange contracts . . . . . . . . . . . . . . . .	$—	$18,677,539	$—	$18,677,539
Restricted Currency (ARS).. . . . . . . . . . . . . . . . .	—	—	3,151	3,151
.. . . . . . . . .Total Other Financial Instruments	$—	$18,677,539	$3,151	$18,680,690
Receivables:
Interest (ARS). . . . . . . . . . . . . . . . . . . . . . . . . . .	$—	$—	$947,439	$947,439
Liabilities:
Other Financial Instruments:
Options written.. . . . . . . . . . . . . . . . . . . . . . . . . .	$—	$18,551,294	$—	$18,551,294
Forward exchange contracts.. . . . . . . . . . . . . . . .	—	79,165,402	—	79,165,402
.. . . . . . . . .Total Other Financial Instruments	$—	$97,716,696	$—	$97,716,696
Payables:
Investment Securities Purchased (ARS). . . . . . . .	$—	$—	$463,749	$463,749
. . . . . . . . . . . . . . . . . . . . . . .Deferred Tax (ARS)	$—	$—	$2,124	$2,124

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

12. Fair Value Measurements (continued)

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the year. At December 31, 2020, the reconciliation is as follows:

										Net Change in
										Unrealized
										Appreciation
							Net	Net		(Depreciation)
	Balance at			Transfer	Transfer	Cost Basis	Realized	Unrealized	Balance	on Assets
	Beginning of			Into	Out of	Adjust-	Gain	Appreciation	at End	Held at
	Year	Purchases	Sales	Level 3	Level 3	mentsa	(Loss)(Depreciation)		of Year	Year End
Templeton Global Bond VIP Fund
Assets:
Investments in Securities:
Foreign Government and
Agency Securities:
Argentina.. . . . . . . . .	$35,675,197	$28,179,321	$(10,217,792)	$—	$—	$7,089,775	$(18,641,512)	$949,731	$43,034,720	$(6,646,977)
Short Term Investments. .	3,394,233	3,129,601	(2,160,508)	—	—	388,475	(817,458)	(923,952)	3,010,391	84,863
Total Investments in Securities.	$39,069,430	$31,308,922	$(12,378,300)	$—	$—	7,478,250	(19,458,970)	25,779	$46,045,111	$(6,562,114)
Other Financial Instruments:	$8,460,563	$18,433,690	$(25,517,801)	$—	$—	$—	$(1,603,199)	$229,898	$3,151	$(42)
Restricted Currency (ARS).
Receivables:	$1,601,869	$10,006,358	$(9,462,346)	$—	$—	$—	$(1,350,526)	$152,084	$947,439	$33,577
Interest (ARS).. . . . . .
Liabilities:
Payables:
Deferred Tax (ARS). . . . .	$4,066	$—	$—	$—	$—	$—	$—	$(1,942)	$2,124	$(1,942)
Investment Securities	$—	$463,749	$—	$—	$—	$—	$—	$—	$463,749	$—
Purchased (ARS).. . . .

aMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

Significant unobservable valuation inputs for material Level 3 assets and/or liabilities and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2020, are as follows:

						Impact to
						Fair Value
	Fair Value at					if Input
Description	End of Year	Valuation Technique	Unobservable Inputs	Amount		Increasesa
Templeton Global Bond VIP Fund
Assets:
Investments in Securities:
Foreign Government and
Agency Securities:
Argentina. . . . . . . . . .	$43,034,720	Market comparables	Implied foreign	143.8	ARS/USD	Decreaseb
			exchange rate
Short Term Investments:
Argentina. . . . . . . . . .	3,010,391	Market comparables	Implied foreign	143.8	ARS/USD	Decreasec
			exchange rate
All Other.. . . . . . . . . . . .	950,590d

Liabilities:
All Other.. . . . . . . . . . . .	465,873d

Total.. . . . . . . . . . . . . . .	$46,529,828

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

12. Fair Value Measurements (continued)

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bRepresents a significant impact to fair value and net assets.

cRepresents a significant impact to fair value but not net assets.

dIncludes fair value of immaterial assets and/or liabilities developed using various valuation techniques and unobservable inputs. May also include values derived using private transaction prices or non-public third party pricing information which is unobservable.

13. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020- 04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency
BNDP	BNP Paribas SA	ARS	Argentine Peso
BOFA	Bank of America Corp.	AUD	Australian Dollar
CITI	Citibank NA	BRL	Brazilian Real
DBAB	Deutsche Bank AG	CHF	Swiss Franc
GSCO	Goldman Sachs Group, Inc.	COP	Colombian Peso
HSBK	HSBC Bank plc	GHS	Ghanaian Cedi
JPHQ	JPMorgan Chase Bank NA	IDR	Indonesian Rupiah
MSCO	Morgan Stanley	INR	Indian Rupee
UBSW	UBS AG	JPY	Japanese Yen
		KRW	South Korean Won
Selected Portfolio		MXN	Mexican Peso
BADLAR	Argentina Deposit Rates Badlar Private Banks	NOK	Norwegian Krone
	ARS	SEK	Swedish Krona
FRN	Floating Rate Note
		USD	United States Dollar

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Templeton Global Bond VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Global Bond VIP Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Templeton Global Bond VIP Fund

At December 31, 2020, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2021 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

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Templeton Growth VIP Fund

This annual report for Templeton Growth VIP Fund covers the fiscal year ended December 31, 2020.

Class 1 Performance Summary as of December 31, 2020

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Average Annual
Share Class	Total Return
1
1-Year	+5.99%
5-Year	+6.40%
10-Year	+6.33%

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/11–12/31/20)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the MSCI All Country World Index (ACWI). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

Please see Important Notes to Performance Information preceding the Fund Summaries.

$30,000

$25,000					$25,271
$20,000					$18,478

$15,000
$10,000
$5,000
1/11	12/12	12/14	12/16	12/18	12/20
	Templeton Growth VIP Fund		MSCI ACWI*

*Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

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Templeton Growth VIP Fund

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities (primarily common stocks) of companies located anywhere in the world, including developing markets.

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in developing markets involve heightened risks related to the same factors. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/ or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Current political uncertainty concerning the economic consequences of the departure of the U.K. from the European Union may increase market volatility. Derivatives involve costs and can create economic leverage which may result in significant volatility and cause the Fund to participate in losses (and enable gains) on an amount that exceeds the Fund’s initial investment. In addition, securities issued by small- and mid-capitalization companies have historically experienced more price volatility than larger-company stocks, especially over the short term and may involve additional risks. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Geographic Composition 12/31/20

% of Total
Net Assets
North America	35.3%
Asia	28.4%
Europe	26.1%
Latin America & Caribbean	1.8%
Short-Term Investments & Other Net Assets	8.4%

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI), posted a +16.82% total return for the period under review.1

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI ACWI (USD), posted a +16.82% total return for the 12 months ended December 31, 2020.1 Stocks fell sharply in early 2020 as many investors sold equities amid fears of a global economic slowdown due to the novel coronavirus (COVID-19) pandemic. Global equities began to rebound in late March 2020 amid optimism about easing lockdown restrictions, vaccine and treatment development and economic stimulus measures. Despite declines in September and October due to geopolitical tensions and rising infection rates, markets rebounded in November and December, as positive sentiment about successful trials of COVID-19 vaccines, the beginning of vaccination programs in some countries and apparent resolution of political uncertainty supported markets.

In the U.S., pandemic-related restrictions caused stiff economic headwinds, including mass layoffs that drove the unemployment rate to 14.8% in April 2020.2 According to the National Bureau of Economic Research, the longest U.S. economic expansion in history ended in February, and the country slipped into a deep recession. Equities began to rebound in the spring amid the government’s fiscal and monetary stimulus, declining jobless claims, rising retail sales and optimism about treatments and potential vaccines for COVID-19. Following a record annualized decline in second-quarter gross domestic product (GDP), resilient consumer spending helped drive third-quarter GDP to expand at a record annualized rate, although growth slowed in the fourth quarter. Equities continued to rise during the

1.Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2.Source: U.S. Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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summer but declined in the fall due to concerns about possible new restrictions amid rising COVID-19 infection rates and uncertainties about additional fiscal stimulus and the U.S. presidential election. Despite signs that the economic recovery was stalling as the unemployment rate remained relatively high (6.7% at period-end) and consumer spending declined, stocks rallied in November and December, buoyed by the outcome of the U.S. presidential election, the start of COVID-19 vaccination programs and the passage of a new U.S. stimulus bill.2

In an effort to support the economy, the U.S. Federal Reserve (Fed) lowered the federal funds target rate to a range of 0.00%–0.25% in March 2020. The Fed also enacted quantitative easing measures aimed at ensuring credit flows to borrowers and supporting credit markets with open- ended bond purchasing. Furthermore, the Fed signaled that interest rates would potentially remain low, even if inflation moderately exceeded its 2% target.

In the eurozone, the economy contracted again in the fourth quarter of 2020, following quarter-on-quarter expansion in the third quarter and contractions in the first and second quarters. After several months of gains due to easing restrictions and robust stimulus measures, European developed market equities, as measured by the MSCI Europe Index (USD), declined in September and October as rising infection rates heightened investor concerns that the nascent economic revival could stall. Nevertheless, successful vaccine development and a Brexit resolution supported European developed market equities, as measured by the MSCI Europe Index (USD), to post a +5.93% total return for the period.1

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index (USD), posted a +21.30% total return for the 12 months under review.1 Although pandemic-related lockdowns derailed economic growth in early 2020, sharp market declines were followed by rebounds as China’s economy, a key driver of the region’s economic activity, recovered from the contraction in the first quarter and expanded during the rest of 2020. Asian stocks rose as the region’s economies reopened, aided by robust stimulus measures and optimism that economic revitalization would be further spurred by COVID-19 vaccines.

Global emerging market stocks, as measured by the MSCI Emerging Markets Index (USD), posted a +18.69% total return for the period, despite steep pandemic-related declines in early 2020, benefiting from improving economic activity, stabilizing oil prices and U.S. dollar weakness.1 In spite of higher COVID-19 cases in some countries, emerging market stocks rallied near the end of 2020, bolstered by easing political uncertainty, commencement of COVID-19 vaccinations and rising commodity prices.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. When choosing equity investments for the Fund, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long- term earnings, asset value and cash flow. Our analysis includes an assessment of the potential impacts of material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company. We also consider a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

The Fund may, from time to time, seek to hedge (protect) against currency risks, using certain currency-related derivative instruments. The Fund may also use a variety of equity-related derivatives for various purposes including enhancing Fund returns, increasing liquidity and gaining exposure to particular markets in more efficient or less expensive ways.

Manager’s Discussion

During the 12 months under review, significant detractors from the Fund’s performance relative to the MSCI ACWI included stock selection and a large underweighting in the information technology (IT) sector, as well as stock selection in the consumer discretionary, communication services and energy sectors. There are no consumer discretionary stocks among the Fund’s top individual detractors.

Within IT, our position in Japan-based electronic equipment and components manufacturer Kyocera hindered relative returns.

In the communication services sector, our positions in Luxembourg-based satellite operator SES and U.S. diversified telecommunication services provider Verizon Communications hurt relative results. SES reported weaker- than-expected fourth-quarter 2019 results and lowered fiscal-year 2020 revenue and earnings guidance due to lower-than-expected revenue growth in its video business and slowing growth in its networks business. Management also substantially cut the dividend, citing the need to protect its investment-grade debt rating.

Within energy, oil companies faced headwinds brought on by pandemic disruptions, pricing pressures and demand weakness. Our positions in U.S. oil and gas exploration

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TEMPLETON GROWTH VIP FUND

and production company Apache (not held at period-end), Netherlands-based oil and natural gas producer Royal Dutch Shell and U.K.-based integrated oil and gas company BP detracted from relative results.

Other key individual relative detractors included our positions in financial services firms ING Groep (Netherlands) and BNP Paribas (France). The Fund closed its positions in both firms during the period.

Conversely, key contributors to the Fund’s relative performance included stock selection and overweightings in the materials and industrials sectors.

Within materials, our positions in U.S. gold and copper mining company Freeport-McMoRan; Canadian mining firm Wheaton Precious Metals, which has operations in Brazil; and Netherlands-based steelmaking and mining company ArcelorMittal boosted relative performance. Freeport- McMoRan’s shares rallied over the summer as copper prices rose to the highest level in more two years and gold hit an all-time price high. The firm recently announced a well-received austerity plan to help weather this period of uncertainty, including capital expenditure reduction, executive pay cuts and a suspension of the dividend. Wheaton Precious Metals benefited from higher gold prices amid investor concerns about excess debt, economic turmoil and the potentially inflationary impact of extreme monetary accommodation.

In the industrials sector, Denmark-based integrated logistics company AP Moller - Maersk, U.S. logistics and package delivery company United Parcel Service and German industrial conglomerate Siemens supported relative performance.

Elsewhere, South Korean semiconductor, electronics and computer peripherals manufacturer Samsung Electronics benefited relative performance. Its shares overcame the initial supply chain concerns amid the onset of the COVID-19 pandemic and rose amid an improving outlook for the memory chip market and expectations for the company to raise its dividends. New foundry orders from high-profile clients lifted market confidence in its chip-making business. Furthermore, many investors became optimistic about potential market share gains for the company across the semiconductor, smartphone, and 5G network equipment industries amid escalating U.S. restrictions against Chinese technology-related companies.

From a geographic perspective, key detractors from the Fund’s relative performance included stock selection and an overweighting in the eurozone, especially in France;

Top 10 Holdings 12/31/20

Company	% of Total
Industry, Country	Net Assets
a	a
Samsung Electronics Co. Ltd.	3.9%
Technology Hardware, Storage & Peripherals,
South Korea
Sanofi	2.6%
Pharmaceuticals, France
Walt Disney Co. (The)	2.4%
Entertainment, United States
Anheuser-Busch InBev SA/NV	2.3%
Beverages, Belgium
Roche Holding AG	2.3%
Pharmaceuticals, Switzerland
Verizon Communications, Inc.	2.2%
Diversified Telecommunication Services, United
States
Dollar Tree, Inc.	2.1%
Multiline Retail, United States
Comcast Corp.	2.1%
Media, United States
Sysco Corp.	2.0%
Food & Staples Retailing, United States
EPAM Systems, Inc.	1.9%
IT Services, United States

stock selection and a large underweighting in the U.S.; and stock selection in Asia ex Japan, especially in China. Stock selection and an overweighting in the U.K., as well as stock selection in Japan, also hurt relative results. Conversely, stock selection and a modest overweighting in Canada, as well as positioning in Israel, benefited relative performance.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2020, the U.S. dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

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TEMPLETON GROWTH VIP FUND

Thank you for your participation in Templeton Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GROWTH VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Fund-Level		Fund-Level
			Expenses		Expenses		Net
	Beginning	Ending	Paid During	Ending	Paid During		Annualized
Share	Account	Account	Period	Account	Period		Expense
Class	Value 7/1/20	Value 12/31/20	7/1/20–12/31/201,2	Value 12/31/20	7/1/20–12/31/201,2	a	Ratio2
1	$1,000	$1,224.00	$5.08	$1,020.57	$4.62		0.91%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Growth VIP Fund

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 1

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$11.15	$12.44	$16.24	$13.93	$13.54
Income from investment operationsa:	0.24c	0.30	0.28	0.29	0.26
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	0.36	1.30	(2.42)	2.30	0.96
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	0.60	1.60	(2.14)	2.59	1.22
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.33)	(0.40)	(0.35)	(0.28)	(0.31)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	(2.49)	(1.31)	—	(0.52)
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.33)	(2.89)	(1.66)	(0.28)	(0.83)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$11.42	$11.15	$12.44	$16.24	$13.93
Total returnd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5.99%	15.43%	(14.61)%	18.77%	9.90%
Ratios to average net assets	0.91%	0.86%	0.83%	0.82%f	0.82%
Expensese. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	2.42%c	2.52%	1.90%	1.94%	2.01%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$92,653	$97,988	$354,164	$466,207	$453,997
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	63.65%	19.69%	29.25%	26.46%	22.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.13 per share related to an adjustment for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.08%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%. fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Growth VIP Fund (continued)

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 2

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$10.90	$12.21	$15.97	$13.70	$13.32
Income from investment operationsa:	0.21c	0.26	0.24	0.25	0.23
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	0.36	1.28	(2.38)	2.26	0.94
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	0.57	1.54	(2.14)	2.51	1.17
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.30)	(0.36)	(0.31)	(0.24)	(0.27)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	(2.49)	(1.31)	—	(0.52)
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.30)	(2.85)	(1.62)	(0.24)	(0.79)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$11.17	$10.90	$12.21	$15.97	$13.70
Total returnd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5.80%	15.15%	(14.85)%	18.50%	9.62%
Ratios to average net assets	1.16%	1.11%	1.08%	1.07%f	1.07%
Expensese. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	2.17%c	2.27%	1.65%	1.69%	1.76%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$603,996	$659,412	$625,311	$879,521	$876,128
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	63.65%	19.69%	29.25%	26.46%	22.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.13 per share related to an adjustment for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.83%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%. fBenefit of expense reduction rounds to less than 0.01%.

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Growth VIP Fund (continued)

Year Ended December 31,
a	2020	2019	2018	2017	2016

Class 4

Per share operating performance

(for a share outstanding throughout the year)
Net asset value, beginning of year. . . . . . . . . . . . . . . . . . .	$11.07	$12.36	$16.13	$13.83	$13.44
Income from investment operationsa:	0.20c	0.26	0.23	0.24	0.22
Net investment incomeb.. . . . . . . . . . . . . . . . . . . . . . . . .
Net realized and unrealized gains (losses).. . . . . . . . . . .	0.36	1.29	(2.40)	2.28	0.94
Total from investment operations.. . . . . . . . . . . . . . . . . . . .	0.56	1.55	(2.17)	2.52	1.16
Less distributions from:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .	(0.28)	(0.35)	(0.29)	(0.22)	(0.25)
Net realized gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	(2.49)	(1.31)	—	(0.52)
Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.28)	(2.84)	(1.60)	(0.22)	(0.77)
Net asset value, end of year.. . . . . . . . . . . . . . . . . . . . . . .	$11.35	$11.07	$12.36	$16.13	$13.83
Total returnd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5.65%	14.97%	(14.88)%	18.38%	9.47%
Ratios to average net assets	1.26%	1.21%	1.18%	1.17%f	1.17%
Expensese. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . .	2.04%c	2.17%	1.55%	1.59%	1.66%
Supplemental data
Net assets, end of year (000’s).. . . . . . . . . . . . . . . . . . . . .	$23,213	$27,330	$28,238	$38,798	$43,286
Portfolio turnover rate.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	63.65%	19.69%	29.25%	26.46%	22.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.13 per share related to an adjustment for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.70%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%. fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2020

Templeton Growth VIP Fund

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks 91.6%
	Aerospace & Defense 1.1%
	BAE Systems plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	1,134,492		$7,566,224
	Air Freight & Logistics 1.2%
	United Parcel Service, Inc., B. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	49,933		8,408,717
	Airlines 2.1%
	aInternational Consolidated Airlines Group SA.. . . . . . . . . . . . . . . . .	United Kingdom	2,045,990		4,452,397
	aJapan Airlines Co. Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	302,900		5,841,218
	Southwest Airlines Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	103,627		4,830,055
					15,123,670
	Auto Components 1.4%
	BorgWarner, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	127,369		4,921,538
	Lear Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	33,796		5,374,578
					10,296,116
	Automobiles 1.6%
	Honda Motor Co. Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	303,704		8,569,403
	Isuzu Motors Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	304,100		2,894,921
					11,464,324
	Banks 2.6%
	Bangkok Bank PCL.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Thailand	1,552,060		6,160,283
	KB Financial Group, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	South Korea	159,595		6,329,057
	Sumitomo Mitsui Financial Group, Inc.. . . . . . . . . . . . . . . . . . . . . .	Japan	203,248		6,300,313
					18,789,653
	Beverages 5.7%
	Anheuser-Busch InBev SA/NV. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Belgium	235,533		16,433,044
	Kirin Holdings Co. Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	479,892		11,331,688
	Pernod Ricard SA.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	France	35,070		6,735,347
	Suntory Beverage & Food Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	185,560		6,572,424
					41,072,503
	Chemicals 1.5%
	DuPont de Nemours, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	148,925		10,590,057
	Consumer Finance 1.1%
	American Express Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	64,909		7,848,147
	Diversified Telecommunication Services 2.2%
	Verizon Communications, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	272,877		16,031,524
	Electric Utilities 0.9%
	Southern Co. (The).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	102,073		6,270,344
	Electrical Equipment 1.2%
	Mitsubishi Electric Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	565,700		8,549,793
	Electronic Equipment, Instruments & Components 1.6%
	Kyocera Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	192,100		11,790,794
	Entertainment 3.1%
	Nexon Co. Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	168,055		5,185,321
	aWalt Disney Co. (The).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	94,602		17,139,991
					22,325,312
	Food & Staples Retailing 3.3%
	Kroger Co. (The). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	301,469		9,574,656

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Growth VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	Food & Staples Retailing (continued)
	Sysco Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	193,867		$14,396,563
					23,971,219
	Food Products 1.5%
	Danone SA.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	France	38,013		2,501,592
	Kellogg Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	134,062		8,342,678
					10,844,270
	Health Care Equipment & Supplies 2.3%
	Medtronic plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	72,120		8,448,137
	Zimmer Biomet Holdings, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	50,854		7,836,093
					16,284,230
	Health Care Providers & Services 0.9%
	aLaboratory Corp. of America Holdings.. . . . . . . . . . . . . . . . . . . . . .	United States	32,468		6,608,861
	Hotels, Restaurants & Leisure 6.1%
	Compass Group plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	473,633		8,834,544
	Galaxy Entertainment Group Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . .	Macau	985,743		7,673,557
	aInterContinental Hotels Group plc.. . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	105,260		6,822,932
	Starbucks Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	56,480		6,042,230
	aWhitbread plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	77,440		3,280,335
	Yum China Holdings, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	China	193,597		11,052,453
					43,706,051
	Household Durables 3.4%
	Gree Electric Appliances, Inc. of Zhuhai, A. . . . . . . . . . . . . . . . . . .	China	418,320		3,972,992
	Panasonic Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	739,440		8,619,823
	Sony Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	116,299		11,719,228
					24,312,043
	Industrial Conglomerates 2.1%
	Honeywell International, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	31,539		6,708,345
	Siemens AG.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	60,461		8,709,551
					15,417,896
	Insurance 1.9%
	AIA Group Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Hong Kong	1,101,645		13,424,781
	Internet & Direct Marketing Retail 3.2%
	aAlibaba Group Holding Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	China	347,140		10,096,404
	aBooking Holdings, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,950		13,252,256
					23,348,660
	IT Services 1.9%
	aEPAM Systems, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	37,826		13,554,947
	Machinery 3.2%
	Komatsu Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	440,500		12,157,046
	Makita Corp... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	141,800		7,112,281
	Stanley Black & Decker, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	22,400		3,999,744
					23,269,071
	Marine 1.2%
	AP Moller - Maersk A/S, B.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Denmark	3,925		8,734,832
	Media 3.2%
	Comcast Corp., A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	283,862		14,874,369

The accompanying notes are an integral part of these financial statements.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF INVESTMENTS

Templeton Growth VIP Fund (continued)

a a

Country Shares

a

Value

a	a	a	a	a	a
	Common Stocks (continued)
	Media (continued)
	SES SA, FDR.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Luxembourg	881,520		$8,273,574
					23,147,943
	Metals & Mining 4.5%
	aArcelorMittal SA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Luxembourg	437,880		10,014,705
	Freeport-McMoRan, Inc... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	373,795		9,726,146
	Wheaton Precious Metals Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . .	Brazil	305,786		12,778,542
					32,519,393
	Multiline Retail 2.1%
	aDollar Tree, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	138,131		14,923,673
	Multi-Utilities 1.9%
	E.ON SE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	1,201,307		13,302,907
	Oil, Gas & Consumable Fuels 2.7%
	BP plc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	1,941,401		6,699,765
	Marathon Petroleum Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	205,827		8,513,005
	Royal Dutch Shell plc, B.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Netherlands	257,095		4,357,747
					19,570,517
	Pharmaceuticals 6.8%
	Bayer AG.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	150,406		8,860,960
	Roche Holding AG. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Switzerland	46,662		16,252,308
	Sanofi. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	France	189,625		18,379,778
	Takeda Pharmaceutical Co. Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	156,896		5,677,968
					49,171,014
	Road & Rail 0.7%
	East Japan Railway Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	31,800		2,121,549
	Keisei Electric Railway Co. Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . .	Japan	80,000		2,707,996
					4,829,545
	Semiconductors & Semiconductor Equipment 2.0%
	Infineon Technologies AG.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	155,086		5,922,763
	NXP Semiconductors NV. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Netherlands	55,236		8,783,076
					14,705,839
	Specialty Retail 3.0%
	Ross Stores, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	91,046		11,181,359
	TJX Cos., Inc. (The).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	151,643		10,355,701
					21,537,060
	Technology Hardware, Storage & Peripherals 3.9%
	Samsung Electronics Co. Ltd... . . . . . . . . . . . . . . . . . . . . . . . . . . .	South Korea	373,630		27,858,828
	Textiles, Apparel & Luxury Goods 1.9%
	aadidas AG. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Germany	14,503		5,276,479
	aBurberry Group plc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	339,141		8,282,463
					13,558,942
	Wireless Telecommunication Services 0.6%
	aT-Mobile US, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	34,074		4,594,879
	.. . . . . . . . .Total Common Stocks (Cost $505,801,221)	. . . . . . . . . . . . . . . . . .	. . . . . . . . . .		659,324,579

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Growth VIP Fund (continued)

Short Term Investments 2.0%

Principal
a	a	Country	Amount*	a

Value

a	a	a	a	a	a
	U.S. Government and Agency Securities 0.1%
	bFFCB, 1/04/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	600,000		$600,000
	. . . . . . . . .Total U.S. Government and Agency Securities (Cost $599,999)		. . . . . . . . . . .		600,000

a	a				a
	Time Deposits 1.9%
	Royal Bank of Canada, 0.06%, 1/04/21.. . . . . . . . . . . . . . . . . . . . .	Canada	14,000,000		14,000,000

Total Time Deposits (Cost $14,000,000).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total Short Term Investments (Cost $14,599,999). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total Investments (Cost $520,401,220) 93.6%.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other Assets, less Liabilities 6.4%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net Assets 100.0%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

14,000,000

14,600,000

$673,924,579 45,937,031

$719,861,610

See Abbreviations on page TG-26.

*The principal amount is stated in U.S. dollars unless otherwise indicated. a Non-income producing.

b The security was issued on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2020

Templeton
Growth VIP
Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$520,401,220
Value - Unaffiliated issuers .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$673,924,579
Cash.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	807,467
Foreign currency, at value (cost $34,509,513). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	35,548,865
Receivables:
Capital shares sold.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	55,835
Dividends and interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,446,438
European Union tax reclaims (Note 1d).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,309,878
Other assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	90
Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	721,093,152
Liabilities:
Payables:
Capital shares redeemed. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	282,671
Management fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	504,914
Distribution fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	133,933
Reports to shareholders.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	91,422
Accrued contingent fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	90,131
Accrued expenses and other liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	128,471
Total liabilities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,231,542
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$719,861,610
Net assets consist of:
Paid-in capital.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$633,083,488
Total distributable earnings (losses).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	86,778,122
Net assets, at value.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$719,861,610
Templeton
Growth VIP
Fund
Class 1:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$92,653,108
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	8,110,910
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$11.42
Class 2:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$603,995,905
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	54,096,505
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$11.17
Class 4:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$23,212,597
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares outstanding	2,045,491
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net asset value and maximum offering price per share	$11.35

Annual Report

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2020

Templeton

Growth VIP

Fund

Investment income:

Dividends: (net of foreign taxes of $1,416,989)

Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Interest:

Unaffiliated issuers.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from securities loaned:

Unaffiliated entities (net of fees and rebates).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Non-controlled affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other income (Note 1d) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses:

Management fees (Note 3a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distribution fees: (Note 3c)

Class 2. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class 4. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Custodian fees (Note 4).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Reports to shareholders.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Professional fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Trustees' fees and expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses waived/paid by affiliates (Note 3e).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Realized and unrealized gains (losses):

Net realized gain (loss) from:

Investments: (net of foreign taxes of $523,662)

Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Foreign currency transactions.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized gain (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation) on:

Investments:

Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Translation of other assets and liabilities denominated in foreign currencies.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Change in deferred taxes on unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease) in net assets resulting from operations.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$12,909,452

147,585

19,585

1,765

8,848,969

21,927,356

5,550,784

1,384,369

79,528

86,248

136,743

127,673

3,960

82,486

7,451,791

(5,723)

7,446,068

14,481,288

(64,476,322)

289,094

(64,187,228)

77,670,255

1,454,312

388,289

79,512,856

15,325,628

$29,806,916

The accompanying notes are an integral part of these financial statements.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Growth VIP Fund
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$14,481,288	$19,938,552
Net realized gain (loss).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(64,187,228)	(13,584,687)
Net change in unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . .	79,512,856	128,174,019
Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . . . .	29,806,916	134,527,884
Distributions to shareholders:
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,680,578)	(20,901,613)
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(16,492,099)	(139,418,589)
Class 4.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(659,619)	(6,044,047)
Total distributions to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(19,832,296)	(166,364,249)
Capital share transactions: (Note 2)
Class 1.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(7,082,982)	(275,115,440)
Class 2.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(63,376,754)	82,734,600
Class 4.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4,382,946)	1,233,451
Total capital share transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(74,842,682)	(191,147,389)
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Net increase (decrease) in net assets	(64,868,062)	(222,983,754)
Net assets:
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	784,729,672	1,007,713,426
End of year.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$719,861,610	$784,729,672

Annual Report

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

Templeton Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Growth VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust's Board of Trustees (the Board), the Fund's administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund's pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Investments in time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund's business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund . As a result, differences may arise between the value of the Fund's portfolio securities as determined at

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

a. Financial Instrument Valuation (continued)

the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time. At December 31, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund's NAV is not calculated, which could result in differences between the value of the Fund's portfolio securities on the last business day and the last calendar day of the reporting period. Any security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives collateral in the form of cash and/or U.S. Government and Agency securities against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. Any cash collateral received is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to any cash collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2020, the Fund had no securities on loan.

d. Income and Deferred Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its

Annual Report

Templeton Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

d. Income and Deferred Taxes (continued)

taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities.

When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and capital gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

g. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Year Ended		Year Ended
December 31, 2020		December 31, 2019
Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares issued in reinvestment of distributions.. . . . . . . . . .

Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .

Class 2 Shares:

Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares issued in reinvestment of distributions.. . . . . . . . . .

Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .

Class 4 Shares:

111,654	$1,099,154	68,873	$790,173
287,000	2,680,578	2,083,910	20,901,613
(1,072,276)	(10,862,714)	(21,838,635)	(296,807,226)
(673,622)	$(7,082,982)	(19,685,852)	$(275,115,440)
4,395,675	$41,408,273	3,619,417	$39,550,989
1,804,387	16,492,099	14,197,412	139,418,589
(12,576,995)	(121,277,126)	(8,538,686)	(96,234,978)
(6,376,933)	$(63,376,754)	9,278,143	$82,734,600
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	102,362	$966,885	148,576	$1,690,506
Shares issued in reinvestment of distributions.. . . . . . . . . .	71,003	659,619	605,616	6,044,047
Shares redeemed.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(596,081)	(6,009,450)	(571,458)	(6,501,102)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .	(422,716)	$(4,382,946)	182,734	$1,233,451

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (Global Advisors)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Global Advisors based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million

0.900%	Over $100 million, up to and including $250 million

0.800%	Over $250 million, up to and including $500 million

0.750%	Over $500 million, up to and including $1 billion
0.700%	Over $1 billion, up to and including $5 billion

0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion

0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

For the year ended December 31, 2020, the gross effective investment management fee rate was 0.841% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Global Advisers, FT Services provides administrative services to the Fund. The fee is paid by Global Advisers based on the Fund's average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2020, the Fund held investments in affiliated management investment companies as follows:

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies (continued)

					Net Change in		Number of
	Value at				Unrealized	Value	Shares Held
	Beginning			Realized Gain	Appreciation	at End	at End	Investment
aa	of Year	Purchases	Sales	(Loss)	(Depreciation)	of Year	of Year	Income
Templeton Growth VIP Fund
Non-Controlled Affiliates
								Income from
								securities
								loaned
Institutional Fiduciary Trust - Money
Market Portfolio, 0%.. . . . . . . . .	$—	$50,965,751	$(50,965,751)	$—	$—	$—a	—	$1,765
Total Affiliated Securities. . . . .	$—	$50,965,751	$(50,965,751)	$—	$—	$—		$1,765

aAs of December 31, 2020, no longer held by the fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2020, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2020, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		$5,508,986
Long term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . .	78,076,436
Total capital loss carryforwards.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . .	$83,585,422
The tax character of distributions paid during the years ended December 31, 2020 and 2019, was as follows:
	2020	2019
Distributions paid from:
Ordinary income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$19,832,296	$35,138,144
Long term capital gain.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	131,226,105
	$19,832,296	$166,364,249

At December 31, 2020, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$521,308,120

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

5. Income Taxes (continued)

Unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net unrealized appreciation (depreciation).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distributable earnings:

Undistributed ordinary income.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$176,241,345 (23,624,886)

$152,616,459

$7,392,894

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales, foreign currency transactions, EU reclaims and corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2020, aggregated $373,470,687 and $440,775,172, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 5, 2021, the Borrowers, renewed the Global Credit Facility for a one year term, maturing February 4, 2022, for a total of $2.675 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2020, the Fund did not use the Global Credit Facility.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

•Level 1 – quoted prices in active markets for identical financial instruments

•Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

10. Fair Value Measurements (continued)

A summary of inputs used as of December 31, 2020, in valuing the Fund's assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Templeton Growth VIP Fund
Assets:
Investments in Securities:
Common Stocks:
Aerospace & Defense .. . . . . . . . . . . . . . . . . . .	$—	$7,566,224	$—	$7,566,224
Air Freight & Logistics .. . . . . . . . . . . . . . . . . . .	8,408,717	—	—	8,408,717
Airlines .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,830,055	10,293,615	—	15,123,670
Auto Components .. . . . . . . . . . . . . . . . . . . . . .	10,296,116	—	—	10,296,116
Automobiles .. . . . . . . . . . . . . . . . . . . . . . . . . .	—	11,464,324	—	11,464,324
Banks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	18,789,653	—	18,789,653
Beverages .. . . . . . . . . . . . . . . . . . . . . . . . . . .	—	41,072,503	—	41,072,503
Chemicals . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,590,057	—	—	10,590,057
Consumer Finance .. . . . . . . . . . . . . . . . . . . . .	7,848,147	—	—	7,848,147
Diversified Telecommunication Services . . . . . .	16,031,524	—	—	16,031,524
Electric Utilities .. . . . . . . . . . . . . . . . . . . . . . . .	6,270,344	—	—	6,270,344
Electrical Equipment .. . . . . . . . . . . . . . . . . . . .	—	8,549,793	—	8,549,793
Electronic Equipment, Instruments &
Components .. . . . . . . . . . . . . . . . . . . . . . . .	—	11,790,794	—	11,790,794
Entertainment .. . . . . . . . . . . . . . . . . . . . . . . . .	17,139,991	5,185,321	—	22,325,312
Food & Staples Retailing . . . . . . . . . . . . . . . . .	23,971,219	—	—	23,971,219
Food Products . . . . . . . . . . . . . . . . . . . . . . . . .	8,342,678	2,501,592	—	10,844,270
Health Care Equipment & Supplies .. . . . . . . . .	16,284,230	—	—	16,284,230
Health Care Providers & Services .. . . . . . . . . .	6,608,861	—	—	6,608,861
Hotels, Restaurants & Leisure . . . . . . . . . . . . .	17,094,683	26,611,368	—	43,706,051
Household Durables .. . . . . . . . . . . . . . . . . . . .	—	24,312,043	—	24,312,043
Industrial Conglomerates . . . . . . . . . . . . . . . . .	6,708,345	8,709,551	—	15,417,896
Insurance .. . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	13,424,781	—	13,424,781
Internet & Direct Marketing Retail .. . . . . . . . . .	13,252,256	10,096,404	—	23,348,660
IT Services .. . . . . . . . . . . . . . . . . . . . . . . . . . .	13,554,947	—	—	13,554,947
Machinery . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,999,744	19,269,327	—	23,269,071
Marine .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	8,734,832	—	8,734,832
Media .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	14,874,369	8,273,574	—	23,147,943
Metals & Mining .. . . . . . . . . . . . . . . . . . . . . . .	22,504,688	10,014,705	—	32,519,393
Multiline Retail . . . . . . . . . . . . . . . . . . . . . . . . .	14,923,673	—	—	14,923,673
Multi-Utilities .. . . . . . . . . . . . . . . . . . . . . . . . . .	—	13,302,907	—	13,302,907
Oil, Gas & Consumable Fuels .. . . . . . . . . . . . .	8,513,005	11,057,512	—	19,570,517
Pharmaceuticals .. . . . . . . . . . . . . . . . . . . . . . .	—	49,171,014	—	49,171,014
Road & Rail . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	4,829,545	—	4,829,545
Semiconductors & Semiconductor Equipment ..	8,783,076	5,922,763	—	14,705,839
Specialty Retail . . . . . . . . . . . . . . . . . . . . . . . .	21,537,060	—	—	21,537,060
Technology Hardware, Storage & Peripherals ..	—	27,858,828	—	27,858,828
Textiles, Apparel & Luxury Goods .. . . . . . . . . .	—	13,558,942	—	13,558,942
Wireless Telecommunication Services .. . . . . . .	4,594,879	—	—	4,594,879
Short Term Investments. . . . . . . . . . . . . . . . . . . .	—	14,600,000	—	14,600,000
Total Investments in Securities.. . . . . . . . . . .	$286,962,664	$386,961,915	$—	$673,924,579

11. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

11. New Accounting Pronouncements (continued)

based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

FDR	Foreign Depositary Receipt
FFCB	Federal Farm Credit Banks Funding Corp.

Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Templeton Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Growth VIP Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Growth VIP Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 17.68% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2020.

At December 31, 2020, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2021 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Index Descriptions

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Net Returns (NR) include income net of tax withholding when dividends are paid.

For Russell Indexes: Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

See www.franklintempletondatasources.com for additional data provider information.

Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index measures the performance of U.S. Treasury bills that have a remaining maturity of greater than or equal to one month and less than three months.

Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/ BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

Bloomberg Barclays U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers.

Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and Standard & Poor’s is Ba1/BB+/BB+ or below.

Bloomberg Barclays U.S. Corporate Investment Grade Index is a broad-based benchmark that measures the investment-grade, fixed-rate, taxable corporate bond market.

Bloomberg Barclays U.S. Government Index - Intermediate Index is the intermediate component of the Barclays U.S. Government Index, which includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Bloomberg Barclays U.S. High Yield Very Liquid Index is a component of the U.S. Corporate High Yield Index that is designed to track a more liquid component of the U.S. dollar- denominated, high-yield fixed-rate corporate bond market.

Bloomberg Barclays U.S. Treasury Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury with at least one year until final maturity.

FTSE® EPRA®/NAREIT® Developed Index is a free float- adjusted index designed to measure the performance of publicly traded real estate securities in the North American, European and Asian real estate markets.

FTSE World Government Bond Index measures the performance of investment-grade world government bond markets.

J.P. Morgan (JPM) Global Government Bond Index (GGBI) tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds Classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocation of assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 12/31/20, there were 351 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper General U.S. Government Funds invest primarily in U.S. government and agency issues. For the 12-month period ended 12/31/20,

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST INDEX DESCRIPTIONS

there were 24 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

MSCI All Country Asia Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in developed and emerging markets in Asia.

MSCI All Country World Index (ACWI) is a free float- adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

MSCI All Country World Index (ACWI) ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets, excluding the U.S.

MSCI Europe Index is a free float-adjusted market capitalization-weighted index designed to measure the equity market performance of developed markets in Europe.

MSCI Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization-weighted index designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

MSCI Emerging Markets (EM) Index (and MSCI Emerging Markets (EM) Index-NR) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

MSCI USA High Dividend Yield Index is based on the MSCI USA Index, its parent index, and includes large- and mid-capitalization stocks. The index is designed to reflect the performance of equities in the parent index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent.

MSCI World ex USA Index-NR is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets, excluding the U.S.

MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

MSCI World Value Index-NR is a free float-adjusted, market capitalization-weighted index designed to measure performance of securities exhibiting overall value style characteristics in global developed markets.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with relatively higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000® Index, which represents the majority of the U.S. market’s total capitalization.

Russell 1000® Value Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with relatively lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000® Index, which represent a small amount of the total market capitalization of the Russell 3000® Index.

Russell 2000® Value Index is market capitalization weighted and measures performance of those Russell 2000® Index companies with relatively lower price-to-book ratios and lower forecasted growth values.

Russell 2500TM Index is market capitalization weighted and measures performance of the smallest companies in the Russell 3000® Index, which represent a modest amount of the Russell 3000® Index’s total market capitalization.

Russell 3000® Index is market capitalization weighted and represents the majority of the U.S. market’s total capitalization.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000® Index companies with relatively higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap® Index companies with relatively higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000® Index, which represents a modest amount of the Russell 1000® Index’s total market capitalization.

Standard & Poor’s® 500 Index (S&P 500®) is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 1988	125	Bar-S Foods (meat packing
One Franklin Parkway				company) (1981-2010).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945)	Trustee	Since 2017	106	Hess Corporation (exploration of oil
One Franklin Parkway				and gas) (2014-present).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the board of trustees of the Economic Club of New York (2013-present); member of the board of trustees of the Foreign Policy Association (2005-present); member of the board of directors of Council of the Americas (2007-present) and the Tallberg Foundation

(2018-present); and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950)	Trustee	Since 2014	125	Omnicom Group Inc. (advertising
One Franklin Parkway				and marketing communications
San Mateo, CA 94403-1906				services) (2011-present) and White
				Mountains Insurance Group, Ltd.

(holding company) (2017-present); and formerly, Avis Budget Group Inc. (car rental) (2007-May 2020).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Edith E. Holiday (1952)	Lead	Trustee since 2005	125	Hess Corporation (exploration
One Franklin Parkway	Independent	and Lead Independent		of oil and gas) (1993-present),
San Mateo, CA 94403-1906	Trustee	Trustee since 2019		Canadian National Railway
(railroad) (2001-present), White
Mountains Insurance Group, Ltd.
(holding company) (2004-present),
Santander Consumer USA
Holdings, Inc. (consumer finance)
(2016-present); Santander
Holdings USA (holding company)
(2019-present); and formerly,
RTI International Metals, Inc.
(manufacture and distribution of
titanium) (1999-2015) and H.J.
Heinz Company (processed foods
and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	125	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2010).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Private investor; and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945)	Trustee	Since 2007	125	Graham Holdings Company
One Franklin Parkway				(education and media organization)
San Mateo, CA 94403-1906				(2011-present); and formerly,

The Southern Company (energy company) (2014-May 2020; previously 2010-2012), Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-September 2020); Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

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Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson	Trustee	Since 2013	136	None
(1961)
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013-2020) and President (1994-2015), Franklin Resources, Inc.

**Rupert H. Johnson, Jr.	Chairman of	Chairman of the	125	None
(1940)	the Board and	Board since 2013
One Franklin Parkway	Trustee	and Trustee
San Mateo, CA 94403-1906		since 1988

Principal Occupation During at Least the Past 5 Years:

Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Breda M. Beckerle (1958)	Chief Compliance Since October 2020	Not Applicable	Not Applicable
280 Park Avenue	Officer
New York, NY 10017

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Steven J. Gray (1955)

One Franklin Parkway

San Mateo, CA 94403-1906

Vice President Vice President since Not ApplicableNot Applicable and Co-Secretary 2009 and Co-Secretary since 2019

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971)	Chief	Since 2017	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Robert G. Kubilis (1973)	Chief Financial	Since December 2020	Not Applicable	Not Applicable
300 S.E. 2nd Street	Officer, Chief
Fort Lauderdale, FL 33301-	Accounting Officer
1923	and Treasurer

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting and officer of 39 of the investment companies in Franklin Templeton.

Robert Lim (1948)	Vice President – Since 2016	Not Applicable	Not Applicable
One Franklin Parkway	AML Compliance
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Edward D. Perks (1970)	President and	Since 2018	Not Applicable	Not Applicable
Chief Executive
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Investment
Management

Principal Occupation During at Least the Past 5 Years:

President and Director, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton (since December 2018).

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel and officer of 41 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Lori A. Weber (1964)	Vice President	Vice President since	Not Applicable	Not Applicable
300 S.E. 2nd Street	and Co-Secretary 2011 and Co-Secretary
Fort Lauderdale, FL 33301-		since 2019
1923

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary,

Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She served as a director of Avis Budget Group, Inc. (2007-May 2020) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the Fund’s

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Interested Board Members and Officers (continued)

Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-

7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec. gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are not offered to the public; they are offered and sold only to: (1) insurance company separate accounts (Separate Account) to serve as the underlying investment vehicle for variable contracts; (2) certain qualified plans; and (3) other mutual funds (funds of funds).

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report

Franklin Templeton Variable Insurance Products Trust

Investment Managers	Fund Administrator	Distributor
Franklin Advisers, Inc.	Franklin Templeton Services, LLC	Franklin Templeton
Franklin Mutual Advisers,		Distributors, Inc.
LLC
Franklin Templeton
Institutional, LLC
Templeton Asset
Management Ltd.
Templeton Global Advisors
Limited
Templeton Investment
Counsel, LLC
© 2021 Franklin Templeton Investments. All rights reserved.	VIP1 A 02/21
Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.
Principal Accountant Fees and Services.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $923,117 for the fiscal year ended December 31, 2020 and $874,816 for the fiscal year ended December 31, 2019.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $202,570 for the fiscal year ended December 31, 2020 and $210,000 for the fiscal year ended December 31, 2019.  The services for which these fees were paid included tax compliance services related to partnerships, professional fees in connection with tax treatment of equipment lease transactions, and professional fees in connection with an Indonesia withholding tax refund claim.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2020 and $8,122 for the fiscal year ended December 31, 2019.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $57,772 for the fiscal year ended December 31, 2020 and $183,244 for the fiscal year ended December 31, 2019. The services for which these fees were paid included valuation services related to fair value engagement, benchmarking services in connection with the ICI TA survey,  assets under management certification, professional fees in connection with determining the feasibility of a U.S. direct lending structure, compliance examination for Investment Advisor Act rule 204-2 and 206-4 (2, and the issuance of an Auditors’ Certificate for South Korean regulatory shareholder disclosures.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $258,342 for the fiscal year ended December 31, 2020 and $401,366 for the fiscal year ended December 31, 2019.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee
of Listed Registrants.
N/A

Item 6. Schedule of Investments.
N/A

Item 7
. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.              N/A

Item 8
. Portfolio Managers of Closed-End Management Investment Companies.                                              N/A

Item 9
. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.       N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)   Evaluation
of Disclosure Controls and Procedures
.  The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.
Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls
.  During the period covered by this report, a third-party service provider commenced performing certain accounting and administrative services for the Registrant that are subject to Franklin Templeton’s oversight.

Item 12
. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.                     N/A

Item 13. Exhibits.

(a)(1)
Code of Ethics

Code of Ethics

(a)(2)
Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

Section 302

(b)
Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

Section 906

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Templeton Variable Insurance Products Trust

By S/MATTHEW T. HINKLE   _
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By S/MATTHEW T. HINKLE   _
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date February 26, 2021

By S/ROBERT G. KUBILIS ___
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date February 26, 2021